                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                              Robert Anselmi, Esq.
                               John K. Forst, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 576-7000

Date of fiscal year end:   12/31/03

Date of reporting period:  1/01/03-06/30/03

ITEM 1.   REPORTS TO STOCKHOLDERS.
                  [INSERT REPORT HERE]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston(TM)
                                                              Convertible Securities Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           31

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Convertible
Fund versus Credit Suisse First Boston(TM)
Convertible Securities Index and Inflation

CLASS A SHARES Total Returns: 1 Year -0.02%, 5 Years 4.16%, 10 Years 8.31%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                 SECURITIES INDEX(1)          INFLATION (CPI)(2)
                                                  --------------------         -------------------          ----------------
6/30/93                                              $    9,450                   $   10,000                   $   10,000
12/94                                                    10,301                       10,162                       10,249
12/95                                                    11,898                       11,841                       10,561
12/96                                                    13,583                       13,709                       10,859
12/97                                                    15,263                       15,784                       11,102
12/98                                                    17,124                       17,991                       11,282
12/99                                                    18,240                       20,093                       11,504
12/00                                                    23,811                       26,126                       11,933
12/01                                                    22,940                       23,034                       12,322
12/02                                                    20,997                       20,170                       12,453
6/30/03                                                  22,214                       23,288                       12,723

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -0.01%, 5 Years 4.29%, 10 Years 8.28% Class C Total Returns: 1 Year 3.99%, 5 Years 4.55%, 10 Years 8.28%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                 SECURITIES INDEX(1)          INFLATION (CPI)(2)
                                                  --------------------         -------------------          ----------------
6/30/93                                               $   10,000                   $   10,000                   $   10,000
12/94                                                     10,900                       10,162                       10,249
12/95                                                     12,555                       11,841                       10,561
12/96                                                     14,242                       13,709                       10,859
12/97                                                     15,919                       15,784                       11,102
12/98                                                     17,736                       17,991                       11,282
12/99                                                     18,758                       20,093                       11,504
12/00                                                     24,290                       26,126                       11,933
12/01                                                     23,237                       23,034                       12,322
12/02                                                     21,104                       20,170                       12,453
6/30/03                                                   22,156                       23,288                       12,723

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size of greater than $100 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The first quarter of 2003 was a volatile period for equity markets. After a brief rally in the first two weeks of January, the stock market reversed course and declined steadily through early March. The downturn was precipitated by concerns over weak economic data and several year-end conference calls in which companies expressed a less-than-enthusiastic outlook for near-term growth. Rising energy prices and increasing tensions between the U.S., Iraq, and the United Nations also contributed to caution on the part of investors.

The military buildup in Kuwait and the actual outbreak of war in Iraq dominated headlines and investor attention in March. U.S. stocks swung widely, with a powerful mid-March rally partially offset by month-end declines when it appeared that the war could last longer than initially hoped. March was the first month of positive equity returns in 2003, but stocks were still down for the first quarter.

The world stage was much quieter during the second quarter, which helped to fuel a strong rally in the stock market. Investor sentiment clearly improved against the backdrop of a more stable geopolitical landscape, an accommodating interest rate policy, fiscal stimulus in the form of a tax cut, and reasonable valuations. Investors also recognized that companies exporting products or those traditionally subject to import competition might benefit from a weaker U.S. dollar. Broad macroeconomic data remained mixed, with continuing weakness in employment and manufacturing statistics. Several sectors performed well, including information technology, industrials, and financials, as most of the stocks in these sectors are viewed as good "early cycle" investments in an economic recovery.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Convertible Fund returned 9.34% for Class A shares and 8.84% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 12.57% return of the average Lipper(1) convertible securities fund. All share classes also underperformed the 14.86% return of the Credit Suisse First Boston(TM) Convertible Securities Index(2) for the six months ended June 30, 2003.

The high-yield market continued its strong rally from the fourth quarter 2002 into the first half of 2003. Indeed, high-yield debt was among the best-performing asset classes in the first half of 2003. The influence of the high-yield market was evident in the convertible marketplace as the below-investment-grade portion of the market substantially outperformed the investment-grade portion. In large measure this influence explains the Fund's relative performance, since the Fund did not have as heavy a weighting in the below-investment-grade names as its benchmark index. Many bonds of speculative-grade companies have had substantial rallies since October. We do not believe that it is prudent to pursue these


-------

1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 4 for more information about the Credit Suisse First Boston Convertible Securities Index.

3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
12/00                                                                             7.24
12/01                                                                            -4.01
12/02                                                                            -8.88
6/03                                                                              9.34

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote 1 on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
12/00                                                                             6.51
12/01                                                                            -4.76
12/02                                                                            -9.50
6/03                                                                              8.84

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote 1 on page 8 for more information on performance.

bonds at this point, however, since we perceive the risk of bankruptcy among these companies to be too great to justify any additional reward potential.

As of June 30, 2003, Class A shares of MainStay Convertible Fund received an overall rating of four stars out of 58 convertibles funds from Morningstar.(3) Class A shares of the Fund received three stars out of 58 convertibles funds for the three-year period then ended and four stars out of 48 convertibles funds for the five-year period then ended.

STRONG PERFORMERS

During the first half of 2003, generic-drug maker Teva Pharmaceuticals was a strong contributor to the Fund's performance. Major pharmaceutical firms continue to struggle with earnings problems and depressed stock prices as patents lapse on their major money-making drugs. As one of the leading generic-drug companies, however, Teva Pharmaceuticals is able to benefit from this trend, since the company continues to see its generic drugs gain FDA approval. This has resulted in strong earnings and strong stock-price activity.

Airline and travel stocks were severely depressed as a result of the war in Iraq and the SARS epidemic. Consequently the slightest positive sign in the economy led to a big move in these stocks. During the first half of 2003, the Fund saw strong performance from Continental Airlines. Cendant, which has wide exposure to the travel industry through interests in travel agencies, hotels, and rental-car businesses, also performed well for the Fund during the reporting period.

Other positive contributors to the Fund's performance included direct beneficiaries of an improving economy. Navistar International, for example, performed well in the first half of the year as signs of an upturn in demand for heavy- and medium-duty trucks continued to emerge.

Affiliated Managers Group and Merrill Lynch were also strong performers for the portfolio. An asset manager's revenues are a percentage of the firm's assets under management. Thus as the market rose, revenues increased and the price of these stocks advanced.

WEAK PERFORMERS

Tenet Healthcare was one of the poorest-performing securities during the first half of 2003. In late October 2002, the FBI announced that it was investigating Tenet for potential abuse of the Medicare system. The price of Tenet Health Care shares dropped almost 10% on the day of this announcement, fell 42% during October and ended 2002 with a 67% decline. The situation didn't improve in the first half of 2003, and we eliminated the Fund's position in the stock during the reporting period.

Another health care name that performed poorly during the first half of the year was Johnson & Johnson. The company manufactures health care products, and its stock held up nicely in relation to the S&P 500 Index(4) through April 2003, but lagged in May and June.

Smurfit-Stone Container suffered during the first half of the year. Even though the market was discounting an economic upturn, some economically sensitive industries, including paper & forest products, actually continued to underperform. Many companies in this industry have reduced excess capacity and have avoided


-------

4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

overproduction to maintain low inventories. With high capacity utilization, it will not take much of an increase in demand for capacity utilization to rise to the point where these companies may benefit from pricing leverage. The paper & forest products companies whose securities are owned by the Fund are operationally structured so that increases in pricing may provide big increases in earnings. We think these companies have run their businesses well, and the Fund continues to invest in them.

FelCor Lodging is a self-administered and self-managed real estate investment trust (REIT) that acquires and holds interests in hotel properties. The company's securities performed poorly in the first half of the year as a result of the SARS scare, but this was on the heels of never having fully recovered from the decline in travel following the attacks on September 11, 2001. While the travel industry as a whole has suffered from the same setbacks, FelCor experienced a more dramatic decline because its balance sheet is highly leveraged. When things improve, however, we feel that FelCor's stock will go up just as quickly as it came down, so the Fund continues to hold the securities.

Finally, The Pepsi Bottling Group, a manufacturer, seller, and distributor of Pepsi-Cola beverages, detracted from the Fund's performance as cold drinks suffered from unseasonably chilly spring weather. We eliminated the Fund's position in May.

LOOKING AHEAD

As bottom-up investors, we always try to remain fully invested. At midyear, we saw a lot of opportunity in the convertible marketplace. Many convertibles offered a potential way to benefit from an economic rebound and a stock-market recovery in a defensive way.

We continue to look for convertibles that have favorable risk/reward profiles. As one example, the Fund holds a convertible bond that is convertible into the stock of Caterpillar tractor. Caterpillar sells construction equipment and is poised to benefit strongly from an upturn in the economy. If the economy grows, Caterpillar's stock may perform very well. If the economy fails to grow as anticipated, the convertible bond may provide a strong dose of downside protection.

Similarly, the Fund owns a convertible bond that is convertible into Dow Chemical's stock. At the top of the last cycle, Dow earned $2.50 a share. Since then, Dow has doubled its asset base and should be able to double its earnings at the top of the next cycle. Again, if the economy does not turn around, the downside may be greatly mitigated by the bond portion of the convertible. So we perceive the security as offering potential benefits in almost any foreseeable scenario.

Whatever the markets or the economy may bring, the Fund will continue to seek capital appreciation together with current income.

Edward Silverstein
Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/03
Class A             5.80%       5.34%       8.92%          9.11%
Class B             4.99%       4.55%       8.28%          8.74%
Class C             4.99%       4.55%       8.28%          8.74%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/03
Class A            -0.02%       4.16%       8.31%          8.75%
Class B            -0.01%       4.29%       8.28%          8.74%
Class C             3.99%       4.55%       8.28%          8.74%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                      SINCE INCEPTION
                   1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/03
Class A           51 out of   13 out of   n/a             11 out of
                  65 funds    46 funds                    27 funds
Class B           55 out of   18 out of   10 out of        2 out of
                  65 funds    46 funds    21 funds         6 funds
Class C           55 out of   n/a         n/a             21 out of
                  65 funds                                48 funds
Average Lipper
convertible
securities fund   9.56%       4.10%       8.72%           8.45%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

         NAV 6/30/03    INCOME    CAPITAL GAINS
Class A     $11.17      $0.0984      $0.0000
Class B     $11.18      $0.0597      $0.0000
Class C     $11.18      $0.0597      $0.0000

-------

1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE SECURITIES (82.6%)+
CONVERTIBLE BONDS (62.6%)

AIRLINES (1.0%)
AirTran Holdings, Inc.
 7.00%, due 7/1/23 (c).........  $  485,000       $    656,569
Alaska Air Group, Inc.
 3.786%, due 3/21/23 (c)(d)....   4,470,000          4,961,700
                                                  ------------
                                                     5,618,269
                                                  ------------
BANKS (2.6%)
UBS AG Stamford Connecticut
 Branch
 Series NDQ
 0.25%, due 4/12/08 (c)(q).....   5,000,000          4,643,750
 Series SPX
 1.00%, due 4/12/06 (c)(q).....  10,000,000          9,850,000
                                                  ------------
                                                    14,493,750
                                                  ------------
BIOTECHNOLOGY (2.2%)
Genzyme Corp.
 3.00%, due 5/15/21 (e)........   4,615,000          4,626,538
Invitrogen Corp.
 2.25%, due 12/15/06...........   2,030,000          1,887,900
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............   6,300,000          5,299,875
                                                  ------------
                                                    11,814,313
                                                  ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.
 (zero coupon), due 7/20/31....   6,150,000          2,736,750
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Cendant Corp.
 (zero coupon), due 2/13/21....   8,830,000          6,059,587
Quebecor World, Inc.
 6.00%, due 10/1/07............   4,840,000          4,979,150
                                                  ------------
                                                    11,038,737
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.1%)
CIENA Corp.
 3.75%, due 2/1/08.............   3,550,000          2,964,250
Comverse Technology, Inc.
 1.50%, due 12/1/05 (e)........   3,870,000          3,647,475
Extreme Networks, Inc.
 3.50%, due 12/1/06............   2,260,000          2,053,775
Juniper Networks, Inc.
 4.75%, due 3/15/07............   1,220,000          1,157,475
Tekelec, Inc.
 3.25%, due 11/2/04............   1,890,000          1,816,762
                                                  ------------
                                                    11,639,737
                                                  ------------
CONSTRUCTION & ENGINEERING (0.2%)
New World Capital Finance
 3.00%, due 6/9/04.............   1,000,000          1,216,250
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
DIVERSIFIED FINANCIALS (8.1%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21
 (e)(f)........................  $3,650,000       $  3,440,125
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........   5,000,000          5,268,750
Legg Mason, Inc.
 (zero coupon), due 6/6/31
 (f)...........................   6,620,000          3,732,025
Lehman Brothers Holdings, Inc.
 Series INDU
 0.25%, due 10/2/07 (q)........   5,100,000          5,240,250
 Series IP
 0.25%, due 5/8/10 (q).........  10,540,000         10,856,200
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32
 (d)...........................   2,500,000          2,515,625
 Series DOW
 0.25%, due 5/17/10 (c)(q).....   6,680,000          6,496,300
 Series SPY
 1.125%, due 4/5/10 (c)(q).....   5,105,000          5,334,725
Providian Financial Corp.
 4.00%, due 5/15/08............   1,510,000          1,681,763
                                                  ------------
                                                    44,565,763
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
At Home Corp.
 4.75%, due 12/15/06 (g).......   9,147,056          1,326,323
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21....  10,860,000          6,516,000
                                                  ------------
                                                     7,842,323
                                                  ------------
ELECTRIC UTILITIES (0.5%)
Reliant Resources, Inc.
 5.00%, due 8/15/10 (c)(e).....   2,900,000          2,856,500
                                                  ------------

ELECTRICAL EQUIPMENT (0.2%)
SCI Systems, Inc.
 3.00%, due 3/15/07............   1,180,000          1,041,350
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Thermo Electron Corp.
 Series RG
 4.00%, due 1/15/05............   2,585,000          2,588,231
                                                  ------------

ENERGY EQUIPMENT & SERVICES (7.0%)
BJ Services Co.
 0.3954%, due 4/24/22 (e)......  16,525,000         13,674,437
Citigroup Global Markets, Inc.
 Series XOI
 0.25%, due 2/18/10 (q)........   3,115,000          3,243,650
Cooper Cameron Corp.
 1.75%, due 5/17/21............   5,860,000          5,874,650
Global Marine, Inc.
 (zero coupon), due 6/23/20
 (e)...........................  10,000,000          5,737,500
Nabors Industries Ltd.
 (zero coupon), due 2/5/21
 (e)...........................   5,250,000          3,425,625

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (CONTINUED)
Pride International, Inc.
 2.50%, due 3/1/07 (e).........  $4,800,000       $  6,144,000
                                                  ------------
                                                    38,099,862
                                                  ------------
FOOD & DRUG RETAILING (1.3%)
Lehman Brothers Holdings, Inc.
 Series KR
 0.625%, due 12/11/07 (q)......   1,390,000          1,376,100
SUPERVALU, Inc.
 (zero coupon), due 11/2/31
 (f)...........................  18,605,000          5,674,525
                                                  ------------
                                                     7,050,625
                                                  ------------
FOOD PRODUCTS (1.2%)
General Mills, Inc.
 (zero coupon), due 10/28/22
 (c)...........................   2,850,000          2,034,188
Nestle Holding, Inc.
 3.00%, due 5/9/05.............   3,960,000          4,397,976
                                                  ------------
                                                     6,432,164
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
ALZA Corp.
 (zero coupon), due 7/28/20....   3,705,000          2,658,337
Medtronic, Inc.
 1.25%, due 9/15/21............   6,020,000          6,275,850
Wilson Greatbatch Technologies,
 Inc.
 2.25%, due 6/15/13 (c)........   1,935,000          2,234,925
                                                  ------------
                                                    11,169,112
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
Province Healthcare Co.
 4.50%, due 11/20/05 (e).......   2,050,000          2,039,750
Quest Diagnostics, Inc.
 1.75%, due 11/30/21...........   5,520,000          5,699,400
Universal Health Services, Inc.
 0.426%, due 6/23/20...........   2,250,000          1,335,938
                                                  ------------
                                                     9,075,088
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Brinker International, Inc.
 (zero coupon), due 10/10/21...   4,550,000          3,247,563
Goldman Sachs Group, Inc. (The)
 Series MCD
 (zero coupon), due 8/27/09
 (q)...........................   5,380,000          5,050,475
                                                  ------------
                                                     8,298,038
                                                  ------------
HOUSEHOLD PRODUCTS (1.4%)
Merrill Lynch & Co., Inc.
 Series PG
 0.40%, due 4/15/10 (c)(q).....   7,785,000          7,741,209
                                                  ------------

INDUSTRIAL CONGLOMERATES (1.6%)
Tyco International Group S.A.
 2.75%, due 1/15/18 (c)........   4,975,000          5,385,437
 3.125%, due 1/15/23 (c).......   3,180,000          3,498,000
                                                  ------------
                                                     8,883,437
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
INSURANCE (3.2%)
American International Group,
 Inc.
 0.50%, due 5/15/07............  $8,120,000       $  7,653,100
USF&G Corp.
 (zero coupon), due 3/3/09.....   2,690,000          2,165,450
XL Capital Ltd.
 (zero coupon), due 5/23/21....  12,100,000          7,713,750
                                                  ------------
                                                    17,532,300
                                                  ------------
MACHINERY (3.9%)
Danaher Corp.
 (zero coupon), due 1/22/21
 (f)...........................   3,810,000          2,538,413
Lehman Brothers Holdings, Inc.
 Series CAT
 0.25%, due 5/13/10 (q)........   6,620,000          6,768,950
Navistar Financial Corp.
 4.75%, due 4/1/09 (e).........   6,970,000          6,577,937
Navistar International Corp.
 2.50%, due 12/15/07...........   1,245,000          1,490,888
SPX Corp.
 (zero coupon), due 2/6/21
 (f)...........................   6,625,000          4,215,156
                                                  ------------
                                                    21,591,344
                                                  ------------
MEDIA (5.9%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (g).........   2,110,000            406,175
Getty Images, Inc.
 5.00%, due 3/15/07............   2,400,000          2,484,000
Lamar Advertising Co.
 2.875%, due 12/31/10..........   5,435,000          5,482,556
 5.25%, due 9/15/06............   4,250,000          4,398,750
Liberty Media Corp.
 0.75%, due 3/30/23 (c)........   2,460,000          2,785,950
 3.25%, due 3/15/31............   4,600,000          4,784,000
Mediacom Communications Corp.
 5.25%, due 7/1/06.............     734,000            697,300
News America, Inc.
 (zero coupon), due 2/28/21
 (f)...........................   9,410,000          5,210,787
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (f)...........................   4,880,000          4,886,100
Regal Entertainment Group
 3.75%, due 5/15/08 (c)........   1,305,000          1,407,769
                                                  ------------
                                                    32,543,387
                                                  ------------
OIL & GAS (0.4%)
Devon Energy Corp.
 (zero coupon), due 6/27/20....   3,900,000          2,130,375
                                                  ------------

PAPER & FOREST PRODUCTS (0.7%)
International Paper Co.
 (zero coupon), due 6/20/21
 (e)...........................   6,705,000          3,595,556
                                                  ------------

PHARMACEUTICALS (2.6%)
Citigroup Global Markets, Inc.
 Series K 0.75%, due 7/20/09
 (q)...........................   3,220,000          3,839,850

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)

PHARMACEUTICALS (CONTINUED)
Guilford Pharmaceuticals, Inc.
 5.00%, due 7/1/08 (c).........  $  320,000       $    310,400
Roche Holdings, Inc.
 (zero coupon), due 1/19/15
 (c)(f)........................   4,500,000          3,493,125
Teva Pharmaceutical Finance
 N.V.
 0.75%, due 8/15/21 (e)........   4,605,000          6,343,387
                                                  ------------
                                                    13,986,762
                                                  ------------
ROAD & RAIL (2.8%)
Citigroup Capital Markets
 Holdings, Inc.
 Series UNP
 0.25%, due 5/12/10 (q)........   7,975,000          7,745,719
Goldman Sachs Group, Inc. (The)
 Series BNI
 1.00%, due 10/30/07 (q).......   3,855,000          3,782,719
Morgan Stanley
 Series CNI
 (zero coupon), due 5/30/10
 (q)...........................   4,050,000          3,900,656
                                                  ------------
                                                    15,429,094
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
Amkor Technology, Inc.
 5.75%, due 6/1/06.............   1,220,000          1,119,350
ASE Test Ltd.
 1.00%, due 7/1/04.............   1,000,000          1,297,500
ASM International N.V.
 5.00%, due 11/15/05 (c).......     980,000          1,101,275
Brooks-PRI Automation, Inc.
 4.75%, due 6/1/08.............   1,365,000          1,160,250
ChipPAC, Inc.
 2.50%, due 6/1/08 (c).........   2,040,000          2,501,550
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08............   3,640,000          3,526,250
Micron Technology, Inc.
 2.50%, due 2/1/10 (c).........   2,580,000          3,092,775
                                                  ------------
                                                    13,798,950
                                                  ------------
SOFTWARE (0.7%)
VERITAS Software Corp.
 1.857%, due 8/13/06...........   4,320,000          3,871,800
                                                  ------------

SPECIALTY RETAIL (0.9%)
Gap, Inc. (The)
 5.75%, due 3/15/09............   3,465,000          4,673,419
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)(B)
Corecomm Ltd.
 6.00%, due 10/1/06............   1,500,000             37,500
                                                  ------------
Total Convertible Bonds
 (Cost $341,879,153)...........                    343,391,995
                                                  ------------
                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (20.0%)

AEROSPACE & DEFENSE (1.4%)
Northrop Grumman Corp.
 7.25% (e)(h)..................      72,840       $  7,411,470
                                                  ------------

AIRLINES (0.3%)
Continental Air Finance Trust
 II
 6.00% (e).....................      62,800          1,632,800
                                                  ------------

AUTOMOBILES (2.5%)
Ford Motor Co. Capital Trust II
 6.50%.........................      98,400          4,275,480
General Motors Corp.
 6.25%, Series C...............     139,000          3,113,600
 6.50%, Series B...............     245,000          6,100,500
                                                  ------------
                                                    13,489,580
                                                  ------------
BANKS (0.7%)
Washington Mutual, Inc.
 5.375%........................      66,800          3,924,500
                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Cendant Corp.
 7.75% (e).....................     105,600          4,777,344
                                                  ------------

COMMUNICATIONS EQUIPMENT (0.6%)
Lucent Technologies Capital
 Trust I
 7.75%.........................       4,100          3,325,633
                                                  ------------

DIVERSIFIED FINANCIALS (1.8%)
Affiliated Managers Group, Inc.
 6.00%.........................     143,200          3,176,176
Equity Securities Trust II
 6.25%.........................      86,900          2,050,840
Gabelli Asset Management, Inc.
 6.95%.........................     134,200          3,228,852
State Street Corp.
 6.75%.........................       7,700          1,594,362
                                                  ------------
                                                    10,050,230
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
CenturyTel, Inc.
 6.875%........................     103,300          2,933,720
Qwest Trends Trust
 5.75% (c).....................      38,400            423,552
                                                  ------------
                                                     3,357,272
                                                  ------------
ELECTRIC UTILITIES (2.1%)
Dominion Resources, Inc.
 9.50% (i).....................      41,600          2,452,736
FPL Group, Inc.
 8.00%.........................      78,800          4,546,760

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
PPL Capital Funding Trust I
 7.75% (j).....................     220,900       $  4,638,900
                                                  ------------
                                                    11,638,396
                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Weatherford International, Inc.
 5.00%.........................      71,300          3,565,000
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Anthem, Inc.
 5.00%.........................      17,800          1,665,724
                                                  ------------
INSURANCE (3.4%)
Chubb Corp. (The)
 7.00%.........................      64,500          1,657,650
Hartford Financial Services
 Group, Inc. (The)
 6.00%.........................      25,300          1,331,792
 7.00%.........................      85,400          4,666,256
Prudential Financial, Inc.
 6.75%.........................     115,120          6,440,964
Travelers Property Casualty
 Corp.
 4.50%.........................     194,500          4,668,000
                                                  ------------
                                                    18,764,662
                                                  ------------
IT CONSULTING & SERVICES (0.1%)
Electronic Data Systems Corp.
 7.875%........................      25,275            557,314
                                                  ------------

MACHINERY (0.6%)
Cummins Capital Trust I
 7.00%.........................      64,380          3,428,235
                                                  ------------
MEDIA (0.1%)
Adelphia Communications Corp.
 7.50%, Series F (g)...........      89,300             42,864
Comcast Corp.
 2.00% (k).....................      19,200            676,800
                                                  ------------
                                                       719,664
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Calpine Capital Trust
 5.75%.........................      44,700          1,983,562
                                                  ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp.
 6.25%.........................      16,100          1,688,085
                                                  ------------

OIL & GAS (1.2%)
Chesapeake Energy Corp.
 6.00% (c).....................      22,600          1,415,325

                                   SHARES            VALUE
                                 -----------------------------
OIL & GAS (CONTINUED)
Kerr-McGee Corp.
 5.50%.........................      67,700       $  3,223,874
Valero Energy Corp.
 7.75% (e).....................      68,000          1,839,400
                                                  ------------
                                                     6,478,599
                                                  ------------
PAPER & FOREST PRODUCTS (1.3%)
Boise Cascade Corp.
 7.50% (l).....................      96,670          3,986,671
International Paper Capital
 Trust
 5.25% (e).....................      62,600          3,083,050
                                                  ------------
                                                     7,069,721
                                                  ------------
SPECIALTY RETAIL (0.2%)
Toys "R" Us, Inc.
 6.25% (e).....................      29,700          1,155,330
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
DECS Trust IX
 6.75%.........................      73,800          1,715,850
Nextel Communications, Inc.
 (zero coupon).................       3,100          1,520,163
                                                  ------------
                                                     3,236,013
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $109,099,963)...........                    109,919,134
                                                  ------------
Total Convertible Securities
 (Cost $450,979,116)...........                    453,311,129
                                                  ------------
COMMON STOCKS (17.1%)

AIRLINES (0.5%)
Delta Air Lines, Inc. .........     192,000          2,818,560
                                                  ------------

BANKS (1.4%)
Bank of New York Co., Inc.
 (The).........................     260,600          7,492,250
                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Moore Wallace, Inc. (a)........      70,200          1,030,536
Quebecor World, Inc. ..........      63,500          1,175,385
                                                  ------------
                                                     2,205,921
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Cisco Systems, Inc. (a)........      79,700          1,330,193
Tellabs, Inc. (a)..............      53,800            353,466
Westell Technologies, Inc.
 (a)...........................     155,500          1,345,075
                                                  ------------
                                                     3,028,734
                                                  ------------
COMPUTERS & PERIPHERALS (0.2%)
EMC Corp. (a)..................      91,500            958,005
                                                  ------------

CONSTRUCTION & ENGINEERING (0.1%)
McDermott International, Inc.
 (a)...........................      99,600            630,468
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

CONTAINERS & PACKAGING (1.3%)
Smurfit-Stone Container Corp.
 (a)...........................     545,500       $  7,107,865
                                                  ------------

DIVERSIFIED FINANCIALS (4.0%)
Citigroup, Inc. ...............     137,370          5,879,436
Merrill Lynch & Co., Inc. .....     202,700          9,462,036
Nasdaq-100 Shares (a)(e)(p)....      96,100          2,878,195
S&P 500 Depository Receipt
 (e)(p)........................      39,200          3,827,096
                                                  ------------
                                                    22,046,763
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Verizon Communications,
 Inc. .........................      38,600          1,522,770
                                                  ------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Halliburton Co. ...............     112,700          2,592,100
Tidewater, Inc. ...............      35,000          1,027,950
Transocean, Inc. (a)...........      92,700          2,036,619
                                                  ------------
                                                     5,656,669
                                                  ------------
FOOD PRODUCTS (0.6%)
Dean Foods Co. (a).............     112,072          3,530,270
                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Beverly Enterprises, Inc.
 (a)...........................     125,600            439,600
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%)(b)
Fine Host Corp. (a)(m).........      54,216                542
                                                  ------------

INSURANCE (0.9%)
MetLife, Inc. .................     166,914          4,727,005
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Interwoven, Inc. (a)...........     255,000            566,100
                                                  ------------

MEDIA (1.0%)
AOL Time Warner, Inc. (a)......      58,700            944,483
Clear Channel
 Communications, Inc. (a)......      80,700          3,420,873
Comcast Corp. (a)..............      48,000          1,383,840
                                                  ------------
                                                     5,749,196
                                                  ------------
METALS & MINING (1.4%)
DIAMONDS Trust
 Series 1 (e)..................      84,500          7,597,395
                                                  ------------

OIL & GAS (0.2%)
Chesapeake Energy Corp. .......      99,000            999,900
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Co. .......      36,000       $  1,286,280
MeadWestvaco Corp. ............      28,100            694,070
                                                  ------------
                                                     1,980,350
                                                  ------------
PHARMACEUTICALS (0.1%)
Teva Pharmaceutical Industries
 Ltd.
 ADR (n).......................       9,670            550,513
                                                  ------------

REAL ESTATE (0.2%)
FelCor Lodging Trust, Inc.
 (a)...........................     127,100            997,735
                                                  ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
ASE Test Ltd. (a)..............     535,400          2,944,700
Cypress Semiconductor Corp.
 (a)...........................      64,400            772,800
Fairchild Semiconductor Corp.
 Class A (a)...................      64,200            821,118
Taiwan Semiconductor
 Manufacturing Co. Ltd.
 ADR (a)(n)....................     100,100          1,009,008
                                                  ------------
                                                     5,547,626
                                                  ------------
SOFTWARE (1.1%)
Microsoft Corp. ...............      95,200          2,438,072
Quest Software, Inc. (a).......     195,900          2,331,210
Siebel Systems, Inc. (a).......      63,000            601,020
VERITAS Software Corp. (a).....      29,000            831,430
                                                  ------------
                                                     6,201,732
                                                  ------------
SPECIALTY RETAIL (0.1%)
Limited Brands, Inc. ..........      50,800            787,400
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 (a)...........................      57,763            474,234
                                                  ------------
Total Common Stocks
 (Cost $94,765,716)............                     93,617,603
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (12.4%)

COMMERCIAL PAPER (0.1%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03.............  $  755,000            755,000
                                                  ------------
Total Commercial Paper
 (Cost $755,000)...............                        755,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                   SHARES            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

INVESTMENTS COMPANIES (2.1%)
AIM Institutional Funds Group
 (o)...........................   4,715,101       $  4,715,101
Merrill Lynch Premier
 Institutional Fund............   6,815,000          6,815,000
                                                  ------------
Total Investment Companies
 (Cost $11,530,101)............                     11,530,101
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
MASTER NOTE (3.3%)
Bank of America Securities LLC
 1.50%, due 7/1/03 (o).........  $17,827,000        17,827,000
                                                  ------------
Total Master Note
 (Cost $17,827,000)............                     17,827,000
                                                  ------------
REPURCHASE AGREEMENTS (6.9%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $10,000,399 (o)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $27,552,497 and a Market
 Value of $10,423,113).........  10,000,000         10,000,000
CS First Boston LLC
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $985,038 (o)
 (Collateralized by Various
 Commercial Paper with a
 Principal Amount of $1,005,724
 and a Market Value of
 $1,004,740)...................     985,000            985,000
Lehman Brothers, Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $12,050,470 (o)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $11,977,659 and a Market
 Value of $12,254,387).........  12,050,000         12,050,000
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $14,772,589 (o)

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Government
 Securities, Inc. (continued)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $13,951,056 and a Market
 Value of $15,315,321).........  $14,772,000      $ 14,772,000
                                                  ------------
Total Repurchase Agreements
 (Cost $37,807,000)............                     37,807,000
                                                  ------------
Total Short-Term Investments
 (Cost $67,919,101)............                     67,919,101
                                                  ------------
Total Investments
 (Cost $613,663,933) (r).......       112.1%       614,847,833(s)
Liabilities in Excess of Cash
 and Other Assets..............       (12.1)       (66,249,352)
                                 -----------      ------------
Net Assets.....................       100.0%      $548,598,481
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at June
     30, 2003.
(e)  Represents security, or a portion thereof, which is out on loan.
(f)  LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(g)  Issuer in default.
(h)  Equity Units -- Each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at
     $100.00 by November 16, 2004.
(i)  PIES Units (Premium Income Equity Security
     Units) -- Each unit reflects a Senior note plus 1
     purchase contract to acquire shares of common stock at
     $50.00 by November 16, 2004.
(j)  PEPS Units (Premium Equity Participating Security
     Units) -- Each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock at $25.00 by May 18, 2004.
(k)  ZONES -- Zero-premium Option Note Exchangeable Security.
(l)  Equity Units -- Each unit reflects 1 share of a
     preferred security of Boise Cascade Trust I plus 1
     purchase contract to acquire shares of common stock at a
     price based on the average trading price by December 16,
     2004.
(m)  Fair valued security.
(n)  ADR -- American Depositary Receipt.
(o)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(p)  Exchange Traded Fund -- Represents a basket of
     securities that are traded on an exchange.
(q)  Synthetic Convertible -- An equity-linked security
     issued by an entity other than the issuer of the
     underlying equity instrument.
(r)  The cost for federal income tax purposes is
     $616,490,067.
(s)  At June 30, 2003 net unrealized depreciation was
     $1,642,234, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $25,822,951 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $27,465,185.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $613,663,933) including $60,349,101 of securities lending
  collateral................................................       $ 614,847,833
Deposits with brokers for securities loaned.................               4,646
Cash........................................................              11,112
Receivables:
  Investment securities sold................................           5,238,329
  Dividends and interest....................................           1,394,488
  Fund shares sold..........................................             974,594
Other assets................................................              20,992
                                                                   -------------
        Total assets........................................         622,491,994
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................          60,353,747
Payables:
  Investment securities purchased...........................          10,702,742
  NYLIFE Distributors.......................................             407,923
  Fund shares redeemed......................................             374,305
  Manager...................................................             332,360
  Transfer agent............................................             292,112
  Custodian.................................................              10,632
  Trustees..................................................               3,214
Accrued expenses............................................             120,873
Dividend payable............................................           1,295,605
                                                                   -------------
        Total liabilities...................................          73,893,513
                                                                   -------------
Net assets..................................................       $ 548,598,481
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      68,110
  Class B...................................................             404,163
  Class C...................................................              18,473
Additional paid-in capital..................................         670,790,009
Accumulated distributions in excess of net investment
  income....................................................             (63,414)
Accumulated net realized loss on investments and written
  option transactions.......................................        (123,802,760)
Net unrealized appreciation on investments..................           1,183,900
                                                                   -------------
Net assets..................................................       $ 548,598,481
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  76,051,192
                                                                   =============
Shares of beneficial interest outstanding...................           6,811,047
                                                                   =============
Net asset value per share outstanding.......................       $       11.17
Maximum sales charge (5.50% of offering price)..............                0.65
                                                                   -------------
Maximum offering price per share outstanding................       $       11.82
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 451,892,089
                                                                   =============
Shares of beneficial interest outstanding...................          40,416,313
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.18
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  20,655,200
                                                                   =============
Shares of beneficial interest outstanding...................           1,847,292
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.18
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 3,779,310
  Interest..................................................    4,879,999
                                                              -----------
    Total income............................................    8,659,309
                                                              -----------
Expenses:
  Manager...................................................    1,873,650
  Distribution--Class B.....................................    1,626,224
  Distribution--Class C.....................................       64,990
  Transfer agent............................................      856,169
  Service--Class A..........................................       89,179
  Service--Class B..........................................      541,983
  Service--Class C..........................................       21,703
  Shareholder communication.................................       60,950
  Professional..............................................       49,928
  Recordkeeping.............................................       39,338
  Custodian.................................................       31,626
  Registration..............................................       22,567
  Trustees..................................................       12,949
  Miscellaneous.............................................       16,427
                                                              -----------
    Total expenses..........................................    5,307,683
                                                              -----------
Net investment income.......................................    3,351,626
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (2,760,873)
Net change in unrealized depreciation on investments........   44,390,660
                                                              -----------
Net realized and unrealized gain on investments.............   41,629,787
                                                              -----------
Net increase in net assets resulting from operations........  $44,981,413
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $2,573.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                   Year
                                                                Six months         ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $  3,351,626    $   9,477,915
  Net realized loss on investments, written option and
    foreign currency transactions...........................     (2,760,873)     (55,144,731)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     44,390,660      (14,537,718)
                                                               ------------    -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     44,981,413      (60,204,534)
                                                               ------------    -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (664,793)      (1,580,733)
    Class B.................................................     (2,422,882)      (7,311,178)
    Class C.................................................       (102,123)        (219,203)
                                                               ------------    -------------
      Total dividends to shareholders.......................     (3,189,798)      (9,111,114)
                                                               ------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     21,749,456       20,051,677
    Class B.................................................     19,916,638       35,369,125
    Class C.................................................      6,272,601        8,131,432
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        321,068        1,400,688
    Class B.................................................      1,320,309        6,557,319
    Class C.................................................         40,828          144,085
                                                               ------------    -------------
                                                                 49,620,900       71,654,326
Cost of shares redeemed:
    Class A.................................................    (18,562,430)     (20,648,134)
    Class B.................................................    (40,630,088)    (107,229,635)
    Class C.................................................     (2,353,869)      (4,540,979)
                                                               ------------    -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (11,925,487)     (60,764,422)
                                                               ------------    -------------
      Net increase (decrease) in net assets.................     29,866,128     (130,080,070)
NET ASSETS:
Beginning of period.........................................    518,732,353      648,812,423
                                                               ------------    -------------
End of period...............................................   $548,598,481    $ 518,732,353
                                                               ============    =============
Accumulated distributions in excess of net investment income
  at end of period..........................................   $    (63,414)   $    (225,242)
                                                               ============    =============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2003+          2002         2001         2000         1999         1998
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $ 10.31        $ 11.58      $ 12.45      $ 14.53      $ 12.49      $ 13.53
                                                       -------        -------      -------      -------      -------      -------
Net investment income...............................      0.10           0.25         0.36(d)      0.56         0.55         0.57
Net realized and unrealized gain (loss) on
 investments........................................      0.86          (1.27)       (0.87)(d)     0.42         3.55        (0.38)
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................        --          (0.00)(b)     0.00(b)      0.01        (0.00)(b)    (0.02)
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................      0.96          (1.02)       (0.51)        0.99         4.10         0.17
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................     (0.10)         (0.25)       (0.36)       (0.57)       (0.52)       (0.57)
 From net realized gain on investments..............        --             --           --        (2.50)       (1.54)       (0.64)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................     (0.10)         (0.25)       (0.36)       (3.07)       (2.06)       (1.21)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $ 11.17        $ 10.31      $ 11.58      $ 12.45      $ 14.53      $ 12.49
                                                       =======        =======      =======      =======      =======      =======
Total investment return (a).........................      9.34%         (8.88%)      (4.01%)       7.24%       33.91%        1.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................      1.93%++        2.30%        2.97%(d)     3.63%        3.84%        3.74%
   Expenses.........................................      1.38%++        1.37%        1.29%        1.24%        1.29%        1.40%
Portfolio turnover rate.............................        50%            94%         175%         245%         374%         347%
Net assets at end of period (in 000's)..............   $76,051        $66,871      $74,317      $70,915      $46,254      $42,376

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................   ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......     0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income.....................    (0.07%)       (0.07%)       (0.07%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                    Class C
    -----------------------------------------------------------------   ------------------------------------------------
    Six months                                                          Six months
      ended                    Year ended December 31,                    ended            Year ended December 31,
     June 30,    ----------------------------------------------------    June 30,    -----------------------------------
      2003+        2002       2001       2000       1999       1998       2003+       2002      2001      2000     1999
    ----------   --------   --------   --------   --------   --------   ----------   -------   -------   ------   ------
     $  10.33    $  11.59   $  12.46   $  14.53   $  12.49   $  13.52    $ 10.33     $ 11.59   $ 12.46   $14.53   $12.49
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
         0.06        0.17       0.27(d)     0.45      0.44       0.46       0.06        0.17      0.27(d)   0.45   0.44
         0.85       (1.27)     (0.87)(d)    0.43      3.55      (0.37)      0.85       (1.27)    (0.87)(d)  0.43   3.55
           --       (0.00)(b)    0.00(b)    0.01     (0.00)(b)  (0.02)       --        (0.00)(b)  0.00(b)   0.01  (0.00)(b)
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
         0.91       (1.10)     (0.60)      0.89       3.99       0.07       0.91       (1.10)    (0.60)    0.89     3.99
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
        (0.06)      (0.16)     (0.27)     (0.46)     (0.41)     (0.46)     (0.06)      (0.16)    (0.27)   (0.46)   (0.41)
           --          --         --      (2.50)     (1.54)     (0.64)        --          --        --    (2.50)   (1.54)
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
        (0.06)      (0.16)     (0.27)     (2.96)     (1.95)     (1.10)     (0.06)      (0.16)    (0.27)   (2.96)   (1.95)
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
     $  11.18    $  10.33   $  11.59   $  12.46   $  14.53   $  12.49    $ 11.18     $ 10.33   $ 11.59   $12.46   $14.53
     ========    ========   ========   ========   ========   ========    =======     =======   =======   ======   ======
         8.84%      (9.50%)    (4.76%)     6.51%     32.90%      0.53%      8.84%      (9.50%)   (4.76%)   6.51%   32.90%
         1.18%++     1.55%      2.22%(d)   2.88%      3.09%      2.99%      1.18%++     1.55%     2.22%(d) 2.88%    3.09%
         2.13%++     2.12%      2.04%      1.99%      2.04%      2.15%      2.13%++     2.12%     2.04%    1.99%    2.04%
           50%         94%       175%       245%       374%       347%        50%         94%      175%     245%     374%
     $451,892    $436,572   $561,254   $655,343   $658,197   $656,831    $20,655     $15,289   $13,241   $7,946   $1,329

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $12.64
        ------
          0.26
          0.47
          0.02
        ------
          0.75
        ------
         (0.26)
         (0.64)
        ------
         (0.90)
        ------
        $12.49
        ======
          6.06%
          2.99%++
          2.15%++
           347%
        $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

MainStay Convertible Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2003 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2002....................       --     $      --
Options -- written..........................................     (402)      (87,230)
Options -- exercised........................................      402        87,230
                                                               ------     ---------
Options outstanding at June 30, 2003........................       --     $      --
                                                               ======     =========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $58,297, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

MainStay Convertible Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from ordinary income: $9,111,114

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay Convertible Fund

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. For the six months ended June 30, 2003 the Manager earned from the Fund $1,873,650.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $14,805 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $27,547, $109,692 and $1,319, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $856,169.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,080 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $39,338 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $112,157,880 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS      AMOUNT
AVAILABLE THROUGH  (000'S)
-----------------  --------
      2009         $ 50,394
      2010           61,764
                   --------
                   $112,158
                   ========

In addition, the Fund intends to elect to treat for federal income tax purposes $6,140,852 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $267,308 and $256,611, respectively.

MainStay Convertible Fund

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $58,492,962. The Fund received $60,353,747 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                           YEAR ENDED
                                                   JUNE 30, 2003*                        DECEMBER 31, 2002
                                          ---------------------------------      ----------------------------------
                                          CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                          -------      -------      -------      -------      -------      --------
Shares sold.........................       2,044         1,859        585         1,852         3,267         744
Shares issued in reinvestment of
  dividends and distributions.......          31           128          4           131           614          14
                                          ------       -------       ----        ------       -------        ----
                                           2,075         1,987        589         1,983         3,881         758
Shares redeemed.....................      (1,747)       (3,843)      (222)       (1,917)      (10,024)       (420)
                                          ------       -------       ----        ------       -------        ----
Net increase (decrease).............         328        (1,856)       367            66        (6,143)        338
                                          ======       =======       ====        ======       =======        ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSC10- 08/03
                      NYLIM-A03857                               05
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Growth Index, and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Capital
Appreciation Fund versus S&P 500(R) Index,
Russell 1000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -11.98%, 5 Years -6.75%, 10 Years 6.03% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
                                         -----------------       -----------------    -------------------      ------------------
6/93                                      $    9,450.00            $  10,000.00            $  10,000.00            $  10,000.00
6/94                                           9,450.00               10,141.00                9,970.00               10,249.00
6/95                                          12,010.00               12,784.00               13,010.00               10,561.00
6/96                                          14,991.00               16,108.00               16,628.00               10,859.00
6/97                                          18,393.00               21,698.00               21,839.00               11,102.00
6/98                                          24,068.00               28,242.00               28,695.00               11,282.00
6/99                                          30,284.00               34,669.00               36,518.00               11,504.00
6/00                                          35,644.00               37,182.00               45,890.00               11,933.00
6/01                                          25,721.00               31,668.00               29,290.00               12,322.00
6/02                                          19,282.00               25,971.00               21,532.00               12,453.00
6/03                                          17,959.00               26,037.00               22,165.00               12,723.00

CLASS B SHARES Total Returns: 1 Year -12.20%, 5 Years -6.71%, 10 Years 6.01% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
                                         -----------------        ----------------    -------------------      ------------------
6/93                                       $   9,450.00            $  10,000.00            $  10,000.00            $  10,000.00
6/94                                           9,450.00               10,141.00                9,970.00               10,249.00
6/95                                          12,010.00               12,784.00               13,010.00               10,561.00
6/96                                          14,991.00               16,108.00               16,628.00               10,859.00
6/97                                          18,393.00               21,698.00               21,839.00               11,102.00
6/98                                          24,068.00               28,242.00               28,695.00               11,282.00
6/99                                          30,284.00               34,669.00               36,518.00               11,504.00
6/00                                          35,644.00               37,182.00               45,890.00               11,933.00
6/01                                          25,721.00               31,668.00               29,290.00               12,322.00
6/02                                          19,282.00               25,971.00               21,532.00               12,453.00
6/03                                          17,959.00               26,037.00               22,165.00               12,723.00

CLASS C SHARES Total Returns: 1 Year -8.50%, 5 Years -6.42%, 10 Years 6.01% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
                                         -----------------        ----------------    -------------------      ------------------
6/93                                       $   9,450.00            $  10,000.00            $  10,000.00             $ 10,000.00
6/94                                           9,450.00               10,141.00                9,970.00               10,249.00
6/95                                          12,010.00               12,784.00               13,010.00               10,561.00
6/96                                          14,991.00               16,108.00               16,628.00               10,859.00
6/97                                          18,393.00               21,698.00               21,839.00               11,102.00
6/98                                          24,068.00               28,242.00               28,695.00               11,282.00
6/99                                          30,284.00               34,669.00               36,518.00               11,504.00
6/00                                          35,644.00               37,182.00               45,890.00               11,933.00
6/01                                          25,721.00               31,668.00               29,290.00               12,322.00
6/02                                          19,282.00               25,971.00               21,532.00               12,453.00
6/03                                          17,959.00               26,037.00               22,165.00               12,723.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Dramatic events unfolded on the world stage during the first half of 2003. After a substantial military buildup, coalition forces entered Iraq on March 20, 2003, and in less than a month and a half, major combat operations were concluded. The stock market rallied in mid-March and continued to climb as geopolitical tensions quieted down in the second quarter.

Although many economic indicators continued to point to pockets of weakness in the economy, by the end of June 2003, the market apparently anticipated a recovery as various signs pointed to the potential for an economic rebound. These signs included a strong housing market, rising consumer spending, and three consecutive monthly advances in the ISM Non-Manufacturing Index.(1) Many of the best-performing stocks in the first half of 2003 were in sectors poised to benefit from an economic recovery, such as information technology, industrials, and financials.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Capital Appreciation Fund returned 10.45% for Class A shares, 10.02% for Class B shares, and 10.07% for Class C shares, excluding all sales charges. All share classes underperformed the 12.25% return of the average Lipper(2) large-cap growth fund for the same period. All share classes also underperformed the 11.76% return of the S&P 500 Index(3) and the 13.09% return of the Russell 1000(R) Growth Index(4) for the six months ended June 30, 2003.

INFORMATION TECHNOLOGY

The Fund's information technology holdings posted the strongest returns, rising 22.6%(5) through June 30, 2003, versus a return of 16.6% for the information technology sector of the Russell 1000 Growth Index.

Among the Fund's information technology holdings, VERITAS Software, which rose 85%, was the strongest-performing stock through midyear. The company is a leading player in storage software, which was one of the strongest segments of the information technology sector in the first half of the year. Electronic Arts was another of the Fund's top-performing information technology holdings. The company continued to post impressive growth despite concerns that the gaming-software cycle may have peaked. Analog Devices was also a strong positive contributor to the Fund's performance. Investors gained confidence in the company's ability to generate robust revenue and earnings growth once the semiconductor cycle had bottomed.

-------
1. The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.
2. See footnote and table on page 10 for more information about Lipper Inc.
3. See footnote on page 11 for more information about the S&P 500 Index.
4. See footnote on page 4 for more information about the Russell 1000 Growth Index.
5. Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
12/01                                                                           -23.85
12/02                                                                           -31.56
6/03                                                                             10.45

CLASS B SHARES
[BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/01                                                                           -24.47
12/02                                                                           -32.07
6/03                                                                             10.02

HEALTH CARE

Health care was the Fund's second-best performing sector, rising over 12% through midyear versus a 13% return for the same sector in the Russell 1000 Growth Index. During the first half of 2003, the Fund added new positions in Boston Scientific and Genentech, both of which proved to be excellent per-formers. Shares of Boston Scientific gained over 20% from the Fund's initial

CLASS C SHARES
[BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.82
12/01                                                                           -24.46
12/02                                                                           -32.10
6/03                                                                             10.07

purchase in late May through the end of June 2003. Investor interest in the stock increased based on the large and growing market potential of the company's new drug-eluting stent used to treat coronary artery disease. Genentech stock gained more than 95% from the Fund's initial purchase in early April through the end of June 2003. The stock advanced on positive data from a first-line colorectal cancer trial. The data suggested that Genentech's new drug Avastin may increase survival rates among colorectal cancer patients when used in conjunction with conventional chemotherapy.

Amgen shares gained 39% during the first half of 2003 as several of the company's leading drugs experienced strong sales. The Fund's worst-performing health care holding was Tenet Healthcare. The stock continues to suffer under the weight of legal issues and management changes, and we eliminated the Fund's position in June.

FINANCIALS

The Fund's third-best performing sector was financials, which rose 10.8% through midyear versus a 7.7% return for the financial stocks of the Russell 1000 Growth Index.

Among the Fund's financial holdings, American Express and Citigroup were both strong performers. From early April through the end of June, American Express gained ground on anticipation that an economic rebound might benefit the company's travel business and credit-card operations. Citibank also benefited from the view that commercial lending activity will increase as the economy improves. The Fund sold its holdings in BB&T in the first half of the year when the company suffered from narrowing margins and soft loan growth. The stock detracted from performance for the portion of the reporting period it was held in the Fund.

ENERGY AND INDUSTRIALS

During the first half of 2003, the Fund's holdings in the energy and industrials sectors provided mixed results relative to the Russell 1000 Growth Index. The Fund's energy holdings rose 8.5% versus a 6.9% gain for the energy-sector stocks in the Index. This relative outperformance resulted from limiting the Fund's holdings to the energy equipment & services industry, which is poised to benefit from increased oil and natural gas exploration in the U.S. and abroad. In contrast to energy, the Fund's holdings in the industrials sector posted a first-half gain of 7.6%, well below the 14.0% gain for this sector within the Index. The Fund's performance in this sector was weighed down by two defense holdings, General Dynamics and Lockheed Martin. We sold the Fund's position in General Dynamics during the second quarter. On a positive note, Cendant shares gained 75% in the first half of 2003 on anticipation that the company's travel business would rebound strongly with the economy.

CONSUMER-RELATED

The Fund's consumer discretionary and consumer staples holdings rose 6.2% and 3.8%, respectively. This compares with a 19.3% rise in consumer discretionary stocks within the Index and a 6.3% rise in consumer staples stocks.

Three of our consumer discretionary holdings, Harley-Davidson, Kohl's, and TJX, declined during the first half of the year. Of the three, Harley-Davidson had the greatest negative impact on the Fund's performance. The stock dropped 14% on concerns over excess dealer inventories and slowing demand. Despite these concerns, we continue to view Harley-Davidson as a solid long-term holding. The Fund's top-performing consumer discretionary stocks included Bed, Bath & Beyond and Target.

Among the Fund's consumer staples positions, Kraft dramatically underperformed both the consumer staples sector and the Russell 1000 Growth Index as a whole, which prompted us to sell the position. Colgate provided the biggest gains among the Fund's consumer staples holdings. The stock has been a solid performer over the years as the company has continued to meet or exceed its growth targets.

LOOKING AHEAD

As we move into the second half of 2003, we expect investors to closely monitor the flow of economic reports to determine whether Wall Street's newfound optimism is warranted. The government and the Federal Reserve have gone a long way to prime the economy for growth, which has fueled investor optimism. Congress recently passed the second major tax cut in two years, and the Fed recently lowered rates by another quarter point, bringing the targeted federal funds rate to a 45-year low of 1.0%.

In light of these developments, we expect the economy to reaccelerate as the year continues. In keeping with this outlook, we intend to invest in high-quality growth stocks that we believe are poised to benefit strongly from an economic rebound--including technology, consumer, health care, industrial, and financial stocks.

Whatever the market or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/03
    Class A                -6.86%      -5.69%      6.63%          9.50%
    Class B                -7.58%      -6.42%      6.01%          9.13%
    Class C                -7.58%      -6.42%      6.01%          9.14%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/03
    Class A               -11.98%      -6.75%      6.03%          9.14%
    Class B               -12.20%      -6.71%      6.01%          9.13%
    Class C                -8.50%      -6.42%      6.01%          9.14%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/03
    Class A              610 out of  235 out of     n/a          88 out of
                         649 funds   341 funds                  146 funds
    Class B              622 out of  249 out of  62 out of       18 out of
                         649 funds   341 funds   91 funds        38 funds
    Class C              622 out of     n/a         n/a         271 out of
                         649 funds                              353 funds
    Average Lipper
    large-cap growth
    fund                   -0.76%      -4.49%      6.72%        8.63%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A        $24.84      $0.0000      $0.0000
    Class B        $23.16      $0.0000      $0.0000
    Class C        $23.17      $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

 2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (99.0%)+

AEROSPACE & DEFENSE (3.1%)
Lockheed Martin Corp. .......     404,600       $   19,246,822
United Technologies Corp. ...     388,100           27,489,123
                                                --------------
                                                    46,735,945
                                                --------------
AIR FREIGHT & LOGISTICS (1.7%)
FedEx Corp. .................     409,400           25,395,082
                                                --------------
AUTOMOBILES (1.9%)
Harley-Davidson, Inc. (b)....     715,900           28,535,774
                                                --------------

BANKS (3.0%)
Bank of America Corp. .......     345,600           27,312,768
Fifth Third Bancorp..........     325,600           18,669,904
                                                --------------
                                                    45,982,672
                                                --------------
BEVERAGES (2.6%)
Coca-Cola Co. (The)..........     422,200           19,594,302
PepsiCo, Inc. ...............     456,500           20,314,250
                                                --------------
                                                    39,908,552
                                                --------------
BIOTECHNOLOGY (2.4%)
Amgen, Inc. (a)..............     422,300           28,057,612
Genentech, Inc. (a)..........     125,600            9,058,272
                                                --------------
                                                    37,115,884
                                                --------------
CHEMICALS (2.6%)
Air Products & Chemicals,
 Inc. .......................     426,000           17,721,600
Praxair, Inc. ...............     378,500           22,747,850
                                                --------------
                                                    40,469,450
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (3.5%)
Cendant Corp. (a)(b).........   1,430,800           26,212,256
First Data Corp. (b).........     658,900           27,304,816
                                                --------------
                                                    53,517,072
                                                --------------
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)......   1,821,900           30,407,511
                                                --------------
COMPUTERS & PERIPHERALS (4.5%)
Dell Computer Corp. (a)......     733,300           23,436,268
Hewlett-Packard Co. .........   1,199,700           25,553,610
International Business
 Machines Corp. .............     241,600           19,932,000
                                                --------------
                                                    68,921,878
                                                --------------
DIVERSIFIED FINANCIALS (6.9%)
American Express Co. ........     733,300           30,659,273
Citigroup, Inc. .............     616,100           26,369,080
Fannie Mae...................     392,000           26,436,480
Morgan Stanley...............     547,100           23,388,525
                                                --------------
                                                   106,853,358
                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc.
 (a).........................     741,600           14,498,280
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
ENERGY EQUIPMENT & SERVICES (2.9%)
Baker Hughes, Inc. ..........     455,900       $   15,304,563
BJ Services Co. (a)..........     450,900           16,845,624
Weatherford International
 Ltd. (a)(b).................     293,300           12,289,270
                                                --------------
                                                    44,439,457
                                                --------------
FOOD & DRUG RETAILING (3.1%)
SYSCO Corp. (b)..............     807,300           24,251,292
Walgreen Co. (b).............     761,400           22,918,140
                                                --------------
                                                    47,169,432
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.5%)
Baxter International,
 Inc. .......................     364,500            9,477,000
Boston Scientific Corp.
 (a).........................     332,400           20,309,640
Medtronic, Inc. .............     487,200           23,370,984
                                                --------------
                                                    53,157,624
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (6.9%)
Cardinal Health, Inc. (b)....     406,200           26,118,660
HCA, Inc. (b)................     612,900           19,637,316
UnitedHealth Group, Inc. ....     687,600           34,551,900
WellPoint Health Networks,
 Inc. (a)....................     306,700           25,854,810
                                                --------------
                                                   106,162,686
                                                --------------
HOTELS, RESTAURANTS & LEISURE (1.6%)
InterActive Corp. (a)(b).....     631,700           24,996,369
                                                --------------

HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co. .......     451,000           26,135,450
                                                --------------

INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co. ........     835,800           23,970,744
                                                --------------

INSURANCE (1.7%)
Marsh & McLennan Cos.,
 Inc. .......................     518,400           26,474,688
                                                --------------

MACHINERY (3.4%)
Danaher Corp. (b)............     356,700           24,273,435
Illinois Tool Works, Inc. ...     410,900           27,057,765
                                                --------------
                                                    51,331,200
                                                --------------
MEDIA (6.4%)
Clear Channel
 Communications, Inc. (a)....     623,360           26,424,230
Gannett Co., Inc. ...........     255,300           19,609,593
Omnicom Group, Inc. .........     381,100           27,324,870
Viacom, Inc. Class B (a).....     581,422           25,384,885
                                                --------------
                                                    98,743,578
                                                --------------
MULTILINE RETAIL (4.8%)
Kohl's Corp. (a)(b)..........     462,200           23,747,836
Target Corp. (b).............     619,500           23,441,880

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Wal-Mart Stores, Inc. .......     487,800       $   26,180,226
                                                --------------
                                                    73,369,942
                                                --------------
PHARMACEUTICALS (5.7%)
Forest Laboratories, Inc.
 (a).........................     410,000           22,447,500
Johnson & Johnson............     577,800           29,872,260
Pfizer, Inc. (b).............   1,008,800           34,450,520
                                                --------------
                                                    86,770,280
                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.1%)
Analog Devices, Inc. (a).....     730,200           25,425,564
Applied Materials, Inc.
 (a)(b)......................   1,023,400           16,231,124
Intel Corp. (b)..............   1,315,600           27,343,430
KLA-Tencor Corp. (a)(b)......     386,900           17,986,981
Texas Instruments, Inc.
 (b).........................   1,280,800           22,542,080
                                                --------------
                                                   109,529,179
                                                --------------
SOFTWARE (8.9%)
Electronic Arts, Inc.
 (a)(b)......................     307,600           22,759,324
Microsoft Corp. .............   1,461,000           37,416,210
Oracle Corp. (a).............   2,247,200           27,011,344
Symantec Corp. (a)(b)........     526,400           23,087,904
VERITAS Software Corp. (a)...     883,900           25,341,413
                                                --------------
                                                   135,616,195
                                                --------------
SPECIALTY RETAIL (4.6%)
Bed Bath & Beyond, Inc.
 (a).........................     676,800           26,266,608
Lowe's Cos., Inc. ...........     501,300           21,530,835
TJX Cos., Inc. (The) (b).....   1,240,300           23,367,252
                                                --------------
                                                    71,164,695
                                                --------------
Total Common Stocks
 (Cost $1,529,546,908).......                    1,517,372,977
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (15.2%)

COMMERCIAL PAPER (2.8%)
Mortgage Interest Networking
 Trust
 1.36%, due 7/8/03 (c).......  $20,000,000          19,994,789
Rhineland Funding Capital
 Corp.
 1.26%, due 8/20/03 (c)......  20,000,000           19,965,555
UBS Finance Delaware LLC
 1.31%, due 7/1/03...........   2,595,000            2,595,000
                                                --------------
                                                    42,555,344
                                                --------------
Total Commercial Paper
 (Cost $42,555,344)..........                       42,555,344
                                                --------------
                                 SHARES             VALUE
                               -------------------------------
INVESTMENT COMPANIES (0.9%)
AIM Institutional Funds Group
 (c).........................   8,646,267       $    8,646,267
Merrill Lynch Premier
 Institutional Fund..........   5,215,000            5,215,000
                                                --------------
Total Investment Companies
 (Cost $13,861,267)..........                       13,861,267
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
MASTER NOTE (4.5%)
Bank of America Securities
 LLC
 1.50%, due 7/1/03 (c).......  $68,500,000          68,500,000
                                                --------------
Total Master Note
 (Cost $68,500,000)..........                       68,500,000
                                                --------------
REPURCHASE AGREEMENTS (5.4%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $49,001,953 (c)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $134,007,236 and a
 Market Value of
 $51,073,254)................  49,000,000           49,000,000
                                                --------------
CS First Boston LLC
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $196,008 (c)
 (Collateralized by Various
 Commercial Paper with a
 Principal Amount of $200,124
 and a Market Value of
 $199,928)...................     196,000              196,000
                                                --------------
Lehman Brothers, Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $8,950,349 (c)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $8,896,269 and a
 Market Value of
 $9,101,806).................   8,950,000            8,950,000
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Government
 Securities, Inc.
   1.455%, dated 6/30/03
   due 7/1/03
   Proceeds at Maturity
   $24,000,957 (c)
   (Collateralized by Various
   Bonds with a Principal
   Amount of $22,666,216 and
   a Market Value of
   $24,882,731)..............  $24,000,000      $   24,000,000
                                                --------------
Total Repurchase Agreements
 (Cost $82,146,000)..........                       82,146,000
                                                --------------
YANKEE CERTIFICATE OF DEPOSIT (1.6%) (D)
Natexis Banque NY
 1.425%, due 12/15/03 (c)....  25,000,000           25,000,000
                                                --------------
Total Yankee Certificate of
 Deposit
 (Cost $25,000,000)..........                       25,000,000
                                                --------------
Total Short-Term Investments
 (Cost $232,062,611).........                   $  232,062,611
                                                --------------
Total Investments
 (Cost $1,761,609,519) (e)...       114.2%       1,749,435,588(f)
Liabilities in Excess of
 Cash and Other Assets.......       (14.2)        (217,289,159)
                               -----------      --------------
Net Assets...................       100.0%      $1,532,146,429
                               ===========      ==============

--------------------------------------------------------------
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Yankee Certificates of Deposit are negotiable CDs issued in the United States by branches and agencies of foreign
     banks.
(e)  The cost for federal income tax purposes is
     $1,764,312,909.
(f)  At June 30, 2003 net unrealized depreciation was
     $14,877,321, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $139,027,002 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $153,904,323.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,761,609,519) including $224,252,611 of securities
  lending collateral........................................       $1,749,435,588
Deposit with broker for securities loaned...................                7,511
Cash........................................................                4,079
Receivables:
  Investment securities sold................................           34,106,180
  Fund shares sold..........................................            1,858,940
  Dividends and interest....................................            1,031,477
Other assets................................................               28,721
                                                                   --------------
        Total assets........................................        1,786,472,496
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          224,260,122
Payables:
  Investment securities purchased...........................           25,673,513
  Fund shares redeemed......................................            1,153,522
  Transfer agent............................................            1,108,548
  NYLIFE Distributors.......................................            1,090,283
  Manager...................................................              728,964
  Custodian.................................................               22,864
  Trustees..................................................               11,599
Accrued expenses............................................              276,652
                                                                   --------------
        Total liabilities...................................          254,326,067
                                                                   --------------
Net assets..................................................       $1,532,146,429
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      123,557
  Class B...................................................              524,609
  Class C ..................................................                4,307
Additional paid-in capital..................................        1,818,139,858
Accumulated net investment loss.............................           (7,777,046)
Accumulated net realized loss on investments................         (266,694,925)
Net unrealized depreciation on investments..................          (12,173,931)
                                                                   --------------
Net assets..................................................       $1,532,146,429
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  306,916,243
                                                                   ==============
Shares of beneficial interest outstanding...................           12,355,704
                                                                   ==============
Net asset value per share outstanding.......................       $        24.84
Maximum sales charge (5.50% of offering price)..............                 1.45
                                                                   --------------
Maximum offering price per share outstanding................       $        26.29
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,215,252,401
                                                                   ==============
Shares of beneficial interest outstanding...................           52,460,879
                                                                   ==============
Net asset value and offering price per share outstanding....       $        23.16
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    9,977,785
                                                                   ==============
Shares of beneficial interest outstanding...................              430,706
                                                                   ==============
Net asset value and offering price per share outstanding....       $        23.17
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  5,965,617
  Interest..................................................       139,430
                                                              ------------
    Total income............................................     6,105,047
                                                              ------------
Expenses:
  Distribution--Class B.....................................     4,287,905
  Distribution--Class C.....................................        35,293
  Manager...................................................     4,028,007
  Transfer agent............................................     3,228,332
  Service--Class A..........................................       352,266
  Service--Class B..........................................     1,429,302
  Service--Class C..........................................        11,764
  Shareholder communication.................................       177,366
  Professional..............................................        95,137
  Recordkeeping.............................................        84,958
  Custodian.................................................        66,318
  Trustees..................................................        32,870
  Registration..............................................        30,952
  Miscellaneous.............................................        21,623
                                                              ------------
    Total expenses..........................................    13,882,093
                                                              ------------
Net investment loss.........................................    (7,777,046)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (32,243,079)
Net change in unrealized depreciation on investments........   180,534,901
                                                              ------------
Net realized and unrealized gain on investments.............   148,291,822
                                                              ------------
Net increase in net assets resulting from operations........  $140,514,776
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2003*        2002
                                                              --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (7,777,046)   $   (20,816,619)
  Net realized loss on investments and written option
    transactions............................................    (32,243,079)      (119,255,897)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    180,534,901       (606,013,572)
                                                              --------------   ---------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    140,514,776       (746,086,088)
                                                              --------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     50,334,815        122,521,377
    Class B.................................................     49,879,363        120,012,435
    Class C.................................................        575,926          1,696,548
                                                              --------------   ---------------
                                                                100,790,104        244,230,360
  Cost of shares redeemed:
    Class A.................................................    (49,884,805)      (153,190,672)
    Class B.................................................   (110,556,046)      (352,883,911)
    Class C.................................................     (1,323,860)        (4,788,461)
                                                              --------------   ---------------
      Decrease in net assets derived from capital share
       transactions.........................................    (60,974,607)      (266,632,684)
                                                              --------------   ---------------
      Net increase (decrease) in net assets.................     79,540,169     (1,012,718,772)
NET ASSETS:
Beginning of period.........................................  1,452,606,260      2,465,325,032
                                                              --------------   ---------------
End of period...............................................  $1,532,146,429   $ 1,452,606,260
                                                              ==============   ===============
Accumulated net investment loss at end of period............  $  (7,777,046)   $            --
                                                              ==============   ===============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                           ----------------------------------------------------------------------
                                                           Six months
                                                             ended                       Year ended December 31,
                                                            June 30,     --------------------------------------------------------
                                                             2003+         2002        2001        2000        1999        1998
                                                           ----------    --------    --------    --------    --------    --------
Net asset value at beginning of period...................   $  22.49     $  32.86    $  43.46    $  57.12    $  48.74    $  36.60
                                                            --------     --------    --------    --------    --------    --------
Net investment loss (a)..................................      (0.05)       (0.13)      (0.15)      (0.33)      (0.24)      (0.14)
Net realized and unrealized gain (loss) on investments...       2.40       (10.24)     (10.22)      (6.16)      12.22       14.42
                                                            --------     --------    --------    --------    --------    --------
Total from investment operations.........................       2.35       (10.37)     (10.37)      (6.49)      11.98       14.28
                                                            --------     --------    --------    --------    --------    --------
Less distributions:
 From net realized gain on investments...................         --           --       (0.23)      (7.17)      (3.60)      (2.14)
                                                            --------     --------    --------    --------    --------    --------
Net asset value at end of period.........................   $  24.84     $  22.49    $  32.86    $  43.46    $  57.12    $  48.74
                                                            ========     ========    ========    ========    ========    ========
Total investment return (b)..............................      10.45%      (31.56%)    (23.85%)    (11.17%)     24.90%      39.24%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................................      (0.48%)++    (0.48%)     (0.41%)     (0.59%)     (0.47%)     (0.34%)
   Expenses..............................................       1.33%++      1.28%       1.29%       1.19%       1.19%       1.23%
   Net Expenses (after waiver)...........................       1.33%++      1.23%       1.10%       0.99%       1.00%       1.04%
Portfolio turnover rate..................................         13%          69%         44%         38%         41%         29%
Net assets at end of period (in 000's)...................   $306,916     $277,526    $442,526    $590,366    $587,633    $394,848

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                      Class C
    ---------------------------------------------------------------------------   ----------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended
     June 30,    --------------------------------------------------------------    June 30,
      2003+         2002         2001         2000         1999         1998        2003+
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $   21.05    $    30.99   $    41.34   $    55.15   $    47.54   $    36.02     $21.05
    ----------   ----------   ----------   ----------   ----------   ----------     ------
        (0.13)        (0.32)       (0.39)       (0.72)       (0.61)       (0.45)     (0.13)
         2.24         (9.62)       (9.73)       (5.92)       11.82        14.11       2.25
    ----------   ----------   ----------   ----------   ----------   ----------     ------
         2.11         (9.94)      (10.12)       (6.64)       11.21        13.66       2.12
    ----------   ----------   ----------   ----------   ----------   ----------     ------
           --            --        (0.23)       (7.17)       (3.60)       (2.14)        --
    ----------   ----------   ----------   ----------   ----------   ----------     ------
    $   23.16    $    21.05   $    30.99   $    41.34   $    55.15   $    47.54     $23.17
    ==========   ==========   ==========   ==========   ==========   ==========     ======
        10.02%       (32.07%)     (24.47%)     (11.85%)      23.90%       38.15%     10.07%


        (1.23%)++      (1.23%)      (1.16%)      (1.34%)      (1.22%)      (1.09%)    (1.23%)++
         2.08%++       2.03%        2.04%        1.94%        1.94%        1.98%      2.08%++
         2.08%++       1.98%        1.85%        1.74%        1.75%        1.79%      2.08%++
           13%           69%          44%          38%          41%          29%        13%
    $1,215,252   $1,165,260   $2,004,638   $2,905,828   $3,486,486   $2,753,012     $9,978

                            Class C
     -----------------------------------------------------
                                             September 1*
            Year ended December 31,             through
     -------------------------------------   December 31,
      2002      2001      2000      1999         1998
     -------   -------   -------   -------   -------------
     $ 31.00   $ 41.35   $ 55.15   $ 47.54      $36.15
     -------   -------   -------   -------      ------
       (0.32)    (0.39)    (0.72)    (0.61)      (0.10)
       (9.63)    (9.73)    (5.91)    11.82       13.63
     -------   -------   -------   -------      ------
       (9.95)   (10.12)    (6.63)    11.21       13.53
     -------   -------   -------   -------      ------
          --     (0.23)    (7.17)    (3.60)      (2.14)
     -------   -------   -------   -------      ------
     $ 21.05   $ 31.00   $ 41.35   $ 55.15      $47.54
     =======   =======   =======   =======      ======
      (32.10%)  (24.46%)  (11.82%)   23.90%      37.66%


       (1.23%)   (1.16%)   (1.34%)   (1.22%)     (1.09%)++
        2.03%     2.04%     1.94%     1.94%       1.98% ++
        1.98%     1.85%     1.74%     1.75%       1.79% ++
          69%       44%       38%       41%         29%
     $ 9,819   $18,162   $27,241   $23,238      $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements unaudited

appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for

MainStay Capital Appreciation Fund

an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $118,343, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2003 the Manager earned from the Fund $4,028,007.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund

MainStay Capital Appreciation Fund

also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,952 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $8,985, $348,990 and $846, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $3,228,332.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $13,907 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $84,958 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $214,530,929 were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS
AVAILABLE THROUGH                                            AMOUNT (000'S)
-----------------                                            --------------
2009........................................................     $109,823
2010........................................................      104,708
                                                                 --------
                                                                 $214,531
                                                                 ========

In addition, the Fund intends to elect to treat for federal income tax purposes $17,217,527 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $190,181 and $242,230, respectively.

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $217,375,124. The Fund received $224,260,122 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                     JUNE 30, 2003*               DECEMBER 31, 2002
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................   2,192     2,321       27      4,496      4,679      65
Shares redeemed..............................  (2,178)   (5,219)     (62)    (5,623)   (14,004)   (185)
                                               ------    ------      ---     ------    -------    ----
Net increase (decrease)......................      14    (2,898)     (35)    (1,127)    (9,325)   (120)
                                               ======    ======      ===     ======    =======    ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSCA10-08/03
                                  NYLIM-A03840                   04

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Capital Appreciation Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index(R) and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particu-larly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500()(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -6.31%, 5 Years -5.42%, Since Inception -4.63%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                 $   9,450                     $ 10,000                     $ 10,000
12/98                                                     11,000                       11,367                       10,117
12/99                                                     15,593                       13,759                       10,387
12/00                                                     14,050                       12,506                       10,738
12/01                                                     10,710                       11,020                       10,904
12/02                                                      7,079                        8,584                       11,169
06/30/03                                                   7,858                        9,594                       11,292

CLASS B SHARES Total Returns: 1 Year -6.56%, 5 Years -5.42%, Since Inception
              -4.45%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                  $ 10,000                     $ 10,000                     $ 10,000
12/98                                                     11,600                       11,367                       10,117
12/99                                                     16,330                       13,759                       10,387
12/00                                                     14,608                       12,506                       10,738
12/01                                                     11,041                       11,020                       10,904
12/02                                                      7,247                        8,584                       11,169
06/30/03                                                   7,932                        9,594                       11,292

CLASS C SHARES Total Returns: 1 Year -2.63%, 5 Years -5.05%, Since Inception
              -4.27%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                  $ 10,000                     $ 10,000                     $ 10,000
12/98                                                     11,600                       11,367                       10,117
12/99                                                     16,330                       13,759                       10,387
12/00                                                     14,608                       12,506                       10,738
12/01                                                     11,041                       11,020                       10,904
12/02                                                      7,247                        8,584                       11,169
06/30/03                                                   8,010                        9,594                       11,292

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2003, the U.S. stock market shrugged off concerns about the war in Iraq, high oil prices, and the loss of investor confidence in corporate leaders. Investors looked positively toward a stronger economy and better corporate earnings. As a result, the S&P 500 Index(1) gained ground for the six months ended June 30, 2003, in a welcome turnabout from the past three years. Indeed, during the second quarter, the S&P 500 Index registered its best quarterly performance since the end of 1998. The rally was broad based and instilled confidence in many retail investors.

Supporting the equity markets during the six-month period were low inflation, low interest rates, moderate labor costs, strong car sales, vibrant housing refinancing, new corporate-governance regulation, and higher corporate earnings. In addition, on May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which contains provisions for consumers, businesses, and investors. We believe this new tax law may provide a powerful stimulus to the economy going forward.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Blue Chip Growth Fund returned 11.00% for Class A shares and 10.53% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(2) large-cap growth fund, which returned 12.25% for the same period. All shares classes also underperformed the S&P 500 Index, which returned 11.76% for the six months ended June 30, 2003.

The Fund's relative performance was primarily due to its overweighted positions in sectors that we believe will benefit from anticipated--but not yet fully realized--improvements in economic growth.

STRONG AND WEAK PERFORMERS

The portfolio's best performer for the first half of 2003 was eBay. Shares of the online marketplace rose 53%,(3) bolstered by strong growth in new auction listings, revenues, and earnings. Analog Devices, a global leader in high-performance analog semiconductors, saw its shares rise 46% during the reporting period. Shares of Intel, the world's largest microprocessor company, rose 33% over the same period. Taiwan Semiconductor Manufacturing, the world's largest dedicated-chip foundry, rose 32%. Each of these stocks advanced as growing evidence of a rebound in technology spending lifted the shares of most semiconductor stocks.

Shares of Tiffany's, the specialty retailer and fine-jewelry store, rose 37%, as sales of luxury goods were expected to rebound with the economy. Shares of

-------
1. See footnote on page 5 for more information about the S&P 500 Index.

2. See footnote and table on page 10 for more information about Lipper Inc.

3. Percentages reflect the price performance of the indicated securities for the six months ended June 30, 2003. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                            16.40
12/99                                                                            41.75
12/00                                                                            -9.89
12/01                                                                           -23.77
12/02                                                                           -33.91
6/03                                                                             11.00

CLASS B AND CLASS C SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                            16.00
12/99                                                                            40.78
12/00                                                                           -10.55
12/01                                                                           -24.42
12/02                                                                           -34.36
6/03                                                                             10.53

Home Depot, the largest home improvement retailer in the U.S., rose 38%, rebounding from depressed levels based on strong earnings reports. We took the opportunity to trim what had become a large holding, selling a portion of the Fund's position in Home Depot during the second quarter.

During the first six months of 2003, the worst-performing stocks in the Fund included Charles Schwab, the diversified financial services firm, which saw its share price fall as a result of lower-than-anticipated earnings. The prolonged bear market had led to lower trading volumes for the company. In the second quarter, we reduced the Fund's position in Charles Schwab, on the expectation that persistent low interest rates might hurt margins in the company's sizable money market funds.

Kohl's, the specialty retailer and department-store operator, saw its stock price decline due to weaker-than-expected same-store sales growth during the first quarter. The Fund did not purchase the stock, however until the second quarter, and we are closely monitoring the company to ensure that this disappointing growth was a single-quarter event. Supermarket owner and operator Whole Foods Market and motorcycle designer and manufacturer Harley-Davidson both declined slightly on tempered short-term earnings expectations. Both stocks were new purchases for the Fund during the six-month period.

During the reporting period, we sold several other Fund holdings that failed to perform as we had hoped. Among them were positions in Abbott Laboratories and Wyeth, both health care companies. Abbott Laboratories' stock declined in light of an FDA investigation. Wyeth's stock fell based on a newly discovered negative side effect for one of its major drugs.

STRATEGIC POSITIONING

For most of the reporting period, the Fund was overweighted in cyclical industries that we believed were likely to benefit from the anticipated U.S. economic recovery. We continued to focus on the earnings, valuations, and long-term strategic positions of companies whose securities were held in the Fund. In the first half of 2003, we reduced the Fund's holdings in the consumer discretionary and financials sectors and increased its holdings in the information technology and energy sectors.

Within the consumer discretionary sector, we pared the Fund's holdings in the media industry. We took some profits in Clear Channel Communications, although it remains one of the Fund's larger positions. We also reduced the Fund's positions in Viacom and Omnicom Group during the first half of the year. Within the financials sector, we trimmed the Fund's holdings in State Street, Northern Trust, and Mellon Financial. We also initiated new positions in American Express and Citigroup. We believe that both of these companies have good long-term growth prospects and that their securities were selling at reasonable valuations relative to the S&P 500 Index and their respective historical profiles.

Within the information technology sector, the Fund particularly focused on semiconductor companies. We began to build positions in Microchip Technology and Xilinx. Microchip Technology's largest end-user market is consumer electronics. Xilinx is a programmable logic chip maker. We added Apache to the Fund's energy sector allocation. Apache is an independent oil and gas exploration and development company with core operations in North America, the North Sea, Egypt, and Western Australia.

Overall, the Fund remained overweighted relative to the S&P 500 Index among semiconductor and media companies and in specialty retailers. Such positioning was driven by our view that if the economy improves during the second half of the year, capital spending is likely to resume, advertising spending may move higher, and consumer spending may increase. The Fund also remained overweighted in the financial services and health care sectors, both of which have the catalyst of an aging population to encourage their growth.

LOOKING AHEAD

The U.S. economy has recently faced a three-year bear equity market, the after-shocks of the tragedy on September 11, 2001, a recession, corporate scandals, an ongoing war against terrorism, war in Iraq, and the threat of military involvement in the Middle East. Tensions over nuclear proliferation in North Korea have yet to be resolved. Despite these pressures, it appears that the dark days of equity investing are behind us and a new bull market has begun.

There is much positive news. Interest rates are low. Housing and auto sales are strong. Consumer confidence and corporate confidence are both up. Aggressive monetary and fiscal policies seem to be working, and companies are reporting improving profits. In short, we see better days ahead for the economy and for corporate profits. As the economy improves, we believe we will see earnings momentum continue. Higher corporate earnings, in turn, should justify higher stock prices.

Whatever the market or the economy may bring, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard F. Ward
Portfolio Manager
Gabelli Asset Management Company

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                          SINCE INCEPTION
                  1 YEAR      5 YEARS     THROUGH 6/30/03
Class A           -0.86%       -4.34%        -3.56%
Class B           -1.65%       -5.05%        -4.27%
Class C           -1.65%       -5.05%        -4.27%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                          SINCE INCEPTION
                  1 YEAR      5 YEARS     THROUGH 6/30/03
Class A           -6.31%       -5.42%        -4.63%
Class B           -6.56%       -5.42%        -4.45%
Class C           -2.63%       -5.05%        -4.27%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                          SINCE INCEPTION
                  1 YEAR      5 YEARS     THROUGH 6/30/03
Class A         293 out of   182 out of   181 out of 335
                649 funds    341 funds         funds
Class B         353 out of   208 out of   207 out of 335
                649 funds    341 funds         funds
Class C         353 out of      n/a       216 out of 353
                649 funds                      funds
Average Lipper
large-cap
growth fund       -0.76%       -4.49%        -3.48%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

         NAV 6/30/03    INCOME    CAPITAL GAINS
Class A     $8.07       $0.0000      $0.0000
Class B     $7.77       $0.0000      $0.0000
Class C     $7.77       $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (100.0%)+
AEROSPACE & DEFENSE (4.8%)
General Dynamics Corp. ........    85,700       $  6,213,250
L-3 Communications Holdings,
 Inc. (a)......................   120,000          5,218,800
                                                ------------
                                                  11,432,050
                                                ------------
AUTOMOBILES (0.7%)
Harley-Davidson, Inc. .........    40,000          1,594,400
                                                ------------

BANKS (4.6%)
Mellon Financial Corp. ........   168,900          4,686,975
Northern Trust Corp. ..........   149,900          6,264,321
                                                ------------
                                                  10,951,296
                                                ------------
BEVERAGES (2.4%)
Coca-Cola Co. (The)............    20,000            928,200
PepsiCo, Inc. .................   110,000          4,895,000
                                                ------------
                                                   5,823,200
                                                ------------
BIOTECHNOLOGY (3.3%)
Amgen, Inc. (a)................   120,800          8,025,952
                                                ------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Cintas Corp. ..................    30,000          1,063,200
                                                ------------

COMMUNICATIONS EQUIPMENT (4.0%)
Cisco Systems, Inc. (a)........   244,400          4,079,036
Nokia Corp. ADR (b)............   187,000          3,072,410
QUALCOMM, Inc. ................    71,400          2,552,550
                                                ------------
                                                   9,703,996
                                                ------------
COMPUTERS & PERIPHERALS (1.4%)
Dell Computer Corp. (a)........   109,800          3,509,208
                                                ------------
DIVERSIFIED FINANCIALS (11.8%)
American Express Co. ..........    45,000          1,881,450
Charles Schwab Corp. (The).....   234,300          2,364,087
Citigroup, Inc. ...............   110,000          4,708,000
Goldman Sachs Group, Inc.
 (The).........................    28,800          2,412,000
Janus Capital Group, Inc. .....   179,500          2,943,800
Merrill Lynch & Co., Inc. .....   121,700          5,680,956
State Street Corp. ............   213,400          8,407,960
                                                ------------
                                                  28,398,253
                                                ------------
ENERGY EQUIPMENT & SERVICES (1.5%)
Schlumberger Ltd. .............    75,000          3,567,750
                                                ------------

FOOD & DRUG RETAILING (4.3%)
SYSCO Corp. ...................   120,000          3,604,800
Walgreen Co. ..................   190,000          5,719,000
Whole Foods Market, Inc. (a)...    20,000            950,600
                                                ------------
                                                  10,274,400
                                                ------------

                                  SHARES           VALUE
                                 ---------------------------
FOOD PRODUCTS (0.1%)
Wm. Wrigley Jr. Co. ...........     5,000       $    281,150
                                                ------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Medtronic, Inc. ...............   130,000          6,236,100
                                                ------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
UnitedHealth Group, Inc. ......    85,000          4,271,250
                                                ------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Cheesecake Factory (The) (a)...    30,000          1,076,700
Starbucks Corp. (a)............    90,000          2,206,800
                                                ------------
                                                   3,283,500
                                                ------------
HOUSEHOLD PRODUCTS (0.4%)
Procter & Gamble Co. (The).....    10,000            891,800
                                                ------------

INSURANCE (2.1%)
Marsh & McLennan Cos., Inc. ...    99,200          5,066,144
                                                ------------

INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a).................    10,000          1,041,800
                                                ------------

MEDIA (16.5%)
AOL Time Warner, Inc. (a)......   720,900         11,599,281
Clear Channel Communications,
 Inc. (a)......................   239,000         10,131,210
General Motors Corp. Class H
 (a)...........................   161,400          2,067,534
McGraw-Hill Cos., Inc. (The)...    49,400          3,062,800
Omnicom Group, Inc. ...........    52,500          3,764,250
Viacom, Inc. Class B (a).......   208,028          9,082,502
                                                ------------
                                                  39,707,577
                                                ------------
MULTILINE RETAIL (2.0%)
Kohl's Corp. (a)...............    40,000          2,055,200
Wal-Mart Stores, Inc. .........    50,000          2,683,500
                                                ------------
                                                   4,738,700
                                                ------------
OIL & GAS (4.2%)
Apache Corp. ..................    30,500          1,984,330
Murphy Oil Corp. ..............    77,000          4,050,200
Occidental Petroleum Corp. ....   120,000          4,026,000
                                                ------------
                                                  10,060,530
                                                ------------
PHARMACEUTICALS (5.6%)
Johnson & Johnson..............    73,200          3,784,440
Lilly (Eli) & Co. .............    34,100          2,351,877
Pfizer, Inc. ..................   216,950          7,408,843
                                                ------------
                                                  13,545,160
                                                ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (13.1%)
Analog Devices, Inc. (a).......   124,500       $  4,335,090
Applied Materials, Inc. (a)....   155,000          2,458,300
Intel Corp. ...................   239,300          4,973,611
KLA-Tencor Corp. (a)...........    45,000          2,092,050
Linear Technology Corp. .......   115,000          3,704,150
Microchip Technology, Inc. ....   150,000          3,694,500
Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR
 (a)(b)........................   290,000          2,923,200
Texas Instruments, Inc. .......   261,400          4,600,640
Xilinx, Inc. (a)...............   105,000          2,657,550
                                                ------------
                                                  31,439,091
                                                ------------
SOFTWARE (3.3%)
Microsoft Corp. ...............   305,200          7,816,172
                                                ------------
SPECIALTY RETAIL (6.4%)
Bed Bath & Beyond, Inc. (a)....    60,000          2,328,600
Home Depot, Inc. (The).........   198,450          6,572,664
Tiffany & Co. .................   195,300          6,382,404
                                                ------------
                                                  15,283,668
                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach, Inc. (a)................     5,000            248,700
                                                ------------

WIRELESS TELECOMMUNICATIONS SERVICES (0.8%)
Vodafone Group PLC ADR (b).....    94,700          1,860,855
                                                ------------
Total Common Stocks
 (Cost $287,546,233)...........                  240,115,902
                                                ------------
                                 PRINCIPAL
                                  AMOUNT           VALUE
                                 ---------------------------
SHORT-TERM INVESTMENT (0.2%)

REPURCHASE AGREEMENT (0.2%)
State Street Bank and Trust
 Co.,
 1.08%, dated 6/30/03, due
 7/1/03 Proceeds at maturity
 $580,017
 (Collateralized by U.S.
 Treasury Note, 2.13%, due
 10/31/04 with a Principal
 Amount of $585,000 and a
 Market Value of $594,464).....  $580,000       $    580,000
                                                ------------
Total Short-Term Investment
 (Cost $580,000)...............                      580,000
                                                ------------
Total Investments
 (Cost $288,126,233) (c).......     100.2%       240,695,902(d)
Liabilities in Excess of
 Cash and Other Assets.........      (0.2)          (549,565)
                                 --------       ------------
Net Assets.....................     100.0%      $240,146,337
                                 ========       ============

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is
     $289,385,530.
(d)  At June 30, 2003 net unrealized depreciation was
     $48,689,628, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $11,181,904 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $59,871,532.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $288,126,233).............................................       $ 240,695,902
Receivables:
  Investment securities sold................................           4,004,344
  Fund shares sold..........................................             374,303
  Dividends and interest....................................             163,163
Other assets................................................              20,966
                                                                   -------------
        Total assets........................................         245,258,678
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           3,911,886
  Transfer agent............................................             306,631
  Due to custodian..........................................             239,343
  Manager...................................................             199,306
  Fund shares redeemed......................................             184,410
  NYLIFE Distributors.......................................             163,033
  Trustees..................................................                 747
Accrued expenses............................................             106,985
                                                                   -------------
        Total liabilities...................................           5,112,341
                                                                   -------------
Net assets..................................................       $ 240,146,337
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      72,097
  Class B...................................................             222,381
  Class C...................................................              11,910
Additional paid-in capital..................................         455,616,531
Accumulated net investment loss.............................          (2,074,644)
Accumulated net realized loss on investments................        (166,271,607)
Net unrealized depreciation on investments..................         (47,430,331)
                                                                   -------------
Net assets..................................................       $ 240,146,337
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  58,170,835
                                                                   =============
Shares of beneficial interest outstanding...................           7,209,742
                                                                   =============
Net asset value per share outstanding.......................       $        8.07
Maximum sales charge (5.50% of offering price)..............                0.47
                                                                   -------------
Maximum offering price per share outstanding................       $        8.54
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 172,724,868
                                                                   =============
Shares of beneficial interest outstanding...................          22,238,145
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.77
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   9,250,634
                                                                   =============
Shares of beneficial interest outstanding...................           1,191,034
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.77
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $     952,988
  Interest..................................................         19,128
                                                              -------------
    Total income............................................        972,116
                                                              -------------
Expenses:
  Manager...................................................      1,095,327
  Transfer agent............................................        896,034
  Distribution--Class B.....................................        592,296
  Distribution--Class C.....................................         32,859
  Service--Class A..........................................         65,447
  Service--Class B..........................................        197,432
  Service--Class C..........................................         10,953
  Shareholder communication.................................         50,488
  Professional..............................................         27,616
  Recordkeeping.............................................         24,178
  Registration..............................................         21,231
  Custodian.................................................         15,196
  Trustees..................................................          6,114
  Miscellaneous.............................................         11,589
                                                              -------------
    Total expenses..........................................      3,046,760
                                                              -------------
Net investment loss.........................................     (2,074,644)
                                                              -------------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (36,208,493)
Net change in unrealized depreciation on investments........     61,076,680
                                                              -------------
Net realized and unrealized gain on investments.............     24,868,187
                                                              -------------
Net increase in net assets resulting from operations........  $  22,793,543
                                                              =============


-------
(a)  Dividends recorded net of foreign withholding taxes of $11,227.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (2,074,644)   $ (5,255,213)
  Net realized loss on investments..........................    (36,208,493)    (96,051,320)
  Net change in unrealized depreciation on investments......     61,076,680     (20,903,747)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     22,793,543    (122,210,280)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     11,574,334      24,856,805
    Class B.................................................     13,516,605      33,040,173
    Class C.................................................      3,583,726       3,142,593
                                                               ------------    ------------
                                                                 28,674,665      61,039,571
  Cost of shares redeemed:
    Class A.................................................    (10,391,528)    (24,744,474)
    Class B.................................................    (17,259,419)    (51,653,418)
    Class C.................................................     (4,675,800)     (5,099,636)
                                                               ------------    ------------
      Decrease in net assets derived from capital share
       transactions.........................................     (3,652,082)    (20,457,957)
                                                               ------------    ------------
      Net increase (decrease) in net assets.................     19,141,461    (142,668,237)
NET ASSETS:
Beginning of period.........................................    221,004,876     363,673,113
                                                               ------------    ------------
End of period...............................................   $240,146,337    $221,004,876
                                                               ============    ============
Accumulated net investment loss at end of period............   $ (2,074,644)        --
                                                               ============    ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                             ------------------------------------------------------------------------------------
                                             Six months                                                                June 1*
                                               ended                      Year ended December 31,                      through
                                              June 30,       --------------------------------------------------      December 31,
                                               2003+           2002          2001          2000          1999            1998
                                             ----------      --------      --------      --------      --------      ------------
Net asset value at beginning of
 period................................       $   7.27       $  11.00      $  14.43      $  16.50      $  11.64        $  10.00
                                              --------       --------      --------      --------      --------        --------
Net investment loss (a)................          (0.05)         (0.11)        (0.13)        (0.14)        (0.13)          (0.07)
Net realized and unrealized gain (loss)
 on investments........................           0.85          (3.62)        (3.30)        (1.49)         4.99            1.71
                                              --------       --------      --------      --------      --------        --------
Total from investment operations.......           0.80          (3.73)        (3.43)        (1.63)         4.86            1.64
                                              --------       --------      --------      --------      --------        --------
Less distributions to shareholders:
 From net realized gain on
   investments.........................             --             --            --         (0.39)           --              --
 In excess of net realized gain on
   investments.........................             --             --            --         (0.05)           --              --
                                              --------       --------      --------      --------      --------        --------
Total distributions to shareholders....             --             --            --         (0.44)           --              --
                                              --------       --------      --------      --------      --------        --------
Net asset value at end of period.......       $   8.07       $   7.27      $  11.00      $  14.43      $  16.50        $  11.64
                                              ========       ========      ========      ========      ========        ========
Total investment return (b)............          11.00%        (33.91%)      (23.77%)       (9.89%)       41.75%          16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.................          (1.32%)++      (1.29%)       (1.10%)       (0.87%)       (1.02%)         (1.66%)++
   Expenses............................           2.21%++        2.05%         1.81%         1.66%         1.76%           2.34%++
Portfolio turnover rate................             26%            32%           27%           46%           43%             21%
Net assets at end of period (in
 000's)................................       $ 58,171       $ 51,258      $ 77,548      $114,088      $ 66,326        $ 19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B                                                         Class C
    ---------------------------------------------------------------------   ------------------------------------------------------
    Six months                                                 June 1*      Six months
      ended               Year ended December 31,              through        ended               Year ended December 31,
     June 30,    -----------------------------------------   December 31,    June 30,    -----------------------------------------
      2003+        2002       2001       2000       1999         1998         2003+        2002       2001       2000       1999
    ----------   --------   --------   --------   --------   ------------   ----------   --------   --------   --------   --------
     $   7.03    $  10.71   $  14.17   $  16.33   $  11.60     $  10.00      $   7.03    $  10.71   $  14.17   $  16.33   $  11.60
     --------    --------   --------   --------   --------     --------      --------    --------   --------   --------   --------
        (0.07)      (0.19)     (0.21)     (0.26)     (0.23)       (0.10)        (0.07)      (0.19)     (0.21)     (0.26)     (0.23)
         0.81       (3.49)     (3.25)     (1.46)      4.96         1.70          0.81       (3.49)     (3.25)     (1.46)      4.96
     --------    --------   --------   --------   --------     --------      --------    --------   --------   --------   --------
         0.74       (3.68)     (3.46)     (1.72)      4.73         1.60          0.74       (3.68)     (3.46)     (1.72)      4.73
     --------    --------   --------   --------   --------     --------      --------    --------   --------   --------   --------
           --          --         --      (0.39)        --           --            --          --         --      (0.39)        --
           --          --         --      (0.05)        --           --            --          --         --      (0.05)        --
     --------    --------   --------   --------   --------     --------      --------    --------   --------   --------   --------
           --          --         --      (0.44)        --           --            --          --         --      (0.44)        --
     --------    --------   --------   --------   --------     --------      --------    --------   --------   --------   --------
     $   7.77    $   7.03   $  10.71   $  14.17   $  16.33     $  11.60      $   7.77    $   7.03      10.71   $  14.17   $  16.33
     ========    ========   ========   ========   ========     ========      ========    ========   ========   ========   ========
        10.53%     (34.36%)   (24.42%)   (10.55%)    40.78%       16.00%        10.53%     (34.36%)   (24.42%)   (10.55%)    40.78%


        (2.07%)++   (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)++     (2.07%)++   (2.04%)    (1.85%)    (1.62%)    (1.77%)
         2.96%++     2.80%      2.56%      2.41%      2.51%        3.09%++       2.96%++     2.80%      2.56%      2.41%      2.51%
           26%         32%        27%        46%        43%          21%           26%         32%        27%        46%        43%
     $172,725    $160,249   $268,947   $373,652   $222,904     $ 38,478      $  9,251    $  9,498   $ 17,178   $ 21,664   $  7,133

        Class C
     -------------
     September 1**
        through
     December 31,
         1998
     -------------
        $  8.60
        -------
          (0.06)
           3.06
        -------
           3.00
        -------
             --
             --
        -------
             --
        -------
        $ 11.60
        =======
          34.88%


          (2.41%)++
           3.09%++
             21%
        $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements unaudited


appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are

MainStay Blue Chip Growth Fund


determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $1,095,327.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,622 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $160, $136,993 and $1,816, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003, amounted to $896,034.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee

MainStay Blue Chip Growth Fund


and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,126 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $24,178 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $125,801,458 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                 AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             --------
     2009...................................................  $ 26,377
     2010...................................................    99,424
                                                              --------
                                                              $125,801
                                                              ========

In addition, the Fund intends to elect to treat, for federal income tax purposes, $3,002,359 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $56,171 and $60,487, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2003*               DECEMBER 31, 2002
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   1,563     1,898      520      2,849     3,888       377
Shares redeemed...............................  (1,401)   (2,466)    (681)    (2,850)   (6,192)     (629)
                                                ------    ------     ----     ------    ------     -----
Net increase (decrease).......................     162      (568)    (161)        (1)   (2,304)     (252)
                                                ======    ======     ====     ======    ======     =====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A/ MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSBC10- 08/03
                      NYLIM-A03850                              18
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Select 20 Equity
                                                              Fund versus S&P 500(R) Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              The MainStay(R) Funds                           22

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Select 20 Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES   Total Returns: 1 Year -18.01%, Since Inception -18.45%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                   $9,450                      $10,000                      $10,000
12/01                                                     8,080                        8,811                       10,155
12/02                                                     5,727                        6,864                       10,401
06/30/03                                                  6,010                        7,671                       10,515

CLASS B SHARES   Total Returns: 1 Year -18.23%, Since Inception -18.22%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                   $10,000                     $10,000                      $10,000
12/01                                                      8,490                       8,811                       10,155
12/02                                                      5,970                       6,864                       10,401
6/30/03                                                    6,053                       7,671                       10,515

CLASS C SHARES   Total Returns: 1 Year -14.79%, Since Inception -17.22%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                   $10,000                      $10,000                      $10,000
12/01                                                      8,490                        8,811                       10,155
12/02                                                      5,970                        6,864                       10,401
6/30/03                                                    6,240                        7,671                       10,515

4

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 3%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity market rallied briefly in the opening weeks of 2003. From mid-January through early March, however, stock prices fell as investors contended with a sluggish economy, rising oil prices, shifting homeland-security alerts, and ongoing preparations for a war in Iraq.

As coalition troops gathered in Kuwait in mid-March, the stock market began to recover. In the second quarter of 2003, consumer confidence improved sharply and stock prices rose through mid-June, tapering off slightly in the last two weeks of the reporting period. On June 25, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.00%.

Although second-quarter business and economic news was mixed, the market largely ignored the negatives and chose to focus on prospects for an economic rebound. Low interest rates and high liquidity measures appeared to fuel the stock market rally, along with hopes that corporate spending and earnings would improve. In the second quarter of 2003, the S&P 500 Index(1) turned in its best quarterly performance in five years, to end the first half of 2003 up 11.76%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Select 20 Equity Fund returned 4.95% for Class A shares and 4.52% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 10.38% return of the average Lipper(2) large-cap core fund over the same period. All share classes also underperformed the 11.76% return of the S&P 500 Index.

MainStay Select 20 Equity Fund typically invests in 20 stocks that represent the best investment ideas of a portfolio management team with some members specializing in growth investing while others focus on value disciplines.

One of the stocks that added significantly to the value to the Fund during the first half of 2003 was Navistar International. The price of this heavy-duty truck manufacturer's shares rose 34% in the first six months of 2003.(3) The advance reflected anticipation of a recovery in the machinery industry after three years of depressed orders and production.

UnitedHealth Group, an HMO, also helped the Fund's performance in the first half of the year. The company benefited from improving enrollment trends, strong pricing, and cost controls, which helped drive the price of UnitedHealth Group's shares up 20% in the first six months of 2003.
-------
1. See footnote on page 5 for more information about the S&P 500 Index.
2. See footnote and table on page 10 for more information about Lipper Inc.
3. Percentages reflect the price performance of stocks mentioned for the six months ended June 30, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/01                                                                           -14.50
12/02                                                                           -29.12
6/03                                                                              4.95
12/01                                                                           -15.10
12/02                                                                           -29.68
6/03                                                                              4.52



Financial-services giant American Express also added value to the Fund. The Fund first purchased the company's shares in mid-March of 2003, and the share price rose 24% through the end of June as consumer credit quality began to improve and corporate travel picked up. Washington Mutual, the nation's largest savings and loan, also helped the Fund's performance during the first half of 2003 as record home-mortgage applications and refinancing activity drove the stock price higher.

Drugstore chain CVS also added value to the Fund. The Fund first purchased CVS shares in early April 2003, and as sales trends improved in the company's pharmacy and retail operations, the share price rose 16% through the end of June.

Baxter International was among the holdings that negatively impacted the Fund's performance for the first half of 2003. In mid-March, the company lowered its earnings estimates for the first quarter and the full year, providing guidance that was well below analysts' projections. We sold the shares shortly after the announcement, since we believed it would be some time before the company would be able to resolve its difficulties. The Fund lost 28% in the position from the beginning of the year.

Another stock that hurt the Fund's performance in the first half of the year was HCA, an owner and operator of urban hospitals. In mid-April, HCA announced that it expected to fall short of analysts' projections for the first quarter and the year. We sold the Fund's position in the stock in mid-May, losing 20% on the position from the beginning of the year. Since the shares have since continued to decline, however, our decision was clearly beneficial for the Fund.

Advanced Micro Devices is a large microprocessor manufacturer, whose stock detracted from the Fund's performance in the first half of 2003. We initially purchased shares of Advanced Micro Devices in the beginning of May 2003. The shares declined in price relatively steadily through the end of June, losing 14% of their value during the short period they were held in the Fund. We still like the investment thesis that drew us to Advanced Micro Devices. Since we believe that a soon-to-be-launched product line is likely to perform well and may increase the value of the company's shares, the Fund has maintained its position in the stock.

Motorcycle manufacturer Harley-Davidson underperformed in the first half of 2003. The company's share price dropped 14%, which hurt the Fund's performance. The stock has performed well for the Fund over the past several years, but the shares pulled back somewhat after the company scaled down its future production schedule. We still believe this powerful, high-margin franchise is intact, and the Fund continues to hold its shares.

The Fund's position in Smurfit-Stone Container was also detrimental to the Fund's performance. Prices for containerboard and other grades of paper failed to improve as we had hoped, and the company's share price dropped 15% in the first half of 2003. Since we believe that our reasons for making this investment may play out for shareholders later this year, the Fund continues to hold shares of Smurfit-Stone Container.

SECTOR WEIGHTINGS

The Fund uses a bottom-up investment selection process and focuses on the 20 securities that we believe have the best performance outlook. This investment approach prevents us from making top-down or sector-based investment selections. As of June 30, 2003, the Fund was overweighted relative to the S&P 500 Index in industrials, materials, and consumer discretionary stocks, and underweighted in consumer staples, financials, information technology, and utilities.

LOOKING AHEAD

In our opinion, the tone of the market has changed dramatically in the last three months. It now appears that investors prefer to focus on the potential positives rather than the abundant negatives. With interest rates at historically low levels, a rebound in economic activity remains a possibility, but negative employment trends and sluggish advances in gross domestic product may continue to frustrate such a comeback.
8

We will continue to use our disciplined investment approach to seize potential opportunities as they may arise among quality companies with value-enhancing attributes. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudoph C. Carryl
Richard A. Rosen
Mark T. Spellman
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 6/30/03
Class A              -13.23%       -16.58%
Class B              -13.93%       -17.22%
Class C              -13.93%       -17.22%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 6/30/03
Class A              -18.01%       -18.45%
Class B              -18.23%       -18.22%
Class C              -14.79%       -17.22%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                     SINCE INCEPTION
                         1 YEAR      THROUGH 6/30/03
Class A               1,007 out of       757 out of
                      1,011 funds        833 funds
Class B               1,009 out of       782 out of
                      1,011 funds        833 funds
Class C               1,009 out of       782 out of
                      1,011 funds        833 funds
Average Lipper
large-cap core fund      -1.94%          -12.34%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

          NAV 6/30/03    INCOME    CAPITAL GAINS
Class A      $6.36       $0.0000      $0.0000
Class B      $6.24       $0.0000      $0.0000
Class C      $6.24       $0.0000      $0.0000

-------
 1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/03.

MainStay Select 20 Equity Fund
Portfolio of Investments June 30, 2003 unaudited

                                   SHARES          VALUE
                                  -------------------------
COMMON STOCKS (96.5%)+
AEROSPACE & DEFENSE (10.1%)
Raytheon Co. ...................    13,700       $  449,908
United Technologies Corp. ......     6,700          474,561
                                                 ----------
                                                    924,469
                                                 ----------
AUTOMOBILES (4.5%)
Harley-Davidson, Inc. ..........    10,300          410,558
                                                 ----------
BANKS (9.7%)
Bank of America Corp. ..........     5,600          442,568
Washington Mutual, Inc. ........    10,700          441,910
                                                 ----------
                                                    884,478
                                                 ----------
CONTAINERS & PACKAGING (4.7%)
Smurfit-Stone Container Corp.
 (a)............................    32,700          426,081
                                                 ----------

DIVERSIFIED FINANCIALS (5.0%)
American Express Co. ...........    10,900          455,729
                                                 ----------

ELECTRICAL EQUIPMENT (5.1%)
Cooper Industries, Ltd. Class
 A..............................    11,200          462,560
                                                 ----------
FOOD & DRUG RETAILING (5.4%)
CVS Corp. ......................    17,600          493,328
                                                 ----------

HEALTH CARE PROVIDERS & SERVICES (4.8%)
UnitedHealth Group, Inc. .......     8,800          442,200
                                                 ----------
MACHINERY (4.8%)
Navistar International Corp.
 (a)............................    13,500          440,505
                                                 ----------

METALS & MINING (4.8%)
Alcoa, Inc. ....................    17,300          441,150
                                                 ----------

MULTILINE RETAIL (4.6%)
Kohl's Corp. (a)................     8,100          416,178
                                                 ----------

OIL & GAS (5.0%)
ConocoPhillips..................     8,300          454,840
                                                 ----------

                                   SHARES          VALUE
                                  -------------------------
PAPER & FOREST PRODUCTS (4.5%)
International Paper Co. ........    11,400       $  407,322
                                                 ----------

PHARMACEUTICALS (9.7%)
Johnson & Johnson...............     8,600          444,620
Pfizer, Inc. ...................    13,000          443,950
                                                 ----------
                                                    888,570
                                                 ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.3%)
Advanced Micro Devices, Inc.
 (a)............................    61,900          396,779
                                                 ----------

SOFTWARE (4.9%)
Microsoft Corp. ................    17,600          450,736
                                                 ----------

SPECIALTY RETAIL (4.6%)
Bed Bath & Beyond, Inc. (a).....    10,800          419,148
                                                 ----------
Total Common Stocks
 (Cost $8,368,292)..............                  8,814,631
                                                 ----------
SHORT-TERM INVESTMENT (3.3%)

INVESTMENT COMPANY (3.3%)
Merrill Lynch Premier
 Institutional Fund.............   300,000          300,000
                                                 ----------
Total Short-Term Investment
 (Cost $300,000)................                    300,000
                                                 ----------
Total Investments
 (Cost $8,668,292) (b)..........      99.8%       9,114,631(c)
Cash and Other Assets,
 Less Liabilities...............       0.2           19,272
                                   -------       ----------
Net Assets......................     100.0%      $9,133,903
                                   =======       ==========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $8,669,065.
(c)  At June 30, 2003, net unrealized appreciation was
     $445,566, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $894,006 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $448,440.

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $8,668,292)...............................................       $  9,114,631
Cash........................................................             44,358
Receivables:
  Fund shares sold..........................................             68,044
  Manager...................................................             10,555
  Dividends.................................................              3,984
Other assets................................................             14,191
                                                                   ------------
        Total assets........................................          9,255,763
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             42,908
  Investment securities purchased...........................             26,980
  Transfer agent............................................             19,191
  Professional..............................................             13,235
  Shareholder communication.................................             10,289
  NYLIFE Distributors.......................................              5,686
  Custodian.................................................                763
Accrued expenses............................................              2,808
                                                                   ------------
        Total liabilities...................................            121,860
                                                                   ------------
Net assets..................................................       $  9,133,903
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      4,806
  Class B...................................................              9,521
  Class C...................................................                216
Additional paid-in capital..................................         22,214,207
Accumulated net investment loss.............................             (8,823)
Accumulated net realized loss on investments................        (13,532,363)
Net unrealized appreciation on investments..................            446,339
                                                                   ------------
Net assets..................................................       $  9,133,903
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $  3,058,849
                                                                   ============
Shares of beneficial interest outstanding...................            480,600
                                                                   ============
Net asset value and offering price per share outstanding....       $       6.36
Maximum sales charge (5.50% of offering price)..............               0.37
                                                                   ------------
Maximum offering price per share outstanding................       $       6.73
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $  5,940,465
                                                                   ============
Shares of beneficial interest outstanding...................            952,141
                                                                   ============
Net asset value and offering price per share outstanding....       $       6.24
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    134,589
                                                                   ============
Shares of beneficial interest outstanding...................             21,572
                                                                   ============
Net asset value and offering price per share outstanding....       $       6.24
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    77,822
  Interest..................................................        1,051
                                                              -----------
    Total income............................................       78,873
                                                              -----------
Expenses:
  Transfer agent............................................       65,185
  Manager...................................................       31,243
  Distribution--Class B.....................................       20,346
  Distribution--Class C.....................................          424
  Registration..............................................       16,901
  Professional..............................................       13,205
  Service--Class A..........................................        4,235
  Service--Class B..........................................        6,782
  Service--Class C..........................................          141
  Shareholder communication.................................        6,497
  Recordkeeping.............................................        6,033
  Pricing service...........................................        3,053
  Custodian.................................................        2,572
  Trustees..................................................        1,521
  Miscellaneous.............................................        7,353
                                                              -----------
    Total expenses before reimbursement.....................      185,491
Expense reimbursement by Manager and Subadvisor.............      (97,795)
                                                              -----------
    Net expenses............................................       87,696
                                                              -----------
Net investment loss.........................................       (8,823)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,711,522)
Net change in unrealized depreciation on investments........    2,513,009
                                                              -----------
Net realized and unrealized gain on investments.............      801,487
                                                              -----------
Net increase in net assets resulting from operations........  $   792,664
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $     (8,823)   $   (34,559)
  Net realized loss on investments..........................     (1,711,522)    (8,007,114)
  Net change in unrealized depreciation on investments......      2,513,009     (1,205,261)
                                                               ------------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        792,664     (9,246,934)
                                                               ------------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      1,297,968      1,361,241
    Class B.................................................      1,149,483      2,914,918
    Class C.................................................         37,722         83,644
  Cost of shares redeemed:
    Class A.................................................    (16,301,615)      (914,541)
    Class B.................................................       (740,817)    (1,285,188)
    Class C.................................................         (8,072)       (42,746)
                                                               ------------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (14,565,331)     2,117,328
                                                               ------------    -----------
      Net decrease in net assets............................    (13,772,667)    (7,129,606)
NET ASSETS:
Beginning of period.........................................     22,906,570     30,036,176
                                                               ------------    -----------
End of period...............................................   $  9,133,903    $22,906,570
                                                               ============    ===========
Accumulated net investment loss at end of period............   $     (8,823)   $        --
                                                               ============    ===========

-------

  *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                              Class A                          Class B                         Class C
                                  -------------------------------    ----------------------------   -----------------------------
                                  Six months       Year ended        Six months     Year ended      Six months      Year ended
                                    ended         December 31,         ended       December 31,       ended        December 31,
                                   June 30,    ------------------     June 30,    ---------------    June 30,    ----------------
                                    2003+       2002       2001        2003+       2002     2001      2003+       2002      2001
                                  ----------   -------    -------    ----------   ------   ------   ----------   -------   ------
Net asset value at beginning of
 period.........................    $ 6.06     $  8.55    $ 10.00      $ 5.97     $ 8.49   $10.00    $  5.97     $  8.49   $10.00
                                    ------     -------    -------      ------     ------   ------    -------     -------   ------
Net investment income (loss)
 (a)............................      0.01        0.00(b)   (0.00)(b)    (0.01)    (0.06)   (0.06)     (0.01)      (0.06)   (0.06)
Net realized and unrealized gain
 (loss) on investments..........      0.29       (2.49)     (1.45)       0.28      (2.46)   (1.45)      0.28       (2.46)   (1.45)
                                    ------     -------    -------      ------     ------   ------    -------     -------   ------
Total from investment
 operations.....................      0.30       (2.49)     (1.45)       0.27      (2.52)   (1.51)      0.27       (2.52)   (1.51)
                                    ------     -------    -------      ------     ------   ------    -------     -------   ------
Net asset value at end of
 period.........................    $ 6.36     $  6.06    $  8.55      $ 6.24     $ 5.97   $ 8.49    $  6.24     $  5.97   $ 8.49
                                    ======     =======    =======      ======     ======   ======    =======     =======   ======
Total investment return (c).....      4.95%     (29.12%)   (14.50%)      4.52%    (29.68%) (15.10%)     4.52%     (29.68%) (15.10%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss)......................      0.27%++     0.03%     (0.02%)     (0.48%)++  (0.72%)  (0.77%)    (0.48%)++   (0.72%)  (0.77%)
   Net expenses.................      1.50%++     1.50%      1.50%       2.25%++    2.25%    2.25%      2.25%++     2.25%    2.25%
   Expenses (before
    reimbursement)..............      3.69%++     1.76%      1.78%       4.44%++    2.51%    2.53%      4.44%++     2.51%    2.53%
Portfolio turnover rate.........        33%         84%        77%         33%        84%      77%        33%         84%      77%
Net assets at end of period (in
 000's).........................    $3,059     $17,530    $24,292      $5,940     $5,277   $5,646    $   135     $    99   $   98

-------

  +  Unaudited.
 ++  Annualized.
(a) Per share data based on average shares outstanding during the year.
(b)  Less than one cent per share.
(c) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Select 20 Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Select 20 Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLife Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. MainStay Select 20 Equity Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences. In addition, there are risks associated with investing in a relatively smaller number of securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the

MainStay Select 20 Equity Fund

extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $31,243. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately. For the six months ended June 30, 2003, the Manager and Subadvisor each reimbursed their fee of $15,621.50. The Manager and Subadvisor each also reimbursed the Fund an additional $33,276. The total reimbursement to the Fund was $97,795.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sale charges retained on sales of Class A shares was $146 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $8,742 and $554, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $65,185.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the

MainStay Select 20 Equity Fund

Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $79 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,033 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $11,172,792 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2009...................................................  $ 3,669
     2010...................................................    7,504
                                                              -------
                                                              $11,173
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $647,276 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $3,322 and $17,896, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2003*               DECEMBER 31, 2002
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................     213      192        6         186      408       11
Shares redeemed.............................  (2,625)**  (124)      (1)       (133)    (189)      (6)
                                              ------     ----       --       -----     ----       --
Net increase (decrease).....................  (2,412)      68        5          53      219        5
                                              ======     ====       ==       =====     ====       ==

-------

  *  Unaudited.
 ** On January 9 and 10, 2003, New York Life redeemed 2,500,000 shares (approximately $15.56 million in value at time of redemption). This amount represented the initial investment capital of the Fund.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSSE10- 08/03
                                  NYLIM-A03746                   23

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Select 20 Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Mid Cap
                                                              Growth Fund versus Russell 2500(TM) Growth
                                                              Index, S&P MidCap 400(R) Index, and
                                                              Inflation--Class A, Class B, and Class C Shares  4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particu-larly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Mid Cap Growth Fund versus Russell 2500(TM) Growth Index, S&P MidCap 400(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -12.86%, Since Inception -14.78% [CLASS A SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
PERIOD-END                                  GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
----------                                ----------------     -------------------       --------------       ------------------
1/2/01                                       $  9,450               $ 10,000               $ 10,000               $ 10,000
12/01                                           7,796                  8,917                  9,940                 10,155
12/02                                           5,538                  6,322                  8,497                 10,401
6/30/03                                         6,710                  7,510                  9,552                 10,515

CLASS B SHARESTotal Returns: 1 Year -13.11%, Since Inception -14.56% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
PERIOD-END                                  GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
----------                                ----------------     -------------------       --------------       ------------------
1/2/01                                       $ 10,000               $ 10,000               $ 10,000               $ 10,000
12/01                                           8,180                  8,917                  9,940                 10,155
12/02                                           5,770                  6,322                  8,497                 10,401
6/30/03                                         6,751                  7,510                  9,552                 10,515

CLASS C SHARESTotal Returns: 1 Year -9.46%, Since Inception -13.52% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
PERIOD-END                                  GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
----------                                ----------------     -------------------       --------------       ------------------
1/2/01                                       $ 10,000               $ 10,000               $ 10,000               $ 10,000
12/01                                           8,180                  8,917                  9,940                 10,155
12/02                                           5,770                  6,322                  8,497                 10,401
6/30/03                                         6,960                  7,510                  9,552                 10,515

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

----------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 3%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

After rising slightly in the first two weeks of 2003, the stock market declined through mid-March, weighed down by uneven economic activity, weak corporate profits, and rising energy prices. The markets also had to contend with mounting tensions with Iraq, a North Korean nuclear threat, ongoing differences in the Middle East, and widespread concern over international terrorism.

By the second quarter, investors were beginning to assume a more positive market posture. With the conclusion of major combat operations in Iraq, the market reflected optimism that the economy and corporate profits might improve. Several major market indices recorded their best performance in several years during the second quarter and first half of 2003. As the six-month period drew to a close, investors still appeared to be in a relatively upbeat mood, their spirits buoyed by income-tax reductions and the Federal Reserve's still-aggressive stance on lowering interest rates.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Mid Cap Growth Fund returned 21.16% for Class A shares and 20.62% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 15.80% return of the average Lipper(1) mid-cap growth fund. All share classes also outperformed the 18.79% return of the Russell 2500(TM) Growth Index(2) and the 12.41% return of the S&P MidCap 400(R) Index(3) for the six months ended June 30, 2003.

STRATEGIC POSITIONING

During the early months of 2003, the Fund maintained an overweighted position in the consumer discretionary and health care sectors, where underlying business fundamentals remained strong. The Fund also maintained an underweighted position in the information technology and industrials sectors, where business prospects were somewhat unclear.

In the second quarter, however, as we began to see emerging evidence of an economic rebound, the Fund slightly increased its exposure to the industrials and information technology sectors, both of which may benefit if, as some anticipate, capital spending increases later this year. At the same time, the Fund modestly reduced its weighting in the consumer discretionary sector. As of June 30, 2003, the portfolio was still overweighted in consumer discretionary and health care stocks, slightly underweighted in information technology, underweighted in the energy sector, and market-weighted in financials.

-------
1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 5 for more information about the Russell 2500(TM) Growth Index.
3. See footnote on page 5 for more information about the S&P MidCap 400 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[BAR GRAPH]

PERIOD-END                              TOTAL RETURN %
----------                              --------------
12/01                                   -17.50 Class A
12/02                                   -28.97 Class A
6/03                                     21.16 Class A
12/01                                   -18.20 Class B and Class C
12/02                                   -29.46 Class B and Class C
6/03                                     20.62 Class B and Class C

Past performance is no guarantee of future results. See footnote 1 on page 10 for more information on performance.

STRONG AND WEAK PERFORMERS

During the first half of 2003, the largest positive contribution to the Fund's performance came from its consumer discretionary holdings. Strong performers within this sector included a quartet of homebuilders--D.R. Horton, Lennar, M.D.C. Holdings, and KB Home--all of which rose sharply as the homebuilding subindustry continued to benefit from a resilient residential-housing market. The Fund also saw solid gains from specialty discount retailer Fred's and leather goods manufacturer and marketer Coach. Both of these companies advanced as a result of robust consumer-spending trends, good management, and strong execution of the companies' respective business plans.

The industrials sector was another area of strength for the Fund during the first half of 2003. Airline operators JetBlue Airways and SkyWest set the performance pace. Three educational services stocks--Career Education, Education Management, and Apollo Group--also turned in strong results for the six-month reporting period.

The financials sector also contributed positively to the Fund's performance during the first half of 2003. Healthy consumer-loan demand and mortgage-refinancing activity along with improving credit quality bolstered operating results at credit-card heavyweight Capital One Financial and at three savings and loans concerns--New York Community Bancorp, Roslyn Bancorp, and UCBH Holdings.

The Fund's results in the health care sector were generally mixed during the first half of 2003, though the net contribution was negative. The Fund experienced weak performance from pharmacy-services company Accredo Health and acute-care hospital operators Triad Hospitals and Universal Health Services. Unfortunately, these setbacks offset strong results from biotechnology company Gilead Sciences and from two HMOs, Mid Atlantic Medical and Coventry Health Care. Gilead Sciences is on the verge of a robust new-product rollout, and Mid Atlantic Medical and Coventry Health Care are benefiting from favorable enrollment trends, firm pricing, and stringent cost controls. During the reporting period, positions in Accredo Health, Triad Hospitals, and Universal Health Services were eliminated from the portfolio and replaced by Gilead Sciences and MedImmune. We believe that both of these biotechnology companies have bright prospects.

The information technology sector also turned in a mixed but net negative performance during the first six months of the year. Healthy gains by telecom software vendor Amdocs, telecommunications equipment maker UTStarcom, and semiconductor company NVIDIA, were more than overshadowed by losses in computer services company Affiliated Computer Services and optical networking equipment maker CIENA.

Another sector that detracted from the Fund's performance was energy, which was underweighted in the Fund's portfolio. Oil driller GlobalSantaFe declined as a result of deteriorating business fundamentals and we sold the Fund's position at a loss for the portion of the reporting period the stock was held in the Fund.

SIGNIFICANT PURCHASES AND SALES

During the first six months of 2003, the Fund modestly added to its weighting in the industrials and information technology sectors, seeking to position the Fund to take advantage of an anticipated rise in capital spending. The strategy was to boost existing positions, where business fundamentals were strengthening and valuations still appeared reasonable. Notable additions in the information technology sector included NVIDIA and semiconductor concern QLogic. These additions made positive contributions to the Fund's overall performance.

The sales made during the first half of 2003, particularly in the health care and energy sectors, had a net positive effect on performance. The proceeds were redeployed in stocks of companies that we believed had more attractive growth prospects.

LOOKING AHEAD

With geopolitical tensions showing signs of easing, we believe that as we move forward investors will need to more closely monitor fundamental factors, such as economic data and earnings reports, to see whether Wall Street's recent optimism is truly warranted. In the meantime, our disciplined investment process will continue to emphasize a diversified portfolio of about 80 mid-cap growth stocks with a focus on consumer discretionary, information technology, industrials, and financial stocks.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/03
    Class A                -7.79%                      -12.82%
    Class B                -8.54%                      -13.52%
    Class C                -8.54%                      -13.52%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/03
    Class A               -12.86%                      -14.78%
    Class B               -13.11%                      -14.56%
    Class C                -9.46%                      -13.52%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/03
    Class A         473 out of 504 funds         157 out of 428 funds
    Class B         481 out of 504 funds         172 out of 428 funds
    Class C         481 out of 504 funds         172 out of 428 funds
    Average Lipper
    mid-cap growth
    fund                   0.05%                    -15.36%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A        $7.10       $0.0000      $0.0000
    Class B        $6.96       $0.0000      $0.0000
    Class C        $6.96       $0.0000      $0.0000

-------
 1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.5%)+

AEROSPACE & DEFENSE (4.5%)
Alliant Techsystems, Inc. (a)...     9,950       $   516,505
Empresa Brasileira de
 Aeronautica S.A. ADR (b).......    19,000           362,900
L-3 Communications Holdings,
 Inc. (a).......................    10,800           469,692
United Defense Industries, Inc.
 (a)............................    20,100           521,394
                                                 -----------
                                                   1,870,491
                                                 -----------

AIRLINES (3.3%)
JetBlue Airways Corp. (a).......    18,300           773,907
SkyWest, Inc. ..................    30,000           571,800
                                                 -----------
                                                   1,345,707
                                                 -----------
AUTOMOBILES (1.4%)
Winnebago Industries, Inc. .....    15,700           595,030
                                                 -----------

BANKS (3.8%)
New York Community Bancorp,
 Inc. ..........................    19,100           555,619
Roslyn Bancorp, Inc. ...........    23,300           500,717
UCBH Holdings, Inc. ............    18,600           533,448
                                                 -----------
                                                   1,589,784
                                                 -----------
BIOTECHNOLOGY (2.6%)
Gilead Sciences, Inc. (a).......    11,600           644,728
MedImmune, Inc. (a).............    12,200           443,714
                                                 -----------
                                                   1,088,442
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (4.0%)
Apollo Group, Inc. Class A
 (a)............................     8,700           537,312
Career Education Corp. (a)......     8,200           561,044
Education Management Corp.
 (a)............................    10,100           537,118
                                                 -----------
                                                   1,635,474
                                                 -----------
COMMUNICATIONS EQUIPMENT (4.0%)
Avocent Corp. (a)...............    17,700           529,761
Emulex Corp. (a)................    19,500           444,015
UTStarcom, Inc. (a).............    19,600           697,172
                                                 -----------
                                                   1,670,948
                                                 -----------
COMPUTERS & PERIPHERALS (1.0%)
Storage Technology Corp. (a)....    16,400           422,136
                                                 -----------
CONSTRUCTION & ENGINEERING (2.3%)
Fluor Corp. ....................    15,100           507,964
Jacobs Engineering Group, Inc.
 (a)............................    10,300           434,145
                                                 -----------
                                                     942,109
                                                 -----------
DIVERSIFIED FINANCIALS (1.4%)
Capital One Financial Corp. ....    11,600           570,488
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Amdocs Ltd. (a).................    23,900       $   573,600
                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Amphenol Corp. Class A (a)......     9,700           454,154
                                                 -----------

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
Biovail Corp. (a)...............     9,200           432,952
Cooper Cos., Inc. (The).........    19,100           664,107
St. Jude Medical, Inc. (a)......     9,200           529,000
                                                 -----------
                                                   1,626,059
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (15.7%)
AmerisourceBergen Corp. ........     8,800           610,280
Anthem, Inc. (a)................     8,222           634,327
Caremark Rx, Inc. (a)...........    27,000           693,360
Coventry Health Care, Inc.
 (a)............................    13,500           623,160
Health Management Associates,
 Inc. Class A...................    21,400           394,830
Henry Schein, Inc. (a)..........     8,500           444,890
Mid Atlantic Medical Services,
 Inc. (a).......................    12,100           632,830
Oxford Health Plans, Inc. (a)...    10,900           458,127
Patterson Dental Co. (a)........     9,000           408,420
Pharmaceutical Product
 Development, Inc. (a)..........    15,400           442,442
Priority Healthcare Corp. Class
 B (a)..........................    20,700           383,985
Quest Diagnostics, Inc. (a).....     6,500           414,700
WellPoint Health Networks, Inc.
 (a)............................     4,300           362,490
                                                 -----------
                                                   6,503,841
                                                 -----------
HOUSEHOLD DURABLES (13.8%)
Centex Corp. ...................     7,100           552,309
D.R. Horton, Inc. ..............    35,200           989,120
Harman International Industries,
 Inc. ..........................     5,800           459,012
KB Home.........................    15,400           954,492
Lennar Corp. Class A............    11,800           843,700
Lennar Corp. Class B............     1,450            99,615
M.D.C. Holdings, Inc. ..........    17,700           854,556
Ryland Group, Inc. (The)........     5,100           353,940
Toro Co. (The)..................    15,600           620,100
                                                 -----------
                                                   5,726,844
                                                 -----------
IT CONSULTING & SERVICES (1.2%)
Affiliated Computer Services,
 Inc. Class A (a)...............    10,500           480,165
                                                 -----------

METALS & MINING (1.3%)
Massey Energy Co. ..............    40,300           529,945
                                                 -----------

MULTILINE RETAIL (2.2%)
99 Cents Only Stores (a)........    13,300           456,456
Fred's, Inc. ...................    11,600           431,288
                                                 -----------
                                                     887,744
                                                 -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)

PHARMACEUTICALS (4.9%)
American Pharmaceutical
 Partners, Inc. (a).............    16,300       $   552,570
Andrx Group (a).................    21,200           421,880
Barr Laboratories, Inc. (a).....     8,500           556,750
SICOR, Inc. (a).................    24,900           506,466
                                                 -----------
                                                   2,037,666
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.4%)
Altera Corp. (a)................    23,400           383,760
Integrated Circuit Systems, Inc.
 (a)............................    13,800           433,734
NVIDIA Corp. (a)................    24,600           566,046
QLogic Corp. (a)................    17,200           831,276
Semtech Corp. (a)...............    29,700           422,928
                                                 -----------
                                                   2,637,744
                                                 -----------
SOFTWARE (6.8%)
Activision, Inc. (a)............    38,750           500,650
Autodesk, Inc. .................    20,900           337,744
FactSet Research Systems,
 Inc. ..........................    13,300           585,865
Siebel Systems, Inc. (a)........    36,800           351,072
Symantec Corp. (a)..............    11,100           486,846
Synopsys, Inc. (a)..............     8,700           538,095
                                                 -----------
                                                   2,800,272
                                                 -----------
SPECIALTY RETAIL (8.2%)
Abercrombie & Fitch Co. Class A
 (a)............................    16,800           477,288
AutoZone, Inc. (a)..............     6,200           471,014
CDW Corp. (a)...................    10,000           458,000
Chico's FAS, Inc. (a)...........    27,500           578,875
Claire's Stores, Inc. ..........    15,900           403,224
Michaels Stores, Inc. ..........    14,900           567,094
Pier 1 Imports, Inc. ...........    21,700           442,680
                                                 -----------
                                                   3,398,175
                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (2.9%)
Coach, Inc. (a).................    13,500           671,490
Liz Claiborne, Inc. ............    14,400           507,600
                                                 -----------
                                                   1,179,090
                                                 -----------
TRANSPORTATION-AIRLINES (1.4%)
Ryanair Holdings PLC ADR
 (a)(b).........................    12,800           574,720
                                                 -----------
Total Common Stocks
 (Cost $34,022,434).............                  41,140,628
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
SHORT-TERM INVESTMENTS (2.1%)

COMMERCIAL PAPER (2.1%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03..............  $770,000       $   770,000
USAA Capital Corp.
 0.90%, due 7/3/03..............   100,000            99,995
                                                 -----------
Total Short-Term Investments
 (Cost $869,995)................                     869,995
                                                 -----------
Total Investments
 (Cost $34,892,429) (c).........     101.6%       42,010,623(d)
Liabilities in Excess of
 Cash and Other Assets..........      (1.6)         (647,941)
                                  --------       -----------
Net Assets......................     100.0%      $41,362,682
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $35,177,545.
(d)  At June 30, 2003, net unrealized appreciation was
     $6,833,078, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $7,702,539 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $869,461.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $34,892,429)..............................................       $ 42,010,623
Cash........................................................              4,748
Receivables:
  Investment securities sold................................          3,135,000
  Fund shares sold..........................................            216,231
  Dividends and interest....................................              7,546
Other assets................................................             15,634
                                                                   ------------
        Total assets........................................         45,389,782
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,891,611
  Fund shares redeemed......................................             52,888
  Transfer agent............................................             24,959
  NYLIFE Distributors.......................................             15,806
  Manager...................................................             13,259
  Shareholder communication.................................             10,916
  Custodian.................................................              1,759
Accrued expenses............................................             15,902
                                                                   ------------
        Total liabilities...................................          4,027,100
                                                                   ------------
Net assets..................................................       $ 41,362,682
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     38,608
  Class B...................................................             18,177
  Class C...................................................              1,856
Additional paid-in capital..................................         49,953,263
Accumulated net investment loss.............................           (210,668)
Accumulated net realized loss on investments................        (15,556,748)
Net unrealized appreciation on investments..................          7,118,194
                                                                   ------------
Net assets..................................................       $ 41,362,682
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 27,414,059
                                                                   ============
Shares of beneficial interest outstanding...................          3,860,817
                                                                   ============
Net asset value and offering price per share outstanding....       $       7.10
Maximum sales charge (5.50% of offering price)..............               0.41
                                                                   ------------
Maximum offering price per share outstanding................       $       7.51
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 12,656,184
                                                                   ============
Shares of beneficial interest outstanding...................          1,817,674
                                                                   ============
Net asset value and offering price per share outstanding....       $       6.96
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,292,439
                                                                   ============
Shares of beneficial interest outstanding...................            185,629
                                                                   ============
Net asset value and offering price per share outstanding....       $       6.96
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    46,057
  Interest..................................................        1,541
                                                              -----------
    Total income............................................       47,598
                                                              -----------
Expenses:
  Manager...................................................      110,880
  Transfer agent............................................       85,063
  Distribution--Class B.....................................       33,091
  Distribution--Class C.....................................        3,416
  Service--Class A..........................................       24,791
  Service--Class B..........................................       11,030
  Service--Class C..........................................        1,139
  Registration..............................................       17,591
  Professional..............................................       14,394
  Shareholder communication.................................        7,773
  Recordkeeping.............................................        6,659
  Custodian.................................................        4,585
  Pricing service...........................................        3,327
  Trustees..................................................        1,897
  Miscellaneous.............................................        7,306
                                                              -----------
    Total expenses before reimbursement.....................      332,942
Expense reimbursement by Manager and Subadvisor.............      (74,676)
                                                              -----------
    Net expenses............................................      258,266
                                                              -----------
Net investment loss.........................................     (210,668)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (1,914,300)
Net change in unrealized depreciation on investments........    8,303,086
                                                              -----------
Net realized and unrealized gain on investments.............    6,388,786
                                                              -----------
Net increase in net assets resulting from operations........  $ 6,178,118
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2003*        2002
                                                              ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................    $  (210,668)    $   (425,908)
  Net realized loss on investments..........................     (1,914,300)      (6,946,950)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      8,303,086       (3,025,659)
                                                                -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      6,178,118      (10,398,517)
                                                                -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      5,372,011        3,979,306
    Class B.................................................      4,178,562        7,151,208
    Class C.................................................        362,795        1,014,803
  Cost of shares redeemed:
    Class A.................................................       (639,779)      (1,072,848)
    Class B.................................................     (1,257,001)      (1,794,153)
    Class C.................................................       (125,529)        (108,797)
                                                                -----------     ------------
      Increase in net assets derived from capital share
       transactions.........................................      7,891,059        9,169,519
                                                                -----------     ------------
      Net increase (decrease) in net assets.................     14,069,177       (1,228,998)
NET ASSETS:
Beginning of period.........................................     27,293,505       28,522,503
                                                                -----------     ------------
End of period...............................................    $41,362,682     $ 27,293,505
                                                                ===========     ============
Accumulated net investment loss at end of period............    $  (210,668)    $         --
                                                                ===========     ============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                  Class A                             Class B                 Class C
                                     ---------------------------------   ---------------------------------   ----------
                                     Six months        Year ended        Six months        Year ended        Six months
                                       ended          December 31,         ended          December 31,         ended
                                      June 30,    --------------------    June 30,    --------------------    June 30,
                                       2003+       2002         2001       2003+       2002         2001       2003+
                                     ----------   -------      -------   ----------   -------      -------   ----------
Net asset value at beginning of
 period............................   $  5.86     $  8.25      $ 10.00    $  5.77     $  8.18      $ 10.00    $  5.77
                                      -------     -------      -------    -------     -------      -------    -------
Net investment loss (a)............     (0.03)      (0.09)       (0.09)     (0.06)      (0.13)       (0.14)     (0.06)
Net realized and unrealized gain
 (loss) on investments.............      1.27       (2.30)       (1.66)      1.25       (2.28)       (1.68)      1.25
                                      -------     -------      -------    -------     -------      -------    -------
Total from investment operations...      1.24       (2.39)       (1.75)      1.19       (2.41)       (1.82)      1.19
                                      -------     -------      -------    -------     -------      -------    -------
Net asset value at end of period...   $  7.10     $  5.86      $  8.25    $  6.96     $  5.77      $  8.18    $  6.96
                                      =======     =======      =======    =======     =======      =======    =======
Total investment return (b)........     21.16%     (28.97%)     (17.50%)    20.62%     (29.46%)     (18.20%)    20.62%
Ratios (to average net assets)
 Supplemental Data:
   Net investment loss.............     (1.18%)++   (1.22%)      (1.01%)    (1.93%)++   (1.97%)      (1.76%)    (1.93%)++
   Net expenses....................      1.50%++     1.50%        1.50%      2.25%++     2.25%        2.25%      2.25%++
   Expenses (before
    reimbursement).................      2.01%++     1.81%        1.87%      2.76%++     2.56%        2.62%      2.76%++
Portfolio turnover rate............        34%        188%         127%        34%        188%         127%        34%
Net assets at end of period (in
 000's)............................   $27,414     $18,523      $22,965    $12,656     $ 7,899      $ 5,299    $ 1,292

                                           Class C
                                     --------------------
                                          Year ended
                                         December 31,
                                     --------------------
                                      2002         2001
                                     -------      -------
Net asset value at beginning of
 period............................  $  8.18      $ 10.00
                                     -------      -------
Net investment loss (a)............    (0.13)       (0.14)
Net realized and unrealized gain
 (loss) on investments.............    (2.28)       (1.68)
                                     -------      -------
Total from investment operations...    (2.41)       (1.82)
                                     -------      -------
Net asset value at end of period...  $  5.77      $  8.18
                                     =======      =======
Total investment return (b)........   (29.46%)     (18.20%)
Ratios (to average net assets)
 Supplemental Data:
   Net investment loss.............    (1.97%)      (1.76%)
   Net expenses....................     2.25%        2.25%
   Expenses (before
    reimbursement).................     2.56%        2.62%
Portfolio turnover rate............      188%         127%
Net assets at end of period (in
 000's)............................  $   871      $   258

-------
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange,

MainStay Mid Cap Growth Fund

including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $110,880. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately. For the six months ended June 30, 2003, the Manager and Subadvisor reimbursed the Fund $37,338 each. The total reimbursement to the Fund was $74,676.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund.

MainStay Mid Cap Growth Fund

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $486 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10, $6,650 and $9, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2003 amounted to $85,063.

TRUSTEES FEES. Trustees, other than those currently affiliated NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, New York Life held shares of Class A with a net asset value of $17,750,000 which represents 64.7% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $298 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,659 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $12,476,222 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2009.................................................  $ 5,878
       2010.................................................    6,598
                                                              -------
                                                              $12,476
                                                              =======

In addition, the Fund intends to elect to treat, for federal income tax purposes, $881,110 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $18,013 and $10,510, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the aver-age commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other fac-tors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

MainStay Mid Cap Growth Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2003*               DECEMBER 31, 2002
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    804       663        57       528       976       136
Shares redeemed.............................   (103)     (214)      (22)     (151)     (255)      (16)
                                               ----      ----       ---      ----      ----       ---
Net increase................................    701       449        35       377       721       120
                                               ====      ====       ===      ====      ====       ===

-------
 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSMG10-08/03
                                  NYLIM-A03694                                11

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Mid Cap Growth Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay MAP Fund versus
                                                              S&P 500(R) Index and Inflation--Class A,
                                                              Class B, Class C, and Class I Shares             3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       12
                                                              Portfolio of Investments                        14
                                                              Financial Statements                            19
                                                              Notes to Financial Statements                   24
                                                              The MainStay(R) Funds                           31

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay MAP Fund
versus S&P 500(R) Index and Inflation

CLASS I SHARES Total Returns: 1 Year 3.16%, 5 Years 5.52%, 10 Years 12.88%

[LINE GRAPH]


PERIOD-END                                          MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                          -----------------           ----------------           ------------------
6/30/93                                                $ 9,525.00                   $10,000.00                   $10,000.00
94                                                       9,790.00                    10,141.00                    10,249.00
95                                                      11,527.00                    12,784.00                    10,561.00
96                                                      14,637.00                    16,108.00                    10,859.00
97                                                      19,779.00                    21,698.00                    11,102.00
98                                                      24,448.00                    28,242.00                    11,282.00
99                                                      29,060.00                    34,669.00                    11,504.00
00                                                      31,965.00                    37,182.00                    11,933.00
01                                                      36,823.00                    31,668.00                    12,322.00
02                                                      32,548.00                    25,971.00                    12,453.00
6/30/03                                                 33,575.00                    26,037.00                    12,723.00

CLASS A SHARES Total Returns: 1 Year -2.73%, Since Inception 3.01%

[LINE GRAPH]


PERIOD-END                                          MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                          -----------------           ----------------           ------------------
6/9/99                                                 $ 9,450.00                   $10,000.00                   $10,000.00
12/99                                                   10,161.00                    11,231.00                    10,175.00
00                                                      11,855.00                    10,208.00                    10,518.00
01                                                      12,105.00                     8,995.00                    10,681.00
02                                                       9,679.00                     7,007.00                    10,940.00
6/30/03                                                 11,279.00                     7,831.00                    11,060.00

CLASS B SHARES Total Returns: 1 Year -2.90%, Since Inception 3.24%

[LINE GRAPH]


PERIOD-END                                          MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                          -----------------           ----------------           ------------------
6/9/99                                                 $10,000.00                   $10,000.00                   $10,000.00
12/99                                                   10,723.00                    11,231.00                    10,175.00
00                                                      12,409.00                    10,208.00                    10,518.00
01                                                      12,569.00                     8,995.00                    10,681.00
02                                                       9,977.00                     7,007.00                    10,940.00
6/30/03                                                 11,383.00                     7,831.00                    11,060.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

CLASS C SHARES Total Returns: 1 Year 1.10%, Since Inception 3.68%

[LINE GRAPH]

PERIOD-END                                          MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                          -----------------           ----------------           ------------------
6/9/99                                                  $10,000                      $10,000                      $10,000
12/99                                                    10,723                       11,231                       10,175
00                                                       12,409                       10,208                       10,518
01                                                       12,569                        8,995                       10,681
02                                                        9,977                        7,007                       10,940
6/30/03                                                  11,580                        7,831                       11,060

-------
  On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.
4

Portfolio Management Discussion and Analysis


In a welcome turnabout from the past three years, U.S. equities at all capitalization levels gained ground for the six months ended June 30, 2003. From mid-January through early March, U.S. stocks suffered as geopolitical pressures mounted and investors considered the potential economic impact of a war in Iraq. In mid-March, however, the stock market reversed course and began a relatively steady climb as coalition troops amassed in Kuwait and the war finally got underway. On May 1, 2003, President Bush declared an end to major combat operations in Iraq. As geopolitical uncertainties eased and oil prices declined, tolerance for risk increased, and investors moved the broader equity markets steadily higher during the second quarter.

While the equity rally was rather broad based, small-cap stocks outperformed mid-cap and large-cap issues during the first half of 2003. According to data from Barra, value stocks outperformed growth stocks within the large- and small-cap sectors, while the reverse was true within the mid-cap sector.(1)

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay MAP Fund returned 16.61% for Class I shares. Class A shares returned 16.54% and Class B and Class C shares returned 16.07%, excluding all sales charges. All share classes outperformed the 12.03% return of the average Lipper(2) multi-cap core fund for the same period. All share classes also outperformed the 11.76% return of the S&P 500(R) Index for the first six months of 2003.

As of June 30, 2003, Morningstar(3) rated MainStay MAP Fund Class I shares five stars overall and Class C shares four stars overall out of 199 mid-cap blend funds. As of that date, the Fund's Class I and Class C shares were both rated four stars out of 199 mid-cap blend funds for the three-year period then ended, and Class I shares were rated four stars out of 128 mid-cap blend funds for the five-year period then ended, and five stars out of 42 mid-cap blend funds for the 10-year period ended June 30, 2003.

PORTFOLIO STRATEGIES--MARKSTON INTERNATIONAL LLC

In the portion of the Fund's portfolio managed by Markston International LLC, the primary reason for strong six-month performance relative to the S&P 500 Index was effective stock selection. We adhered closely to our disciplined company-by-company selection process. For the six months ended June 30, 2003,

-------
1. See footnote on page 4 for more information about the S&P 500(R) Index. The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-cap stocks. The S&P SmallCap 600 Index is an unmanaged index that measures the performance of small cap stocks. For each of these indexes, the corresponding S&P/BARRA Growth Index is an unmanaged index consisting of those stocks in the index with lower book-to-price ratios and the corresponding S&P/BARRA Value Index is an unmanaged index consisting of those stocks in the index with higher book-to-price ratios. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index. Source: BARRA.
2. See footnote and table on page 12 for more information about Lipper Inc.
3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS I SHARES

[BAR CHART]


PERIOD-END                                    TOTAL RETURN %
----------                                    --------------
12/92                                             10.53
12/93                                              8.67
12/94                                              2.76
12/95                                             32.50
12/96                                             23.82
12/97                                             27.99
12/98                                             24.23
12/99                                             12.18
12/00                                             16.88
12/01                                              2.36
12/02                                            -19.81
6/03                                              16.61

Class I share returns include the performance of MAP-Equity Fund through 6/8/99. See footnote 1 on page 12 for more information on performance.


CLASS A SHARES

[BAR CHART]


PERIOD-END                                         TOTAL RETURN %
----------                                         --------------
12/99                                                  7.53
12/00                                                 16.67
12/01                                                  2.11
12/02                                                -20.04
6/03                                                  16.54

See footnote 1 on page 12 for more information on performance.

the best performers in our portion of the Fund's portfolio were primarily found in the health care sector.

Genentech (+117%)(4) benefited from having three promising drug candidates in the late stages of development and from the Food and Drug Administration (FDA) becoming more accommodating in early 2003 under the new leadership of Mark McClellan. Genentech's researchers on the colorectal cancer drug known as Avastin reported surprisingly strong results at the American Society of Clinical Oncology in late May 2003. Xolair, Genentech's drug for asthma, was approved by the FDA toward the end of the six-month period, and Raptiva, the company's drug for psoriasis, is expected to receive FDA approval later in 2003.

-------
4. Percentages reflect the price performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

CLASS B AND C SHARES

PERIOD-END                            TOTAL RETURN %
----------                            --------------
12/99                                     7.23
12/00                                    15.72
12/01                                     1.29
12/02                                   -20.63
6/03                                     16.07

See footnote 1 on page 12 for more information on performance.


After the stock appreciated, we reduced the Fund's position in Genentech, taking profits.

Shares of IVAX (+47%) rose primarily because the corporation is a leading-generic drug manufacturer at a time when the U.S. is experiencing a major cultural shift toward generics. IVAX has 36 abbreviated new drug applications filed, nine of which the company claims could be significant. IVAX also has a potentially high-profit respiratory franchise built around its Easi-Breathe breath-activated inhaling device.

Profitability surged at health insurance giant Aetna (+46%) when its new management jettisoned money-losing customers and signed a breakthrough compromise with the American Medical Association, largely agreeing to guidelines on standards of medical care. MedImmune (+33%) is a high-growth, high cash-flow biotech drug developer and manufacturer. During the first half of 2003, the company had its major blockbuster Flumist approved. Flumist is a nasally delivered flu vaccine that eliminates the need for injection. We expect this product to materially expand the flu-vaccine market both because of its premium price and because of the wider public acceptance it is likely to enjoy.

Another strong performer for the Fund was Yahoo! (+100%). Yahoo! is a high-growth, high free cash-flow enterprise with a young, cohesive, technologically sophisticated management team. In our view, this leading global Internet company still has several areas in which to grow, including collaborating to offer broadband services such as video-on-demand, offering traditional advertisers state-of-the-art, highly effective, targeted broadband advertising, and expanding its more established Internet services, such as personals and finance tools.

We also made several opportunistic purchases for the Fund during the first half of the year. We established a position in Boeing at what we believed to be an attractive price, with the view that increased orders from Japan and the U.S.
                                                                               7
defense department might help stabilize the company's commercial operations. We bought shares of financial services firm CIT Group after its spin-off from industrial conglomerate Tyco International. We also purchased shares of Agilent Technologies, Vitesse Semiconductor, TriQuint Semiconductor, and Applied Micro Circuits after seeing insider buying in the sector, accompanied by a positive inventory correction in communication semiconductors. During the reporting period, we established a new position in web search provider Inktomi, which has since been acquired by Yahoo! We added to the Fund's positions in Hasbro and in Energizer Holdings. The latter stock became attractively priced after announcing its acquisition of the Schick operation.

Of course, a few holdings had weak performance. Cerner, which supplies software systems to the clinical side of hospitals, declined on a surprisingly disappointing earnings report. After the decline, however, we noticed insider buying, so we increased the Fund's position in Cerner. The stock has since rebounded. Eastman Chemical is a heavily leveraged, mature chemical supplier. Its earnings were negatively affected by high natural gas prices. We continued to hold this position, primarily because the company has hinted that it intends to monetize its significant ownership in the industrial enzyme manufacturer Genencor and pay down debt. We also expect Eastman Chemical's coal-gasification technology to be an important part of any national effort to use our nation's 250 years worth of coal reserves to manufacture gas.

During the reporting period, we also sold the Fund's holdings in several companies after seeing persistent insider selling. These stocks included consumer-goods marketing provider Catalina Marketing, diet leader Weight Watchers, printing-products company Lexmark International, semiconductor manufacturer Altera, and software company Adobe Systems. We reduced the Fund's position in biotechnology company Chiron, taking profits after its stock appreciated. Finally, we exercised an early put on Tyco International bonds that were due in February 2021 in an effort to capture value for our shareholders.(5)

LOOKING AHEAD

We believe that U.S. equity investors may continue to face several areas of risk in the coming months, including ongoing geopolitical uncertainties, increasing budget deficits, and a weak U.S. dollar. On the other hand, we believe the extended decline in the equity markets from 2000 through 2002 continues to create opportunities for capital appreciation in the second half of 2003.

We intend to seek attractive potential wherever it may be found. We also intend to keep the portion of the Fund's portfolio that we manage widely diversified and to select stocks that we believe are likely to increase in value over time. Regardless of what the markets or the economy may bring, we will

-------
5. A put option on a bond is a bondholder's right to redeem a bond on a specific date before maturity and receive full face value.

continue to seek long-term appreciation of capital, and as a secondary objective, to earn income.

Roger Lob
Christopher Mullarkey
Michael J. Mullarkey
Portfolio Managers
Markston International, LLC

PORTFOLIO STRATEGIES--JENNISON ASSOCIATES LLC

The start of 2003 was challenging at all capitalization levels for bottom-up stock pickers. Geopolitics drove the equity markets, and mid-cap stocks in particular lagged, as investors favored large-cap growth stocks. Since the market's bottom for the reporting period in March 2003, mid-cap stocks have been playing catch-up, narrowing the performance differential between the portion of the Fund we manage and the S&P 500 Index. The fundamentals of the mid-cap stocks in the Fund's portfolio continued to be attractive, and the equity market has subsequently rewarded them.

During the overall reporting period, positive performance in our portion of the Fund's portfolio came primarily from effective stock selection within the health care and financials sectors as well as from a significant underweighting in the consumer staples sector. Stock selection in the energy and materials sectors had a negative impact on performance, as did a significant overweighted position in the energy sector. We continued to add to the portfolio's oil service stocks, however, because we like the secular aspects of the energy markets. For example, we established a position in Rowan, a driller of oil and gas wells, and increased a position in Weatherford International, an oil services company that provides essential products and services to the drilling industry.

During the reporting period, strong-performing individual stocks came from diverse industries. Pharmaceutical company Sepracor rose on reports that first-quarter 2003 earnings were significantly above expectations. The earnings improvements were based largely on rising sales and profit margins on its asthma drug Xopenex. Sepracor continued to be priced higher as acceptance of its new sleep-disorder drug, Estorra, increased, and the market assigned value to the rest of the company's drug pipeline. Still, we sold the Fund's position in Sepracor during the period, taking profits in the stock on strength.

The Fund also benefited from holdings in Merrill Lynch & Co. and Everest Re Group, two financial services firms. Merrill Lynch & Co. stock rose based on a strong equity market overall and on better-than-expected earnings in its latest profit report. We continued to hold the Fund's position in Merrill Lynch & Co. Everest Re Group, a large property and casualty insurance and reinsurance
                                                                               9
provider, reported first-quarter 2003 earnings results significantly above consensus estimates. The company's management also increased full-year guidance for 2003, as its revenue growth and underwriting metrics helped to improve profitability. We sold about half of the Fund's position in Everest Re Group on concerns about credibility when management announced an equity issue one day after a conference call in which they specifically said they had no need for new capital. We subsequently sold the other half of the Fund's position in Everest Re Group, taking profits on the stock, as we became worried about the suggestion that moderating pricing could appear industry-wide in insurance companies' quarterly earnings announcements. For that same reason, we reduced the Fund's position in Ace, a property and casualty insurer, toward the end of the reporting period.

Another winner for the Fund was EchoStar Communications, a leader in the broadcasting and cable TV industry. EchoStar performed well as positive sentiment followed the successful termination of its proposed acquisition of Hughes Electronics. The company incurred limited penalties and gained valuable insight into its main satellite competitor. EchoStar also announced a surprise repurchase of over 10% of its outstanding shares from Vivendi Universal. We sold the Fund's position in EchoStar during the reporting period and took profits in the stock on strength.

Semiconductor company Agere Systems was a strong performer for the Fund, benefiting from an analyst upgrade, a large new contract for mobile-telephone chipsets, and a successful effort to cut costs. Together these factors helped bring the company closer to profitability during the first quarter of 2003. We reduced the Fund's position in Agere Systems, taking some profits in the stock on strength.

On the other hand, health care equipment company Baxter International declined on the announcement of reduced sales and earnings targets. Prices for Baxter's plasma protein product fell, and health care centers' inventories of the company's recombinant Factor VIII, a protein-free therapy used in hemophilia treatment, were drawn down by larger-than-expected amounts. We sold the Fund's position in Baxter International due to these deteriorating fundamentals.

Specialty chemicals company Cambrex was another poor performer for the Fund. Cambrex reported quarterly earnings that were less than analysts' expectations. This shortfall was due in part to the loss of a significant customer contract, which exemplified the trend toward less outsourcing throughout the pharmaceuticals industry.

Another disappointment for the Fund was Circuit City Stores. This computer and electronics retailer suffered from slow wage growth and rising energy costs in the economy-at-large that culminated in a generally weaker-than-hoped-for holiday retail season. The company also experienced weakness in its credit-card 10 financing, and we sold the Fund's position in Circuit City Stores due to the company's deteriorating fundamentals.

Network Associates, a maker of software that includes the McAfee anti-virus product, performed poorly during the reporting period, as the company met profit estimates but missed sales expectations due to the weak economy in the first quarter. We reduced the Fund's exposure to Network Associates based on the company's changing risk/reward profile.

The Fund's performance was also negatively impacted by its holdings in publisher and printer Scholastic. Scholastic disappointed the market with a downward revision to earnings guidance for the second half of its 2003 fiscal year. Christmas sales for booksellers were weak, leaving high inventories that remained a problem after lackluster sales in January 2003. We significantly reduced the Fund's position in Scholastic, once the stock rebounded with the market.

LOOKING AHEAD

In our view, the unwinding of the bull market of the 1990s, which focused primarily on technology and large capitalization stocks, has finally set the stage for a return to true stock picking. We believe that as expectations become muted, investors will shift their attention from relative to absolute returns and may prefer active management over passive investing. A stock picker's market is well suited to our opportunistic style and may be a key to performance going forward.

We continue to build the portion of the Fund's portfolio that we manage using a bottom-up approach, choosing one stock at a time. We seek to identify catalysts that may help a company effectively realize the full market value of its stock. Regardless of what the markets or the economy may bring, we will continue to seek long-term appreciation of capital.

Mark G. DeFranco
Brian M. Gillott
Portfolio Managers
Jennison Associates LLC

Returns and Lipper Rankings as of 6/30/03


   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/03
Class A           2.93%      n/a        n/a          4.45%
Class B           2.10%      n/a        n/a          3.68%
Class C           2.10%      n/a        n/a          3.68%
Class I           3.16%    6.55%     13.43%         11.11%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/03
Class A          -2.73%      n/a        n/a          3.01%
Class B          -2.90%      n/a        n/a          3.24%
Class C           1.10%      n/a        n/a          3.68%
Class I           3.16%    5.52%     12.88%         10.95%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/03
Class A         103 out of   n/a          n/a               25 out of
                503 funds                                  303 funds
Class B         130 out of   n/a          n/a               31 out of
                503 funds                                  303 funds
Class C         130 out of   n/a          n/a               31 out of
                503 funds                                  303 funds
Class I          93 out of    15 out of    6 out of          7 out of
                503 funds    227 funds    62 funds          16 funds
Average Lipper
multi-cap
core fund       -0.42%       -0.29%       8.75%            10.30%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                NAV 6/30/03    INCOME    CAPITAL GAINS
Class A            $25.58      $0.0000      $0.0000
Class B            $24.92      $0.0000      $0.0000
Class C            $24.92      $0.0000      $0.0000
Class I            $25.69      $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

   Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 6/30/03. Lipper averages are not class specific.
                                                                              13

MainStay MAP Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (83.4%)+

AEROSPACE & DEFENSE (4.1%)
Availl, Inc. (a)...............       6,550       $     74,474
Goodrich Corp. ................      30,900            648,900
Innovative Solutions & Support,
 Inc. (a)......................       8,800             65,657
Lockheed Martin Corp. .........      71,395          3,396,260
Northrop Grumman Corp. ........     149,439         12,895,091
Orbital Sciences Corp. (a).....      83,500            609,550
Raytheon Co. ..................     173,600          5,701,024
United Industrial Corp. .......       3,950             64,385
                                                  ------------
                                                    23,455,341
                                                  ------------
AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co.
 (The) (a).....................      95,650            502,162
                                                  ------------

BANKS (4.1%)
Bank of New York Co., Inc.
 (The).........................     196,800          5,658,000
Bank One Corp. ................      47,500          1,766,050
Mellon Financial Corp. ........      91,800          2,547,450
Northern Trust Corp. ..........      31,955          1,335,400
Popular, Inc. .................     193,370          7,462,148
Southwest Bancorp. of Texas,
 Inc. (a)......................      63,600          2,067,636
Wachovia Corp. ................      65,000          2,597,400
                                                  ------------
                                                    23,434,084
                                                  ------------
BEVERAGES (0.2%)
PepsiCo, Inc. .................      25,041          1,114,324
                                                  ------------
BIOTECHNOLOGY (5.0%)
Cell Therapeutics, Inc. (a)....      16,100            156,653
Chiron Corp. (a)...............      64,200          2,806,824
Enzon Pharmaceuticals, Inc.
 (a)...........................      50,925            637,581
Gen-Probe, Inc. (a)............      15,000            613,050
Genentech, Inc. (a)............     168,350         12,141,402
MedImmune, Inc. (a)............     314,224         11,428,327
XOMA Ltd. (a)..................      76,425            407,345
                                                  ------------
                                                    28,191,182
                                                  ------------
CHEMICALS (2.0%)
Cambrex Corp. .................     151,356          3,484,215
Eastman Chemical Co. ..........      13,250            419,628
Great Lakes Chemical Corp. ....      18,103            369,301
IMC Global, Inc. ..............     208,300          1,397,693
Monsanto Co. ..................     152,063          3,290,643
Olin Corp. ....................     150,700          2,576,970
                                                  ------------
                                                    11,538,450
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Avery Dennison Corp. ..........      32,800          1,646,560
Cendant Corp. (a)..............      76,000          1,392,320
Ceridian Corp. (a).............     360,557          6,118,652
CheckFree Corp. (a)............      10,100            281,184


                                   SHARES            VALUE
                                 -----------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Concord EFS, Inc. (a)..........       6,100       $     89,792
eFunds Corp. (a)...............     129,200          1,489,676
Manpower, Inc. ................      90,000          3,338,100
MemberWorks, Inc. (a)..........       7,400            146,150
Per-Se Technologies, Inc.
 (a)...........................      40,800            458,184
Robert Half International, Inc.
 (a)...........................      32,100            607,974
S1 Corp. (a)...................     290,800          1,174,832
Sylvan Learning Systems, Inc.
 (a)...........................       1,300             29,692
                                                  ------------
                                                    16,773,116
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.3%)
ActivCard Corp. (a)............      52,567            494,130
Adaptec, Inc. (a)..............       8,250             64,185
Avici Systems, Inc. (a)........      13,463             82,124
Brocade Communications Systems,
 Inc. (a)......................     193,961          1,142,430
CommScope, Inc. (a)............      41,059            390,061
Enterasys Networks, Inc. (a)...      24,950             75,599
Harris Corp. ..................     298,150          8,959,408
Motorola, Inc. ................     193,400          1,823,762
Nortel Networks Corp. (a)......       5,472             14,774
REMEC, Inc. (a)................       6,550             45,588
Riverstone Networks, Inc.
 (a)...........................      12,802             15,106
                                                  ------------
                                                    13,107,167
                                                  ------------
COMPUTERS & PERIPHERALS (2.0%)
Advanced Digital Information
 Corp. (a).....................     156,600          1,564,434
Electronics for Imaging, Inc.
 (a)...........................      63,550          1,289,429
Hewlett-Packard Co. ...........     234,595          4,996,874
Sigma Designs, Inc. (a)........      69,435            754,064
Sun Microsystems, Inc. (a).....     661,797          3,044,266
                                                  ------------
                                                    11,649,067
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
McDermott International, Inc.
 (a)...........................      26,600            168,378
                                                  ------------

CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials,
 Inc. .........................         950             31,930
Vulcan Materials Co. ..........      53,389          1,979,130
                                                  ------------
                                                     2,011,060
                                                  ------------
CONTAINERS & PACKAGING (0.3%)
Smurfit-Stone Container Corp.
 (a)...........................      11,050            143,981
Temple-Inland, Inc. ...........      41,150          1,765,747
                                                  ------------
                                                     1,909,728
                                                  ------------
DIVERSIFIED FINANCIALS (4.3%)
A.G. Edwards, Inc. ............     128,973          4,410,877
Ameritrade Holding Corp. (a)...      20,700            153,387
CIT Group, Inc. ...............      43,000          1,059,950
Instinet Group, Inc. (a).......     130,546            608,344
iShares Nasdaq Biotechnology
 Index Fund (a)(e).............      35,347          2,367,895
Merrill Lynch & Co., Inc. .....     129,670          6,052,996
Neuberger Berman, Inc. ........      14,950            596,654


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

Portfolio of Investments June 30, 2003 unaudited

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIALS (CONTINUED)
Principal Financial Group, Inc.
 (The).........................      38,500       $  1,241,625
Providian Financial Corp.
 (a)...........................      93,000            861,180
State Street Corp. ............     115,500          4,550,700
Waddell & Reed Financial, Inc.
 Class A.......................      74,700          1,917,549
Walter Industries, Inc. .......      53,150            624,513
                                                  ------------
                                                    24,445,670
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
CenturyTel, Inc. ..............      62,100          2,164,185
Cincinnati Bell, Inc. (a)......     232,950          1,560,765
Sprint Corp. (FON Group).......      31,967            460,325
                                                  ------------
                                                     4,185,275
                                                  ------------
ELECTRIC UTILITIES (0.4%)
American Electric Power Co.,
 Inc. .........................      60,000          1,789,800
Black Hills Corp. .............       8,550            262,485
                                                  ------------
                                                     2,052,285
                                                  ------------
ELECTRICAL EQUIPMENT (0.2%)
Acuity Brands, Inc. ...........       1,000             18,170
Endwave Corp. (a)..............      32,288             85,240
Energizer Holdings, Inc. (a)...      27,490            863,186
                                                  ------------
                                                       966,596
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.5%)
Agilent Technologies, Inc.
 (a)...........................     249,000          4,867,950
Fisher Scientific
 International, Inc. (a).......     118,629          4,140,152
Giga-tronics, Inc. (a).........      32,459             56,154
Sanmina-SCI Corp. (a)..........     321,400          2,028,034
Solectron Corp. (a)............   1,197,418          4,478,343
Symbol Technologies, Inc. .....     363,300          4,726,533
Tech Data Corp. (a)............      71,391          1,906,854
Teledyne Technologies, Inc.
 (a)...........................     108,550          1,422,005
Vishay Intertechnology, Inc.
 (a)...........................     139,600          1,842,720
                                                  ------------
                                                    25,468,745
                                                  ------------
ENERGY EQUIPMENT & SERVICES (4.9%)
FMC Technologies, Inc. (a).....     173,787          3,658,217
Halliburton Co. ...............     196,300          4,514,900
Nabors Industries Ltd. (a).....      28,600          1,131,130
Newpark Resources, Inc. (a)....     107,650            589,922
Rowan Cos., Inc. (a)...........     157,400          3,525,760
Schlumberger Ltd. .............      91,925          4,372,872
Transocean, Inc. ..............     197,700          4,343,469
Weatherford International Ltd.
 (a)...........................     130,449          5,465,813
                                                  ------------
                                                    27,602,083
                                                  ------------
FOOD & DRUG RETAILING (0.9%)
Bunge Ltd. ....................      20,800            594,880
CVS Corp. .....................      89,038          2,495,735
Kroger Co. (The) (a)...........      27,064            451,428

                                   SHARES            VALUE
                                 -----------------------------
FOOD & DRUG RETAILING (CONTINUED)
Pathmark Stores, Inc. (a)......      76,050       $    581,782
Rite Aid Corp. (a).............     229,850          1,022,833
                                                  ------------
                                                     5,146,658
                                                  ------------
FOOD PRODUCTS (0.4%)
Archer-Daniels-Midland Co. ....     129,540          1,667,180
Corn Products International,
 Inc. .........................      12,250            367,868
Sylvan, Inc. (a)...............       5,850             62,068
                                                  ------------
                                                     2,097,116
                                                  ------------
GAS UTILITIES (0.9%)
Kinder Morgan, Inc. ...........      59,150          3,232,548
Peoples Energy Corp. ..........       7,000            300,230
Sempra Energy..................      60,050          1,713,226
                                                  ------------
                                                     5,246,004
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Apogent Technologies, Inc.
 (a)...........................     224,665          4,493,300
ArthroCare Corp. (a)...........      22,810            382,296
                                                  ------------
                                                     4,875,596
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ...................     141,300          8,506,260
Humana, Inc. (a)...............      36,600            552,660
IMS Health, Inc. ..............      11,215            201,758
SunLink Health Systems, Inc.
 (a)...........................      33,700             81,217
Tenet Healthcare Corp. (a).....      56,500            658,225
                                                  ------------
                                                    10,000,120
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Hilton Hotels Corp. ...........     101,000          1,291,790
Wendy's International, Inc. ...     144,400          4,183,268
                                                  ------------
                                                     5,475,058
                                                  ------------
HOUSEHOLD PRODUCTS (0.7%)
Kimberly-Clark Corp. ..........      75,600          3,941,784
                                                  ------------

INDUSTRIAL CONGLOMERATES (2.8%)
3M Co. ........................       8,195          1,056,991
Tyco International Ltd. .......     794,058         15,071,221
                                                  ------------
                                                    16,128,212
                                                  ------------
INSURANCE (5.1%)
ACE Ltd. ......................     181,400          6,220,206
CNA Financial Corp. (a)........      85,000          2,091,000
Danielson Holding Corp. (a)....      79,890            127,824
Hartford Financial Services
 Group, Inc. (The).............     153,955          7,753,174
MetLife, Inc. .................     228,850          6,481,032
Ohio Casualty Corp. (a)........      13,100            172,658
XL Capital Ltd. ...............      73,242          6,079,086
                                                  ------------
                                                    28,924,980
                                                  ------------
INTERNET & CATALOG RETAIL (0.1%)
Stamps.com, Inc. (a)...........      97,048            465,830
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (3.6%)
Blue Coat Systems, Inc. (a)....       1,440       $      8,640
DoubleClick, Inc. (a)..........     146,100          1,351,425
Marimba, Inc. (a)..............       6,500             18,915
Overture Services, Inc. (a)....       1,600             29,008
ValueClick, Inc. (a)...........      49,077            295,934
Vignette Corp. (a).............     242,100            503,568
WatchGuard Technologies, Inc.
 (a)...........................       3,250             14,950
WebMD Corp. (a)................     246,154          2,665,848
Yahoo!, Inc. (a)...............     478,900         15,688,764
                                                  ------------
                                                    20,577,052
                                                  ------------
IT CONSULTING & SERVICES (0.7%)
BearingPoint, Inc. (a).........     286,495          2,764,677
Computer Sciences Corp. (a)....       7,100            270,652
DiamondCluster International,
 Inc. Class A (a)..............       9,800             36,358
Electronic Data Systems
 Corp. ........................      38,000            815,100
Gartner Group, Inc. Class B
 (a)...........................       2,939             22,042
Titan Corp. (The) (a)..........      21,200            218,148
                                                  ------------
                                                     4,126,977
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Hasbro, Inc. ..................       6,200            108,438
Mattel, Inc. ..................      95,000          1,797,400
                                                  ------------
                                                     1,905,838
                                                  ------------
MACHINERY (0.4%)
Navistar International Corp.
 (a)...........................      76,800          2,505,984
                                                  ------------

MEDIA (3.4%)
Cablevision Systems New York
 Group Class A (a).............     107,200          2,225,472
General Motors Corp. Class H
 (a)...........................     419,000          5,367,390
Knight-Ridder, Inc. ...........      60,538          4,172,884
Meredith Corp. ................       2,300            101,200
New York Times Co. (The).......      79,810          3,631,355
Pearson PLC ADR (c)............     249,332          2,393,587
PRIMEDIA, Inc. (a).............      52,178            159,143
Scholastic Corp. (a)...........      34,204          1,018,595
                                                  ------------
                                                    19,069,626
                                                  ------------
METALS & MINING (1.5%)
Arch Coal, Inc. ...............     225,021          5,170,983
Massey Energy Co. .............      20,450            268,917
Peabody Energy Corp. ..........       3,300            110,847
Placer Dome, Inc. .............     252,158          3,093,979
                                                  ------------
                                                     8,644,726
                                                  ------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc. (a).............     216,300          3,253,152
Costco Wholesale Corp. (a).....      13,250            484,950
May Department Stores Co.
 (The).........................      48,150          1,071,819

                                   SHARES            VALUE
                                 -----------------------------
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc. ...............     136,800       $  2,670,336
Odd Job Stores, Inc. (a).......      34,350             98,241
                                                  ------------
                                                     7,578,498
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
El Paso Corp. .................      21,650            174,932
Westar Energy, Inc. ...........      79,500          1,290,285
                                                  ------------
                                                     1,465,217
                                                  ------------
OIL & GAS (2.3%)
Amerada Hess Corp. ............      21,500          1,057,370
ConocoPhillips.................      27,539          1,509,137
Devon Energy Corp. ............      60,871          3,250,512
Kerr-McGee Corp. ..............      22,700          1,016,960
Marathon Oil Corp. ............      42,000          1,106,700
Noble Energy, Inc. ............      21,600            816,480
Spinnaker Exploration Co.
 (a)...........................     166,400          4,359,680
                                                  ------------
                                                    13,116,839
                                                  ------------
PAPER & FOREST PRODUCTS (2.4%)
Boise Cascade Corp. ...........     215,004          5,138,596
Louisiana-Pacific Corp. (a)....      80,400            871,536
MeadWestvaco Corp. ............     222,949          5,506,840
Weyerhaeuser Co. ..............      38,600          2,084,400
                                                  ------------
                                                    13,601,372
                                                  ------------
PHARMACEUTICALS (4.9%)
Abbott Laboratories............      95,384          4,174,004
Alpharma, Inc. Class A.........     152,200          3,287,520
American Pharmaceutical
 Partners, Inc. (a)............      16,550            561,045
Andrx Corp. (a)................      35,880            712,420
Bristol-Myers Squibb Co. ......     122,500          3,325,875
Genta, Inc. (a)................     114,196          1,521,091
IVAX Corp. (a).................     416,100          7,427,385
King Pharmaceuticals, Inc.
 (a)...........................       3,000             44,280
Mylan Laboratories, Inc. ......      70,000          2,433,900
Pfizer, Inc. ..................     127,078          4,339,713
                                                  ------------
                                                    27,827,233
                                                  ------------
REAL ESTATE INVESTMENT MANAGEMENT (0.6%)
Crescent Real Estate Equities
 Co. ..........................       4,200             69,762
Health Care Property Investors,
 Inc. .........................      37,273          1,578,512
RFS Hotel Investors, Inc. .....       6,300             77,616
United Dominion Realty Trust,
 Inc. .........................      98,570          1,697,375
                                                  ------------
                                                     3,423,265
                                                  ------------
ROAD & RAIL (1.0%)
Celadon Group, Inc. (a)........      75,426            684,114
CSX Corp. .....................     132,100          3,974,889
Norfolk Southern Corp. ........      42,950            824,640
                                                  ------------
                                                     5,483,643
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Agere Systems, Inc. Class B
 (a)...........................   1,110,897          2,555,063
Applied Micro Circuits Corp.
 (a)...........................     234,150          1,416,607
Cypress Semiconductor Corp.
 (a)...........................      57,400            688,800
LSI Logic Corp. (a)............      90,200            638,616

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
TriQuint Semiconductor, Inc.
 (a)...........................     109,390       $    455,062
Vitesse Semiconductor Corp.
 (a)...........................     370,406          1,822,398
                                                  ------------
                                                     7,576,546
                                                  ------------
SOFTWARE (4.2%)
Ascential Software Corp. (a)...      35,034            575,955
Autodesk, Inc. ................     202,152          3,266,776
BARRA, Inc. (a)................       4,500            160,650
Cerner Corp. (a)...............     173,820          3,989,169
Compuware Corp. (a)............      25,250            145,692
Intervoice, Inc. (a)...........      50,600            249,964
Liberate Technologies, Inc.
 (a)...........................     112,900            334,749
Mentor Graphics Corp. (a)......      85,800          1,242,384
Microsoft Corp. ...............     120,300          3,080,883
MSC.Software Corp. (a).........      47,000            316,780
Network Associates, Inc. (a)...     223,144          2,829,466
Novell, Inc. (a)...............      91,650            282,282
Parametric Technology Corp.
 (a)...........................     391,500          1,194,075
PeopleSoft, Inc. (a)...........      37,600            661,384
Sybase, Inc. (a)...............     235,649          3,277,878
Synopsys, Inc. (a).............      35,326          2,184,913
                                                  ------------
                                                    23,793,000
                                                  ------------
SPECIALTY RETAIL (1.1%)
Burlington Coat Factory
 Warehouse Corp. ..............      15,674            280,565
Charming Shoppes, Inc. (a).....      15,650             77,780
RadioShack Corp. ..............     139,750          3,676,823
Systemax, Inc. (a).............       4,653             15,820
Toys "R" Us, Inc. (a)..........     163,585          1,982,650
                                                  ------------
                                                     6,033,638
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Polo Ralph Lauren Corp. .......     225,110          5,805,587
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................      36,854            302,572
Sprint Corp. (PCS Group) (a)...     128,083            736,477
                                                  ------------
                                                     1,039,049
                                                  ------------
Total Common Stocks
 (Cost $424,235,939)...........                    474,450,161
                                                  ------------
PREFERRED STOCK (0.7%)

MEDIA (0.7%)
News Corp. Ltd. (The) ADR
 (c)...........................     161,552          4,046,877
                                                  ------------
Total Preferred Stock
 (Cost $3,661,873).............                      4,046,877
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM BONDS (1.7%)
CONVERTIBLE BONDS (0.7%)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Solectron Corp.
 (zero coupon), due 11/20/20...  $  625,000       $    350,000
                                                  ------------

INDUSTRIAL CONGLOMERATES (0.0%) (B)
Tyco International Ltd.
 (zero coupon), due
 11/17/20(f)...................     125,000             95,156
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.6%)
Akamai Technologies, Inc.
 5.50%, due 7/1/07.............   4,650,000          3,516,563
                                                  ------------
Total Convertible Bonds
 (Cost $2,815,474).............                      3,961,719
                                                  ------------
CORPORATE BONDS (1.0%)

AEROSPACE & DEFENSE (0.3%)
Orbital Sciences Corp. Series B
 12.00%, due 8/15/06...........   1,800,000          1,872,450
                                                  ------------

FOOD & DRUG RETAILING (0.6%)
Rite Aid Corp.
 7.625%, due 4/15/05...........   3,000,000          2,977,500
                                                  ------------

FOOD PRODUCTS (0.0%) (b)
Aurora Foods, Inc. Series D
 9.875%, due 2/15/07...........     250,000             88,750
                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
American Commercial Lines LLC
 11.25%, due 1/1/08 (d)........   5,511,870            661,424
                                                  ------------
Total Corporate Bonds
 (Cost $7,338,856).............                      5,600,124
                                                  ------------
Total Long-Term Bonds
 (Cost $10,154,330)............                      9,561,843
                                                  ------------
SHORT-TERM INVESTMENTS (14.7%)

COMMERCIAL PAPER (3.6%)
American Express Credit Corp.
 0.90%, due 7/1/03.............  12,950,000         12,950,000
General Electric Capital Corp.
 1.10%, due 7/1/03.............   7,578,000          7,578,000
                                                  ------------
Total Commercial Paper
 (Cost $20,528,000)............                     20,528,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
TIME DEPOSIT (11.1%)
Bank of New York Cayman
 0.625%, due 7/1/03............  $62,836,000      $ 62,836,000
                                                  ------------
Total Time Deposit
 (Cost $62,836,000)............                     62,836,000
                                                  ------------
Total Short-Term Investments
 (Cost $83,364,000)............                     83,364,000
                                                  ------------
Total Investments
 (Cost $521,416,142) (g).......       100.5%       571,422,881(h)
Liabilities in Excess of
 Cash and Other Assets.........        (0.5)        (2,720,694)
                                 -----------      ------------
Net Assets.....................       100.0%      $568,702,187
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  Issuer in bankruptcy.
(e)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(f)  Yankee bond--Dollar-denominated bonds issued in the
     United States by foreign banks and corporations.
(g)  The cost for federal income tax purposes is $523,099,214.
(h)  At June 30, 2003, net unrealized appreciation was
     $48,323,667, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $76,936,999 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $28,613,332.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $521,416,142).............................................       $571,422,881
Cash........................................................             11,065
Receivables:
  Investment securities sold................................         86,080,361
  Dividends and interest....................................          2,580,560
  Fund shares sold..........................................            704,031
Other assets................................................             37,584
                                                                   ------------
        Total assets........................................        660,836,482
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         90,411,142
  Fund shares redeemed......................................            711,863
  Manager...................................................            329,796
  Transfer agent............................................            286,595
  NYLIFE Distributors.......................................            246,214
  Custodian.................................................              7,195
  Trustees..................................................              2,841
Accrued expenses............................................            138,649
                                                                   ------------
        Total liabilities...................................         92,134,295
                                                                   ------------
Net assets..................................................       $568,702,187
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     57,555
  Class B...................................................             74,111
  Class C...................................................             31,548
  Class I...................................................             61,556
Additional paid-in capital..................................        577,132,982
Accumulated net investment loss.............................         (1,158,822)
Accumulated net realized loss on investments................        (57,503,482)
Net unrealized appreciation on investments..................         50,006,739
                                                                   ------------
Net assets..................................................       $568,702,187
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $147,196,819
                                                                   ============
Shares of beneficial interest outstanding...................          5,755,481
                                                                   ============
Net asset value per share outstanding.......................       $      25.58
Maximum sales charge (5.50% of offering price)..............               1.49
                                                                   ------------
Maximum offering price per share outstanding................       $      27.07
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $184,710,945
                                                                   ============
Shares of beneficial interest outstanding...................          7,411,078
                                                                   ============
Net asset value and offering price per share outstanding....       $      24.92
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 78,628,855
                                                                   ============
Shares of beneficial interest outstanding...................          3,154,792
                                                                   ============
Net asset value and offering price per share outstanding....       $      24.92
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $158,165,568
                                                                   ============
Shares of beneficial interest outstanding...................          6,155,587
                                                                   ============
Net asset value and offering price per share outstanding....       $      25.69
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  2,410,516
  Interest..................................................       564,629
                                                              ------------
    Total income............................................     2,975,145
                                                              ------------
Expenses:
  Manager...................................................     1,805,751
  Transfer agent............................................       864,708
  Distribution--Class B.....................................       593,587
  Distribution--Class C.....................................       259,106
  Service--Class A..........................................       158,611
  Service--Class B..........................................       197,862
  Service--Class C..........................................        86,369
  Shareholder communication.................................        80,271
  Professional..............................................        41,255
  Registration..............................................        37,480
  Recordkeeping.............................................        37,301
  Custodian.................................................        24,264
  Trustees..................................................        11,762
  Miscellaneous.............................................        17,763
                                                              ------------
    Total expenses before reimbursement.....................     4,216,090
Expense reimbursement by Manager............................      (272,121)
                                                              ------------
    Net expenses............................................     3,943,969
                                                              ------------
Net investment loss.........................................      (968,824)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (2,520,263)
Net change in unrealized depreciation on investments........    79,568,271
                                                              ------------
Net realized and unrealized gain on investments.............    77,048,008
                                                              ------------
Net increase in net assets resulting from operations........  $ 76,079,184
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $27,188.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20

Statement of Changes in Net Assets

                                                                 Six months
                                                                    ended          Year ended
                                                                  June 30,        December 31,
                                                                    2003*             2002
                                                              -----------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................    $   (968,824)     $  1,483,530
  Net realized loss on investments..........................      (2,520,263)      (55,362,524)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      79,568,271       (58,286,807)
                                                                ------------      ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      76,079,184      (112,165,801)
                                                                ------------      ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................              --          (591,975)
    Class B.................................................              --                --
    Class C.................................................              --                --
    Class I.................................................              --          (815,618)
  From net realized gain on investments:
    Class A.................................................              --          (358,110)
    Class B.................................................              --          (455,285)
    Class C.................................................              --          (207,585)
    Class I.................................................              --          (330,392)
                                                                ------------      ------------
      Total dividends and distributions to shareholders.....              --        (2,758,965)
                                                                ------------      ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      32,616,359       100,821,231
    Class B.................................................      21,973,461        90,029,523
    Class C.................................................       7,625,319        53,506,262
    Class I.................................................      34,824,720        58,574,236
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................              --           801,111
    Class B.................................................              --           403,046
    Class C.................................................              --           154,233
    Class I.................................................              --         1,102,772
                                                                ------------      ------------
                                                                  97,039,859       305,392,414
  Cost of shares redeemed:
    Class A.................................................     (29,249,798)      (49,191,426)
    Class B.................................................     (15,538,452)      (32,596,210)
    Class C.................................................      (8,585,747)      (17,554,911)
    Class I.................................................     (12,348,191)      (16,064,833)
                                                                ------------      ------------
      Increase in net assets derived from capital share
        transactions........................................      31,317,671       189,985,034
                                                                ------------      ------------
      Net increase in net assets............................     107,396,855        75,060,268
NET ASSETS:
Beginning of period.........................................     461,305,332       386,245,064
                                                                ------------      ------------
End of period...............................................    $568,702,187      $461,305,332
                                                                ============      ============
Accumulated net investment loss at end of period............    $ (1,158,822)     $   (189,998)
                                                                ============      ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                          Class A                             Class B
                                 ---------------------------------------------------------   ----------
                                 Six months            Year ended               June 9*      Six months
                                   ended              December 31,              through        ended
                                  June 30,    -----------------------------   December 31,    June 30,
                                   2003+        2002       2001      2000         1999         2003+
                                 ----------   --------   --------   -------   ------------   ----------
Net asset value at beginning of
 period........................   $  21.95    $  27.66   $  27.25   $ 26.22      $25.38       $  21.47
                                  --------    --------   --------   -------      ------       --------
Net investment income (loss)...      (0.01)       0.15       0.03      0.02        0.05          (0.09)
Net realized and unrealized
 gain (loss) on investments....       3.64       (5.69)      0.55      4.17        1.81           3.54
                                  --------    --------   --------   -------      ------       --------
Total from investment
 operations....................       3.63       (5.54)      0.58      4.19        1.86           3.45
                                  --------    --------   --------   -------      ------       --------
Less dividends and
 distributions:
 From net investment income....         --       (0.11)     (0.03)       --       (0.08)            --
 From net realized gain on
   investments.................         --       (0.06)     (0.14)    (3.16)      (0.94)            --
                                  --------    --------   --------   -------      ------       --------
Total dividends and
 distributions.................         --       (0.17)     (0.17)    (3.16)      (1.02)            --
                                  --------    --------   --------   -------      ------       --------
Net asset value at end of
 period........................   $  25.58    $  21.95   $  27.66   $ 27.25      $26.22       $  24.92
                                  ========    ========   ========   =======      ======       ========
Total investment return (b)....      16.54%     (20.04%)     2.11%    16.67%       7.53%         16.07%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss).....................      (0.11%)++     0.63%     0.37%     0.12%       0.46%++       (0.86%)++
   Net expenses................       1.35%++     1.33%      1.25%     1.25%       1.25%++        2.10%++
   Expenses (before
    reimbursement).............       1.46%++     1.44%      1.43%     1.44%       1.41%++        2.21%++
Portfolio turnover rate........         41%         77%        19%       40%         32%            41%
Net assets at end of period (in
 000's)........................   $147,197    $123,461   $103,402   $22,048      $8,651       $184,711

                                                   Class B
                                 --------------------------------------------
                                          Year ended               June 9*
                                         December 31,              through
                                 -----------------------------   December 31,
                                   2002       2001      2000         1999
                                 --------   --------   -------   ------------
Net asset value at beginning of
 period........................  $  27.13   $  26.92   $ 26.15     $ 25.38
                                 --------   --------   -------     -------
Net investment income (loss)...     (0.03)     (0.06)    (0.11)       0.02
Net realized and unrealized
 gain (loss) on investments....     (5.57)      0.41      4.04        1.76
                                 --------   --------   -------     -------
Total from investment
 operations....................     (5.60)      0.35      3.93        1.78
                                 --------   --------   -------     -------
Less dividends and
 distributions:
 From net investment income....        --         --        --       (0.07)
 From net realized gain on
   investments.................     (0.06)     (0.14)    (3.16)      (0.94)
                                 --------   --------   -------     -------
Total dividends and
 distributions.................     (0.06)     (0.14)    (3.16)      (1.01)
                                 --------   --------   -------     -------
Net asset value at end of
 period........................  $  21.47   $  27.13   $ 26.92     $ 26.15
                                 ========   ========   =======     =======
Total investment return (b)....    (20.63%)     1.29%    15.72%       7.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income
    (loss).....................     (0.12%)    (0.38%)   (0.63%)     (0.29%)++
   Net expenses................      2.08%      2.00%     2.00%       2.00%++
   Expenses (before
    reimbursement).............      2.19%      2.18%     2.19%       2.16%++
Portfolio turnover rate........        77%        19%       40%         32%
Net assets at end of period (in
 000's)........................  $153,581   $134,883   $40,078     $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.
**   The financial information for the year ended December 31,
     1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
     business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund
     (formerly MainStay MAP Equity Fund).
 +   Unaudited.
++   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22

                            Class C                                                     Class I**
    -------------------------------------------------------   -------------------------------------------------------------
    Six months           Year ended              June 9*      Six months                      Year ended
      ended             December 31,             through        ended                        December 31,
     June 30,    ---------------------------   December 31,    June 30,    ------------------------------------------------
      2003+       2002      2001      2000         1999         2003+        2002      2001      2000      1999      1998
    ----------   -------   -------   -------   ------------   ----------   --------   -------   -------   -------   -------
     $ 21.47     $ 27.13   $ 26.92   $ 26.15     $ 25.38       $  22.03    $  27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
     -------     -------   -------   -------     -------       --------    --------   -------   -------   -------   -------
       (0.09)      (0.03)    (0.06)    (0.11)       0.02           0.00(a)     0.19      0.07      0.12      0.11      0.33
        3.54       (5.57)     0.41      4.04        1.76           3.66       (5.69)     0.58      4.13      2.81      4.81
     -------     -------   -------   -------     -------       --------    --------   -------   -------   -------   -------
        3.45       (5.60)     0.35      3.93        1.78           3.66       (5.50)     0.65      4.25      2.92      5.14
     -------     -------   -------   -------     -------       --------    --------   -------   -------   -------   -------
          --          --        --        --       (0.07)            --       (0.16)    (0.07)    (0.03)    (0.11)    (0.33)
          --       (0.06)    (0.14)    (3.16)      (0.94)            --       (0.06)    (0.14)    (3.16)    (1.14)    (2.96)
     -------     -------   -------   -------     -------       --------    --------   -------   -------   -------   -------
          --       (0.06)    (0.14)    (3.16)      (1.01)            --       (0.22)    (0.21)    (3.19)    (1.25)    (3.29)
     -------     -------   -------   -------     -------       --------    --------   -------   -------   -------   -------
     $ 24.92     $ 21.47   $ 27.13   $ 26.92     $ 26.15       $  25.69    $  22.03   $ 27.75   $ 27.31   $ 26.25   $ 24.58
     =======     =======   =======   =======     =======       ========    ========   =======   =======   =======   =======
       16.07%     (20.63%)    1.29%    15.72%       7.23%         16.61%     (19.81%)    2.36%    16.88%    12.18%    24.23%
       (0.86%)++   (0.12%)   (0.38%)   (0.63%)     (0.29%)++       0.14%++     0.88%     0.62%     0.37%     0.39%     1.10%
        2.10%++     2.08%     2.00%     2.00%       2.00%++        1.10%++     1.08%     1.00%     1.00%     0.88%     0.70%
        2.21%++     2.19%     2.18%     2.19%       2.16%++        1.21%++     1.19%     1.18%     1.19%     0.96%     0.77%
          41%         77%       19%       40%         32%            41%         77%       19%       40%       32%       41%
     $78,629     $69,077   $51,234   $ 6,546     $ 2,478       $158,166    $115,186   $96,726   $69,434   $63,460   $60,414

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class,

Notes to Financial Statements unaudited




subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisors, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadvisors to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisors deems it to be appropriate.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

MainStay MAP Fund




Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:
    Ordinary income                                  $2,233,683
    Long-term capital gains                             525,282
                                                     ----------
                                                     $2,758,965
                                                     ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Markston International LLC and Jennison Associates LLC. Each Subadvisor will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM. Under the supervision of the Trust's Board of Trustees and the Manager, each Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.10%, 1.35%, 2.10% and 2.10% of the average daily net assets of the Class I, Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $1,805,751 and reimbursed the Fund $272,121.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

MainStay MAP Fund




DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $11,614 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $120, $188,841 and $10,617, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $864,708.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,744 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $37,301 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $7,301,686 were available to the extent provided by regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat, for federal income tax purposes, $45,998,461 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $177,928 and $193,248, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

MainStay MAP Fund




NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        SIX MONTHS ENDED                           YEAR ENDED
                                         JUNE 30, 2003*                         DECEMBER 31, 2002
                              -------------------------------------   -------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                              -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   1,406      979       333      1,470     3,907     3,567     2,098     2,358
Shares issued in
  reinvestment of dividends
  and distributions.........      --       --        --         --        36        19         7        49
                              ------     ----      ----      -----    ------    ------     -----     -----
                               1,406      979       333      1,470     3,943     3,586     2,105     2,407
Shares redeemed.............  (1,275)    (720)     (395)      (543)   (2,058)   (1,405)     (776)     (664)
                              ------     ----      ----      -----    ------    ------     -----     -----
Net increase (decrease).....     131      259       (62)       927     1,885     2,181     1,329     1,743
                              ======     ====      ====      =====    ======    ======     =====     =====

-------
* Unaudited.
30

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund


INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSMP10- 08/03
                                    NYLIM-A0                    30

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) MAP Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500(R) Index, a Strategic
                                                              Value Composite Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       13
                                                              Portfolio of Investments                        14
                                                              Financial Statements                            26
                                                              Notes to Financial Statements                   32
                                                              The MainStay(R) Funds                           42

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Strategic Value
Fund versus S&P 500(R) Index, a Strategic
Value Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -4.66%, 5 Years 0.69%, Since Inception
2.40%

                                                    [PERFORMANCE GRAPH]
                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-----------                              ------------------      ----------------      ------------------     ------------------
10/22/97                                    $   9,450                $ 10,000                $ 10,000                $ 10,000
12/97                                           9,839                  10,017                  10,106                  10,019
12/98                                           9,890                  12,879                  11,207                  10,186
12/99                                          11,234                  15,589                  12,672                  10,458
12/00                                          11,884                  14,170                  12,948                  10,811
12/01                                          11,979                  12,486                  12,505                  10,978
12/02                                          10,185                   9,726                  11,210                  11,245
6/30/03                                        11,444                  10,870                  12,717                  11,368

CLASS B SHARES Total Returns: 1 Year -4.69%, 5 Years 0.72%, Since Inception
2.50%

                                                    [PERFORMANCE GRAPH]
                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-----------                              ------------------      ----------------      ------------------     ------------------
10/22/97                                     $ 10,000                $ 10,000                $ 10,000                $ 10,000
12/97                                          10,404                  10,017                  10,106                  10,019
12/98                                          10,376                  12,879                  11,207                  10,186
12/99                                          11,688                  15,589                  12,672                  10,458
12/00                                          12,280                  14,170                  12,948                  10,811
12/01                                          12,272                  12,486                  12,505                  10,978
12/02                                          10,360                   9,726                  11,210                  11,245
6/30/03                                        11,506                  10,870                  12,717                  11,368

CLASS C SHARES Total Returns: 1 Year -0.88%, 5 Years 1.05%, Since Inception
2.64%

                                                    [PERFORMANCE GRAPH]
                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-----------                              ------------------      ----------------      ------------------     ------------------
10/22/97                                     $ 10,000                $ 10,000                $ 10,000                $ 10,000
12/97                                          10,404                  10,017                  10,106                  10,019
12/98                                          10,376                  12,879                  11,207                  10,186
12/99                                          11,688                  15,589                  12,672                  10,458
12/00                                          12,280                  14,170                  12,948                  10,811
12/01                                          12,272                  12,486                  12,505                  10,978
12/02                                          10,360                   9,726                  11,210                  11,245
6/30/03                                        11,598                  10,870                  12,717                  11,368

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 80%/20%/20%, respectively. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity market rallied briefly in the opening weeks of 2003. From mid-January through early March, however, stock prices fell as investors contended with a sluggish economy, rising oil prices, shifting homeland-security alerts, and ongoing preparations for a war in Iraq.

As coalition troops gathered in Kuwait in mid-March, the stock market began to recover. In the second quarter of 2003, consumer confidence improved sharply and stock prices rose through mid-June, tapering off slightly in the last two weeks of the reporting period. On June 25, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.00%.

Although business and economic news was mixed, the market largely ignored the negatives and chose to focus on prospects for an economic rebound. Low interest rates and high liquidity measures appeared to fuel the stock market rally, along with hopes that corporate spending and earnings would improve. The result was a strong second quarter for U.S. equities and double-digit total returns for the first half of 2003.

The high-yield market, which rallied in the fourth quarter of 2002, continued to advance during the first half of 2003. High-yield bonds, including developed- and emerging-market securities, provided solid positive returns in the first quarter of 2003 to qualify as the best-performing broad asset class for that period. The performance of high-yield bonds improved considerably in the second quarter, but certain other asset classes fared even better. As a measure of market receptivity, nearly twelve billion dollars flowed into the high-yield market in the second quarter alone.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Strategic Value Fund returned 12.36% for Class A shares and 11.95% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 8.81% return of the average Lipper(1) flexible portfolio fund for the same period. All share classes also outperformed the 11.76% return of the S&P 500(R) Index(2) but underperformed the 13.45% return of the Fund's Strategic Value Composite Index(3) for the six months ended June 30, 2003.

As of June 30, 2003, MainStay Strategic Value Fund Class C shares were rated four stars overall out of 609 moderate allocation funds by Morningstar.(4) Class C shares were rated four stars out of 609 moderate allocation funds for the three-year period then ended.

-------
1. See footnote and table on page 13 for more information about Lipper Inc.
2. See footnote on page 5 for more information about the S&P 500 Index.
3. See footnote on page 5 for more information about the Fund's Strategic Value Composite Index.
4. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                    [BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/97                                                                             4.11
12/98                                                                             0.52
12/99                                                                            13.59
12/00                                                                             5.78
12/01                                                                             0.81
12/02                                                                           -14.98
6/03                                                                             12.36

CLASS B AND CLASS C SHARES
                                    [BAR GRAPH]


PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64
12/00                                                                             5.07
12/01                                                                            -0.07
12/02                                                                           -15.58
6/03                                                                             11.95

EQUITIES

In the equity portion of the Fund's portfolio, shares of Navistar International returned 34% during the first half of 2003 on anticipation of a recovery in the heavy-truck industry after three years of depressed prices.(5)

Shares of generic-drug maker Barr Laboratories rose 51% and Watson Pharma-ceuticals rose 43% over the reporting period. Both companies benefited from earnings improvements related to FDA approvals for generic and branded drugs--and from congressional developments that may help speed generic-drug approvals.

Shares of Federated Department Stores, owner of Macy's, rose 28% in the first half of 2003, on anticipation of improved consumer spending and a stronger

-------
5. Percentages reflect the price performance of stocks mentioned for the six months ended June 30, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

economy. Market optimism was reinforced when consumer confidence continued to advance after the conclusion of major combat operations in Iraq.

Investment bank Goldman Sachs shares rose 23% in the first half of 2003, when trading profits and bond-related income pushed earnings higher than analysts expected.

Stocks that detracted from the equity portion of the Fund's portfolio included paper company Smurfit-Stone Container. Prices for containerboard and other grades of paper failed to improve as we had hoped, and the company's share price dropped 15% in the first half of 2003. Since we believe that our reasons for making this investment may play out later this year, the Fund continues to hold shares of Smurfit-Stone Container.

Shares of Kraft Foods also dropped 15% during the first half of the year. The bakery and beverage company guided 2003 earnings lower than we had anticipated and the shares lagged the overall market. Since we see value at the midyear prices, however, the Fund continues to hold the shares.

Shares of Apple Computer detracted from the Fund's equity performance during the first half of 2003. The stock fell 8% from the beginning of the year until we sold the Fund's position in mid-April. We were concerned about published reports that the computer maker was interested in buying a large music company. Apple Computer would not refute the reports, and we saw considerable downside risk in a large acquisition outside the company's area of core competence. Unfortunately, no deal was announced, and shares of Apple Computer have risen since the Fund sold its position.

Long-distance carrier AT&T also detracted from the Fund's equity returns, when the shares fell 25%. AT&T's earnings and cash flow fell below expectations and were guided lower for the remainder of the year.

Shares of oil refiner Premcor dropped 3% in the first half of 2003. Although refining margins and inventories were not as bullish as we had hoped, they are improving and we hope the trends will be reflected in the share price in the second half of the year.

CONVERTIBLE BONDS

The strong advance of high-yield bonds was reflected in the convertible marketplace, as below-investment-grade securities outperformed investment-grade issues. Our careful assessment of risk and reward potential, however, led us to avoid more-speculative issues in the convertible portion of the Fund's portfolio.

Generic-drug maker Teva Pharmaceuticals contributed positively to the Fund's performance during the first six months of 2003. The company benefited from strong earnings, positive stock-price activity, FDA approvals, and a growing trend toward the use of generic drugs.

Amid SARS and geopolitical concerns, airline and travel stocks were depressed, but poised to advance on positive signals from the economy. The convertible portion of the Fund's portfolio saw positive performance from Cendant, which has wide exposure to the travel industry through interest in travel agencies, hotels, and rental-car businesses.

Tenet Healthcare was one of the poorest-performing securities in the convertible portion of the Fund's portfolio during the first half of 2003, and the position was eliminated from the portfolio at the end of June. In late October 2002, the FBI announced that it was investigating Tenet for potential abuse of the Medicare system. The price of Tenet Healthcare shares dropped almost 10% on the day of this announcement, fell 42% during October, and ended 2002 with a 67% decline. The situation didn't improve in the first half of 2003, and we sold the position.

Smurfit-Stone Container suffered during the first half of the year, when the paper & forest products industry underperformed. Many companies in this industry have reduced excess capacity and have avoided overproduction to maintain low inventories. We see strong potential in these companies, since security prices may advance quickly if earnings rise when the economy improves.

HIGH-YIELD BONDS

After showing weakness in the first quarter of 2003, the airline industry revived in the second quarter as summer bookings began to grow. The Fund's holdings in Delta Airlines and Northwest Airlines were both among the top performers in the high-yield portion of the Fund's portfolio for the first half of 2003.

The Fund had several high-yield holdings of information technology companies that have benefited from balance-sheet improvements and cost cutting. Avaya, Juniper Networks, Lucent Technology, and Nortel Networks were among the top performers in the first quarter. While revenues for communications-equipment makers are not growing, the market is reacting positively to the balance-sheet and cash-flow restructurings that these companies have reported. Xerox showed revenue gains as well as an increase in margins. The company's strong fourth-quarter results gave the Fund's holdings a boost in the first quarter of 2003. Other information technology holdings in the high-yield portion of the Fund's portfolio included Ciena and LSI Logic.

For the first six months of 2003, the Fund's top-performing high-yield security in the diversified telecommunication services industry was Nextel International, which recently completed a reorganization. Sprint PCS Wireless affiliates led performance in the wireless telecommunication services industry. The Fund also held Alamosa, Air Gate, Colt Telecom, and US Unwired. The Fund's diversified telecommunication services investments included Qwest and Call Net Enterprises. In the second quarter, investors overcame concerns regarding Qwest's lack of a wireless affiliate and audited financials. Many were encouraged by the company's debt reduction through asset sales (Dex Directory) and a debt exchange, and by the monopoly value of an underlying Regional Bell Operating Company (the former US West).

AES Corporation was also a top performer in the high-yield portion of the Fund's portfolio during the first half of the year. The utility company recently announced several asset sales and is using the proceeds to reduce leverage by repaying a portion of its obligations. The high-yield portion of the Fund's portfolio also initiated positions in some gas-pipeline companies during the first half of the year. The pace of utility-industry performance slowed after the first quarter, but the industry continued to surpass the Credit Suisse First Boston Convertible Securities Index.(6) Utilities are currently the largest industry in the Index and the high-yield portion of the Fund's portfolio is market weighted. Holdings in the high-yield portion of the Fund's portfolio include AES, Calpine, Tennessee Gas Pipeline, and Mirant.

Health care companies provided lackluster performance in the first quarter and moved in line with the market for the remainder of the reporting period. We have reduced exposure to this sector in the high-yield portion of the Fund's portfolio. Health care holdings included dj Orthopedics, Medaphis, and Vertex Pharmaceuticals. HealthSouth was a low point in the first quarter as the company faced a suit by the SEC for overstating profits. The CEO and a number of executives were also under investigation. This was the first major company to be sued following the passage of the Sarbanes-Oxley Act, which required executives to certify their financial reports beginning in August of 2002. We sold the Fund's high-yield position in the company.

Cable companies were strong performers in the second quarter of 2003. Companies sold off significantly in 2002, and valuations sank dramatically amid woes at Adelphia and Charter and negative perceptions about the industry's ability to generate free cash flow. The asset value of cable systems, the expected free cash flow, and the resulting credit improvement brought investors back to the industry in the second quarter. The Fund's high-yield cable holdings included Adelphia, FrontierVision, Time Warner Entertainment, Comcast, and British Sky Broadcasting, all of which were positive performers for the last three months of the reporting period.

The Fund's poorest-performing high-yield securities in the first half of the year included steel companies Algoma Steel and AK Steel. The performance of recently restructured Marconi Corporation, a European communications-equipment provider, was also a disappointment. Holdings in Xerox also detracted


-------
6. See footnote 2 on page 5 for more information on the Credit Suisse First Boston Convertible Securities Index.

from performance in the high-yield portion of the Fund's portfolio during the second quarter.

LOOKING AHEAD

In our opinion, the tone of the market has changed dramatically in the last three months. It now appears that investors prefer to focus on the potential positives rather than the abundant negatives. With interest rates at multidecade lows, a rebound in economic activity remains a possibility, but negative employment trends and sluggish advances in gross domestic product may continue to frustrate such a comeback.

In the equity portion of the Fund's portfolio, we will continue to use our disciplined investment approach to pursue potential opportunities as they may arise among quality companies with value-enhancing attributes. We continue to find stock opportunities in the industrials and materials sectors, which may benefit if the economy improves. Since we see little support for a surge in consumer spending, we are underweighted consumer discretionary and consumer lending stocks until the outlook changes. Commercial lending also faces low margins and low investment yields, so as of midyear, we were underweighting stocks of commercial banks.

We continue to look for convertibles that have favorable risk/reward profiles. We seek opportunities to participate in upside potential if the economy improves, with sufficient strength to offer a measure of downside protection if a turnaround takes longer than anticipated.

While the market waits for improvements in corporate earnings, lower default rates may help support a continuation of the high-yield rally we've seen in the first half of 2003. We continue to view the overall yield level of the high-yield market as attractive relative to the 10-year U.S. Treasury-bond yield, which was 3.54% at the end of the reporting period.(7)

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, high-yield, and convertible securities.

Donald E. Morgan
Mark T. Spellman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and

-------
7. Yields on actively traded issues adjusted to constant maturities. Source:
   U.S. Treasury.

changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   THROUGH 6/30/03
Class A                   0.89%    1.83%         3.42%
Class B                   0.21%    1.05%         2.64%
Class C                   0.10%    1.05%         2.64%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                            SINCE INCEPTION
                         1 YEAR   5 YEARS   THROUGH 6/30/03
Class A                  -4.66%    0.69%         2.40%
Class B                  -4.69%    0.72%         2.50%
Class C                  -0.88%    1.05%         2.64%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                   SINCE INCEPTION
                           1 YEAR      5 YEARS     THROUGH 6/30/03
Class A                  185 out of    48 out of        47 out of
                         290 funds    165 funds        145 funds
Class B                  208 out of    73 out of        67 out of
                         290 funds    165 funds        145 funds
Class C                  215 out of       n/a           39 out of
                         290 funds                     169 funds
Average Lipper
flexible portfolio fund    1.96%        0.65%          2.47%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $9.26       $0.1249      $0.0000
    Class B     $9.25       $0.0920      $0.0000
    Class C     $9.25       $0.0920      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 10/22/97 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 6/30/03.

MainStay Strategic Value Fund


                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
ASSET-BACKED SECURITIES (0.6%)+

AIRPLANE LEASES (0.0%)(B)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15..............  $ 35,241       $    19,006
                                                 -----------
ELECTRIC UTILITIES (0.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............   128,000           136,000
                                                 -----------

MEDIA (0.0%)(B)
United Artists Theatres Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)..........    14,400            13,536
                                                 -----------
MULTILINE RETAIL (0.0%)(B)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (e)(f).......    36,357            14,543
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........    63,000            57,015
                                                 -----------
Total Asset-Backed Securities
 (Cost $244,797)................                     240,100
                                                 -----------
CONVERTIBLE SECURITIES (13.4%)
CONVERTIBLE BONDS (9.3%)

BIOTECHNOLOGY (0.1%)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07.............    45,000            37,856
                                                 -----------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant Corp.
 (zero coupon), due 2/13/21.....    67,000            45,979
Quebecor World, Inc.
 6.00%, due 10/1/07.............    56,000            57,610
                                                 -----------
                                                     103,589
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
COMMUNICATIONS EQUIPMENT (0.6%)
Brocade Communications Systems,
 Inc.
 2.00%, due 1/1/07..............    20,000         $  16,550
CIENA Corp.
 3.75%, due 2/1/08..............  $ 42,000            35,070
Juniper Networks, Inc.
 4.75%, due 3/15/07.............    55,000            52,181
Nortel Networks Corp.
 4.25%, due 9/1/08..............   100,000            84,750
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c).........    40,000            32,000
                                                 -----------
                                                     220,551
                                                 -----------
DIVERSIFIED FINANCIALS (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05.............    45,000            41,344
                                                 -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06 (e)(f).....   177,810            25,782
KPNQwest N.V.
 10.00%, due 3/15/12............  E  8,000                23
PTEK Holdings, Inc.
 5.75%, due 7/1/04..............  $ 30,000            28,950
                                                 -----------
                                                      54,755
                                                 -----------
ENERGY EQUIPMENT & SERVICES (1.0%)
BJ Services Co.
 0.3954%, due 4/24/22...........   315,000           260,662
Pride International, Inc.
 2.50%, due 3/1/07..............    75,000            96,000
                                                 -----------
                                                     356,662
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
ALZA Corp.
 (zero coupon), due 7/28/20.....    30,000            21,525
Wilson Greatbatch Technologies,
 Inc.
 2.25%, due 6/15/13 (c).........    45,000            51,975
                                                 -----------
                                                      73,500
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Province Healthcare Co.
 4.25%, due 10/10/08............    55,000            50,256
Quest Diagnostics, Inc.
 1.75%, due 11/30/21............    75,000            77,438
                                                 -----------
                                                     127,694
                                                 -----------
INDUSTRIAL CONGLOMERATES (0.4%)
Tyco International Group S.A.
 2.75%, due 1/15/18 (c).........   135,000           146,137
                                                 -----------

INSURANCE (1.4%)
American International Group,
 Inc.
 0.50%, due 5/15/07.............   250,000           235,625

-------
+ Percentage indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited


                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

INSURANCE (CONTINUED)
XL Capital Ltd.
 (zero coupon), due 5/23/21.....  $450,000       $   286,875
                                                 -----------
                                                     522,500
                                                 -----------
INTERNET SOFTWARE & SERVICES (0.2%)
CNET Networks, Inc.
 5.00%, due 3/1/06..............    70,000            66,413
                                                 -----------

MACHINERY (0.0%)(B)
Lehman Brothers Holdings, Inc.
 Series CAT
 0.25%, due 5/13/10.............    15,000            15,338
                                                 -----------

MEDIA (1.5%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (e)..........   160,000            30,800
 6.00%, due 2/15/06 (e).........    70,000            13,475
Getty Images, Inc.
 5.00%, due 3/15/07.............   186,000           192,510
Mediacom Communications Corp.
 5.25%, due 7/1/06..............    48,000            45,600
News America, Inc.
 (zero coupon), due 2/28/21
 (g)............................   373,000           206,549
Regal Entertainment Group
 3.75%, due 5/15/08 (c).........    45,000            48,544
                                                 -----------
                                                     537,478
                                                 -----------
PAPER & FOREST PRODUCTS (0.7%)
International Paper Co.
 (zero coupon), due 6/20/21.....   500,000           268,125
                                                 -----------

PHARMACEUTICALS (0.5%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08.............    45,000            44,775
Teva Pharmaceutical Finance N.V.
 0.75%, due 8/15/21.............   105,000           144,637
                                                 -----------
                                                     189,412
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
Atmel Corp.
 (zero coupon), due 5/23/21.....    90,000            34,313
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08.............    90,000            87,187
Infineon Technologies AG
 Series IFX
 4.25%, due 2/6/07..............  E 50,000            49,881
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06............  $ 35,000            27,956
LSI Logic Corp.
 4.00%, due 11/1/06.............   130,000           121,550

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
PMC-Sierra, Inc.
 3.75%, due 8/15/06.............  $ 25,000       $    23,438
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............    30,000            28,013
                                                 -----------
                                                     372,338
                                                 -----------
SOFTWARE (0.2%)
VERITAS Software Corp.
 1.856%, due 8/13/06............    95,000            85,144
                                                 -----------

SPECIALTY RETAIL (0.1%)
Gap, Inc. (The)
 5.75%, due 3/15/09.............    25,000            33,719
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
COLT Telecom Group PLC
 2.00%, due 12/16/06 (c)........  E 40,000            36,288
 2.00%, due 4/3/07 (c)..........    78,000            69,866
Millicom International Cellular
 S.A.
 2.00%, due 6/1/06 (d)(h)(i)....  $ 11,000            27,376
                                                 -----------
                                                     133,530
                                                 -----------
Total Convertible Bonds
 (Cost $3,403,653)..............                   3,386,085
                                                 -----------
                                   SHARES
                                  ---------
CONVERTIBLE PREFERRED STOCKS (4.1%)

AEROSPACE & DEFENSE (0.4%)
Northrop Grumman Corp.
 7.25% (j)......................     1,600           162,800
                                                 -----------

BANKS (0.3%)
Washington Mutual, Inc.
 5.375% (k).....................     1,900           111,625
                                                 -----------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant Corp.
 7.75%..........................     2,200            99,528
                                                 -----------

DIVERSIFIED FINANCIALS (0.3%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50% Class A (d)(h)(i)(l).....     4,229                42
State Street Corp.
 6.75%..........................       500           103,530
                                                 -----------
                                                     103,572
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(b)
NEON Communications, Inc.
 12.00% (d)(h)(i)(l)............       438             4,927
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                   SHARES           VALUE
                                  --------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
ELECTRIC UTILITIES (0.3%)
PPL Capital Funding Trust I
 7.75% (m)......................     4,500       $    94,500
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.0%)(b)
El Paso Energy Capital Trust I
 4.75%..........................        14               405
                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Anthem, Inc.
 6.00%..........................     1,000            93,580
                                                 -----------

INSURANCE (1.0%)
Hartford Financial Services
 Group, Inc. (The)
 7.00%..........................     3,100           169,384
Prudential Financial, Inc.
 6.75%..........................     3,400           190,230
                                                 -----------
                                                     359,614
                                                 -----------
MACHINERY (0.3%)
Cummins Capital Trust I
 7.00%..........................     1,900           101,175
                                                 -----------

MEDIA (0.5%)
Comcast Corp.
 2.00% (n)......................     2,700            95,175
Tribune Co.
 2.00% (o)......................     1,100            92,400
                                                 -----------
                                                     187,575
                                                 -----------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Capital
 Trust
 5.25%..........................     3,800           187,150
                                                 -----------
Total Convertible Preferred
 Stocks
 (Cost $1,486,498)..............                   1,506,451
                                                 -----------
Total Convertible Securities
 (Cost $4,890,151)..............                   4,892,536
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
CORPORATE BONDS (17.3%)
AEROSPACE & DEFENSE (0.3%)
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11.............  $ 50,000            39,250

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
AEROSPACE & DEFENSE (CONTINUED)
Sequa Corp.
 Series B
 8.875%, due 4/1/08.............  $ 40,000       $    41,800
 8.875%, due 4/1/08 (c).........    10,000            10,450
                                                 -----------
                                                      91,500
                                                 -----------
AIRLINES (0.7%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 4/1/11.............    45,000            31,442
Delta Air Lines, Inc.
 6.65%, due 3/15/04.............    30,000            28,650
 8.30%, due 12/15/29............   134,000            94,470
 10.375%, due 12/15/22..........    20,000            14,700
Northwest Airlines, Inc.
 8.375%, due 3/15/04............    10,000             9,350
 8.52%, due 4/7/04..............    40,000            37,400
 9.875%, due 3/15/07............    40,000            31,600
                                                 -----------
                                                     247,612
                                                 -----------
AUTO COMPONENTS (0.3%)
Dana Corp.
 7.00%, due 3/1/29..............    25,000            21,781
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............    86,000            70,627
                                                 -----------
                                                      92,408
                                                 -----------
AUTOMOBILES (0.1%)
General Motors Corp.
 8.375%, due 7/15/33............    50,000            49,109
                                                 -----------

BUILDING PRODUCTS (0.1%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c)........    35,000            34,650
                                                 -----------

CHEMICALS (0.7%)
Equistar Chemicals, L.P.
 10.625%, due 5/1/11 (c)........    30,000            30,750
FMC Corp.
 10.25%, due 11/1/09............    45,000            50,625
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (e)........    26,000             7,800
Millennium America, Inc.
 7.625%, due 11/15/26...........    34,000            31,620
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........    47,000            44,885
Terra Capital, Inc.
 12.875%, due 10/15/08..........    73,000            77,745
                                                 -----------
                                                     243,425
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07.............    38,000            38,475
American Color Graphics, Inc.
 12.75%, due 8/1/05.............    62,000            62,155

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)

COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............  $ 50,000       $    41,000
                                                 -----------
                                                     141,630
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.5%)
Avaya, Inc.
 11.125%, due 4/1/09............    75,000            82,125
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............   119,000            81,515
 7.25%, due 7/15/06.............    29,000            27,477
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (e)........    75,000             7,125
                                                 -----------
                                                     198,242
                                                 -----------
CONSTRUCTION & ENGINEERING (0.2%)
URS Corp.
 11.50%, due 9/15/09............    60,000            63,900
                                                 -----------

CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass Container,
 Inc.
 8.25%, due 5/15/13 (c).........    15,000            15,675
Owens-Illinois, Inc.
 7.15%, due 5/15/05.............     1,000             1,025
 7.80%, due 5/15/18.............    63,000            59,535
                                                 -----------
                                                      76,235
                                                 -----------
DIVERSIFIED FINANCIALS (0.9%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............    49,929            53,174
Cedar Brakes II LLC
 9.875%, due 9/1/13.............   124,475           123,541
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09............    83,000            36,105
Interline Brands, Inc.
 11.50%, due 5/15/11 (c)........    40,000            42,200
IPC Acquisition Corp.
 11.50%, due 12/15/09...........    60,000            63,600
                                                 -----------
                                                     318,620
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Qwest Capital Funding, Inc.
 7.75%, due 2/15/31.............    30,000            23,400
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08.............    50,000            46,250
Qwest Corp.
 8.875%, due 3/15/12 (c)........   105,000           117,337
Qwest Services Corp.
 13.00%, due 12/15/07 (c).......    30,000            32,850
 13.50%, due 12/15/10 (c).......    83,000            93,790
 14.00%, due 12/15/14 (c).......    15,000            17,400

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
U.S. West Communications, Inc.
 7.25%, due 9/15/25.............  $ 15,000       $    14,100
 8.875%, due 6/1/31.............    30,000            31,500
                                                 -----------
                                                     376,627
                                                 -----------
ELECTRICAL EQUIPMENT (0.1%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09..........    55,000            49,500
                                                 -----------

ENERGY EQUIPMENT & SERVICES (0.2%)
El Paso Production Holding Co.
 7.75%, due 6/1/13 (c)..........    50,000            49,875
Halliburton Co.
 8.75%, due 2/15/21.............    10,000            11,949
                                                 -----------
                                                      61,824
                                                 -----------
FOOD PRODUCTS (0.4%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09............    35,000            37,975
Dole Food Co., Inc.
 7.875%, due 7/15/13............     5,000             5,363
Swift & Co.
 10.125%, due 10/1/09 (c).......    45,000            46,800
 12.50%, due 1/1/10 (c).........    45,000            46,350
                                                 -----------
                                                     136,488
                                                 -----------
GAS UTILITIES (0.3%)
El Paso Energy Partners, L.P.
 6.95%, due 12/15/07............    50,000            46,750
 Series B
 8.50%, due 6/1/11..............    25,000            26,750
Southern Natural Gas Co.
 7.35%, due 2/15/31.............    45,000            45,787
                                                 -----------
                                                     119,287
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
ALARIS Medical Systems, Inc.
 7.25%, due 7/1/11..............    15,000            15,188
 9.75%, due 12/1/06.............    45,000            46,575
dj Orthopedics LLC
 12.625%, due 6/15/09...........    26,000            28,080
                                                 -----------
                                                      89,843
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmeriPath, Inc.
 10.50%, due 4/1/13 (c).........    40,000            42,900
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............   104,000            98,474
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (e)........    56,000            47,600
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(i).........................    66,000            34,980
Manor Care, Inc.
 8.00%, due 3/1/08..............    37,000            41,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............  $ 79,000       $    80,580
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............    31,000            31,775
                                                 -----------
                                                     377,934
                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.2%)
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(h)(i)(l)...................   150,683            84,382
Jacobs Entertainment Co.
 11.875%, due 2/1/09............    25,000            26,594
Six Flags, Inc.
 9.75%, due 4/15/13 (c).........    50,000            49,500
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15...........   151,000           156,096
Vail Resorts, Inc.
 8.75%, due 5/15/09.............    47,000            49,115
Venetian Casino Resort LLC
 11.00%, due 6/15/10............    45,000            50,738
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09..........    35,000            35,219
                                                 -----------
                                                     451,644
                                                 -----------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09.............    45,000            36,000
                                                 -----------

INSURANCE (0.2%)
Crum & Forster
 10.375%, due 6/15/13 (c).......    50,000            50,625
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (c)(e)......     5,000               550
 9.15%, due 7/1/26 (c)(e).......   155,000            17,050
                                                 -----------
                                                      68,225
                                                 -----------
INTERNET & CATALOG RETAIL (0.1%)
Jafra Cosmetics International,
 Inc.
 10.75%, due 5/15/11 (c)........    40,000            41,800
                                                 -----------

INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08 (c)(d)(p)...    23,621            17,716
                                                 -----------

IT CONSULTING & SERVICES (0.1%)
Unisys Corp.
 6.875%, due 3/15/10............    50,000            52,000
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Phoenix Color Corp.
 10.375%, due 2/1/09............  $ 65,000       $    61,750
                                                 -----------

MEDIA (2.0%)
Adelphia Communications Corp.
 9.375%, due 11/15/09 (e).......    20,000            12,800
 10.25%, due 11/1/06 (e)........    60,000            36,600
 10.25%, due 6/15/11 (e)........    75,000            48,000
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c)........    15,000            14,925
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08............    25,000            28,152
 8.125%, due 5/1/04.............     5,000             5,247
Continental Cablevision, Inc.
 8.875%, due 9/15/05............    25,000            28,347
 9.50%, due 8/1/13..............    20,000            23,021
Dex Media East LLC
 12.125%, due 11/15/12..........    25,000            29,563
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).......   120,000           119,400
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(q)......................        18            11,723
Hollinger Participation Trust
 12.125%, due 11/15/10 (c)(h)...    33,000            37,042
Houghton Mifflin Co.
 8.25%, due 2/1/11 (c)..........    25,000            26,375
Jones Intercable, Inc.
 8.875%, due 4/1/07.............    45,000            47,540
Key3Media Group, Inc.
 11.25%, due 6/15/11 (e)........    31,000               310
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06......   150,000           125,250
Radio Unica Corp.
 11.75%, due 8/1/06 (e).........    76,000            51,110
Vertis, Inc.
 9.75%, due 4/1/09 (c)..........    40,000            41,600
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09............    36,036            18,018
                                                 -----------
                                                     705,023
                                                 -----------
METALS & MINING (0.7%)
AK Steel Holding Corp.
 7.75%, due 6/15/12.............    40,000            33,200
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............    34,000            34,170
Neenah Corp.
 Series D
 11.125%, due 5/1/07 (e)........    55,000            26,125
 Series F
 11.125%, due 5/1/07 (e)........    25,000            11,875
Ormet Corp.
 11.00%, due 8/15/08 (c)(e).....    45,000            15,300

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)

METALS & MINING (CONTINUED)
UCAR Finance, Inc.
 10.25%, due 2/15/12............  $ 55,000       $    53,900
United States Steel LLC
 9.75%, due 5/15/10.............    10,000            10,150
 10.75%, due 8/1/08.............    50,000            52,500
                                                 -----------
                                                     237,220
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The)
 9.00%, due 5/15/15 (c).........    35,000            36,575
Calpine Corp.
 7.75%, due 4/15/09.............    25,000            18,500
 8.25%, due 8/15/05.............     5,000             4,650
 8.75%, due 7/15/07.............    15,000            12,263
Mirant Americas Generation LLC
 8.50%, due 10/1/21.............    40,000            23,000
 9.125%, due 5/1/31.............    65,000            37,375
Northwest Pipeline Corp.
 7.125%, due 12/1/25............    55,000            54,175
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (e).......   118,000            63,720
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11.............    36,547            39,288
Southern California Edison Co.
 8.00%, due 2/15/07 (c).........    45,000            49,331
Westar Energy, Inc.
 6.25%, due 8/15/18.............    41,000            41,154
                                                 -----------
                                                     380,031
                                                 -----------
OFFICE ELECTRONICS (0.2%)
Xerox Corp.
 5.25%, due 12/15/03............    10,000            10,025
 5.50%, due 11/15/03............    20,000            20,100
 9.75%, due 1/15/09 (c).........    25,000            28,125
                                                 -----------
                                                      58,250
                                                 -----------
OIL & GAS (1.3%)
ANR Pipeline, Inc.
 9.625%, due 11/1/21............    70,000            82,600
Comstock Resources, Inc.
 11.25%, due 5/1/07.............    40,000            43,600
Continental Resources, Inc.
 10.25%, due 8/1/08.............    65,000            65,325
Energy Corporation of America
 Series A
 9.50%, due 5/15/07.............    82,000            57,400
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......    21,000            11,445
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27.............    20,000            20,250

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
OIL & GAS (CONTINUED)
Tennessee Gas Pipeline Co. (Continued)
 7.00%, due 10/15/28............  $ 25,000       $    23,781
 7.625%, due 4/1/37.............    25,000            25,313
 8.375%, due 6/15/32............    10,000            10,875
Transcontinental Gas PipeLine
 Corp.
 Series B
 7.00%, due 8/15/11.............    30,000            30,750
 7.25%, due 12/1/26.............    50,000            49,250
Vintage Petroleum, Inc.
 8.25%, due 5/1/12..............    60,000            66,000
                                                 -----------
                                                     486,589
                                                 -----------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.
 8.875%, due 2/1/10 (c).........    40,000            43,400
 9.375%, due 2/1/13 (c).........    20,000            22,050
 9.50%, due 5/15/22.............    60,000            59,100
 9.625%, due 3/15/22............    50,000            49,500
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............    60,000            57,900
                                                 -----------
                                                     231,950
                                                 -----------
PERSONAL PRODUCTS (0.1%)
Herbalife International, Inc.
 11.75%, due 7/15/10............    35,000            39,637
                                                 -----------

PHARMACEUTICALS (0.2%)
MedPartners, Inc.
 7.375%, due 10/1/06............    79,000            84,332
                                                 -----------

REAL ESTATE (0.6%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11............    66,000            70,785
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c).........    40,000            42,050
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............    68,000            69,360
Omega Healthcare Investors, Inc.
 6.95%, due 8/1/07..............    55,000            49,500
                                                 -----------
                                                     231,695
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08............    30,000            30,300
                                                 -----------

SOFTWARE (0.1%)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(p)......    40,000            34,800
                                                 -----------

SPECIALTY RETAIL (0.1%)
Rent-Way, Inc.
 11.875%, due 6/15/10 (c).......    40,000            41,200
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)

TOBACCO (0.1%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c).........  $ 35,000       $    36,225
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11.............    31,000            25,420
Alamosa Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05.....    74,000            42,920
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(l)(r)...................        80             3,212
Loral CyberStar, Inc.
 10.00%, due 7/15/06............    53,000            25,970
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (d)(e)(f)(l)...................    26,000                 3
PageMart Wireless, Inc.
 11.25%, due 2/1/08
 (d)(e)(f)(l)...................    75,000                 8
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09.............    70,000            69,300
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....    62,000            25,420
                                                 -----------
                                                     192,253
                                                 -----------
Total Corporate Bonds
 (Cost $6,269,955)..............                   6,287,474
                                                 -----------
FOREIGN BONDS (2.7%)

CHEMICALS (0.2%)
Acetex Corp.
 10.875%, due 8/1/09............    55,000            61,119
                                                 -----------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06......   107,000            88,810
 11.125%, due 7/15/11...........    19,000            21,755
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04............    20,000            20,100
                                                 -----------
                                                     130,665
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.0%)(b)
Marconi Corp. PLC
 8.00%, due 4/30/08.............    10,253             9,253
 10.00%, due 10/31/08...........     6,961             7,048
                                                 -----------
                                                      16,301
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CONTAINERS & PACKAGING (0.3%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11 (c)..........  $ 70,000       $    75,600
 10.875%, due 3/1/13 (c)........    45,000            49,050
                                                 -----------
                                                     124,650
                                                 -----------
DIVERSIFIED FINANCIALS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07
 (c)(d)(e)(h)...................    74,279            25,998
                                                 -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Nextel International, Inc.
 (zero coupon), due 11/1/09
 (d)(s).........................    46,290            42,703
                                                 -----------

ELECTRIC UTILITIES (0.1%)
AES Drax Holdings, Ltd.
 Series B
 10.41%, due 12/31/20 (e)(t)....    45,000            29,025
                                                 -----------

FOOD PRODUCTS (0.2%)
Burns Philp Capital Property
 Ltd.
 9.50%, due 11/15/10 (c)........    15,000            15,750
 10.75%, due 2/15/11 (c)........    60,000            62,400
                                                 -----------
                                                      78,150
                                                 -----------
MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(e)......................    89,000            28,480
                                                 -----------

MEDIA (0.4%)
EMI Group PLC
 8.25%, due 5/20/08.............  L 20,000            34,290
Hollinger, Inc.
 11.875%, due 3/1/11 (c)........  $ 45,000            49,950
United Pan-Europe Communications
 N.V.
 Series B
 (zero coupon), due 11/1/09.....   175,000            24,937
 13.375%, beginning 11/1/04 (e)
 (zero coupon), due 2/1/10......    80,000            11,000
 13.75%, beginning 2/1/05 (e)
Vivendi Universal S.A.
 9.25%, due 4/15/10 (c).........    30,000            34,125
                                                 -----------
                                                     154,302
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............   100,000            78,000
                                                 -----------

OIL & GAS (0.1%)
Baytex Energy Ltd.
 10.50%, due 2/15/11............    35,000            42,875
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
FOREIGN BONDS (CONTINUED)

ROAD & RAIL (0.2%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12............  $ 50,000       $    54,000
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Millicom International Cellular
 S.A.
 11.00%, due 6/1/06 (c).........   100,000            99,000
                                                 -----------
Total Foreign Bonds
 (Cost $1,037,130)..............                     965,268
                                                 -----------
LOAN ASSIGNMENTS (0.1%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(B)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (d)(e)(i)(l)(u)................    34,993                 3
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (d)(e)(i)(l)(u)................    25,007                 3
                                                 -----------
                                                           6
                                                 -----------
MACHINERY (0.1%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08 (d)(i)(u)...    25,409            25,027
                                                 -----------
Total Loan Assignments
 (Cost $48,953).................                      25,033
                                                 -----------
MORTGAGE-BACKED SECURITIES (0.1%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15............    50,000            22,000
 Series 1994-K1 Class A3
 8.55%, due 8/15/19.............    10,000             4,700
                                                 -----------
Total Mortgage-Backed Securities
 (Cost $32,874).................                      26,700
                                                 -----------
MUNICIPAL BONDS (0.1%)

NEW JERSEY (0.1%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37..............     5,000             4,118
 6.125%, due 6/1/42.............    10,000             8,292
 6.25%, due 6/1/43..............    35,000            29,549
                                                 -----------
                                                      41,959
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
RHODE ISLAND (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42..............  $ 10,000       $     8,395
                                                 -----------
Total Municipal Bonds
 (Cost $47,885).................                      50,354
                                                 -----------
YANKEE BONDS (0.9%)(X)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08..........    31,978            26,542
                                                 -----------

ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (e)........    35,000            21,875
 7.125%, due 3/30/28 (e)........    60,000            37,500
 7.50%, due 3/31/07 (e).........     5,000             3,125
 8.15%, due 7/15/29 (e).........     5,000             3,125
                                                 -----------
                                                      65,625
                                                 -----------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08............    38,000            30,210
                                                 -----------

MEDIA (0.2%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........    89,000            29,370
United Pan-Europe Communications
 N.V.,
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04 (e)...    79,000            11,850
 10.875%, due 8/1/09 (e)........   145,000            31,175
                                                 -----------
                                                      72,395
                                                 -----------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (d)(e)....    55,000            35,750
                                                 -----------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (e).........    65,000            66,625
                                                 -----------

TRANSPORTATION INFRASTRUCTURE (0.0%)(b)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(e)(i)(l)...................     9,672             4,420
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
YANKEE BONDS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (h).......  $ 20,451       $    20,528
                                                 -----------
Total Yankee Bonds
 (Cost $496,180)................                     322,095
                                                 -----------
                                   SHARES
                                  ---------
COMMON STOCKS (59.1%)
AEROSPACE & DEFENSE (2.6%)
Boeing Co. (The)................     8,400           288,288
Northrop Grumman Corp. .........     3,200           276,128
Raytheon Co. ...................    12,135           398,513
                                                 -----------
                                                     962,929
                                                 -----------
AUTO COMPONENTS (1.0%)
Delphi Corp. ...................    43,394           374,490
                                                 -----------

BANKS (4.8%)
Bank of America Corp. ..........     4,400           347,732
Bank One Corp. .................     4,300           159,874
FleetBoston Financial Corp. ....    10,148           301,497
PNC Financial Services Group,
 Inc. (The).....................     7,908           385,989
Wachovia Corp. .................     4,500           179,820
Washington Mutual, Inc. ........     9,066           374,426
                                                 -----------
                                                   1,749,338
                                                 -----------
BUILDING PRODUCTS (0.9%)
American Standard Cos., Inc.
 (a)............................     4,252           314,350
                                                 -----------
CHEMICALS (0.6%)
Air Products & Chemicals,
 Inc. ..........................     5,566           231,546
                                                 -----------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Pitney Bowes, Inc. .............     6,722           258,192
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.9%)
Marconi Corp. PLC (a)...........     1,422            14,431
Motorola, Inc. .................    24,776           233,638
Tellabs, Inc. (a)...............    12,681            83,314
                                                 -----------
                                                     331,383
                                                 -----------
COMPUTERS & PERIPHERALS (2.1%)
Gateway, Inc. (a)...............    96,144           350,926
International Business Machines
 Corp. .........................     4,919           405,817
                                                 -----------
                                                     756,743
                                                 -----------
CONTAINERS & PACKAGING (1.1%)
Smurfit-Stone Container Corp.
 (a)............................    31,800           414,354
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
DIVERSIFIED FINANCIALS (3.9%)
Citigroup, Inc. ................    16,390       $   701,492
Goldman Sachs Group, Inc.
 (The)..........................     4,479           375,116
Merrill Lynch & Co., Inc. ......     7,275           339,597
                                                 -----------
                                                   1,416,205
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
ALLTEL Corp. ...................     8,686           418,839
AT&T Corp. .....................     3,739            71,976
BellSouth Corp. ................     9,500           252,985
Call-Net Enterprises, Inc.
 (a)............................     1,536             3,994
SBC Communications, Inc. .......    11,273           288,025
Verizon Communications, Inc. ...     9,088           358,522
                                                 -----------
                                                   1,394,341
                                                 -----------
ELECTRIC UTILITIES (2.4%)
FirstEnergy Corp. ..............    10,379           399,073
PPL Corp. ......................     5,500           236,500
Southern Co. (The)..............     7,200           224,352
                                                 -----------
                                                     859,925
                                                 -----------
ELECTRICAL EQUIPMENT (1.7%)
Cooper Industries, Ltd.
 Class A........................     9,500           392,350
Energizer Holdings, Inc. (a)....     7,104           223,066
Morris Material Handling, Inc.
 (a)(d)(i)(l)...................       261             1,383
                                                 -----------
                                                     616,799
                                                 -----------
ENERGY EQUIPMENT & SERVICES (2.3%)
Rowan Co., Inc. (a).............    18,300           409,920
Transocean, Inc. (a)............    19,900           437,203
                                                 -----------
                                                     847,123
                                                 -----------
FOOD & DRUG RETAILING (3.1%)
CVS Corp. ......................     9,700           271,891
Kroger Co. (The) (a)............    26,000           433,680
Safeway, Inc. (a)...............    20,500           419,430
                                                 -----------
                                                   1,125,001
                                                 -----------
FOOD PRODUCTS (1.5%)
Dean Foods Co. (a)..............     5,132           161,652
Heinz (H.J.) Co. ...............     6,730           221,955
Kraft Foods, Inc.
 Class A........................     5,246           170,757
                                                 -----------
                                                     554,364
                                                 -----------
HOUSEHOLD DURABLES (0.8%)
Fortune Brands, Inc. ...........     5,212           272,066
                                                 -----------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp. ...........     4,048           211,063
                                                 -----------

INSURANCE (5.4%)
Allstate Corp. (The)............    10,615           378,425
Chubb Corp. (The)...............     1,900           114,000
Hartford Financial Services
 Group, Inc. (The)..............    11,312           569,672

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)

INSURANCE (CONTINUED)
Prudential Financial, Inc. .....    18,500       $   622,525
Travelers Property Casualty
 Corp.
 Class B........................    17,268           272,316
                                                 -----------
                                                   1,956,938
                                                 -----------
INTERNET SOFTWARE & SERVICES (0.0%)(b)
Globix Corp. (a)(d)(i)(l).......     2,477             3,406
                                                 -----------

IT CONSULTING & SERVICES (1.7%)
Computer Sciences Corp. (a).....    11,772           448,749
Unisys Corp. (a)................    13,678           167,966
                                                 -----------
                                                     616,715
                                                 -----------
MACHINERY (2.7%)
Ingersoll-Rand Co. .............     3,515           166,330
Navistar International Corp.
 (a)............................    24,300           792,909
Thermadyne Holdings Corp.
 (a)(d).........................     1,774            24,082
                                                 -----------
                                                     983,321
                                                 -----------
METALS & MINING (1.6%)
Alcoa, Inc. ....................    22,075           562,913
Algoma Steel, Inc. (a)(v).......     4,843             4,990
                                                 -----------
                                                     567,903
                                                 -----------
MULTILINE RETAIL (1.3%)
Federated Department Stores,
 Inc. ..........................    12,897           475,254
                                                 -----------

OIL & GAS (5.3%)
ChevronTexaco Corp. ............     4,805           346,921
ExxonMobil Corp. ...............    11,012           395,441
Kerr-McGee Corp. ...............     3,700           165,760
Premcor, Inc. (a)...............    11,900           256,445
Sunoco, Inc. ...................     9,100           343,434
Unocal Corp. ...................     7,350           210,872
Valero Energy Corp. ............     6,000           217,980
                                                 -----------
                                                   1,936,853
                                                 -----------
PAPER & FOREST PRODUCTS (2.3%)
International Paper Co. ........    11,608           414,754
MeadWestvaco Corp. .............    17,480           431,756
                                                 -----------
                                                     846,510
                                                 -----------
PHARMACEUTICALS (2.6%)
Barr Laboratories, Inc. (a).....     4,550           298,025
Bristol-Myers Squibb Co. .......     8,800           238,920
Merck & Co., Inc. ..............     4,200           254,310
Watson Pharmaceuticals, Inc.
 (a)............................     4,000           161,480
                                                 -----------
                                                     952,735
                                                 -----------
ROAD & RAIL (0.9%)
Burlington Northern Santa Fe
 Corp. .........................    11,173           317,760
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
Advanced Micro Devices, Inc.
 (a)............................    27,900       $   178,839
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
Minorplanet Systems USA, Inc.
 (a)............................    23,846            11,708
                                                 -----------
Total Common Stocks
 (Cost $23,024,884).............                  21,538,154
                                                 -----------
PREFERRED STOCKS (0.6%)

MEDIA (0.1%)
Mediaone Financing Trust III
 9.04%..........................       800            20,120
Ziff Davis Media, Inc.
 10.00%, Series E-1 (d)(l)......        10                 0(w)
                                                 -----------
                                                      20,120
                                                 -----------
REAL ESTATE (0.4%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........        97           140,650
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rural Cellular Corp.
 11.375%, Series B (h)..........        52            32,867
                                                 -----------
Total Preferred Stocks
 (Cost $142,209)................                     193,637
                                                 -----------
WARRANTS (0.0%)(B)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(d)..........     1,812                18
Loral Space & Communications
 Ltd.
 Strike Price $23.70
 Expire 12/26/06 (a)(d).........       524                 5
NEON Communications, Inc.
 Class A
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(i)(l)....     2,192                22
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12(a)(d)(i)(l).....     2,630                26
                                                 -----------
                                                          71
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(d)(i)........     1,220                12
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                   SHARES           VALUE
                                  --------------------------
WARRANTS (CONTINUED)

MEDIA (0.0%)(b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(d).......       110       $         1
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c)..........     1,958                20
                                                 -----------
                                                          21
                                                 -----------
SOFTWARE (0.0%)(b)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)...........     6,368            10,316
                                                 -----------
TOBACCO (0.0%)(B)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07 (a)(c)(d).......         4                 0(w)
                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(d).......        65                 1
                                                 -----------
Total Warrants
 (Cost $18,616).................                      10,421
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENTS (5.7%)
COMMERCIAL PAPER (1.5%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03..............  $390,000           390,000
USAA Capital Corp.
 0.90%, due 7/3/03..............   160,000           159,992
                                                 -----------
Total Commercial Paper
 (Cost $549,992)................                     549,992
                                                 -----------
                                   SHARES
                                  ---------
INVESTMENT COMPANY (4.0%)
Merrill Lynch Premier
 Institutional Fund.............  1,435,076        1,435,076
                                                 -----------
Total Investment Company
 (Cost $1,435,076)..............                   1,435,076
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
SHORT-TERM CONVERTIBLE BOND (0.1%)
MERCHANDISING (0.1%)
Koninklijke Ahold N.V.
 3.00%, due 9/30/03.............  E 90,000       $    44,847
                                                 -----------
Total Short-Term Convertible
 Bond
 (Cost $40,811).................                      44,847
                                                 -----------
SHORT-TERM LOAN PARTICIPATION (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
 Bank Debt Revolver
 3.62%, due 1/1/04
 (d)(e)(i)(u)...................  $ 70,666            52,528
                                                 -----------
Total Short-Term Loan
 Participation
 (Cost $47,912).................                      52,528
                                                 -----------
Total Short-Term Investments
 (Cost $2,073,791)..............                   2,082,443
                                                 -----------
Total Investments
 (Cost $38,327,425) (y).........     100.6%       36,634,215(z)
                                                 -----------
Liabilities in Excess of
 Cash and Other Assets..........      (0.6)         (201,397)
                                  --------       -----------
Net Assets......................     100.0%      $36,432,818
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Illiquid security.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  LYON--Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(h)  PIK ("Payment in Kind")--Dividend payment is made with
     additional securities.
(i)  Restricted security.
(j)  Equity Units--Each unit reflects 1 Senior Note plus 1
     purchase contract to acquire shares of common stock at
     $25.00 by May 18, 2004.
(k)  Unit Preferred--Each unit reflects 1 preferred share
     plus 1 warrant to acquire 1.2081 shares of common stock
     at $100.00 by November 16, 2004.
(l)  Fair valued security.
(m)  PEPS Units (Premium Equity Participating Security
     Units)--Each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock.
(n)  ZONES--Zero-premium Option Note Exchangeable Security.
(o)  PHONES--Participation Hybrid Option Note Exchangeable
     Security.
(p)  CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(q)  18 Units--Each unit reflects $1,000 principal amount of
     15.00% Senior Secured Notes plus 0.1923 shares of Series
     A preferred stock.
(r)  80 Units--Each unit reflects $1,000 principal amount of
     13.875% Senior Notes plus 1 warrant to acquire 19.9718
     shares of common stock at $0.01 per share by March 15,
     2010.
(s)  Eurobond--Bond denominated in U.S. Dollars or other
     currencies and sold to investors outside the country
     whose currency is used.
(t)  Partially segregated for unfunded loan commitments.
(u)  Floating rate. Rate shown is the rate in effect at June
     30, 2003.
(v)  Canadian Security.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(w)  Less than one dollar.
(x) Yankee Bond--Dollar-denominated bond issued in the United States by a foreign bank or corporation.
(y)  The cost for federal income tax purposes is $38,696,458.
(z)  At June 30, 2003, net unrealized depreciation was
     $2,062,243, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,148,073 and aggregate gross unrealized depreciation for all investments on which there was an excess cost over market value of $4,210,316.
The following abbreviations are used in the above portfolio:
     E--Euro
     L--Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $38,327,425)..............................................       $36,634,215
Cash........................................................             7,240
Receivables:
  Investment securities sold................................           440,146
  Dividends and interest....................................           214,510
  Fund shares sold..........................................            87,267
Other assets................................................            12,791
                                                                   -----------
        Total assets........................................        37,396,169
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           586,834
  Fund shares redeemed......................................            58,133
  Transfer agent............................................            34,412
  NYLIFE Distributors.......................................            24,744
  Manager...................................................            10,033
  Custodian.................................................             2,137
Accrued expenses............................................            48,692
Dividend payable............................................           198,366
                                                                   -----------
        Total liabilities...................................           963,351
                                                                   -----------
Net assets..................................................       $36,432,818
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     9,900
  Class B...................................................            28,884
  Class C...................................................               595
Additional paid-in capital..................................        41,393,721
Accumulated distributions in excess of net investment
  income....................................................           (35,213)
Accumulated net realized loss on investments and written
  option transactions.......................................        (3,272,397)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................               327
Net unrealized depreciation on investments..................        (1,693,210)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................               211
                                                                   -----------
Net assets..................................................       $36,432,818
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 9,165,921
                                                                   ===========
Shares of beneficial interest outstanding...................           989,984
                                                                   ===========
Net asset value per share outstanding.......................       $      9.26
Maximum sales charge (5.50% of offering price)..............              0.54
                                                                   -----------
Maximum offering price per share outstanding................       $      9.80
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $26,716,634
                                                                   ===========
Shares of beneficial interest outstanding...................         2,888,387
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.25
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   550,263
                                                                   ===========
Shares of beneficial interest outstanding...................            59,465
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.25
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   244,140
  Interest..................................................      529,403
                                                              -----------
    Total income............................................      773,543
                                                              -----------
Expenses:
  Manager...................................................      125,352
  Transfer agent............................................      107,368
  Distribution--Class B.....................................       92,757
  Distribution--Class C.....................................        1,976
  Service--Class A..........................................       10,206
  Service--Class B..........................................       30,919
  Service--Class C..........................................          659
  Professional..............................................       19,894
  Shareholder communication.................................       17,093
  Registration..............................................       16,845
  Custodian.................................................       11,343
  Recordkeeping.............................................        7,224
  Trustees..................................................        2,222
  Miscellaneous.............................................       21,876
                                                              -----------
    Total expenses before reimbursement.....................      465,734
Expense reimbursement by Manager and Subadvisor.............      (86,871)
                                                              -----------
    Net expenses............................................      378,863
                                                              -----------
Net investment income.......................................      394,680
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (648,603)
  Written option transactions...............................        1,920
  Foreign currency transactions.............................          327
                                                              -----------
Net realized loss on investments, written option and foreign
  currency transactions.....................................     (646,356)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    4,204,769
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....           13
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................    4,204,782
                                                              -----------
Net realized and unrealized gain on investments, written
  option and foreign currency transactions..................    3,558,426
                                                              -----------
Net increase in net assets resulting from operations........  $ 3,953,106
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $    394,680    $    745,823
  Net realized loss on investments, written option and
    foreign currency transactions...........................       (646,356)     (1,987,695)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      4,204,782      (4,596,623)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      3,953,106      (5,838,495)
                                                               ------------    ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (122,737)       (207,179)
    Class B.................................................       (264,017)       (519,324)
    Class C.................................................         (5,571)        (10,070)
                                                               ------------    ------------
      Total dividends to shareholders.......................       (392,325)       (736,573)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      2,334,940       2,772,185
    Class B.................................................      2,466,955       4,566,761
    Class C.................................................        111,407         613,586
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         57,312         198,269
    Class B.................................................        126,210         500,414
    Class C.................................................          1,906           6,900
                                                               ------------    ------------
                                                                  5,098,730       8,658,115
  Cost of shares redeemed:
    Class A.................................................     (1,269,122)     (1,991,966)
    Class B.................................................     (2,551,677)     (4,692,754)
    Class C.................................................       (134,885)       (347,675)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................      1,143,046       1,625,720
                                                               ------------    ------------
      Net increase (decrease) in net assets.................      4,703,827      (4,949,348)
NET ASSETS:
Beginning of period.........................................     31,728,991      36,678,339
                                                               ------------    ------------
End of period...............................................   $ 36,432,818    $ 31,728,991
                                                               ============    ============
Accumulated distributions in excess of net investment income
  at end of period..........................................   $    (35,213)   $    (37,568)
                                                               ============    ============

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2003+          2002         2001         2000         1999         1998
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............  $    8.36       $ 10.12      $ 10.55      $ 11.15      $ 10.18      $ 10.29
                                                      ----------      -------      -------      -------      -------      -------
Net investment income...............................       0.13          0.26         0.28(a)(d)    0.31        0.22         0.15
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions......       0.89         (1.77)       (0.20)(d)     0.29         1.15        (0.10)
                                                      ----------      -------      -------      -------      -------      -------
Total from investment operations....................       1.02         (1.51)        0.08         0.60         1.37         0.05
                                                      ----------      -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................      (0.12)        (0.25)       (0.30)       (0.33)       (0.23)       (0.15)
 From net realized gain on investments..............         --            --        (0.21)       (0.87)       (0.17)       (0.01)
                                                      ----------      -------      -------      -------      -------      -------
Total dividends and distributions...................      (0.12)        (0.25)       (0.51)       (1.20)       (0.40)       (0.16)
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at end of period....................  $    9.26       $  8.36      $ 10.12      $ 10.55      $ 11.15      $ 10.18
                                                      ==========      =======      =======      =======      =======      =======
Total investment return (b).........................      12.36%       (14.98%)       0.81%        5.78%       13.59%        0.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................       2.93%++       2.78%        2.62%(d)     2.76%        1.97%        1.49%
   Net expenses.....................................       1.70%++       1.74%        1.83%        1.82%        1.69%        1.79%
   Expenses (before reimbursement)..................       2.22%++       2.14%        1.83%        1.82%        1.69%        1.79%
Portfolio turnover rate.............................         23%           53%          82%         113%         122%         203%
Net assets at end of period (in 000's)..............  $   9,166       $ 7,174      $ 7,636      $19,278      $18,899      $17,946

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              Class A   Class B   Class C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)    0.00(c)    0.00(c)
Decrease ratio of net investment income.....................   (0.03%)    (0.03%)    (0.03%)


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                                      Class C
    ------------------------------------------------------------      --------------------------------------------------
    Six months                                                        Six months
      ended                  Year ended December 31,                    ended             Year ended December 31,
     June 30,    -----------------------------------------------       June 30,    -------------------------------------
      2003+       2002      2001      2000      1999      1998          2003+       2002      2001      2000      1999
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
    $    8.35    $ 10.10   $ 10.54   $ 11.13   $ 10.17   $ 10.29      $    8.35    $ 10.10   $ 10.54   $ 11.13   $ 10.17
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
         0.09       0.19      0.20(a)(d)0.23      0.14      0.08           0.09       0.19      0.20(a)(d)0.23      0.14
         0.90      (1.76)    (0.21)(d)  0.30      1.14     (0.11)          0.90      (1.76)    (0.21)(d)  0.30      1.14
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
         0.99      (1.57)    (0.01)     0.53      1.28     (0.03)          0.99      (1.57)    (0.01)     0.53      1.28
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
        (0.09)     (0.18)    (0.22)    (0.25)    (0.15)    (0.08)         (0.09)     (0.18)    (0.22)    (0.25)    (0.15)
           --         --     (0.21)    (0.87)    (0.17)    (0.01)            --         --     (0.21)    (0.87)    (0.17)
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
        (0.09)     (0.18)    (0.43)    (1.12)    (0.32)    (0.09)         (0.09)     (0.18)    (0.43)    (1.12)    (0.32)
    ----------   -------   -------   -------   -------   -------      ----------   -------   -------   -------   -------
    $    9.25    $  8.35   $ 10.10   $ 10.54   $ 11.13   $ 10.17      $    9.25    $  8.35   $ 10.10   $ 10.54   $ 11.13
    ==========   =======   =======   =======   =======   =======      ==========   =======   =======   =======   =======
        11.95%    (15.58%)   (0.07%)    5.07%    12.64%    (0.27%)        11.95%    (15.58%)   (0.07%)    5.07%    12.64%


         2.18%++    2.03%     1.87%(d)  2.01%     1.22%     0.74%          2.18%++    2.03%     1.87%(d)  2.01%     1.22%
         2.45%++    2.49%     2.58%     2.57%     2.44%     2.54%          2.45%++    2.49%     2.58%     2.57%     2.44%
         2.97%++    2.89%     2.58%     2.57%     2.44%     2.54%          2.97%++    2.89%     2.58%     2.57%     2.44%
           23%        53%       82%      113%      122%      203%            23%        53%       82%      113%      122%
    $  26,717    $24,038   $28,684   $30,134   $35,702   $38,528      $     550    $   517   $   358   $   260   $   154

       Class C
     ------------
     September 1*
       through
     December 31,
         1998
     ------------
       $  9.15
       -------
          0.05
          1.03
       -------
          1.08
       -------
         (0.05)
         (0.01)
       -------
         (0.06)
       -------
       $ 10.17
       =======
         11.77%


          0.74%++
          2.54%++
          2.54%
           203%
       $    84


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund") a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the

Notes to Financial Statements unaudited

close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

MainStay Strategic Value Fund


Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2003:

                                                               PRINCIPAL                          PERCENT
                                               DATE(S) OF       AMOUNT/               6/30/03        OF
SECURITY                                      ACQUISITION       SHARES       COST      VALUE     NET ASSETS
--------                                    ----------------   ---------   --------   --------   ----------
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.....................   12/14/98-2/9/01   $  9,672    $  9,014   $  4,420      0.0%(a)
FRI-MRD Corp.
  12.00%, due 1/31/05.....................    8/12/97-4/3/98    150,683     151,597     84,382      0.2
Globix Corp.
  Common Stock............................   6/21/01-3/13/02      2,477         651      3,406      0.0(a)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08....................           1/30/01     34,993      13,648          3      0.0(a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08.....................           1/30/01     25,007       9,822          3      0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04................           5/12/01     66,000      44,526     34,980      0.1
  Class A, Warrants.......................           5/12/01      1,220       1,854         12      0.0(a)
Millicom International Cellular S.A.
  2.00%, due 6/1/06.......................           5/13/03     11,000       9,963     27,376      0.1
Morris Material Handling, Inc.
  Common Stock............................   3/5/99-10/22/01        261         102      1,383      0.0(a)
NEON Communications, Inc.
  Convertible Preferred Stock
  12.00%..................................           12/3/02        438       4,882      4,927      0.0(a)
  Warrants, Class A.......................           12/3/02      2,192          22         22      0.0(a)
  Warrants, Redeemable Preferred..........           12/3/02      2,630          26         26      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04.......................    1/10/02-6/6/02     70,666      47,912     52,528      0.2
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A..........................    2/4/00-6/28/02      4,229      24,680         42      0.0(a)
Thermadyne Holdings Corp.
  Bank debt, Term Loan
  6.23%, due 3/31/08......................           6/10/03     25,409      25,483     25,027      0.1
                                                                           --------   --------      ---
                                                                           $344,182   $238,537      0.7%
                                                                           ========   ========      ===

-------

(a)  Less than one tenth of a percent.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2003, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
--------                                                      ----------
Owens Corning, Inc. ........................................    $4,651
                                                                ======

MainStay Strategic Value Fund


These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2003 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------    -------
Options outstanding at December 31, 2002....................      --       $    --
Options -- written..........................................     (31)       (3,807)
Options -- buybacks.........................................      16         2,352
Options -- exercised........................................      15         1,455
                                                                 ---       -------
Options outstanding at June 30, 2003........................      --       $    --
                                                                 ===       =======

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from ordinary income:                        $736,573

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities purchased for the Fund are accreted and amoritized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amoritized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Strategic Value Fund


FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $125,352. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately. For the six months ending June 30, 2003, the Manager and Subadvisor reimbursed the Fund $43,435.50 each. The total reimbursement to the Fund was $86,871.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,393 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $26, $17,141 and $14, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the six months ended June 30, 2003, amounted to $107,368.

TRUSTEES' FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation

MainStay Strategic Value Fund


Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $329 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,224 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,668,660 were available, to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat, for federal income tax purposes, $585,603 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $8,827 and $7,267, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                     JUNE 30, 2003*                   DECEMBER 31, 2002
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................    272       286        13           302       496        65
Shares issued in reinvestment of dividends
  and distributions..........................      7        15        --(a)         23        57         1
                                                ----      ----       ---          ----      ----       ---
                                                 279       301        13           325       553        66
Shares redeemed..............................   (147)     (292)      (16)         (222)     (513)      (39)
                                                ----      ----       ---          ----      ----       ---
Net increase (decrease)......................    132         9        (3)          103        40        27
                                                ====      ====       ===          ====      ====       ===

-------

 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSST10- 08/03
                      NYLIM-A03873                                17
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers(R) Municipal Bond
                                                              Index, a Tax Free Bond Composite Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003
2

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Tax Free
Bond Fund versus Lehman Brothers(R)
Municipal Bond Index, a Tax Free Bond
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year 2.41%, 5 Years 3.60%, 10 Years 4.38%

                             [CLASS A SHARES CHART]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
                                             BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         -----------------       ---------------       ------------------     ------------------
6/30/93                                       $ 9,550                $10,000                 $10,000                $10,000
                                                9,442                 10,017                   9,991                 10,249
                                                9,988                 10,900                  10,890                 10,561
                                               10,532                 11,624                  11,620                 10,859
                                               11,376                 12,584                  12,584                 11,102
                                               12,284                 13,673                  13,702                 11,282
                                               12,295                 14,050                  14,062                 11,504
                                               12,354                 14,508                  14,508                 11,933
                                               13,538                 15,955                  16,003                 12,322
                                               13,856                 17,059                  17,132                 12,453
6/30/03                                        15,348                 18,550                  18,718                 12,723

CLASS B AND CLASS C SHARES

                       [CLASS B AND CLASS C SHARES CHART]

Class B Total Returns: 1 Year 1.97%, 5 Years 3.94%, 10 Years 4.65% Class C Total Returns: 1 Year 5.97%, 5 Years 4.27%, 10 Years 4.65%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
                                             BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         -----------------       ---------------       ------------------     ------------------
6/30/93                                       $10,000                 $10,000                 $10,000                $10,000
                                                9,887                  10,017                   9,991                 10,249
                                               10,456                  10,900                  10,890                 10,561
                                               11,001                  11,624                  11,620                 10,859
                                               11,860                  12,584                  12,584                 11,102
                                               12,781                  13,673                  13,702                 11,282
                                               12,761                  14,050                  14,062                 11,504
                                               12,777                  14,508                  14,508                 11,933
                                               13,969                  15,955                  16,003                 12,322
                                               14,730                  17,059                  17,132                 12,453
6/30/03                                        15,756                  18,550                  18,718                 12,723

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Three key economic drivers--capital spending, hiring, and industrial production--were noticeably weak during the first half of 2003, which placed much of the burden of sustaining economic growth on the housing market. Real gross domestic product advanced at an annual rate of 1.4% during the first quarter of 2003, and according to advance estimates by the Bureau of Economic analysis, real GDP grew at a seasonally adjusted annual rate of 2.4% in the second quarter. In an effort to drive the business cycle forward, the U.S. government combined an accommodative monetary policy with a stimulative fiscal policy as the dollar weakened. The Federal Reserve reinforced this stance by lowering the targeted federal funds rate to 1.00% on June 25, 2003. The Fed may wait until deflation concerns have passed and sustainable economic growth is evident before it moves to raise interest rates.

Debate over whether the economic glass was half full or half empty continued in the first four months of 2003, with much yield volatility resulting in little overall movement. In early May, the Federal Open Market Committee (FOMC) ignited a 35 basis point rally in municipal bond yields when it cited the minor possibility of "an unwelcome substantial fall in inflation." After the Fed cut the targeted federal funds rate in June, however, the municipal-bond market retraced half of May's rally. Two-year municipal yields, which started the year at 1.3%, declined to 1.2% at the end of June. Over the same period, five-year municipal yields dropped from 2.4% to 2.2%, 10-year yields from 3.5% to 3.2%, and 30-year AAA-rated(1) municipal yields fell from 4.8% to 4.5%.

Faced with growing budget deficits and historically low interest rates, municipalities continued to issue securities at a torrid pace, bringing a record $198 billion in new issues to market over the first six months of 2003. Demand was sufficient to absorb this unprecedented supply, and investors found value in municipal bonds versus other asset classes. As of June 30, 2003, the 30-year municipal yield was 98% of the yield on long Treasury bonds. Even though municipal bonds outperformed Treasuries during the six-month period, municipal valuations remained attractive from a longer-term perspective.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Tax Free Bond Fund returned 2.66% for Class A shares and 2.53% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 3.38% return of the average Lipper(2) general municipal debt fund for the same period. All share classes also underperformed the 3.81% return of the Lehman Brothers(R) Municipal Bond Index(3) and the 4.06% return of the Fund's Tax Free Bond Composite Index(4) for the six months ended June 30, 2003.

-------
1. Debt rated AAA has the highest rating assigned by Standard & Poor's. According to Standard & Poor's the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. See footnote and table on page 9 for more information about Lipper Inc.
3. See footnote on page 3 for more information about Lehman Brothers' Municipal Bond Index.
4. See footnote on page 4 for more information about the Fund's Tax Free Bond Composite Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                        [BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75
12/00                                                                            12.15
12/01                                                                             4.04
12/02                                                                             8.61
6/03                                                                              2.66

CLASS B AND CLASS C SHARES
                                      [BAR GRAPH]

PERIOD-END                                                                    TOTAL RETURN %
----------                                                                    --------------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96
12/00                                                                            11.75
12/01                                                                             3.79
12/02                                                                             8.34
6/03                                                                              2.53

STRATEGIC DURATION POSITIONING

The Fund's duration was shorter than its benchmark at the end of February 2003 as concerns over geopolitical risks intensified. At the time, we felt municipal bond yields had little room to decline further. Although this positioning augmented Fund performance in March and April as yields rose modestly, it hampered performance for the six-month period as yields fell to new multidecade lows in May.
6

-------
5. Bonds that are rated A by Moody's Investors Service Inc. possess many favorable investment attributes and, in Moody's opinion, are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
6. Bonds rated 'A' by Fitch are deemed to have high credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered by Fitch to be strong. In the opinion of Fitch, however, this capacity may nevertheless be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. "+" or "-" may be appended to a Fitch rating to indicate relative status within certain major rating categories.
7. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Certain ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The Federal Reserve refrained from cutting interest rates at its May 6 meeting, but the FOMC's statement expressed concern about the risks of deflation. Subsequent speeches by Fed officials continued to stress this possible theme and the steps the Fed could take to spur the economy, including direct purchases of long-term U.S. Treasuries. Meanwhile, Asian central banks were aggressively purchasing U.S. Treasuries to prevent their currencies from rising against the U.S. dollar. While retail interest in municipal bonds remained subdued, institutional investors drove municipal bond rates lower, as municipal bonds appeared attractive compared to other asset classes.

When municipal bond rates spiked moderately higher toward the end of the reporting period, we used the opportunity to return the Fund to a neutral duration posture.

KEY SECTOR IMPACT
An overweighted position in tobacco-settlement asset-backed securities detracted from Fund performance during the reporting period, as yield spreads widened in response to a $10 billion decision entered against Philip Morris by an Illinois court. The decision further mandated a bond for the full amount of the verdict plus interest--some $12 billion in total--be filed with the court in order to appeal. At the end of March 2003, Moody's downgraded the tobacco-settlement holdings in the Fund's portfolio from A1 to A3,(5) while Fitch downgraded the securities from 'A+' to 'A-'(6) and Standard & Poor's followed with a downgrade from A to A-.(7)

On April 14, 2003, Philip Morris reached an agreement with the court that lowered the bonding requirement to a manageable level and allowed the company to make on-time payments to states participating in the Master Settlement Agreement
(MSA). Although spreads narrowed somewhat after the MSA payment, spreads had widened significantly over the six-month period. With the potential for additional legal claims and with Philip Morris threatening that bankruptcy might be necessary, the bonds were further downgraded by Fitch and Moody's.

Even if Philip Morris were to face bankruptcy, however, it would still have strong incentives to affirm its participation in the MSA. Participation might help the company avoid further litigation and enforcement actions by state governments. In any case, we believe that the market has overreacted to the industry's litigation risks. State and federal courts have rejected numerous class actions. With the tobacco-settlement securities now trading at significantly higher yields than at year-end 2002, we continue to believe the securities offer attractive yields relative to their risk. The Fund has a 4.7% weighting in the tobacco bonds--more than twice the 2% weighting of similar bonds in the Lehman Brothers Municipal Bond Index.

Overall, we continued to diversify the Fund's holdings by coupon, maturity, and type of obligation. Assets were allocated across various states, cities, counties, and special districts to further help manage risk. We continued to emphasize general obligation and revenue bonds, including bonds that help finance housing, education, transportation, hospitals, and water and sewer projects.

LOOKING AHEAD

Many states continue to face significant budget imbalances. According to a survey by the National Conference on State Legislators, a collective budgetary gap for fiscal 2003 was estimated at $21.5 billion. Even more startling, states face an estimated collective imbalance of $78.4 billion in fiscal 2004. While many states will ultimately be forced to make difficult choices to bring their budgets in balance, we continue to avoid issuers, such as the State of California, where imbalances are particularly large.

The Federal Reserve has indicated that the targeted federal funds rate is likely to stay at 1.00% for the foreseeable future. Even if short-term rates remain low, long-term rates could eventually rise, based on the stimulative effects of fiscal and monetary policies. Yet it would be hard to say how much effect these forces will have on the economy. At this point, we intend to maintain the Fund's neutral duration and yield curve-flattening bias. We will need to see more definitive economic data to say whether the second half will see a genuine economic recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 6/30/03
    Class A            7.23%     4.55%       4.86%          5.93%
    Class B            6.97%     4.27%       4.65%          5.81%
    Class C            6.97%     4.27%       4.65%          5.81%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/03
    Class A             2.41%     3.60%       4.38%          5.65%
    Class B             1.97%     3.94%       4.65%          5.81%
    Class C             5.97%     4.27%       4.65%          5.81%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                           SINCE INCEPTION
                         1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/03
    Class A            183 out of  140 out of  n/a             99 out of
                       290 funds   217 funds                  144 funds
    Class B            196 out of  164 out of  87 out of        7 out of
                       290 funds   217 funds   103 funds        8 funds
    Class C            196 out of  n/a         n/a            164 out of
                       290 funds                              218 funds
    Average Lipper
    general municipal
    debt fund          7.50%       4.85%       5.31%          6.68%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $10.09      $0.1944      $0.0000
    Class B     $10.09      $0.1818      $0.0000
    Class C     $10.09      $0.1818      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (94.8%)+

ALABAMA (3.9%)
Huntsville Alabama Health Care
 Authority, Series A
 5.75%, due 6/1/31.............  $2,500,000       $  2,596,125
Mobile Alabama
 Water & Sewer Revenue
 5.50%, due 1/1/10.............   1,510,000          1,629,184
Phoenix County Alabama
 Industrial
 Development Board
 Environmental
 Improvement Revenue
 6.35%, due 5/15/35 (b)(d).....   3,000,000          3,098,250
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....   5,995,000          7,062,041
                                                  ------------
                                                    14,385,600
                                                  ------------
ALASKA (0.7%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset-Backed Bonds
 6.50%, due 6/1/31.............   2,750,000          2,444,612
                                                  ------------
CALIFORNIA (9.2%)
California Infrastructure &
 Economic
 Development
 Kaiser Hospital Asset I-LLC
 Series A
 5.55%, due 8/1/31.............   2,000,000          2,078,980
California State Department
 Water Power Supply Revenue
 5.50%, due 5/1/14.............   6,000,000          6,887,460
California State General
 Obligation
 5.25%, due 2/1/28.............   3,000,000          3,071,850
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............   2,000,000          2,170,460
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/28
 (e)...........................  12,000,000          3,651,600
Golden State Tobacco
 Securitization Corp.
 California Tobacco Settlement
 Revenue
 Series 2003--A-1
 6.625%, due 6/1/40............   3,750,000          3,332,213
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17............   2,000,000          2,386,460
 5.75%, due 7/1/16 (d).........   6,000,000          7,270,860

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CALIFORNIA (CONTINUED)
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........  $3,240,000       $  3,416,612
                                                  ------------
                                                    34,266,495
                                                  ------------
COLORADO (0.8%)
Colorado Health Facilities
 Authority Revenue
 6.625%, due 2/1/13............   1,500,000          1,539,000
Denver Colorado Health &
 Hospital
 Authority, Healthcare Revenue
 Series A
 6.00%, due 12/1/23-12/1/31....   1,500,000          1,547,755
                                                  ------------
                                                     3,086,755
                                                  ------------
DELAWARE (0.7%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26 (c)(d)......   2,250,000          2,490,142
                                                  ------------

FLORIDA (3.7%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............   2,190,000          2,416,994
Meadow Pointe III Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.25%, due 11/1/07............   2,400,000          2,401,200
Meadow Pointe IV Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.125%, due 11/1/07...........   1,000,000            995,330
Oakstead Florida Community
 Development District
 Capital Improvement Revenue
 Series B
 5.90%, due 5/1/07.............   2,000,000          2,021,300
Orange County Florida
 Health Facilities
 Authority Revenue
 Hospital Adventist Health
 Systems
 5.625%, due 11/15/32..........   3,000,000          3,117,390
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 10/1/08 (d)........   1,500,000          1,771,845

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

FLORIDA (CONTINUED)
Waterchase Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08.............  $1,030,000       $  1,033,553
                                                  ------------
                                                    13,757,612
                                                  ------------
ILLINOIS (9.9%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14...........   3,130,000          3,658,720
Chicago Illinois Metropolitan
 Water
 Reclamation District Greater
 Chicago Capital Improvement
 Series C
 5.375%, due 12/1/16...........   2,500,000          2,810,300
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............   2,085,000          2,411,094
Chicago Illinois Water Revenue
 6.50%, due 11/1/15 (d)........   3,005,000          3,847,662
Illinois Health Facilities
 Authority Revenue
 5.75%, due 7/1/29.............   2,000,000          2,083,380
 6.25%, due 11/15/29...........   4,000,000          4,266,280
Illinois State Sales Tax
 Revenue
 Second Series
 5.50%, due 6/15/16-6/15/17....   6,645,000          7,710,179
Regional Transportation
 Authority of Illinois
 Series C
 7.10%, due 6/1/25.............   1,500,000          1,614,225
State of Illinois
 First Series
 5.25%, due 12/1/20............   2,000,000          2,241,060
 5.375%, due 11/1/16...........   2,000,000          2,175,700
 5.75%, due 6/1/14.............   3,450,000          4,105,914
                                                  ------------
                                                    36,924,514
                                                  ------------
IOWA (0.1%)
Des Moines Iowa
 Series A
 6.00%, due 6/1/13.............     550,000            575,470
                                                  ------------

KANSAS (1.4%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31 (d).........   5,000,000          5,237,750
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LOUISIANA (4.4%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities
 Revenue, Truckline Long Co.
 7.75%, due 8/15/22 (d)........  $8,500,000       $  8,841,700
Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue
 Series C
 5.25%, due 9/1/16.............   3,970,000          4,222,254
Tangipahoa Parish Louisiana
 Hospital
 Service District 1 Hospital
 Revenue
 North Oaks Medical Center
 Project A
 5.00%, due 2/1/30.............   3,500,000          3,435,335
                                                  ------------
                                                    16,499,289
                                                  ------------
MASSACHUSETTS (4.7%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.25%, due 7/1/16.............   4,430,000          4,910,522
 5.75%, due 7/1/18.............   2,500,000          2,865,225
Massachusetts State
 Consolidated Loan
 Series C
 5.50%, due 10/1/09............   4,000,000          4,637,760
Massachusetts State Health &
 Educational Facilities
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32.............   5,000,000          5,342,050
                                                  ------------
                                                    17,755,557
                                                  ------------
MISSISSIPPI (0.2%)
Mississippi Home Corporation
 Single
 Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).........     910,000            960,414
                                                  ------------

NEBRASKA (0.5%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (b).........   1,745,000          1,830,837
                                                  ------------

NEVADA (3.0%)
Carson City Nevada Hospital
 Revenue
 Carson-Tahoe Hospital Project
 5.75%, due 9/1/31.............   2,850,000          2,892,493
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............   5,460,000          6,212,934

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

NEVADA (CONTINUED)
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19 (d).........  $1,925,000       $  1,989,488
                                                  ------------
                                                    11,094,915
                                                  ------------
NEW JERSEY (6.4%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority
 Atlantic City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)........   3,000,000          3,248,730
Garden State Preservation Trust
 New Jersey Revenue
 Series A
 5.00%, due 11/1/21............   2,000,000          2,139,000
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14 (e)........   8,000,000          9,264,400
New Jersey State Trust Fund
 Transportation Authority
 System
 Series C
 5.50%, due 12/15/17...........   3,810,000          4,504,296
Tobacco Settlement
 Financing Corp.
 6.125%, due 6/1/24............   5,000,000          4,610,200
                                                  ------------
                                                    23,766,626
                                                  ------------
NEW YORK (16.1%)
Long Island Power Authority
 New York Electric
 System Revenue
 Series A
 5.50%, due 12/1/12............   2,470,000          2,954,540
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue
 Series A
 5.625%, due 7/1/27............   9,500,000         11,072,535
 5.75%, due 7/1/21.............   1,000,000          1,170,870
Metropolitan Transportation
 Authority New York Revenue
 Series A
 5.00%, due 11/15/25 (d).......   1,500,000          1,572,570
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12...........   1,000,000          1,170,240

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
NEW YORK (CONTINUED)
New York City General
 Obligation
 5.60%, due 8/15/10 (d)........  $  800,000       $    816,616
 5.60%, Due 8/15/10............     200,000            204,154
 Series G
 5.625%, due 8/1/13............   2,000,000          2,235,620
 Series E
 5.875%, due 8/1/13 (e)........  10,000,000         11,023,200
 Series D
 8.00%, due 8/1/04.............      30,000             30,161
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............   2,000,000          2,257,520
New York State Dormitory
 Authority Revenue
 State Personal Income Tax
 Education, Series A
 5.00%, due 3/15/32............   2,500,000          2,606,275
 Series C
 7.375%, due 5/15/10...........   4,720,000          5,729,986
 Series B
 7.50%, due 5/15/11 (d)........   1,740,000          2,258,659
 7.50%, due 5/15/11............   2,870,000          3,551,424
 New York University
 Series A
 6.00%, due 7/1/19.............   3,700,000          4,600,913
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.50%, due 6/15/12............     295,000            304,204
 Series B
 7.50%, due 3/15/11............      45,000             45,218
New York State Thruway
 Authority
 Highway & Bridge Trust Fund
 Series B-1
 5.75%, due 4/1/16.............   2,500,000          2,876,475
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............     100,000            113,555
Triborough Bridge & Tunnel
 Authority New York
 Revenues
 5.00%, due 11/15/32 (d).......   3,500,000          3,658,375
                                                  ------------
                                                    60,253,110
                                                  ------------
NORTH CAROLINA (4.5%)
North Carolina Eastern
 Municipal
 Power Agency Systems Revenue
 Series A
 5.50%, due 1/1/12.............   2,000,000          2,182,800
 Series D
 6.75%, due 1/1/26.............   2,000,000          2,194,520

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

NORTH CAROLINA (CONTINUED)
North Carolina Housing Finance
 Agency Home Ownership
 Series 13-A
 4.25%, due 1/1/28 (b).........  $4,245,000       $  4,465,867
North Carolina Municipal Power
 Agency N1 Catawba Electric
 Revenue, Series B
 6.50%, due 1/1/20.............   7,000,000          7,786,030
                                                  ------------
                                                    16,629,217
                                                  ------------
OHIO (1.0%)
Lorain County Ohio Hospital
 Revenue
 Catholic Healthcare
 5.375%, due 10/1/30...........   3,500,000          3,594,675
                                                  ------------

PENNSYLVANIA (3.8%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16 (e).........   3,750,000          4,543,613
 6.375%, due 3/1/15............   3,120,000          3,800,846
Philadelphia Convention Center
 Series A
 6.75%, due 9/1/19.............   2,300,000          2,479,791
Philadelphia Pennsylvania
 School
 District, Series A
 5.75%, due 2/1/11.............   3,000,000          3,543,240
                                                  ------------
                                                    14,367,490
                                                  ------------
PUERTO RICO (1.2%)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority
 Special, Series A
 5.50%, due 10/1/17............   1,500,000          1,711,275
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............   2,750,000          2,940,878
                                                  ------------
                                                     4,652,153
                                                  ------------
SOUTH CAROLINA (3.2%)
Charleston County South
 Carolina
 Public Improvement
 6.125%, due 9/1/11 (d)........   2,425,000          2,920,524
South Carolina Jobs Economic
 Development Authority Revenue
 Bon Secours Health Systems
 5.625%, due 11/15/30..........   4,500,000          4,682,520
Tobacco Settlement Revenue
 Management Authority
 South Carolina
 Series B
 6.375%, due 5/15/28...........   5,150,000          4,521,546
                                                  ------------
                                                    12,124,590
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
TEXAS (9.6%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15 (d)........  $2,900,000       $  3,326,039
Dallas Fort Worth Texas
 International
 Airport Facilities Improvement
 Revenue, Series A
 6.00%, due 11/1/28 (b)........   4,000,000          4,398,280
El Paso Texas General
 Obligation
 5.875%, due 8/15/11...........   1,000,000          1,145,410
Harris County Texas Health
 Facility
 Development Corp.
 Hospital Revenue
 Memorial Hermann Healthcare
 Series A
 6.375%, due 6/1/29............   1,500,000          1,634,850
 Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26...........   4,000,000          4,132,600
Jefferson County Texas Health
 Facility Development
 Corporation
 Texas Baptist Hospitals
 5.20%, due 8/15/21............   1,250,000          1,318,763
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (d)(e)......   5,000,000          5,666,150
San Antonio Texas Municipal
 Drain
 Utility System Revenue
 5.00%, due 2/1/22.............   1,000,000          1,052,470
Tarrant Regional Water District
 Texas Water Revenue
 5.25%, due 3/1/17 (d).........   2,500,000          2,774,875
Texas State College
 Student Loan
 5.50%, due 8/1/10 (b).........   1,760,000          2,009,040
Texas State Turnpike Authority
 Center System Revenue
 (zero coupon), due 8/15/21....  21,500,000          8,236,805
                                                  ------------
                                                    35,695,282
                                                  ------------
WASHINGTON (2.0%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............   6,500,000          7,365,345
                                                  ------------

WEST VIRGINIA (0.4%)
Kanawha Mercer Nicholas
 Counties
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (d)...........................   2,230,000          1,329,749
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund




                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

WISCONSIN (3.4%)
Badger Tobacco Asset
 Securitization Corp. Wisconsin
 Asset-Backed Bonds
 6.375%, due 6/1/32............  $2,800,000       $  2,599,464
State of Wisconsin Health &
 Education Facilities Authority
 Revenue Wheaton
 Franciscan Services
 5.75%, due 8/15/25 (d)........   2,000,000          2,087,720
Wisconsin State General
 Obligation
 Series F
 5.50%, due 5/1/13.............   1,030,000          1,197,087
 Series C
 5.75%, due 5/1/11.............   1,045,000          1,212,137
 6.00%, due 5/1/12.............   4,590,000          5,438,278
                                                  ------------
                                                    12,534,686
                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $327,850,790)...........                    353,622,885
                                                  ------------
CUMULATIVE PREFERRED STOCK (2.7%)
Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)........   9,000,000          9,974,520
                                                  ------------
Total Cumulative Preferred
 Stock
 (Cost $9,023,755).............                      9,974,520
                                                  ------------
SHORT-TERM INVESTMENTS (3.3%)

IDAHO (1.1%)
Idaho Health Facilities
 Authority
 Revenue
 1.10%, due 7/1/30 (c).........   4,000,000          4,000,000
                                                  ------------

NORTH CAROLINA (1.1%)
University North Carolina
 Hospital
 Chapel Hill Revenue
 Series A
 1.10%, due 2/15/31 (c)........   4,200,000          4,200,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
TEXAS (1.1%)
Gulf Coast Waste Disposal
 Authority
 Texas Pollution Control
 Revenue
 0.95%, due 10/1/24 (c)........  $4,000,000       $  4,000,000
                                                  ------------
Total Short-Term Investments
 (Cost $12,200,000)............                     12,200,000
                                                  ------------
Total Investments
 (Cost $349,074,545) (f).......       100.8%       375,797,405(g)
Liabilities in Excess of
 Cash and Other Assets.........        (0.8)        (2,738,156)
                                 -----------      ------------
Net Assets.....................       100.0%      $373,059,249
                                 ===========      ============

                       CONTRACTS        UNREALIZED
                         LONG         DEPRECIATION(h)
                       ------------------------------
FUTURES CONTRACTS (0.1%)

Municipal Bond
 September 2003
 (30 Year)...........     135            $(354,375)
                                         ---------
Total Futures
 Contracts
 (Settlement Value
 $15,841,406)........                    $(354,375)
                                         =========

-------
(a)  May be sold to Institutional Investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d)  Prerefunding Securities--issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(e)  Segregated or partially segregated as collateral for
     futures contracts.
(f)  The cost for federal income tax purposes is $349,118,944.
(g)  At June 30, 2003, net unrealized appreciation was
     $26,678,461 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $28,399,699 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,721,238.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     June 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $349,074,545).............................................       $375,797,405
Cash........................................................             18,150
Receivables:
  Interest..................................................          5,026,296
  Investment securities sold................................            400,292
  Fund shares sold..........................................             87,174
  Variation margin on futures contracts.....................             33,750
Other assets................................................             20,320
                                                                   ------------
        Total assets........................................        381,383,387
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          6,504,515
  Fund shares redeemed......................................            212,773
  Manager...................................................            190,791
  NYLIFE Distributors.......................................            144,898
  Transfer agent............................................             54,897
  Custodian.................................................              6,079
  Trustees..................................................              1,959
Accrued expenses............................................             78,682
Dividends payable...........................................          1,129,544
                                                                   ------------
        Total liabilities...................................          8,324,138
                                                                   ------------
Net assets..................................................       $373,059,249
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     47,891
  Class B...................................................            315,752
  Class C...................................................              5,949
Additional paid-in capital..................................        379,285,956
Accumulated distributions in excess of net investment
  income....................................................           (181,194)
Accumulated net realized loss on investments................        (32,783,590)
Net unrealized appreciation on investments and futures
  contracts.................................................         26,368,485
                                                                   ------------
Net assets..................................................       $373,059,249
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 48,340,765
                                                                   ============
Shares of beneficial interest outstanding...................          4,789,147
                                                                   ============
Net asset value per share outstanding.......................       $      10.09
Maximum sales charge (4.50% of offering price)..............               0.48
                                                                   ------------
Maximum offering price per share outstanding................       $      10.57
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $318,713,117
                                                                   ============
Shares of beneficial interest outstanding...................         31,575,154
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.09
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  6,005,367
                                                                   ============
Shares of beneficial interest outstanding...................            594,934
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.09
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................       $ 9,058,597
                                                                   -----------
Expenses:
  Manager...................................................         1,121,442
  Distribution--Class B.....................................           397,187
  Distribution--Class C.....................................             8,533
  Service--Class A..........................................            61,547
  Service--Class B..........................................           397,187
  Service--Class C..........................................             8,533
  Transfer agent............................................           168,452
  Professional..............................................            38,695
  Recordkeeping.............................................            31,914
  Shareholder communication.................................            29,245
  Registration..............................................            26,309
  Custodian.................................................            18,739
  Trustees..................................................             9,760
  Miscellaneous.............................................            21,511
                                                                   -----------
    Total expenses..........................................         2,339,054
                                                                   -----------
Net investment income.......................................         6,719,543
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................          (825,805)
  Futures transactions......................................        (1,167,297)
                                                                   -----------
Net realized loss on investments............................        (1,993,102)
                                                                   -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................         5,404,666
  Futures transactions......................................          (354,375)
                                                                   -----------
Net unrealized gain on investments..........................         5,050,291
                                                                   -----------
Net realized and unrealized gain on investments.............         3,057,189
                                                                   -----------
Net increase in net assets resulting from operations........       $ 9,776,732
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $  6,719,543    $ 14,525,418
  Net realized gain (loss) on investments...................     (1,993,102)         47,808
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      5,050,291      14,860,165
                                                               ------------    ------------
  Net increase in net assets resulting from operations......      9,776,732      29,433,391
                                                               ------------    ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (999,716)     (1,815,005)
    Class B.................................................     (5,777,165)    (12,523,554)
    Class C.................................................       (123,856)       (192,828)
                                                               ------------    ------------
      Total dividends to shareholders.......................     (6,900,737)    (14,531,387)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     46,624,248      89,117,501
    Class B.................................................      9,249,634      23,954,794
    Class C.................................................      2,038,233      12,490,411
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        510,645       1,202,975
    Class B.................................................      3,140,903       8,110,690
    Class C.................................................         80,716         142,364
                                                               ------------    ------------
                                                                 61,644,379     135,018,735
Cost of shares redeemed:
    Class A.................................................    (45,361,326)    (85,708,671)
    Class B.................................................    (19,424,809)    (36,553,847)
    Class C.................................................     (3,710,435)     (6,835,348)
                                                               ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (6,852,191)      5,920,869
                                                               ------------    ------------
      Net increase (decrease) in net assets.................     (3,976,196)     20,822,873
NET ASSETS:
Beginning of period.........................................    377,035,445     356,212,572
                                                               ------------    ------------
End of period...............................................   $373,059,249    $377,035,445
                                                               ============    ============
Accumulated distributions in excess of net investment
  income....................................................   $   (181,194)   $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ----------------------------------------------------------------
                                                   2003+           2002          2001          2000          1999          1998
                                                 ----------      --------      --------      --------      --------      --------
Net asset value at beginning of period.........   $  10.02       $   9.62      $   9.68      $   9.08      $  10.20      $  10.19
                                                  --------       --------      --------      --------      --------      --------
Net investment income..........................       0.19           0.41          0.45          0.47          0.45          0.47
Net realized and unrealized gain (loss) on
 investments...................................       0.07           0.40         (0.06)         0.60         (1.12)         0.03
                                                  --------       --------      --------      --------      --------      --------
Total from investment operations...............       0.26           0.81          0.39          1.07         (0.67)         0.50
                                                  --------       --------      --------      --------      --------      --------
Less dividends:
 From net investment income....................      (0.19)         (0.41)        (0.45)        (0.47)        (0.45)        (0.49)
                                                  --------       --------      --------      --------      --------      --------
Net asset value at end of period...............   $  10.09       $  10.02      $   9.62      $   9.68      $   9.08      $  10.20
                                                  ========       ========      ========      ========      ========      ========
Total investment return (a)....................       2.66%          8.61%         4.04%        12.15%        (6.75%)        4.98%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.......................       3.84%++        4.19%         4.59%         5.05%         4.62%         4.61%
   Expenses....................................       1.03%++        1.03%         1.03%         1.03%         1.02%         1.02%
Portfolio turnover rate........................         19%            39%           57%           56%          101%          116%
Net assets at end of period (in 000's).........   $ 48,341       $ 46,131      $ 39,760      $ 22,495      $ 13,676      $ 17,868

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                       Class C
    -----------------------------------------------------------------   ------------------------------------------------------
    Six months                                                          Six months
      ended                    Year ended December 31,                    ended               Year ended December 31,
     June 30,    ----------------------------------------------------    June 30,    -----------------------------------------
      2003+        2002       2001       2000       1999       1998       2003+        2002       2001       2000       1999
    ----------   --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
     $  10.02    $   9.62   $   9.68   $   9.09   $  10.21   $  10.19    $  10.02    $   9.62   $   9.68   $   9.09   $  10.21
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------   --------
         0.18        0.39       0.42       0.45       0.43       0.45        0.18        0.39       0.42       0.45       0.43
         0.07        0.40      (0.06)      0.59      (1.12)      0.03        0.07        0.40      (0.06)      0.59      (1.12)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------   --------
         0.25        0.79       0.36       1.04      (0.69)      0.48        0.25        0.79       0.36       1.04      (0.69)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------   --------
        (0.18)      (0.39)     (0.42)     (0.45)     (0.43)     (0.46)      (0.18)      (0.39)     (0.42)     (0.45)     (0.43)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------   --------
     $  10.09    $  10.02   $   9.62   $   9.68   $   9.09   $  10.21    $  10.09    $  10.02   $   9.62   $   9.68   $   9.09
     ========    ========   ========   ========   ========   ========    ========    ========   ========   ========   ========
         2.53%       8.34%      3.79%     11.75%     (6.96%)     4.83%       2.53%       8.34%      3.79%     11.75%     (6.96%)


         3.59%++     3.94%      4.34%      4.80%      4.37%      4.36%       3.59%++     3.94%      4.34%      4.80%      4.37%
         1.28%++     1.28%      1.28%      1.28%      1.27%      1.27%       1.28%++     1.28%      1.28%      1.28%      1.27%
           19%         39%        57%        56%       101%       116%         19%         39%        57%        56%       101%
     $318,713    $323,349   $314,867   $321,230   $358,417   $461,420    $  6,005    $  7,555   $  1,586   $  1,130   $    490

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
       $  10.25
       --------
           0.15
          (0.04)
       --------
           0.11
       --------
          (0.15)
       --------
       $  10.21
       ========
           1.09%


           4.36%++
           1.27%++
            116%
       $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at

Notes to Financial Statements unaudited




the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

MainStay Tax Free Bond Fund




FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of tax exempt income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and Premiums on securities purchased by the Fund are accreted and amortized respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $1,121,442.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,050 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $96,482, $47,984 and $2,625, respectively, for the six months ended June 30, 2003.

MainStay Tax Free Bond Fund




TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2003, amounted to $168,452.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic attended plus reimbursement for travel and out-of-pocket expenses. The Lead Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,617 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $31,914 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,746,088 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2003...................................................  $ 3,256
     2007...................................................   12,037
     2008...................................................   15,453
                                                              -------
                                                              $30,746
                                                              =======

24

During the year ended December 31, 2002, for federal income tax purposes, the Fund utilized capital loss carryforwards of $162,076 to offset realized gains.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $66,785 and $71,902, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED                             YEAR ENDED
                                            JUNE 30, 2003*                           DECEMBER 31, 2002
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   4,668           919          202          9,102         2,432         1,271
Shares issued in reinvestment of
  dividends.....................      51           313            8            123           826            14
                                  ------        ------         ----         ------        ------         -----
                                   4,719         1,232          210          9,225         3,258         1,285
Shares redeemed.................  (4,535)       (1,935)        (369)        (8,753)       (3,721)         (696)
                                  ------        ------         ----         ------        ------         -----
Net increase (decrease).........     184          (703)        (159)           472          (463)          589
                                  ======        ======         ====         ======        ======         =====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MST10- 08/03
                      NYLIM-A03778                             13
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Tax Free Bond Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                                  3
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500(R) Index, Total Return
                                                              Composite Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                         4
                                                              Portfolio Management Discussion and Analysis        6
                                                              Year-by-Year and Six-Month Performance              7
                                                              Returns and Lipper Rankings as of 6/30/03          11
                                                              Portfolio of Investments                           13
                                                              Financial Statements                               21
                                                              Notes to Financial Statements                      26
                                                              The MainStay(R) Funds                              33

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Total Return
Fund versus S&P 500(R) Index, Total Return
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -3.84%, 5 Years -1.48%, 10 Years 6.44% [CLASS A LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD-END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------     ------------------
6/30/93                                    $   9,450.00           $  10,000.00           $  10,000.00           $  10,000.00
12/94                                          9,404.00              10,141.00               9,934.00              10,249.00
12/95                                         11,333.00              12,784.00              12,228.00              10,561.00
12/96                                         13,225.00              16,108.00              14,462.00              10,859.00
12/97                                         15,578.00              21,698.00              17,625.00              11,102.00
12/98                                         19,001.00              28,242.00              21,669.00              11,282.00
12/99                                         22,373.00              34,669.00              25,550.00              11,504.00
12/00                                         25,452.00              37,182.00              29,954.00              11,933.00
12/01                                         21,420.00              31,668.00              24,244.00              12,322.00
12/02                                         18,342.00              25,971.00              21,002.00              12,453.00
6/30/03                                       18,665.00              26,037.00              22,359.00              12,723.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -3.97%, 5 Years -1.37%, 10 Years 6.46% Class C Total Returns: 1 Year 0.03%, 5 Years -1.08%, 10 Years 6.46% [CLASS B & C LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD-END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------     ------------------
6/30/93                                    $  10,000.00           $  10,000.00           $  10,000.00           $  10,000.00
12/94                                          9,951.00              10,141.00               9,934.00              10,249.00
12/95                                         11,959.00              12,784.00              12,228.00              10,561.00
12/96                                         13,885.00              16,108.00              14,462.00              10,859.00
12/97                                         16,279.00              21,698.00              17,625.00              11,102.00
12/98                                         19,733.00              28,242.00              21,669.00              11,282.00
12/99                                         23,063.00              34,669.00              25,550.00              11,504.00
12/00                                         26,072.00              37,182.00              29,954.00              11,933.00
12/01                                         21,782.00              31,668.00              24,244.00              12,322.00
12/02                                         18,503.00              25,971.00              21,002.00              12,453.00
6/30/03                                       18,693.00              26,037.00              22,359.00              12,723.00

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

 2. The Fund's Total Return Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes fixed-rated debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and must have an outstanding par value of at least $150 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgaged-Backed Securities, and the Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


Dramatic events unfolded on the world stage during the first half of 2003. After a substantial military buildup, coalition forces entered Iraq on March 20, 2003, and in less than a month and a half, major combat operations were concluded. The stock market rallied in mid-March and continued to climb as geopolitical tensions quieted down in the second quarter.

Investor anticipation of an economic recovery was reinforced by a strong housing market, rising consumer spending, and three consecutive monthly advances in the ISM Non-Manufacturing Index.(1) Many of the best-performing stocks in the first half of 2003 were in sectors poised to benefit from an economic recovery, such as information technology, industrials, and financials.

Unfortunately, three key economic drivers--business confidence, capital spending, and hiring--were noticeably weak during the first half of 2003. Real gross domestic product grew at an annual rate of 1.4% in the first quarter of 2003, and according to advance estimates by the Bureau of Economic Analysis, real GDP rose at a seasonally adjusted annual rate of 2.4% in the second quarter. The U.S. government chose an aggressive alignment of its macroeconomic policies--an accommodative monetary policy, a stimulative fiscal policy, and a lower dollar--as the means to drive the business cycle forward. The Federal Reserve reinforced this stance by lowering the targeted federal funds rate to 1% on June 25, 2003.

Amid mixed economic signals, Treasury yields, though volatile, ended April close to where they stood at the beginning of the year. In early May, the Federal Open Market Committee (FOMC) ignited a 60 basis-point rally in Treasury yields when it cited the minor possibility of "an unwelcome substantial fall in inflation." The Treasury market later backed off its exuberant posture and retraced half of May's rally. Two-year Treasury yields, which started the year at 1.5%, declined to 1.3% at the end of June. Over the same period, five-year Treasury yields dropped from 2.7% to 2.4%; 10-year yields from 3.8% to 3.5%; and 30-year yields from 4.8% to 4.6%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Total Return Fund returned 8.54% for Class A shares and 8.18% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 8.65% return of the average Lipper(2) balanced fund for the same period. All share classes also underperformed the 11.76% return of the S&P 500 Index(3) and underperformed the 9.42% return of the Fund's Total Return Composite Index(4) for the six months ended June 30, 2003.

-------

1. The Institute for Supply Management reports on business activity in both the manufacturing and the non-manufacturing sectors. The ISM Non-Manufacturing Index and the ISM Manufacturing Index are both used as indicators of whether the economy is expanding or contracting. An investment cannot be made directly into an index.


2. See footnote and table on page 11 for more information about Lipper Inc.

3. See footnote on page 4 for more information about the S&P 500 Index.

4. See footnote on page 5 for more information about the Total Return Composite Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48
12/01                                                                           -11.92
12/02                                                                           -17.75
06/03                                                                             8.54

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10
12/01                                                                           -12.61
12/02                                                                           -18.37
06/03                                                                             8.18

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 10 for more information on performance.

EQUITY RESULTS

In the equity portion of the Fund's portfolio, information technology holdings posted the strongest returns, rising 22.6%(5) through June 30, 2003, versus a return of 16.6% for the information technology sector of the Russell 1000 Growth Index.(6) VERITAS Software, which rose 85%, is a leading player in storage software, which in turn was one of the strongest segments of the information technology sector during the first half of the year. Electronic Arts also posted impressive growth, despite concerns that the gaming-software cycle may have peaked. Analog Devices also contributed positively to performance as investors

-------
5. Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.


6. See footnote 2 on page 5 for information about the Russell 1000 Growth Index.

gained confidence in the company's ability to generate robust revenue and earnings growth.

During the reporting period, the Fund's health care stocks rose over 12% through midyear versus a 13% return for the Russell 1000 Growth Index's health care holdings. We added Boston Scientific, which rose over 20% from the Fund's initial purchase price, based on the potential of a new drug-eluting coronary stent. Genentech stock gained more than 95% from the Fund's initial purchase in early April through midyear when trials of the company's new colorectal cancer drug Avastin were encouraging. Amgen shares gained 39% during the first half of 2003 on strong sales. The Fund's worst-performing health care holding was Tenet Healthcare, which we eliminated in June as the company continued to suffer from legal issues and management changes.

Financials stocks in the equity portion of the Fund's portfolio rose 10.8% through midyear versus a 7.7% return for the financials stocks of the Russell 1000 Growth Index. American Express and Citigroup both showed strength on anticipation that an improving economy may benefit major business lines. The Fund sold its BB&T position in the first half of the year, when the company faced narrowing margins and soft loan growth. The stock detracted from performance for the portion of the reporting period it was held by the Fund.

During the first half of the year, energy holdings in the equity portion of the Fund's portfolio rose 8.5% versus a 6.9% gain for energy holdings in the Russell 1000 Growth Index. We limited energy holdings to the energy equipment & services industry, which is poised to benefit from increased oil and natural gas exploration in the U.S. and abroad. Industrials sector holdings in the equity portion of the Fund's portfolio, posted a first-half gain of 7.6%, well below the 14.0% gain for industrials sector holdings in the Index. Two defense holdings, General Dynamics and Lockheed Martin, hurt performance, and we sold the Fund's position in General Dynamics during the second quarter. On a positive note, Cendant shares gained 75% in the first half of 2003 on anticipation that the company's travel business may rebound strongly when the economy does.

Consumer discretionary and consumer staples holdings in the equity portion of the Fund rose 6.2% and 3.8%, respectively. This compares with a 19.3% rise in consumer discretionary stocks within the Index and a 6.3% rise in consumer staples stocks.

Consumer discretionary holdings Harley-Davidson, Kohl's, and TJX declined during the first half of the year. The Fund's top-performing consumer discretionary stocks included Bed, Bath & Beyond and Target. Among consumer staples stocks, Kraft dramatically underperformed, which prompted us to sell the Fund's position. Colgate Palmolive provided the biggest gains among consumer staples holdings in the equity portion of the Fund.

BOND RESULTS

Following aggressive spread widening in 2002, corporate bonds staged a dramatic recovery in 2003, while Treasury rates remained low. The bond portion of the Fund's portfolio outperformed the Lehman Brothers Aggregate Bond Index,(7) largely due to the Fund's overweighted positions in lower- and moderate-quality corporate credits. These bonds benefited as the market progressively repriced credit risk, especially for securities rated triple-B and lower.(8)

On average, triple-B rated securities provided a 595 basis point yield advantage over duration-matched Treasuries during the first half of 2003. For double-B rated bonds, the yield advantage was 885 basis points; and for single-B rated securities, the yield advantage was 1345 basis points. The resurgence in demand for lower-rated corporate bonds was strengthened by declining default rates, stronger balance sheets, and better corporate governance.

The Fund had success during the first six months of 2003 with emerging-market credits. Among these were the sovereign credits of Russia and Mexico, and industrial credits such as Ambev, a Brazilian beverage concern. When we established positions in these issues, we did so with the view that prevailing prices were inconsistent with positive credit momentum. Globalization is a powerful force that is forging tighter links around the world, and these entities are taking full advantage of this trend.

We benchmark the bond portion of the Fund's portfolio to the Lehman Brothers Aggregate Bond Index. As of June 30, 2003, the Fund was substantially overweighted relative to the benchmark in high-yield bonds and slightly overweighted in investment-grade credits, asset-backed securities, and cash. The bond portion of the Fund was moderately underweighted relative to its benchmark in Treasuries, agency debentures, and mortgage-backed securities. Given the Fund's hefty allocations to corporate bonds, agencies are underweighted to avoid excessive exposure to credit risk. Within mortgage-backed securities, we favor lower-coupon bonds, Ginnie Mae issues, and the potential call protection of securities with underlying 15-year loans.

Within the bond portion of the Fund's portfolio, notable changes during the first half of the year included increasing the Fund's commitment to high-yield securities and reducing mortgage-backed security exposure, with the bulk of the proceeds redeployed in Treasuries. We have shifted the Fund's portfolio duration to 4.1 years, which as of June 30, 2003, was roughly 102.5% of the duration of the benchmark.

LOOKING AHEAD

In the equity portion of the Fund's portfolio, we are encouraged by recent monetary and fiscal developments that have helped fuel investor optimism. We

-------

7. See footnote 2 on page 5 for more information about the Lehman Brothers Aggregate Bond Index.


8. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, such debt faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but in the opinion of Standard & Poor's the obligor currently has the capacity to meet the financial commitment on the obligation. In the opinion of Standard & Poor's, adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

expect the economy to reaccelerate as the year continues. In keeping with this outlook, we intend to invest in high-quality growth stocks that are poised to benefit the most from an economic rebound--including information technology, consumer, health care, industrial, and financial stocks.

In the bond portion of the Fund's portfolio, we are biased toward lower Treasury rates, higher volatility, tighter spreads, and contained inflation. The bias to lower rates is expressed through reduced exposure to mortgage-backed securities and the Fund's duration posture. We believe that deflationary pressures may flatten the Treasury yield curve between shorter and intermediate maturities. If the stock market maintains its positive tone, then appetite for credit risk can follow through into the balance of the year. We believe there may be room for bond spreads to narrow, and we view lower equity volatility and less activity among buyers of credit protection as signs that corporate-bond spreads may begin to stabilize.

Whatever the market or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/03
    Class A            1.76%       -0.36%       7.04%          9.03%
    Class B            1.03%       -1.08%       6.46%          8.64%
    Class C            1.03%       -1.08%       6.46%          8.64%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/03
    Class A           -3.84%       -1.48%       6.44%          8.63%
    Class B           -3.97%       -1.37%       6.46%          8.64%
    Class C            0.03%       -1.08%       6.46%          8.64%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                           SINCE INCEPTION
                      1 YEAR       5 YEARS     10 YEARS    THROUGH 6/30/03
    Class A         357  out of  256  out of      n/a          106 out of
                    514  funds   336  funds                    170 funds
    Class B         401  out of  286  out of   77  out of       30 out of
                    514  funds   336  funds    99  funds        43 funds
    Class C         401  out of      n/a          n/a          300 out of
                    514  funds                                 341 funds
    Average Lipper
    balanced fund      2.91%        1.38%        7.61%          9.36%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $16.48      $0.1100      $0.0000
    Class B     $16.52      $0.0500      $0.0000
    Class C     $16.52      $0.0500      $0.0000

-------

1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (34.6%)+
ASSET-BACKED SECURITIES (2.0%)

AIRLINES (0.0%)(b)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 4/1/13..........  $  446,393       $      327,343
                                                --------------
AIRPLANE LEASES (0.0%)(b)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..........     531,711              415,346
                                                --------------

AUTO LEASES (0.9%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..........   1,645,000            1,658,229
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........   6,323,315            6,385,093
                                                --------------
                                                     8,043,322
                                                --------------
CONSUMER LOANS (0.2%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.........   1,600,000            1,692,262
                                                --------------
DIVERSIFIED FINANCIALS (0.5%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16.........   3,420,000            3,796,624
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..........     900,000              948,872
                                                --------------
                                                     4,745,496
                                                --------------
ELECTRIC UTILITIES (0.0%)(b)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...........     395,000              419,688
                                                --------------
FINANCIAL SERVICES (0.1%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..........     910,000              979,752
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service of New
 Hampshire
 Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08...........  $1,728,884       $    1,834,796
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......     680,000              615,400
                                                --------------
                                                     2,450,196
                                                --------------
Total Asset-Backed Securities
 (Cost $18,421,235)..........                       19,073,405
                                                --------------
CORPORATE BONDS (12.6%)

AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........     450,000              470,250
 8.875%, due 4/1/08 (c)......      75,000               78,375
                                                --------------
                                                       548,625
                                                --------------
AIRLINES (0.1%)
American Airlines, Inc.
 8.608%, due 4/1/11..........     320,000              223,585
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..........      60,000               57,300
 8.30%, due 12/15/29.........     660,000              465,300
 9.75%, due 5/15/21..........     125,000               90,625
                                                --------------
                                                       836,810
                                                --------------
AUTO COMPONENTS (0.0%)(b)
Dana Corp.
 9.00%, due 8/15/11..........     210,000              227,325
Lear Corp.
 Series B
 8.11%, due 5/15/09..........     185,000              211,825
                                                --------------
                                                       439,150
                                                --------------
AUTOMOBILES (0.2%)
General Motors Corp.
 7.125%, due 7/15/13.........     615,000              611,716
 8.375%, due 7/15/33.........   1,736,000            1,705,082
                                                --------------
                                                     2,316,798
                                                --------------
BANKS (0.4%)
BankBoston North America
 7.00%, due 9/15/07..........   1,140,000            1,322,011
Capital One Bank
 4.875%, due 5/15/08.........   1,215,000            1,239,917
FleetBoston Financial Corp.
 3.85%, due 2/15/08..........     920,000              954,797
                                                --------------
                                                     3,516,725
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (0.3%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26..........  $  365,000       $      281,050
Equistar Chemicals,
 L.P./Equistar Funding Corp.
 10.125%, due 9/1/08.........     270,000              278,100
 10.625%, due 5/1/11 (c).....     255,000              261,375
FMC Corp.
 10.25%, due 11/1/09.........     380,000              427,500
Lyondell Chemical Co.
 9.50%, due 12/15/08.........     425,000              403,750
Millennium America, Inc.
 7.625%, due 11/15/26........   1,065,000              990,450
PolyOne Corp.
 10.625%, due 5/15/10 (c)....     205,000              199,875
Terra Capital, Inc.
 12.875%, due 10/15/08.......     390,000              415,350
                                                --------------
                                                     3,257,450
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Moore North America Finance,
 Inc.
 7.875%, due 1/15/11 (c).....     285,000              297,113
Waste Management, Inc.
 6.375%, due 11/15/12........   1,180,000            1,341,708
                                                --------------
                                                     1,638,821
                                                --------------
COMMUNICATIONS EQUIPMENT (0.0%)(b)
Motorola, Inc.
 6.75%, due 2/1/06...........     195,000              212,550
                                                --------------

CONSTRUCTION MATERIALS (0.2%)
Masco Corp.
 6.75%, due 3/15/06..........   1,900,000            2,113,296
                                                --------------

CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass
 Container, Inc.
 7.75%, due 5/15/11 (c)......     430,000              454,725
 8.875%, due 2/15/09.........     340,000              368,900
Sealed Air Corp.
 8.75%, due 7/1/08 (c).......     730,000              863,413
                                                --------------
                                                     1,687,038
                                                --------------
DIVERSIFIED FINANCIALS (1.4%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..........   1,310,000            1,370,307
Cedar Brakes II LLC
 9.875%, due 9/1/13..........     517,050              513,172
Citigroup, Inc.
 4.875%, due 5/7/15..........   1,775,000            1,825,502
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12.........     260,000              259,391
Goldman Sachs Group, Inc.
 (The)
 5.25%, due 4/1/13...........     755,000              805,033

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Household Finance Corp.
 8.00%, due 7/15/10..........  $  780,000       $      967,613
John Deere Capital Corp.
 3.90%, due 1/15/08..........   3,090,000            3,210,192
MBNA Corp.
 6.25%, due 1/17/07..........     555,000              610,276
Morgan Stanley
 3.625%, due 4/1/08..........   4,010,000            4,109,492
                                                --------------
                                                    13,670,978
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
Citizens Communications Co.
 9.00%, due 8/15/31..........   3,547,000            4,779,153
 9.25%, due 5/15/11..........     605,000              782,840
Intermedia Communications,
 Inc.
 Series B
 8.875%, due 11/1/07 (h).....   1,485,000            1,098,900
 11.25%, due 7/15/07 (h).....   1,930,000            1,428,200
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..........   8,560,000            8,196,200
Qwest Corp.
 8.875%, due 3/15/12 (c).....     250,000              279,375
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08........      20,000               19,200
 7.125%, due 11/15/43........     100,000               93,000
 7.20%, due 11/1/04..........     320,000              328,000
 7.25%, due 9/15/25..........     190,000              178,600
WorldCom, Inc.-WorldCom Group
 8.25%, due 5/15/31 (h)......   8,270,000            2,439,650
                                                --------------
                                                    19,623,118
                                                --------------
ELECTRIC UTILITIES (0.3%)
CenterPoint Energy, Inc.
 6.85%, due 6/1/15 (c).......     645,000              645,972
Consumers Energy Co.
 6.25%, due 9/15/06..........     460,000              510,712
DTE Energy Co.
 6.375%, due 4/15/33.........   1,145,000            1,193,192
TECO Energy, Inc.
 7.00%, due 5/1/12...........     235,000              229,125
 7.50%, due 6/15/10..........     170,000              173,400
                                                --------------
                                                     2,752,401
                                                --------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32..........     970,000            1,067,036
Thomas & Betts Corp.
 6.625%, due 5/7/08..........      10,000               10,150
 7.25%, due 6/1/13...........     330,000              330,000
 8.25%, due 1/15/04..........     495,000              509,850
                                                --------------
                                                     1,917,036
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Halliburton Co.
 8.75%, due 2/15/21..........      55,000               65,718

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (CONTINUED)
MSW Energy Holdings
 8.50%, due 9/1/10 (c).......  $  400,000       $      411,000
                                                --------------
                                                       476,718
                                                --------------
FOOD & DRUG RETAILING (0.2%)
Fred Meyer, Inc.
 7.375%, due 3/1/05..........   1,335,000            1,441,767
                                                --------------

FOOD PRODUCTS (0.0%)(b)
Dole Food Co., Inc.
 7.875%, due 7/15/13.........     110,000              117,975
Smithfield Foods, Inc.
 7.625%, due 2/15/08 (f).....     305,000              313,387
                                                --------------
                                                       431,362
                                                --------------
GAS UTILITIES (0.3%)
El Paso Corp.
 7.80%, due 8/1/31...........     100,000               84,250
Kinder Morgan Energy
 Partners, L.P. 5.35%, due
 8/15/07.....................   2,175,000            2,370,598
                                                --------------
                                                     2,454,848
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%)(b)
Apogent Technologies, Inc.
 6.50%, due 5/15/13 (c)......     355,000              366,538
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08..........     400,000              440,000
Anthem, Inc.
 6.80%, due 8/1/12...........   2,071,000            2,417,805
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........     330,000              312,466
 8.36%, due 4/15/24..........     210,000              236,438
 8.70%, due 2/10/10..........   1,785,000            2,126,008
HCA, Inc.
 8.75%, due 9/1/10...........     335,000              390,233
Manor Care, Inc.
 6.25%, due 5/1/13 (c).......     420,000              434,700
 8.00%, due 3/1/08...........     765,000              860,625
McKesson Corp.
 7.65%, due 3/1/27...........     345,000              414,422
Quest Diagnostics, Inc.
 7.50%, due 7/12/11..........   1,360,000            1,637,341
Service Corp. International
 6.50%, due 3/15/08..........      70,000               68,425
 7.20%, due 6/1/06...........     220,000              221,100
Tenet Healthcare Corp.
 6.875%, due 11/15/31........     285,000              250,800
                                                --------------
                                                     9,810,363
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Chumash Casino & Resort
 9.00%, due 7/15/10 (c)......  $  215,000       $      232,200
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36.........     200,000              206,000
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...........     420,000              506,313
Hilton Hotels Corp.
 7.625%, due 5/15/08.........     445,000              478,375
ITT Corp.
 7.375%, due 11/15/15........   1,035,000            1,069,931
Park Place Entertainment
 Corp.
 7.00%, due 4/15/13 (c)......     210,000              224,700
 8.125%, due 5/15/11.........     210,000              230,475
Station Casinos, Inc.
 8.375%, due 2/15/08.........     410,000              442,800
                                                --------------
                                                     3,390,794
                                                --------------
HOUSEHOLD DURABLES (0.2%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07..........   1,450,000            1,622,789
                                                --------------

INSURANCE (0.2%)
Crum & Forster
 10.375%, due 6/15/13 (c)....     210,000              212,625
Fund American Cos., Inc.
 5.875%, due 5/15/13.........   1,220,000            1,275,670
                                                --------------
                                                     1,488,295
                                                --------------
IT CONSULTING & SERVICES (0.0%)(b)
Unisys Corp.
 6.875%, due 3/15/10.........     210,000              218,400
                                                --------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05..........     160,000              164,200
 8.50%, due 3/15/06..........     405,000              443,475
                                                --------------
                                                       607,675
                                                --------------
MACHINERY (0.1%)
Cummins, Inc.
 6.45%, due 3/1/05...........     205,000              209,100
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..........     415,000              451,312
                                                --------------
                                                       660,412
                                                --------------
MEDIA (1.4%)
Belo (A.H.) Corp.
 8.00%, due 11/1/08..........     365,000              441,960
Comcast Cable Communications,
 Inc.
 6.75%, due 1/30/11..........     675,000              774,813

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
Continental Cablevision, Inc.
 8.625%, due 8/15/03.........  $  125,000       $      125,901
 8.875%, due 9/15/05.........     215,000              243,781
 9.50%, due 8/1/13...........     300,000              345,322
Cox Communications, Inc.
 7.125%, due 10/1/12.........     405,000              483,624
 7.75%, due 11/1/10..........     195,000              238,525
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11..........     450,000              454,500
Houghton Mifflin Co.
 7.20%, due 3/15/11..........     210,000              220,763
Jones Intercable, Inc.
 8.875%, due 4/1/07..........     215,000              227,136
Liberty Media Corp.
 8.50%, due 7/15/29..........     350,000              414,047
News America, Inc.
 7.25%, due 5/18/18..........     775,000              923,115
Tele-Communications, Inc.
 9.80%, due 2/1/12...........     545,000              721,950
 10.125%, due 4/15/22........     915,000            1,298,383
Time Warner Entertainment Co.
 LP
 10.15%, due 5/1/12..........   4,895,000            6,697,006
                                                --------------
                                                    13,610,826
                                                --------------
METALS & MINING (0.1%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.........     265,000              213,628
Peabody Energy Corp.
 6.875%, due 3/15/13 (c).....     390,000              408,525
United States Steel LLC
 10.75%, due 8/1/08..........     535,000              561,750
                                                --------------
                                                     1,183,903
                                                --------------
MULTILINE RETAIL (0.4%)
Target Corp.
 6.35%, due 11/1/32..........   2,475,000            2,759,880
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...........   1,375,000            1,430,367
                                                --------------
                                                     4,190,247
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
PSE&G Power LLC
 6.875%, due 4/15/06.........   3,100,000            3,457,876
Southern California Edison
 Co.
 8.00%, due 2/15/07 (c)......     390,000              427,537
Western Resources, Inc.
 6.875%, due 8/1/04..........     255,000              262,969
 7.125%, due 8/1/09..........     425,000              432,969
 7.875%, due 5/1/07..........     430,000              480,525
                                                --------------
                                                     5,061,876
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
OIL & GAS (0.8%)
Chesapeake Energy Corp.
 7.50%, due 9/15/13 (c)......  $  415,000       $      440,938
Forest Oil Corp.
 8.00%, due 12/15/11.........     455,000              489,125
Gulfterra Energy Partners,
 L.P.
 10.625%, due 12/1/12........     405,000              467,775
Kaneb Pipe Line Operating
 Partnership L.P.
 5.875%, due 6/1/13..........   1,690,000            1,733,933
Tesoro Petroleum Corp.
 8.00%, due 4/15/08 (c)......     345,000              353,625
Tosco Corp.
 8.125%, due 2/15/30.........   2,547,000            3,413,601
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...........     425,000              467,500
                                                --------------
                                                     7,366,497
                                                --------------
PAPER & FOREST PRODUCTS (0.3%)
Fort James Corp.
 6.625%, due 9/15/04.........     145,000              147,538
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........     270,000              236,250
 8.875%, due 2/1/10 (c)......     185,000              200,725
 9.375%, due 2/1/13 (c)......      95,000              104,737
 9.50%, due 5/15/22..........     250,000              246,250
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     985,000              950,525
Rock-Tenn Co.
 8.20%, due 8/15/11..........   1,059,000            1,288,261
                                                --------------
                                                     3,174,286
                                                --------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.........     550,000              587,125
                                                --------------

REAL ESTATE (0.4%)
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........     525,000              583,757
Hospitality Properties Trust
 7.00%, due 3/1/08...........     475,000              509,254
HRPT Properties Trust
 6.40%, due 2/15/15..........   2,300,000            2,480,840
                                                --------------
                                                     3,573,851
                                                --------------
SPECIALTY RETAIL (0.1%)
AmeriGas Partners
 L.P./AmeriGas Eagle Finance
 Corp.
 Series B
 8.875%, due 5/20/11.........     800,000              872,000
                                                --------------

TEXTILES, APPAREL & LUXURY GOODS (0.0%)(B)
Phillips-Van Heusen Corp.
 8.125%, due 5/1/13 (c)......     410,000              420,763
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

TOBACCO (0.0%)(b)
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05 (f)......  $  389,000       $      396,780
                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...........   1,975,000            2,441,228
                                                --------------
Total Corporate Bonds
 (Cost $116,811,654).........                      120,380,139
                                                --------------
FOREIGN BONDS (1.5%)

AIR FREIGHT & LOGISTICS (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)......   1,750,000            1,942,341
                                                --------------

BANKS (0.1%)
HSBC Holding PLC Tier II
 5.25%, due 12/12/12.........   1,200,000            1,279,822
                                                --------------

BEVERAGES (0.3%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11........   2,260,000            2,508,600
                                                --------------
CONTAINERS & PACKAGING (0.0%)(b)
Norampac, Inc.
 6.75%, due 6/1/13 (c).......     375,000              393,750
                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A.
 8.25%, due 1/26/06..........     655,000              735,237
                                                --------------

FOREIGN GOVERNMENTS (0.5%)
Province of Quebec
 5.00%, due 7/17/09..........   1,720,000            1,885,301
Republic of Chile
 5.50%, due 1/15/13..........   1,000,000            1,058,000
Russian Federation
 5.00%, due 3/31/30..........   1,233,000            1,196,010
United Mexican States
 4.625%, due 10/8/08.........     180,000              183,780
 6.625%, due 3/3/15..........     530,000              563,125
                                                --------------
                                                     4,886,216
                                                --------------
METALS & MINING (0.2%)
BHP Finance USA Ltd.
 4.80%, due 4/15/13..........   1,835,000            1,913,237
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
PAPER & FOREST PRODUCTS (0.0%)(b)
Norske Skog Canada Ltd.
 8.625%, due 6/15/11.........  $  255,000       $      266,475
                                                --------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Stena AB
 9.625%, due 12/1/12.........     280,000              307,650
Teekay Shipping Corp.
 8.875%, due 7/15/11.........     205,000              224,731
                                                --------------
                                                       532,381
                                                --------------
Total Foreign Bonds
 (Cost $13,375,163)..........                       14,458,059
                                                --------------
MUNICIPAL BONDS (0.0%)(b)

NEW JERSEY (0.0%)(B)
Tobacco Settlement Financing
 Corp. 6.00%, due 6/1/37.....      20,000               16,473
 6.25%, due 6/1/43...........     115,000               97,089
 6.375%, due 6/1/32..........      25,000               22,560
 6.75%, due 6/1/39...........      45,000               40,913
                                                --------------
                                                       177,035
                                                --------------
RHODE ISLAND (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 Series A
 6.25%, due 6/1/42...........     135,000              113,334
                                                --------------
Total Municipal Bonds
 (Cost $277,841).............                          290,369
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (18.1%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.0%)
 4.00%, due 7/17/18 TBA
 (d).........................   4,405,000            4,421,519
 4.50%, due 8/18/18 TBA
 (d).........................  10,860,000           11,043,262
 4.625%, due 5/1/13..........   1,640,000            1,686,607
 4.75%, due 1/2/07...........   5,345,000            5,771,349
 5.00%, due 7/14/33 TBA
 (d).........................   2,345,000            2,382,375
 5.50%, due 5/2/06...........   2,160,000            2,371,410
 6.25%, due 2/1/11...........     765,000              882,216
                                                --------------
                                                    28,558,738
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.7%)
 4.50%, due 7/1/18...........   7,814,219            7,984,342
 5.50%, due 12/1/16-1/1/17
 (e)(f)......................  13,904,973           14,446,377
 6.00%, due 5/1/29-8/1/32
 (f).........................  16,617,228           17,283,840
 6.50%, due 6/1/31-10/1/31
 (e).........................  10,435,897           10,882,835
 7.00%, due 2/1/32 (e).......   4,998,778            5,264,204
 7.50%, due 8/1/31 (e).......   7,202,079            7,651,972
                                                --------------
                                                    63,513,570
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (2.4%)
 6.00%, due 4/15/29-8/15/32
 (f)......................... $13,776,582       $   14,460,710
 7.50%, due
 12/15/23-12/15/28...........   7,840,294            8,359,037
                                                --------------
                                                    22,819,747
                                                --------------
UNITED STATES TREASURY BONDS (1.4%)
 5.375%, due 2/15/31 (f).....   3,039,000            3,422,081
 6.25%, due 8/15/23--5/15/30
 (f).........................   4,085,000            5,040,307
 6.875%, due 8/15/25.........   1,525,000            2,009,306
 8.75%, due 8/15/20..........   2,197,000            3,364,413
                                                --------------
                                                    13,836,107
                                                --------------
UNITED STATES TREASURY NOTES (4.6%)
 3.00%, due 2/15/08 (f)......  11,175,000           11,499,332
 4.375%, due 5/15/07 (f).....   9,876,000           10,729,346
 4.625%, due 5/15/06 (f).....   7,160,000            7,761,605
 4.875%, due 2/15/12.........     670,000              744,746
 5.75%, due 8/15/10 (f)......   2,076,000            2,429,975
 6.00%, due 8/15/09..........   5,225,000            6,163,253
 6.75%, due 5/15/05..........   4,274,000            4,706,909
                                                --------------
                                                    44,035,166
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $166,907,203).........                      172,763,328
                                                --------------
YANKEE BONDS (0.4%) (i)

INSURANCE (0.0%)(b)
Fairfax Financial Holdings
 Ltd.
 7.75%, due 12/15/03.........     115,000              115,863
                                                --------------

MARINE (0.0%)(b)
Sea Containers Ltd.
 Series B
 10.75%, due 10/15/06........     160,000              145,600
                                                --------------

MEDIA (0.2%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........     200,000              226,000
 7.30%, due 10/15/06.........     360,000              403,200
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15.........     450,000              508,500
Rogers Communications, Inc.
 8.875%, due 7/15/07.........     435,000              448,050
                                                --------------
                                                     1,585,750
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
OIL & GAS (0.2%)
Husky Oil, Ltd.
 8.90%, due 8/15/28..........  $1,370,000       $    1,582,350
                                                --------------
Total Yankee Bonds
 (Cost $3,171,477)...........                        3,429,563
                                                --------------
Total Long-Term Bonds
 (Cost $318,964,573).........                      330,394,863
                                                --------------
                                 SHARES
                               -----------
COMMON STOCKS (63.1%)

AEROSPACE & DEFENSE (1.9%)
Lockheed Martin Corp. .......     160,000            7,611,200
United Technologies Corp. ...     154,600           10,950,318
                                                --------------
                                                    18,561,518
                                                --------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp. .................     161,900           10,042,657
                                                --------------

AUTOMOBILES (1.2%)
Harley-Davidson, Inc. (f)....     281,700           11,228,562
                                                --------------

BANKS (1.9%)
Bank of America Corp. .......     137,700           10,882,431
Fifth Third Bancorp..........     124,900            7,161,766
                                                --------------
                                                    18,044,197
                                                --------------
BEVERAGES (1.7%)
Coca-Cola Co. (The)..........     168,200            7,806,162
PepsiCo, Inc. ...............     177,600            7,903,200
                                                --------------
                                                    15,709,362
                                                --------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)..............     166,600           11,068,904
Genentech, Inc. (a)..........      49,900            3,598,788
                                                --------------
                                                    14,667,692
                                                --------------
CHEMICALS (1.7%)
Air Products & Chemicals,
 Inc. .......................     169,800            7,063,680
Praxair, Inc. ...............     152,500            9,165,250
                                                --------------
                                                    16,228,930
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Cendant Corp. (a)............     566,000           10,369,120
First Data Corp. (f).........     262,100           10,861,424
                                                --------------
                                                    21,230,544
                                                --------------
COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems, Inc. (a)(f)...     720,500           12,025,145
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)

COMPUTERS & PERIPHERALS (2.9%)
Dell Computer Corp. (a)......     290,100       $    9,271,596
Hewlett-Packard Co. .........     474,600           10,108,980
International Business
 Machines Corp. .............      95,400            7,870,500
                                                --------------
                                                    27,251,076
                                                --------------
DIVERSIFIED FINANCIALS (4.5%)
American Express Co. ........     289,900           12,120,719
Citigroup, Inc. .............     243,993           10,442,900
Fannie Mae...................     156,500           10,554,360
Morgan Stanley...............     233,100            9,965,025
                                                --------------
                                                    43,083,004
                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc.
 (a).........................     293,700            5,741,835
                                                --------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes, Inc. (f).......     178,400            5,988,888
BJ Services Co. (a)..........     176,400            6,590,304
Weatherford International
 Ltd. (a)(f).................     116,800            4,893,920
                                                --------------
                                                    17,473,112
                                                --------------
FOOD & DRUG RETAILING (2.0%)
SYSCO Corp. (f)..............     315,700            9,483,628
Walgreen Co. (f).............     303,500            9,135,350
                                                --------------
                                                    18,618,978
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter International,
 Inc. .......................     145,200            3,775,200
Boston Scientific Corp.
 (a).........................     120,000            7,332,000
Medtronic, Inc. .............     192,200            9,219,834
                                                --------------
                                                    20,327,034
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (4.4%)
Cardinal Health, Inc. (f)....     161,500           10,384,450
HCA, Inc. (f)................     244,300            7,827,372
UnitedHealth Group, Inc. ....     269,000           13,517,250
WellPoint Health Networks,
 Inc. (a)....................     122,000           10,284,600
                                                --------------
                                                    42,013,672
                                                --------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
InterActive Corp. (a)(f).....     249,900            9,888,543
                                                --------------

HOUSEHOLD PRODUCTS (1.0%)
Colgate-Palmolive Co. .......     169,900            9,845,705
                                                --------------

INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co. ........     332,800            9,544,704
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
INSURANCE (1.1%)
Marsh & McLennan Cos.,
 Inc. .......................     206,600       $   10,551,062
                                                --------------

MACHINERY (2.1%)
Danaher Corp. (f)............     141,900            9,656,295
Illinois Tool Works, Inc. ...     163,700           10,779,645
                                                --------------
                                                    20,435,940
                                                --------------
MEDIA (4.1%)
Clear Channel Communications,
 Inc. (a)....................     248,030           10,513,992
Gannett Co., Inc. ...........     101,600            7,803,896
Omnicom Group, Inc. .........     154,100           11,048,970
Viacom, Inc. Class B (a).....     227,499            9,932,606
                                                --------------
                                                    39,299,464
                                                --------------
MULTILINE RETAIL (3.1%)
Kohl's Corp. (a).............     182,200            9,361,436
Target Corp. ................     245,000            9,270,800
Wal-Mart Stores, Inc. .......     196,400           10,540,788
                                                --------------
                                                    29,173,024
                                                --------------
PHARMACEUTICALS (3.6%)
Forest Laboratories, Inc.
 (a).........................     162,100            8,874,975
Johnson & Johnson............     233,300           12,061,610
Pfizer, Inc. ................     398,100           13,595,115
                                                --------------
                                                    34,531,700
                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.6%)
Analog Devices, Inc. (a).....     290,900           10,129,138
Applied Materials, Inc.
 (a)(f)......................     407,400            6,461,364
Intel Corp. .................     520,400           10,815,994
KLA-Tencor Corp. (a)(f)......     151,500            7,043,235
Texas Instruments, Inc. .....     506,400            8,912,640
                                                --------------
                                                    43,362,371
                                                --------------
SOFTWARE (5.6%)
Electronic Arts, Inc. (a)....     121,600            8,997,184
Microsoft Corp. .............     575,300           14,733,433
Oracle Corp. (a).............     895,100           10,759,102
Symantec Corp. (a)(f)........     209,500            9,188,670
VERITAS Software Corp. (a)...     349,500           10,020,165
                                                --------------
                                                    53,698,554
                                                --------------
SPECIALTY RETAIL (3.1%)
Bed Bath & Beyond, Inc.
 (a).........................     286,900           11,134,589
Lowe's Cos., Inc. ...........     199,700            8,577,115
TJX Cos., Inc. (The).........     490,600            9,242,904
                                                --------------
                                                    28,954,608
                                                --------------
Total Common Stocks
 (Cost $603,291,261).........                      601,532,993
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (18.7%)

COMMERCIAL PAPER (4.3%)
ING U.S. Funding LLC
 1.00%, due 7/10/03..........  $5,525,000       $    5,523,619
Mica Funding LLC
 1.17%, due 7/8/03 (g).......   8,950,000            8,947,999
Mitten
 1.38%, due 7/7/03 (g).......  20,000,000           19,995,467
UBS Finance Delaware LLC
 1.31%, due 7/1/03...........   6,295,000            6,295,000
                                                --------------
Total Commercial Paper
 (Cost $40,762,085)..........                       40,762,085
                                                --------------
                                 SHARES
                               -----------
INVESTMENT COMPANIES (1.8%)
AIM Institutional Funds Group
 (g).........................     681,481              681,481
Merrill Lynch Premier
 Institutional Fund..........  16,081,079           16,081,079
                                                --------------
Total Investment Companies
 (Cost $16,762,560)..........                       16,762,560
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
MASTER NOTE (1.8%)
Banc of America Securities
 LLC 1.50%, due 7/1/03 (g)...  $17,166,000          17,166,000
                                                --------------
Total Master Note
 (Cost $17,166,000)..........                       17,166,000
                                                --------------
REPURCHASE AGREEMENTS (10.8%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $36,001,455 (g)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $99,164,192 and a
 Market Value of
 $37,513,827)................  36,000,000           36,000,000
                                                --------------
Credit Suisse First Boston
 Corp.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $21,834,864 (g)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $22,293,387 and a
 Market Value of
 $22,271,570)................  21,834,000           21,834,000
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $1,300,051 (g)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $1,292,285 and a
 Market Value of
 $1,322,142).................  $1,300,000       $    1,300,000
                                                --------------
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $44,001,778 (g)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $41,555,108 and a
 Market Value of
 $45,618,754)................  44,000,000           44,000,000
                                                --------------
Total Repurchase Agreements
 (Cost $103,134,000).........                      103,134,000
                                                --------------
Total Short-Term Investments
 (Cost $177,824,645).........                      177,824,645
                                                --------------
Total Investments
 (Cost $1,100,080,479) (j)...       116.4%       1,109,752,501(k)
Liabilities in Excess of
 Cash and Other Assets.......       (16.4)        (156,631,994)
                               -----------      --------------
Net Assets...................       100.0%      $  953,120,507
                               ===========      ==============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(e)  Segregated or partially segregated as collateral for TBA.
(f)  Represent securities out on loan or a portion which is
     out on loan. (See Note 2)
(g)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)  Issue in default.
(i)  Yankee Bond--Dollar denominated bonds issued in the
     United States by foreign banks and corporations.
(j)  The cost for federal income tax purposes is
     $1,102,125,329.
(k)  At June 30, 2003, net unrealized appreciation was
     $7,627,172 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $65,736,307 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $58,109,135.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,100,080,479) including $149,924,946 of
  securities lending collateral.............................       $1,109,752,501
Cash........................................................                7,702
Deposit with broker for securities loaned...................                2,588
Receivables:
  Investment securities sold................................           29,967,490
  Dividends and interest....................................            4,163,504
  Fund shares sold..........................................            1,468,214
Other assets................................................               17,581
                                                                   --------------
      Total assets..........................................        1,145,379,580
                                                                   --------------
LIABILITIES:
Securities lending collateral...............................          149,927,534
Payables:
  Investment securities purchased...........................           38,527,685
  NYLIFE Distributors.......................................              705,730
  Transfer agent............................................              639,501
  Manager...................................................              494,542
  Fund shares redeemed......................................              340,455
  Custodian.................................................               17,977
  Trustees..................................................                6,817
Dividend payable............................................            1,400,243
Accrued expenses............................................              198,589
                                                                   --------------
      Total liabilities.....................................          192,259,073
                                                                   --------------
Net assets..................................................       $  953,120,507
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       88,053
  Class B...................................................              486,209
  Class C...................................................                2,926
Additional paid-in capital..................................          977,441,587
Accumulated undistributed net investment income.............               39,905
Accumulated net realized loss on investments................          (34,639,200)
Accumulated net realized gain on foreign currency
  transactions..............................................               29,005
Net unrealized appreciation on investments..................            9,672,022
                                                                   --------------
Net assets..................................................       $  953,120,507
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  145,128,959
                                                                   ==============
Shares of beneficial interest outstanding...................            8,805,344
                                                                   ==============
Net asset value per share outstanding.......................       $        16.48
Maximum sales charge (5.50% of offering price)..............                 0.96
                                                                   --------------
Maximum offering price per share outstanding................       $        17.44
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $  803,158,936
                                                                   ==============
Shares of beneficial interest outstanding...................           48,620,863
                                                                   ==============
Net asset value and offering price per share outstanding....       $        16.52
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    4,832,612
                                                                   ==============
Shares of beneficial interest outstanding...................              292,556
                                                                   ==============
Net asset value and offering price per share outstanding....       $        16.52
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $10,287,449
  Dividends (a).............................................    2,354,640
                                                              -----------
    Total income............................................   12,642,089
                                                              -----------
Expenses:
  Distribution--Class B.....................................    2,911,354
  Distribution--Class C.....................................       16,787
  Manager...................................................    2,864,539
  Transfer agent............................................    1,829,883
  Service--Class A..........................................      176,246
  Service--Class B..........................................      970,390
  Service--Class C..........................................        5,598
  Shareholder communication.................................      104,802
  Professional..............................................       71,441
  Recordkeeping.............................................       59,314
  Custodian.................................................       57,043
  Registration..............................................       21,872
  Trustees..................................................       21,801
  Miscellaneous.............................................       26,952
                                                              -----------
    Total expenses..........................................    9,138,022
                                                              -----------
Net investment income.......................................    3,504,067
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain on investments from:
  Security transactions.....................................    1,736,552
  Foreign currency transactions.............................       29,005
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    1,765,557
                                                              -----------
Net change in unrealized depreciation on investments........   68,330,399
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   70,095,956
                                                              -----------
Net increase in net assets resulting from operations........  $73,600,023
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $3,948.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months        Year ended
                                                                   ended         December 31,
                                                              June 30, 2003*         2002
                                                              ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,504,067    $   10,616,038
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       1,765,557       (28,791,816)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      68,330,399      (220,645,625)
                                                              ---------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      73,600,023      (238,821,403)
                                                              ---------------   --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................        (978,991)       (2,917,833)
    Class B.................................................      (2,452,683)       (8,537,041)
    Class C.................................................         (14,381)          (54,696)
                                                              ---------------   --------------
      Total dividends to shareholders.......................      (3,446,055)      (11,509,570)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      22,142,049        39,440,166
    Class B.................................................      20,964,603        45,224,081
    Class C.................................................         343,789         1,116,671
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         507,773         2,779,055
    Class B.................................................       1,462,371         8,247,653
    Class C.................................................           7,459            47,065
                                                              ---------------   --------------
                                                                  45,428,044        96,854,691
  Cost of shares redeemed:
    Class A.................................................     (28,732,627)      (82,365,310)
    Class B.................................................     (71,503,166)     (195,502,933)
    Class C.................................................        (365,217)       (2,821,262)
                                                              ---------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................     (55,172,966)     (183,834,814)
                                                              ---------------   --------------
      Net increase (decrease) in net assets.................      14,981,002      (434,165,787)
NET ASSETS:
Beginning of period.........................................     938,139,505     1,372,305,292
                                                              ---------------   --------------
End of period...............................................  $  953,120,507    $  938,139,505
                                                              ===============   ==============
Accumulated undistributed net investment income (loss) at
  end of period.............................................  $       39,905    $      (18,107)
                                                              ===============   ==============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ----------------------------------------------------------------
                                                   2003+           2002          2001          2000          1999          1998
                                                 ----------      --------      --------      --------      --------      --------
Net asset value at beginning of period.........   $  15.29       $  18.92      $  22.14      $  27.23      $  24.96      $  21.44
                                                  --------       --------      --------      --------      --------      --------
Net investment income..........................       0.11           0.27          0.34(b)       0.38          0.34          0.39
Net realized and unrealized gain (loss) on
 investments...................................       1.19          (3.62)        (2.99)(b)     (1.62)         3.69          5.29
                                                  --------       --------      --------      --------      --------      --------
Total from investment operations...............       1.30          (3.35)        (2.65)        (1.24)         4.03          5.68
                                                  --------       --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income....................      (0.11)         (0.28)        (0.35)        (0.39)        (0.34)        (0.39)
 From net realized gain on investments.........         --             --         (0.22)        (3.46)        (1.42)        (1.77)
                                                  --------       --------      --------      --------      --------      --------
Total dividends and distributions..............      (0.11)         (0.28)        (0.57)        (3.85)        (1.76)        (2.16)
                                                  --------       --------      --------      --------      --------      --------
Net asset value at end of period...............   $  16.48       $  15.29      $  18.92      $  22.14      $  27.23      $  24.96
                                                  ========       ========      ========      ========      ========      ========
Total investment return (a)....................       8.54%        (17.75%)      (11.92%)       (4.48%)       16.46%        26.93%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.......................       1.40%++        1.57%         1.74%(b)      1.42%         1.32%         1.66%
   Net expenses................................       1.35%++        1.30%         1.18%         1.13%         1.13%         1.16%
   Expenses (before waiver)....................       1.35%++        1.31%         1.21%         1.15%         1.16%         1.18%
Portfolio turnover rate........................         41%            96%          120%          123%          125%          169%
Net assets at end of period (in 000's).........   $145,129       $140,298      $221,022      $231,649      $203,924      $152,598

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B                                                          Class C
-----------------------------------------------------------------------------   ------------------------------------------------
    Six months                                                                  Six months
      ended                        Year ended December 31,                        ended            Year ended December 31,
     June 30,    ------------------------------------------------------------    June 30,    -----------------------------------
      2003+        2002        2001         2000         1999         1998        2003+       2002      2001      2000     1999
    ----------   --------   ----------   ----------   ----------   ----------   ----------   -------   -------   ------   ------
     $  15.32    $  18.95   $    22.17   $    27.23   $    24.96   $    21.45     $15.32     $ 18.95   $ 22.17   $27.23   $24.96
     --------    --------   ----------   ----------   ----------   ----------     ------     -------   -------   ------   ------
         0.05        0.14         0.20(b)       0.18        0.15         0.21       0.05        0.14      0.20(b)   0.18    0.15
         1.20       (3.61)       (3.00)(b)     (1.60)       3.69         5.28       1.20       (3.61)    (3.00)(b) (1.60)   3.69
     --------    --------   ----------   ----------   ----------   ----------     ------     -------   -------   ------   ------
         1.25       (3.47)       (2.80)       (1.42)        3.84         5.49       1.25       (3.47)    (2.80)   (1.42)    3.84
     --------    --------   ----------   ----------   ----------   ----------     ------     -------   -------   ------   ------
        (0.05)      (0.16)       (0.20)       (0.18)       (0.15)       (0.21)     (0.05)      (0.16)    (0.20)   (0.18)   (0.15)
           --          --        (0.22)       (3.46)       (1.42)       (1.77)        --          --     (0.22)   (3.46)   (1.42)
     --------    --------   ----------   ----------   ----------   ----------     ------     -------   -------   ------   ------
        (0.05)      (0.16)       (0.42)       (3.64)       (1.57)       (1.98)     (0.05)      (0.16)    (0.42)   (3.64)   (1.57)
     --------    --------   ----------   ----------   ----------   ----------     ------     -------   -------   ------   ------
     $  16.52    $  15.32   $    18.95   $    22.17   $    27.23   $    24.96     $16.52     $ 15.32   $ 18.95   $22.17   $27.23
     ========    ========   ==========   ==========   ==========   ==========     ======     =======   =======   ======   ======
         8.18%     (18.37%)     (12.61%)      (5.10%)      15.60%       25.96%      8.18%     (18.37%)  (12.61%)  (5.10%)  15.60%


         0.65%++     0.82%        0.99%(b)       0.67%       0.57%       0.91%      0.65%++     0.82%     0.99%(b)   0.67%   0.57%
         2.10%++     2.05%        1.93%        1.88%        1.88%        1.91%      2.10%++     2.05%     1.93%    1.88%    1.88%
         2.10%++     2.06%        1.96%        1.90%        1.91%        1.93%      2.10%++     2.06%     1.96%    1.90%    1.91%
           41%         96%         120%         123%         125%         169%        41%         96%      120%     123%     125%
     $803,159    $793,340   $1,143,755   $1,457,366   $1,678,696   $1,482,411     $4,833     $ 4,501   $ 7,528   $9,671   $5,579

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $21.70
        ------
          0.11
          5.03
        ------
          5.14
        ------
         (0.11)
         (1.77)
        ------
         (1.88)
        ------
        $24.96
        ======
         23.94%


          0.91%++
          1.91%++
          1.93%++
           169%
        $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for

MainStay Total Return Fund

such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $71,764, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:


Distributions paid from
  Ordinary Income:        $11,509,570

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets up to $500 million and 0.60% on assets in excess of $500 million. For the six months ended June 30, 2003, the Manager earned from the Fund $2,864,539.

MainStay Total Return Fund

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets up to $500 million and 0.30% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,226 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $16,905, $174,448 and $363, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $1,829,883.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $8,922 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $59,314 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $34,343,243 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS            AMOUNT
      AVAILABLE THROUGH        (000'S)
-----------------------------  --------
      2009...................  $ 5,533
      2010...................   28,810
                               -------
                               $34,343
                               =======

In addition, the Fund intends to elect to treat, for federal income tax purposes, $5,766 of qualifying foreign currency capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of U.S. Government securities, other than short-term securities, were $165,895 and $143,885, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $205,432 and $230,923, respectively.

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $146,658,529. The Fund received $149,927,534 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. The Fund also received $2,043,913 in securities as collateral for securities on loan.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the

MainStay Total Return Fund

syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2003*               DECEMBER 31, 2002
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   -------
Shares sold...............................    1,408     1,338       22      2,346      2,672      64
Shares issued in reinvestment of dividends
  and distributions.......................       34        97       --        171        511       3
                                             ------    ------      ---     ------    -------    ----
                                              1,442     1,435       22      2,517      3,183      67
Shares redeemed...........................   (1,816)   (4,605)     (23)    (5,021)   (11,742)   (170)
                                             ------    ------      ---     ------    -------    ----
Net decrease..............................     (374)   (3,170)      (1)    (2,504)    (8,559)   (103)
                                             ======    ======      ===     ======    =======    ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSTR10-08/03
                                  NYLIM-A03842                                14

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000(R) Value Index and
                                                              Inflation
                                                              --Class A, Class B, and Class C Shares           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings as of 6/30/03        8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           25

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Value Fund versus Russell 1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -14.96%, 5 Years -3.26%, 10 Years 5.93%

[CLASS A SHARES CHART]

                                                                                                           RUSSELL 1000 VALUE
                                                   MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
                                                   -------------------         ------------------          ------------------
6/30/93                                                 $  9,450                     $ 10,000                      $ 10,000
12/94                                                     10,033                       10,249                        10,158
12/95                                                     11,538                       10,561                        12,237
12/96                                                     13,808                       10,859                        15,251
12/97                                                     17,384                       11,102                        20,312
12/98                                                     19,839                       11,282                        26,169
12/99                                                     20,451                       11,504                        30,452
12/00                                                     18,096                       11,933                        27,736
12/01                                                     21,610                       12,322                        30,603
12/02                                                     19,766                       12,453                        27,864
6/30/03                                                   17,787                       12,723                        27,578

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -15.07%, 5 Years -3.19%, 10 Years 5.92% Class C Total Returns: 1 Year -11.54%, 5 Years -2.88%, 10 Years 5.92%

[CLASS B AND CLASS C SHARES CHART]

                                                                                                           RUSSELL 1000 VALUE
                                                   MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
                                                   -------------------         ------------------          ------------------
6/30/93                                                 $ 10,000                     $ 10,000                     $ 10,000
12/94                                                     10,617                       10,249                       10,158
12/95                                                     12,173                       10,561                       12,237
12/96                                                     14,485                       10,859                       15,251
12/97                                                     18,143                       11,102                       20,312
12/98                                                     20,574                       11,282                       26,169
12/99                                                     21,049                       11,504                       30,452
12/00                                                     18,483                       11,933                       27,736
12/01                                                     21,915                       12,322                       30,603
12/02                                                     19,893                       12,453                       27,864
6/30/03                                                   17,773                       12,723                       27,578

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity market rallied briefly in the opening weeks of 2003. From mid-January through early March, however, stock prices fell as investors contended with a sluggish economy, rising oil prices, shifting homeland-security alerts, and ongoing preparations for a war in Iraq.

As coalition troops gathered in Kuwait in mid-March, the stock market began to recover. In the second quarter of 2003, consumer confidence improved sharply and stock prices rose through mid-June, tapering off slightly in the last two weeks of the reporting period. On June 25, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.00%.

Although business and economic news was mixed, the market largely ignored the negatives and chose to focus on prospects for an economic rebound. Low interest rates and high liquidity measures appeared to fuel the stock market rally, along with hopes that corporate spending and earnings would improve. The result was a strong second quarter for U.S. equities and double-digit total returns for the first half of 2003.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Value Fund returned 8.34% for Class A shares and 7.98% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 10.75% return of the average Lipper(1) large-cap value fund for the same period. All share classes also underperformed the 11.57% return of the Russell 1000(R) Value Index(2) for the six months ended June 30, 2003.

STRONG AND WEAK PERFORMERS

One of the stocks that added significantly to the value of the Fund during the first half of 2003 was Navistar International. The price of this heavy-duty truck manufacturer's shares rose 34% in the first six months of 2003.(3) The advance reflected anticipation of a recovery in the heavy-truck industry after three years of depressed orders and production.

Capital-markets sensitive stocks in the financials sector rebounded as equities rallied. Goldman Sachs and Citigroup each rose 23% in the first half of 2003, while competitor Merrill Lynch rose 24%. Also within the financials sector, Washington Mutual was up 22%. The mortgage lender continued to benefit from a strong housing market.

Shares of generic-drug maker Barr Laboratories rose 17% from the beginning of the year through the time when we sold the Fund's entire position in late February. Barr Laboratories began to show a recovery in earnings, and the company received approvals from the FDA for key generic and branded drugs. The company also benefited from positive congressional developments which may help speed up the generic-drug approval process.


-------


1. See footnote and table on page 8 for more information about Lipper Inc.

2. See footnote on page 3 for more information about the Russell 1000 Value
   Index.

3. Percentages reflect the price performance of stocks mentioned for the six months ended June 30, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33
12/00                                                                            11.89
12/01                                                                            -1.74
12/02                                                                           -22.16
06/03                                                                             8.34

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------

12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51
12/00                                                                            11.05
12/01                                                                            -2.45
12/02                                                                           -22.76
06/03                                                                             7.98

The Fund's position in Smurfit-Stone Container was detrimental to the Fund's performance. Prices for containerboard and other grades of paper failed to improve as we had hoped, and the company's share price dropped 15% in the first half of 2003. Since we believe that our reasons for making this investment may play out for shareholders later this year, the Fund continues to hold shares of Smurfit-Stone Container.

Shares of Kraft Foods also dropped 15% during the first half of the year. The bakery and beverage company indicated that 2003 earnings would be lower than we had anticipated, and the shares lagged the overall market. At the end of June, however, we still believed that the company's share price represented good value, and the Fund continues to hold the position.

Shares of Apple Computer detracted from the Fund's performance during the first half of 2003. The stock fell 8% from the beginning of the year until we sold the Fund's position in mid-April. We were concerned about published reports that the computer maker was interested in buying a large music company. Apple Computer would not refute the reports, and we saw considerable downside risk in a large acquisition outside the company's area of core competence. No deal was announced, and shares of Apple Computer have risen since the Fund sold its position.

Shares of Advanced Micro Devices did not keep pace with other information technology stocks, which generally provided strong results in the first half of 2003. Shares of Advanced Micro Devices ended the reporting period down 1% after several negative earnings revisions offset encouraging news on new-product development.

During the first half of 2003, McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, when we determined that the company's fundamentals had deteriorated, we sold the Fund's entire position in the stock. McDonald's shares were down 16% from the beginning of 2003 through the time of our last sale.

LOOKING AHEAD

In our opinion, the tone of the market has changed dramatically in the last three months. It now appears that investors prefer to focus on the potential positives rather than the abundant negatives. With interest rates at multidecade lows, a rebound in economic activity remains a possibility, but negative employment trends and sluggish advances in gross domestic product may continue to frustrate such a comeback.

We will continue to use our disciplined investment approach to pursue potential opportunities as they may arise among quality companies with value-enhancing attributes. In the industrials and materials sectors, we continue to find stocks that we believe are poised to benefit should the industrial economy improve. When the mortgage refinancing boom finally begins to wane, consumer balance sheets may prove to be stretched and incremental consumer spending trends may be disappointing. For these reasons, we intend to remain underweighted in consumer discretionary and consumer lending stocks until the outlook for consumer spending changes.

Low interest rates may improve growth rates in commercial lending. On the other hand, any gains may be offset by low net interest margins and low investment yields. As a result, we intend to remain underweighted in commercial banks until the fundamentals of the industry improve.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/03
    Class A             -10.01%    -2.16%     6.53%          8.36%
    Class B             -10.66%    -2.88%     5.92%          8.00%
    Class C             -10.66%    -2.88%     5.92%          8.00%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/03
    Class A             -14.96%    -3.26%     5.93%          8.00%
    Class B             -15.07%    -3.19%     5.92%          8.00%
    Class C             -11.54%    -2.88%     5.92%          8.00%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/03
    Class A             383 out of  148 out of     n/a          104 out of
                        387 funds   207 funds                   112 funds
    Class B             385 out of  173 out of   71 out of       27 out of
                        387 funds   207 funds    74 funds        28 funds
    Class C             385 out of     n/a         n/a          150 out of
                        387 funds                               211 funds
    Average Lipper
    large-cap value
    fund                  -2.39%      -0.77%      8.75%          10.19%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $15.24      $0.0642      $0.0000
    Class B     $15.25      $0.0082      $0.0000
    Class C     $15.25      $0.0082      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 6/30/02, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

MainStay Value Fund

                             SHARES              VALUE
                          --------------------------------
COMMON STOCKS (93.3%)+

AEROSPACE & DEFENSE (5.0%)
Boeing Co. (The)........       248,200       $   8,518,224
Northrop Grumman Corp.
 (c)....................        76,800           6,627,072
Raytheon Co. ...........       493,500          16,206,540
                                             -------------
                                                31,351,836
                                             -------------
AUTO COMPONENTS (1.3%)
Delphi Corp. ...........       953,900           8,232,157
                                             -------------
BANKS (12.5%)
Bank of America
 Corp. .................       320,800          25,352,824
Bank One Corp. .........       204,300           7,595,874
FleetBoston Financial
 Corp. .................       329,810           9,798,655
PNC Financial Services
 Group, Inc. (The)......       238,100          11,621,661
Wachovia Corp. .........       191,700           7,660,332
Washington Mutual, Inc.
 (c)....................       417,150          17,228,295
                                             -------------
                                                79,257,641
                                             -------------
BUILDING PRODUCTS (1.9%)
American Standard Cos.,
 Inc. (a)...............       164,800          12,183,664
                                             -------------

COMMUNICATIONS EQUIPMENT (0.5%)
Motorola, Inc. .........       353,000           3,328,790
                                             -------------

COMPUTERS & PERIPHERALS (1.7%)
International Business
 Machines Corp. ........       131,200          10,824,000
                                             -------------

CONTAINERS & PACKAGING (2.1%)
Smurfit-Stone Container
 Corp. (a)(c)...........     1,021,900          13,315,357
                                             -------------

DIVERSIFIED FINANCIALS (11.7%)
Citigroup, Inc. ........       463,266          19,827,785
Goldman Sachs
 Group, Inc. (The)
 (c)....................       204,200          17,101,750
iShares Russell 1000
 Value Index (c)(e).....       453,900          22,953,723
Merrill Lynch & Co.,
 Inc. (c)...............       309,400          14,442,792
                                             -------------
                                                74,326,050
                                             -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.8%)
ALLTEL Corp. ...........       215,100          10,372,122
BellSouth Corp. ........       329,400           8,771,922
SBC Communications,
 Inc. ..................       110,900           2,833,495
Verizon Communications,
 Inc. ..................       381,500          15,050,175
                                             -------------
                                                37,027,714
                                             -------------

                             SHARES              VALUE
                          --------------------------------
ELECTRIC UTILITIES (2.3%)
FirstEnergy Corp. ......       194,000       $   7,459,300
Southern Co. (The)......       220,900           6,883,244
                                             -------------
                                                14,342,544
                                             -------------
ELECTRICAL EQUIPMENT (3.1%)
Cooper Industries, Ltd.
 Class A................       475,300          19,629,890
                                             -------------

ENERGY EQUIPMENT & SERVICES (1.3%)
Transocean, Inc. (a)....       365,900           8,038,823
                                             -------------

FOOD & DRUG RETAILING (5.0%)
CVS Corp. ..............       647,100          18,138,213
Kroger Co. (The) (a)....       824,000          13,744,320
                                             -------------
                                                31,882,533
                                             -------------
FOOD PRODUCTS (1.3%)
Kraft Foods, Inc. Class
 A......................       252,400           8,215,620
                                             -------------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp. ...        69,100           3,602,874
                                             -------------

INSURANCE (8.6%)
Allstate Corp. (The)....       374,500          13,350,925
Hartford Financial
 Services Group, Inc.
 (The) (c)..............       287,300          14,468,428
Prudential Financial,
 Inc. ..................       565,200          19,018,980
Travelers Property
 Casualty Corp. Class
 B......................       489,624           7,721,371
                                             -------------
                                                54,559,704
                                             -------------
MACHINERY (3.5%)
Navistar International
 Corp. (a)(c)...........       683,000          22,286,290
                                             -------------

METALS & MINING (2.6%)
Alcoa, Inc. ............       652,456          16,637,628
                                             -------------

MULTILINE RETAIL (0.9%)
Target Corp. ...........       143,000           5,411,120
                                             -------------

OIL & GAS (9.7%)
ChevronTexaco Corp. ....       250,152          18,060,974
ConocoPhillips..........       352,100          19,295,080
ExxonMobil Corp. (c)....       471,700          16,938,747
Sunoco, Inc. ...........       191,800           7,238,532
                                             -------------
                                                61,533,333
                                             -------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                             SHARES              VALUE
                          --------------------------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS (5.1%)
International Paper
 Co. ...................       544,800       $  19,465,704
MeadWestvaco Corp. .....       513,937          12,694,244
                                             -------------
                                                32,159,948
                                             -------------
PHARMACEUTICALS (2.7%)
Bristol-Myers Squibb
 Co. ...................       324,300           8,804,745
Merck & Co., Inc. ......       141,300           8,555,715
                                             -------------
                                                17,360,460
                                             -------------
ROAD & RAIL (2.2%)
Burlington Northern
 Santa Fe Corp. ........       489,900          13,932,756
                                             -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.9%)
Advanced Micro
 Devices, Inc. (a)(c)...       885,200           5,674,132
Intel Corp. ............       300,100           6,237,278
                                             -------------
                                                11,911,410
                                             -------------
Total Common Stocks
 (Cost $580,286,106)....                       591,352,142
                                             -------------
CONVERTIBLE PREFERRED STOCKS (2.7%)
COMMUNICATIONS EQUIPMENT (0.8%)
Goldman Sachs Group,
 Inc. (The)
 10.25%, Series MOT
 (j)....................       466,100           4,820,406
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Goldman Sachs Group,
 Inc. (The)
 9.50%, Series SBC
 (j)....................       250,700           6,383,825
                                             -------------

MULTILINE RETAIL (0.9%)
Goldman Sachs Group,
 Inc. (The)
 5.00%, Series FD (j)...       153,000           5,627,340
                                             -------------
Total Convertible Preferred Stocks
 (Cost $16,998,423).....                        16,831,571
                                             -------------
                            NUMBER OF
                          CONTRACTS (I)
                          -------------
PURCHASED CALL OPTIONS (0.3%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Computer Sciences Corp.
 Strike Price $35.00
 Expire 9/20/03
 (a)(f).................         2,015             957,125
                                             -------------


                            NUMBER OF
                          CONTRACTS (I)          VALUE
                          --------------------------------

MACHINERY (0.0%)(B)
Cummins, Inc.
 Strike Price $37.50
 Expire 12/20/03
 (a)(f).................            10       $       3,300
                                             -------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
Micron Technology, Inc.
 Strike Price $12.50
 Expire 1/17/04
 (a)(f).................         5,811           1,016,925
                                             -------------
Total Purchased Call
 Options (Cost
 $1,447,852)............                         1,977,350
                                             -------------
                            PRINCIPAL
                             AMOUNT
                          -------------
SHORT-TERM INVESTMENTS (20.1%)

COMMERCIAL PAPER (6.0%)
ING U.S. Funding LLC
 1.00%, due 7/10/03.....   $ 9,340,000           9,337,665
Mortgage Interest
 Networking Trust
 1.36%, due 7/8/03
 (d)....................    20,000,000          19,994,789
UBS Finance Delaware LLC
 1.31%, due 7/1/03......     8,910,000           8,910,000
                                             -------------
                                                38,242,454
                                             -------------
Total Commercial Paper
 (Cost $38,242,454).....                        38,242,454
                                             -------------
                             SHARES
                          -------------
INVESTMENT COMPANY (1.0%)
AIM Institutional Funds
 Group (d)..............     6,079,909           6,079,909
                                             -------------
Total Investment Company
 (Cost $6,079,909)......                         6,079,909
                                             -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                            PRINCIPAL
                             AMOUNT              VALUE
                          --------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
MASTER NOTE (2.2%)
Bank of America Securities LLC
 1.50%, due 7/1/03
 (d)....................   $14,201,000       $  14,201,000
                                             -------------
Total Master Note
 (Cost $14,201,000).....                        14,201,000
                                             -------------

REPURCHASE AGREEMENTS (10.0%)
Countrywide Securities
 Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $28,001,116 (d)
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $77,146,992 and a
 Market Value of
 $29,184,717)...........    28,000,000          28,000,000
                                             -------------
CS First Boston LLC
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $10,557,412 (d)
 (Collateralized by
 Various Commercial
 Paper with a Principal
 Amount of $10,779,119
 and a Market Value of
 $10,768,570)...........    10,557,000          10,557,000
                                             -------------
Lehman Brothers, Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $5,000,195 (d)
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $4,969,983 and a Market
 Value of $5,084,808)...     5,000,000           5,000,000
                                             -------------
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $20,000,797 (d)
 (Collateralized by
 Various Bonds with a
 Principal Amount of
 $18,888,514 and a
 Market Value of
 $20,735,609)...........    20,000,000          20,000,000
                                             -------------
Total Repurchase
 Agreements (Cost
 $63,557,000)...........                        63,557,000
                                             -------------

                            PRINCIPAL
                             AMOUNT              VALUE
                          --------------------------------

U.S. GOVERNMENT (0.9%)
United States Treasury
 Bill
 1.145%, due 9/18/03....   $ 5,700,000       $   5,690,509
                                             -------------
Total U.S. Government
 (Cost $5,690,509)......                         5,690,509
                                             -------------
Total Short-Term
 Investments
 (Cost $127,770,872)....                       127,770,872
                                             -------------
Total Investments
 (Cost $726,503,253)
 (g)....................         116.4%        737,931,935(h)
Liabilities in Excess of
 Cash and Other
 Assets.................         (16.4)       (104,233,665)
                           -----------       -------------
Net Assets..............         100.0%      $ 633,698,270
                           ===========       =============
                            NUMBER OF
                          CONTRACTS (I)
                          -------------
WRITTEN CALL OPTIONS (0.0%) (B)

BUILDING PRODUCTS (0.0%) (B)
 American Standard
 Cos., Inc.
 Strike Price $75.00
 Expire 7/19/03
 (a)(f).................          (586)      $     (68,855)
                                             -------------

DIVERSIFIED FINANCIALS (0.0%)(B)
 Goldman Sachs Group,
 Inc. (The)
 Strike Price $95.00
 Expire 7/19/03
 (a)(f).................          (562)             (2,810)
                                             -------------
Total Written Call
 Options (Premium
 ($194,454))............                     $     (71,665)
                                             =============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(f)  Options can be exercised into the underlying common
     stock.
(g)  The cost for federal income tax purposes is $728,384,759.
(h)  At June 30, 2003 net unrealized appreciation was
     $9,547,176, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $34,716,521 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $25,169,345.
(i)  One contract relates to 100 shares.
(j)  Synthetic Convertible -- an equity-linked security issued by an entity other than the issuer of the underlying
     equity instrument.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $726,503,253) including $103,832,698 of securities lending
  collateral................................................       $737,931,935
Cash........................................................              4,749
Deposits with brokers for securities loaned.................              5,584
Receivables:
  Investment securities sold................................         15,886,166
  Dividends and interest....................................            846,516
  Fund shares sold..........................................            214,401
Other assets................................................             22,406
                                                                   ------------
        Total assets........................................        754,911,757
                                                                   ------------
LIABILITIES:
Written call options, at value (premiums received $194,454)
  (Note 2)..................................................             71,665
Securities lending collateral (Note 2)......................        103,838,282
Payables:
  Investment securities purchased...........................         14,867,610
  Fund shares redeemed......................................            508,888
  NYLIFE Distributors.......................................            463,930
  Transfer agent............................................            435,486
  Manager...................................................            345,126
  Custodian.................................................             11,310
  Trustees..................................................              3,999
Accrued expenses............................................            128,871
Dividend payable............................................            538,320
                                                                   ------------
        Total liabilities...................................        121,213,487
                                                                   ------------
Net assets..................................................       $633,698,270
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     68,130
  Class B...................................................            345,666
  Class C...................................................              1,746
Additional paid-in capital..................................        725,747,822
Accumulated undistributed net investment income.............            484,956
Accumulated net realized loss on investments and written
  option transactions.......................................       (104,501,521)
Net unrealized appreciation on investments and written
  option transactions.......................................         11,551,471
                                                                   ------------
Net assets..................................................       $633,698,270
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $103,861,474
                                                                   ============
Shares of beneficial interest outstanding...................          6,812,964
                                                                   ============
Net asset value per share outstanding.......................       $      15.24
Maximum sales charge (5.50% of offering price)..............               0.89
                                                                   ------------
Maximum offering price per share outstanding................       $      16.13
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $527,173,832
                                                                   ============
Shares of beneficial interest outstanding...................         34,566,578
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.25
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,662,964
                                                                   ============
Shares of beneficial interest outstanding...................            174,609
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.25
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  6,778,706
  Interest..................................................       221,925
                                                              ------------
    Total income............................................     7,000,631
                                                              ------------
Expenses:
  Manager...................................................     1,942,948
  Distribution--Class B.....................................     1,877,232
  Distribution--Class C.....................................         8,656
  Transfer agent............................................     1,275,727
  Service--Class A..........................................       122,173
  Service--Class B..........................................       625,744
  Service--Class C..........................................         2,886
  Shareholder communication.................................        79,869
  Professional..............................................        49,072
  Recordkeeping.............................................        43,256
  Custodian.................................................        33,894
  Registration..............................................        23,313
  Trustees..................................................        14,764
  Miscellaneous.............................................        14,118
                                                              ------------
    Total expenses..........................................     6,113,652
                                                              ------------
Net investment income.......................................       886,979
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (30,161,878)
  Written option transactions...............................     1,749,919
                                                              ------------
Net realized loss on investments and written option
  transactions..............................................   (28,411,959)
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions:....................................    74,086,956
  Written option transactions:..............................        48,478
                                                              ------------
Net unrealized gain on investments and written option
  transactions..............................................    74,135,434
                                                              ------------
Net realized and unrealized gain on investments and written
  option transactions.......................................    45,723,475
                                                              ------------
Net increase in net assets resulting from operations........  $ 46,610,454
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months ended     Year ended
                                                                  June 30,        December 31,
                                                                    2003*             2002
                                                              -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................    $    886,979      $   1,391,003
  Net realized loss on investments and written option
    transactions............................................     (28,411,959)       (69,510,057)
  Net change in unrealized appreciation (depreciation) on
    investments and written option transactions.............      74,135,434       (126,335,292)
                                                                ------------      -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      46,610,454       (194,454,346)
                                                                ------------      -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (436,433)          (829,279)
    Class B.................................................        (283,709)          (295,185)
    Class C.................................................          (1,448)            (1,246)
  From net realized gain on investments:
    Class A.................................................              --         (1,242,187)
    Class B.................................................              --         (6,335,113)
    Class C.................................................              --            (28,151)
                                                                ------------      -------------
      Total dividends and distributions to shareholders.....        (721,590)        (8,731,161)
                                                                ------------      -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      20,382,621        105,753,757
    Class B.................................................      15,954,010         45,457,546
    Class C.................................................       1,608,318          2,710,624
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         180,325          2,019,522
    Class B.................................................              --          6,434,917
    Class C.................................................              --             21,560
                                                                ------------      -------------
                                                                  38,125,274        162,397,926
  Cost of shares redeemed:
    Class A.................................................     (25,885,956)      (115,637,418)
    Class B.................................................     (44,355,157)      (117,411,603)
    Class C.................................................      (1,459,772)        (1,412,165)
                                                                ------------      -------------
      Decrease in net assets derived from capital share
        transactions........................................     (33,575,611)       (72,063,260)
                                                                ------------      -------------
      Net increase (decrease) in net assets.................      12,313,253       (275,248,767)
NET ASSETS:
Beginning of period.........................................     621,385,017        896,633,784
                                                                ------------      -------------
End of period...............................................    $633,698,270      $ 621,385,017
                                                                ============      =============
Accumulated undistributed net investment income at end of
  period....................................................    $    484,956      $     319,567
                                                                ============      =============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                       ------------------------------------------------------------------------------------------
                                       Six months
                                         ended                                  Year ended December 31,
                                        June 30,       --------------------------------------------------------------------------
                                         2003+            2002            2001            2000            1999            1998
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period..............................  $   14.13       $    18.52      $    19.12      $    18.18      $    17.16      $    21.76
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net investment income (loss).........       0.06             0.12            0.19            0.15            0.12            0.23
Net realized and unrealized gain
 (loss) on investments...............       1.11            (4.23)          (0.52)           1.96            1.29           (1.92)
                                       ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations.....       1.17            (4.11)          (0.33)           2.11            1.41           (1.69)
                                       ----------      ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income..........      (0.06)           (0.11)          (0.19)          (0.15)          (0.00)(b)       (0.23)
 From net realized gain on
   investments.......................         --            (0.17)          (0.08)          (0.91)          (0.32)          (2.68)
 Return of capital...................         --               --              --           (0.11)          (0.07)             --
                                       ----------      ----------      ----------      ----------      ----------      ----------
Total dividends and distributions....      (0.06)           (0.28)          (0.27)          (1.17)          (0.39)          (2.91)
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of period.....  $   15.24       $    14.13      $    18.52      $    19.12      $    18.18      $    17.16
                                       ==========      ==========      ==========      ==========      ==========      ==========
Total investment return (a)..........       8.34%          (22.16%)         (1.74%)         11.89%           8.33%          (7.41%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)......       0.92%++          0.82%           0.99%           0.73%           0.70%           1.03%
   Expenses..........................       1.41%++          1.30%           1.20%           1.20%           1.13%           1.09%
Portfolio turnover rate..............         25%              66%             88%             92%             61%             83%
Net assets at end of period (in
 000's)..............................  $ 103,861       $  101,999      $  141,703      $  113,111      $  117,036      $  114,925

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                      Class C
    ---------------------------------------------------------------------------   ----------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended
     June 30,    --------------------------------------------------------------    June 30,
      2003+         2002         2001         2000         1999         1998        2003+
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $   14.13    $    18.53   $    19.12   $    18.09   $    17.15   $    21.74   $   14.13
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
         0.01          0.01         0.04         0.01        (0.01)        0.06        0.01
         1.12         (4.23)       (0.51)        1.95         1.28        (1.91)       1.12
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
         1.13         (4.22)       (0.47)        1.96         1.27        (1.85)       1.13
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
        (0.01)        (0.01)       (0.04)       (0.01)       (0.00)(b)    (0.06)      (0.01)
           --         (0.17)       (0.08)       (0.91)       (0.32)       (2.68)         --
           --            --           --        (0.01)       (0.01)          --          --
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
        (0.01)        (0.18)       (0.12)       (0.93)       (0.33)       (2.74)      (0.01)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $   15.25    $    14.13   $    18.53   $    19.12   $    18.09   $    17.15   $   15.25
    ==========   ==========   ==========   ==========   ==========   ==========   ==========
         7.98%       (22.76%)      (2.45%)      11.05%        7.51%       (8.09%)      7.98%


         0.17%++       0.07%        0.24%       (0.02%)      (0.05%)       0.28%       0.17%++
         2.16%++       2.05%        1.95%        1.95%        1.88%        1.84%       2.16%++
           25%           66%          88%          92%          61%          83%         25%
    $ 527,174    $  517,050   $  753,299   $  819,003   $1,012,767   $1,174,554   $   2,663

                                  Class C
     -----------------------------------------------------------------
                                                         September 1,*
                  Year ended December 31,                   through
     -------------------------------------------------   December 31,
        2002         2001         2000         1999          1998
     ----------   ----------   ----------   ----------   -------------
     $    18.53   $    19.12   $    18.09   $    17.15    $    18.16
     ----------   ----------   ----------   ----------    ----------
           0.01         0.04         0.01        (0.01)         0.03
          (4.23)       (0.51)        1.95         1.28          1.67
     ----------   ----------   ----------   ----------    ----------
          (4.22)       (0.47)        1.96         1.27          1.70
     ----------   ----------   ----------   ----------    ----------
          (0.01)       (0.04)       (0.01)       (0.00)(b)     (0.03)
          (0.17)       (0.08)       (0.91)       (0.32)        (2.68)
             --           --        (0.01)       (0.01)           --
     ----------   ----------   ----------   ----------    ----------
          (0.18)       (0.12)       (0.93)       (0.33)        (2.71)
     ----------   ----------   ----------   ----------    ----------
     $    14.13   $    18.53   $    19.12   $    18.09    $    17.15
     ==========   ==========   ==========   ==========    ==========
         (22.76%)      (2.45%)      11.05%        7.51%         9.88%


           0.07%        0.24%       (0.02%)      (0.05%)        0.28%++
           2.05%        1.95%        1.95%        1.88%         1.84%++
             66%          88%          92%          61%           83%
     $    2,336   $    1,631   $      774   $      631    $       80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal

Notes to Financial Statements unaudited

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $64,768, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options

MainStay Value Fund

which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2003 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2002....................    (3,552)   $  (415,571)
Options--written............................................    (7,631)    (1,476,841)
Options--buybacks...........................................    10,035      1,697,958
                                                               -------    -----------
Options outstanding at June 30, 2003........................    (1,148)   $  (194,454)
                                                               =======    ===========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:
  Ordinary Income         $4,758,749
  Long-Term Gains          3,972,412
                          ----------
                          $8,731,161
                          ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager

MainStay Value Fund

also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2003 the Manager earned from the Fund $1,942,948.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,402 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $14,235, $126,007 and $733, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $1,275,727.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,757 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $43,256 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $64,572,136 were available to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $9,635,921 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $143,093 and $157,795, respectively.

MainStay Value Fund


As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $99,526,976. The Fund received $103,838,282 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                   JUNE 30, 2003*                   DECEMBER 31, 2002
                                             ---------------------------       ----------------------------
                                             CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                             -------   -------   -------       -------   -------   --------
Shares sold................................   1,432     1,122       115         6,321     2,723      169
Shares issued in reinvestment of dividends
  and distributions........................      13        --        --           141       456        1
                                             ------    ------     -----        ------    ------      ---
                                              1,445     1,122       115         6,462     3,179      170
Shares redeemed............................  (1,852)   (3,147)     (105)       (6,894)   (7,250)     (93)
                                             ------    ------     -----        ------    ------      ---
Net increase (decrease)....................    (407)   (2,025)       10          (432)   (4,071)      77
                                             ======    ======     =====        ======    ======      ===

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

         [THIS PAGE IS INTENTIONALLY LEFT BLANK IN THE PRINTED VERSION]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSV10-08/03
                                  NYLIM-A03793                  15

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
     JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              Portfolio Management Discussion and Analysis     3
                                                              Yields and Lipper Rankings as of 6/30/03         5
                                                              Portfolio of Investments                         6
                                                              Financial Statements                             9
                                                              Notes to Financial Statements                   14
                                                              The MainStay(R) Funds                           18

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

(/s/ STEPHEN C. ROUSSIN)
Stephen C. Roussin
July 2003

Portfolio Management Discussion and Analysis

During the first few months of 2003, the Iraqi crisis had a major influence on the financial markets. Both the equity and fixed-income markets experienced substantial performance swings on the back of diplomatic and military developments related to Iraq. Financial conditions improved during the second quarter, as major combat operations in Iraq came to a conclusion. Oil prices declined, and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

The Federal Reserve's Federal Open Market Committee, or FOMC, met four times during the first half of the year, lowering its targeted federal funds rate by 25 basis points to 1.00% on June 25, 2003. Interestingly, rates had already dropped sharply across the money-market yield curve following the release of the FOMC's May statement, which highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. As the June meeting approached, rates continued to fall as various Federal Reserve members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary posture.

Overall, the yield on the 3-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.85% on June 30, 2003, while 3-month LIBOR(1) declined from 1.38% to 1.11% over the same period.

PERFORMANCE REVIEW

For the seven-day period ended June 30, 2003, MainStay Money Market Fund provided a current yield of 0.49% and a seven-day effective yield of 0.49% for Class A, Class B, and Class C shares. For the six months ended June 30, 2003, the Fund returned 0.30% for Class A, Class B, and Class C shares.(2) All share classes outperformed the 0.26% return of the average Lipper(3) money market fund over the same period. All share classes also outperformed the 0.29% return of the iMoneyNet First Tier Retail Fund Average(4) for the six months ended June 30, 2003.

STRATEGIC POSITIONING
Throughout the first half of 2003, the Fund's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities as well as in high-quality instruments issued by finance, insurance and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency

-------
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

2. The current yield more closely reflects the current earnings of the Fund than the total return.

3. See footnote and table on page 5 for more information about Lipper.

4. The iMoneyNet First Tier Retail Fund Average is unmanaged and includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or an average.

and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD

The FOMC indicated in its June 25 news release that the Committee's concern over inflation falling from then-current levels was likely to predominate for the foreseeable future and reiterated that a further drop in inflation would be unwelcome. Given the current slack in the economy, we believe that it may take several quarters of above-trend economic growth to convince the Fed that deflationary pressures have eased and that raising the federal funds rate is in the best interests of the economy. In the meantime, we believe the Federal Reserve may be willing to reduce the federal funds rate again if upcoming data show the economy failing to respond sufficiently to monetary and fiscal stimulus.

At least for the time being, we intend to maintain the Fund's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 6/30/03

   FUND SEC YIELDS(1)

               7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD
    Class A           0.49%                   0.49%
    Class B           0.49%                   0.49%
    Class C           0.49%                   0.49%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/03
    Class A         176 out of   120 out of   n/a               91 out of
                    394 funds    273 funds                     188 funds
    Class B         176 out of   120 out of   73 out of         39 out of
                    394 funds    273 funds    156 funds         80 funds
    Class C         176 out of   n/a          n/a              121 out of
                    394 funds                                  279 funds
    Average Lipper
    money market
    fund            0.72%        3.47%        4.07%            4.93%

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS WILL FLUCTUATE.

   AN INVESTMENT IN MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 0.15%. The current yield is based on the 7-day period ending 6/30/03. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (100.1%)+

BANK NOTES (3.0%)
Bank One Corp. Chicago,
 Illinois Series CD
 1.16%, due 11/10/03 (c)....  $6,000,000       $  5,999,778
Citibank of North America
 0.95%, due 9/19/03 (c).....   6,000,000          6,000,000
 1.22%, due 8/19/03 (c).....   6,000,000          6,000,000
                                               ------------
                                                 17,999,778
                                               ------------
CERTIFICATES OF DEPOSIT (5.7%)
(Yankee Certificates of
 Deposit) (e)
Barclays Bank PLC NY
 1.215%, due 7/3/03 (c).....   6,000,000          5,999,995
 1.24%, due 8/4/03 (c)......   6,000,000          6,000,113
Bayerische Landesbank N. Y.
 1.23%, due 10/29/03 (c)....   6,000,000          6,001,382
Rabobank Nederland N.V. N.Y.
 1.20%, due 9/29/03 (c).....   6,000,000          5,999,689
Royal Bank of Canada
 1.875%, due 10/24/03 (c)...   4,000,000          4,008,797
UBS AG Stamford CT
 2.54%, due 9/17/03 (c).....   7,000,000          7,019,819
                                               ------------
                                                 35,029,795
                                               ------------
COMMERCIAL PAPER (40.6%)
American Express Credit
 Corp. 1.24%, due 7/22/03...   6,000,000          5,995,660
American General Finance
 Corp. 1.20%, due 9/8/03....   6,000,000          5,986,200
ANZ (DE), Inc.
 1.20%, due 7/30/03.........   3,400,000          3,396,713
 1.21%, due 7/7/03..........   4,450,000          4,449,103
Atlantis One Funding Corp.
 1.18%, due 10/15/03 (a)....   6,000,000          5,979,153
ChevronTexaco Corp.
 1.00%, due 7/31/03.........   5,600,000          5,595,333
Deutsche Bank Financial,
 Inc. 1.24%, due 7/1/03.....   5,000,000          5,000,000
European Investment Bank
 1.20%, due 7/15/03.........   6,000,000          5,997,200
General Electric Capital Co.
 1.25%, due 9/23/03.........   5,000,000          4,985,417
Goldman Sachs Group, Inc.
 0.63%, due 6/6/04..........   6,000,000          5,964,411
 1.26%, due
 7/7/03-11/17/03............  12,000,000         11,969,550
HBOS Treasury Services
 1.04%, due 12/8/03.........   6,000,000          5,972,400
 1.25%, due 8/6/03..........   4,850,000          4,843,937
ING U. S. Funding LLC
 1.18%, due 8/14/03.........   6,000,000          5,991,347
 1.22%, due 7/9/03..........   6,000,000          5,998,373
International Bank for
 Reconstruction &
 Development 0.92%, due
 7/21/03....................   6,500,000          6,496,678

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
International Business
 Machines Corp. 1.54%, due
 7/11/03....................  $6,000,000       $  5,997,433
KFW International Finance,
 Inc. 1.20%, due
 8/26/03-10/29/03...........  12,000,000         11,964,800
 1.24%, due 10/23/03........   3,000,000          2,988,220
 1.25%, due 9/9/03..........   2,300,000          2,294,410
Lloyds Bank PLC
 1.26%, due 7/28/03.........   6,000,000          5,994,330
Merck & Co. Inc.
 0.93%, due 9/12/03.........   6,375,000          6,362,978
Nationwide Building Society
 1.20%, due 7/8/03..........   6,000,000          5,998,600
 1.22%, due 8/7/03..........   6,000,000          5,992,477
Nestle Capital Corp.
 1.14%, due 9/15/03 (a).....   9,150,000          9,127,913
 1.17%, due 8/5/03 (a)......   6,000,000          5,993,175
Pfizer, Inc.
 0.90%, due 12/9/03 (a).....   6,000,000          5,975,850
Prudential Funding LLC
 0.98%, due 11/18/03........   6,000,000          5,977,133
 1.20%, due 8/1/03..........   6,000,000          5,993,800
 1.30%, due 7/25/03.........   6,000,000          5,994,800
Quebec Province
 0.91%, due 12/3/03.........   6,000,000          5,976,492
 1.17%, due 10/9/03.........   6,000,000          5,980,500
Royal Bank of Canada
 1.03%, due 9/19/03.........   6,000,000          5,986,267
 1.30%, due 7/21/03.........   2,575,000          2,573,140
Shell Finance (U.K.) PLC
 1.08%, due 7/18/03 (a).....   5,700,000          5,697,093
 1.20%, due 8/28/03 (a).....   6,000,000          5,988,400
Societe Generale N.A., Inc.
 1.15%, due 11/14/03........   6,000,000          5,973,933
 1.21%, due 7/15/03.........   6,000,000          5,997,177
Stander Hispano Finance
 1.25%, due 8/22/03.........   3,000,000          2,994,583
Svenska Handelsbanken AB
 1.03%, due 7/16/03.........   4,000,000          3,998,283
 1.21%, due 7/1/03..........   6,400,000          6,400,000
UBS Finance Delaware LLC
 1.18%, due 8/22/03.........   3,000,000          2,994,887
 1.20%, due 8/15/03.........   6,000,000          5,991,038
                                               ------------
                                                247,829,187
                                               ------------
CORPORATE BONDS (5.6%)
Bank of America Corp.
 6.625%, due 6/15/04 (c)....   4,254,000          4,480,838
First Security Corp.
 5.875%, due 11/1/03 (c)....   6,500,000          6,605,473
First Union Corp.
 6.625%, due 6/15/04 (c)....   5,000,000          5,267,465

-------
+ Percentages indicated are based on Fund net assets.

6
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
CORPORATE BONDS (CONTINUED)
Ford Credit Auto Owner Trust
 1.363%, due 10/15/03 (c)...  $  857,842       $    857,842
Metropolitan Life Insurance
 Co. Series EXL
 1.124%, due 4/28/04
 (a)(b)(c)..................   6,000,000          6,000,000
Morgan Stanley Dean Witter &
 Co. 5.625%, due 1/20/04
 (c)........................   6,000,000          6,152,081
Unilever Capital Corp.
 6.75%, due 11/1/03 (c).....   5,000,000          5,091,192
                                               ------------
                                                 34,454,891
                                               ------------
MEDIUM TERM NOTES (2.7%)
American Express Credit
 Corp. Series B
 1.35%, due 3/5/08 (b)(c)...   6,000,000          6,000,000
General Electric Capital Co.
 1.39%, due 5/7/04 (b)(c)...   6,000,000          6,006,638
Morgan Stanley Dean Witter &
 Co. 1.61%, due 2/2/04
 (b)(c).....................   4,300,000          4,307,632
                                               ------------
                                                 16,314,270
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (38.8%)
Federal Home Loan Banks
 (Discount Notes)
 0.92%, due 1/7/04..........   9,443,000          9,397,149
 1.11%, due 11/19/03........   9,000,000          8,960,872
 1.12%, due 8/8/03..........   6,100,000          6,092,756
 1.14%, due
 8/20/03-11/7/03............  20,975,000         20,922,535
 1.23%, due 7/29/03.........   6,450,000          6,443,830
 1.25%, due 10/22/03........  10,000,000          9,960,764
Federal Home Loan Mortgage
 Corp. (Discount Notes)
 1.12%, due 3/12/04.........   5,600,000          5,555,573
 1.16%, due 9/24/03.........   4,600,000          4,587,401
 1.17%, due 8/18/03.........   6,000,000          5,990,640
 1.18%, due 9/17/03.........   5,650,000          5,635,555
 1.20%, due 10/30/03........   5,800,000          5,776,533
 1.23%, due 7/17/03.........   6,000,000          5,996,720
 1.24%, due 12/15/03........   6,800,000          6,760,885
 1.27%, due 12/29/03........   7,000,000          6,955,303
 1.28%, due 9/10/03.........  10,600,000         10,573,123

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
 Association (Discount
 Notes)
 1.22%, due 8/13/03.........  $7,000,000       $  6,989,800
 1.23%, due
 7/14/03-10/17/03...........  32,100,000         32,049,051
 1.24%, due 7/16/03.........   6,000,000          5,996,900
 1.25%, due
 9/19/03-12/12/03...........   7,950,000          7,913,333
United States Treasury Bill
 (Discount Notes)
 1.06%, due 8/14/03.........   9,100,000          9,088,266
 1.07%, due 8/28/03.........  10,400,000         10,382,072
 1.10%, due 8/21/03.........   5,400,000          5,391,623
 1.12%, due 9/25/03.........   4,500,000          4,487,906
 1.13%, due 9/4/03..........   9,100,000          9,081,434
 1.14%, due
 9/11/03-9/18/03............  12,050,000         12,021,096
 1.17%, due 10/16/03........   7,800,000          7,772,991
 1.18%, due 10/9/03.........   6,700,000          6,678,132
                                               ------------
                                                237,462,243
                                               ------------
                                SHARES
                              -----------
INVESTMENT COMPANY (3.7%)
Merrill Lynch Premier
 Institutional Fund.........  22,821,669         22,821,669
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $611,911,833) (d)..........       100.1%       611,911,833
Liabilities in Excess
 of Cash and Other Assets...        (0.1)          (487,789)
                              -----------      ------------
Net Assets..................       100.0%      $611,424,044
                              ===========      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2003.
(c)  Coupon interest bearing security.
(d)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(e)  Yankee Certificates of Deposit are negotiable CDs issued in the U.S. by branches and agencies of foreign banks.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                 AMORTIZED
                                    COST       PERCENT+
                                ------------------------
INDUSTRY DIVERSIFICATION
Auto Leases...................  $   857,842        0.1%
Banks #.......................  195,326,647       32.0
Computer Systems..............    5,997,433        1.0
Conglomerates.................    4,985,417        0.8
Consumer Financial Services...    5,995,660        1.0
Diversified Financial
 Services.....................    6,006,638        1.0
Finance.......................   18,475,831        3.0
Food..........................    5,091,192        0.8
Foreign Government............   11,956,992        2.0
Health Care--Drugs............    5,975,850        1.0
Health Care--Medical
 Products.....................    6,362,978        1.1
Insurance.....................   29,951,933        4.9
Investment Bank/Brokerage.....   22,241,593        3.6
Investment Company............   22,821,669        3.7
Oil--Integrated Domestic......    5,595,334        0.9
Special Purpose Entity........   26,806,581        4.4
U.S. Government & Federal
 Agencies.....................  237,462,243       38.8
                                ------------     -----
                                611,911,833      100.1
Liabilities in Excess of Cash
 and Other Assets.............     (487,789)      (0.1)
                                ------------     -----
Net Assets....................  $611,424,044     100.0%
                                ============     =====

-------
+ Percentages indicated are based on Fund net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (amortized cost
  $611,911,833).............................................       $611,911,833
Cash........................................................             44,527
Receivables:
  Investment securities sold................................          6,007,449
  Fund shares sold..........................................          1,243,682
  Interest..................................................            685,877
Other assets................................................             44,793
                                                                   ------------
        Total assets........................................        619,938,161
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          5,595,178
  Fund shares redeemed......................................          1,904,113
  Transfer agent............................................            508,129
  Manager...................................................             74,630
  Custodian.................................................             12,326
  Trustees..................................................              5,041
Accrued expenses............................................            127,541
Dividend payable............................................            287,159
                                                                   ------------
        Total liabilities...................................          8,514,117
                                                                   ------------
Net assets..................................................       $611,424,044
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  2,162,994
  Class B...................................................          3,843,037
  Class C...................................................            108,044
Additional paid-in capital..................................        605,300,692
Accumulated net realized gain on investments................              9,277
                                                                   ------------
Net assets..................................................       $611,424,044
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $216,307,192
                                                                   ============
Shares of beneficial interest outstanding...................        216,299,437
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $384,311,908
                                                                   ============
Shares of beneficial interest outstanding...................        384,303,658
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 10,804,944
                                                                   ============
Shares of beneficial interest outstanding...................         10,804,368
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $4,370,892
                                                              ----------
Expenses:
  Manager...................................................   1,567,553
  Transfer agent............................................   1,455,798
  Shareholder communication.................................      66,622
  Registration..............................................      55,604
  Professional..............................................      53,956
  Recordkeeping.............................................      46,489
  Custodian.................................................      34,264
  Trustees..................................................      16,371
  Miscellaneous.............................................      11,371
                                                              ----------
    Total expenses before reimbursement.....................   3,308,028
Expense reimbursement from Manager and Subadvisor...........    (979,396)
                                                              ----------
    Net expenses............................................   2,328,632
                                                              ----------
Net investment income.......................................   2,042,260
                                                              ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................       5,895
                                                              ----------
Net increase in net assets resulting from operations........  $2,048,155
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2003*        2002
                                                              --------------   ---------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   2,042,260    $     8,361,500
  Net realized gain on investments..........................          5,895             26,655
                                                              -------------    ---------------
  Net increase in net assets resulting from operations......      2,048,155          8,388,155
                                                              -------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (723,542)        (2,899,885)
    Class B.................................................     (1,277,029)        (5,265,499)
    Class C.................................................        (41,689)          (196,116)
  From net realized gain on investments:
    Class A.................................................             --             (5,184)
    Class B.................................................             --             (8,975)
    Class C.................................................             --               (233)
                                                              -------------    ---------------
      Total dividends and distributions to shareholders.....     (2,042,260)        (8,375,892)
                                                              -------------    ---------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    411,448,151      1,088,735,323
    Class B.................................................    169,938,919        471,236,622
    Class C.................................................     34,563,452         55,296,456
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        520,807          2,527,921
    Class B.................................................      1,037,049          4,902,168
    Class C.................................................         27,864            152,853
                                                              -------------    ---------------
                                                                617,536,242      1,622,851,343
  Cost of shares redeemed:
    Class A.................................................   (416,769,628)    (1,093,968,714)
    Class B.................................................   (216,155,888)      (486,584,778)
    Class C.................................................    (34,993,822)       (60,948,200)
                                                              -------------    ---------------
      Decrease in net assets derived from capital share
       transactions.........................................    (50,383,096)       (18,650,349)
                                                              -------------    ---------------
      Net decrease in net assets............................    (50,377,201)       (18,638,086)
NET ASSETS:
Beginning of period.........................................  $ 661,801,245    $   680,439,331
                                                              -------------    ---------------
End of period...............................................  $ 611,424,044    $   661,801,245
                                                              =============    ===============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ----------------------------------------------------------------
                                                   2003+           2002          2001          2000          1999          1998
                                                 ----------      --------      --------      --------      --------      --------
Net asset value at beginning of period.....       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                  --------       --------      --------      --------      --------      --------
Net investment income......................           0.00(b)        0.01          0.04          0.06          0.05          0.05
Net realized gain on investments...........             --           0.00(b)         --            --            --            --
                                                  --------       --------      --------      --------      --------      --------
Total from investment operations...........           0.00(b)        0.01          0.04          0.06          0.05          0.05
                                                  --------       --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income................          (0.00)(b)      (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
 From net realized gain on investments.....             --          (0.00)(b)        --            --            --            --
                                                  --------       --------      --------      --------      --------      --------
Total dividends and distributions..........          (0.00)(b)      (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
                                                  --------       --------      --------      --------      --------      --------
Net asset value at end of period...........       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                  ========       ========      ========      ========      ========      ========
Total investment return (a)................           0.30%          1.22%         3.72%         5.87%         4.65%         5.01%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...................           0.61%++        1.20%         3.59%         5.71%         4.56%         4.90%
   Net expenses............................           0.70%++        0.70%         0.70%         0.70%         0.70%         0.70%
   Expenses (before reimbursement).........           0.99%++        0.94%         0.90%         0.89%         0.85%         0.93%
Net assets at end of period (in 000's).....       $216,307       $221,106      $223,807      $167,720      $189,336      $149,751

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                    Class C
    -----------------------------------------------------------------   ------------------------------------------------
    Six months                        Year ended                        Six months               Year ended
      ended                          December 31,                         ended                 December 31,
     June 30,    ----------------------------------------------------    June 30,    -----------------------------------
      2003+        2002       2001       2000       1999       1998       2003+       2002      2001      2000     1999
    ----------   --------   --------   --------   --------   --------   ----------   -------   -------   ------   ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00    $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
         0.00(b)     0.01       0.04       0.06       0.05       0.05       0.00(b)     0.01      0.04     0.06     0.05
           --        0.00(b)       --        --         --         --         --        0.00(b)     --       --       --
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
         0.00(b)     0.01       0.04       0.06       0.05       0.05       0.00(b)     0.01      0.04     0.06     0.05
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
        (0.00)(b)   (0.01)     (0.04)     (0.06)     (0.05)     (0.05)     (0.00)(b)   (0.01)    (0.04)   (0.06)   (0.05)
           --       (0.00)(b)       --       --         --         --         --       (0.00)(b)    --       --       --
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
        (0.00)(b)    (0.01)    (0.04)     (0.06)     (0.05)     (0.05)     (0.00)(b)   (0.01)    (0.04)   (0.06)   (0.05)
     --------    --------   --------   --------   --------   --------    -------     -------   -------   ------   ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00    $  1.00     $  1.00   $  1.00   $ 1.00   $ 1.00
     ========    ========   ========   ========   ========   ========    =======     =======   =======   ======   ======
         0.30%       1.22%      3.72%      5.87%      4.65%      5.01%      0.30%       1.22%     3.72%    5.87%    4.65%


         0.61%++     1.20%      3.59%      5.71%      4.56%      4.90%      0.61%++     1.20%     3.59%    5.71%    4.56%
         0.70%++     0.70%      0.70%      0.70%      0.70%      0.70%      0.70%++     0.70%     0.70%    0.70%    0.70%
         0.99%++     0.94%      0.90%      0.89%      0.85%      0.93%      0.99%++     0.94%     0.90%    0.89%    0.85%
     $384,312    $429,488   $439,927   $408,275   $458,391   $424,174    $10,805     $11,207   $16,706   $9,364   $2,154

       Class C
     ------------
     September 1*
       through
     December 31,
         1998
     ------------
        $ 1.00
        ------
          0.02
            --
        ------
          0.02
        ------
         (0.02)
            --
        ------
         (0.02)
        ------
        $ 1.00
        ======
          1.60%


          4.90%++
          0.70%++
          0.93%++
        $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Notes to Financial Statements unaudited

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income, expenses, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser

MainStay Money Market Fund

and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended June 30, 2003, the Manager earned from the Fund $1,567,553. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately. For the six months ending June 30, 2003, the Manager and Subadvisor reimbursed the Fund $489,698 each. The total reimbursement to the Fund was $979,396.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 2003, in the amount of $718,850.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $1,455,798.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,406 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $46,489 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

During the year ended December 31, 2002, for federal income tax purposes, the Fund utilized capital loss carryforwards of $8,881 to offset realized gains.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          SIX MONTHS ENDED                    YEAR ENDED
                                           JUNE 30, 2003*                  DECEMBER 31, 2002
                                   ------------------------------   -------------------------------
                                   CLASS A    CLASS B    CLASS C     CLASS A     CLASS B    CLASS C
                                   --------   --------   --------   ----------   --------   -------
Shares sold......................   411,448    169,939    34,563     1,088,735    471,237    55,296
Shares issued in reinvestment of
  dividends and distributions....       521      1,037        28         2,528      4,902       153
                                   --------   --------   -------    ----------   --------   -------
                                    411,969    170,976    34,591     1,091,263    476,139    55,449
Shares redeemed..................  (416,770)  (216,156)  (34,994)   (1,093,969)  (486,585)  (60,948)
                                   --------   --------   -------    ----------   --------   -------
Net decrease.....................    (4,801)   (45,180)     (403)       (2,706)   (10,446)   (5,499)
                                   ========   ========   =======    ==========   ========   =======

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. | No bank guarantee. | May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSMM10- 08/03
                                  NYLIM-A03777                   12

[RECYCLE GRAPHIC]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank
2

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003
                                                                               3

$10,000 Invested in MainStay
Research Value Fund versus Russell
1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -11.66%, 5 Years -0.36%, Since Inception -0.61%

[LINE GRAPH]

                                       MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
PERIOD-END                                      FUND                 INFLATION (CPI)(2)               INDEX(1)
----------                             -----------------------       ------------------          ------------------
6/1/98                                       $ 9,450.00                   $10,000.00                   $10,000.00
12/98                                          9,734.00                    10,117.00                    10,442.00
12/99                                         11,520.00                    10,387.00                    11,209.00
12/00                                         13,236.00                    10,738.00                    11,995.00
12/01                                         12,423.00                    10,904.00                    11,325.00
12/02                                          8,936.00                    11,169.00                     9,567.00
6/30/03                                        9,693.00                    11,292.00                    10,674.00

CLASS B SHARES Total Returns: 1 Year -11.70%, 5 Years -0.33%, Since Inception -0.41%

[LINE GRAPH]

                                       MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
PERIOD-END                                      FUND                 INFLATION (CPI)(2)               INDEX(1)
----------                             -----------------------       ------------------          ------------------
6/1/98                                        $10,000.00                   $10,000.00                   $10,000.00
12/98                                          10,250.00                    10,117.00                    10,442.00
12/99                                          12,050.00                    10,387.00                    11,209.00
12/00                                          13,741.00                    10,738.00                    11,995.00
12/01                                          12,801.00                    10,904.00                    11,325.00
12/02                                           9,137.00                    11,169.00                     9,567.00
6/30/03                                         9,796.00                    11,292.00                    10,674.00

CLASS C SHARES Total Returns: 1 Year -7.98%, 5 Years 0.03%, Since Inception
-0.23%

[LINE GRAPH]

                                           MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
PERIOD-END                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
----------                                 -----------------------       ------------------          ------------------
6/1/98                                           $10,000.00                   $10,000.00                   $10,000.00
12/98                                             10,250.00                    10,117.00                    10,442.00
12/99                                             12,080.00                    10,387.00                    11,209.00
12/00                                             13,741.00                    10,738.00                    11,995.00
12/01                                             12,801.00                    10,904.00                    11,325.00
12/02                                              9,137.00                    11,169.00                     9,567.00
6/30/03                                            9,883.00                    11,292.00                    10,674.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2003, the U.S. stock market gained ground after three consecutive years of declines. Still, within the six-month period, the broad equity markets saw two distinct performance trends.

U.S. equities trended downward from mid-January through early March, as geopolitical tensions rose, oil prices increased, and labor markets disappointed. Beginning in mid-March, the U.S. stock market rallied significantly through mid-June. The advance was sustained by an increase in consumer confidence and by a modestly improved outlook for corporate earnings. Real gross domestic product advanced 1.4% in the first quarter of 2003, and according to advance estimates by the Bureau of Economic Analysis, real GDP grew at a seasonally adjusted annual rate of 2.4% in the second quarter.

Although inflation remained in check during the first half of the year, in May and June, the Federal Reserve expressed concerns over the possibility of unwanted deflation. On June 25, 2003, the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points to a low 1.0%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Research Value Fund returned 8.47% for Class A shares and 8.17% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 12.33% return of the average Lipper(1) multi-cap value fund over the same period. All share classes also underperformed the 11.57% return of the Russell 1000(R) Value Index(2) for the six months ended June 30, 2003.

The Fund's relative performance was primarily the result of defensive portfolio positioning. We continue to believe that this stance was warranted, based on the relatively high--and rising--valuation levels in the stock market. The Fund's investments in the materials and information technology sectors made the most significant positive contributions to relative performance during the semiannual period, but were not enough to outweigh the drag on relative performance from investments in the consumer discretionary and utilities sectors. Throughout the reporting period, we strictly adhered to the Fund's fundamental research disciplines and portfolio diversification guidelines.
-------

1. See footnote and table on page 11 for more information about Lipper Inc.


2. See footnote on page 5 for more information about the Russell 1000(R) Value Index.
6

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                          [BAR CHART]


PERIOD-END                                     TOTAL RETURN %
----------                                     --------------
12/98                                                   3
12/99                                               18.35
12/00                                               14.89
12/01                                               -6.14
12/02                                              -28.07
6/03                                                 8.47

See footnote 1 on page 11 for more information on performance.


CLASS B AND CLASS C SHARES

                          [BAR CHART]


PERIOD-END                                     TOTAL RETURN %
----------                                     --------------
12/98                                                2.50
12/99                                               17.56
12/00                                               14.03
12/01                                               -6.84
12/02                                              -28.62
6/03                                                 8.17

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 11 for more information on performance.


STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the six months ended June 30, 2003, were spread across several economic sectors.

Beckman Coulter (+38.3%),(3) a leading player in clinical diagnostics and a major supplier to the genome-science segment of the marketplace, saw its share price rise during the first half of the year, primarily based on strong first-quarter reports. In our view, the company continues to be compelling on a relative-valuation basis.

-------

3. Percentages reflect the total return performance of indicated securities for the six months ended June 30, 2003. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

Xerox (+31.5%), a major player in the office-equipment business, improved operating efficiencies through cost cutting, asset sales, and refinancing of the company's debt under the leadership of CEO Anne Mulcahy. Concerns about the company's past accounting difficulties have largely abated.

During the reporting period, FleetBoston Financial (+25.4%), like many of its large banking peers, benefited primarily from the low interest-rate environment. Investor concerns about the company's Latin American loan book appeared to have subsided, and FleetBoston Financial further gained investor confidence by focusing on organic growth in its core businesses.

Some of the Fund's holdings that showed weak performance were J.C. Penney (-25.9%), Baxter International (-7.1%), and Energy East (-3.7%).

Progress in the turnaround of J.C. Penney's department-store business was more than offset by continuing weakness in the company's Eckerd drugstore chain. An uncertain outlook for consumer spending also hurt J.C. Penney's share price. We continued to hold the stock in the Fund's portfolio, since we believe that management efforts may help improve operating performance. We believe the company would be well served to sell Eckerd and focus on its core department-store business.

Baxter International, through its subsidiaries, provides critical therapies for people with life-threatening conditions. In February 2003, the company's management reduced earnings estimates for the first quarter and lowered earnings guidance for the year, citing excess supply in the global plasma products market as a particular area of concern. Market reaction to this news was extremely negative. We continue to have conviction in the prospects for this company, however, and believe that Baxter International's market leadership and recent valuations support the company's potential for outperformance over the long term.

Energy East is an electric utility in the transmission and distribution business in New York State. During the first half of 2003, a negative court decision on rates affected the company's subsidiary Rochester Gas & Electric. The case is currently being appealed. We continue to like the defensive characteristics of Energy East, including the stock's 5.0% dividend yield. Despite the apparent shift of investor sentiment away from traditional power utilities and toward higher-growth merchant power companies, we maintained the Fund's position in this stock.

STRATEGIC MANAGEMENT DECISIONS

We sold the Fund's entire position in AT&T in early January 2003. When AT&T sold its cable television assets to Comcast, we became less comfortable with AT&T as a pure-play long-distance carrier. Increasing competition and decreasing profit margins in the long-distance telephone business affected our decision. By
-------

4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
8
selling the stock in January, we successfully avoided nearly all of AT&T's 24% share price decline during the first half of the year. We used the proceeds from the sale to add to the Fund's holdings in paper & forest products giant Weyerhauser and oil & gas company ConocoPhillips. While consideration was given to several valuation factors in these purchase decisions, we were particularly attracted to the price/earnings ratios and dividend yields of these holdings.

At the end of the six-month period, the Fund's portfolio remained broadly neutral to the sector weightings of the S&P 500 Index,(4) with a few notable exceptions. As was the case at the end of 2002, we continued to have a meaningfully underweighted position in the information technology sector. We also continued to overweight energy, telecommunication services, and utilities in the portfolio. During the second quarter, Wal-Mart's stock was reclassified within the S&P 500 Index, moving from consumer discretionary to consumer staples. As a result of this change in sector composition, the portfolio ended the second quarter of 2003 with a modestly underweighted position in both the consumer discretionary and consumer staples sectors.

LOOKING AHEAD

Our outlook for the U.S. stock market remains cautious, especially in light of recent advances. High valuation levels and the moderate growth trajectory of the economy have left us concerned about whether the second-quarter rally can be sustained. The stock market's trailing price/earnings ratio is currently more than twice the long-term historical average, and the market's dividend yield is less than half the long-term historical average. We believe that corporate earnings and real gross domestic product are likely to continue on a modest upward trend, but to date, there have been no signs of improvement in net job creation. Even so, we continue to find stocks that are trading at significantly lower multiples than the average for the S&P 500 Index. Some of these stocks represent attractive relative value.

Going forward, we expect to remain relatively defensive in positioning the Fund. We view the current investment environment as a stock-picker's market, and when considering new purchases for the Fund, we intend to focus primarily on high-quality, dividend-paying companies with strong balance sheets and ample cash-flow generation. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Jordan L. Irving
Anthony A. Lombardi
D. Tysen Nutt, Jr.
Robert A. Vogel, Jr.
Portfolio Managers
Mercury Advisors
10

Returns and Lipper Rankings as of 6/30/03


   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                      SINCE INCEPTION
                             1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A                  -6.52%        0.77%          0.50%
    Class B                  -7.06%        0.03%         -0.23%
    Class C                  -7.06%        0.03%         -0.23%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                                      SINCE INCEPTION
                             1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A                 -11.66%        -0.36%        -0.61%
    Class B                 -11.70%        -0.33%        -0.41%
    Class C                  -7.98%        0.03%         -0.23%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                      SINCE INCEPTION
                             1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A                453 out of    132 out of    139 out of
                           492 funds     243 funds     239 funds
    Class B                464 out of    151 out of    158 out of
                           492 funds     243 funds     239 funds
    Class C                464 out of       n/a        168 out of
                           492 funds                   246 funds
    Average Lipper
    multi-cap value fund     -0.50%        1.64%           1.74%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $9.09       $0.0000      $0.0000
    Class B     $8.74       $0.0000      $0.0000
    Class C     $8.74       $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

MainStay Research Value Fund
Portfolio of Investments June 30, 2003 unaudited

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.3%)+

AEROSPACE & DEFENSE (3.4%)
Boeing Co. (The)................    50,753       $ 1,741,843
                                                 -----------
BANKS (14.6%)
FleetBoston Financial Corp. ....    52,261         1,552,674
Huntington Bancshares, Inc. ....    79,131         1,544,637
Marshall & Ilsley Corp. ........    48,485         1,482,671
Wachovia Corp. .................    37,717         1,507,172
Washington Mutual, Inc. ........    35,759         1,476,847
                                                 -----------
                                                   7,564,001
                                                 -----------
COMPUTERS & PERIPHERALS (6.3%)
Hewlett-Packard Co. ............    78,387         1,669,643
International Business Machines
 Corp. .........................    19,284         1,590,930
                                                 -----------
                                                   3,260,573
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.1%)
SBC Communications, Inc. .......    63,217         1,615,194
Verizon Communications, Inc. ...    40,021         1,578,829
                                                 -----------
                                                   3,194,023
                                                 -----------
ELECTRIC UTILITIES (3.0%)
FPL Group, Inc. ................    23,703         1,584,546
                                                 -----------

FOOD PRODUCTS (5.8%)
Archer-Daniels-Midland Co. .....   120,529         1,551,208
ConAgra Foods, Inc. ............    62,977         1,486,257
                                                 -----------
                                                   3,037,465
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (6.2%)
Baxter International, Inc. .....    64,748         1,683,448
Beckman Coulter, Inc. ..........    37,772         1,535,054
                                                 -----------
                                                   3,218,502
                                                 -----------
HOUSEHOLD PRODUCTS (2.8%)
Kimberly-Clark Corp. ...........    28,153         1,467,897
                                                 -----------

INSURANCE (6.2%)
Allstate Corp. (The)............    41,281         1,471,668
Hartford Financial Services
 Group, Inc. (The)..............    34,656         1,745,276
                                                 -----------
                                                   3,216,944
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (2.7%)
Mattel, Inc. ...................    75,447         1,427,457
                                                 -----------

MACHINERY (3.1%)
Ingersoll-Rand Co. Class A......    34,033         1,610,442
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
MULTILINE RETAIL (3.0%)
J.C. Penney Co., Inc. ..........    92,128       $ 1,552,357
                                                 -----------

MULTI-UTILITIES & UNREGULATED POWER (2.9%)
Energy East Corp. ..............    73,820         1,532,503
                                                 -----------

OFFICE ELECTRONICS (3.0%)
Xerox Corp. (a).................   147,547         1,562,523
                                                 -----------

OIL & GAS (8.9%)
ChevronTexaco Corp. ............    21,788         1,573,094
ConocoPhillips..................    27,419         1,502,561
ExxonMobil Corp. ...............    43,010         1,544,489
                                                 -----------
                                                   4,620,144
                                                 -----------
PAPER & FOREST PRODUCTS (3.1%)
Weyerhaeuser Co. ...............    29,524         1,594,296
                                                 -----------

PHARMACEUTICALS (9.1%)
Abbott Laboratories.............    35,123         1,536,983
Merck & Co., Inc. ..............    26,013         1,575,087
Wyeth...........................    35,291         1,607,505
                                                 -----------
                                                   4,719,575
                                                 -----------
ROAD & RAIL (5.8%)
Burlington Northern Santa Fe
 Corp. .........................    50,621         1,439,661
Union Pacific Corp. ............    26,957         1,564,045
                                                 -----------
                                                   3,003,706
                                                 -----------
SPECIALTY RETAIL (3.3%)
Limited Brands..................   109,761         1,701,295
                                                 -----------
Total Investments (Cost
 $49,030,728) (b)...............      99.3%       51,610,092(c)
Cash and Other Assets,
 Less Liabilities...............       0.7           370,614
                                   -------       -----------
Net Assets......................     100.0%      $51,980,706
                                   =======       ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $49,049,684.
(c)  At June 30, 2003, net unrealized appreciation was
     $2,560,408, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $3,762,210 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,201,802.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $49,030,728)..............................................       $ 51,610,092
Cash........................................................              4,095
Receivables:
  Investment securities sold................................            850,044
  Fund shares sold..........................................            328,663
  Dividends.................................................             85,641
Other assets................................................             17,301
                                                                   ------------
        Total assets........................................         52,895,836
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            713,062
  Fund shares redeemed......................................             54,973
  Transfer agent............................................             40,253
  Manager...................................................             31,608
  NYLIFE Distributors.......................................             27,814
  Shareholder Communication.................................             23,511
  Custodian.................................................                885
Accrued expenses............................................             23,024
                                                                   ------------
        Total liabilities...................................            915,130
                                                                   ------------
Net assets..................................................       $ 51,980,706
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     26,610
  Class B...................................................             23,509
  Class C...................................................              8,283
Additional paid-in capital..................................         64,969,636
Accumulated undistributed net investment income.............            110,529
Accumulated net realized loss on investments................        (15,737,225)
Net unrealized appreciation on investments..................          2,579,364
                                                                   ------------
Net assets..................................................       $ 51,980,706
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 24,201,962
                                                                   ============
Shares of beneficial interest outstanding...................          2,661,030
                                                                   ============
Net asset value per share outstanding.......................       $       9.09
Maximum sales charge (5.50% of offering price)..............               0.53
                                                                   ------------
Maximum offering price per share outstanding................       $       9.62
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 20,541,469
                                                                   ============
Shares of beneficial interest outstanding...................          2,350,949
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.74
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  7,237,275
                                                                   ============
Shares of beneficial interest outstanding...................            828,287
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.74
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  576,521
  Interest..................................................       1,063
                                                              ----------
    Total income............................................     577,584
                                                              ----------
Expenses:
  Manager...................................................     188,704
  Transfer agent............................................     119,159
  Distribution--Class B.....................................      70,354
  Distribution--Class C.....................................      19,294
  Service--Class A..........................................      25,619
  Service--Class B..........................................      23,451
  Service--Class C..........................................       6,431
  Shareholder communication.................................      18,294
  Registration..............................................      17,746
  Professional..............................................      14,957
  Recordkeeping.............................................       9,053
  Amortization of organization expense......................       5,633
  Custodian.................................................       4,885
  Trustees..................................................       2,240
  Miscellaneous.............................................      10,174
                                                              ----------
    Total expenses before reimbursement.....................     535,994
Expense reimbursement from Manager..........................     (68,939)
                                                              ----------
    Net expenses............................................     467,055
                                                              ----------
Net investment income.......................................     110,529
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     274,210
Net change in unrealized depreciation on investments........   3,581,446
                                                              ----------
Net realized and unrealized gain on investments.............   3,855,656
                                                              ----------
Net increase in net assets resulting from operations........  $3,966,185
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2003*           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment gain (loss)................................  $   110,529    $   (94,708)
  Net realized gain (loss) on investments...................      274,210    (15,895,812)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    3,581,446     (1,420,991)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    3,966,185    (17,411,511)
                                                              -----------    -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................           --        (29,926)
    Class B.................................................           --        (33,343)
    Class C.................................................           --         (6,670)
                                                              -----------    -----------
      Total distributions to shareholders...................           --        (69,939)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    6,953,343      7,500,281
    Class B.................................................    2,602,574      4,990,637
    Class C.................................................    3,641,432      2,164,087
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................           --         27,070
    Class B.................................................           --         27,824
    Class C.................................................           --          2,853
                                                              -----------    -----------
                                                               13,197,349     14,712,752
  Cost of shares redeemed:
    Class A.................................................   (3,209,489)    (4,983,316)
    Class B.................................................   (2,539,181)    (6,310,427)
    Class C.................................................     (664,044)    (2,460,364)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    6,784,635        958,645
                                                              -----------    -----------
      Net increase (decrease) in net assets.................   10,750,820    (16,522,805)
NET ASSETS:
Beginning of period.........................................   41,229,886     57,752,691
                                                              -----------    -----------
End of period...............................................  $51,980,706    $41,229,886
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  period....................................................  $   110,529    $        --
                                                              ===========    ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months                                                            June 1*
                                                   ended                    Year ended December 31,                    through
                                                  June 30,       ----------------------------------------------      December 31,
                                                   2003+          2002         2001         2000         1999            1998
                                                 ----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period.....       $  8.38        $ 11.67      $ 12.56      $ 11.62      $ 10.30        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss) (a)...........          0.03           0.02         0.01         0.00(b)     (0.03)         (0.07)
Net realized and unrealized gain (loss) on
 investments...............................          0.68          (3.30)       (0.78)        1.70         1.90           0.37
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations...........          0.71          (3.28)       (0.77)        1.70         1.87           0.30
                                                  -------        -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on investments.....            --          (0.01)       (0.12)       (0.76)       (0.37)            --
 In excess of net realized gain on
   investments.............................            --             --           --           --        (0.18)            --
                                                  -------        -------      -------      -------      -------        -------
Total distributions to shareholders........            --          (0.01)       (0.12)       (0.76)       (0.55)            --
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period...........       $  9.09        $  8.38      $ 11.67      $ 12.56      $ 11.62        $ 10.30
                                                  =======        =======      =======      =======      =======        =======
Total investment return (c)................          8.47%        (28.07%)      (6.14%)      14.89%       18.35%          3.00%
Ratios (to average net assets)
 Supplemental Data:
   Net investment income (loss)............          0.09%++        0.24%        0.05%        0.06%       (0.33%)        (1.48%)++
   Net expenses............................          1.70%++        1.70%        1.74%        1.80%        1.80%          3.15%++
   Expenses (before reimbursement).........          2.01%++        1.91%        1.74%        1.89%        2.14%          3.15%++
Portfolio turnover rate....................             5%           120%          44%          60%          63%            53%
Net assets at end of period (in 000's).....       $24,202        $18,532      $23,360      $22,619      $13,987        $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

                                 Class B                                                     Class C
    -----------------------------------------------------------------   --------------------------------------------------
    Six months                                             June 1*      Six months
      ended             Year ended December 31,            through        ended             Year ended December 31,
     June 30,    -------------------------------------   December 31,    June 30,    -------------------------------------
      2003+       2002      2001      2000      1999         1998         2003+       2002      2001      2000      1999
    ----------   -------   -------   -------   -------   ------------   ----------   -------   -------   -------   -------
     $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25     $ 10.00       $  8.08     $ 11.34   $ 12.30   $ 11.48   $ 10.25
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
       (0.01)      (0.05)    (0.08)    (0.08)    (0.09)      (0.10)        (0.01)     (0.05)     (0.08)    (0.08)    (0.09)
        0.67       (3.20)    (0.76)     1.66      1.87        0.35          0.67      (3.20)     (0.76)     1.66      1.87
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
        0.66       (3.25)    (0.84)     1.58      1.78        0.25          0.66      (3.25)     (0.84)     1.58      1.78
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
          --       (0.01)    (0.12)    (0.76)    (0.37)         --            --      (0.01)     (0.12)    (0.76)    (0.37)
          --          --        --        --     (0.18)         --            --          --        --        --     (0.18)
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
          --       (0.01)    (0.12)    (0.76)    (0.55)         --            --      (0.01)     (0.12)    (0.76)    (0.55)
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
     $  8.74     $  8.08   $ 11.34   $ 12.30   $ 11.48     $ 10.25       $  8.74     $  8.08   $ 11.34   $ 12.30   $ 11.48
     =======     =======   =======   =======   =======     =======       =======     =======   =======   =======   =======
        8.17%     (28.62%)   (6.84%)   14.03%    17.56%       2.50%         8.17%     (28.62%)   (6.84%)   14.03%    17.56%
        0.84%++    (0.51%)   (0.70%)   (0.69%)   (1.08%)     (2.23%)++      0.84%++    (0.51%)   (0.70%)   (0.69%)   (1.08%)
        2.45%++     2.45%     2.49%     2.55%     2.55%       3.90%++       2.45%++     2.45%     2.49%     2.55%     2.55%
        2.76%++     2.66%     2.49%     2.64%     2.89%       3.90%++       2.76%++     2.66%     2.49%     2.64%     2.89%
           5%        120%       44%       60%       63%         53%            5%        120%       44%       60%       63%
     $20,541     $18,961   $28,562   $23,087   $10,176     $ 4,589       $ 7,237     $ 3,737   $ 5,831   $ 4,345   $ 1,146

        Class C
     -------------
     September 1**
        through
     December 31,
         1998
     -------------
        $  8.30
        -------
          (0.06)
           2.01
        -------
           1.95
        -------
             --
             --
        -------
             --
        -------
        $ 10.25
        =======
          23.49%
          (2.23%)++
           3.90%++
           3.90%++
             53%
        $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied
18

Notes to Financial Statements unaudited



through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and were amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

      Distributions paid from long-term capital gains         $69,939

MainStay Research Value Fund




SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury" or the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $188,704 and reimbursed the Fund $68,939.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.
20

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,193 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $866, $23,410 and $701, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003, amounted to $119,159.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, New York Life held shares of Class A with a net asset value of $9,231,031. This represents 38.1% of the net assets at period end for Class A.

MainStay Research Value Fund




OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $442 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $9,053 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $3,613,247 were available, to the extent provided by the regulations, to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat, for federal income tax purposes, $12,379,232 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $10,762 and $2,183, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.
22

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                             YEAR ENDED
                                                JUNE 30, 2003*                           DECEMBER 31, 2002
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    835           320           448           731           511           220
Shares issued in reinvestment of
  distributions.....................     --            --            --             3             3            --
                                       ----          ----           ---          ----          ----          ----
                                        835           320           448           734           514           220
Shares redeemed.....................   (385)         (315)          (82)         (525)         (687)         (272)
                                       ----          ----           ---          ----          ----          ----
Net increase (decrease).............    450             5           366           209          (173)          (52)
                                       ====          ====           ===          ====          ====          ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.
24

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSRV10-08/03
                                  NYLIM-A03883                                22

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE(R) Index--Class A, Class
                                                              B, and Class C Shares                            4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank
2

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


$10,000 Invested in MainStay International
Equity Fund versus Morgan Stanley
Capital International EAFE(R) Index

CLASS A SHARES
Total Returns: 1 Year -5.50%, 5 Years -2.62%, Since Inception 2.14%

                                         [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY
PERIOD END                                                                   FUND                       MSCI EAFE INDEX(1)
----------                                                     -----------------------------            ------------------
9/13/94                                                                 $  9,450.00                          $10,000.00
                                                                           9,233.00                            9,586.00
                                                                           9,718.00                           10,661.00
                                                                          10,669.00                           11,305.00
                                                                          11,151.00                           11,506.00
                                                                          13,400.00                           13,807.00
                                                                          17,091.00                           17,530.00
                                                                          13,447.00                           15,047.00
                                                                          11,336.00                           11,820.00
                                                                          10,863.00                            9,936.00
6/30/03                                                                   12,046.00                           10,877.00

CLASS B SHARES
Total Returns: 1 Year -5.81%, 5 Years -2.56%, Since Inception 2.07%

                                          [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY
PERIOD END                                                                   FUND                        MSCI EAFE INDEX(1)
----------                                                     -----------------------------            ------------------
9/13/94                                                                  $10,000.00                          $10,000.00
                                                                           9,770.00                            9,586.00
                                                                          10,187.00                           10,661.00
                                                                          11,109.00                           11,305.00
                                                                          11,529.00                           11,506.00
                                                                          13,759.00                           13,807.00
                                                                          17,418.00                           17,530.00
                                                                          13,637.00                           15,047.00
                                                                          11,408.00                           11,820.00
                                                                          10,843.00                            9,936.00
6/30/03                                                                   11,973.00                           10,877.00

CLASS C SHARES
Total Returns: 1 Year -1.84%, 5 Years -2.21%, Since Inception 2.07%

                                          [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY
PERIOD END                                                                FUND                        MSCI EAFE INDEX(1)
----------                                                   -----------------------------            ------------------
9/13/94                                                                  $10,000.00                        $10,000.00
                                                                           9,770.00                          9,586.00
                                                                          10,187.00                         10,661.00
                                                                          11,109.00                         11,305.00
                                                                          11,529.00                         11,506.00
                                                                          13,759.00                         13,807.00
                                                                          17,418.00                         17,530.00
                                                                          13,637.00                         15,047.00
                                                                          11,395.00                         11,820.00
                                                                          10,843.00                          9,936.00
6/30/03                                                                   11,974.00                         10,877.00

4

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
                                                                               5

Portfolio Management Discussion and Analysis

During the six months ended June 30, 2003, most developed international equity markets provided positive returns in both U.S. dollar terms and local currency terms.

During the first half of the year, market advances were broad based. Most sectors rebounded sharply from their lows in March 2003. Overall, consumer staples was the weakest sector, barely eking out a positive return for the six months ended June 30, 2003. Stocks in the technology, media, and telecom sectors(1) were the best performers for the reporting period, despite expectations of lackluster sustainable earnings in these portions of the market. As a result, valuations may have become stretched.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay International Equity Fund returned 10.88% for Class A shares and 10.43% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 8.60% return of the average Lipper(2) international fund over the same period. All shares also outperformed the 9.47% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Index(3) for the six months ended June 30, 2003.

As of June 30, 2003, all share classes of MainStay International Equity Fund received an overall rating of four stars out of 682 foreign stock funds by Morningstar.(4) All share classes were rated four stars out of 682 foreign stock funds for the one-year period then ended, and Class A and Class B shares were rated four stars out of 524 foreign stock funds for the five-year period then ended.

We attribute the Fund's strong relative performance to our bottom-up investment process, which pointed the portfolio toward companies with solid franchises and reasonable valuations.

STRONG AND WEAK PERFORMERS

Among the stocks that added the most value to the Fund in the first half of 2003 was Iberdrola (+15.16%),(5) one of Spain's major electricity generation and distribution companies. The company is successfully implementing a five-year restructuring plan by divesting noncore assets and focusing on the businesses it knows best.

Next (+42.64%) is a retail apparel merchant with 331 stores in the U.K. The company's stock provided strong performance for the Fund during the reporting period. We believe that consumer spending is likely to remain strong as long as British interest rates and unemployment rates remain low, which may help Next. These considerations, however, are largely reflected in the share price, and we are preparing to take profits.

-------


1. MainStay typically reports sectors using the Global Industry Classification Standard (GICS), but the Dow Jones Global Classification Standard is also widely used. The technology, media, and telecom (TMT) sectors as defined by the latter standard bear a rough correspondence to the information technology sector, the media industry group, and the telecommunication services sector as defined by GICS. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into a sector or an index.

2. See footnote and table on page 10 for more information about Lipper Inc.

3. See footnote on page 5 for more information about the MSCI EAFE Index.

4. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

5. Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                      [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
12/00                                                                           -21.32
12/01                                                                           -15.70
12/02                                                                            -4.12
6/03                                                                             10.88

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 10 for more information on performance.


CLASS B SHARES
                                       [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.34
12/02                                                                            -4.95
6/03                                                                             10.43

See footnote on page 10 for more information on performance.

Banco Popular Espanol (+15.05%) is a regional Spanish bank that accounted for 2.8% of the Fund's net assets on June 30, 2003. Not only did the company benefit from a recent surge in loan demand, it managed to increase profits when competitors reported declines. We continue to hold the stock in the Fund's portfolio.

CLASS C SHARES
                                            [BAR CHART]

PERIOD END                                                                   TOTAL RETURN %
----------                                                                   --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.44
12/02                                                                            -4.85
6/03                                                                             10.43

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 10 for more information on performance.


Not all of the Fund's holdings had positive results during the reporting period. Rentokil Initial (-11.94%), a business-services company, saw its stock price decline when the market saw rotation out of stable industry groups into more-cyclical ones. We believe the company is well positioned in its many service areas and at midyear, the Fund continued to hold 3.8% of its net assets in the stock.

Nintendo (-20.72%), a global marketer of entertainment hardware and software, also detracted from the Fund's performance during the reporting period. The introduction of Microsoft's XBOX brought fierce competition, and since expectations for the hand-held entertainment market have been lowered, we are carefully reviewing Nintendo's future profit potential.

SECTOR WEIGHTINGS

While the market has favored cyclical and high-beta stocks of late, we have not found valuations attractive relative to the Fund's holdings. That being so, at the end of June 2003, the Fund's bottom-up stock selection process had resulted in significantly overweighted positions in defensive sectors, such as consumer staples and utilities and a slightly overweighted position in industrials. At the same time, the Fund's process had resulted in underweighted positions in the telecommunication services, information technology, and energy sectors. As of June 30, 2003, the Fund was market weighted in financials.

The Fund uses a bottom-up stock selection process that evaluates equities one-by-one. It does not rely on a top-down assessment of the relative potential of different countries or economies. During the reporting period, however, the Fund's bottom-up process identified more-compelling investments in Europe and parts of Asia outside of Japan than it did in Japanese stocks. As a result, at midyear the Fund was underweighted in Japan relative to the MSCI EAFE Index.

LOOKING AHEAD

Whatever individual markets or the global economy may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

Rupal J. Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 6/30/03
Class A                 0.00%       -1.51%          2.80%
Class B                -0.85%       -2.21%          2.07%
Class C                -0.85%       -2.21%          2.07%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 6/30/03
Class A                -5.50%       -2.62%          2.14%
Class B                -5.81%       -2.56%          2.07%
Class C                -1.84%       -2.21%          2.07%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                SINCE INCEPTION
                       1 YEAR       5 YEARS     THROUGH 6/30/03
Class A               39 out of    108 out of        68 out of
                     818 funds     461 funds        180 funds
Class B               57 out of    130 out of        74 out of
                     818 funds     461 funds        159 funds
Class C               57 out of    n/a              161 out of
                     818 funds                      467 funds
Average Lipper
international fund    -7.98%         -3.79%         1.95%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                    NAV 6/30/03     INCOME      CAPITAL GAINS
Class A                $9.68        $0.0000        $0.0000
Class B                $9.32        $0.0000        $0.0000
Class C                $9.32        $0.0000        $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/03.
10

Portfolio of Investments June 30, 2003 unaudited

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (88.6%)+

AUSTRALIA (0.4%)
Promina Group, Ltd. (insurance)
 (a)............................    219,400       $   347,252
                                                  -----------

BELGIUM (2.7%)
Electrabel, S.A.
 (utilities-electrical & gas)...      9,827         2,504,105
                                                  -----------

DENMARK (2.3%)
Danske Bank A/S (banking).......    110,705         2,155,891
                                                  -----------
FRANCE (1.2%)
BNP Paribas, S.A. (banking).....     17,880           908,563
Total, S.A. (energy sources)....      1,500           226,684
                                                  -----------
                                                    1,135,247
                                                  -----------
GERMANY (8.5%)
Bayerische Motoren Werke AG
 (automobiles)..................     92,988         3,571,884
Deutsche Boerse AG (financial
 services)......................     64,721         3,411,396
Schering AG (health & personal
 care)..........................     19,338           943,789
                                                  -----------
                                                    7,927,069
                                                  -----------
HONG KONG (5.2%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...  1,173,000         4,602,861
Sun Hung Kai Properties, Ltd.
 (real estate)..................     44,200           223,320
                                                  -----------
                                                    4,826,181
                                                  -----------
INDIA (1.4%)
HDFC Bank, Ltd. ADR (financial
 services) (c)..................     26,495           496,781
ITC, Ltd. GDR (beverages &
 tobacco) (b)(d)................     46,500           766,846
                                                  -----------
                                                    1,263,627
                                                  -----------
IRELAND (3.2%)
Anglo Irish Bank Corp. PLC
 (banking)......................     30,900           188,775
Bank of Ireland (banking).......    215,703         2,603,354
Irish Life & Permanent PLC
 (insurance)....................     17,500           188,903
                                                  -----------
                                                    2,981,032
                                                  -----------
ITALY (4.7%)
Eni S.p.A. (energy sources).....     70,100         1,060,176
Eni S.p.A. ADR (energy sources)
 (c)............................      2,700           205,308
Snam Rete Gas S.p.A. (utilities-
 electrical & gas)..............    798,395         3,135,582
                                                  -----------
                                                    4,401,066
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
JAPAN (8.9%)
Canon, Inc. (data processing &
 reproduction)..................     56,000       $ 2,569,727
Canon, Inc. ADR (data processing
 & reproduction) (c)............     15,223           694,930

FANUC, Ltd. (electronic
 components & instruments)......      4,100           203,165
Mabuchi Motor Co., Ltd.
 (electronic components &
 instruments)...................      6,000           458,713
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)...................     11,100           436,327
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     34,900         2,537,389
Nitto Denko Corp. (chemicals)...      7,300           238,926
Takeda Chemical Industries, Ltd.
 (health & personal care).......     29,700         1,095,740
                                                  -----------
                                                    8,234,917
                                                  -----------
NETHERLANDS (10.6%)
Euronext N.V. (financial
 services)......................     89,685         2,223,549
Reed Elsevier N.V. (broadcasting
 & publishing)..................    182,770         2,155,508
Royal Dutch Petroleum Co.
 (energy sources)...............      4,600           213,515
TPG N.V. (business & public
 services)......................    205,746         3,572,379
Unilever N.V. (CVA) (food &
 household products)............      9,069           486,560
Unilever N.V. (food & household
 products)(e)...................     21,425         1,156,950
                                                  -----------
                                                    9,808,461
                                                  -----------
NORWAY (0.2%)
DnB Holding ASA (banking).......     47,400           233,769
                                                  -----------

SINGAPORE (0.2%)
Venture Corp., Ltd. (electrical
 & electronics).................     24,000           219,421
                                                  -----------

SPAIN (4.8%)
Banco de Sabadell, S.A.
 (banking)......................     12,700           218,469
Banco Popular Espanol, S.A.
 (banking)......................     51,834         2,619,037
Iberdrola, S.A.
 (utilities-electrical & gas)...     92,202         1,596,673
                                                  -----------
                                                    4,434,179
                                                  -----------
SWEDEN (0.8%)
Sandvik AB (machinery &
 engineering)...................     26,910           704,270
                                                  -----------

SWITZERLAND (7.2%)
Nestle, S.A. Registered (food &
 household products)............     15,160         3,128,138
Novartis AG Registered (health &
 personal care).................     15,248           603,369
Syngenta AG (chemicals).........     12,600           631,605

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund



                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

SWITZERLAND (CONTINUED)
Synthes-Stratec, Inc. (health &
 personal care).................        700       $   502,824
UBS AG Registered (banking).....     25,394         1,412,600
UBS AG Registered (banking)
 (e)............................      8,115           449,571
                                                  -----------
                                                    6,728,107
                                                  -----------
UNITED KINGDOM (23.4%)
Aviva PLC (insurance)...........     74,000           513,783
BP PLC ADR (utilities-electrical
 & gas) (c).....................      5,200           218,504
Diageo PLC (beverages &
 tobacco).......................    280,661         3,001,100
Diageo PLC ADR (beverages &
 tobacco) (c)...................      8,690           380,274
Exel PLC
 (transportation-shipping)......    164,140         1,687,431
Jardine Lloyd Thompson Group PLC
 (insurance)....................    111,600         1,109,544
Lloyds TSB Group PLC
 (banking)......................    307,800         2,186,579
Lloyds TSB Group PLC ADR
 (banking) (c)..................     24,750           717,998
Next PLC (merchandising)........     53,735           912,423
Reckitt Benckiser PLC (food &
 household products)............    161,609         2,962,805
Rentokil Initial PLC (business &
 public services)...............  1,144,719         3,565,408
Scottish & Southern Energy PLC
 (utilities-electrical & gas)...     20,430           210,029
Tesco PLC (merchandising).......  1,036,571         3,754,542
William Morrison Supermarkets
 PLC (food & household
 products)......................    165,700           505,845
                                                  -----------
                                                   21,726,265
                                                  -----------
UNITED STATES (2.9%)
AFLAC, Inc. (insurance).........     18,890           580,868
iShares MSCI Hong Kong Index
 Fund (financial services)
 (f)............................     29,400           224,322
iShares MSCI Japan Index Fund
 (financial services) (a) (f)...    260,100         1,890,927
                                                  -----------
                                                    2,696,117
                                                  -----------
Total Common Stocks
 (Cost $76,251,515).............                   82,326,976
                                                  -----------
PREFERRED STOCK (3.0%)

GERMANY (3.0%)
Porsche AG
 E1.53
 (automobiles) (i)..............      6,597         2,780,269
                                                  -----------
Total Preferred Stock
 (Cost $2,314,562)..............                    2,780,269
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
WARRANTS (0.8%)

IRELAND (0.8%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08
 (transportation-airlines)
 (a)(b)(i)......................    106,256       $   780,312
                                                  -----------
Total Warrants
 (Cost $736,716)................                      780,312
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENT (2.5%)

COMMERCIAL PAPER (2.5%)
UNITED STATES (2.5%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03
 (financial services)...........  $2,330,000        2,330,000
                                                  -----------
Total Short-Term Investment
 (Cost $2,330,000)..............                    2,330,000
                                                  -----------
Total Investments
 (Cost $81,632,793) (g).........       94.9%       88,217,557(h)
Cash and Other Assets,
 Less Liabilities...............        5.1         4,720,215
                                  ----------      -----------
Net Assets......................      100.0%      $92,937,772
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR--American Depositary Receipt.
(d)  GDR--Global Depositary Receipt.
(e)  Security primarily trades on the New York Stock
     Exchange.
(f)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(g)  The cost for federal income tax purposes is $81,936,124.
(h)  At June 30, 2003 net unrealized appreciation was
     $6,281,433, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,133,843 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $2,852,410.
(i)  The following abbreviation is used in the above
     portfolio:
     E--Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                       VALUE      PERCENT+
                                    ----------------------
INDUSTRY DIVERSIFICATION
Automobiles.......................  $ 6,352,153      6.8%
Banking...........................   13,694,606     14.7
Beverages & Tobacco...............    4,148,220      4.5
Broadcasting & Publishing.........    2,155,508      2.3
Business & Public Services........    7,137,787      7.7
Chemicals.........................      870,531      0.9
Data Processing & Reproduction....    3,264,657      3.5
Electrical & Electronics..........      219,421      0.2
Electronic Components &
 Instruments......................    1,098,205      1.2
Energy Sources....................    1,705,683      1.8
Financial Services................   10,576,975     11.4
Food & Household Products.........    8,240,298      8.9
Health & Personal Care............    3,145,722      3.4
Insurance.........................    2,740,350      3.0
Machinery & Engineering...........      704,270      0.8
Merchandising.....................    4,666,965      5.0
Real Estate.......................      223,320      0.3
Recreation & Other Consumer
 Goods............................    2,537,389      2.7
Transportation-Airlines...........      780,312      0.8
Transportation-Shipping...........    1,687,431      1.8
Utilities-Electrical & Gas........   12,267,754     13.2
                                    -----------    -----
                                     88,217,557     94.9
Cash and Other Assets,
 Less Liabilities.................    4,720,215      5.1
                                    -----------    -----
Net Assets........................  $92,937,772    100.0%
                                    ===========    =====

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $81,632,793)..............................................       $ 88,217,557
Cash denominated in foreign currencies (identified cost
  $3,540,437)...............................................          3,565,837
Cash........................................................              4,201
Receivables:
  Investment securities sold................................          2,796,718
  Fund shares sold..........................................          1,238,505
  Dividends.................................................            356,391
Other assets................................................             18,971
Unrealized appreciation on foreign currency forward
  contracts.................................................            314,073
                                                                   ------------
  Total assets..............................................         96,512,253
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,068,408
  Fund shares redeemed......................................            221,846
  Transfer agent............................................             88,769
  Manager...................................................             78,783
  NYLIFE Distributors.......................................             52,207
  Custodian.................................................             15,469
Accrued expenses............................................             43,524
Unrealized depreciation on foreign currency forward
  contracts.................................................              5,475
                                                                   ------------
  Total liabilities.........................................          3,574,481
                                                                   ------------
Net assets..................................................       $ 92,937,772
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     41,044
  Class B...................................................             55,185
  Class C...................................................              1,913
Additional paid-in capital..................................         96,187,827
Accumulated undistributed net investment income.............            639,650
Accumulated net realized loss on investments................        (10,930,320)
Net unrealized appreciation on investments..................          6,584,764
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................            357,709
                                                                   ------------
Net assets..................................................       $ 92,937,772
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 39,727,040
                                                                   ============
Shares of beneficial interest outstanding...................          4,104,393
                                                                   ============
Net asset value per share outstanding.......................       $       9.68
Maximum sales charge (5.50% of offering price)..............               0.56
                                                                   ------------
Maximum offering price per share outstanding................       $      10.24
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 51,427,915
                                                                   ============
Shares of beneficial interest outstanding...................          5,518,520
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.32
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,782,817
                                                                   ============
Shares of beneficial interest outstanding...................            191,325
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.32
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $1,733,549
  Interest..................................................       9,584
                                                              ----------
    Total income............................................   1,743,133
                                                              ----------
Expenses:
  Manager...................................................     400,979
  Transfer agent............................................     284,208
  Distribution--Class B.....................................     173,288
  Distribution--Class C.....................................       4,849
  Service--Class A..........................................      40,866
  Service--Class B..........................................      57,763
  Service--Class C..........................................       1,616
  Custodian.................................................      38,331
  Professional..............................................      22,583
  Registration..............................................      20,277
  Shareholder communication.................................      20,181
  Recordkeeping.............................................      15,018
  Trustees..................................................       3,021
  Miscellaneous.............................................      20,503
                                                              ----------
    Total expenses..........................................   1,103,483
                                                              ----------
Net investment income.......................................     639,650
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................   2,163,969
  Foreign currency transactions.............................     208,789
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................   2,372,758
                                                              ----------
Net change in unrealized appreciation on:
  Security transactions.....................................   5,451,346
  Translation of other assets and liabilities in foreign
    currencies..............................................     191,566
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   5,642,912
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   8,015,670
                                                              ----------
Net increase in net assets resulting from operations........  $8,655,320
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $208,830.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment gain (loss)................................   $    639,650    $   (405,768)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      2,372,758      (2,901,969)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      5,642,912        (563,248)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      8,655,320      (3,870,985)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     39,031,257      92,489,033
    Class B.................................................      4,386,746       7,219,163
    Class C.................................................      1,860,021       4,458,095
  Cost of shares redeemed+:
    Class A.................................................    (33,196,735)    (86,563,792)
    Class B.................................................     (4,432,474)     (9,803,245)
    Class C.................................................     (1,512,783)     (3,509,376)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................      6,136,032       4,289,878
                                                               ------------    ------------
      Net increase in net assets............................     14,791,352         418,893
NET ASSETS:
Beginning of period.........................................     78,146,420      77,727,527
                                                               ------------    ------------
End of period...............................................   $ 92,937,772    $ 78,146,420
                                                               ============    ============
Accumulated undistributed net investment income at end of
  period....................................................   $    639,650    $         --
                                                               ============    ============

-------

 *   Unaudited.
     Includes redemption fee of $141,292 for six months ended
 +   June 30, 2003.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2003+          2002         2001         2000         1999         1998
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $  8.73        $  9.11      $ 10.98      $ 15.23      $ 12.21      $ 10.33
                                                       -------        -------      -------      -------      -------      -------
Net investment income (loss)........................      0.08          (0.00)(a)(c) (0.01)(a)    (0.08)(a)    (0.07)        0.01
Net realized and unrealized gain (loss) on
 investments........................................      0.81          (0.43)       (1.82)       (3.07)        3.54         2.13
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................      0.04           0.05         0.11        (0.12)       (0.13)       (0.06)
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................      0.93          (0.38)       (1.72)       (3.27)        3.34         2.08
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................        --             --        (0.09)          --        (0.03)          --
 From net realized gain on investments and foreign
   currency transactions............................        --             --        (0.06)       (0.98)       (0.29)       (0.20)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................        --             --        (0.15)       (0.98)       (0.32)       (0.20)
                                                       -------        -------      -------      -------      -------      -------
Portfolio redemption fee............................      0.02             --           --           --           --           --
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $  9.68        $  8.73      $  9.11      $ 10.98      $ 15.23      $ 12.21
                                                       =======        =======      =======      =======      =======      =======
Total investment return (b).........................     10.88%         (4.17%)     (15.70%)     (21.32%)      27.54%       20.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).....................      1.15%++       (0.05%)      (0.07%)      (0.56%)      (0.14%)       0.08%
   Expenses.........................................      2.31%++        2.26%        2.17%        2.15%        1.94%        2.01%
Portfolio turnover rate.............................        55%           102%         129%          30%          38%          54%
Net assets at end of period (in 000's)..............   $39,727        $30,084      $25,470      $29,730      $34,407      $24,115

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                                   Class C
    ------------------------------------------------------------   --------------------------------------------------
    Six months                                                     Six months
      ended                  Year ended December 31,                 ended             Year ended December 31,
     June 30,    -----------------------------------------------    June 30,    -------------------------------------
      2003+       2002      2001      2000      1999      1998       2003+       2002      2001      2000      1999
    ----------   -------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
     $  8.44     $  8.88   $ 10.70   $ 14.95   $ 12.08   $ 10.22    $  8.44     $  8.87   $ 10.70   $ 14.95   $ 12.08
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
        0.05       (0.08)(a) (0.07)(a) (0.17)(a) (0.09)    (0.08)      0.05       (0.08)(a) (0.07)(a) (0.17)(a) (0.09)
        0.77       (0.41)    (1.79)    (2.98)     3.41      2.10       0.77       (0.40)    (1.80)    (2.98)     3.41
        0.04        0.05      0.11     (0.12)    (0.13)    (0.05)      0.04        0.05      0.11     (0.12)    (0.13)
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
        0.86       (0.44)    (1.75)    (3.27)     3.19      1.97       0.86       (0.43)    (1.76)    (3.27)     3.19
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
          --          --     (0.01)       --     (0.03)       --         --          --     (0.01)       --     (0.03)
          --          --     (0.06)    (0.98)    (0.29)    (0.11)        --          --     (0.06)    (0.98)    (0.29)
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
          --          --     (0.07)    (0.98)    (0.32)    (0.11)        --          --     (0.07)    (0.98)    (0.32)
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
        0.02          --        --        --        --        --       0.02          --        --        --        --
     -------     -------   -------   -------   -------   -------    -------     -------   -------   -------   -------
     $  9.32     $  8.44   $  8.88   $ 10.70   $ 14.95   $ 12.08    $  9.32     $  8.44   $  8.87   $ 10.70   $ 14.95
     =======     =======   =======   =======   =======   =======    =======     =======   =======   =======   =======
       10.43%      (4.95%)  (16.34%)  (21.71%)   26.60%    19.34%     10.43%      (4.85%)  (16.44%)  (21.71%)   26.60%
        1.90%++    (0.80%)   (0.82%)   (1.31%)   (0.89%)   (0.67%)     1.90%++    (0.80%)   (0.82%)   (1.31%)   (0.89%)
        3.06%++     3.01%     2.92%     2.90%     2.69%     2.76%      3.06%++     3.01%     2.92%     2.90%     2.69%
          55%        102%      129%       30%       38%       54%        55%        102%      129%       30%       38%
     $51,428     $46,779   $51,887   $70,182   $94,698   $75,516    $ 1,783     $ 1,284   $   371   $   692   $   343

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $ 10.60
        -------
          (0.09)
           1.72
          (0.04)
        -------
           1.59
        -------
             --
          (0.11)
        -------
          (0.11)
        -------
             --
        -------
        $ 12.08
        =======
          15.07%
          (0.67%)++
           2.76% ++
             54%
        $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements unaudited




SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities, foreign currency options and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to

MainStay International Equity Fund




hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2003:

             CURRENCY                        COST        VALUE
-----------------------------------       ----------   ----------
Australian
  Dollar           A$            18       $       12   $       12
Euro               E      1,491,759        1,706,110    1,713,062
Norwegian Krone    NK            23                3            3
Pound Sterling     L      1,106,222        1,806,046    1,825,432
Swedish Krona      SK            35                4            4
Swiss Francs       CF        37,011           28,262       27,324
                                          ----------   ----------
                                          $3,540,437   $3,565,837
                                          ==========   ==========

REDEMPTION FEE. Effective December 8, 2002, the Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of Additional Paid-In Capital on the Statement of Assets and Liabilities. The redemption fees paid to the Fund for the six months ended June 30, 2003 totaled $141,292.

MainStay International Equity Fund




USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $400,979.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,860 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $16,738, $26,411 and $7,648, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $284,208.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, NYLIFE Distributors held shares of Class A with a net value of $6,780,945. This represents 17.1% of Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $789 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,018 for the six months ended June 30, 2003.

MainStay International Equity Fund




NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $12,771,554 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2009...................................................  $ 9,929
     2010...................................................    2,843
                                                              -------
                                                              $12,772
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $228,193 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended June 30, 2003, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $45,391 and $42,787, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      Six months ended                 Year ended
                                                       June 30, 2003*               December 31, 2002
                                                ----------------------------   ---------------------------
                                                Class A   Class B   Class C    Class A   Class B   Class C
                                                -------   -------   --------   -------   -------   -------
Shares sold...................................   4,536      512        211     10,255       821      497
Shares redeemed...............................  (3,879)    (538)      (172)    (9,604)   (1,119)    (386)
                                                ------     ----       ----     ------    ------     ----
Net increase (decrease).......................     657      (26)        39        651      (298)     111
                                                ======     ====       ====     ======    ======     ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a/ Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSIE10- 08/03
                      NYLIM-A03838                                10
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000(R) Index, Russell
                                                              2000(R) Growth Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000(R) Index,
Russell 2000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -10.44%, 5 Years 0.21%, Since Inception
1.87%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                        9450.00               10000.00                10000.00               10000.00
12/98                                         9932.00                9307.00                 9697.00               10117.00
12/99                                        20620.00               11286.00                13876.00               10387.00
12/00                                        16447.00               10945.00                10764.00               10738.00
12/01                                        13361.00               11217.00                 9771.00               10904.00
12/02                                         9497.00                8919.00                 6814.00               11169.00
6/30/03                                      10987.00               10514.00                 8131.00               11292.00

CLASS B SHARES Total Returns: 1 Year -10.61%, 5 Years 0.19%, Since Inception
               2.04%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                       10000.00               10000.00                10000.00               10000.00
12/98                                        10460.00                9307.00                 9697.00               10117.00
12/99                                        21550.00               11286.00                13876.00               10387.00
12/00                                        17044.00               10945.00                10764.00               10738.00
12/01                                        13747.00               11217.00                 9771.00               10904.00
12/02                                         9707.00                8919.00                 6814.00               11169.00
6/30/03                                      11083.00               10514.00                 8131.00               11292.00

CLASS C SHARES Total Returns: 1 Year -6.85%, 5 Years 0.59%, Since Inception
               2.22%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                       10000.00               10000.00                10000.00               10000.00
12/98                                        10460.00                9307.00                 9697.00               10117.00
12/99                                        21550.00               11286.00                13876.00               10387.00
12/00                                        17044.00               10945.00                10764.00               10738.00
12/01                                        13747.00               11217.00                 9771.00               10904.00
12/02                                         9707.00                8919.00                 6814.00               11169.00
6/30/03                                      11183.00               10514.00                 8131.00               11292.00

                                                                               5
                                                                               -

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6

-------
1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


2. For each of the Russell indices mentioned in the previous footnote, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. See footnote and table on page 10 for more information about Lipper Inc.

Portfolio Management Discussion and Analysis

Concerns about continued economic weakness dominated the markets in the first few months of 2003, along with a growing preoccupation with the likelihood--and later the eventuality--of armed conflict in Iraq. After the swift conclusion of the war, the equity market experienced a multiweek relief rally that was sustained by growing indications of a gradual economic recovery.

Upward momentum in stock prices was buttressed by expectations of a generally positive earnings-reporting season. No doubt, many companies will mark results against weak prior-year performance and previously lowered expectations. Bankruptcies and accounting scandals that plagued the market in 2002 were essentially absent in the first half of 2003, and the reporting period moved from a relatively pessimistic start to a strongly upbeat finish. In late June, the Federal Reserve reduced the targeted federal funds rate by 25 basis points to a low 1%.

During the six months ended June 30, 2003, small-cap and mid-cap stocks generally outperformed large caps.(1) Based on Russell Indices, growth stocks outperformed value equities at all capitalization levels.(2) During the reporting period, January and May stood out as months when the smallest of small-cap stocks and stocks of many unprofitable, more-speculative companies strongly outperformed.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Small Cap Growth Fund returned 15.69% for Class A shares and 15.20% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 17.45% return of the average Lipper(3) small-cap growth fund. All share classes also underperformed the 17.88% return of the Russell 2000(R) Index and the 19.33% return of the Russell 2000(R) Growth Index for the six months ended June 30, 2003.

Security selection in the consumer discretionary and industrial sectors made a positive contribution to performance during the first half of 2003. Unfortunately, this was much more than offset by weaker stock selection in the energy, health care, and information technology sectors. The Fund's underweighting in financials helped performance.

STRONG AND WEAK PERFORMERS

Among the Fund's top-performing stocks during the first six months of 2003 were Integrated Circuit Systems, a manufacturer of silicon timing devices, or clock chips; Coventry Health Care, a managed health care company; Ryland

                                                                               7
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             5.10
12/99                                                                           107.61
12/00                                                                           -20.24
12/01                                                                           -18.76
12/02                                                                           -28.92
6/03                                                                             15.69



See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             4.60
12/99                                                                           106.02
12/00                                                                           -20.91
12/01                                                                           -19.34
12/02                                                                           -29.39
6/03                                                                             15.20



Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 10 for more information on performance.

Group, a homebuilding and mortgage-related finance firm; Odyssey Healthcare, a provider of hospice services in the United States; and Taro Pharmaceuticals, a developer, manufacturer, and marketer of health care products.

Among the biggest detractors from the Fund's performance during the reporting period were stocks including Priority Healthcare, a distributor of specialty pharmaceuticals and medical supplies; Scientific Games, a provider of services, systems, and products to the gaming and lottery industries; LifePoint Hospitals, a health care service provider; Internet Security Systems, an Internet security management provider; and Planar Systems, a developer, manufacturer, and marketer of electronic display products.

8
-------
4. Russell reconstitutes its indices yearly. In 2003, U.S. stocks were ranked by capitalization on May 30, 2003, and additions and deletions to the indices were released on June 13, 20, and 27, 2003. The reconstituted indices went into effect on July 1, 2003.

SIGNIFICANT PURCHASES AND SALES

We added several new positions to the Fund during the period, including thin film company Applied Films, business intelligence solutions provider Business Objects, musical instruments retailer Guitar Center, investment banker and institutional securities firm Jefferies Group, integrated network security solutions provider NetScreen Technologies, and specialty retailer Sharper Image. These are all well-positioned growth companies selling at attractive valuations.

We eliminated several holdings during the reporting period, including biopharmaceutical company Celgene, classic leather accessories designer and producer Coach, diversified financial services company Doral Financial, product realization services provider Plexus, reinsurer RenaissanceRe, and medical waste management company Stericycle. Some of these were among the larger-capitalization names in the portfolio, which were pared to keep the Fund's market capitalization weighting in line with that of the newly rebalanced Russell 2000 Growth Index.(4)

STRATEGIC POSITIONING

During the second quarter of 2003, we took steps to position the Fund less defensively and to increase the weighting of more economically cyclical issues. At the end of June 2003, the Fund was overweighted in the consumer discretionary and information technology sectors and underweighted in the financials sector.

As of midyear, the Fund was positioned in favor of the likelihood of a gradual global economic recovery. As always, we favor stocks of high-quality companies with good intermediate and longer-term growth prospects.

LOOKING AHEAD

With geopolitical tensions showing signs of easing, we believe that investors may need to more closely monitor fundamental factors, such as economic data and earnings reports, to assess the future potential of small cap stocks. The Fund will continue to seek companies with above-average revenue and earnings-per-share growth that participate in growing markets and have the potential for positive earnings surprises. We will continue to look for companies with strong management and ideally for those with high insider ownership.

                                                                               9
                                                                               -

Whatever the markets or the economy may bring, the Fund will continue to seek long-term appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

10
-

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A           -5.22%        1.35%          3.01%
    Class B           -5.91%        0.59%          2.22%
    Class C           -5.91%        0.59%          2.22%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A          -10.44%        0.21%          1.87%
    Class B          -10.61%        0.19%          2.04%
    Class C           -6.85%        0.59%          2.22%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A         312 out of     91 out of     69 out of
                    460 funds     236 funds      233 funds
    Class B         332 out of    105 out of     85 out of
                    460 funds     236 funds      233 funds
    Class C         332 out of       n/a        129 out of
                    460 funds                    245 funds
    Average Lipper
    small-cap
    growth fund       -1.29%        0.02%          0.56%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                    NAV 6/30/03     INCOME      CAPITAL GAINS
    Class A           $11.43       $0.0000        $0.0000
    Class B           $10.99       $0.0000        $0.0000
    Class C           $10.99       $0.0000        $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

                                                                              11
                                                                               -

Portfolio of Investments June 30, 2003 unaudited

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (99.5%)+

AIRLINES (2.4%)
Atlantic Coast Airlines
 Holdings, Inc. (a)............   192,600       $  2,598,174
SkyWest, Inc. .................   131,700          2,510,202
                                                ------------
                                                   5,108,376
                                                ------------
AUTOMOBILES (0.9%)
Winnebago Industries, Inc. ....    50,700          1,921,530
                                                ------------
BANKS (3.8%)
Dime Community Bancshares......    76,900          1,957,105
Southwest Bancorp. of Texas,
 Inc. (a)......................    63,000          2,048,130
UCBH Holdings, Inc. ...........    76,300          2,188,284
Wintrust Financial Corp. ......    61,900          1,832,240
                                                ------------
                                                   8,025,759
                                                ------------
BIOTECHNOLOGY (3.6%)
Charles River Laboratories
 International, Inc. (a).......    39,244          1,262,872
CV Therapeutics, Inc. (a)......    32,200            955,052
ILEX Oncology, Inc. (a)........    58,200          1,129,662
Neurocrine Biosciences, Inc.
 (a)...........................    36,700          1,832,798
OSI Pharmaceuticals, Inc.
 (a)...........................    34,300          1,104,803
Techne Corp. (a)...............    44,580          1,352,557
                                                ------------
                                                   7,637,744
                                                ------------
CHEMICALS (0.7%)
Airgas, Inc. ..................    89,100          1,492,425
                                                ------------

COMMERCIAL SERVICES & SUPPLIES (5.3%)
BISYS Group, Inc. (The) (a)....   114,854          2,109,868
Corinthian Colleges, Inc.
 (a)...........................    21,806          1,059,118
Corporate Executive Board Co.
 (The) (a).....................    54,887          2,224,570
Education Management Corp.
 (a)...........................    35,600          1,893,208
Headwaters, Inc. (a)...........   108,600          1,595,334
Kroll, Inc. (a)................    83,500          2,259,510
                                                ------------
                                                  11,141,608
                                                ------------
COMMUNICATIONS EQUIPMENT (4.3%)
Avocent Corp. (a)..............    84,373          2,525,284
Emulex Corp. (a)...............    56,600          1,288,782
Inter-Tel, Inc. ...............    52,200          1,107,684
NetScreen Technologies, Inc.
 (a)...........................    93,800          2,115,190
Westell Technologies, Inc.
 Class A (a)...................   235,900          2,040,535
                                                ------------
                                                   9,077,475
                                                ------------
COMPUTERS & PERIPHERALS (1.3%)
Applied Films Corp. (a)........   106,300          2,751,044
                                                ------------

                                  SHARES           VALUE
                                 ---------------------------
DIVERSIFIED FINANCIALS (2.4%)
Affiliated Managers Group, Inc.
 (a)...........................    37,881       $  2,308,847
Jefferies Group, Inc. .........    56,400          2,808,156
                                                ------------
                                                   5,117,003
                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.8%)
Amphenol Corp. Class A (a).....    67,666          3,168,122
FLIR Systems, Inc. (a).........    90,800          2,737,620
ScanSource, Inc. (a)...........    86,400          2,311,200
Trimble Navigation Ltd. (a)....    80,100          1,836,693
                                                ------------
                                                  10,053,635
                                                ------------
ENERGY EQUIPMENT & SERVICES (2.6%)
Key Energy Services, Inc.
 (a)...........................   176,600          1,893,152
Superior Energy Services, Inc.
 (a)...........................   174,500          1,654,260
W-H Energy Services, Inc.
 (a)...........................    95,400          1,858,392
                                                ------------
                                                   5,405,804
                                                ------------
FOOD & DRUG RETAILING (1.0%)
Performance Food Group Co.
 (a)...........................    56,202          2,079,474
                                                ------------

FOOD PRODUCTS (0.4%)
American Italian Pasta Co.
 Class A (a)...................    22,400            932,960
                                                ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
ALARIS Medical Systems, Inc.
 (a)...........................    92,200          1,193,990
Diagnostic Products Corp. .....    34,600          1,420,330
Kensey Nash Corp. (a)..........    40,100          1,042,600
K-V Pharmaceutical Co. Class A
 (a)...........................    47,500          1,320,500
Respironics, Inc. (a)..........    37,400          1,403,248
Wilson Greatbatch Technologies,
 Inc. (a)......................    52,200          1,884,420
                                                ------------
                                                   8,265,088
                                                ------------
HEALTH CARE PROVIDERS & SERVICES (6.6%)
AdvancePCS (a).................    46,968          1,795,587
Coventry Health Care, Inc.
 (a)...........................    51,400          2,372,624
Henry Schein, Inc. (a).........    31,200          1,633,008
Mid Atlantic Medical Services,
 Inc. (a)......................    38,500          2,013,550
Odyssey Healthcare, Inc. (a)...    77,400          2,863,800
Priority Healthcare Corp. Class
 B (a).........................    63,600          1,179,780
VCA Antech, Inc. (a)...........   100,300          1,962,871
                                                ------------
                                                  13,821,220
                                                ------------
HOTELS, RESTAURANTS & LEISURE (5.2%)
P.F. Chang's China Bistro, Inc.
 (a)...........................    51,784          2,548,291
Panera Bread Co. Class A (a)...    66,800          2,672,000
Shuffle Master, Inc. (a).......    59,700          1,754,583
Smith & Wollensky Restaurant
 Group, Inc. (The).............   271,956          1,389,695
Station Casinos, Inc. (a)......   103,600          2,615,900
                                                ------------
                                                  10,980,469
                                                ------------
HOUSEHOLD DURABLES (4.9%)
Harman International
 Industries, Inc. .............    27,300          2,160,522
M.D.C. Holdings, Inc. .........    39,039          1,884,803

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

12
-

                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
Meritage Corp. (a).............    45,800       $  2,256,108
Ryland Group, Inc. (The).......    28,200          1,957,080
Yankee Candle Co., Inc. (The)
 (a)...........................    92,200          2,140,884
                                                ------------
                                                  10,399,397
                                                ------------
INDUSTRIAL CONGLOMERATES (1.4%)
ESCO Technologies, Inc. (a)....    64,600          2,842,400
                                                ------------

INTERNET & CATALOG RETAIL (1.1%)
Netflix, Inc. (a)..............    86,500          2,210,075
                                                ------------

INTERNET SOFTWARE & SERVICES (1.0%)
Radware Ltd. (a)...............   123,100          2,108,703
                                                ------------

IT CONSULTING & SERVICES (2.1%)
CACI International, Inc. Class
 A (a).........................    51,600          1,769,880
Manhattan Associates, Inc.
 (a)...........................   103,585          2,690,102
                                                ------------
                                                   4,459,982
                                                ------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Hibbett Sporting Goods, Inc.
 (a)...........................    71,200          2,345,328
                                                ------------
MACHINERY (1.6%)
CLARCOR, Inc. .................    49,100          1,892,805
Cummins, Inc. .................    39,600          1,421,244
                                                ------------
                                                   3,314,049
                                                ------------
MEDIA (1.2%)
Radio One, Inc. Class D (a)....   142,164          2,526,254
                                                ------------

MULTILINE RETAIL (0.8%)
Fred's, Inc. ..................    43,100          1,602,458
                                                ------------

OFFICE ELECTRONICS (1.3%)
Global Imaging Systems, Inc.
 (a)...........................   115,900          2,684,244
                                                ------------

OIL & GAS (1.0%)
Evergreen Resources, Inc.
 (a)...........................    37,800          2,052,918
                                                ------------

PHARMACEUTICALS (4.4%)
American Pharmaceutical
 Partners, Inc. (a)............    60,700          2,057,730
Medicis Pharmaceutical Corp.
 Class A.......................    35,000          1,984,500
MGI Pharma, Inc. (a)...........    39,000            999,570
NPS Pharmaceuticals, Inc.
 (a)...........................    39,000            949,260
Taro Pharmaceutical Industries
 Ltd. (a)......................    59,400          3,259,872
                                                ------------
                                                   9,250,932
                                                ------------

                                  SHARES           VALUE
                                 ---------------------------
ROAD & RAIL (1.3%)
Knight Transportation, Inc.
 (a)...........................    46,500       $  1,157,850
Werner Enterprises, Inc. ......    73,000          1,547,600
                                                ------------
                                                   2,705,450
                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.6%)
Advanced Energy Industries,
 Inc. (a)......................   111,800          1,593,150
Artisan Components, Inc. (a)...    80,700          1,824,627
ASM International N.V. (a).....   119,300          1,773,991
ATMI, Inc. (a).................    87,100          2,174,887
Cymer, Inc. (a)................    81,500          2,572,140
Fairchild Semiconductor
 International, Inc. (a).......   177,600          2,271,504
Integrated Circuit Systems,
 Inc. (a)......................    95,000          2,985,850
MKS Instruments, Inc. (a)......    96,500          1,743,755
Rudolph Technologies, Inc.
 (a)...........................   115,700          1,846,572
Zoran Corp. (a)................    69,800          1,340,858
                                                ------------
                                                  20,127,334
                                                ------------
SOFTWARE (6.9%)
Altiris, Inc. (a)..............   114,900          2,303,745
Business Objects S.A. ADR
 (a)(b)........................   104,200          2,287,190
Documentum, Inc. (a)...........    75,300          1,481,151
Hyperion Solutions Corp. (a)...    40,300          1,360,528
NetIQ Corp. (a)................   136,800          2,114,928
Progress Software Corp. (a)....   111,600          2,313,468
SERENA Software, Inc. (a)......   128,500          2,683,080
                                                ------------
                                                  14,544,090
                                                ------------
SPECIALTY RETAIL (8.7%)
A.C. Moore Arts & Crafts, Inc.
 (a)...........................   144,900          2,902,347
Advance Auto Parts, Inc. (a)...    33,300          2,027,970
Guitar Center, Inc. (a)........    80,500          2,334,500
Hot Topic, Inc. (a)............    78,800          2,120,508
PETCO Animal Supplies, Inc.
 (a)...........................    98,900          2,150,086
Pier 1 Imports, Inc. ..........    93,700          1,911,480
Select Comfort Corp. (a).......   127,100          2,081,898
Sharper Image Corp. (a)........    99,000          2,699,730
                                                ------------
                                                  18,228,519
                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Fossil, Inc. (a)...............    96,500          2,273,540
                                                ------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
MSC Industrial Direct Co., Inc.
 Class A.......................    98,800          1,768,520
                                                ------------
Total Common Stocks
 (Cost $177,870,970)...........                  209,255,807
                                                ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13

                                                                                        -
                                PRINCIPAL
                                 AMOUNT        VALUE
                               -----------------------
SHORT-TERM INVESTMENTS (1.5%)

COMMERCIAL PAPER (0.2%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03...........   $ 360,000   $  360,000
                                            ----------
Total Commercial Paper
 (Cost $360,000).............                  360,000
                                            ----------
                                 SHARES
                                ---------
INVESTMENT COMPANY (1.3%)
Merrill Lynch Premier
 Institutional Fund..........   2,728,436    2,728,436
                                            ----------
Total Investment Company
 (Cost $2,728,436)...........                2,728,436
                                            ----------
Total Short-Term Investments
 (Cost $3,088,436)...........                3,088,436
                                            ----------
Total Investments
 (Cost $180,959,406) (c).....       101.0%  212,344,243(d)
Liabilities in Excess of
 Cash and Other Assets.......        (1.0)  (2,029,684)
                                ---------   ----------
Net Assets...................       100.0%  $210,314,559
                                =========   ==========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt
(c)  The cost for federal income tax purposes is $184,270,648.
(d)  At June 30, 2003, net unrealized appreciation was
     $28,073,595, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $34,983,879 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,910,284.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $180,959,406).............................................       $ 212,344,243
Cash........................................................               2,523
Receivables:
  Investment securities sold................................           6,118,607
  Fund shares sold..........................................             258,742
  Dividends.................................................              21,216
Other assets................................................              20,005
                                                                   -------------
        Total assets........................................         218,765,336
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           7,647,191
  Transfer agent............................................             249,756
  Manager...................................................             175,590
  NYLIFE Distributors.......................................             137,937
  Fund shares redeemed......................................             131,664
  Custodian.................................................               3,694
  Trustees..................................................                 353
Accrued expenses............................................             104,592
                                                                   -------------
        Total liabilities...................................           8,450,777
                                                                   -------------
Net assets..................................................       $ 210,314,559
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      48,301
  Class B...................................................             135,546
  Class C...................................................               5,614
Additional paid-in capital..................................         387,845,626
Accumulated net investment loss.............................          (2,374,356)
Accumulated net realized loss on investments................        (206,731,009)
Net unrealized appreciation on investments..................          31,384,837
                                                                   -------------
Net assets..................................................       $ 210,314,559
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  55,204,675
                                                                   =============
Shares of beneficial interest outstanding...................           4,830,059
                                                                   =============
Net asset value per share outstanding.......................       $       11.43
Maximum sales charge (5.50% of offering price)..............                0.66
                                                                   -------------
Maximum offering price per share outstanding................       $       12.09
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 148,940,694
                                                                   =============
Shares of beneficial interest outstanding...................          13,554,572
                                                                   =============
Net asset value and offering price per share outstanding....       $       10.99
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   6,169,190
                                                                   =============
Shares of beneficial interest outstanding...................             561,439
                                                                   =============
Net asset value and offering price per share outstanding....       $       10.99
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   121,836
  Interest..................................................        9,724
                                                              -----------
    Total income............................................      131,560
                                                              -----------
Expenses:
  Manager...................................................      902,524
  Transfer agent............................................      733,672
  Distribution--Class B.....................................      485,921
  Distribution--Class C.....................................       19,736
  Service--Class A..........................................       57,079
  Service--Class B..........................................      161,974
  Service--Class C..........................................        6,578
  Shareholder communication.................................       42,423
  Professional..............................................       24,651
  Recordkeeping.............................................       22,253
  Registration..............................................       19,792
  Custodian.................................................       12,426
  Trustees..................................................        5,232
  Miscellaneous.............................................       11,655
                                                              -----------
    Total expenses..........................................    2,505,916
                                                              -----------
Net investment loss.........................................   (2,374,356)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    4,668,891
Net change in unrealized appreciation on investments........   24,947,548
                                                              -----------
Net realized and unrealized gain on investments.............   29,616,439
                                                              -----------
Net increase in net assets resulting from operations........  $27,242,083
                                                              ===========

-------

(a) Dividends recorded net of foreign withholding taxes of $1,609.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (2,374,356)   $ (5,396,905)
  Net realized gain (loss) on investments...................      4,668,891     (49,615,212)
  Net change in unrealized appreciation on investments......     24,947,548     (24,193,592)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     27,242,083     (79,205,709)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     13,886,119      64,317,186
    Class B.................................................     12,034,256      30,046,744
    Class C.................................................        730,304       3,099,852
  Cost of shares redeemed:
    Class A.................................................     (9,951,181)    (62,368,859)
    Class B.................................................    (13,721,615)    (37,581,624)
    Class C.................................................       (595,143)     (2,302,617)
                                                               ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      2,382,740      (4,789,318)
                                                               ------------    ------------
      Net increase (decrease) in net assets.................     29,624,823     (83,995,027)
NET ASSETS:
Beginning of period.........................................    180,689,736     264,684,763
                                                               ------------    ------------
End of period...............................................   $210,314,559    $180,689,736
                                                               ============    ============
Accumulated net investment loss at end of period............   $ (2,374,356)   $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                       This page intentionally left blank

18
-

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                   ------------------------------------------------------------------------------
                                                   Six months                         Year ended                       June 1*
                                                     ended                           December 31,                      through
                                                    June 30,        ----------------------------------------------   December 31,
                                                     2003+           2002         2001         2000         1999         1998
                                                   ----------       -------      -------      -------      -------   ------------
Net asset value at beginning of period...........   $  9.88         $ 13.90      $ 17.11      $ 21.82      $ 10.51     $ 10.00
                                                    -------         -------      -------      -------      -------     -------
Net investment loss (a)..........................     (0.10)          (0.22)       (0.22)       (0.26)       (0.20)      (0.10)
Net realized and unrealized gain (loss) on
 investments.....................................      1.65           (3.80)       (2.99)       (4.17)       11.51        0.61
                                                    -------         -------      -------      -------      -------     -------
Total from investment operations.................      1.55           (4.02)       (3.21)       (4.43)       11.31        0.51
                                                    -------         -------      -------      -------      -------     -------
Less distributions:
From net realized gain on investments............        --              --           --        (0.28)          --          --
                                                    -------         -------      -------      -------      -------     -------
Net asset value at end of period.................   $ 11.43         $  9.88      $ 13.90      $ 17.11      $ 21.82     $ 10.51
                                                    =======         =======      =======      =======      =======     =======
Total investment return (b)......................     15.69%         (28.92%)     (18.76%)     (20.24%)     107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...........................     (2.07%)++       (1.86%)      (1.56%)      (1.20%)      (1.48%)     (2.12%)++
   Expenses......................................      2.22%++         2.07%        1.90%        1.70%        1.91%       2.63% ++
Portfolio turnover rate..........................        52%            132%         111%         122%          86%         32%
Net assets at end of period (in 000's)...........   $55,205         $44,037      $61,197      $99,415      $64,470     $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                   Class B                                                     Class C
    ---------------------------------------------------------------------   ----------------------------------------------
    Six months                  Year ended                     June 1*      Six months              Year ended
      ended                    December 31,                    through        ended                December 31,
     June 30,    -----------------------------------------   December 31,    June 30,    ---------------------------------
      2003+        2002       2001       2000       1999         1998         2003+       2002     2001     2000     1999
    ----------   --------   --------   --------   --------   ------------   ----------   ------   ------   ------   ------
     $   9.54    $  13.51   $  16.75   $  21.55   $  10.46     $ 10.00        $ 9.54     $13.51   $16.75   $21.55   $10.46
     --------    --------   --------   --------   --------     -------        ------     ------   ------   ------   ------
        (0.13)     (0.30)      (0.32)     (0.42)     (0.29)      (0.12)        (0.13)    (0.30)    (0.32)  (0.42)    (0.29)
         1.58      (3.67)      (2.92)     (4.10)     11.38        0.58          1.58     (3.67)    (2.92)  (4.10)    11.38
     --------    --------   --------   --------   --------     -------        ------     ------   ------   ------   ------
         1.45      (3.97)      (3.24)     (4.52)     11.09        0.46          1.45     (3.97)    (3.24)  (4.52)    11.09
     --------    --------   --------   --------   --------     -------        ------     ------   ------   ------   ------
           --          --         --      (0.28)        --          --            --         --       --   (0.28)       --
     --------    --------   --------   --------   --------     -------        ------     ------   ------   ------   ------
     $  10.99    $   9.54   $  13.51   $  16.75   $  21.55     $ 10.46        $10.99     $ 9.54   $13.51   $16.75   $21.55
     ========    ========   ========   ========   ========     =======        ======     ======   ======   ======   ======
        15.20%     (29.39%)   (19.34%)   (20.91%)   106.02%       4.60%        15.20%    (29.39%) (19.34%) (20.91%) 106.02%
        (2.82%)++    (2.61%)    (2.31%)    (1.95%)    (2.23%)     (2.87%)++    (2.82%)++  (2.61%)  (2.31%)  (1.95%)  (2.23%)
         2.97%++     2.82%      2.65%      2.45%      2.66%       3.38%++       2.97%++    2.82%    2.65%    2.45%    2.66%
           52%        132%       111%       122%        86%         32%           52%       132%     111%     122%      86%
     $148,941    $131,404   $196,859   $260,999   $130,487     $20,748        $6,169     $5,248   $6,628   $9,843   $2,032

        Class C
     --------------
     September 1**
        through
      December 31,
          1998
     --------------
         $ 8.43
         ------
          (0.09)
           2.12
         ------
           2.03
         ------
             --
         ------
         $10.46
         ======
          24.08%
          (2.87%)++
           3.38% ++
             32%
         $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

                                                                              21
                                                                               -

no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time the prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Manager or Subadvisor deems it to be appropriate.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Small Cap Growth Fund

22
-

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $902,524.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

                                                                              23
                                                                               -

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,048 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,801, $91,698 and $877, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $733,672.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective funds.

MainStay Small Cap Growth Fund

24
-

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $1,775 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $22,253 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $198,115,765 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        --------
      2008..................................................  $ 44,310
      2009..................................................   113,554
      2010..................................................    40,252
                                                              --------
                                                              $198,116
                                                              ========

In addition, the Fund intends to elect to treat, for federal income tax purposes, $9,972,893 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $97,659 and $93,359, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

                                                                              25
                                                                               -

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2003*               DECEMBER 31, 2002
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   1,371     1,232       74      5,195     2,610      266
Shares redeemed...............................    (997)   (1,458)     (63)    (5,140)   (3,396)    (206)
                                                ------    ------     ----     ------    ------     ----
Net increase (decrease).......................     374      (226)      11         55      (786)      60
                                                ======    ======     ====     ======    ======     ====

-------
* Unaudited.

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                                   Blank Page

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSSG10-08/03
                      NYLIM-A03848                                            24
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       12
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
------------------------
Stephen C. Roussin
July 2003

4
-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small
Cap Value Fund versus Russell 2000(R)
Value Index and Inflation

CLASS A SHARES   Total Returns: 1 Year -10.62%, 5 Years 5.93%, Since Inception
5.09%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                     9450                       10000                       10000
12/98                                                      8533                        8907                       10117
12/99                                                      9055                        8774                       10387
12/00                                                     11774                       10771                       10738
12/01                                                     13591                       12288                       10904
12/02                                                     11938                       10884                       11169
6/30/03                                                   12874                       12679                       11292

CLASS B SHARES  Total Returns: 1 Year -10.71%, 5 Years 6.05%, Since Inception
                5.34%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                      9000                        8907                       10117
12/99                                                      9481                        8774                       10387
12/00                                                     12229                       10771                       10738
12/01                                                     14011                       12288                       10904
12/02                                                     12213                       10884                       11169
6/30/03                                                   13026                       12679                       11292

CLASS C SHARES  Total Returns: 1 Year -7.01%, 5 Years 6.37%, Since Inception
                5.50%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                      9000                        8907                       10117
12/99                                                      9481                        8774                       10387
12/00                                                     12229                       10771                       10738
12/01                                                     14011                       12288                       10904
12/02                                                     12213                       10884                       11169
6/30/03                                                   13126                       12679                       11292

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------

1. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. See footnote on page 5 for information on the Russell 2000 Value Index. An investment cannot be made directly into an index.
2. See footnote and table on page 12 for more information about Lipper Inc.
3. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

Portfolio Management Discussion and Analysis

Domestic equities declined during much of the first quarter of 2003, but roared back from mid-March through mid-June. Investor psychology was helped by the winding down of major combat operations in Iraq, early signs of economic acceleration, and a stimulative, investor-friendly tax bill, which President Bush signed into law at the end of May. The greatest boost to the stock market, however, may have been the continued flood of liquidity provided by the Federal Reserve. The Fed's 25 basis point interest rate cut on June 25, 2003, brought the targeted federal funds rate to 1.00%, its lowest level in over four decades. Since industrial activity remained subdued throughout the reporting period, money has found its way into the financial markets, which has helped strengthen stock and bond performance.

Continuing a trend that began in 1999, small-capitalization stocks outperformed large-cap issues for both the second quarter and the first half of 2003. According to Russell data,(1) small-cap growth stocks outperformed small-cap value stocks during the first half of 2003, contrary to the trend in 2002.

The second-quarter rally in the equity market was accompanied by a return of speculative activity. Investors apparently viewed the glass as half full rather than half empty and threw caution to the wind when it came to profitability or balance sheets. While the Russell 2000(R) Index gained 23.42% in the second quarter of 2003, Index stocks that lacked earnings jumped 38%, and stocks priced under $5 per share soared 54% over the same period. We believe that this phenomenon will reverse in the near future and that quality companies will begin to outperform again.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Small Cap Value Fund returned 7.84% for Class A shares and 7.48% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 15.63% return of the average Lipper(2) small-cap core fund over the same period. All share classes also underperformed the 16.49% return of the Russell 2000(R) Value Index for the first six months of the year.

As of June 30, 2003, Class A, Class B, and Class C shares of MainStay Small Cap Value Fund were rated four stars overall out of 261 small blend funds by Morningstar.(3) Class A shares were rated three stars and Class B and Class C shares were rated four stars out of 261 small blend funds for the three-year period then ended. Class A and Class B shares both received four stars out of 197 small blend funds for the five-year period then ended.

                                                                               7
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[PERFORMANCE CHART; BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            -9.70
12/99                                                                             6.11
12/00                                                                            30.04
12/01                                                                            15.43
12/02                                                                           -12.16
6/03                                                                              7.84
See footnote 1 on page 12 for more information on
  performance.

CLASS B AND CLASS C SHARES
[PERFORMANCE CHART; BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -10.00
12/99                                                                             5.35
12/00                                                                            28.97
12/01                                                                            14.57
12/02                                                                           -12.83
6/03                                                                              7.48
Class C share returns reflect the historical performance of
  the Class B shares through 8/31/98. See footnote 1 on page
  12 for more information on performance.

The Fund's performance lagged that of the Russell 2000 Value Index primarily because of its overweighted positions in cyclically sensitive sectors. These sectors underperformed as long as the U.S. economy was unable to gain a firm footing and investors remained reticent to anticipate a recovery. Once recovery hopes ignited, the lowest-quality stocks received the most attention, with investors focusing on companies that were losing money and had weak balance sheets. Since we pursue companies at the opposite end of the spectrum, this "junk rally" hurt the Fund's relative performance. Our research emphasis is on high-quality companies that are selling at attractive valuations, so we rarely participate fully in these types of speculative explosions.

8
-------

4. Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.
5. An overhang refers to a block of securities, options, or commodities contracts that, if sold, exercised, or otherwise released on the market, might put downward pressure on prices. One example of overhang might be extensive stock options that, if exercised, would dilute a company's stock.

STRONG AND WEAK PERFORMERS
For the six months ended June 30, 2003, the Fund's best-performing stocks were spread across a wide array of industries.(4)

Sybron Dental Specialties (+59%) develops, manufactures, and markets dental, orthodontic, and infection-control products. The company's stock benefited from several new-product launches in a strong dental market. We believed that the company was undervalued relative to its peers. An increase in its price/earnings ratio has since closed that gap.

Tekelec (+49%), a telecommunications-equipment supplier, was a beneficiary of strong growth in "minutes of use" at various wireless providers.

Omnicare (+42%) provides professional pharmacy, related consulting, and data-management services to skilled nursing, assisted-living, and other institutional health care providers. The company benefited when its nursing-home customers received a Medicare price increase. An overhang(5) on the stock was removed after the company raised capital to finance an acquisition.

Waddell & Reed Financial (+32%) is a mutual-fund management company with a proprietary distribution platform unique in the industry. Its offices are concentrated in rural and small-city centers throughout the country, and these offices sell Waddell & Reed products only. The company is highly sensitive to improvements in the equity markets overall and to a recovery in growth-style investing. As a result, the stock rose sharply after the U.S. equity market hit its low point for the reporting period in the second week of March 2003.

Pride International (+26%) is a contract driller for the oil & gas industry. The company's stock benefited from rising day rates and an improved balance sheet.

Several other stocks in the Fund's portfolio faced significant declines. These stocks, like the strongest performers, were not concentrated in any particular industry or sector.

Central Parking (-49%) operates or manages multilevel parking facilities and surface lots. It also provides ancillary products and services, including shuttle, valet, and billing and collection services. Central Parking saw an abrupt deterioration in its results during the first quarter of 2003, due primarily to a breakdown in internal controls and poor managerial decisions. We sold the Fund's position in this stock.

RehabCare Group (-28%) operates inpatient and outpatient rehabilitation facilities at hospitals and nursing homes and, through a subsidiary, provides temporary physician- and nurse-staffing services. Its stock came under pressure due to a

                                                                               9
                                                                               -

weak staffing environment and the fear of a significant government price cut. We sold the Fund's position in RehabCare, since we believed that the potential price cut would materially impact the company's earning power.

Electro Scientific Industries (-24%) is a capital-equipment supplier to various parts of the technology-manufacturing process. Early in 2003, concerns over the lagging resumption of information technology spending caused the stock to underperform. We continued to hold this stock, since we believe signs of increased information technology spending have already begun to appear.

NCI Building Systems (-24%) designs, manufactures, and markets metal engineered building systems and products for the building industry. The company suffered during the six-month period from a severe downturn in nonresidential construction. We maintained the Fund's position in this stock, however, as the company continued to gain market share and generate strong free cash flow. We believe this should allow NCI Building Systems to emerge even stronger when business conditions improve.

HB Fuller (-14%) is a worldwide manufacturer of sealants, adhesives, and coatings. The company's stock declined due to a combination of escalating feedstock costs and low demand. We continue to believe that HB Fuller's restructuring actions, diverse end-markets, and solid balance sheet place the company in a good position to benefit from improving global economic activity.

PURCHASES AND SALES

During the six-month period, the Fund purchased shares of K-Swiss, a leading designer and marketer of athletic footwear. The company's stock performance reflected a continuation of better-than-expected financial results, based on robust order rates and strong retail sell-through of the company's key footwear lines.

The Fund also established a position in Cimarex Energy, a new exploration and production company with a focus on natural gas. We believe that natural gas is currently the most promising portion of the energy market, and in our opinion, the company has an attractive cost structure and a strong balance sheet.

The Fund also bought shares of Scottish Annuity & Life Holdings. The company provides customized variable life insurance products to high net worth individuals and families. It also provides reinsurance of in-force blocks of fixed annuities and similar contracts to insurers no longer offering such products. We purchased this stock as an opportunity to participate in rising prices in the life reinsurance business. Scottish Annuity's pricing appears favorable, especially due to the fact that several competitors have withdrawn from the marketplace.

10
-

In addition to the Fund's previously mentioned sales of positions in Central Parking and RehabCare, another significant sale was the elimination of the Fund's position in Merix. The company manufactures printed circuit boards for use in sophisticated electronic equipment. A slowdown in industry consolidation pushed the recovery in this company's fundamentals beyond our investment horizon.

SECTOR WEIGHTINGS

At the end of the six-month period, the Fund's industry weightings remained tilted toward the cyclical side of the economy. This decision was based primarily on our bottom-up analysis, which suggests that individual stocks in these areas may provide the best values. We also believe that a strong economic case can be made for the Fund's weightings.

After the overspending of the late 1990s, capital spending plummeted in the past three years. As of June 2003, capital expenditures in the information technology sector were at an all-time low, as was true in most cyclical segments of the industrials sector. Conversely, free cash-flow generation, the best indicator of future capital spending, was at record high levels. Thus, in our view, all that remains to complete this picture is an improvement in business confidence. We feel that such an improvement will occur over the next six to twelve months.

Consumers, on the other hand, have been spending aggressively over the past few years, despite the weakening employment picture. The continuing home refinancing opportunities presented by the downward trend in long-term interest rates have fueled much of this spending. We believe, however, that interest rates have bottomed and that growth in consumer spending may slow down. The Fund remains modestly underweighted in the consumer discretionary and consumer staples sectors.

The financials sector is also vulnerable to rising interest rates. With yields on 10-year U.S. Treasury bonds at 45-year lows, financial stocks have been the beneficiaries of a trend that appears to be ending. At the end of the first half of 2003, financial stocks were selling at the high end of their valuation ranges and represented record-high weightings in the major equity indices. At midyear, these considerations had led us to underweight the Fund in the financials sector relative to the benchmark.

LOOKING AHEAD

While we are frustrated by the portfolio's underperformance during the first half of 2003, we continue to be encouraged by the quality of the Fund's stock holdings and remain comfortable with its industry weightings. We have no plans to alter our time-tested approach to small-cap investing, and we look forward to the equity markets once again recognizing the value of quality.

                                                                              11
                                                                               -

Wherever the markets or the economy may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Stephen J. Bruno
Timothy G. Dalton, Jr.
Kenneth J. Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

MainStay Small Cap Value Fund was closed to new investors as of December 1, 2001.

12
-

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A           -5.42%        7.14%        6.27%
    Class B           -6.09%        6.37%        5.50%
    Class C           -6.09%        6.37%        5.50%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A          -10.62%        5.93%        5.09%
    Class B          -10.71%        6.05%        5.34%
    Class C           -7.01%        6.37%        5.50%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A         346 out of    42 out of      45 out of
                    446 funds     229 funds      225 funds
    Class B         362 out of    49 out of      59 out of
                    446 funds     229 funds      225 funds
    Class C         362 out of       n/a         66 out of
                    446 funds                    233 funds
    Average Lipper
    small-cap
    core fund         -2.07%        2.89%          2.76%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

         NAV 6/30/03    INCOME    CAPITAL GAINS
Class A     $11.97      $0.0000      $0.0000
Class B     $11.50      $0.0000      $0.0000
Class C     $11.50      $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

                                                                              13
                                                                               -

Portfolio of Investments June 30, 2003 unaudited

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (99.0%)+

AUTOMOBILES (0.7%)
Coachmen Industries, Inc. ......     58,300       $   696,685
                                                  -----------
BANKS (8.7%)
Brookline Bancorp, Inc. ........     85,100         1,191,400
Chittenden Corp. ...............     69,700         1,906,295
Cullen/Frost Bankers, Inc. .....     37,600         1,206,960
Local Financial Corp. (a).......    133,800         1,932,072
S&T Bancorp, Inc. ..............     23,042           632,042
Westamerica Bancorp.............     35,200         1,516,416
                                                  -----------
                                                    8,385,185
                                                  -----------
BUILDING PRODUCTS (2.9%)
NCI Building Systems, Inc.
 (a)............................     55,600           928,520
Simpson Manufacturing Co., Inc.
 (a)............................     49,900         1,826,340
                                                  -----------
                                                    2,754,860
                                                  -----------
CHEMICALS (4.4%)
Arch Chemicals, Inc. ...........     81,000         1,547,100
Georgia Gulf Corp. .............     67,100         1,328,580
H.B. Fuller Co. ................     62,800         1,382,856
                                                  -----------
                                                    4,258,536
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (9.6%)
Arbitron, Inc. (a)..............     41,800         1,492,260
Banta Corp. ....................     39,300         1,272,141
eFunds Corp. (a)................     90,706         1,045,840
Herman Miller, Inc. ............     74,500         1,505,645
ITT Educational Services, Inc.
 (a)............................     54,000         1,579,500
Learning Tree International,
 Inc. (a).......................     75,255         1,176,236
Rollins, Inc. ..................      2,000            37,700
Steiner Leisure Ltd. (a)........     76,100         1,111,060
                                                  -----------
                                                    9,220,382
                                                  -----------
COMMUNICATIONS EQUIPMENT (1.4%)
Plantronics, Inc. (a)...........     61,100         1,324,037
                                                  -----------

DIVERSIFIED FINANCIALS (1.9%)
Waddell & Reed Financial, Inc.
 Class A........................     70,400         1,807,168
                                                  -----------

ELECTRIC UTILITIES (1.5%)
El Paso Electric Co. (a)........    120,900         1,490,697
                                                  -----------
ELECTRICAL EQUIPMENT (3.5%)
AMETEK, Inc. ...................     45,000         1,649,250
Brady Corp. Class A.............     23,700           790,395
Littelfuse, Inc. (a)............     40,100           896,636
                                                  -----------
                                                    3,336,281
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
Electro Scientific Industries,
 Inc. (a).......................     60,500           917,180
Technitrol, Inc. (a)............     89,300         1,343,965
                                                  -----------
                                                    2,261,145
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
ENERGY EQUIPMENT & SERVICES (3.4%)
Pride International, Inc. (a)...    118,600       $ 2,232,052
Universal Compression Holdings,
 Inc. (a).......................     49,900         1,040,914
                                                  -----------
                                                    3,272,966
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (4.7%)
Arrow International, Inc. ......     26,800         1,183,220
Orthofix International N.V.
 (a)............................     51,000         1,669,740
Sybron Dental Specialties, Inc.
 (a)............................     70,400         1,661,440
                                                  -----------
                                                    4,514,400
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Omnicare, Inc. .................     61,400         2,074,706
Option Care, Inc. (a)...........     10,000           115,300
Renal Care Group, Inc. (a)......     43,400         1,528,114
                                                  -----------
                                                    3,718,120
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Ryan's Family Steak Houses, Inc.
 (a)............................     24,313           340,382
                                                  -----------

HOUSEHOLD DURABLES (1.1%)
Matthews International Corp.
 Class A........................     30,900           765,084
Oneida Ltd. ....................     44,200           298,350
                                                  -----------
                                                    1,063,434
                                                  -----------
INSURANCE (4.9%)
Delphi Financial Group, Inc.
 Class A........................     32,700         1,530,360
Reinsurance Group of America,
 Inc. ..........................     54,800         1,759,080
Scottish Annuity & Life
 Holdings, Ltd. ................     68,600         1,386,406
                                                  -----------
                                                    4,675,846
                                                  -----------
IT CONSULTING & SERVICES (1.6%)
Forrester Research, Inc. (a)....     95,698         1,565,619
                                                  -----------

LEISURE EQUIPMENT & PRODUCTS (1.7%)
Arctic Cat, Inc. ...............     84,300         1,615,188
                                                  -----------

MACHINERY (8.6%)
Briggs & Stratton Corp. ........     38,300         1,934,150
CLARCOR, Inc. ..................     43,400         1,673,070
IDEX Corp. .....................     42,500         1,540,200
Lincoln Electric Holdings,
 Inc. ..........................     61,400         1,253,174
Thomas Industries, Inc. ........     25,900           700,595
Wabtec Corp. ...................     88,400         1,229,644
                                                  -----------
                                                    8,330,833
                                                  -----------
MEDIA (3.3%)
Mediacom Communications Corp.
 (a)............................    153,800         1,518,006
R.H. Donnelley, Corp. (a).......     46,000         1,677,620
                                                  -----------
                                                    3,195,626
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

14
-

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
METALS & MINING (1.8%)
United States Steel Corp. ......    103,900       $ 1,700,843
                                                  -----------

OIL & GAS (3.6%)
Cimarex Energy Co. (a)..........     49,900         1,185,125
Houston Exploration Co. (The)
 (a)............................     65,500         2,272,850
                                                  -----------
                                                    3,457,975
                                                  -----------
PAPER & FOREST PRODUCTS (1.5%)
Wausau-Mosinee Paper Corp. .....    125,700         1,407,840
                                                  -----------

REAL ESTATE (4.4%)
Kilroy Realty Corp. ............     49,100         1,350,250
LNR Property Corp. .............     34,400         1,286,560
Macerich Co. (The)..............     29,300         1,029,309
Trammell Crow Co. (a)...........     50,400           534,744
                                                  -----------
                                                    4,200,863
                                                  -----------
ROAD & RAIL (4.7%)
Florida East Coast Industries,
 Inc.
 Class A........................     34,700           886,585
 Class B........................     13,700           341,130
Heartland Express, Inc. (a).....     45,064         1,002,674
USF Corp. ......................     40,100         1,081,497
Yellow Corp. (a)................     53,191         1,231,372
                                                  -----------
                                                    4,543,258
                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.5%)
Actel Corp. (a).................     72,000         1,476,000
Advanced Energy Industries, Inc.
 (a)............................     63,000           897,750
Pericom Semiconductor Corp.
 (a)............................    149,283         1,388,332
Phototronics, Inc. (a)..........     87,600         1,528,620
TTM Technologies, Inc. (a)......    217,600         1,020,544
                                                  -----------
                                                    6,311,246
                                                  -----------
SOFTWARE (1.6%)
Autodesk, Inc. .................     94,100         1,520,656
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
SPECIALTY RETAIL (1.6%)
Dress Barn, Inc. (The) (a)......     29,469       $   373,372
Too, Inc. (a)...................     57,300         1,160,325
                                                  -----------
                                                    1,533,697
                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS (2.9%)
K-Swiss, Inc. Class A...........     36,831         1,271,406
Warnaco Group, Inc. (The) (a)...    116,445         1,566,185
                                                  -----------
                                                    2,837,591
                                                  -----------
Total Common Stocks
 (Cost $89,628,263).............                   95,341,359
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENT (1.5%)

TIME DEPOSIT (1.5%)
Bank of New York Cayman
 0.625%, due 7/1/03.............  $1,500,000        1,500,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,500,000)..............                    1,500,000
                                                  -----------
Total Investments
 (Cost $91,128,263) (c).........      100.5%       96,841,359(d)
Liabilities in Excess of
 Cash and Other Assets..........       (0.5)         (494,010)
                                  ----------      -----------
Net Assets......................      100.0%      $96,347,349
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $91,435,610.
(d)  At June 30, 2003, net unrealized appreciation was
     $5,405,749, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $11,986,348 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,580,599.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $91,128,263)..............................................       $96,841,359
Cash........................................................            91,843
Receivables:
  Investment securities sold................................         1,870,083
  Dividends and interest....................................            57,879
  Fund shares sold..........................................            29,304
Other assets................................................            17,045
                                                                   -----------
        Total assets........................................        98,907,513
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,996,760
  Fund shares redeemed......................................           284,590
  Transfer agent............................................            84,016
  Manager...................................................            78,935
  NYLIFE Distributors.......................................            57,809
  Custodian.................................................             4,222
Accrued expenses............................................            53,832
                                                                   -----------
        Total liabilities...................................         2,560,164
                                                                   -----------
Net assets..................................................       $96,347,349
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    29,906
  Class B...................................................            45,197
  Class C...................................................             7,468
Additional paid-in capital..................................        90,842,166
Accumulated net investment loss.............................          (611,204)
Accumulated undistributed net realized gain on
  investments...............................................           320,720
Net unrealized appreciation on investments..................         5,713,096
                                                                   -----------
Net assets..................................................       $96,347,349
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $35,807,940
                                                                   ===========
Shares of beneficial interest outstanding...................         2,990,552
                                                                   ===========
Net asset value per share outstanding.......................       $     11.97
Maximum sales charge (5.50% of offering price)..............              0.70
                                                                   -----------
Maximum offering price per share outstanding................       $     12.67
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $51,955,083
                                                                   ===========
Shares of beneficial interest outstanding...................         4,519,657
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.50
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 8,584,326
                                                                   ===========
Shares of beneficial interest outstanding...................           746,760
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.50
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  475,632
  Interest..................................................       7,099
                                                              ----------
    Total income............................................     482,731
                                                              ----------
Expenses:
  Manager...................................................     460,458
  Transfer agent............................................     230,876
  Distribution--Class B.....................................     187,336
  Distribution--Class C.....................................      31,728
  Service--Class A..........................................      42,093
  Service--Class B..........................................      62,446
  Service--Class C..........................................      10,576
  Shareholder communication.................................      22,442
  Professional..............................................      20,525
  Registration..............................................      19,077
  Recordkeeping.............................................      16,991
  Custodian.................................................      12,386
  Trustees..................................................       3,364
  Miscellaneous.............................................      10,472
                                                              ----------
    Total expenses before reimbursement.....................   1,130,770
Expense reimbursement from Manager..........................     (36,835)
                                                              ----------
    Net expenses............................................   1,093,935
                                                              ----------
Net investment loss.........................................    (611,204)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     187,932
Net change in unrealized depreciation on investments........   7,009,025
                                                              ----------
Net realized and unrealized gain on investments.............   7,196,957
                                                              ----------
Net increase in net assets resulting from operations........  $6,585,753
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $  (611,204)    $ (1,430,443)
  Net realized gain on investments..........................       187,932          335,025
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     7,009,025      (15,273,957)
                                                               -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     6,585,753      (16,369,375)
                                                               -----------     ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................            --         (556,902)
    Class B.................................................            --         (883,671)
    Class C.................................................            --         (157,204)
                                                               -----------     ------------
      Total distributions to shareholders...................            --       (1,597,777)
                                                               -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     4,333,241       19,265,086
    Class B.................................................     2,261,045       10,805,256
    Class C.................................................        91,543        1,377,359
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --          416,771
    Class B.................................................            --          817,759
    Class C.................................................            --          101,963
                                                               -----------     ------------
                                                                 6,685,829       32,784,194
  Cost of shares redeemed:
    Class A.................................................    (6,295,587)     (22,188,432)
    Class B.................................................    (7,572,354)     (15,066,025)
    Class C.................................................    (1,475,594)      (2,531,120)
                                                               -----------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (8,657,706)      (7,001,383)
                                                               -----------     ------------
      Net decrease in net assets............................    (2,071,953)     (24,968,535)
NET ASSETS:
Beginning of period.........................................    98,419,302      123,387,837
                                                               -----------     ------------
End of period...............................................   $96,347,349     $ 98,419,302
                                                               ===========     ============
Accumulated net investment loss at end of period............   $  (611,204)    $         --
                                                               ===========     ============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months                                                            June 1*
                                                   ended                    Year ended December 31,                    through
                                                  June 30,       ----------------------------------------------      December 31,
                                                   2003+          2002         2001         2000         1999            1998
                                                 ----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period.......     $ 11.10        $ 12.84      $ 11.30      $  9.56      $  9.03        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss) (a).............       (0.05)         (0.09)       (0.05)        0.00(b)     (0.03)         (0.06)
Net realized and unrealized gain (loss) on
 investments.................................        0.92          (1.47)        1.79         2.80         0.58          (0.91)
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations.............        0.87          (1.56)        1.74         2.80         0.55          (0.97)
                                                  -------        -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on investments.......          --          (0.18)       (0.20)       (1.06)       (0.02)            --
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period.............     $ 11.97        $ 11.10      $ 12.84      $ 11.30      $  9.56        $  9.03
                                                  =======        =======      =======      =======      =======        =======
Total investment return (c)..................        7.84%        (12.16%)      15.43%       30.04%        6.11%         (9.70%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)..............       (0.85%)++      (0.74%)      (0.41%)       0.08%       (0.34%)        (1.53%)++
   Net expenses..............................        1.90%++        1.87%        1.88%        1.90%        1.90%          3.14%++
   Expenses (before reimbursement)...........        1.98%++        1.87%        1.88%        2.07%        2.21%          3.14%++
Portfolio turnover rate......................          24%            46%          46%          69%          42%            24%
Net assets at end of period (in 000's).......     $35,808        $35,197      $43,761      $27,610      $15,205        $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                 Class B                                                     Class C
    -----------------------------------------------------------------   --------------------------------------------------
    Six months                                             June 1*      Six months
      ended             Year ended December 31,            through        ended             Year ended December 31,
     June 30,    -------------------------------------   December 31,    June 30,    -------------------------------------
      2003+       2002      2001      2000      1999         1998         2003+       2002      2001      2000      1999
    ----------   -------   -------   -------   -------   ------------   ----------   -------   -------   -------   -------
     $ 10.70     $ 12.48   $ 11.07   $  9.46   $  9.00     $ 10.00       $ 10.70     $ 12.48   $ 11.07   $  9.46   $  9.00
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
       (0.09)      (0.18)    (0.13)    (0.07)    (0.10)      (0.09)        (0.09)      (0.18)    (0.13)    (0.07)    (0.10)
        0.89       (1.42)     1.74      2.74      0.58       (0.91)         0.89       (1.42)     1.74      2.74      0.58
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
        0.80       (1.60)     1.61      2.67      0.48       (1.00)         0.80       (1.60)     1.61      2.67      0.48
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
          --       (0.18)    (0.20)    (1.06)    (0.02)         --            --       (0.18)    (0.20)    (1.06)    (0.02)
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
     $ 11.50     $ 10.70   $ 12.48   $ 11.07   $  9.46     $  9.00       $ 11.50     $ 10.70   $ 12.48   $ 11.07   $  9.46
     =======     =======   =======   =======   =======     =======       =======     =======   =======   =======   =======
        7.48%     (12.83%)   14.57%    28.97%     5.35%     (10.00%)        7.48%     (12.83%)   14.57%    28.97%     5.35%
       (1.60%)++   (1.49%)   (1.16%)   (0.67%)   (1.09%)     (2.28%)++     (1.60%)++   (1.49%)   (1.16%)   (0.67%)   (1.09%)
        2.65%++     2.62%     2.63%     2.65%     2.65%       3.89%++       2.65%++     2.62%     2.63%     2.65%     2.65%
        2.73%++     2.62%     2.63%     2.82%     2.96%       3.89%++       2.73%++     2.62%     2.63%     2.82%     2.96%
          24%         46%       46%       69%       42%         24%           24%         46%       46%       69%       42%
     $51,955     $53,819   $67,377   $32,777   $15,722     $10,145       $ 8,584     $ 9,403   $12,250   $ 2,090   $   634

        Class C
     --------------
     September 1**
        through
      December 31,
          1998
     --------------
         $ 7.49
         ------
          (0.06)
           1.57
         ------
           1.51
         ------
             --
         ------
         $ 9.00
         ======
          20.16%
          (2.28%)++
           3.89%++
           3.89%++
             24%
         $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

20
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

                                                                              21
                                                                               -

no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it would be appropriate.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Small Cap Value Fund

22
-

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of of Changes in Net Assets, was as follows:

Distributions paid from:
  Ordinary Income                                          $  854,844
  Long-term Capital Gains                                     742,933
                                                           ----------
                                                           $1,597,777
                                                           ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A,

                                                                              23
                                                                               -

Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $460,458 and reimbursed the Fund for $36,835.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $399 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $52,622 and $305, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2003, amounted to $230,876.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses.

MainStay Small Cap Value Fund

24
-

The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $886 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $16,991 for the six months ended June 30, 2003.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $22,405 and $31,249, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      SIX MONTHS ENDED                 YEAR ENDED
                                                       JUNE 30, 2003*               DECEMBER 31, 2002
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................    393       215         9      1,552       879      110
Shares issued in reinvestment of
  distributions................................     --        --        --         38        77       10
                                                  ----      ----      ----     ------    ------     ----
                                                   393       215         9      1,590       956      120
Shares redeemed................................   (572)     (725)     (141)    (1,827)   (1,326)    (223)
                                                  ----      ----      ----     ------    ------     ----
Net decrease...................................   (179)     (510)     (132)      (237)     (370)    (103)
                                                  ====      ====      ====     ======    ======     ====

-------

 *   Unaudited.

                                                                              25
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                                   Blank Page

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSSV10- 08/03
                      NYLIM-A03843                  25
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers(R) Aggregate Bond
                                                              Index, a Three-Index Composite, and Inflation
                                                              --Class A, Class B, and Class C Shares           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       12
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            27
                                                              Notes to Financial Statements                   32
                                                              The MainStay(R) Funds                           43

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers(R)
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year 12.95%, 5 Years 4.02%, Since Inception
4.95%
[CLASS A SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
PERIOD-END                                 INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
----------                               ------------------      ---------------          ------------        ------------------
2/28/97                                      $ 9,550.00             $ 10,000.00             $ 10,000.00            $  10,000.00
12/97                                         10,183.00               10,905.00               10,658.00               10,131.00
12/98                                         10,709.00               11,852.00               11,622.00               10,301.00
12/99                                         10,955.00               11,755.00               11,521.00               10,576.00
12/00                                         10,784.00               13,121.00               11,653.00               10,933.00
12/01                                         11,498.00               14,229.00               12,074.00               11,102.00
12/02                                         12,047.00               15,689.00               13,490.00               11,371.00
6/30/03                                       13,580.00               16,305.00               14,799.00               11,497.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 12.42%, 5 Years 3.92%, Since Inception 4.93% Class C Total Returns: 1 Year 16.42%, 5 Years 4.21%, Since Inception 4.93% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
PERIOD-END                                  INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
----------                               ------------------      ---------------          ------------        ------------------
2/28/97                                     $ 10,000.00             $ 10,000.00             $ 10,000.00             $ 10,000.00
12/97                                         10,602.00               10,905.00               10,658.00               10,131.00
12/98                                         11,063.00               11,852.00               11,622.00               10,301.00
12/99                                         11,233.00               11,755.00               11,521.00               10,576.00
12/00                                         10,977.00               13,121.00               11,653.00               10,933.00
12/01                                         11,612.00               14,229.00               12,074.00               11,102.00
12/02                                         12,075.00               15,689.00               13,490.00               11,371.00
6/30/03                                       13,565.00               16,305.00               14,799.00               11,497.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

   be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. An investment cannot be made directly into an index.

2. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Prior to April 2003, the Citigroup Non-U.S. Dollar World Government Bond Index was known as the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


Dramatic events unfolded on the world stage during the first half of 2003. After a substantial military buildup, coalition forces entered Iraq on March 20, 2003, and in less than a month and a half, major combat operations were concluded.

In the United States, however, three key economic drivers--business confidence, capital spending, and hiring--were noticeably weak during the first half of 2003. Real gross domestic product grew at an annual rate of 1.4% in the first quarter of 2003, and according to advance estimates by the Bureau of Economic Analysis, real GDP continued to increase at a seasonally adjusted annual rate of 2.4% in the second quarter. The U.S. government chose an aggressive alignment of its macroeconomic policies--an accommodative monetary policy, a stimulative fiscal policy, and a lower dollar--as the means to drive the business cycle forward. The Federal Reserve reinforced this stance by lowering the targeted federal funds rate to 1.0% on June 25, 2003. Amid mixed economic signals, Treasury yields, though volatile, ended the reporting period just slightly below where they began.

The high-yield bond market outpaced other asset classes during the first quarter of 2003. High-yield returns were even higher in the second quarter as default rates declined and new issuance rose among below-investment-grade credits.

Most international bond markets provided strong performance during the first half of 2003. The Citigroup Non-U.S. Dollar World Government Bond Index(1) returned 8.09% for the six-month period, with a substantial portion of the first-quarter return attributable to currency movements. In the second quarter, international bonds gained additional momentum as central banks moved to lower interest rates in an effort to stimulate economic growth and keep deflationary tendencies in check. Emerging-market debt was even stronger, with the J.P. Morgan Emerging Market Bond Index (EMBI)(2) returning 19.47% for the six months ended June 30, 2003.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Strategic Income Fund returned 12.73% for Class A shares and 12.34% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 10.42% return of the average Lipper(3) multisector income fund. All share classes outperformed the 3.93% return of the Lehman Brothers(R) Aggregate Bond Index,(4) and the 9.70% return of the Fund's Three-Index Composite(5) for the six months ended June 30, 2003.

-------
1. See footnote 2 on page 4 for more information about the Citigroup Non-U.S. Dollar World Government Bond Index.
2. The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted index that tracks the traded market for U.S. dollar denominated Brady bonds. Result assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. See footnote and table on page 12 for more information about Lipper Inc.
4. See footnote on page 3 for more information about the Lehman Brothers(R) Aggregate Bond Index.
5. See footnote on page 4 for more information about the Fund's Three-Index Composite.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS A SHARES

[CLASS A SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                     TOTAL RETURN%
-----------                                                                    -------------
12/97                                                                             6.62
12/98                                                                             5.17
12/99                                                                             2.30
12/00                                                                            -1.57
12/01                                                                             6.62
12/02                                                                             4.78
6/03                                                                             12.73

CLASS B AND CLASS C SHARES
[CLASS B SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                     TOTAL RETURN%
-----------                                                                    -------------
12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
12/01                                                                             5.78
12/02                                                                             3.99
6/03                                                                             12.34

HIGH-GRADE DOMESTIC BONDS

In the domestic high-grade portion of the Fund's portfolio, we have found value in Treasury bonds that mature between 2016 and 2030. We like "off-the-run" bonds, or those issued prior to the most recent issue for a given maturity. Since these bonds are less frequently traded, they may be less expensive and hence carry a higher yield. In particular, we like the wide yield gap between shorter- and longer-maturity Treasury securities, and we think the gap can narrow. The suspension of 30-year bond auctions may also support our approach.

The agency sector has also been a worthy source of yield for the domestic high-grade portion of the Fund's portfolio. We invested for the Fund in agency bonds issued by the housing government-sponsored enterprises such as the Federal Home Loan Bank, Fannie Mae, Freddie Mac, and other government-guaranteed entities. To add variety and pick up additional yield, we have invested a portion of the Fund's agency-security allocation in callable debentures and high-quality subordinated issues that are slightly lower in the capital structure than senior unsecured debt. Our commitment to the agency sector detracted from the Fund's performance in June when a highly publicized accounting controversy surfaced at Freddie Mac. We reduced the Fund's allocation to the sector when negative headlines led to widening bond spreads.

The resilience of residential mortgage-backed securities had been a stabilizing influence for the Fund in 2002. The same can be said for the first four months of 2003, during which the sector achieved an excess return of 75 basis points to duration-matched Treasuries. The bond market handily absorbed the new supply of residential mortgage-backed securities that resulted from a surge in refinancings. In May, when Treasuries broke out of their trading range to the downside, prepayments hit record levels, sponsorship for residential mortgage-backed securities began to weaken, and the sector trailed duration-matched Treasuries by 29 basis points for the month. June saw a slight recovery, with mortgage-backed securities staying even with Treasuries.

To enhance yield, the domestic high-grade portion of the Fund's portfolio invests in a variety of products that typically offer yield spreads to Treasuries. During the reporting period, we invested in triple-A rated(6) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a select set of moderate-quality (single-A and triple-B rated)(7) corporate bonds. To ensure stability of cash flows, we like commercial mortgage-backed securities that are backed by a wide range of property types with mortgages that are several years old. Over the course of the reporting period, however, we reduced the Fund's allocation to this sector. Rate-reduction bonds are our preferred way to take exposure in the asset-backed securities sector. States that are shifting to retail competition for electric power allow their utilities to issue these bonds to recover facility costs that might otherwise be lost. The bonds are collateralized by mandatory user tariffs that are passed through to the investor.

Corporate bonds offer value relative to Treasuries because their spreads have room to tighten as the economy recovers. We favor corporate bonds issued by entities with durable revenue streams. In the first six months of 2003, with strengthening balance sheets and better corporate governance, corporate bonds have outperformed all other segments of the investment-grade universe. Accordingly, the Fund's allocation to corporate bonds has added value.

-------
6. Debt rated AAA has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rating categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

During the first half of 2003, the duration of the domestic high-grade portion of the Fund's portfolio extended somewhat. A portion of the extension tracked market flows. The other portion reflected our belief that the Federal Reserve had a strong incentive to maintain low rates across the breadth of the Treasury yield curve to combat deflation, promote economic growth, and preserve strength in the housing market. The Fund's performance might have improved had we lengthened duration earlier in May.

HIGH-YIELD BONDS

After showing weakness in the first quarter of 2003, the airline industry revived in the second quarter as summer bookings began to grow. Delta Airlines and Northwest Airlines were both among the top performers in the high-yield portion of the Fund's portfolio for the first half of 2003.

The Fund had several high-yield holdings of information technology companies that have benefited from balance-sheet improvements and cost cutting. Avaya, Juniper Networks, Lucent Technology, and Nortel Networks were among the top performers in the first quarter. While revenues for communications-equipment makers are not growing, the market is reacting positively to the balance-sheet and cash-flow restructurings that these companies have reported. Xerox showed revenue gains as well as an increase in margins. The company's strong fourth-quarter results gave the Fund's holdings a boost in the first quarter of 2003. Other information technology holdings in the high-yield portion of the Fund's portfolio included Ciena, and LSI Logic.

For the first six months of 2003, the Fund's top-performing high-yield security in the diversified telecommunication services industry, was Nextel International, which recently completed a reorganization. Sprint PCS wireless affiliates led high-yield performance in the wireless telecommunication services industry. The Fund also held Alamosa, Colt Telecom, and US Unwired. The Fund's diversified telecommunication services investments included Qwest and Call Net Enterprises. In the second quarter, investors overcame concerns regarding Qwest's lack of a wireless affiliate and audited financials. Many were encouraged by the company's debt reduction through asset sales (Dex Directory) and a debt exchange, and by the monopoly value of an underlying Regional Bell Operating Company (the former US West).

AES Corporation was also a top performer in the high-yield portion of the Fund's portfolio during the first half of the year. The utility company recently announced several asset sales and is using the proceeds to reduce leverage by repaying a portion of its obligations. The high-yield portion of the Fund's portfolio also initiated positions in some gas-pipeline companies during the first half of the year. The pace of utility performance slowed after the first quarter, but the industry continued to surpass the Credit Suisse First Boston High Yield

Index. Utilities are currently the largest industry in the Index and the high-yield portion of the Fund's portfolio is market weighted. Holdings in the high-yield portion of the Fund's portfolio include AES, Calpine, Tennessee Gas Pipeline, and Mirant.

Health care companies provided lackluster performance in the first quarter and were in line with the market in the second quarter. We have reduced exposure to this sector in the high-yield portion of the Fund's portfolio. Health care holdings included Caremark, dj Orthopedics, Medaphis, and Vertex Pharma-ceuticals. HealthSouth was a low point in the first quarter as the company faced a suit by the SEC for overstating profits. The CEO and a number of executives were also under investigation. This was the first major company to be sued following the passage of the Sarbanes-Oxley Act, which required executives to certify their financial reports beginning in August of 2002. We sold the Fund's high-yield position in the company.

Cable companies were strong performers in the first half of 2003. Companies sold off significantly in 2002, and valuations sank dramatically amid woes at Adelphia and Charter and negative perceptions about the industry's ability to generate free cash flow. The asset value of cable systems, the expected free cash flow, and the resulting credit improvement brought investors back to the industry in the second quarter. The Fund's high-yield cable holdings included Adelphia, FrontierVision, Time Warner Entertainment, and Comcast, all of which were positive performers for the last three months of the reporting period.

The Fund's poorest-performing high-yield securities in the first half of the year included steel companies Algoma Steel and AK Steel. The performance of recently restructured Marconi Corporation, a European communications-equipment provider, was also a disappointment. Holdings in Xerox also detracted from performance in the high-yield portion of the Fund's portfolio during the second quarter.

INTERNATIONAL BONDS

The international portion of the Fund's portfolio held an overweighted position in Canadian, Australian, and Swedish government debt. Canada (+4.7%) and Sweden (+3.0%) were the best-performing developed markets in local currency terms in the international portion of the Fund's portfolio. The value of the Canadian dollar also increased by 14% relative to the U.S. dollar over the six-month reporting period.

The Fund's strategy of maintaining a very low weighting in Japanese yen debt continued to strengthen the Fund's performance. Japanese government bonds rose only 67 basis points in the first half of 2003. That figure includes a decline of 40 basis points in the second quarter. Taking currency movements into account, Japanese bonds were actually down 1.6% for the second quarter and down 0.5% for the first half of the year.

To take advantage of the higher yields and appreciation potential available from emerging-market securities, the international portion of the Fund's portfolio invested a substantial portion of its net assets in emerging-market debt denominated in either U.S. dollars or other currencies. This allocation helped strengthen the Fund's overall performance relative to its benchmark and its peers.

Toward the end of the six-month reporting period, investors started to take profits in the euro and government and corporate debt. This was not surprising, since prices and yields had moved up very quickly in a short period of time.

LOOKING AHEAD

The domestic high-grade portion of the Fund's portfolio has a moderate risk profile and is positioned for lower Treasury rates, higher volatility, tighter spreads, and contained inflation. We believe that total-return prospects are strongest in sectors other than Treasuries and have positioned this portion of the portfolio accordingly.

We remain positive about the prospects for the high-yield market. Low real interest rates, significant federal stimulus, and continuing improvements in the world's financial markets all provide great potential for the economy. While the market waits for improvements in corporate earnings, lower default rates may help support a continuation of the market rally we've seen in the first half of 2003.

We believe that international currencies and international bonds may see a decline before investors begin to put new money to work. We remain cautiously optimistic but have reduced duration exposure in the international portion of the Fund's portfolio. We will not seek to aggressively add riskier assets until we get a clearer picture of the global economy and inflation.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatil-ity, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

TARGETED DIVIDEND POLICY

MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2003, the Fund reduced its dividend to reflect the lower yields available in the bond market. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 6/30/03
    Class A                18.27%                4.98%                5.71%
    Class B                17.42%                4.21%                4.93%
    Class C                17.42%                4.21%                4.93%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 6/30/03
    Class A                12.95%                4.02%                4.95%
    Class B                12.42%                3.92%                4.93%
    Class C                16.42%                4.21%                4.93%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 6/30/03
    Class A          42 out of 110 funds   35 out of 85 funds   25 out of 70 funds
    Class B          48 out of 110 funds   55 out of 85 funds   44 out of 70 funds
    Class C          48 out of 110 funds          n/a           62 out of 89 funds
    Average Lipper
    multisector
    income fund            16.63%                4.68%                5.34%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV (6/30/03)    INCOME    CAPITAL GAINS
    Class A      $8.68        $0.2888      $0.0000
    Class B      $8.66        $0.2576      $0.0000
    Class C      $8.66        $0.2576      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 2/28/97 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (89.4%)+
ASSET-BACKED SECURITIES (2.4%)

AIRLINES (0.1%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 4/1/11..........  $     170,000      $    118,780
                                                  ------------

AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..........        130,675           102,077
 Series 1996-1
 8.97%, due 1/2/15...........         23,494            12,670
                                                  ------------
                                                       114,747
                                                  ------------
AUTO LEASES (0.8%)
BMW Vehicle Owner Trust
 Series 2003-A Class A3
 1.94%, due 2/25/07..........        135,000           136,086
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........        644,225           650,519
                                                  ------------
                                                       786,605
                                                  ------------
CONSUMER LOANS (0.1%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.........         75,000            79,325
                                                  ------------

DIVERSIFIED FINANCIALS (0.1%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..........         70,000            75,365
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..........         50,000            52,715
                                                  ------------
                                                       128,080
                                                  ------------
ELECTRIC UTILITIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d).......        470,000           499,375
                                                  ------------

MEDIA (0.2%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e).......        209,087           196,542
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
MULTILINE RETAIL (0.0%) (b)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (f)(g)....  $      92,061      $     36,824
                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Public Service of New
 Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08...........        229,077           243,110
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......        260,000           235,300
                                                  ------------
                                                       478,410
                                                  ------------
Total Asset-Backed Securities
 (Cost $2,465,199)...........                        2,438,688
                                                  ------------
CONVERTIBLE BONDS (3.7%)

BIOTECHNOLOGY (0.2%)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07..........        250,000           210,313
                                                  ------------

COMMUNICATIONS EQUIPMENT (0.9%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07...........         50,000            41,375
CIENA Corp.
 3.75%, due 2/1/08...........        203,000           169,505
Juniper Networks, Inc.
 4.75%, due 3/15/07..........        202,000           191,648
Nortel Networks Corp.
 4.25%, due 9/1/08...........        500,000           423,750
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)......        190,000           152,000
                                                  ------------
                                                       978,278
                                                  ------------
DIVERSIFIED FINANCIALS (0.2%)
Providian Financial Corp.
 3.25%, due 8/15/05..........        185,000           169,969
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06
 (f)(g)......................        504,238            73,114
KPNQwest N.V.
 10.00%, due 3/15/12.........  E      40,000               115
Premiere Technologies, Inc.
 5.75%, due 7/1/04...........  $     130,000           125,450
                                                  ------------
                                                       198,679
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CONVERTIBLE BONDS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Province Healthcare Co.
 4.25%, due 10/10/08.........  $     240,000      $    219,300
                                                  ------------
MEDIA (0.3%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (f)......        220,000            42,350
Cox Communications, Inc.
 0.4259%, due 4/19/20........        495,000           246,881
                                                  ------------
                                                       289,231
                                                  ------------
METALS & MINING (0.0%) (b)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (e)(f)(h)...................         57,000            11,115
                                                  ------------
PHARMACEUTICALS (0.2%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08..........        205,000           203,975
                                                  ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
Atmel Corp.
 (zero coupon), due
 5/23/21.....................        400,000           152,500
Infineon Technologies
 Holdings BV
 4.25%, due 2/6/07...........  E     150,000           149,644
LSI Logic Corp.
 4.00%, due 11/1/06..........  $     514,000           480,590
PMC-Sierra, Inc.
 3.75%, due 8/15/06..........        100,000            93,750
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05..........        136,000           126,990
                                                  ------------
                                                     1,003,474
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)......  E      81,000            77,203
 2.00%, due 4/3/07 (c).......        335,000           300,064
Millicom International
 Cellular S.A.
 2.00%, due 6/1/06
 (e)(i)(j)...................  $      54,000           134,393
                                                  ------------
                                                       511,660
                                                  ------------
Total Convertible Bonds
 (Cost $3,564,464)...........                        3,795,994
                                                  ------------
CORPORATE BONDS (37.5%)

AEROSPACE & DEFENSE (0.5%)
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11..........        235,000           184,475
K & F Industries, Inc.
 Series B
 9.625%, due 12/15/10........        120,000           133,200

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

AEROSPACE & DEFENSE (CONTINUED)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........  $      92,000      $     96,140
 8.875%, due 4/1/08 (c)......        115,000           120,175
                                                  ------------
                                                       533,990
                                                  ------------
AIRLINES (0.7%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..........         55,000            52,525
 8.30%, due 12/15/29.........        366,000           258,030
 10.375%, due 12/15/22.......         80,000            58,800
Northwest Airlines, Inc.
 8.375%, due 3/15/04.........         35,000            32,725
 8.52%, due 4/7/04...........        250,000           233,750
 9.875%, due 3/15/07.........        135,000           106,650
                                                  ------------
                                                       742,480
                                                  ------------
AUTO COMPONENTS (0.5%)
Dana Corp.
 7.00%, due 3/1/29...........        120,000           104,550
Mark IV Industries, Inc.
 7.50%, due 9/1/07...........        414,000           339,998
Tenneco Automotive, Inc.
 10.25%, due 7/15/13 (c).....         30,000            30,375
                                                  ------------
                                                       474,923
                                                  ------------
AUTOMOBILES (0.3%)
General Motors Corp.
 7.125%, due 7/15/13.........         85,000            84,546
 8.375%, due 7/15/33.........        225,000           220,993
                                                  ------------
                                                       305,539
                                                  ------------
BANKS (0.5%)
Bank of America Corp.
 5.125%, due 11/15/14........        150,000           159,906
Capital One Bank
 4.875%, due 5/15/08.........        100,000           102,051
FleetBoston Financial Corp.
 3.85%, due 2/15/08..........         60,000            62,269
Wachovia Corp.
 6.80%, due 6/1/05...........         85,000            92,989
Wells Fargo & Co.
 5.00%, due 11/15/14.........         80,000            84,758
                                                  ------------
                                                       501,973
                                                  ------------
BUILDING PRODUCTS (0.2%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).....        145,000           143,550
Masco Corp.
 6.50%, due 8/15/32..........        100,000           110,989
                                                  ------------
                                                       254,539
                                                  ------------
CHEMICALS (1.1%)
Equistar Chemicals, L.P.
 10.625%, due 5/1/11 (c).....        130,000           133,250

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
FMC Corp.
 10.25%, due 11/1/09.........  $     220,000      $    247,500
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (f).....        145,000            43,500
Millennium America, Inc.
 7.625%, due 11/15/26........        149,000           138,570
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10........        188,000           179,540
Terra Capital, Inc.
 12.875%, due 10/15/08.......        372,000           396,180
                                                  ------------
                                                     1,138,540
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07..........        495,400           501,592
American Color Graphics, Inc.
 12.75%, due 8/1/05..........        285,000           285,713
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.........        249,000           204,180
Waste Management, Inc.
 6.375%, due 11/15/12........        165,000           187,612
                                                  ------------
                                                     1,179,097
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.8%)
Avaya, Inc.
 11.125%, due 4/1/09.........        245,000           268,275
Lucent Technologies, Inc.
 6.45%, due 3/15/29..........        400,000           274,000
 6.50%, due 1/15/28..........        104,000            71,760
 7.25%, due 7/15/06..........        172,000           162,970
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (f).....        322,000            30,590
                                                  ------------
                                                       807,595
                                                  ------------
COMPUTERS & PERIPHERALS (0.4%)
IBM Corp.
 4.75%, due 11/29/12.........        215,000           225,979
 8.375%, due 11/1/19.........        110,000           151,237
                                                  ------------
                                                       377,216
                                                  ------------
CONSTRUCTION & ENGINEERING (0.4%)
URS Corp.
 11.50%, due 9/15/09.........        280,000           298,200
 Series B
 12.25%, due 5/1/09..........         65,000            64,350
                                                  ------------
                                                       362,550
                                                  ------------
CONTAINERS & PACKAGING (0.7%)
Owens-Brockway Glass
 Container, Inc.
 8.25%, due 5/15/13 (c)......         65,000            67,925
 8.875%, due 2/15/09.........        145,000           157,325

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

CONTAINERS & PACKAGING (CONTINUED)
Owens-Illinois, Inc.
 7.80%, due 5/15/18..........  $     408,000      $    385,560
Sealed Air Corp.
 8.75%, due 7/1/08 (c).......         65,000            76,879
                                                  ------------
                                                       687,689
                                                  ------------
DIVERSIFIED FINANCIALS (2.5%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..........         70,000            73,222
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.........        230,029           244,981
Cedar Brakes II LLC
 9.875%, due 9/1/13..........        512,263           508,420
Citigroup, Inc.
 4.875%, due 5/7/15..........        145,000           149,126
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.........        328,000           142,680
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12.........         20,000            19,953
Goldman Sachs Group, Inc.
 (The)
 5.125%, due 4/24/13.........  E     170,000           203,939
 5.25%, due 4/1/13...........  $      40,000            42,651
Household Finance Corp.
 8.00%, due 7/15/10..........         50,000            62,026
Interline Brands, Inc.
 11.50%, due 5/15/11 (c).....        180,000           189,900
IPC Acquisition Corp.
 11.50%, due 12/15/09........        265,000           280,900
John Deere Capital Corp.
 3.90%, due 1/15/08..........        190,000           197,390
MBNA Corp.
 6.25%, due 1/17/07..........        100,000           109,960
Morgan Stanley
 3.625%, due 4/1/08..........        265,000           271,575
 Series E
 5.375%, due 11/14/13........  L      70,000           117,723
                                                  ------------
                                                     2,614,446
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
AT&T Corp.
 6.00%, due 11/21/06 (c).....  E      70,000            85,408
Citizens Communications Co.
 7.60%, due 6/1/06...........  $     100,000           113,371
 9.00%, due 8/15/31..........        240,000           323,371
 9.25%, due 5/15/11..........         85,000           109,986
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..........        634,000           607,055
Qwest Corp.
 8.875%, due 3/15/12 (c).....        425,000           474,938
Qwest Services Corp.
 13.50%, due 12/15/10 (c)....        454,000           513,020
 14.00%, due 12/15/14 (c)....         50,000            58,000

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08........  $      15,000      $     14,400
 7.20%, due 11/1/04..........         15,000            15,375
 8.875%, due 6/1/31..........        195,000           204,750
WorldCom, Inc.
 8.25%, due 5/15/31 (f)......        808,000           238,360
                                                  ------------
                                                     2,758,034
                                                  ------------
ELECTRIC UTILITIES (0.4%)
CenterPoint Energy, Inc.
 6.85%, due 6/1/15 (c).......         55,000            55,083
Consumers Energy Co.
 6.25%, due 9/15/06..........        110,000           122,127
DTE Energy Co.
 6.375%, due 4/15/33.........         80,000            83,367
TECO Energy, Inc.
 7.50%, due 6/15/10..........        145,000           147,900
                                                  ------------
                                                       408,477
                                                  ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
 6.00%, due 8/15/32..........         50,000            55,002
                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
El Paso Production Holding
 Co.
 7.75%, due 6/1/13 (c).......        215,000           214,463
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07.........        160,000           176,800
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06.........        195,000           200,850
                                                  ------------
                                                       592,113
                                                  ------------
FOOD & DRUG RETAILING (0.1%)
Ahold Finance USA, Inc.
 6.25%, due 5/1/09...........         55,000            51,287
Fred Meyer, Inc.
 7.375%, due 3/1/05..........         95,000           102,598
                                                  ------------
                                                       153,885
                                                  ------------
FOOD PRODUCTS (0.6%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09.........        192,000           208,320
Dole Food Co., Inc.
 8.75%, due 7/15/13..........         35,000            37,537
Swift & Co.
 10.125%, due 10/1/09 (c)....        215,000           223,600
 12.50%, due 1/1/10 (c)......        170,000           175,100
                                                  ------------
                                                       644,557
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
GAS UTILITIES (0.9%)
El Paso Energy Partners L.P.
 6.95%, due 12/15/07.........  $     125,000      $    116,875
 7.80%, due 8/1/31...........        150,000           126,375
 Series B
 8.50%, due 6/1/11...........         95,000           101,650
Kern River Funding Corp.
 4.893%, due 4/30/18 (c).....        275,000           282,948
Kinder Morgan Energy
 Partners, L.P.
 5.35%, due 8/15/07..........        110,000           119,892
Southern Natural Gas Co.
 7.35%, due 2/15/31..........        150,000           152,625
                                                  ------------
                                                       900,365
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
ALARIS Medical Systems, Inc.
 7.25%, due 7/1/11...........         65,000            65,812
 9.75%, due 12/1/06..........        226,000           233,910
dj Orthopedics, LLC
 12.625%, due 6/15/09........         82,000            88,560
                                                  ------------
                                                       388,282
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
Anthem, Inc.
 6.80%, due 8/1/12...........        105,000           122,583
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........        466,000           441,240
 8.70%, due 2/10/10..........         90,000           107,194
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f).....        226,000           192,100
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (e)(j)......................        299,000           158,470
HCA, Inc.
 8.75%, due 9/1/10...........         45,000            52,419
Manor Care, Inc.
 8.00%, due 3/1/08...........        803,000           903,375
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..........        330,000           336,600
Quest Diagnostics, Inc.
 6.75%, due 7/12/06..........        220,000           246,415
 7.50%, due 7/12/11..........        155,000           186,609
Service Corp. International
 7.20%, due 6/1/06...........        135,000           135,675
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.........        149,000           152,725
Tenet Healthcare Corp.
 6.875%, due 11/15/31........        255,000           224,400
                                                  ------------
                                                     3,259,805
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07........        159,000           145,087

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c)......  $     200,000      $    216,000
FRI-MRD Corp.
 12.00%, due 1/31/05
 (e)(i)(j)(k)................        234,933           131,562
Hilton Hotels Corp.
 7.625%, due 5/15/08.........        244,000           262,300
Jacobs Entertainment Co.
 11.875%, due 2/1/09.........         95,000           101,056
Park Place Entertainment
 Corp.
 8.875%, due 9/15/08.........         35,000            38,588
President Casinos, Inc.
 12.00%, due 9/15/03
 (c)(e)(f)(k)................         32,000            22,400
 13.00%, due 9/15/03
   (e)(f)(k).................         72,000            34,200
Six Flags, Inc.
 9.75%, due 4/15/13 (c)......        220,000           217,800
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........        172,000           177,805
Vail Resorts, Inc.
 8.75%, due 5/15/09..........        212,000           221,540
Venetian Casino Resort LLC
 11.00%, due 6/15/10.........        210,000           236,775
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.......         70,000            70,438
                                                  ------------
                                                     1,875,551
                                                  ------------
HOUSEHOLD DURABLES (0.4%)
Foamex L.P.
 10.75%, due 4/1/09..........        225,000           180,000
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07..........        185,000           207,046
                                                  ------------
                                                       387,046
                                                  ------------
INSURANCE (0.3%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)....        220,000           222,750
Fund American Cos., Inc.
 5.875%, due 5/15/13.........         75,000            78,422
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (c)(f)...         35,000             3,850
 9.15%, due 7/1/26 (c)(f)....        535,000            58,850
                                                  ------------
                                                       363,872
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(e)(i)...................         87,049            65,287
                                                  ------------

IT CONSULTING & SERVICES (0.2%)
Unisys Corp.
 6.875%, due 3/15/10.........        175,000           182,000
 7.25%, due 1/15/05..........         30,000            31,238
                                                  ------------
                                                       213,238
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09.........  $     113,000      $    107,350
                                                  ------------

MACHINERY (0.1%)
Dresser, Inc.
 9.375%, due 4/15/11.........        135,000           139,050
Thermadyne Holdings Corp.
 12.50%, due 6/1/08 (f)(g)...        453,000                18
                                                  ------------
                                                       139,068
                                                  ------------
MEDIA (3.7%)
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (f)......         20,000            12,200
 10.25%, due 11/1/06 (f).....        155,000            94,550
 10.25%, due 6/15/11 (f).....        165,000           105,600
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).....         75,000            74,625
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08.........         40,000            45,043
 8.125%, due 5/1/04..........         35,000            36,730
Continental Cablevision, Inc.
 8.875%, due 9/15/05.........        120,000           136,064
 9.50%, due 8/1/13...........        100,000           115,107
Dex Media East LLC
 9.875%, due 11/15/09........         95,000           105,925
 12.125%, due 11/15/12.......        115,000           135,987
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (f)....        389,000           387,055
 11.875%, due 9/15/07 (f)....         60,000            48,000
 Series B
 11.875%, due 9/15/07 (f)....         85,000            68,000
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..........        240,000           247,800
General Media, Inc.
 15.00%, due 3/29/04
 (e)(f)(l1)..................             44            28,655
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(i)......................        137,000           153,782
Houghton Mifflin Co.
 7.20%, due 3/15/11..........        135,000           141,919
 8.25%, due 2/1/11 (c).......        110,000           116,050
Jones Intercable, Inc.
 8.875%, due 4/1/07..........        215,000           227,136
Key3Media Group, Inc.
 11.25%, due 6/15/11 (f).....        130,000             1,300
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06...        590,000           492,650
Radio Unica Corp.
 11.75%, due 8/1/06 (f)......        226,000           151,985
TCI Communications, Inc.
 8.75%, due 8/1/15...........         20,000            25,929

                                                                              17
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
Time Warner Entertainment Co.
 7.25%, due 9/1/08...........  $      30,000      $     35,384
 10.15%, due 5/1/12..........        433,000           592,401
Vertis, Inc.
 9.75%, due 4/1/09 (c).......        120,000           124,800
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09.........        164,795            82,397
                                                  ------------
                                                     3,787,074
                                                  ------------
METALS & MINING (1.0%)
AK Steel Corp.
 7.75%, due 6/15/12..........        165,000           136,950
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.........        163,000           163,815
Neenah Corp.
 Series B
 11.125%, due 5/1/07 (f).....        190,000            90,250
 Series D
 11.125%, due 5/1/07 (f).....         40,000            19,000
 Series F
 11.125%, due 5/1/07 (f).....         85,000            40,375
Ormet Corp.
 11.00%, due 8/15/08
 (c)(f)......................        172,000            58,480
UCAR Finance, Inc.
 10.25%, due 2/15/12.........        210,000           205,800
United States Steel LLC
 10.75%, due 8/1/08..........        270,000           283,500
                                                  ------------
                                                       998,170
                                                  ------------
MULTILINE RETAIL (0.3%)
Target Corp.
 6.35%, due 11/1/32..........        210,000           234,172
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...........        110,000           114,429
                                                  ------------
                                                       348,601
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (1.7%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)......        165,000           172,425
 10.00%, due 7/15/05 (c).....         97,000           100,637
Calpine Corp.
 7.625%, due 4/15/06.........        115,000            99,763
 7.75%, due 4/15/09..........        110,000            81,400
 8.25%, due 8/15/05..........         15,000            13,950
 8.75%, due 7/15/07..........         75,000            61,313
Mirant Americas Generation
 LLC
 8.30%, due 5/1/11 (f).......         45,000            27,900
 8.50%, due 10/1/21 (f)......        165,000            94,875
 9.125%, due 5/1/31 (f)......         45,000            25,875
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (f)....        531,000           286,740
PSE&G Power LLC
 6.875%, due 4/15/06.........        315,000           351,365

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..........  $      69,123      $     69,122
Westar Energy, Inc.
 6.25%, due 8/15/18..........        127,000           127,476
 6.875%, due 8/1/04..........        190,000           195,937
 7.875%, due 5/1/07..........         70,000            78,225
                                                  ------------
                                                     1,787,003
                                                  ------------
OFFICE ELECTRONICS (0.3%)
Xerox Corp.
 Series E
 5.25%, due 12/15/03.........         95,000            95,238
 5.50%, due 11/15/03.........         90,000            90,450
 9.75%, due 1/15/09 (c)......        125,000           140,625
                                                  ------------
                                                       326,313
                                                  ------------
OIL & GAS (3.0%)
ANR Pipeline, Inc.
 7.00%, due 6/1/25...........         70,000            72,800
 8.875%, due 3/15/10 (c).....         45,000            49,162
 9.625%, due 11/1/21.........        165,000           194,700
Comstock Resources, Inc.
 11.25%, due 5/1/07..........        170,000           185,300
Continental Resources, Inc.
 10.25%, due 8/1/08..........        175,000           175,875
Encore Acquisition Co.
 8.375%, due 6/15/12.........        200,000           214,000
Energy Corporation of America
 Series A
 9.50%, due 5/15/07..........        294,000           205,800
Gulfterra Energy Partners
 L.P.
 10.625%, due 12/1/12........        130,000           150,150
Kaneb Pipe Line Operating
 Partnership L.P.
 5.875%, due 6/1/13..........        145,000           148,769
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04....        103,000            56,135
Plains Exploration &
 Production Co.
 Series B
 8.75%, due 7/1/12...........        100,000           107,000
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27..........         85,000            86,063
 7.625%, due 4/1/37..........        130,000           131,625
 8.375%, due 6/15/32.........        150,000           163,125
Tosco Corp.
 8.125%, due 2/15/30.........        215,000           288,152
Transcontinental Gas PipeLine
 Corp.
 Series B
 7.00%, due 8/15/11..........        130,000           133,250
 7.25%, due 12/1/26..........        150,000           147,750
 Series B
 8.875%, due 7/15/12.........         65,000            73,450

18
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
 7.875%, due 5/15/11.........  $     135,000      $    144,787
 8.25%, due 5/1/12...........        370,000           407,000
                                                  ------------
                                                     3,134,893
                                                  ------------
PAPER & FOREST PRODUCTS (1.5%)
Fort James Corp.
 4.75%, due 6/29/04..........  E     100,000           113,112
 6.625%, due 9/15/04.........  $     380,000           386,650
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........         80,000            70,000
 7.375%, due 12/1/25.........         65,000            57,200
 7.75%, due 11/15/29.........         45,000            40,725
 8.875%, due 2/1/10 (c)......        190,000           206,150
 9.375%, due 2/1/13 (c)......        100,000           110,250
 9.50%, due 5/15/22..........        150,000           147,750
 9.625%, due 3/15/22.........        155,000           153,450
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........        212,000           204,580
Rock-Tenn Co.
 8.20%, due 8/15/11..........         43,000            52,309
                                                  ------------
                                                     1,542,176
                                                  ------------
PERSONAL PRODUCTS (0.2%)
Herbalife International, Inc.
 11.75%, due 7/15/10.........        155,000           175,538
                                                  ------------

PHARMACEUTICALS (0.6%)
MedPartners, Inc.
 7.375%, due 10/1/06.........        540,000           576,450
                                                  ------------

REAL ESTATE (1.9%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.........        244,000           261,690
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)......        135,000           141,919
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..........        310,000           316,200
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........        163,000           181,243
HRPT Properties Trust
 6.40%, due 2/15/15..........        250,000           269,657
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.........        208,000           218,660
 10.50%, due 1/15/09.........         95,000           101,888
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07...........        280,000           252,000
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.........        175,000           186,375
                                                  ------------
                                                     1,929,632
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08.........  $     120,000      $    121,200
                                                  ------------

SOFTWARE (0.1%)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(m)...        175,000           152,250
                                                  ------------

SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
 6.90%, due 9/15/07..........        105,000           113,138
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)....        170,000           175,100
                                                  ------------
                                                       288,238
                                                  ------------
TOBACCO (0.2%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)......        150,000           155,250
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11..........        146,000           119,720
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05.....................        151,000            87,580
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...........        200,000           247,213
COLO.COM
 13.875%, due 3/15/10
 (c)(f)(k)(l2)...............            355            14,179
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (f).....        233,000           114,170
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (e)(f)(k)...................        163,000                16
PageMart Wireless, Inc.
 11.25%, due 2/1/08
 (e)(f)(k)...................        177,000                18
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09..........        255,000           252,450
US Unwired, Inc.
 Series B
 12.875%, due 11/1/09........        260,000           106,600
                                                  ------------
                                                       941,946
                                                  ------------
Total Corporate Bonds
 (Cost $38,015,695)..........                       38,557,243
                                                  ------------
FOREIGN BONDS (26.2%)

AUSTRALIA (1.3%)
Australian Government
 Series 611
 5.75%, due 6/15/11..........  A$  1,305,000           920,090
BHP Finance USA Ltd.
 4.80%, due 4/15/13..........  $     145,000           151,182

                                                                              19
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
FOREIGN BONDS (CONTINUED)

AUSTRALIA (CONTINUED)
Burns Philp Capital Property
 Ltd.
 10.75%, due 2/15/11 (c).....  $     265,000      $    275,600
                                                  ------------
                                                     1,346,872
                                                  ------------
AUSTRIA (0.2%)
Republic of Austria
 Series 2
 4.65%, due 1/15/18 (n)......  E     143,000           170,666
                                                  ------------

BELGIUM (1.1%)
Kingdom of Belgium
 Series 42
 3.00%, due 9/28/08..........  E     525,000           601,738
 Series 36
 5.00%, due 9/28/11..........        400,000           504,010
                                                  ------------
                                                     1,105,748
                                                  ------------
BRAZIL (0.4%)
CIA Brasil de Bebidas
 10.50%, due 12/15/11........  $     370,000           410,700
                                                  ------------

CANADA (3.3%)
Baytex Energy Ltd.
 10.50%, due 2/15/11.........  $     127,000           155,575
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08...........        426,000           332,280
Canadian Government
 5.75%, due 6/1/33...........      1,100,000           895,260
Canadian Housing Trust
 3.70%, due 9/15/08 (n)......  C$    575,000           419,205
Hollinger, Inc.
 11.875%, due 3/1/11 (c).....  $     215,000           238,650
MBNA Canada Bank
 6.625%, due 11/23/07........  C$    300,000           238,439
Nortel Networks Ltd.
 6.125%, due 2/15/06.........  $      55,000            53,350
Province of Quebec
 5.00%, due 7/17/09..........         80,000            87,688
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06...        536,000           444,880
 11.125%, due 7/15/11........         72,000            82,440
Rogers Cable, Inc.
 7.875%, due 5/1/12..........        245,000           267,050
Sun Media Corp.
 7.625%, due 2/15/13.........        210,000           223,650
                                                  ------------
                                                     3,438,467
                                                  ------------
CAYMAN ISLANDS (0.7%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20 (f)....  $     180,000           116,100

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

CAYMAN ISLANDS (CONTINUED)
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
 (e).........................  $     231,389      $    213,456
Principal Finance Global
 Funding LLC
 Series 5, Tranche 1
 5.875%, due 6/8/09..........  L     225,000           384,030
                                                  ------------
                                                       713,586
                                                  ------------
CHILE (0.3%)
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c).....  $     200,000           225,270
Republic of Chile
 5.50%, due 1/15/13..........         60,000            63,480
                                                  ------------
                                                       288,750
                                                  ------------
DENMARK (1.6%)
Kingdom of Denmark
 5.00%, due 11/15/13.........  DK  4,000,000           669,789
Realkredit Danmark
 6.00%, due 10/1/29..........      6,023,086           957,628
                                                  ------------
                                                     1,627,417
                                                  ------------
EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (c)......  $     250,000           260,625
                                                  ------------

FRANCE (0.7%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11 (c).......  $     330,000           356,400
 10.875%, due 3/1/13 (c).....        215,000           234,350
Vivendi Universal S.A.
 9.25%, due 4/15/10 (c)......        135,000           153,563
                                                  ------------
                                                       744,313
                                                  ------------
GERMANY (4.3%)
Kreditanstalt Fuer Wiederauf
 Series INTL
 4.75%, due 8/18/06..........  E     724,000           885,085
Republic of Deutschland
 Series 99
 3.75%, due 1/4/09 (n).......  $   1,750,000         2,075,178
 Series 132
 4.125%, due 8/27/04.........  E     245,000           288,129
 Series 01
 5.00%, due 7/4/11...........        530,000           666,896
 Series 98
 5.25%, due 1/4/08...........        404,000           508,842
                                                  ------------
                                                     4,424,130
                                                  ------------
GREECE (0.5%)
Hellenic Republic
 5.90%, due 10/22/22.........  E     406,000           535,762
                                                  ------------

20
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
FOREIGN BONDS (CONTINUED)

ISLE OF MAN (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(e)(f)...................  $     362,000      $    115,840
                                                  ------------
ITALY (1.2%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05.........  E     321,000           394,176
 5.50%, due 11/1/10..........        265,000           343,177
 6.50%, due 11/1/27..........        372,000           535,691
                                                  ------------
                                                     1,273,044
                                                  ------------
LIBERIA (0.1%)
Pacific & Atlantic
 (Holdings), Inc.
 10.50%, due 12/31/07
 (c)(e)(f)(i)................  $     393,113           137,590
                                                  ------------

LUXEMBURG (0.6%)
Millicom International
 Cellular S.A.
 11.00%, due 6/1/06 (c)......  $     484,560           479,714
Mobile Telesystems Finance
 S.A.
 9.75%, due 1/30/08 (c)......        150,000           163,125
                                                  ------------
                                                       642,839
                                                  ------------
MAURITIUS (0.1%)
MEI Euro Finance Ltd.
 8.75%, due 5/22/10 (c)......  $     105,000           109,200
                                                  ------------

MEXICO (0.8%)
Grupo Transportacion
 Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12.........  $     300,000           324,000
Telefonos de Mexico, S.A.
 8.25%, due 1/26/06..........        230,000           258,175
United Mexican States
 4.625%, due 10/8/08.........         15,000            15,315
 5.375%, due 6/10/13.........  E     135,000           149,601
 6.625%, due 3/3/15..........  $      35,000            37,188
                                                  ------------
                                                       784,279
                                                  ------------
NETHERLANDS (1.4%)
Kazkommerts International
 B.V.
 8.50%, due 4/16/13 (c)......  $     400,000           398,000
Mobifon Holdings B.V.
 12.50%, due 7/31/10 (c).....         60,000            62,250
Netherlands Government
 3.75%, due 7/15/09..........  E     634,000           747,202
Sealed Air Finance II B.V.
 5.625%, due 7/19/06.........        150,000           172,252

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------

NETHERLANDS (CONTINUED)
United Pan-Europe
 Communications
 N.V., Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (f).........................  $     104,000      $     14,820
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05
 (f).........................        375,000            51,563
                                                  ------------
                                                     1,446,087
                                                  ------------
NEW ZEALAND (0.5%)
New Zealand Government
 6.00%, due 11/15/11 (n).....  NZ$   825,000           504,115
                                                  ------------

PANAMA (0.4%)
Republic of Panama
 8.25%, due 4/22/08..........  $     350,000           386,750
                                                  ------------

PHILIPPINES (0.2%)
Republic of Philippines
 9.875%, due 1/15/19.........  $     200,000           220,750
                                                  ------------

PORTUGAL (0.4%)
Obrigacoes Do Tesouro
 3.00%, due 7/17/06..........  E     335,000           390,332
                                                  ------------

RUSSIA (1.6%)
AO Siberian Oil Co.
 11.50%, due 2/13/07 (o).....  $     100,000           116,350
Gazprom Oao
 9.625%, due 3/1/13 (c)......        160,000           176,400
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07
 (o).........................        507,000           491,790
 8.25%, due 3/31/10 (o)......        204,000           235,620
 10.00%, due 6/26/07 (o).....        183,000           222,802
Tyumen Oil
 11.00%, due 11/6/07 (c).....        250,000           289,688
VimpelCom B.V.
 10.45%, due 4/26/05 (c).....         60,000            62,850
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (c)......        100,000           104,750
                                                  ------------
                                                     1,700,250
                                                  ------------
SINGAPORE (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)......  $     190,000           210,883
                                                  ------------

SOUTH AFRICA (0.4%)
Republic of South Africa
 5.25%, due 5/16/13..........  E     250,000           276,609
 Series 3, Tranche 1
 7.00%, due 4/10/08..........        100,000           128,328
                                                  ------------
                                                       404,937
                                                  ------------

                                                                              21
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
FOREIGN BONDS (CONTINUED)

SUPRANATIONAL (0.2%)
Jafra Cosmetics
 International, Inc.
 10.75%, due 5/15/11 (c).....  $     170,000      $    177,650
                                                  ------------
SWEDEN (1.2%)
Stena AB
 9.625%, due 12/1/12.........  $     200,000           219,750
Swedish Government
 Series 1044
 3.50%, due 4/20/06..........  SK  2,000,000           252,144
 Series 1043
 5.00%, due 1/28/09 (n)......      3,570,000           473,446
 Series 1045
 5.25%, due 3/15/11..........      2,000,000           268,434
                                                  ------------
                                                     1,213,774
                                                  ------------
TURKEY (0.2%)
Republic of Turkey
 9.875%, due 3/19/08.........  $     200,000           200,250
                                                  ------------

UKRAINE (0.3%)
Kyivstar GSM Bonds
 12.75%, due 11/21/05 (c)....  $     250,000           275,000
                                                  ------------

UNITED KINGDOM (1.5%)
EMI Group PLC
 9.75%, due 5/20/08..........  L      80,000           137,160
HSBC Holdings PLC
 5.25%, due 12/12/12.........  $      85,000            90,654
Independent Newspapers
 Finance PLC
 9.25%, due 6/21/05..........  L     200,000           353,132
Marconi Corp. PLC
 8.00%, due 4/30/08 (o)......  $      43,439            39,204
 10.00%, due 10/31/08 (o)....         29,491            29,860
United Kingdom Treasury Bond
 6.00%, due 12/7/28..........  L     175,000           352,984
 8.50%, due 12/7/05 (n)......        225,000           414,504
Vodafone Group PLC
 3.95%, due 1/30/08..........  $      85,000            88,890
                                                  ------------
                                                     1,506,388
                                                  ------------
VENEZUELA (0.2%)
Republic of Venezuela
 13.625%, due 8/15/18........  $     181,000           181,000
                                                  ------------
Total Foreign Bonds
 (Cost $24,596,774)..........                       26,947,994
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.3%)
MACHINERY (0.1%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08
 (e)(j)(p)...................  $      99,093      $     97,607
                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06
 (e)(j)(p)...................        205,000           207,221
                                                  ------------
Total Loan Assignments &
 Participations
 (Cost $297,961).............                          304,828
                                                  ------------
MORTGAGE-BACKED SECURITIES (0.1%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Commercial Trust I
 Series 1993-KA Class A2
 7.625%, due 12/15/13........        108,725            21,745
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.........        180,000            79,200
 Series 1994-K1 Class A3
 8.55%, due 8/15/19..........         35,000            16,450
                                                  ------------
                                                       117,395
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $181,911).............                          117,395
                                                  ------------
MUNICIPAL BONDS (0.2%)

NEW JERSEY (0.2%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...........         20,000            16,473
 6.125%, due 6/1/42..........         45,000            37,312
 6.25%, due 6/1/43...........        155,000           130,859
                                                  ------------
                                                       184,644
                                                  ------------
RHODE ISLAND (0.0%) (b)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42...........         55,000            46,172
                                                  ------------
Total Municipal Bonds
 (Cost $219,554).............                          230,816
                                                  ------------

22
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
U.S GOVERNMENT & FEDERAL AGENCIES (16.5%)

FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 5.00%, due 6/1/33...........  $     565,000      $    574,932
 5.50%, due 2/1/33...........        437,805           452,275
                                                  ------------
                                                     1,027,207
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.1%)
 4.625%, due 5/1/13..........        135,000           138,836
 4.75%, due 1/2/07...........        480,000           518,288
 5.50%, due 5/2/06...........        155,000           170,171
 7.00%, due 7/15/05..........        263,000           292,240
                                                  ------------
                                                     1,119,535
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (5.8%)
 4.00%, due 7/17/18 (q)......        240,000           240,900
 4.50%, due 7/1/18...........        644,936           658,977
 4.50%, due 8/18/18 (q)......        795,000           808,416
 5.00%, due 7/17/18 (q)......        905,000           934,695
 5.00%, due 7/14/33 (q)......        410,000           416,534
 5.50%, due 12/1/16-1/1/17...        759,820           789,406
 6.00%, due 8/1/32...........        549,446           571,205
 6.50%, due 6/1/31-6/1/32....        798,713           832,921
 7.00%, due 2/1/32-4/1/32....        372,983           392,787
 7.50%, due 8/1/31...........        307,422           326,625
                                                  ------------
                                                     5,972,466
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
 6.00%, due
   4/15/29-8/15/32...........        650,006           682,276
 7.50%, due
   12/15/23-12/15/28.........        267,083           284,767
                                                  ------------
                                                       967,043
                                                  ------------
U.S. TREASURY BONDS (1.2%)
 5.375%, due 2/15/31.........        245,000           275,884
 6.25%, due 8/15/23..........         50,000            61,246
 6.25%, due 5/15/30 (r)......         55,000            68,471
 7.50%, due 11/15/16.........        375,000           509,048
 8.75%, due 8/15/20..........        200,000           306,273
                                                  ------------
                                                     1,220,922
                                                  ------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
U.S. TREASURY NOTES (6.5%)
 3.00%, due 2/15/08..........  $   1,260,000      $  1,296,569
 3.25%, due 5/31/04..........        110,000           112,221
 3.625%, due 5/15/13.........        465,000           468,633
 4.375%, due 5/15/07.........      1,740,000         1,890,346
 4.625%, due 5/15/06.........        110,000           119,243
 4.875%, due 2/15/12.........        285,000           316,795
 5.25%, due 8/15/03..........         30,000            30,161
 5.75%, due 8/15/10..........        290,000           339,447
 6.00%, due 8/15/09..........      1,215,000         1,433,178
 6.75%, due 5/15/05..........        589,000           648,659
                                                  ------------
                                                     6,655,252
                                                  ------------
Total U.S Government &
 Federal
 Agencies
 (Cost $16,604,905)..........                       16,962,425
                                                  ------------
YANKEE BONDS (2.5%) (h)

BUILDING PRODUCTS (0.1%)
Celulosa Arauco y
 Constitucion S.A.
 7.75%, due 9/13/11..........        113,000           132,179
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.......        175,895           145,993
                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (f).....        155,000            96,875
 6.625%, due 3/30/08 (f).....          5,000             3,125
 7.125%, due 3/30/28 (f).....        305,000           190,625
 7.50%, due 3/31/07 (f)......         45,000            28,125
 8.15%, due 7/15/29 (f)......         20,000            12,500
                                                  ------------
                                                       331,250
                                                  ------------
FOREIGN GOVERNMENT (0.2%)
Financement Quebec
 5.00%, due 10/25/12.........        190,000           205,099
                                                  ------------

MARINE (0.2%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08.........         36,000            28,620
 10.75%, due 10/15/06........        139,000           126,490
                                                  ------------
                                                       155,110
                                                  ------------
MEDIA (0.5%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........        107,000           120,910
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (f).....        385,000           127,050

                                                                              23
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
YANKEE BONDS (CONTINUED)

MEDIA (CONTINUED)
United Pan-Europe
 Communications N.V., Series
 B
 (zero coupon), due 8/1/09
 12.50%, due 8/1/04 (f)......  $     320,000      $     48,000
 10.875%, due 8/1/09 (f).....        543,000           116,745
 11.25%, due 2/1/10 (f)......        407,000            87,505
                                                  ------------
                                                       500,210
                                                  ------------
METALS & MINING (0.2%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (e)(f)......................        234,000           152,100
                                                  ------------

OIL & GAS (0.1%)
YPF Sociedad Anonima
 9.125%, due 2/24/09.........         60,000            66,900
                                                  ------------

PAPER & FOREST PRODUCTS (0.3%)
Doman Industries Ltd.
 12.00%, due 7/1/04 (f)......        305,000           312,625
                                                  ------------
ROAD & RAIL (0.2%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.........        150,000           153,000
                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (e)(f)(j)(k)................         62,496            28,561
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16...........        200,000           232,000
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (i)....         84,318            84,634
                                                  ------------
                                                       316,634
                                                  ------------
Total Yankee Bonds
 (Cost $3,126,532)...........                        2,499,661
                                                  ------------
Total Long-Term Bonds
 (Cost $89,072,995)..........                       91,855,044
                                                  ------------
                                  SHARES
                               -------------
COMMON STOCKS (0.7%)

COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC (a)........          6,026            61,154
                                                  ------------

                                  SHARES             VALUE
                               -------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Call-Net Enterprises, Inc.
 (a).........................          7,010      $     18,226
ICO Global Communications
 Holdings Ltd. (a)(e)........         20,419            15,825
IMPSAT Fiber Networks, Inc.
 (a)(e)......................          5,503                55
NII Holdings, Inc. (a)(e)....         10,633           406,925
                                                  ------------
                                                       441,031
                                                  ------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material Handling,
 Inc. (a)(e)(j)(k)...........            886             4,696
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(e)(j)(k)....          9,129            12,552
                                                  ------------

MACHINERY (0.1%)
Thermadyne Holdings Corp.
 (a)(e)......................          6,919            93,925
                                                  ------------

METALS & MINING (0.0%) (b)
Algoma Steel, Inc. (a)(s)....         21,046            21,685
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Minorplanet Systems USA, Inc.
 (a).........................         83,459            40,978
                                                  ------------
Total Common Stocks
 (Cost $1,037,420)...........                          676,021
                                                  ------------
CONVERTIBLE PREFERRED STOCKS (0.0%) (b)

DIVERSIFIED FINANCIALS (0.0%) (b)
Pacific & Atlantic
 (Holdings), Inc.
 7.50%, Class A
 (e)(i)(j)(k)................         19,614               196
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 12.00% (e)(i)(j)(k).........          1,882            21,172
                                                  ------------

ENERGY EQUIPMENT & SERVICES (0.0%) (b)
El Paso Energy Capital Trust
 I
 4.75%.......................             50             1,445
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $129,939).............                           22,813
                                                  ------------
PREFERRED STOCKS (0.9%)

MEDIA (0.3%)
Mediaone Financing Trust III
 9.04%.......................          5,415           136,188
Paxson Communications Corp.
 13.25% (i)..................             12           118,594
                                                  ------------
                                                       254,782
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
                               -------------------------------
PREFERRED STOCKS (CONTINUED)

REAL ESTATE (0.5%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c).........            358      $    519,100
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rural Cellular Corp.
 13.375%, Series B (i).......            207           130,177
                                                  ------------
Total Preferred Stocks
 (Cost $699,468).............                          904,059
                                                  ------------
WARRANTS (0.0%) (B)
DIVERSIFIED FINANCIALS (0.0%) (b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(e)....            175               263
                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(e).......          5,128                51
Loral Space & Communications
 Ltd.
 Strike Price $0.01
 Expire 12/26/06 (a)(e)......          2,304                23
NEON Communications, Inc.
 Class A
 Strike Price $0.01
 Expire 12/21/12
 (a)(e)(j)(k)................          9,411                94
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/21/12
 (a)(e)(j)(k)................         11,293               113
                                                  ------------
                                                           281
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(e)(j).....          5,531                56
                                                  ------------

MEDIA (0.0%) (B)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(e)....            405                 4
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 7/15/10 (a)(c).......          8,954                90
                                                  ------------
                                                            94
                                                  ------------

                                  SHARES             VALUE
                               -------------------------------
SOFTWARE (0.0%) (b)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)........         27,862      $     45,136
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(e)....            225                 2
                                                  ------------
Total Warrants
 (Cost $96,472)..............                           45,832
                                                  ------------
                                 PRINCIPAL
                                  AMOUNT
                               -------------
SHORT-TERM INVESTMENTS (10.2%)

COMMERCIAL PAPER (5.3%)
Federal National Mortgage
 Association
 0.77%, due 7/1/03...........  $     895,000           895,000
ING U.S. Funding LLC
 0.98%, due 7/3/03...........        210,000           209,988
Merrill Lynch & Co., Inc.
 1.05%, due 7/7/03...........      1,385,000         1,384,758
Nationwide Building Society
 1.05%, due 7/2/03...........        450,000           449,987
Svenska Handelsbanken AB
 1.05%, due 7/2/03...........        760,000           759,978
 1.08%, due 7/2/03...........        605,000           604,982
UBS Finance Delaware LLC
 1.31%, due 7/1/03...........      1,125,000         1,125,000
                                                  ------------
                                                     5,429,693
                                                  ------------
Total Commercial Paper
 (Cost $5,429,693)...........                        5,429,693
                                                  ------------
                                  SHARES
                               -------------
INVESTMENT COMPANY (4.4%)
Merrill Lynch Premier
 Institutional Fund..........      4,598,162         4,598,162
                                                  ------------
Total Investment Company
 (Cost $4,598,162)...........                        4,598,162
                                                  ------------

                                                                              25
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

SHORT-TERM CORPORATE BOND (0.1%)
MEDIA (0.1%)
Continental Cablevision, Inc.
 8.625%, due 8/15/03.........  $     100,000      $    100,721
                                                  ------------
Total Short-Term Corporate
 Bond
 (Cost $99,382)..............                          100,721
                                                  ------------

SHORT-TERM CONVERTIBLE BOND (0.2%)
MERCHANDISING (0.2%)
Koninklijke Ahold N.V.
 3.00%, due 9/30/03..........        405,000           201,812
                                                  ------------
Total Short-Term Convertible
 Bond
 (Cost $184,330).............                          201,812
                                                  ------------

SHORT-TERM LOAN PARTICIPATION (0.2%)
BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (e)(f)(j)(p)................        235,552           175,094
                                                  ------------
Total Short-Term Loan
 Participation
 (Cost $159,706).............                          175,094
                                                  ------------
Total Short-Term Investments
 (Cost $10,471,273)..........                       10,505,482
                                                  ------------
Total Investments
 (Cost $101,507,567) (t).....          101.2%      104,009,251(u)
Liabilities in Excess of
 Cash and Other Assets.......           (1.2)       (1,241,988)
                               -------------      ------------
                                       100.0%     $102,767,263
                               =============      ============

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Partially segregated as collateral for unfunded loan
      commitments.
(e)   Illiquid security.
(f)   Issue in default.
(g)   Issue in bankruptcy.
(h)   Yankee bond--Dollar-denominated bonds issued in the
      United States by foreign banks and corporations.
(i)   PIK ("Payment in Kind")--Dividend payment is made with
      additional securities.
(j)   Restricted security.
(k)   Fair valued security.
(l1)  44 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.9123 shares of Series
      A preferred stock.
(l2)  355 Units--Each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share by March 15,
      2010.
(m)   CIK ("Cash in Kind")--Interest payment is made with cash
      or additional securities.
(n)   Partially segregated for foreign currency forward
      contracts.
(o)   Eurobond--Bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(p)   Floating rate. Rate shown is the rate in effect at June
      30, 2003.
(q)   TBA: Securities purchased on a forward commitment basis
      with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be
      determined upon settlement.
(r)   Segregated as collateral for TBA.
(s)   Canadian security.
(t)   The cost for federal income tax purposes is
      $102,367,097.
(u)   At June 30, 2003, net unrealized appreciation was
      $1,642,154 based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $6,872,961 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $5,230,807.
(v)   The following abbreviations are used in the above
      portfolio:  A$--Australian Dollar.
       C$--Canadian Dollar.
       DK--Danish Krone.
       E--Euro.
       NZ$--New Zealand Dollar.
       L--Pound Sterling.
       SK--Swedish Krona.
       $--U.S. Dollar.

26
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $101,507,567).............................................       $104,009,251
Cash denominated in foreign currencies (identified cost
  $55,970)..................................................             56,032
Receivables:
  Investment securities sold................................          4,838,712
  Dividends and interest....................................          1,461,663
  Fund shares sold..........................................            733,379
Unrealized appreciation on foreign currency forward
  contracts.................................................             92,583
Other assets................................................             17,260
                                                                   ------------
        Total assets........................................        111,208,880
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          7,042,626
  Fund shares redeemed......................................            247,960
  NYLIFE Distributors.......................................             67,986
  Manager...................................................             52,989
  Transfer agent............................................             36,572
  Custodian.................................................             31,624
Accrued expenses............................................             59,703
Unrealized depreciation on foreign currency forward
  contracts.................................................            429,321
Dividend payable............................................            472,836
                                                                   ------------
        Total liabilities...................................          8,441,617
                                                                   ------------
Net assets..................................................       $102,767,263
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     29,136
  Class B...................................................             79,247
  Class C...................................................             10,188
Additional paid-in capital..................................        108,377,058
Accumulated distributions in excess of net investment
  income....................................................           (766,792)
Accumulated net realized loss on investments................         (7,220,949)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................             75,321
Net unrealized appreciation on investments..................          2,501,684
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (317,630)
                                                                   ------------
Net assets..................................................       $102,767,263
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 25,293,046
                                                                   ============
Shares of beneficial interest outstanding...................          2,913,638
                                                                   ============
Net asset value per share outstanding.......................       $       8.68
Maximum sales charge (4.50% of offering price)..............               0.41
                                                                   ------------
Maximum offering price per share outstanding................       $       9.09
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 68,648,908
                                                                   ============
Shares of beneficial interest outstanding...................          7,924,737
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.66
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  8,825,309
                                                                   ============
Shares of beneficial interest outstanding...................          1,018,759
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.66
                                                                   ============

                                                                              27
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    61,254
  Interest..................................................    3,214,345
                                                              -----------
    Total income............................................    3,275,599
                                                              -----------
Expenses:
  Manager...................................................      266,979
  Distribution--Class B.....................................      230,129
  Distribution--Class C.....................................       23,707
  Transfer agent............................................      123,348
  Service--Class A..........................................       26,636
  Service--Class B..........................................       76,692
  Service--Class C..........................................        7,913
  Professional..............................................       26,425
  Shareholder communication.................................       19,839
  Registration..............................................       19,029
  Recordkeeping.............................................       16,454
  Custodian.................................................       16,231
  Trustees..................................................        3,435
  Miscellaneous.............................................       32,772
                                                              -----------
    Total expenses..........................................      889,589
                                                              -----------
Net investment income.......................................    2,386,010
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (334,134)
  Foreign currency transactions.............................       75,321
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................     (258,813)
                                                              -----------
Net change in unrealized depreciation on:
  Security transactions.....................................    8,307,608
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       71,285
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................    8,378,893
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    8,120,080
                                                              -----------
Net increase in net assets resulting from operations........  $10,506,090
                                                              ===========

28
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                  Six months      Year ended
                                                                    ended        December 31,
                                                                June 30, 2003*       2002
                                                                --------------   ------------
  INCREASE IN NET ASSETS:
  Operations:
    Net investment income.....................................   $  2,386,010    $  4,586,443
    Net realized loss on investments and foreign currency
      transactions............................................       (258,813)     (2,496,313)
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions...........      8,378,893       1,055,435
                                                                 ------------    ------------
    Net increase in net assets resulting from operations......     10,506,090       3,145,565
                                                                 ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................       (747,994)       (900,911)
      Class B.................................................     (1,928,040)     (2,751,630)
      Class C.................................................       (202,052)       (201,027)
    Return of capital:
      Class A.................................................             --        (310,381)
      Class B.................................................             --        (947,988)
      Class C.................................................             --         (69,258)
                                                                 ------------    ------------
        Total dividends and distributions to shareholders.....     (2,878,086)     (5,181,195)
                                                                 ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................     14,935,181      15,723,507
      Class B.................................................     11,554,330      15,213,789
      Class C.................................................      4,142,911       5,260,534
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................        407,036         792,843
      Class B.................................................      1,121,656       2,515,943
      Class C.................................................         83,920         147,206
                                                                 ------------    ------------
                                                                   32,245,034      39,653,822
    Cost of shares redeemed:
      Class A.................................................    (10,156,575)    (12,848,184)
      Class B.................................................     (5,153,992)    (12,009,384)
      Class C.................................................     (1,900,946)     (2,379,776)
                                                                 ------------    ------------
        Increase in net assets derived from capital share
         transactions.........................................     15,033,521      12,416,478
                                                                 ------------    ------------
        Net increase in net assets............................     22,661,525      10,380,848
  NET ASSETS:
  Beginning of period.........................................     80,105,738      69,724,890
                                                                 ------------    ------------
  End of period...............................................   $102,767,263    $ 80,105,738
                                                                 ============    ============
  Accumulated distributions in excess of net investment income
    at end of period..........................................   $   (766,792)   $   (274,716)
                                                                 ============    ============

-------

 *   Unaudited.

                                                                              29
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                              -------------------------------------------------------------------
                                                              Six months
                                                                ended                     Year ended December 31,
                                                               June 30,    ------------------------------------------------------
                                                                2003+       2002      2001          2000      1999         1998
                                                              ----------   -------   -------       -------   -------      -------
Net asset value at beginning of period......................   $  7.97     $  8.22   $  8.37       $  9.20   $  9.71      $  9.91
                                                               -------     -------   -------       -------   -------      -------
Net investment income.......................................      0.25(a)     0.55(a)    0.67(a)(d)    0.73     0.67         0.60
Net realized and unrealized gain (loss) on investments......      0.74       (0.03)    (0.14)(d)     (0.61)    (0.45)       (0.09)
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................      0.01       (0.15)     0.01         (0.26)     0.00(b)     (0.01)
                                                               -------     -------   -------       -------   -------      -------
Total from investment operations............................      1.00        0.37      0.54         (0.14)     0.22         0.50
                                                               -------     -------   -------       -------   -------      -------
Less dividends and distributions:
 From net investment income.................................     (0.29)      (0.46)    (0.62)        (0.55)    (0.70)       (0.70)
 From net realized gain on investments......................        --          --        --            --     (0.03)          --
 Return of capital..........................................        --       (0.16)    (0.07)        (0.14)    (0.00)(c)       --
                                                               -------     -------   -------       -------   -------      -------
Total dividends and distributions...........................     (0.29)      (0.62)    (0.69)        (0.69)    (0.73)       (0.70)
                                                               -------     -------   -------       -------   -------      -------
Net asset value at end of period............................   $  8.68     $  7.97   $  8.22       $  8.37   $  9.20      $  9.71
                                                               =======     =======   =======       =======   =======      =======
Total investment return (b).................................     12.73%       4.78%     6.62%        (1.57%)    2.30%        5.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................      5.93%++     6.95%     7.95%(d)      8.27%     6.97%        6.14%
   Net expenses.............................................      1.43%++     1.49%     1.44%         1.47%     1.34%        1.38%
   Expenses (before reimbursement)..........................      1.43%++     1.49%     1.44%         1.47%     1.34%        1.42%
Portfolio turnover rate.....................................        46%         84%      141%          187%      244%         325%
Net assets at end of period (in 000's)......................   $25,293     $18,297   $15,066       $18,909   $19,922      $21,603

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)    0.00(c)    0.00(c)
Decrease ratio of net investment income.....................   (0.13%)    (0.13%)    (0.13%)

30
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                       Class C
    ----------------------------------------------------------------   ------------------------------------------------------
    Six months                                                         Six months
      ended                    Year ended December 31,                   ended               Year ended December 31,
     June 30,    ---------------------------------------------------    June 30,    -----------------------------------------
      2003+       2002      2001          2000      1999      1998       2003+       2002      2001          2000      1999
    ----------   -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
     $  7.95     $  8.20   $  8.36       $  9.19   $  9.70   $  9.91   $    7.95    $  8.20   $  8.36       $  9.19   $  9.70
     -------     -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
        0.21(a)     0.49(a)   0.61(a)(d)    0.67      0.60      0.54        0.21(a)    0.49(a)   0.61(a)(d)    0.67      0.60
        0.75       (0.03)(d) (0.15)        (0.61)    (0.45)    (0.11)       0.75      (0.03)(d) (0.15)        (0.61)    (0.45)
        0.01       (0.15)     0.01         (0.26)     0.00(c)  (0.01)       0.01      (0.15)     0.01         (0.26)     0.00(c)
     -------     -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
        0.97        0.31      0.47         (0.20)     0.15      0.42        0.97       0.31      0.47         (0.20)     0.15
     -------     -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
       (0.26)      (0.42)    (0.56)        (0.50)    (0.63)    (0.63)      (0.26)     (0.42)    (0.56)        (0.50)    (0.63)
          --          --        --            --     (0.03)       --          --         --        --            --     (0.03)
          --       (0.14)    (0.07)        (0.13)    (0.00)(c)      --        --      (0.14)    (0.07)        (0.13)    (0.00)(c)
     -------     -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
       (0.26)      (0.56)    (0.63)        (0.63)    (0.66)    (0.63)      (0.26)     (0.56)    (0.63)        (0.63)    (0.66)
     -------     -------   -------       -------   -------   -------   ----------   -------   -------       -------   -------
     $  8.66     $  7.95   $  8.20       $  8.36   $  9.19   $  9.70   $    8.66    $  7.95   $  8.20       $  8.36   $  9.19
     =======     =======   =======       =======   =======   =======   ==========   =======   =======       =======   =======
       12.34%       3.99%     5.78%        (2.28%)    1.54%     4.35%      12.34%      3.99%     5.78%        (2.28%)    1.54%


        5.18%++     6.20%     7.20%(d)      7.52%     6.22%     5.39%       5.18%++    6.20%     7.20%(d)      7.52%     6.22%
        2.18%++     2.24%     2.19%         2.22%     2.09%     2.13%       2.18%++    2.24%     2.19%         2.22%     2.09%
        2.18%++     2.24%     2.19%         2.22%     2.09%     2.17%       2.18%++    2.24%     2.19%         2.22%     2.09%
          46%         84%      141%          187%      244%      325%         46%        84%      141%          187%      244%
     $68,649     $55,842   $51,694       $47,607   $59,645   $66,273   $   8,825    $ 5,967   $ 2,965       $ 2,895   $   768

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $  9.59
        -------
           0.21
           0.10
           0.01
        -------
           0.32
        -------
          (0.21)
             --
             --
        -------
          (0.21)
        -------
        $  9.70
        =======
           3.41%


           5.39%++
           2.13%++
           2.13%++
            325%
        $    91

                                                                              31
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding number of shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities, foreign currency options and securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the current bid and asked prices based on dealer or exchange quotations.

MainStay Strategic Income Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2003:

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                             Sold       Purchased    (Depreciation)
                                                         ------------   ----------   --------------
Foreign Currency Sale Contracts
-------------------------------------------------------
Canadian Dollar vs U.S. Dollar, expiring 9/8/03........  C$   758,071   $  558,000     $   1,394
Canadian Dollar vs U.S. Dollar, expiring 9/8/03........  C$   458,000   $  331,541        (4,741)
Euro vs. U.S. Dollar, expiring 7/1/03..................  E  4,561,000   $4,857,821      (383,288)
Euro vs. U.S. Dollar, expiring 12/16/03................  E  1,302,000   $1,524,642        35,360
Euro vs. U.S. Dollar, expiring 12/19/03................  E    815,706   $  936,431         3,463
Euro vs. U.S. Dollar, expiring 12/19/03................  E  4,016,000   $4,575,108       (18,213)
New Zealand Dollar vs. U.S. Dollar, expiring 9/10/03...  NZ$  840,000   $  481,320        (6,631)
Pound Sterling vs. U.S. Dollar, expiring 8/15/03.......  L    265,000   $  440,218         4,088
Swedish Krona vs. U.S. Dollar, expiring 7/9/03.........  SK   101,000   $   12,444          (165)
Swiss Franc vs. U.S. Dollar, expiring 7/25/03..........  CF 1,374,000   $1,000,000       (16,283)

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                          Purchased        Sold      (Depreciation)
                                                         ------------   ----------   --------------
Foreign Currency Buy Contracts
-------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 9/16/03....  A$   500,000   $  327,570     $   5,182
Canadian Dollar vs U.S. Dollar, expiring 9/8/03........  C$   458,000   $  327,583         8,699
Euro vs. U.S. Dollar, expiring 7/1/03..................  E   4,561,000  $5,206,712        34,397
                                                                                       ---------
Net unrealized depreciation on foreign currency forward
  contracts............................................                                $(336,738)
                                                                                       =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at June 30, 2003:

                                                             Principal
                                             Date(s) of       Amount/                 6/30/03    Percent of
                Security                    Acquisition       Shares        Cost       Value     Net Assets
                --------                  ----------------   ---------   ----------   --------   ----------
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04...................  12/14/98-2/16/01   $ 62,496    $   58,238   $ 28,561      0.0%(a)
FRI-MRD Corp.
  12.00%, due 1/31/05...................   7/2/02-1/31/03     234,933       234,063    131,562      0.1
Globix Corp.
  Common Stock..........................      10/15/02          9,129         2,472     12,552      0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04..............  3/15/99-5/12/01     299,000       201,718    158,470      0.2
  Class A, Warrants.....................  3/10/99-6/23/00       5,531         8,407         56      0.0(a)
Millicom International Cellular S.A.
  Convertible Bond
  2.00%, due 6/1/06.....................      5/13/03          54,000        53,926    134,393      0.1
Morris Material Handling, Inc.
  Common Stock..........................  3/11/99-10/30/01        886           413      4,696      0.0(a)
NEON Communications, Inc.
  Convertible Preferred Stock
  12.00%................................      12/3/02           1,882        20,961     21,172      0.0(a)
  Class A, Warrants.....................      12/3/02           9,411            94         94      0.0(a)
  Redeemable Preferred, Warrants........      12/3/02          11,293           113        113      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04.....................  1/10/02-10/15/02    235,552       159,706    175,094      0.2
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A........................  5/29/98-6/28/02      19,614       107,625        196      0.0(a)
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.375%, due 12/30/06..................      10/8/02         205,000       198,580    207,221      0.2
Thermadyne Holdings Corp.
  Bank debt, Term Loan
  6.23%, due 3/31/08....................      6/10/03          99,093        99,381     97,607      0.1
                                                                         ----------   --------      ---
                                                                         $1,145,697   $971,787      0.9%
                                                                         ==========   ========      ===

-------
(a) Less than one tenth of a percent.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2003, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            ----------
Owens Corning, Inc. ........................................   $15,504
                                                               =======

These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared an paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Strategic Income Fund

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:
  Ordinary Income         $3,853,568
  Return of Capital        1,327,627
                          ----------
                          $5,181,195
                          ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2003:

            CURRENCY                                    COST                    VALUE
---------------------------------                     --------                 --------
Australian Dollar   A$     4,073                      $ 2,705                  $ 2,731
Euro                 E     8,736                       10,208                   10,032
New Zealand Dollar  NZ$   21,763                       12,232                   12,741
Pound Sterling       L    18,500                       30,825                   30,528
                                                      -------                  -------
                                                      $55,970                  $56,032
                                                      =======                  =======

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay Strategic Income Fund

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $266,979.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $7,312 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $660, $33,408 and $2,260, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $123,348.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each

Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, NYLife Distributors held shares of Class B with a net asset value of $6,782,710 which represents 9.9% of Class B net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $894 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $16,454 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $6,037,340 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                                AMOUNT
AVAILABLE THROUGH                                                  (000'S)
                                                                    ------
2007........................................................        $2,054
2008........................................................         1,958
2009........................................................           864
2010........................................................         1,161
                                                                    ------
                                                                    $6,037
                                                                    ======

In addition, the Fund intends to elect to treat for federal income tax purposes $386,770 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

MainStay Strategic Income Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of U.S. Government securities were $18,997 and $11,418, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $32,312 and $26,853, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                     JUNE 30, 2003*               DECEMBER 31, 2002
                                               ---------------------------   ----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   1,795     1,387      491      1,977     1,919       668
Shares issued in reinvestment of dividends
  and distributions..........................      49       135       10        100       317        19
                                               ------     -----     ----     ------    ------      ----
                                                1,844     1,522      501      2,077     2,236       687
Shares redeemed..............................  (1,226)     (619)    (232)    (1,614)   (1,515)     (298)
                                               ------     -----     ----     ------    ------      ----
Net increase.................................     618       903      269        463       721       389
                                               ======     =====     ====     ======    ======      ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSSI10- 08/03
                      NYLIM-A03884                                16
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Citigroup Non-U.S. Dollar
                                                              World Government Bond Index--Class A, Class
                                                              B, and Class C Shares                            3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings as of 6/30/03        7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              The MainStay(R) Funds                           26

2

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

                                                                               3
                                                                               -

$10,000 Invested in MainStay International
Bond Fund versus Citigroup Non-U.S.
Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year 13.94%, 5 Years 2.92%, Since Inception
5.81%
[Class A Shares Bar Graph]

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                     GOVERNMENT BOND INDEX(1)
                                                                ---------------------------      -------------------------------
9/13/94                                                                    9550.00                           10000.00
12/94                                                                      9569.00                           10256.00
12/95                                                                     11356.00                           12261.00
12/96                                                                     12934.00                           12762.00
12/97                                                                     13171.00                           12218.00
12/98                                                                     14700.00                           14391.00
12/99                                                                     13491.00                           13661.00
12/00                                                                     12749.00                           13302.00
12/01                                                                     12896.00                           12831.00
12/02                                                                     14955.00                           15652.00
6/30/03                                                                   16435.00                           16919.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 13.42%, 5 Years 2.75%, Since Inception 5.62% Class C Total Returns: 1 Year 17.42%, 5 Years 3.07%, Since Inception 5.62% [Class B and C Shares Bar Graph]

                                                                MAINSTAY INTERNATIONAL BOND      CITIGROUP NON-U.S. DOLLAR WORLD
                                                                            FUND                     GOVERNMENT BOND INDEX(1)
                                                                ---------------------------      -------------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                     10020.00                           10256.00
12/95                                                                     11820.00                           12261.00
12/96                                                                     13372.00                           12762.00
12/97                                                                     13526.00                           12218.00
12/98                                                                     14985.00                           14391.00
12/99                                                                     13646.00                           13661.00
12/00                                                                     12797.00                           13302.00
12/01                                                                     12858.00                           12831.00
12/02                                                                     14788.00                           15652.00
6/30/03                                                                   16187.00                           16919.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Citigroup Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index. The Citigroup Non-U.S. Dollar World Government Bond Index was formerly known as the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

4
-------
1. See footnote on page 3 for more information about the Citigroup Non-U.S. Dollar World Government Bond Index.


2. The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted index that tracks the traded market for U.S. dollar denominated Brady bonds. An investment cannot be made directly into an index.

3. See footnote and table on page 7 for more information about Lipper Inc.


Portfolio Management Discussion and Analysis
During the six months ended June 30, 2003, most international bond markets provided strong performance. In the first quarter, the Citigroup Non-U.S. Dollar World Government Bond Index(1) returned 3.73%, with a substantial portion of the return attributable to currency movements. In the second quarter of 2003, international bonds gained additional momentum as central banks moved to lower interest rates in an effort to stimulate economic growth and keep deflationary tendencies in check. As a result, the Citigroup Non-U.S. Dollar World Government Bond Index advanced 5.13% in the second quarter of 2003.

Emerging-market debt was even stronger throughout the six-month period, with the J.P. Morgan Emerging Markets Bond Index (EMBI)(2) returning 7.59% in the first quarter of 2003 and 11.05% in the second quarter. For the six months ended June 30, 2003, the J.P. Morgan EMBI returned 19.47%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay International Bond Fund returned 9.90% for Class A shares and 9.46% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 8.24% return of the average Lipper(3) international income fund over the same period. All share classes also outperformed the 8.09% return of the Citigroup Non-U.S. Dollar World Government Bond Index for the six months ended June 30, 2003.

The Fund's strong relative performance resulted largely from its duration and asset allocation strategies, including a substantial commitment to emerging-market debt.

STRATEGIC POSITIONING

During the six-month reporting period, the Fund maintained a relatively long duration, which proved beneficial as central banks took action to lower interest rates. The Fund also benefited from solid asset allocation, which was a key driver of performance during the first half of 2003.

The Fund has held an overweighted position in Canadian, Australian, and Swedish government debt. Canada (+4.7%) and Sweden (+3.0%) were the Fund's best-performing developed markets in local currency terms. The value of the Canadian dollar also increased by 14% relative to the U.S. dollar over the six-month reporting period.

The Fund's strategy of maintaining a very low weighting in Japanese yen debt continued to strengthen the Fund's performance. Japanese government bonds rose only 67 basis points in the first half of 2003. That figure includes a decline of

                                                                               5
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

12/94                                                                             0.20
12/95                                                                            18.68
12/96                                                                            13.90
12/97                                                                             1.83
12/98                                                                            11.61
12/99                                                                            -8.22
12/00                                                                            -5.50
12/01                                                                             1.15
12/02                                                                            15.97
6/03                                                                              9.90
Returns reflect the historical performance of the Class B
  shares through 12/31/94. See footnote 1 on page 7 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

12/94                                                                             0.20
12/95                                                                            17.96
12/96                                                                            13.13
12/97                                                                             1.15
12/98                                                                            10.79
12/99                                                                            -8.94
12/00                                                                            -6.22
12/01                                                                             0.48
12/02                                                                            15.01
6/03                                                                              9.46
Class C share returns reflect the historical performance of
  the Class B shares through 8/31/98. See footnote 1 on page
  7 for more information on performance.

40 basis points in the second quarter. Taking currency movements into account, Japanese bonds were actually down 1.6% for the second quarter and down 0.5% for the first half of the year.

To take advantage of the higher yields and appreciation potential available from emerging-market securities, the Fund invested approximately 13% of its net assets in emerging-market debt denominated in either U.S. dollars or other currencies. This relatively large allocation helped strengthen the Fund's overall performance relative to its benchmark and its peers.

6

Toward the end of the six-month reporting period, investors started to take profits in the euro and government and corporate debt. This was not surprising, since prices and yields had moved up very quickly in a short period of time.

LOOKING AHEAD

We believe that the third quarter of 2003 may see consolidation in international debt markets, which could see as much as a 5% decline in both currencies and bonds before investors begin to put new money to work. We remain cautiously optimistic but have reduced duration exposure in the Fund's portfolio. We will not seek to aggressively add riskier assets until we get a clearer picture of the global economy and inflation.

Whatever individual markets and the global economy might bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                                               7
                                                                               -

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A           19.31%        3.87%        6.36%
    Class B           18.42%        3.07%        5.62%
    Class C           18.42%        3.07%        5.62%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A           13.94%        2.92%        5.81%
    Class B           13.42%        2.75%        5.62%
    Class C           17.42%        3.07%        5.62%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A         16 out of     34 out of    10 out of
                     45 funds     38 funds      18 funds
    Class B         23 out of     38 out of    14 out of
                     45 funds     38 funds      16 funds
    Class C         23 out of        n/a       39 out of
                     45 funds                   40 funds
    Average Lipper
    international
    income fund       16.52%        6.10%        6.89%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                    NAV 6/30/03    INCOME     RETURN OF CAPITAL
    Class A           $9.14        $0.1614       $0.0000
    Class B           $9.09        $0.1320       $0.0000
    Class C           $9.09        $0.1320       $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/03.

8

MainStay International Bond Fund

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
LONG-TERM BONDS (100.0%)+
CORPORATE BONDS (26.8%)

BRAZIL (1.0%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11..........  $     275,000      $   305,250
                                                    -----------

CANADA (1.8%)
Canada Housing Trust
 3.70%, due 9/15/08............  C$    570,000          415,560
MBNA Canada Bank
 Series DPNT
 6.625%, due 11/23/07..........        200,000          158,959
                                                    -----------
                                                        574,519
                                                    -----------
CAYMAN ISLANDS (0.9%)
Principal Financial Global
 Funding LLC
 Series 5, Tranche 1
 5.875%, due 6/8/09............  L     175,000          298,690
                                                    -----------

CHILE (1.1%)
Empresa Nacional de Electridad
 S.A.
 Series B
 8.50%, due 4/1/09.............  $     100,000          107,026
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (b).......        100,000          112,635
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11...........        100,000          115,822
                                                    -----------
                                                        335,483
                                                    -----------
DENMARK (2.3%)
Danske Kredit
 Realkreditaktieselskab
 7.00%, due 4/1/32.............  DK    682,551          110,082
Realkredit Danmark A/S
 6.00%, due 10/1/29............      3,877,878          616,555
                                                    -----------
                                                        726,637
                                                    -----------
FRANCE (1.2%)
AXA
 Series 1, Tranche 1
 6.00%, due 6/18/13............  E     100,000          129,530
Veolia Environnement
 Series 1, Tranche 1
 5.875%, due 6/27/08...........        200,000          251,176
                                                    -----------
                                                        380,706
                                                    -----------
GERMANY (3.4%)
Kreditanstalt Fuer
 Wiederaufbauf
 Series INTL
 4.75%, due 8/18/06............  E     875,000        1,069,682
                                                    -----------

MAURITIUS (0.6%)
PT Medco Energi Internasional
 8.75%, due 5/22/10 (b)........  $     175,000          182,000
                                                    -----------

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
MEXICO (0.3%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12...........  $      90,000      $    97,200
                                                    -----------

NETHERLANDS (3.4%)
Allianz Finance II BV
 6.125%, due 5/31/22...........  E     100,000          122,232
Deutsche Post Finance BV
 5.125%, due 10/4/12...........        250,000          303,588
Mobifon Holdings BV
 12.50%, due 7/31/10 (b).......  $      80,000           83,000
RWE Finance BV
 6.50%, due 4/20/21............  L     225,000          400,262
Sealed Air Finance II BV
 5.625%, due 7/19/06...........  E     150,000          172,253
                                                    -----------
                                                      1,081,335
                                                    -----------
RUSSIA (1.6%)
Gazprom OAO
 9.625%, due 3/1/13 (b)........  $     260,000          286,650
VimpelCom BV
 10.45%, due 4/26/05 (b).......        110,000          115,225
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (b)........        100,000          104,750
                                                    -----------
                                                        506,625
                                                    -----------
SWEDEN (2.5%)
Stadshypotek AB
 Series 1564
 6.00%, due 3/15/06............  SK  6,000,000          800,481
                                                    -----------

UNITED KINGDOM (1.0%)
Independent Newspapers Finance
 PLC
 9.25%, due 6/21/05............  L     175,000          308,991
                                                    -----------

UNITED STATES (5.7%)
AT&T Corp.
 6.00%, due 11/21/06 (b).......  E     100,000          122,012
Fort James Corp.
 4.75%, due 6/29/04............        100,000          113,112
Goldman Sachs Group, Inc.
 5.125%, due 4/24/13...........        230,000          275,918
McDonald's Corp.
 5.125%, due 5/23/06...........        195,000          236,491
Morgan Stanley
 5.375%, due 11/14/13..........  L      85,000          142,949

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                                                               9
                                                                               -

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
CORPORATE BONDS (CONTINUED)
UNITED STATES (CONTINUED)
Pfizer, Inc.
 Series INTL
 0.80%, due 3/18/08............  Y 110,000,000      $   929,653
                                                    -----------
                                                      1,820,135
                                                    -----------
Total Corporate Bonds
 (Cost $7,319,625).............                       8,487,734
                                                    -----------
GOVERNMENTS & FEDERAL AGENCIES (71.6%)

AUSTRALIA (2.9%)
Australian Government
 Series 611
 5.75%, due 6/15/11............  A$  1,320,000          930,666
                                                    -----------
AUSTRIA (1.1%)
Republic of Austria
 Series 2
 4.65%, due 1/15/18............  E     277,000          330,591
                                                    -----------

BELGIUM (2.6%)
Kingdom of Belgium
 Series 42
 3.00%, due 9/28/08............  E     425,000          487,121
 Series 36
 5.00%, due 9/28/11............        270,000          340,207
                                                    -----------
                                                        827,328
                                                    -----------
BRAZIL (0.4%)
Republic of Brazil
 11.00%, due 1/11/12...........  $     140,000          139,300
                                                    -----------
CANADA (7.0%)
Canadian Government
 5.25%, due 6/1/12.............  C$  1,100,000          858,546
 5.75%, due 6/1/33.............      1,655,000        1,346,960
                                                    -----------
                                                      2,205,506
                                                    -----------
DENMARK (3.2%)
Kingdom of Denmark
 5.00%, due 11/15/13...........  DK  6,000,000        1,004,683
                                                    -----------

EL SALVADOR (0.3%)
Republic of El Salvador
 7.75%, due 1/24/23 (b)........  $     100,000          104,250
                                                    -----------

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
FRANCE (4.8%)
French Treasury Note
 4.75%, due 7/12/07............  E     500,000      $   616,991
Government of France
 5.25%, due 4/25/08............        700,000          884,201
                                                    -----------
                                                      1,501,192
                                                    -----------
GERMANY (17.3%)
Republic of Deutschland
 Series 99
 3.75%, due 1/4/09.............  E   1,490,000        1,766,866
 Series 01
 5.00%, due 7/4/11.............        500,000          629,148
 Series 98
 5.25%, due 1/4/08.............      1,367,000        1,721,751
 Series 99
 5.375%, due 1/4/10............        500,000          641,978
 Series 00
 6.25%, due 1/4/30.............        500,000          703,766
                                                    -----------
                                                      5,463,509
                                                    -----------
GREECE (2.5%)
Hellenic Republic
 5.90%, due 10/22/22...........  E     607,000          801,004
                                                    -----------

ITALY (6.7%)
Buoni Poliennali del Tesero
 5.50%, due 11/1/10............  E   1,645,000        2,130,286
                                                    -----------

MEXICO (2.6%)
United Mexican States
 5.375%, due 6/10/13...........  E     595,000          659,354
 7.50%, due 1/14/12............  $     150,000          171,750
                                                    -----------
                                                        831,104
                                                    -----------
NETHERLANDS (1.9%)
Netherlands Government
 3.75%, due 7/15/09............  E     500,000          589,276
                                                    -----------

NEW ZEALAND (2.9%)
New Zealand Government
 Series 1111
 6.00%, due 11/15/11...........  NZ$ 1,500,000          916,572
                                                    -----------

RUSSIA (0.4%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07......  $     122,000          118,340
                                                    -----------

SOUTH AFRICA (1.6%)
Republic of South Africa
 7.00%, due 4/10/08............  E     400,000          513,312
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

10
-

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
SPAIN (3.4%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04............  E     250,000      $   294,741
 5.15%, due 7/30/09............        612,000          774,175
                                                    -----------
                                                      1,068,916
                                                    -----------
SWEDEN (2.1%)
Swedish Government
 Series 1043
 5.00%, due 1/28/09............  SK  4,625,000          613,358
 Series 1045
 5.25%, due 3/15/11............        350,000           46,976
                                                    -----------
                                                        660,334
                                                    -----------
TURKEY (0.6%)
Republic of Turkey
 9.875%, due 3/19/08...........  $     200,000          200,250
                                                    -----------
UKRAINE (0.6%)
Ukraine Government
 7.65%, due 6/11/13 (b)........  $     200,000          198,876
                                                    -----------

UNITED KINGDOM (6.1%)
United Kingdom Treasury Bond
 5.00%, due 3/7/12.............  L     366,000          640,796
 5.75%, due 12/7/09............        260,000          472,029
 7.50%, due 12/7/06............        300,000          556,480
 8.50%, due 12/7/05............        145,000          267,125
                                                    -----------
                                                      1,936,430
                                                    -----------
VENEZUELA (0.6%)
Republic of Venezuela
 13.625%, due 8/15/18..........  $     200,000          200,000
                                                    -----------
Total Governments &
 Federal Agencies
 (Cost $20,431,007)............                      22,671,725
                                                    -----------
LOAN PARTICIPATION (0.6%)

ALGERIA (0.6%)
Republic of Algeria
 Term Loan, Tranch 3
 Series YEN
 0.9375%, due 3/4/10
 (c)(d)(e).....................  Y  25,789,475          195,448
                                                    -----------
Total Loan Participation
 (Cost $169,406)...............                         195,448
                                                    -----------

                                   PRINCIPAL
                                    AMOUNT             VALUE
                                 ------------------------------
YANKEE BONDS (1.0%) (F)
CHILE (0.7%)
Celulosa Arauco
 7.75%, due 9/13/11............  $     170,000      $   198,854
                                                    -----------

MEXICO (0.3%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 11.75%, due 6/15/09...........  $     100,000          102,000
                                                    -----------
Total Yankee Bonds
 (Cost $266,366)...............                         300,854
                                                    -----------
Total Long-Term Bonds
 (Cost $28,186,404)............                      31,655,761
                                                    -----------
Total Investments
 (Cost $28,186,404) (g)........          100.0%      31,655,761(h)
Cash and Other Assets,
 Less Liabilities..............            0.0(a)        13,093
                                 -------------      -----------
Net Assets.....................          100.0%     $31,668,854
                                 =============      ===========

-------
(a)  Less than one tenth of a percent.
(b)  May be sold to institutional investors only.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2003.
(d)  Restricted security.
(e)  Illiquid security.
(f)  Yankee Bond -- Dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(g)  The cost for federal income tax purposes is $28,217,891.
(h)  At June 30, 2003 net unrealized appreciation for
     securities was $3,437,870, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $3,513,570, and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $75,700.
The following abbreviations are used in the above portfolio:
A$--Australian Dollar
C$--Canadian Dollar
DK--Danish Krone
E--Euro
Y--Japanese Yen
NZ$--New Zealand Dollar
L--Pound Sterling
SK--Swedish Krona
$--U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $28,186,404)..............................................       $31,655,761
Cash denominated in foreign currencies (identified cost
  $75,152)..................................................            75,795
Receivables:
  Dividends and interest....................................           557,802
  Fund shares sold..........................................           321,328
  Foreign currency forward contracts........................             3,031
Unrealized appreciation on foreign currency forward
  contracts.................................................           220,590
Other assets................................................            15,615
                                                                   -----------
        Total assets........................................        32,849,922
                                                                   -----------
LIABILITIES:
Payables:
  Fund shares redeemed......................................           466,977
  Transfer agent............................................            21,155
  NYLIFE Distributors.......................................            17,710
  Manager...................................................            11,897
  Custodian.................................................            10,561
Accrued expenses............................................            36,160
Unrealized depreciation on foreign currency forward
  contracts.................................................           532,576
Dividend payable............................................            84,032
                                                                   -----------
        Total liabilities...................................         1,181,068
                                                                   -----------
Net assets..................................................       $31,668,854
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    15,500
  Class B...................................................            16,956
  Class C...................................................             2,288
Additional paid-in capital..................................        28,827,467
Accumulated distributions in excess of net investment
  income....................................................           (46,496)
Accumulated net realized loss on investments and written
  option transactions.......................................          (975,271)
Accumulated undistributed gain on foreign currency
  transactions..............................................           635,921
Net unrealized appreciation on investments..................         3,469,357
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (276,868)
                                                                   -----------
Net assets..................................................       $31,668,854
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $14,168,100
                                                                   ===========
Shares of beneficial interest outstanding...................         1,549,996
                                                                   ===========
Net asset value per share outstanding.......................       $      9.14
Maximum sales charge (4.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      9.57
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,420,074
                                                                   ===========
Shares of beneficial interest outstanding...................         1,695,624
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.09
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,080,680
                                                                   ===========
Shares of beneficial interest outstanding...................           228,798
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.09
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    2,393
  Interest..................................................     680,572
                                                              ----------
    Total income............................................     682,965
                                                              ----------
Expenses:
  Manager...................................................     100,326
  Transfer agent............................................      71,482
  Distribution--Class B.....................................      52,912
  Distribution--Class C.....................................       4,968
  Professional..............................................      18,572
  Service--Class A..........................................      16,537
  Service--Class B..........................................      17,637
  Service--Class C..........................................       1,656
  Registration..............................................      17,374
  Shareholder communication.................................       9,195
  Custodian.................................................       8,149
  Recordkeeping.............................................       6,501
  Trustees..................................................       1,886
  Miscellaneous.............................................      16,879
                                                              ----------
    Total expenses before reimbursement.....................     344,074
Expense reimbursement by Manager and Subadvisor.............     (42,546)
                                                              ----------
    Net expenses............................................     301,528
                                                              ----------
Net investment income.......................................     381,437
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, WRITTEN OPTION
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................     631,094
  Foreign currency transactions.............................     635,921
  Written option transactions...............................       3,710
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................   1,270,725
                                                              ----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   1,027,832
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      19,135
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   1,046,967
                                                              ----------
Net realized and unrealized gain on investments, written
  option and foreign currency transactions..................   2,317,692
                                                              ----------
Net increase in net assets resulting from operations........  $2,699,129
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    381,437    $   636,516
  Net realized gain (loss) on investments, written option
    and foreign currency transactions.......................      1,270,725       (337,607)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      1,046,967      2,610,698
                                                               ------------    -----------
  Net increase in net assets resulting from operations......      2,699,129      2,909,607
                                                               ------------    -----------
Dividends and distributions to shareholders:
  From net investment income
    Class A.................................................       (238,967)       (15,519)
    Class B.................................................       (217,290)       (12,207)
    Class C.................................................        (21,635)          (450)
  Return of capital
    Class A.................................................             --       (393,282)
    Class B.................................................             --       (309,362)
    Class C.................................................             --        (11,394)
                                                               ------------    -----------
      Total dividends and distributions to shareholders.....       (477,892)      (742,214)
                                                               ------------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     15,114,064      5,775,981
    Class B.................................................      4,388,633      4,142,880
    Class C.................................................      1,602,813        396,415
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         76,231        133,541
    Class B.................................................        155,110        285,085
    Class C.................................................         12,064          9,673
                                                               ------------    -----------
                                                                 21,348,915     10,743,575
  Cost of shares redeemed:
    Class A.................................................    (13,431,710)    (4,634,514)
    Class B.................................................     (2,408,635)    (1,661,666)
    Class C.................................................       (195,296)      (123,198)
                                                               ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................      5,313,274      4,324,197
                                                               ------------    -----------
      Net increase in net assets............................      7,534,511      6,491,590
NET ASSETS:
Beginning of period.........................................     24,134,343     17,642,753
                                                               ------------    -----------
End of period...............................................   $ 31,668,854    $24,134,343
                                                               ============    ===========
Accumulated undistributed net investment income (excess
  distributions) at end of period...........................   $    (46,496)   $    49,959
                                                               ============    ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                         ------------------------------------------------------------------------
                                                         Six months
                                                           ended                        Year ended December 31,
                                                          June 30,    -----------------------------------------------------------
                                                           2003+       2002         2001         2000         1999         1998
                                                         ----------   -------      -------      -------      -------      -------
Net asset value at beginning of period.................  $    8.47    $  7.61      $  8.02      $  9.07      $ 10.57      $ 10.10
                                                         ----------   -------      -------      -------      -------      -------
Net investment income..................................       0.13       0.29(a)      0.28(a)(d)    0.25(a)     0.36         0.54
Net realized and unrealized gain (loss) on
 investments...........................................       0.50       1.23         0.04(d)     (0.05)       (0.89)        0.58
Net realized and unrealized gain (loss) on foreign
 currency transactions.................................       0.20      (0.33)       (0.23)       (0.71)       (0.33)        0.02
                                                         ----------   -------      -------      -------      -------      -------
Total from investment operations.......................       0.83       1.19         0.09        (0.51)       (0.86)        1.14
                                                         ----------   -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income and net realized gain on
   foreign currency transactions.......................      (0.16)     (0.01)          --           --        (0.04)       (0.58)
 From net realized gain on investments.................         --         --           --           --        (0.09)       (0.09)
 Return of capital.....................................         --      (0.32)       (0.50)       (0.54)       (0.51)          --
                                                         ----------   -------      -------      -------      -------      -------
Total dividends and distributions......................      (0.16)     (0.33)       (0.50)       (0.54)       (0.64)       (0.67)
                                                         ----------   -------      -------      -------      -------      -------
Net asset value at end of period.......................  $    9.14    $  8.47      $  7.61      $  8.02      $  9.07      $ 10.57
                                                         ==========   =======      =======      =======      =======      =======
Total investment return (b)............................       9.90%     15.97%        1.15%       (5.50%)      (8.22%)      11.61%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...............................       3.07%++    3.61%        3.51%(d)     3.17%        3.80%        5.17%
   Net expenses........................................       1.70%++    1.75%        1.88%        1.86%        1.61%        1.59%
   Expenses (before waiver)............................       2.00%++    2.28%        2.18%        2.16%        1.91%        1.89%
Portfolio turnover rate................................         54%        54%         179%         197%         281%         287%
Net assets at end of period (in 000's).................  $  14,168    $11,343      $ 9,006      $15,907      $12,326      $15,542

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses.......    0.03      0.03      0.03
Decrease ratio of net investment income.....................   (0.35%)   (0.35%)   (0.35%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                    Class B                                     Class C
    ------------------------------------------------------------------------   ----------
    Six months                                                                 Six months
      ended                        Year ended December 31,                       ended
     June 30,    -----------------------------------------------------------    June 30,
      2003+       2002         2001            2000         1999      1998       2003+
    ----------   -------      -------         -------      -------   -------   ----------
    $    8.43    $  7.58      $  8.01         $  9.08      $ 10.59   $ 10.12   $    8.43
    ----------   -------      -------         -------      -------   -------   ----------
         0.10       0.22(a)      0.22(a)(d)      0.21(a)      0.29      0.46        0.10
         0.49       1.21         0.04(d)        (0.05)       (0.90)     0.58        0.49
         0.20      (0.32)       (0.22)          (0.73)       (0.33)     0.02        0.20
    ----------   -------      -------         -------      -------   -------   ----------
         0.79       1.11         0.04           (0.57)       (0.94)     1.06        0.79
    ----------   -------      -------         -------      -------   -------   ----------
        (0.13)     (0.01)          --              --        (0.03)    (0.50)      (0.13)
           --         --           --              --        (0.09)    (0.09)         --
           --      (0.25)       (0.47)          (0.50)       (0.45)       --          --
    ----------   -------      -------         -------      -------   -------   ----------
        (0.13)     (0.26)       (0.47)          (0.50)       (0.57)    (0.59)      (0.13)
    ----------   -------      -------         -------      -------   -------   ----------
    $    9.09    $  8.43      $  7.58         $  8.01      $  9.08   $ 10.59   $    9.09
    ==========   =======      =======         =======      =======   =======   ==========
         9.46%     15.01%        0.48%          (6.22%)      (8.94%)   10.79%       9.46%
         2.32%++    2.86%        2.76%(d)        2.42%        3.05%     4.42%       2.32%++
         2.45%++    2.50%        2.63%           2.61%        2.36%     2.34%       2.45%++
         2.75%++    3.03%        2.93%           2.91%        2.66%     2.64%       2.75%++
           54%        54%         179%            197%         281%      287%         54%
    $  15,420    $12,219      $ 8,388         $ 9,546      $13,955   $18,797   $   2,081

                                 Class C
     ----------------------------------------------------------------
                                                         September 1*
                  Year ended December 31,                  through
     -------------------------------------------------   December 31,
      2002         2001            2000         1999         1998
     -------      -------         -------      -------   ------------
     $  7.58      $  8.01         $  9.08      $ 10.59     $ 10.13
     -------      -------         -------      -------     -------
        0.22(a)      0.22(a)(d)      0.21(a)      0.29        0.16
        1.21         0.04(d)        (0.05)       (0.90)       0.53
       (0.32)       (0.22)          (0.73)       (0.33)       0.02
     -------      -------         -------      -------     -------
        1.11         0.04           (0.57)       (0.94)       0.71
     -------      -------         -------      -------     -------
       (0.01)          --              --        (0.03)      (0.16)
          --           --              --        (0.09)      (0.09)
       (0.25)       (0.47)          (0.50)       (0.45)         --
     -------      -------         -------      -------     -------
       (0.26)       (0.47)          (0.50)       (0.57)      (0.25)
     -------      -------         -------      -------     -------
     $  8.43      $  7.58         $  8.01      $  9.08     $ 10.59
     =======      =======         =======      =======     =======
       15.01%        0.48%          (6.22%)      (8.94%)      7.05%
        2.86%        2.76%(d)        2.42%        3.05%       4.42%++
        2.50%        2.63%           2.61%        2.36%       2.34%++
        3.03%        2.93%           2.91%        2.66%       2.64%++
          54%         179%            197%         281%        287%
     $   573      $   249         $   231      $    48     $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

16
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. MainStay International Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality

Notes to Financial Statements unaudited

                                                                              17
                                                                               -

debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent or brokers but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the

MainStay International Bond Fund

18
-

forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2003:

                                                        CONTRACT         CONTRACT        UNREALIZED
                                                         AMOUNT           AMOUNT       APPRECIATION/
                                                          SOLD           PURCHASED     (DEPRECIATION)
                                                     ---------------   -------------   --------------
Foreign Currency Sale Contracts
Canadian Dollar vs. U.S. Dollar, expiring 9/8/03...  C$    1,591,000   $   1,151,705     $ (16,469)
Canadian Dollar vs. U.S. Dollar, expiring 9/8/03...  C$    2,221,229   $   1,635,000         4,087
Euro vs. U.S. Dollar, expiring 7/1/03..............  E     5,195,000   $   5,531,909      (437,738)
Euro vs. U.S. Dollar, expiring 12/16/03............  E     1,971,000   $   2,308,041        53,529
Euro vs. U.S. Dollar, expiring 12/19/03............  E     3,745,000   $   4,266,379       (16,984)
New Zealand Dollar vs. U.S. Dollar, expiring
  9/10/03..........................................  NZ$   1,533,000   $     878,409       (12,101)
Pound Sterling vs. U.S. Dollar, expiring 8/15/03...  L       493,000   $     818,972         7,605
Swiss Franc vs. U.S. Dollar, expiring 7/25/03......  CF    1,924,580   $   1,400,000       (22,795)
Swiss Franc vs. U.S. Dollar, expiring 7/25/03......  CF    1,334,537   $   1,016,868        30,277
                                                        CONTRACT         CONTRACT
                                                         AMOUNT           AMOUNT
                                                        PURCHASED          SOLD
                                                     ---------------   -------------
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring
  9/16/03..........................................  A$      875,000   $     573,248         9,068
Canadian Dollar vs. U.S. Dollar, expiring 9/8/03...  C$    1,591,000   $   1,137,957        30,218
Euro vs. U.S. Dollar, expiring 7/1/03..............  E     5,195,000   $   5,883,841        85,806
Swiss Franc vs. U.S. Dollar, expiring 7/25/03......  CF    1,147,024   $     874,456       (26,489)
                                                                                         ---------
Net unrealized depreciation on foreign currency forward contracts...................     $(311,986)
                                                                                         =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are

                                                                              19
                                                                               -

subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for six months ended June 30, 2003 was as follows:

                                                  NUMBER OF
                                                  CONTRACTS       PREMIUM
                                                  ---------       -------
Options outstanding at December 31, 2002........       --         $    --

Options--written................................   (1,325)         (4,505)
Options--buybacks...............................    1,325           4,505
                                                   ------         -------
Options outstanding at June 30, 2003............       --         $    --
                                                   ======         =======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay International Bond Fund

20
-

Restricted security held at June 30, 2003:

                                                                                           PERCENT
                                          DATE OF      PRINCIPAL               6/30/03        OF
               SECURITY                 ACQUISITION     AMOUNT        COST      VALUE     NET ASSETS
               --------                 -----------   -----------   --------   --------   ----------
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10.................    2/9/01      Y25,789,475   $169,406   $195,448      0.6%
                                                                    ========   ========      ===

Y--Japanese Yen

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:
  Ordinary Income                                        $ 28,176
  Return of Capital                                       714,038
                                                         --------
                                                         $742,214
                                                         ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to

                                                                              21
                                                                               -

the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

MainStay International Bond Fund

22
-

Foreign currency held at June 30, 2003:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Australian Dollar    A$     5,029                      $  3,340                 $  3,373
Euro                 E     17,750                        20,539                   20,383
New Zealand Dollar   NZ$   43,250                        24,293                   25,320
Pound Sterling       L     16,188                        26,973                   26,712
Swedish Krona        SK        60                             7                        7
                                                       --------                 --------
                                                       $ 75,152                 $ 75,795
                                                       ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $100,326. To the extent that the Manager has agreed to reimburse Fund expenses, the Subadvisor has voluntarily agreed to do so proportionately. For the six months ending June 30, 2003, the Manager and Subadvisor reimbursed the Fund $15,195 and $27,351, respectively. The total reimbursement to the Fund was $42,546.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.45% of the average daily net assets of the Fund.

                                                                              23
                                                                               -

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $778 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $12, $6,651 and $90, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2003 amounted to $71,482.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

MainStay International Bond Fund

24
-

CAPITAL. At June 30, 2003, NYLIFE Distributors held shares of Class A with net asset value of $7,177,995 which represents 50.7% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $291 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,501 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,578,588 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2007...................................................   $  392
     2008...................................................      849
     2009...................................................      338
                                                               ------
                                                               $1,579
                                                               ======

In addition, the Fund intends to elect to treat for federal income tax purposes $311,186 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

The Fund utilized $11,043 of capital loss carryforward during the year ended December 31, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $20,991 and $14,939, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other

                                                                              25
                                                                               -

factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                     JUNE 30, 2003*                  DECEMBER 31, 2002
                                               ---------------------------      ---------------------------
                                               CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                               -------   -------   -------      -------   -------   -------
Shares sold..................................   1,714      503       181          731       518        50
Shares issued in reinvestment of dividends
  and distributions..........................       8       18         1           17        36         1
                                               ------     ----       ---         ----      ----       ---
                                                1,722      521       182          748       554        51
Shares redeemed..............................  (1,512)    (274)      (21)        (591)     (212)      (16)
                                               ------     ----       ---         ----      ----       ---
Net increase.................................     210      247       161          157       342        35
                                               ======     ====       ===         ====      ====       ===

-------

 *   Unaudited.

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                                   Blank Page

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSIB10-08/03
                                 NYLIM-A03780                                 09

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

       MainStay(R)
       International Bond Fund

       SEMIANNUAL REPORT

       UNAUDITED

       JUNE 30, 2003

       [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers(R) Government Bond
                                                              Index and Inflation--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particu-larly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

4

$10,000 Invested in MainStay Govern-
ment Fund versus Lehman Brothers(R)
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 4.03%, 5 Years 5.32%, 10 Years 5.60%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(1)       INFLATION (CPI)(2)
                                                   -------------------       ------------------------       ------------------
6/30/93                                                  9550.00                    10000.00                    10000.00
94                                                       9415.00                     9866.00                    10249.00
95                                                      10397.00                    11056.00                    10561.00
96                                                      10737.00                    11555.00                    10859.00
97                                                      11465.00                    12410.00                    11102.00
98                                                      12704.00                    13806.00                    11282.00
99                                                      12918.00                    14227.00                    11504.00
00                                                      13453.00                    14939.00                    11933.00
01                                                      14696.00                    16483.00                    12322.00
02                                                      15825.00                    17935.00                    12453.00
6/30/03                                                 17240.00                    19968.00                    12723.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 3.15%, 5 Years 5.19%, 10 Years 5.46% Class C Total Returns: 1 Year 7.15%, 5 Years 5.52%, 10 Years 5.46%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(1)       INFLATION (CPI)(2)
                                                   -------------------       ------------------------       ------------------
6/30/93                                                 10000.00                    10000.00                    10000.00
94                                                       9859.00                     9866.00                    10249.00
95                                                      10847.00                    11056.00                    10561.00
96                                                      11135.00                    11555.00                    10859.00
97                                                      11822.00                    12410.00                    11102.00
98                                                      13014.00                    13806.00                    11282.00
99                                                      13148.00                    14227.00                    11504.00
00                                                      13564.00                    14939.00                    11933.00
01                                                      14727.00                    16483.00                    12322.00
02                                                      15740.00                    17935.00                    12453.00
6/30/03                                                 17022.00                    19968.00                    12723.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -
-------
1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 4 for more information about the Lehman Brothers Government Bond Index.

Portfolio Management Discussion and Analysis

Three key economic drivers--business confidence, capital spending, and hiring-- were noticeably weak during the first half of 2003, which placed much of the burden of sustaining economic growth on the housing market. Real gross domestic product rose at an annual rate of 1.4% in the first quarter of 2003, and according to advance estimates by the Bureau of Economic Analysis, real GDP grew at a seasonally adjusted annual rate of 2.4% in the second quarter.

The U.S. government chose an aggressive alignment of its macroeconomic policies--an accommodative monetary policy, a stimulative fiscal policy, and a lower dollar--as the means to drive the business cycle forward. The Federal Reserve reinforced this stance by lowering the targeted federal funds rate to 1% on June 25, 2003. The Fed also raised doubt that it would increase the targeted federal funds rate until economic growth reaches its long-run potential (roughly 3.5%) and the risks of deflation are eliminated.

The debate over whether the economic glass was half full or half empty raged for the first four months of the year, causing tremendous intramonth volatility in Treasury yields. Mixed economic signals left the debate relatively evenly balanced, and interest rates ended April close to where they stood at the beginning of the year. In early May, the Federal Open Market Committee (FOMC) ignited a 60 basis-point rally in Treasury yields when it cited the minor possibility of "an unwelcome substantial fall in inflation." The 25 basis-point cut in the targeted federal funds rate in June was seen by some as surprisingly moderate in light of emerging deflationary pressures, and the Treasury market backed off its exuberant posture. Rates reversed course and retraced half of May's rally. Two-year Treasury yields, which started the year at 1.5%, declined to 1.3% at the end of June. Over the same period, five-year Treasury yields dropped from 2.7% to 2.4%; 10-year yields from 3.8% to 3.5%; and 30-year yields from 4.8% to 4.6%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Government Fund returned 2.34% for Class A shares and 1.96% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 2.46% return of the average Lipper(1) general U.S. government fund over the same period. All share classes also underperformed the 3.63% return of the Lehman Brothers(R) Government Bond Index(2) for the six months ended June 30, 2003.

The Fund lost ground to its longer-duration peers when Treasuries fell in May, and it sustained additional losses on its overweighted position in agency debentures when the agency sector hit a rough patch in June.

6

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20
12/01                                                                             6.33
12/02                                                                             9.75
6/03                                                                              2.34

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 10 for more information on performance.


CLASS B AND CLASS C SHARES

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49
12/01                                                                             5.54
12/02                                                                             8.94
6/03                                                                              1.96

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 10 for more information on performance.


CORE POSITIONS

The Fund invests with a long-term strategy that emphasizes sector and issue selection as the primary sources of total return. Capital gains and yield may both contribute to total return. The portfolio may see capital gains if we identify securities that we believe are mispriced relative to comparable issues and spreads later realign, or if we invest in sectors that are priced at a spread to Treasuries and spreads narrow over time. Yield is a measure of a security's risk. We invest in higher-yielding securities when we believe the risk/reward tradeoffs are favorable. As of June 30, 2003, we sought an average

                                                                               7
                                                                               -

portfolio yield at least 100 to 125 basis points better than the yield of a duration-matched Treasury.

Within the Treasury sector, we have found value in bonds that mature between 2016 and 2030. We like "off-the-run" bonds, or those issued prior to the most recent issue for a given maturity. Since these bonds are less frequently traded, they may be less expensive and hence carry a higher yield. In particular, we like the historically wide yield gap between shorter and longer-maturity Treasuries, and we think the gap can narrow. The suspension of 30-year bond auctions may also support our approach.

The agency sector has also been a worthy source of yield for the Fund. Our agency bonds are issued by housing government-sponsored enterprises, such as the Federal Home Loan Bank, Fannie Mae, and Freddie Mac, and by other government-guaranteed entities. To add variety and pick up additional yield, we have invested a portion of our agency-security allocation in callable debentures and high-quality subordinated issues that are slightly lower in the capital structure than senior unsecured debt.

Our commitment to the agency sector detracted from the Fund's performance in June when a highly publicized accounting controversy surfaced at Freddie Mac. Though the Federal Home Loan Mortgage Corporation's business model remains valid and its credit fundamentals are solid, we reduced the Fund's allocation to the sector because the pressure of negative headlines led to widening bond spreads.

The resilience of residential mortgage-backed securities had been a stabilizing influence for the Fund in 2002. The same can be said for the first four months of 2003, during which the sector achieved an excess return of 75 basis points to duration-matched Treasuries. The bond market was not overwhelmed by the surge in refinancings and handily absorbed the new supply of residential mortgage-backed securities. Banks were especially active buyers of these bonds, since they had to compensate for slower growth in their commercial and industrial loan portfolios and needed to invest new deposits, which were climbing at a rapid rate. In May, when Treasuries broke out of their trading range to the downside, prepayments hit record levels, sponsorship for residential mortgage-backed securities began to weaken, and the sector trailed duration-matched Treasuries by 29 basis points for the month. June saw a slight recovery, with mortgage-backed securities staying even with Treasuries. Though we seek to moderate call exposure among the Fund's mortgage-backed securities by emphasizing lower-coupons, Ginnie Mae issues, and 15-year loan terms, mortgage-backed bonds were a weak point in the Fund's portfolio in May and June.

8
-------
3. Debt rated AAA has the highest rating assigned by Standard & Poor's. According to Standard & Poor's the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. Debt rated A by Standard and Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for bonds in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

YIELD ENHANCEMENT
Diversity plays an important role in the Fund's performance, and we use our discretion to invest in securities that are not government related. In total, the allocation to nongovernment securities cannot exceed 10% and as of June 30, 2003, it was 8%. These sectors can be tremendous sources of yield and spread-tightening potential. Currently, we invest in triple-A rated(3) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a select set of moderate-quality (single-A and triple-B rated)(4) corporate bonds. To ensure stability of cash flows, we like commercial mortgage-backed securities that are backed by a wide range of property types with mortgages that are several years old. We prefer to take exposure in the asset-backed securities sector with rate-reduction bonds. States that are shifting to retail competition for electric power allow their utilities to issue these bonds to recover facility costs that might otherwise be lost. The bonds are collateralized by mandatory user tariffs that are passed through to the investor.

We adjusted our opinion of commercial mortgage-backed securities during the period and reduced the Fund's allocation to the sector. By the end of the first half, spreads had tightened to levels that looked fully valued, and commercial real estate, if not positioned in the right markets, has the potential to falter as the risks associated with regional economies rise. In our assessment, we took note of the numerous state and local governments struggling to balance their budgets. The only commercial mortgage-backed security that remained in the Fund at the end of June was a Fannie Mae issue collateralized by a geograph-ically diverse pool of multifamily properties.

Corporate bonds offer value relative to Treasuries because their spreads have room to tighten as the economy recovers. We favor corporate bonds issued by entities with durable revenue streams. In 2002, as investors lost trust in cor-porate governance, the Fund's performance was weakened by its exposure to the corporate sector. This year, evidence of strengthening balance sheets and better corporate governance has helped the corporate sector. For the first six months of 2003, corporate bonds have outperformed all other segments of the investment-grade universe. Accordingly, the Fund's 1.5% allocation to corporate bonds has added value.

DURATION STRATEGY

During the first half of 2003, the duration of the Fund extended from 3.5 to 4.0 years. A portion of the extension tracked market flows, which saw new supply in Treasuries and residential mortgage-backed securities. As this debt entered the market, and older, shorter-maturity debt was retired, the duration of the universe of government-related securities lengthened. The other portion of the extension reflected our belief that the Federal Reserve had a strong incentive to maintain low rates across the breadth of the Treasury yield curve to

                                                                               9
                                                                               -

combat deflation, promote economic growth, and preserve strength in the housing market.

PORTFOLIO COMPOSITION

As of June 30, 2003, the Fund held 36.6% of its net assets in Treasury securities, 6.6% in agencies, 42.8% in residential mortgage-backed securities, 2.4% in commercial mortgage-backed securities, 6.0% in asset-backed securities, and 3.3% in corporate bonds. The balance of the Fund was invested in money-market instruments. The Fund's commitment to residential mortgage-backed securities gradually declined over the first half of the year, as we reinvested the sector's prepayments in Treasury securities, rather than cycling them back into new mortgage-backed securities.

LOOKING AHEAD

The Fund has a moderate risk profile and is positioned for lower Treasury rates, higher volatility, tighter spreads, and contained inflation. In our opinion, total-return prospects are strongest in sectors other than Treasuries. We premise this view on the large reservoir of investor liquidity that has the potential to invig-orate the capital markets once it is put to work.

We believe that as the economy rebounds, investors will search for high-quality better-yielding alternatives to Treasuries. If we see a sustainable low interest-rate environment and the Fed remains on hold for the balance of the year, mortgage-backed securities may not be able to reproduce their solid, first-quarter performance.

Whatever the economy or the markets may bring, the Fund will continue to seek a high level of current income consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2003, the Fund reduced its dividend to reflect the lower yields available in the government bond market. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

10
-

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/03
Class A           8.94%    6.30%     6.08%          6.80%
Class B           8.15%    5.52%     5.46%          6.43%
Class C           8.15%    5.52%     5.46%          6.43%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/03
Class A           4.03%    5.32%     5.60%          6.51%
Class B           3.15%    5.19%     5.46%          6.43%
Class C           7.15%    5.52%     5.46%          6.43%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/03
Class A           53 out of   63 out of       n/a           50 out of
                 180 funds    131 funds                     92 funds
Class B           84 out of   112 out of   51 out of        23 out of
                 180 funds    131 funds    64 funds         27 funds
Class C           84 out of      n/a          n/a          109 out of
                 180 funds                                 132 funds
Average Lipper
general U.S.
government fund    8.63%        6.29%        6.06%         7.06%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $8.69       $0.1809      $0.0000
    Class B     $8.68       $0.1484      $0.0000
    Class C     $8.68       $0.1484      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

                                                                              11
                                                                               -

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

MainStay Government Fund

12
-

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
LONG-TERM INVESTMENTS (97.7%)+
ASSET-BACKED SECURITIES (6.0%)
AUTO LEASES (1.6%)
BMW Vehicle Owner Trust
 Series 2003-A Class A
 1.94%, due 2/25/07...........  $2,920,000       $   2,943,483
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........   6,690,027           6,755,389
                                                 -------------
                                                     9,698,872
                                                 -------------
AUTOMOBILES (1.2%)
Harley-Davidson Motorcycle
 Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10...........   7,040,000           7,397,414
                                                 -------------
CONSUMER LOANS (0.4%)
Atlantic City Electric
 Transition Funding
 Series 2002-1 Class A4
 5.55%, due 10/20/23..........   2,275,000           2,406,186
                                                 -------------

DIVERSIFIED FINANCIALS (0.6%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18...........   3,175,000           3,347,409
                                                 -------------

ELECTRIC UTILITIES (1.6%)
Massachusetts RRB
 Special Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13............   7,888,403           9,161,236
                                                 -------------
FINANCIAL SERVICES (0.3%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09...........   1,620,000           1,744,173
                                                 -------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service of New
 Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08............   1,728,884           1,834,796
                                                 -------------
Total Asset-Backed Securities
 (Cost $33,611,377)...........                      35,590,086
                                                 -------------
CORPORATE BONDS (3.3%)

BANKS (0.4%)
Bank of America Corp.
 5.125%, due 11/15/14.........   2,360,000           2,515,859
                                                 -------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
DIVERSIFIED FINANCIALS (0.1%)
General Motors Acceptance
 Corp.
 6.875%, due 8/28/12..........  $  451,000       $     449,943
                                                 -------------

MACHINERY (0.8%)
Attransco, Inc.
 Series 1998
 6.11%, due 10/1/07...........   4,125,272           4,363,713
                                                 -------------

MARINE (1.1%)
Hvide Van Ommeren Tankers LLC
 Series I.....................   3,029,000           3,169,394
 7.54%, due 12/14/23
 Series II
 7.54%, due 12/14/23..........   3,029,000           3,169,394
                                                 -------------
                                                     6,338,788
                                                 -------------
MEDIA (0.4%)
Tele-Communications, Inc.
 10.125%, due 4/15/22.........   1,850,000           2,625,146
                                                 -------------

REAL ESTATE (0.5%)
HRPT Properties Trust
 6.40%, due 2/15/15...........   2,700,000           2,912,290
                                                 -------------
Total Corporate Bonds
 (Cost $18,669,201)...........                      19,205,739
                                                 -------------
MORTGAGE-BACKED SECURITY (2.4%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERIZED MORTGAGE OBLIGATIONS) (2.4%)
Fanniemae Grantor Trust
 Series 2003-T1 Class B
 4.49%, due 11/25/12..........  13,270,000          13,841,751
                                                 -------------
Total Mortgage-Backed Security
 (Cost $13,270,000)...........                      13,841,751
                                                 -------------
U.S. GOVERNMENT & FEDERAL AGENCIES (86.0%)

FEDERAL HOME LOAN BANK (1.0%)
 3.25%, due 8/15/05...........   5,600,000           5,806,466
                                                 -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.0%)
 6.25%, due 3/5/12 (b)........  10,900,000          12,004,126
                                                 -------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                                                              13
                                                                               -

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (1.7%)
 5.00%, due 6/1/33............  $9,920,000       $  10,094,374
                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.9)
 5.25%, due 3/22/07-1/15/09
 (b)..........................   9,300,000          10,096,362
 5.50%, due 5/2/06............   6,600,000           7,245,975
                                                 -------------
                                                    17,342,337
                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (33.4%)
 4.00%, due 7/17/18 TBA (a)...   5,875,000           5,897,031
 4.50%, due 7/1/18............  29,507,049          30,149,447
 4.50%, due 8/18/18 TBA (a)...  15,660,000          15,924,263
 5.00%, due 7/17/18-7/14/33
 TBA (a)......................  22,780,000          23,420,729
 5.50%, due 1/1/17-2/1/17
 (c)..........................  38,053,357          39,533,277
 6.00%, due 12/1/16-11/1/32...  33,881,091          35,244,572
 6.50%, due 10/1/31...........   8,003,397           8,346,159
 7.00%, due 7/1/31-11/1/32
 (c)..........................  16,114,400          16,970,034
 7.50%, due 1/1/30-8/1/31
 (c)..........................  20,041,245          21,370,650
                                                 -------------
                                                   196,856,162
                                                 -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.7%)
 6.00%, due 8/15/32-12/15/32
 (c)..........................  19,895,653          20,872,588
 6.50%, due 8/15/28-4/15/31
 (b)(c).......................  15,489,595          16,285,294
 7.50%, due 12/15/28-2/15/32
 (c)..........................   7,430,057           7,912,561
                                                 -------------
                                                    45,070,443
                                                 -------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (0.7%)
 3.88%, due 8/14/06...........   4,303,331           4,407,165
                                                 -------------
UNITED STATES TREASURY BONDS (12.3%)
 5.375%, due 2/15/31 (b)......  14,926,000          16,807,497
 6.25%, due 8/15/23-5/15/30
 (b)..........................  16,905,000          20,856,106
 6.875%, due 8/15/25..........   8,400,000          11,067,655
 7.50%, due 11/15/16 (b)......   3,220,000           4,371,024
 8.75%, due 8/15/20 (b).......  12,550,000          19,218,656
                                                 -------------
                                                    72,320,938
                                                 -------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
UNITED STATES TREASURY NOTES (24.3%)
 3.00%, due 2/15/08 (b).......  $27,410,000      $  28,205,520
 3.375%, due 1/15/07 (b)(d)...   7,843,000           9,991,385
 3.625%, due 5/15/13 (b)......   2,755,000           2,776,522
 4.375%, due 5/15/07..........  27,400,000          29,767,525
 4.625%, due 5/15/06 (b)......   7,985,000           8,655,924
 4.875, due 2/15/12 (b).......  13,654,000          15,177,268
 5.75%, due
 11/15/05-8/15/10.............   1,145,000           1,315,409
 6.00%, due 8/15/09 (b).......  38,220,000          45,083,165
 6.75%, due 5/15/05...........   1,700,000           1,872,191
                                                 -------------
                                                   142,844,909
                                                 -------------
Total U.S. Government &
 Federal Agencies
 (Cost $490,705,861)..........                     506,746,920
                                                 -------------
Total Long-Term Investments
 (Cost $556,256,439)..........                     575,384,496
                                                 -------------
SHORT-TERM INVESTMENTS (38.2%)

COMMERCIAL PAPER (11.5%)
Abacas Investment LLC
 1.2710%, due 8/26/03 (e).....  12,000,000          11,976,667
Concord Minutemen Capital CP
 1.4397%, due 7/1/03 (e)......  15,500,000          15,500,000
EFG Funding LLC
 1.2502%, due 8/18/03 (e).....  13,056,000          13,034,588
Hudson-America Realty Property
 LLC
 1.1670%, due 7/24/03 (e).....  15,000,000          14,988,979
Mica Funding LLC
 1.1665%, due 7/8/03 (e)......  12,450,000          12,447,216
                                                 -------------
Total Commercial Paper
 (Cost $67,947,450)...........                      67,947,450
                                                 -------------
FEDERAL AGENCY (3.0%)
Federal National Mortgage
 Association
 (Discount Note)
 0.91%, due 7/3/03............  17,870,000          17,869,096
                                                 -------------
Total Federal Agency
 (Cost $17,869,096)...........                      17,869,096
                                                 -------------
                                  SHARES
                                -----------
INVESTMENT COMPANY (0.8%)
AIM Institutional Funds Group
 1.070%, due 7/1/03 (e).......   4,450,395           4,450,395
                                                 -------------
Total Investment Company
 (Cost $4,450,395)............                       4,450,395
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

14
-

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
MASTER NOTE (4.6%)
Bank of America LLC
 1.50%, due 7/1/03............  $27,002,000      $  27,002,000
                                                 -------------
Total Master Note
 (Cost $27,002,000)...........                      27,002,000
                                                 -------------
REPURCHASE AGREEMENTS (18.3%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $32,001,293 (e)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $88,167,991 and a Market
 Value of $33,353,962)........  32,000,000          32,000,000
CS First Boston LLC
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $16,428,650 (e)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $16,733,645 and a Market
 Value of $16,757,230)........  16,428,000          16,428,000
Lehman Brothers Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $28,001,108 (e)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $27,831,904 and a Market
 Value of $28,474,923)........  28,000,000          28,000,000
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $31,229,262 (e)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $29,492,525 and a Market
 Value of $32,376,580)........  31,228,000          31,228,000
                                                 -------------
Total Repurchase Agreements
 (Cost $107,656,000)..........                     107,656,000
                                                 -------------
Total Short-Term Investments
 (Cost $224,924,941)..........                     224,924,941
                                                 -------------


                                                     VALUE
                                                 -------------
Total Investments
 (Cost $781,181,380) (f)......       135.9%      $ 800,309,437(g)
Liabilities in Excess of
 Cash and Other Assets........       (35.9)       (211,329,696)
                                -----------      -------------
Net Assets....................       100.0%      $ 588,979,741
                                ===========      =============

-------
(a)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement.
(b)  Represents securities out on loan or a portion of which is out on loan. (See Note 2).
(c)  Segregated as collateral for TBA.
(d)  Treasury Inflation Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(e)  Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The cost for federal income tax purpose is $781,278,226.
(g)  At June 30, 2003 net unrealized appreciation was
     $19,031,211 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $19,985,809 and
     aggregate unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $954,598.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $781,181,380) including $207,055,845 of
  securities lending collateral.............................       $ 800,309,437
Cash........................................................               2,323
Deposits with brokers for securities loaned.................               8,263
Receivables:
  Investment securities sold................................          51,903,416
  Interest..................................................           5,090,778
  Fund shares sold..........................................             625,364
Other asset.................................................              28,522
                                                                   -------------
        Total assets........................................         857,968,103
                                                                   -------------
LIABILITIES:
Securities lending collateral...............................         207,064,108
Payables:
  Investment securities purchased...........................          57,315,291
  Fund shares redeemed......................................           1,904,413
  NYLIFE Distributors.......................................             424,282
  Manager...................................................             294,532
  Transfer agent............................................             238,940
  Custodian.................................................              10,886
  Trustees..................................................               3,727
Accrued expenses............................................             110,038
Dividends payable...........................................           1,622,145
                                                                   -------------
        Total liabilities...................................         268,988,362
                                                                   -------------
Net assets..................................................       $ 588,979,741
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     125,047
  Class B...................................................             534,969
  Class C...................................................              18,463
Additional paid-in capital..................................         617,168,559
Accumulated distributions in excess of net investment
  income....................................................          (3,545,788)
Accumulated net realized loss on investments................         (44,449,566)
Net unrealized appreciation on investments..................          19,128,057
                                                                   -------------
Net assets..................................................       $ 588,979,741
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $ 108,717,618
                                                                   =============
Shares of beneficial interest outstanding...................          12,504,681
                                                                   =============
Net asset value per share outstanding.......................       $        8.69
Maximum sales charge (4.50% of offering price)..............                0.41
                                                                   -------------
Maximum offering price per share outstanding................       $        9.10
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 464,242,130
                                                                   =============
Shares of beneficial interest outstanding...................          53,496,949
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.68
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  16,019,993
                                                                   =============
Shares of beneficial interest outstanding...................           1,846,267
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.68
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $12,475,813
                                                              -----------
Expenses:
  Manager...................................................    1,785,772
  Distribution--Class B.....................................    1,768,771
  Distribution--Class C.....................................       66,193
  Transfer agent............................................      714,069
  Service--Class A..........................................      132,549
  Service--Class B..........................................      589,465
  Service--Class C..........................................       22,057
  Shareholder communication.................................       52,241
  Professional..............................................       51,005
  Recordkeeping.............................................       42,986
  Registration..............................................       33,790
  Custodian.................................................       33,398
  Trustees..................................................       14,504
  Miscellaneous.............................................       15,220
                                                              -----------
    Total expenses..........................................    5,322,020
                                                              -----------
Net investment income.......................................    7,153,793
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    7,766,492
Net change in unrealized appreciation on investments........   (2,768,781)
                                                              -----------
Net realized and unrealized gain on investments.............    4,997,711
                                                              -----------
Net increase in net assets resulting from operations........  $12,151,504
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $  7,153,793    $  16,157,348
  Net realized gain on investments..........................      7,766,492       13,384,281
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (2,768,781)      14,691,813
                                                               ------------    -------------
  Net increase in net assets resulting from operations......     12,151,504       44,233,442
                                                               ------------    -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (2,225,612)      (3,148,466)
    Class B.................................................     (8,114,005)     (15,614,432)
    Class C.................................................       (301,255)        (453,946)
                                                               ------------    -------------
      Total dividends to shareholders.......................    (10,640,872)     (19,216,844)
                                                               ------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    110,143,313      207,805,168
    Class B.................................................     40,311,573      132,321,833
    Class C.................................................      5,442,307       14,085,627
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      1,617,657        2,650,009
    Class B.................................................      5,675,824       12,557,843
    Class C.................................................        198,478          350,032
                                                               ------------    -------------
                                                                163,389,152      369,770,512
Cost of shares redeemed:
    Class A.................................................    (95,814,960)    (180,730,168)
    Class B.................................................    (60,355,615)     (99,780,727)
    Class C.................................................     (7,612,106)      (6,334,835)
                                                               ------------    -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       (393,529)      82,924,782
                                                               ------------    -------------
      Net increase in net assets............................      1,117,103      107,941,380
NET ASSETS:
Beginning of period.........................................    587,862,638      479,921,258
                                                               ------------    -------------
End of period...............................................   $588,979,741    $ 587,862,638
                                                               ============    =============
Accumulated distributions in excess of net investment
  income....................................................   $ (3,545,788)   $     (58,709)
                                                               ============    =============

-------

 *   Unaudited

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ----------------------------------------------------------------
                                                   2003+           2002          2001          2000          1999          1998
                                                 ----------      --------      --------      --------      --------      --------
Net asset value at beginning of period.........   $   8.67       $   8.25      $   8.19      $   7.75      $   8.46      $   8.27
                                                  --------       --------      --------      --------      --------      --------
Net investment income..........................       0.13           0.32          0.39(a)(d)     0.46(a)      0.42          0.43
Net realized and unrealized gain (loss) on
 investments...................................       0.07           0.47          0.12(d)       0.45         (0.65)         0.24
                                                  --------       --------      --------      --------      --------      --------
Total from investment operations...............       0.20           0.79          0.51          0.91         (0.23)         0.67
                                                  --------       --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income....................      (0.18)         (0.37)        (0.39)        (0.46)        (0.42)        (0.43)
 Return of capital.............................         --             --         (0.06)        (0.01)        (0.06)        (0.05)
                                                  --------       --------      --------      --------      --------      --------
Total dividends and distributions..............      (0.18)         (0.37)        (0.45)        (0.47)        (0.48)        (0.48)
                                                  --------       --------      --------      --------      --------      --------
Net asset value at end of period...............   $   8.69       $   8.67      $   8.25      $   8.19      $   7.75      $   8.46
                                                  ========       ========      ========      ========      ========      ========
Total investment return (b)....................       2.34%          9.75%         6.33%        12.20%        (2.81%)        8.32%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.......................       3.02%++        3.76%         4.71%(d)      5.89%         5.17%         5.20%
   Expenses....................................       1.17%++        1.19%         1.17%         1.16%         1.13%         1.12%
Portfolio turnover rate........................         65%           117%          151%          324%          255%          371%
Net assets at end of period (in 000's).........   $108,718       $ 92,581      $ 59,405      $ 58,674      $ 34,116      $ 22,189

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                           Class B                                           Class C
    -------------------------------------------------------------------------------------   ----------
    Six months                                                                              Six months
      ended                              Year ended December 31,                              ended
     June 30,    ------------------------------------------------------------------------    June 30,
      2003+        2002            2001                 2000            1999       1998       2003+
    ----------   --------   ------------------   ------------------   --------   --------   ----------
     $   8.66    $   8.24        $   8.18             $   7.73        $   8.44   $   8.25    $   8.66
     --------    --------        --------             --------        --------   --------    --------
         0.09        0.26            0.33(a)(d)           0.40(a)         0.36       0.37        0.09
         0.08        0.46            0.12(d)              0.46           (0.66)      0.24        0.08
     --------    --------        --------             --------        --------   --------    --------
         0.17        0.72            0.45                 0.86           (0.30)      0.61        0.17
     --------    --------        --------             --------        --------   --------    --------
        (0.15)      (0.30)          (0.34)               (0.41)          (0.36)     (0.37)      (0.15)
           --          --           (0.05)               (0.00)(c)       (0.05)     (0.05)         --
     --------    --------        --------             --------        --------   --------    --------
        (0.15)      (0.30)          (0.39)               (0.41)          (0.41)     (0.42)      (0.15)
     --------    --------        --------             --------        --------   --------    --------
     $   8.68    $   8.66        $   8.24             $   8.18        $   7.73   $   8.44    $   8.68
     ========    ========        ========             ========        ========   ========    ========
         1.96%       8.94%           5.54%               11.49%          (3.60%)     7.52%       1.96%
         2.27%++     3.01%           3.96%(d)             5.14%           4.42%      4.45%       2.27%++
         1.92%++     1.94%           1.92%                1.91%           1.88%      1.87%       1.92%++
           65%        117%            151%                 324%            255%       371%         65%
     $464,242    $477,341        $411,271             $403,374        $483,495   $590,592    $ 16,020

                                        Class C
     -----------------------------------------------------------------------------
                                                                     September 1,*
                        Year ended December 31,                         through
     -------------------------------------------------------------   December 31,
       2002            2001                 2000            1999         1998
     --------   ------------------   ------------------   --------   -------------
     $   8.24        $   8.18             $   7.73        $   8.44     $   8.43
     --------        --------             --------        --------     --------
         0.26            0.33(a)(d)           0.40(a)         0.36         0.12
         0.46            0.12(d)              0.46           (0.66)        0.03
     --------        --------             --------        --------     --------
         0.72            0.45                 0.86           (0.30)        0.15
     --------        --------             --------        --------     --------
        (0.30)          (0.34)               (0.41)          (0.36)       (0.12)
           --           (0.05)               (0.00)(c)       (0.05)       (0.02)
     --------        --------             --------        --------     --------
        (0.30)          (0.39)               (0.41)          (0.41)       (0.14)
     --------        --------             --------        --------     --------
     $   8.66        $   8.24             $   8.18        $   7.73     $   8.44
     ========        ========             ========        ========     ========
         8.94%           5.54%               11.49%          (3.60%)       1.75%
         3.01%           3.96%(d)             5.14%           4.42%        4.45%++
         1.94%           1.92%                1.91%           1.88%        1.87%++
          117%            151%                 324%            255%         371%
     $ 17,940        $  9,245             $  5,059        $    532     $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Government Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of

Notes to Financial Statements unaudited

                                                                              21
                                                                               -

60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $121,797, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

MainStay Government Fund

22
-

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:


Distributions paid from
  Ordinary Income:        $19,216,844

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                              23
                                                                               -

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% on assets in excess of $1 billion. For the six months ended June 30, 2003, the Manager earned from the Fund $1,785,772.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets up to $1 billion and 0.275% on assets in excess of $1 billion.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,309 for the six months ended June 30, 2003. The Fund was also advised

MainStay Government Fund

24
-

that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $67,192, $157,523 and $7,143, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $714,069.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,794 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $42,986 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002 for federal income tax purposes, capital loss carryforwards of $52,177,920 were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used

                                                                              25
                                                                               -

to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                                AMOUNT
AVAILABLE THROUGH                                                  (000'S)
                                                                   -------
2004........................................................       $13,291
2005........................................................         1,897
2007........................................................        30,060
2008........................................................         6,930
                                                                   -------
                                                                   $52,178
                                                                   =======

During the year ended December 31, 2002, for federal income tax purposes, the Fund utilized $12,741,078 of capital loss carryforwards to offset realized gain. The Fund also had capital loss carryforwards of $62,691,293 that expired.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of U.S. Government securities were $434,507 and $330,915, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $44,251 and $47,840, respectively.

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $199,797,554. The Fund received $207,064,108 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. The Fund also received $2,579,175 in securities as collateral for securities on loan.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

MainStay Government Fund

26
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 SIX MONTHS ENDED                    YEAR ENDED
                                                  JUNE 30, 2003*                  DECEMBER 31, 2002
                                            ---------------------------      ---------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                            -------   -------   -------      -------   -------   -------
Shares sold...............................   12,686    4,653      627         24,465    15,607    1,659
Shares issued in reinvestment of dividends
  and distributions.......................      186      654       23            314     1,491       41
                                            -------   ------     ----        -------   -------    -----
                                             12,872    5,307      650         24,779    17,098    1,700
Shares redeemed...........................  (11,047)  (6,961)    (877)       (21,296)  (11,840)    (749)
                                            -------   ------     ----        -------   -------    -----
Net increase (decrease)...................    1,825   (1,654)    (227)         3,483     5,258      951
                                            =======   ======     ====        =======   =======    =====

-------

 *   Unaudited.

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSG10- 08/03
                      NYLIM-A03754                  07
RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

2
-

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

                                                                               3
                                                                               -

-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Growth
Opportunities Fund versus S&P 500(R) Index,
Russell 1000(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -11.46%, 5 Years -2.43%, Since Inception -1.19%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                        9450.00               10000.00               10000.00                10000.00
12/98                                        11208.00               11367.00               11336.00                10117.00
12/99                                        14533.00               13759.00               13706.00                10387.00
12/00                                        14140.00               12506.00               12638.00                10738.00
12/01                                        11627.00               11020.00               11065.00                10904.00
12/02                                         8653.00                8584.00                8669.00                11169.00
6/30/03                                       9411.00                9594.00                9739.00                11292.00

CLASS B SHARES Total Returns: 1 Year -11.65%, 5 Years -2.44%, Since Inception -1.02%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
12/98                                        11800.00               11367.00               11336.00                10117.00
12/99                                        15199.00               13759.00               13706.00                10387.00
12/00                                        14673.00               12506.00               12638.00                10738.00
12/01                                        11972.00               11020.00               11065.00                10904.00
12/02                                         8844.00                8584.00                8669.00                11169.00
6/30/03                                       9491.00                9594.00                9739.00                11292.00

CLASS C SHARES Total Returns: 1 Year -7.93%, 5 Years -2.05%, Since Inception -0.83%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
12/98                                        11800.00               11367.00               11336.00                10117.00
12/99                                        15199.00               13759.00               13706.00                10387.00
12/00                                        14673.00               12506.00               12638.00                10738.00
12/01                                        11972.00               11020.00               11065.00                10904.00
12/02                                         8844.00                8584.00                8669.00                11169.00
6/30/03                                       9586.00                9594.00                9739.00                11292.00

4

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -

-------

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. For each of these Russell indices, the corresponding Growth Index measures the performance of those companies in the index with higher price-to-book ratios and higher forecasted growth values and the corresponding Value Index measures the performance of those companies in the index with lower price-to-book ratios and lower forecasted growth values. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


2. See footnote and table on page 9 for more information about Lipper Inc.


3. See footnote on page 4 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

After three years of negative returns, the U.S. stock market rebounded in the first half of 2003. Equity gains were broad based, with every sector ending the six-month period in positive territory. Based on Russell indices, growth stocks outperformed value stocks at all capitalization levels, and smaller-capitalization stocks generally outperformed larger-capitalization issues.(1)

Although the conflict in Iraq weighed heavily on the economy during the first half of the year, the equity market was still able to advance. The combination of a strong bond market and an accommodative Federal Reserve brought interest rates to their lowest level in over 40 years. On June 25, 2003, the Fed lowered the targeted federal funds rate by 25 basis points to 1.00%. The stock market also benefited when Congress passed a highly stimulative tax bill that included tax reductions on corporate dividends. As expectations for future economic growth began to improve, stock prices continued to climb.

The risk premium for U.S. equities decreased during the first half of 2003, amid declining interest rates that dropped sharply in the weeks before the Fed's easing move. Primary beneficiaries included some of the market's most speculative areas, such as Internet software & services and Internet retail. Highly leveraged airlines and unregulated utilities also benefited, as lower interest rates allowed several companies to strengthen their balance sheets.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Growth Opportunities Fund returned 8.76% for Class A shares and 8.38% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 10.38% return of the average Lipper(2) large-cap core fund over the same period. All share classes also underperformed the 11.76% return of the S&P 500 Index(3) and the 12.34% of the Russell 1000(R) Index for the first six months of 2003.

The Fund's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets. During the first half of the year, the Fund stuck to this strategy, even as several aggressive-growth and deep-value stocks led performance. We remain committed to our strategy, however, since we believe it may help the Fund outperform should investors refocus on fundamentals in the second half of the year.

6

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            18.60
12/99                                                                            29.67
12/00                                                                            -2.70
12/01                                                                           -17.77
12/02                                                                           -25.58
6/03                                                                              8.76
See footnote 1 on page 9 for more information on
  performance.

CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
12/01                                                                           -18.41
12/02                                                                           -26.12
6/03                                                                              8.38
Class C share returns reflect the historical performance of
  the Class B shares through 8/31/98. See footnote 1 on page
  9 for more information on performance.

STRATEGY AND SECTOR ALLOCATION

During the first half of 2003, the Fund concentrated on companies that have been able to grow earnings through the difficult economy of the past few years. We looked for companies with positive free cash flow, strong balance sheets, and the ability to increase dividends. In light of recent tax reforms and our expectation that interest rates will remain low, we believe that companies that are able to consistently raise dividends may emerge as market leaders.

                                                                               7
                                                                               -

-------

4. Percentages reflect the total return performance of the indicated securities for the six months ended June 30, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

We decreased the Fund's overweighted position in health care during the first half of the year and added exposure to the financials sector during the reporting period. Our decision was based in part on the Federal Reserve's observation that an accommodative monetary policy might help support an economy that may face persistent deflationary pressures. We purchased stocks in higher-growth industries, such as diversified financial services and capital markets. In light of recent fiscal and monetary policies, the Fund reduced its weighting in the consumer staples sector, since we believe that more-cyclical industries may have better prospects for earnings growth.

We maintained the Fund's underweighted position in the information technology sector during the first half of the year for several reasons. We were primarily concerned that the price/earnings multiples of many information technology companies remained stretched, despite severe stock-price contraction in recent years. Although information technology stocks were among the market's strongest performers in the first half of 2003, we saw only minor signs of improving demand. We may increase the Fund's exposure to the information technology sector when we feel more comfortable that a sustainable improvement in earnings is imminent.

STRONG AND WEAK PERFORMERS

Internet commerce company eBay (+53%)(4) was one of the Fund's strongest performers for the first half of the year. The stock benefited when the number of listings on the company's Internet auction site grew significantly. Video-game provider Electronic Arts (+48%) saw its stock rebound steadily from depressed levels at year-end 2002. The company was able to distinguish itself from its peers by exceeding earnings expectations. Boston Scientific (+43%), a maker of medical supplies, advanced on hopes that the company's new products will be approved and will provide a strong boost to earnings. Amgen (+36%), a global biotechnology company, was another strong performer for the Fund during the first half of 2003.

Countrywide Financial (+35%), a residential mortgage-banking company, outperformed on strong refinancing demand in a declining interest rate environment. Intel (+33%) performed well, as it was one of the few semiconductor companies able to keep earnings in line with expectations during the semi-annual period.

Given the general strength of the equity market in the first half of 2003, only a few stocks in the Fund's portfolio provided disappointing results. Lockheed Martin (-17%) was one of the Fund's weakest holdings. Even though the company's operating performance was positive, the stock suffered from a

8

general rotation out of the aerospace & defense industry after three years of strong returns for investors.

SIGNIFICANT PURCHASES AND SALES

One of the Fund's best-performing new purchases was Textron (+32%), a global multi-industry company. We purchased the stock at levels we believed to be depressed in light of the company's ability to generate free cash flow. We also added satellite TV provider Echostar Communications (+23%), which also showed significant free cash-flow growth. Biotechnology company Genzyme (+22%) was another new purchase. The company benefited not only from the strong performance of its current product line but also from the future growth prospects of new products.

We sold the Fund's position in health care services company HCA during the first half of 2003. HCA's stock declined 23% after our sale, as the company-- and the hospital industry as a whole--suffered from declining utilization rates. The Fund also sold Unilever, a global consumer products company, following a preannouncement of lower-than-expected earnings. The move proved to be beneficial for the Fund, since the stock price fell 8% shortly after the position was sold.

LOOKING AHEAD

Declining interest rates may have fueled the equity market rally in the first half of 2003, but we believe that any help interest rates can provide has essentially been spent. In our opinion, the next market advance will likely depend on fundamentals, such as earnings, dividends, and valuations. Sectors and companies that are able to improve earnings growth may be rewarded, while earnings laggards may be punished. We believe that the combination of monetary and fiscal stimulus we have seen in the first half of 2003 may help move corporate earnings growth higher and that the lowering of tax rates on corporate dividends was a monumental event.

We are particularly interested in companies that are able to generate free cash-flow growth, since we expect increasing investor interest in companies that can raise their dividends quickly. No matter what the economy or the markets may bring, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A           -6.30%       -1.32%        -0.08%
    Class B           -7.00%       -2.05%        -0.83%
    Class C           -7.00%       -2.05%        -0.83%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A          -11.46%       -2.43%        -1.19%
    Class B          -11.65%       -2.44%        -1.02%
    Class C           -7.93%       -2.05%        -0.83%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A         951 out of    146 out of   107 out of 525
                    1,011 funds   532 funds          funds
    Class B         975 out of    208 out of   167 out of 525
                    1,011 funds   532 funds          funds
    Class C         975 out of       n/a       280 out of 553
                    1,011 funds                      funds
    Average Lipper
    large-cap
    core fund         -1.94%        -2.71%        -2.05%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                    NAV 6/30/03     INCOME      CAPITAL GAINS
    Class A           $9.81        $0.0000        $0.0000
    Class B           $9.44        $0.0000        $0.0000
    Class C           $9.44        $0.0000        $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

10
-

MainStay Growth Opportunities Fund

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (98.0%)+

AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)................     18,000       $   617,760
Lockheed Martin Corp. ..........     22,100         1,051,297
                                                  -----------
                                                    1,669,057
                                                  -----------
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service, Inc.
 Class B........................      6,800           433,160
                                                  -----------

BANKS (6.8%)
Bank of America Corp. ..........     14,150         1,118,275
Bank One Corp. .................     33,900         1,260,402
FleetBoston Financial Corp. ....     28,000           831,880
PNC Financial Services Group,
 Inc. (The).....................     17,600           859,056
U.S. Bancorp....................     38,300           938,350
Wells Fargo & Co. ..............     13,800           695,520
                                                  -----------
                                                    5,703,483
                                                  -----------
BEVERAGES (2.6%)
Anheuser-Busch Cos., Inc. ......     17,300           883,165
PepsiCo, Inc. ..................     28,500         1,268,250
                                                  -----------
                                                    2,151,415
                                                  -----------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (a).................     23,700         1,574,628
Chiron Corp. (a)................     20,900           913,748
Genzyme Corp. (a)...............     28,300         1,182,940
Gilead Sciences, Inc. (a).......      8,000           444,640
                                                  -----------
                                                    4,115,956
                                                  -----------
CHEMICALS (2.0%)
E.I. du Pont de Nemours &
 Co. ...........................     10,400           433,056
Eastman Chemical Co. ...........     13,200           418,044
PPG Industries, Inc. ...........     16,400           832,136
                                                  -----------
                                                    1,683,236
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
First Data Corp. ...............     23,200           961,408
                                                  -----------
COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a).........     56,800           947,992
Nokia Corp. ADR (b).............     46,000           755,780
                                                  -----------
                                                    1,703,772
                                                  -----------
COMPUTERS & PERIPHERALS (2.1%)
Dell Computer Corp. (a).........     31,200           997,152
International Business Machines
 Corp. .........................      9,500           783,750
                                                  -----------
                                                    1,780,902
                                                  -----------
DIVERSIFIED FINANCIALS (8.1%)
American Express Co. ...........     31,000         1,296,110
Citigroup, Inc. ................     45,397         1,942,992
Countrywide Financial Corp. ....      4,600           320,022
Goldman Sachs Group, Inc.
 (The)..........................      9,500           795,625

                                    SHARES           VALUE
                                  ---------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Morgan Stanley..................     17,400       $   743,850
SLM Corp. ......................     42,750         1,674,517
                                                  -----------
                                                    6,773,116
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
SBC Communications, Inc. .......     20,450           522,497
Verizon Communications, Inc. ...     25,700         1,013,865
                                                  -----------
                                                    1,536,362
                                                  -----------
ELECTRIC UTILITIES (3.9%)
Consolidated Edison, Inc. ......     21,100           913,208
Dominion Resources, Inc. .......      6,700           430,609
Exelon Corp. ...................     15,100           903,131
Southern Co. (The)..............     33,300         1,037,628
                                                  -----------
                                                    3,284,576
                                                  -----------
ENERGY EQUIPMENT & SERVICES (1.4%)
Baker Hughes, Inc. .............     24,600           825,822
ENSCO International, Inc. ......     12,900           347,010
                                                  -----------
                                                    1,172,832
                                                  -----------
FOOD PRODUCTS (1.0%)
Kellogg Co. ....................     24,000           824,880
                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Boston Scientific Corp. (a).....     31,800         1,942,980
Medtronic, Inc. ................     17,300           829,881
Stryker Corp. ..................      9,200           638,204
                                                  -----------
                                                    3,411,065
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc. ....................      8,400           505,680
Anthem, Inc. (a)................     13,400         1,033,810
WellPoint Health Networks, Inc.
 (a)............................     11,600           977,880
                                                  -----------
                                                    2,517,370
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (2.4%)
International Game Technology...      9,800         1,002,834
Starwood Hotels & Resorts
 Worldwide, Inc. ...............     34,400           983,496
                                                  -----------
                                                    1,986,330
                                                  -----------
HOUSEHOLD PRODUCTS (2.8%)
Colgate-Palmolive Co. ..........     18,800         1,089,460
Procter & Gamble Co. (The)......     13,500         1,203,930
                                                  -----------
                                                    2,293,390
                                                  -----------
INDUSTRIAL CONGLOMERATES (4.9%)
3M Co. .........................     11,600         1,496,168
General Electric Co. ...........     64,800         1,858,464
Textron, Inc. ..................     18,900           737,478
                                                  -----------
                                                    4,092,110
                                                  -----------
INSURANCE (4.1%)
ACE, Ltd. ......................     24,200           829,818
Allstate Corp. (The)............     32,500         1,158,625

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                                                              11
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
American International Group,
 Inc. ..........................     11,600       $   640,088
Travelers Property Casualty
 Corp. Class A..................     50,800           807,720
                                                  -----------
                                                    3,436,251
                                                  -----------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (a)..................      6,700           698,006
                                                  -----------

IT CONSULTING & SERVICES (1.0%)
SunGard Data Systems, Inc.
 (a)............................     32,600           844,666
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Mattel, Inc. ...................     18,800           355,696
                                                  -----------

MACHINERY (2.8%)
Eaton Corp. ....................      9,700           762,517
Illinois Tool Works, Inc. ......     13,800           908,730
ITT Industries, Inc. ...........      9,500           621,870
                                                  -----------
                                                    2,293,117
                                                  -----------
MEDIA (6.6%)
AOL Time Warner, Inc. (a).......     60,800           978,272
Clear Channel Communications,
 Inc. (a).......................     24,400         1,034,316
Comcast Corp. Class A (a).......     43,800         1,321,884
EchoStar Communications Corp.
 Class A (a)....................     34,700         1,201,314
Viacom, Inc. Class B (a)........     22,000           960,520
                                                  -----------
                                                    5,496,306
                                                  -----------
MULTILINE RETAIL (1.5%)
Wal-Mart Stores, Inc. ..........     22,900         1,229,043
                                                  -----------

OIL & GAS (4.6%)
ConocoPhillips..................     18,100           991,880
Devon Energy Corp. .............     16,000           854,400
ExxonMobil Corp. ...............     24,900           894,159
Occidental Petroleum Corp. .....     33,100         1,110,505
                                                  -----------
                                                    3,850,944
                                                  -----------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co. ........      6,900           246,537
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
PHARMACEUTICALS (7.0%)
Abbott Laboratories.............     10,300       $   450,728
Eli Lilly & Co. ................     12,200           841,434
Mylan Laboratories, Inc. .......     36,500         1,269,105
Pfizer, Inc. ...................     49,980         1,706,817
Schering-Plough Corp. ..........     31,900           593,340
Teva Pharmaceutical Industries
 Ltd. ADR (b)...................     16,800           956,424
                                                  -----------
                                                    5,817,848
                                                  -----------
REAL ESTATE (2.3%)
Equity Office Properties
 Trust..........................     26,600           718,466
Equity Residential..............     30,713           797,002
ProLogis........................     15,200           414,960
                                                  -----------
                                                    1,930,428
                                                  -----------
ROAD & RAIL (1.2%)
Union Pacific Corp. ............     16,600           963,132
                                                  -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.4%)
Applied Materials, Inc. (a).....     56,300           892,918
Intel Corp. ....................     52,700         1,095,317
                                                  -----------
                                                    1,988,235
                                                  -----------
SOFTWARE (2.8%)
Electronic Arts, Inc. (a).......     12,000           887,880
Microsoft Corp. ................     57,500         1,472,575
                                                  -----------
                                                    2,360,455
                                                  -----------
SPECIALTY RETAIL (1.0%)
TJX Cos., Inc. (The)............     44,700           842,148
                                                  -----------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
NIKE, Inc. Class B..............     15,100           807,699
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Nextel Communications, Inc.
 Class A (a)....................     29,900           540,592
                                                  -----------
Total Common Stocks
 (Cost $77,761,932).............                   81,795,523
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

12
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENT (2.0%)

COMMERCIAL PAPER (2.0%)
UBS Finance Delaware LLC
 1.31%, due 7/1/03..............  $1,649,000      $ 1,649,000
                                                  -----------
Total Short-Term Investment
 (Cost $1,649,000)..............                    1,649,000
                                                  -----------
Total Investments
 (Cost $79,410,932) (d).........      100.0%       83,444,523(e)
Liabilities in Excess of
 Cash and Other Assets..........       (0.0)(c)       (20,486)
                                  ----------      -----------
Net Assets......................      100.0%      $83,424,037
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  Less than one tenth of a percent.
(d)  The cost for federal income tax purposes is $79,508,773.
(e)  At June 30, 2003, net unrealized appreciation was
     $3,935,750, based on cost for federal income tax
     purposed. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $7,301,329 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $3,365,579.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $79,410,932)..............................................       $83,444,523
Cash........................................................               517
Receivables:
  Investment securities sold................................         1,654,000
  Fund shares sold..........................................           123,593
  Dividends and interest....................................           121,159
Other assets................................................            16,870
                                                                   -----------
        Total assets........................................        85,360,662
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,648,940
  Transfer agent............................................            90,449
  Fund shares redeemed......................................            59,486
  NYLIFE Distributors.......................................            49,687
  Manager...................................................            39,387
  Custodian.................................................             2,688
Accrued expenses............................................            45,988
                                                                   -----------
        Total liabilities...................................         1,936,625
                                                                   -----------
Net assets..................................................       $83,424,037
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    32,044
  Class B...................................................            52,915
  Class C...................................................             2,175
Additional paid-in capital..................................       114,716,329
Accumulated net investment loss.............................          (172,461)
Accumulated net realized loss on investments................       (35,240,556)
Net unrealized appreciation on investments..................         4,033,591
                                                                   -----------
Net assets..................................................       $83,424,037
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $31,429,766
                                                                   ===========
Shares of beneficial interest outstanding...................         3,204,389
                                                                   ===========
Net asset value per share outstanding.......................       $      9.81
Maximum sales charge (5.50% of offering price)..............              0.57
                                                                   -----------
Maximum offering price per share outstanding................       $     10.38
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $49,941,620
                                                                   ===========
Shares of beneficial interest outstanding...................         5,291,488
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.44
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,052,651
                                                                   ===========
Shares of beneficial interest outstanding...................           217,537
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.44
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  634,336
  Interest..................................................      17,844
                                                              ----------
    Total income............................................     652,180
                                                              ----------
Expenses:
  Manager...................................................     272,549
  Transfer agent............................................     265,920
  Distribution--Class B.....................................     175,520
  Distribution--Class C.....................................       6,595
  Service--Class A..........................................      36,634
  Service--Class B..........................................      58,507
  Service--Class C..........................................       2,198
  Shareholder communication.................................      20,257
  Professional..............................................      18,103
  Registration..............................................      17,700
  Recordkeeping.............................................      14,631
  Custodian.................................................       8,985
  Amortization of organization expense......................       5,633
  Trustees..................................................       2,996
  Miscellaneous.............................................      10,894
                                                              ----------
    Total expenses before reimbursement.....................     917,122
  Expense reimbursement from Manager........................     (92,481)
                                                              ----------
    Net expenses............................................     824,641
                                                              ----------
Net investment loss.........................................    (172,461)
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (775,738)
Net change in unrealized depreciation on investments........   7,515,733
                                                              ----------
Net realized and unrealized gain on investments.............   6,739,995
                                                              ----------
Net increase in net assets resulting from operations........  $6,567,534
                                                              ==========

-------

(a) Dividends recorded net of foreign withholding taxes of $4,940.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $  (172,461)    $   (681,165)
  Net realized loss on investments..........................      (775,738)     (18,412,322)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     7,515,733       (9,712,182)
                                                               -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     6,567,534      (28,805,669)
                                                               -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     4,320,908       14,219,392
    Class B.................................................     3,851,429        8,949,625
    Class C.................................................       332,537        1,202,762
  Cost of shares redeemed:
    Class A.................................................    (4,170,259)      (7,164,908)
    Class B.................................................    (6,125,326)     (15,108,651)
    Class C.................................................      (150,700)        (614,541)
                                                               -----------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (1,941,411)       1,483,679
                                                               -----------     ------------
      Net increase (decrease) in net assets.................     4,626,123      (27,321,990)
NET ASSETS:
Beginning of period.........................................    78,797,914      106,119,904
                                                               -----------     ------------
End of period...............................................   $83,424,037     $ 78,797,914
                                                               ===========     ============
Accumulated net investment loss at end of period............   $  (172,461)    $         --
                                                               ===========     ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months                                                            June 1*
                                                   ended                    Year ended December 31,                    through
                                                  June 30,       ----------------------------------------------      December 31,
                                                   2003+          2002         2001         2000         1999            1998
                                                 ----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period.........   $  9.02        $ 12.12      $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss) (a)...............      0.00(c)       (0.02)       (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss) on
 investments...................................      0.79          (3.08)       (2.57)       (0.38)        3.54           1.91
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations...............      0.79          (3.10)       (2.62)       (0.42)        3.52           1.86
                                                  -------        -------      -------      -------      -------        -------
Less distributions to shareholders:
 From net realized gain on investments.........        --             --           --        (0.17)       (0.01)            --
 In excess of net realized gain on
   investments: ...............................        --             --           --        (0.04)          --             --
                                                  -------        -------      -------      -------      -------        -------
Total distributions to shareholders............        --             --           --        (0.21)       (0.01)            --
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period...............   $  9.81        $  9.02      $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                                  =======        =======      =======      =======      =======        =======
Total investment return (b)....................      8.76%        (25.58%)     (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)................      0.02%++       (0.24%)      (0.42%)      (0.26%)      (0.16%)        (1.09%)++
   Net expenses................................      1.65%++        1.65%        1.58%        1.49%        1.59%          2.53%++
   Expenses (before reimbursement).............      1.89%++        1.75%        1.58%        1.49%        1.59%          2.53%++
Portfolio turnover rate........................        40%           130%          95%          70%          72%            32%
Net assets at end of period (in 000's).........   $31,430        $28,639      $31,389      $38,040      $26,214        $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                 Class B                                                     Class C
    -----------------------------------------------------------------   --------------------------------------------------
    Six months                                             June 1*      Six months
      ended             Year ended December 31,            through        ended             Year ended December 31,
     June 30,    -------------------------------------   December 31,    June 30,    -------------------------------------
      2003+       2002      2001      2000      1999         1998         2003+       2002      2001      2000      1999
    ----------   -------   -------   -------   -------   ------------   ----------   -------   -------   -------   -------
     $  8.71     $ 11.79   $ 14.45   $ 15.19   $ 11.80     $ 10.00       $  8.71     $ 11.79   $ 14.45   $ 15.19   $ 11.80
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
       (0.03)      (0.10)    (0.15)    (0.15)    (0.11)      (0.08)        (0.03)      (0.10)    (0.15)    (0.15)    (0.11)
        0.76       (2.98)    (2.51)    (0.38)     3.51        1.88          0.76       (2.98)    (2.51)    (0.38)     3.51
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
        0.73       (3.08)    (2.66)    (0.53)     3.40        1.80          0.73       (3.08)    (2.66)    (0.53)     3.40
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
          --          --        --     (0.17)    (0.01)         --            --          --        --     (0.17)    (0.01)
          --          --        --     (0.04)       --          --            --          --        --     (0.04)       --
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
          --          --        --     (0.21)    (0.01)         --            --          --        --     (0.21)    (0.01)
     -------     -------   -------   -------   -------     -------       -------     -------   -------   -------   -------
     $  9.44     $  8.71   $ 11.79   $ 14.45   $ 15.19     $ 11.80       $  9.44     $  8.71   $ 11.79   $ 14.45   $ 15.19
     =======     =======   =======   =======   =======     =======       =======     =======   =======   =======   =======
        8.38%     (26.12%)  (18.41%)   (3.46%)   28.80%      18.00%         8.38%     (26.12%)  (18.41%)   (3.46%)   28.80%
       (0.73%)++   (0.99%)   (1.17%)   (1.01%)   (0.91%)     (1.84%)++     (0.73%)++   (0.99%)   (1.17%)   (1.01%)   (0.91%)
        2.40%++     2.40%     2.33%     2.24%     2.34%       3.28%++       2.40%++     2.40%     2.33%     2.24%     2.34%
        2.64%++     2.50%     2.33%     2.24%     2.34%       3.28%++       2.64%++     2.50%     2.33%     2.24%     2.34%
          40%        130%       95%       70%       72%         32%           40%        130%       95%       70%       72%
     $49,942     $48,434   $73,048   $91,246   $58,937     $12,351       $ 2,053     $ 1,724   $ 1,683   $ 2,293   $   806

        Class C
     -------------
     September 1**
        through
     December 31,
         1998
     -------------
        $  9.22
        -------
          (0.06)
           2.64
        -------
           2.58
        -------
             --
             --
        -------
             --
        -------
        $ 11.80
        =======
          27.98%
          (1.84%)++
           3.28%++
           3.28%++
             32%
        $    --(d)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

18
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but

Notes to Financial Statements unaudited

                                                                              19
                                                                               -

not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager deems it to be appropriate.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and were amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

MainStay Growth Opportunities Fund

20
-

method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $272,549 and reimbursed the Fund for $92,481.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C

                                                                              21
                                                                               -

Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $779 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5, $36,735 and $589, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003, amounted to $265,920.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, New York Life held shares of Class A with a net asset value of $8,962,568. This represents 28.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $755 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of

MainStay Growth Opportunities Fund

22
-

$100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,631 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,869,217 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  -------
     2009...................................................  $14,676
     2010...................................................   16,193
                                                              -------
                                                              $30,869
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $3,497,760 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $30,175 and $31,028, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of ..075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        SIX MONTHS                       YEAR ENDED
                                                      JUNE 30, 2003*                  DECEMBER 31, 2002
                                                ---------------------------      ---------------------------
                                                CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                -------   -------   -------      -------   -------   -------
Shares sold...................................    478       440        37         1,271       891      118
Shares redeemed...............................   (450)     (711)      (17)         (685)   (1,523)     (63)
                                                 ----      ----       ---         -----    ------      ---
Net increase (decrease).......................     28      (271)       20           586      (632)      55
                                                 ====      ====       ===         =====    ======      ===

-------

 *   Unaudited

                                                                              23
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1. As of June 30, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054


www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSGP10- 08/03
                      NYLIM-A03779                  21
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth
    Opportunities Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LOGO]

                                           Table of Contents

                                                              President's Letter                               3



                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston(TM) High Yield Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4



                                                              Portfolio Management Discussion and Analysis     5



                                                              Year-by-Year and Six-Month Performance           6



                                                              Returns and Lipper Rankings as of 6/30/03       10



                                                              Portfolio of Investments                        11



                                                              Financial Statements                            25



                                                              Notes to Financial Statements                   30



                                                              The MainStay(R) Funds                           41

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particu-larly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse
First Boston(TM) High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year 17.14%, 5 Years 3.22%, 10 Years 7.91%

[CLASS A SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD-END                                        CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
----------                                        -------------------      --------------------------      ------------------
6/30/93                                                $  9,550                     $ 10,000                      $ 10,000
12/94                                                    10,475                       10,434                        10,249
12/95                                                    11,774                       11,738                        10,561
12/96                                                    13,530                       12,908                        10,859
12/97                                                    15,670                       14,802                        11,102
12/98                                                    17,452                       16,427                        11,282
12/99                                                    18,040                       16,287                        11,504
12/00                                                    18,882                       16,223                        11,933
12/01                                                    17,619                       16,172                        12,322
12/02                                                    17,453                       16,434                        12,453
6/30/03                                                  21,408                       19,846                        12,723

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 16.96%, 5 Years 3.18%, 10 Years 7.79% Class C Total Returns: 1 Year 20.96%, 5 Years 3.43%, 10 Years 7.79% [CLASS B SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD-END                                        CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
----------                                        -------------------      --------------------------      ------------------
6/30/93                                                $ 10,000                     $ 10,000                      $ 10,000
12/94                                                    10,968                       10,434                        10,249
12/95                                                    12,291                       11,738                        10,561
12/96                                                    14,060                       12,908                        10,859
12/97                                                    16,161                       14,802                        11,102
12/98                                                    17,896                       16,427                        11,282
12/99                                                    18,367                       16,287                        11,504
12/00                                                    19,076                       16,223                        11,933
12/01                                                    17,651                       16,172                        12,322
12/02                                                    17,367                       16,434                        12,453
6/30/03                                                  21,181                       19,846                        12,723

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/41/94 based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


During the first half of 2003, the world was shaken by a war in Iraq, corporations were reticent to spend or hire, Federal Reserve policy was accommodative, fiscal policy was stimulative, and inflation remained in check. Real gross domestic product rose 1.4% in the first quarter of 2003, and according to advance estimates by the Bureau of Economic Analysis, real GDP increased at a seasonally adjusted annual rate of 2.4% in the second quarter.

During the first half of 2003, the high-yield market continued its strong rally from the last three months of 2002. High-yield bonds, including developed and emerging-market securities, provided solid positive returns in the first quarter of 2003 to qualify as the best-performing broad asset class for that period. The performance of high-yield bonds improved considerably in the second quarter, but certain other asset classes fared even better.

Throughout the reporting period, technicals remained robust. In the second quarter alone, $12 billion flowed into the high-yield market, and for every high-yield issue that declined, more than seven issues advanced. The high-yield new-issue market doubled in size from the first quarter to the second, with high-yield new issues in the second quarter equal to two-thirds of all new high-yield issues in 2002.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay High Yield Corporate Bond Fund returned 21.16% for Class A shares and 20.94% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 14.61% return of the average Lipper(1) high current yield fund over the same period. All share classes also outperformed the 17.32% return of the Credit Suisse First Boston(TM) High Yield Index(2) for the six months ended June 30, 2003.

Performance was strong during the first half of 2003. Fund cash levels ran high at times because of inflows into the Fund, as we sold positions that met our price targets and meticulously redeployed the cash.

FUND MANAGEMENT DECISIONS

The airlines industry showed extremely weak performance in the first quarter of 2003, as geopolitical tensions, financial problems, and union negotiations clouded the investment horizon. The second quarter provided a stark contrast when the industry came back to life as the war with Iraq wound down and union negotiations were finalized. Investors returned to the industry as summer bookings began to grow. The Fund's holdings in Delta Airlines and Northwest Airlines were both among the top performers for the first half of 2003.

-------
1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A SHARES BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33
12/00                                                                            -6.48
12/01                                                                             2.49
12/02                                                                            -0.78
6/03                                                                             21.16

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51
12/00                                                                            -7.20
12/01                                                                             1.72
12/02                                                                            -1.53
6/03                                                                             20.94

The Fund held securities of many information technology companies that have benefited from balance-sheet improvements and cost cutting. Avaya, Juniper Networks, Lucent Technology, and Nortel Networks were among the top performers in the first quarter, with less-impressive results in the remainder of the reporting period. While revenues for communications-equipment makers are not growing, the market is reacting positively to the balance-sheet and cash-flow restructurings that these companies have reported. Xerox showed revenue gains as well as an increase in margins. The company's strong fourth-quarter results gave the Fund's holdings a boost in the first quarter of 2003. Other information technology holdings in the Fund included Advanced Micro Devices, Ciena, and LSI Logic.

For the first six months of 2003, the Fund's top performer in the diversified telecommunication services industry was Nextel International, which recently completed a reorganization. Sprint PCS Wireless affiliates led performance in the wireless telecommunication services industry. The Fund also held Colt Telecom and US Unwired. The Fund's diversified telecommunication services investments included Qwest and Call Net Enterprises. In the second quarter, investors overcame concerns regarding Qwest's lack of a wireless affiliate and audited financials. Many were encouraged by the company's debt reduction through asset sales (Dex Directory) and a debt exchange, and by the monopoly value of an underlying Regional Bell Operating Company (the former US West).

AES Corporation was also a top performer in the first half of 2003. The utility company recently announced several asset sales and is using the proceeds to reduce leverage by repaying a portion of its obligations. The Fund also initiated positions in some gas-pipeline companies during the first half of the year. The pace of utility-industry performance slowed after the first quarter, but the industry continued to surpass the Credit Suisse First Boston High Yield Index. Utilities are currently the largest industry in the Index and the Fund is market weighted. The Fund's holdings included AES, Calpine, Tennessee Gas Pipeline, and Mirant.

Health care companies provided lackluster performance in the first quarter and moved in line with the market for the remainder of the reporting period. We have reduced the Fund's exposure to this sector. Health care holdings included dj Orthopedics, Medaphis, and Vertex Pharmaceuticals. HealthSouth was a low point in the first quarter, since the company faced a lawsuit by the SEC for overstating profits. The CEO and a number of executives also came under investigation. This was the first major company to be sued following the passage of the Sarbanes-Oxley Act, which required executives to certify their financial reports beginning in August of 2002. We sold the Fund's position in the company.

Cable companies were strong performers in the first half of 2003. Companies sold off significantly in 2002, and valuations sank dramatically amid woes at Adelphia and Charter and negative perceptions about the industry's ability to generate free cash flow. The asset value of cable systems, the expected free cash flow, and the resulting credit improvement brought investors back to the industry in the second quarter. The Fund's holdings included Adelphia, FrontierVision, Time Warner Entertainment, Comcast, and British Sky Broadcasting, all of which were positive performers for the last three months of the reporting period.

The Fund's poorest-performing securities in the first half of the year included steel companies Algoma Steel and AK Steel. The performance of recently restructured Marconi Corporation, a European communications-equipment provider, was a disappointment. The performance of the Fund's holdings in Xerox detracted from the Fund's results during the second quarter as well.

SECTOR WEIGHTINGS

All industries in the high-yield market provided positive results for the first half of 2003. The best performances came from the utilities industry group and the wireless telecommunication services and diversified telecommunication services industries. The worst performances came from the consumer durables & apparel industry group and the metals & mining and food & staples retailing industries.

The Fund benefited from overweighted positions in airlines and utilities and a market weight in the wireless telecommunication services industry. The Fund also benefited from an underweighted position in the consumer discretionary sector, including both durable and nondurable goods. As of June 30, 2003, the Fund remained underweighted in consumer-related industries. The positioning was based on industry fundamentals and our efforts to avoid negative exposure should the economy face another downturn. A market-weighted position in the metals & mining industry detracted from the Fund's performance during the first half of 2003.

LOOKING AHEAD

From a big-picture perspective, we remain positive about the prospects for the high-yield market. Low interest rates, significant federal stimulus, and continuing improvements in the world's financial markets all provide great potential for the economy. On the other hand, we are still waiting to see broad-based earnings improvements in corporate America, which leads us to believe that a meaningful economic recovery remains more of a prospect than a clear reality.

We do, however, have conviction that default rates in the high-yield market are heading lower. While the market waits for corporate earnings improvements, lower default rates may help support a continuation of the market rally we've seen in the first half of 2003. We continue to view the overall yield level of the high-yield market as attractive relative to the 10-year U.S. Treasury-bond yield, which was 3.54% at the end of the reporting period.(3)

-------
3. Yields on actively traded issues adjusted to constant maturities. Source:
   U.S. Treasury.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

   TARGETED DIVIDEND POLICY

   MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2003, the Fund reduced its dividend to reflect the lower yields available in the high-yield bond market. Since the Fund's portfolio managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/03
Class A              22.66%    4.17%     8.41%          8.94%
Class B              21.96%    3.43%     7.79%          8.58%
Class C              21.96%    3.43%     7.79%          8.58%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/03
Class A              17.14%    3.22%     7.91%          8.65%
Class B              16.96%    3.18%     7.79%          8.58%
Class C              20.96%    3.43%     7.79%          8.58%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/03
Class A               46 out of   20 out of      n/a             1 out of
                     385 funds    222 funds                     91 funds
Class B               51 out of   41 out of      2 out           3 out of
                     385 funds    222 funds     of 63 funds      31 funds
Class C               51 out of   n/a            n/a            30 out of
                     385 funds                                 232 funds
Average Lipper high
current yield fund     17.41%       0.66%       4.87%          6.89%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME   CAPITAL GAINS
    Class A     $5.72       $.2547      $.0000
    Class B     $5.72       $.2338      $.0000
    Class C     $5.72       $.2338      $.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/03.

Portfolio of Investments June 30, 2003 unaudited

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (86.3%)+
ASSET-BACKED SECURITIES (1.7%)

AIRPLANE LEASES (0.0%) (b)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15...........  $2,106,630       $    1,136,127
                                                --------------
ELECTRIC UTILITIES (0.9%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d).......  19,245,000           20,447,812
 Series 1999-B
 9.67%, due 1/2/29 (d).......  16,765,000           18,304,698
                                                --------------
                                                    38,752,510
                                                --------------
MEDIA (0.1%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e).......   5,135,021            4,826,920
                                                --------------
MULTILINE RETAIL (0.1%)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (f)(g)....   3,780,260            1,512,104
                                                --------------

MULTI-UTILITIES & UNREGULATED POWER (0.6%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......  29,970,000           27,122,850
                                                --------------
Total Asset-Backed Securities
 (Cost $73,477,316)..........                       73,350,511
                                                --------------
CONVERTIBLE BONDS (8.2%)

BIOTECHNOLOGY (0.0%) (b)
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07..........   1,055,000              887,519
                                                --------------

COMMUNICATIONS EQUIPMENT (2.1%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07...........   5,295,000            4,381,612
CIENA Corp.
 3.75%, due 2/1/08...........  22,845,000           19,075,575
Juniper Networks, Inc.
 4.75%, due 3/15/07..........  25,240,000           23,946,450

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Nortel Networks Corp.
 4.25%, due 9/1/08........... $38,480,000       $   32,611,800
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)......  15,490,000           12,392,000
                                                --------------
                                                    92,407,437
                                                --------------
DIVERSIFIED FINANCIALS (0.6%)
E*TRADE Group, Inc.
 6.00%, due 2/1/07...........   4,160,000            4,056,000
 6.75%, due 5/15/08..........   9,235,000            9,892,994
Providian Financial Corp.
 3.25%, due 8/15/05..........  10,605,000            9,743,344
                                                --------------
                                                    23,692,338
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
At Home Corp.
 4.75%, due 12/15/06
 (f)(g)......................  61,533,853            8,922,409
Premiere Technologies, Inc.
 5.75%, due 7/1/04 (h).......  11,750,000           11,338,750
                                                --------------
                                                    20,261,159
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Parker Drilling Co.
 5.50%, due 8/1/04 (h).......     943,000              946,536
                                                --------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due
 9/11/21.....................  19,480,000           13,782,100
Province Healthcare Co.
 4.25%, due 10/10/08 (h).....  13,275,000           12,130,031
                                                --------------
                                                    25,912,131
                                                --------------
MEDIA (0.1%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (f)......  23,250,000            4,475,625
Cox Communications, Inc.
 0.4259%, due 4/19/20........   2,130,000            1,062,338
                                                --------------
                                                     5,537,963
                                                --------------
MERCHANDISING (0.2%)
Koninklijke Ahold N.V.
 4.00%, due 5/19/05..........  E7,800,000            7,922,581
                                                --------------

METALS & MINING (0.1%)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (e)(f)(i)...................  $10,371,000           2,022,345
Battle Mountain Gold Co.
 6.00%, due 1/4/05...........   1,135,000            1,147,769
                                                --------------
                                                     3,170,114
                                                --------------
PHARMACEUTICALS (0.3%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08..........  10,965,000           10,910,175
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CONVERTIBLE BONDS (CONTINUED)

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
Advanced Micro Devices, Inc.
 4.75%, due 2/1/22...........   $16,990,000     $   12,848,688
Atmel Corp.
 (zero coupon), due
 5/23/21.....................    33,300,000         12,695,625
Infineon Technologies
 Holdings BV
 4.25%, due 2/6/07...........   E11,200,000         11,173,445
LSI Logic Corp.
 4.00%, due 11/1/06 (h)......   $49,465,000         46,249,775
PMC-Sierra, Inc.
 3.75%, due 8/15/06..........    10,430,000          9,778,125
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05..........    17,330,000         16,181,887
                                                --------------
                                                   108,927,545
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)......   E15,270,000         14,554,303
 2.00%, due 12/16/06 (c).....     7,103,000          6,443,817
 2.00%, due 4/3/07 (c).......    20,230,000         18,120,274
Millicom International
 Cellular S.A.
 2.00%, due 6/1/06
 (e)(j)(k)...................  $5,438,197           13,534,313
                                                --------------
                                                    52,652,707
                                                --------------
Total Convertible Bonds
 (Cost $331,305,303).........                      353,228,205
                                                --------------
CORPORATE BONDS (58.5%)

AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
 Series B
 8.00%, due 3/1/08...........   4,630,000            3,657,700
 Series B
 8.875%, due 5/1/11..........   1,375,000            1,079,375
 9.50%, due 11/1/08 (h)......   1,000,000              805,000
K & F Industries, Inc.
 Series B
 9.625%, due 12/15/10........   8,985,000            9,973,350
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........   3,795,000            3,965,775
 8.875%, due 4/1/08 (c)......   1,730,000            1,807,850
 9.00%, due 8/1/09...........  14,755,000           15,640,300
Vought Aircraft Industries,
 Inc.
 8.00%, due 7/15/11 (c)......   5,290,000            5,316,450
                                                --------------
                                                    42,245,800
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
AIRLINES (1.8%)
AMR Corp.
 9.00%, due 8/1/12...........  $2,555,000       $    1,737,400
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04 (h)......   8,925,000            8,523,375
 8.30%, due 12/15/29.........  20,623,000           14,539,215
 9.25%, due 3/15/22..........   9,000,000            6,525,000
 9.75%, due 5/15/21..........     900,000              652,500
 10.375%, due 12/15/22 (h)...   4,685,000            3,443,475
Northwest Airlines, Inc.
 7.625%, due 3/15/05 (h).....   2,575,000            2,175,874
 8.375%, due 3/15/04 (h).....   8,660,000            8,097,100
 8.52%, due 4/7/04 (h).......  12,165,000           11,374,275
 9.875%, due 3/15/07 (h).....  25,450,000           20,105,500
                                                --------------
                                                    77,173,714
                                                --------------
AUTO COMPONENTS (1.1%)
Dana Corp.
 7.00%, due 3/1/29...........  13,315,000           11,600,694
 9.00%, due 8/15/11 (h)......   2,020,000            2,186,650
Mark IV Industries, Inc.
 7.50%, due 9/1/07...........  36,175,000           29,708,719
Tenneco Automotive, Inc.
 10.25%, due 7/15/13 (c).....   2,740,000            2,774,250
                                                --------------
                                                    46,270,313
                                                --------------
AUTOMOBILES (0.4%)
General Motors Corp.
 8.375%, due 7/15/33.........  16,575,000           16,279,799
                                                --------------

BUILDING PRODUCTS (0.3%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).....  11,310,000           11,196,900
                                                --------------

CHEMICALS (1.3%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26..........   6,355,000            4,893,350
 10.125%, due 9/1/08.........   7,435,000            7,658,050
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (f).....   6,160,000            1,848,000
Lyondell Chemical Co.
 9.50%, due 12/15/08.........     100,000               95,000
Millennium America, Inc.
 7.625%, due 11/15/26........   5,960,000            5,542,800
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10........  11,750,000           11,221,250
Terra Capital, Inc.
 12.875%, due 10/15/08.......  24,855,000           26,470,575
                                                --------------
                                                    57,729,025
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07..........  $6,338,700       $    6,417,934
American Color Graphics, Inc.
 12.75%, due 8/1/05..........  16,000,000           16,040,000
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.........  19,566,000           16,044,120
                                                --------------
                                                    38,502,054
                                                --------------
COMMUNICATIONS EQUIPMENT (1.7%)
Avaya, Inc.
 11.125%, due 4/1/09 (h).....  20,695,000           22,661,025
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (h).....  12,000,000           10,110,000
 6.45%, due 3/15/29 (h)......  38,760,000           26,550,600
 6.50%, due 1/15/28..........   5,485,000            3,784,650
 7.25%, due 7/15/06 (h)......   7,560,000            7,163,100
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (f).....  34,369,000            3,265,055
                                                --------------
                                                    73,534,430
                                                --------------
CONSTRUCTION & ENGINEERING (0.6%)
URS Corp.
 11.50%, due 9/15/09.........  20,360,000           21,683,400
 Series B
 12.25%, due 5/1/09..........   4,100,000            4,059,000
                                                --------------
                                                    25,742,400
                                                --------------
CONTAINERS & PACKAGING (1.2%)
Owens-Brockway Glass
 Container, Inc.
 8.25%, due 5/15/13 (c)......   5,695,000            5,951,275
 8.75%, due 11/15/12.........   8,710,000            9,450,350
 8.875%, due 2/15/09.........  24,495,000           26,577,075
Owens-Illinois, Inc.
 7.80%, due 5/15/18..........  10,445,000            9,870,525
                                                --------------
                                                    51,849,225
                                                --------------
DIVERSIFIED FINANCIALS (3.2%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.........  24,438,317           26,026,808
Cedar Brakes II LLC
 9.875%, due 9/1/13..........  49,722,975           49,350,053
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.........  15,168,000           15,186,960
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.........  28,155,000           12,247,425
Gemstone Investors Ltd.
 7.71%, due 10/31/04 (c).....   5,175,000            5,149,125

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Interline Brands, Inc.
 11.50%, due 5/15/11 (c)..... $10,360,000      $   10,929,800
IPC Acquisition Corp.
 11.50%, due 12/15/09........  18,900,000          20,034,000
                                                --------------
                                                   138,924,171
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
Qwest Capital Funding, Inc.
 7.75%, due 2/15/31..........   4,860,000            3,790,800
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08..........   2,208,000            2,042,400
Qwest Corp.
 8.875%, due 3/15/12 (c).....  30,555,000           34,145,213
Qwest Services Corp.
 13.00%, due 12/15/07
 (c)(h)......................  11,631,000           12,735,945
 13.50%, due 12/15/10 (c)....  36,083,000           40,773,790
 14.00%, due 12/15/14
 (c)(h)......................   7,736,000            8,973,760
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08........   1,420,000            1,363,200
 6.25%, due 7/15/05..........  16,415,000           15,183,875
 7.20%, due 11/1/04..........   1,385,000            1,419,625
 8.875%, due 6/1/31..........   3,595,000            3,774,750
                                                --------------
                                                   124,203,358
                                                --------------
ELECTRIC UTILITIES (0.3%)
TECO Energy, Inc.
 7.50%, due 6/15/10..........  12,985,000           13,244,700
                                                --------------

ELECTRICAL EQUIPMENT (0.7%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09.......  25,030,000           22,527,000
Thomas & Betts Corp.
 6.625%, due 5/7/08..........   7,050,000            7,155,750
                                                --------------
                                                    29,682,750
                                                --------------
ENERGY EQUIPMENT & SERVICES (1.2%)
El Paso Production Holding
 Co.
 7.75%, due 6/1/13 (c).......  19,165,000           19,117,088
Grant Prideco, Inc.
 9.00%, due 12/15/09.........   1,550,000            1,720,500
Halliburton Co.
 1.4513%, due 7/16/03 (l)....  19,470,000           19,453,645
 8.75%, due 2/15/21..........   3,145,000            3,757,869
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06.........   1,500,000            1,545,000
 Series B
 10.125%, due 11/15/09 (h)...   7,185,000            7,759,800
                                                --------------
                                                    53,353,902
                                                --------------
FOOD & DRUG RETAILING (0.0%) (b)
Ahold Finance USA, Inc.
 6.25%, due 5/1/09 (h).......   1,810,000            1,687,825
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

FOOD PRODUCTS (1.2%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09......... $13,444,000       $   14,586,740
Dole Food Co., Inc.
 8.75%, due 7/15/13..........   4,685,000            5,024,662
Kraft Foods, Inc.
 6.50%, due 11/1/31..........   2,515,000            2,776,940
Swift & Co.
 10.125%, due 10/1/09 (c)....  12,685,000           13,192,400
 12.50%, due 1/1/10 (c)......  13,620,000           14,028,600
                                                --------------
                                                    49,609,342
                                                --------------
GAS UTILITIES (0.2%)
El Paso Energy Partners L.P.
 6.95%, due 12/15/07 (h).....   1,870,000            1,748,450
 Series B
 8.50%, due 6/1/11...........   1,000,000            1,070,000
Southern Natural Gas Co.
 7.35%, due 2/15/31..........   5,790,000            5,891,324
                                                --------------
                                                     8,709,774
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
ALARIS Medical Systems, Inc.
 7.25%, due 7/1/11...........   5,150,000            5,214,375
 9.75%, due 12/1/06..........  18,285,000           18,924,975
dj Orthopedics, LLC
 12.625%, due 6/15/09........  15,045,000           16,248,600
                                                --------------
                                                    40,387,950
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (3.6%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........  54,125,000           51,249,231
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f).....  23,920,000           20,332,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (e)(k)......................  52,015,000           27,567,950
Manor Care, Inc.
 6.25%, due 5/1/13 (c).......   3,965,000            4,103,775
 7.50%, due 6/15/06..........     400,000              434,865
 8.00%, due 3/1/08 (h).......   6,265,000            7,048,125
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..........  28,183,000           28,746,660
Service Corp. International
 6.875%, due 10/1/07.........   1,615,000            1,598,850
 7.70%, due 4/15/09..........   2,000,000            2,040,000
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.........  11,145,000           11,423,625
Tenet Healthcare Corp.
 6.875%, due 11/15/31........     455,000              400,400
                                                --------------
                                                   154,945,481
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07 (h)....  $11,433,000       $   10,432,612
El Comandante Capital Corp.
 11.75%, due 12/15/03
 (e)(f)......................   17,186,051            8,614,508
FRI-MRD Corp.
 12.00%, due 1/31/05
 (e)(j)(k)(m)................   44,596,918           24,974,274
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06..........    4,000,000            2,600,000
Jacobs Entertainment Co.
 11.875%, due 2/1/09.........   13,320,000           14,169,150
Park Place Entertainment
 Corp.
 7.00%, due 4/15/13 (c)......    2,420,000            2,589,400
President Casinos, Inc.
 12.00%, due 9/15/03
 (c)(e)(f)(m)................    7,567,000            5,296,900
 13.00%, due 9/15/03
 (e)(f)(m)...................   16,273,000            7,729,675
Prime Hospitality Corp.
 Series B
 8.375%, due 5/1/12..........    4,000,000            3,840,000
Six Flags, Inc.
 9.75%, due 4/15/13 (c)......   18,435,000           18,250,650
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........   18,405,000           19,026,169
Vail Resorts, Inc.
 8.75%, due 5/15/09..........    6,765,000            7,069,425
 8.75%, due 5/15/09..........    6,385,000            6,672,325
Venetian Casino Resort LLC
 11.00%, due 6/15/10.........   16,900,000           19,054,750
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.......    3,250,000            3,270,313
                                                 --------------
                                                    153,590,151
                                                 --------------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09 (h)......    3,930,000            3,144,000
                                                 --------------

INSURANCE (0.6%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)....   19,680,000           19,926,000
Lumbermens Mutual Casualty
 8.30%, due 12/1/37 (c)(f)...    8,300,000              913,000
 8.45%, due 12/1/97 (c)(f)...    2,575,000              283,250
 9.15%, due 7/1/26 (c)(f)....   41,823,000            4,600,530
                                                 --------------
                                                     25,722,780
                                                 --------------
INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(e)(j)...................   9,992,021            7,494,016
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

IT CONSULTING & SERVICES (0.3%)
Unisys Corp.
 6.875%, due 3/15/10.........  $3,050,000       $    3,172,000
 8.125%, due 6/1/06..........   7,194,000            7,697,580
                                                --------------
                                                    10,869,580
                                                --------------
LEISURE & TOURISM (0.1%)
Speedway Motorsports, Inc.
 6.75%, due 6/1/13 (c).......   5,805,000            6,008,175
                                                --------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Phoenix Color Corp.
 10.375%, due 2/1/09.........   7,935,000            7,538,250
                                                --------------

MACHINERY (0.2%)
Dresser, Inc.
 9.375%, due 4/15/11.........  10,105,000           10,408,150
Thermadyne Holdings Corp.
 12.50%, due 6/1/08 (f)(g)...   2,585,000                  103
                                                --------------
                                                    10,408,253
                                                --------------
MEDIA (8.1%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03
 (e)(f)......................  43,290,000           11,688,300
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (f)......   1,820,000            1,110,200
 9.375%, due 11/15/09 (f)....   7,050,000            4,512,000
 10.25%, due 11/1/06 (f).....   9,285,000            5,663,850
 10.25%, due 6/15/11 (f).....  30,450,000           19,488,000
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).....   6,835,000            6,800,825
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08.........   1,340,000            1,508,926
 6.75%, due 1/30/11..........   9,335,000           10,715,376
 8.125%, due 5/1/04..........   3,075,000            3,226,994
 8.875%, due 5/1/17..........   3,265,000            4,367,643
Continental Cablevision, Inc.
 8.875%, due 9/15/05.........  14,719,000           16,689,374
 9.50%, due 8/1/13...........   8,440,000            9,715,073
Dex Media East LLC
 9.875%, due 11/15/09........   7,185,000            8,011,275
 12.125%, due 11/15/12.......   8,905,000           10,530,162
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (f)....  25,535,000           25,407,325
 11.875%, due 9/15/07 (f)....  10,605,000            8,484,000
 Series B
 11.875%, due 9/15/07 (f)....   4,495,000            3,596,000

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MEDIA (CONTINUED)
Garden State Newspapers, Inc.
 8.625%, due 7/1/11..........  $1,095,000       $    1,141,538
 Series B
 8.75%, due 10/1/09..........   3,755,000            3,877,038
General Media, Inc.
 15.00%, due 3/29/04
 (e)(f)(n1)..................      20,958           13,648,898
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(j)......................  28,461,591           31,948,136
Houghton Mifflin Co.
 7.20%, due 3/15/11..........   9,495,000            9,981,619
 8.25%, due 2/1/11 (c).......   9,640,000           10,170,200
Jones Intercable, Inc.
 8.875%, due 4/1/07..........  10,360,000           10,944,770
Key3Media Group, Inc.
 11.25%, due 6/15/11 (f).....  14,120,000              141,200
LIN Television Corp.
 8.00%, due 1/15/08..........   1,530,000            1,640,925
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06...  60,875,000           50,830,625
Radio Unica Corp.
 11.75%, due 8/1/06 (f)......  24,123,000           16,222,717
Time Warner Entertainment Co.
 7.25%, due 9/1/08...........   3,945,000            4,653,049
 8.375%, due 3/15/23.........   1,712,000            2,157,764
 8.375%, due 7/15/33.........   6,695,000            8,660,244
Vertis, Inc.
 9.75%, due 4/1/09 (c).......  15,005,000           15,605,200
Young Broadcasting, Inc.
 8.50%, due 12/15/08.........   9,000,000            9,630,000
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09.........  14,307,247            7,153,623
                                                --------------
                                                   349,922,869
                                                --------------
METALS & MINING (2.0%)
AK Steel Corp.
 7.75%, due 6/15/12 (h)......  17,000,000           14,110,000
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.........  14,125,000           11,386,784
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.........     750,000              753,750
Neenah Corp.
 Series B
 11.125%, due 5/1/07 (f).....  12,030,000            5,714,250
 Series D
 11.125%, due 5/1/07 (f).....   7,495,000            3,560,125
 Series F
 11.125%, due 5/1/07 (f).....   9,605,000            4,562,375
Ormet Corp.
 11.00%, due 8/15/08
 (c)(f)......................  12,885,000            4,380,900

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

METALS & MINING (CONTINUED)
UCAR Finance, Inc.
 10.25%, due 2/15/12 (h).....  $23,780,000      $   23,304,400
United States Steel LLC
 9.75%, due 5/15/10..........   5,220,000            5,298,300
 10.75%, due 8/1/08..........  14,440,000           15,162,000
                                                --------------
                                                    88,232,884
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (3.5%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)......  14,140,000           14,776,300
 10.00%, due 7/15/05
 (c)(h)......................  23,755,000           24,645,812
Calpine Corp.
 7.625%, due 4/15/06.........   8,060,000            6,992,050
 7.75%, due 4/15/09 (h)......   9,020,000            6,674,800
 8.25%, due 8/15/05 (h)......   1,395,000            1,297,350
 8.75%, due 7/15/07 (h)......  10,325,000            8,440,688
Mirant Americas Generation
 LLC
 7.20%, due 10/1/08 (f)(h)...   4,675,000            2,945,250
 8.30%, due 5/1/11 (f).......   1,325,000              821,500
 8.50%, due 10/1/21 (f)......   8,600,000            4,945,000
 9.125%, due 5/1/31 (f)......   6,215,000            3,573,625
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (f)....  47,130,000           25,450,200
Southern California Edison
 Co.
 8.00%, due 2/15/07 (c)......  12,365,000           13,555,131
Westar Energy, Inc.
 6.25%, due 8/15/18..........  25,140,000           25,234,275
 6.875%, due 8/1/04..........   8,540,000            8,806,875
 7.875%, due 5/1/07..........   2,170,000            2,424,975
                                                --------------
                                                   150,583,831
                                                --------------
OFFICE ELECTRONICS (0.8%)
Xerox Corp.
 Series E
 5.25%, due 12/15/03.........     530,000              531,325
 5.50%, due 11/15/03 (h).....   6,490,000            6,522,450
 Series D
 6.25%, due 11/15/26.........  15,495,000           15,572,475
 7.20%, due 4/1/16...........   1,800,000            1,728,000
 9.75%, due 1/15/09 (c)(h)...   9,495,000           10,681,875
                                                --------------
                                                    35,036,125
                                                --------------
OIL & GAS (4.4%)
ANR Pipeline, Inc.
 7.00%, due 6/1/25...........   5,545,000            5,766,800
 8.875%, due 3/15/10 (c).....   3,370,000            3,681,725
 9.625%, due 11/1/21.........  16,185,000           19,098,300
Chesapeake Energy Corp.
 7.75%, due 1/15/15..........   3,480,000            3,714,900
 Series B
 8.50%, due 3/15/12..........   5,033,000            5,322,398
Comstock Resources, Inc.
 11.25%, due 5/1/07..........  13,145,000           14,328,050

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
OIL & GAS (CONTINUED)
Energy Corporation of America
 Series A
 9.50%, due 5/15/07..........  $17,432,000       $   12,202,400
Gulfterra Energy Partners,
 L.P.
 10.625%, due 12/1/12........   11,235,000           12,976,425
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04....   22,805,000           12,428,725
Plains Exploration &
 Production Co.
 Series B
 8.75%, due 7/1/12...........    6,000,000            6,420,000
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27..........   10,180,000           10,307,250
 7.00%, due 10/15/28.........    4,555,000            4,332,944
 7.50%, due 4/1/17...........    7,090,000            7,284,975
 7.625%, due 4/1/37..........      150,000              151,875
 8.375%, due 6/15/32.........    9,470,000           10,298,625
Transcontinental Gas PipeLine
 Corp.
 Series B
 7.00%, due 8/15/11..........     475,000              486,875
 7.25%, due 12/1/26..........  27,085,000           26,678,725
 Series B
 8.875%, due 7/15/12.........     555,000              627,150
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...........  29,905,000           32,895,500
                                                --------------
                                                   189,003,642
                                                --------------
PAPER & FOREST PRODUCTS (2.3%)
Fort James Corp.
 6.625%, due 9/15/04.........  13,085,000           13,313,988
Georgia-Pacific Corp.
 7.25%, due 6/1/28...........   8,060,000            7,052,500
 7.375%, due 12/1/25.........   5,835,000            5,134,800
 7.75%, due 11/15/29.........   9,708,000            8,785,740
 8.25%, due 3/1/23 (h).......   3,245,000            2,961,062
 8.875%, due 2/1/10 (c)......  15,290,000           16,589,650
 8.875%, due 5/15/31.........   2,330,000            2,283,400
 9.125%, due 7/1/22..........   9,975,000            9,625,875
 9.375%, due 2/1/13 (c)......   7,630,000            8,412,075
 9.50%, due 5/15/22..........   8,050,000            7,929,250
 9.625%, due 3/15/22.........   9,820,000            9,721,800
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........   7,240,000            6,986,600
                                                --------------
                                                    98,796,740
                                                --------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
 11.75%, due 7/15/10.........  11,475,000           12,995,438
                                                --------------

PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.........   4,928,000            5,260,640
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE (3.2%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.........  $25,180,000       $   27,005,550
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)(h)...   12,245,000           12,872,556
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..........   45,772,000           46,687,440
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.........   14,186,000           14,913,033
 10.50%, due 1/15/09.........    7,050,000            7,561,125
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07...........   15,015,000           13,513,500
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.........   13,410,000           14,281,650
                                                 --------------
                                                    136,834,854
                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
Micron Technology, Inc.
 6.50%, due 9/30/05
 (c)(e)(k)...................   15,000,000           14,400,000
ON Semiconductor Corp.
 12.00%, due 5/15/08.........   10,470,000           10,574,700
                                                 --------------
                                                     24,974,700
                                                 --------------
SOFTWARE (0.2%)
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(o)...    9,895,000            8,608,650
                                                 --------------

SPECIALTY RETAIL (0.8%)
Gap, Inc. (The)
 6.90%, due 9/15/07 (h)......   16,346,000           17,612,815
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)....   15,305,000           15,764,150
                                                 --------------
                                                     33,376,965
                                                 --------------
TOBACCO (0.3%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)......   13,035,000           13,491,225
                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11..........    6,925,000            5,678,500
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05.....................   44,085,000           25,569,300
COLO.COM
 13.875%, due 3/15/10
 (c)(f)(m)(n2)...............       15,564              622,574
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (f).....   34,610,000           16,958,900
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (e)(f)(m)...................   19,425,000                1,942

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
PageMart Wireless, Inc.
 11.25%, due 2/1/08
 (e)(f)(m)...................   $30,445,000      $        3,045
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09..........   31,825,000           31,506,750
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning
 11/1/04.....................   23,800,000            9,758,000
                                                 --------------
                                                     90,099,011
                                                 --------------
Total Corporate Bonds
 (Cost $2,714,885,937).......                     2,517,265,692
                                                 --------------
FOREIGN BONDS (10.4%)

AIR FREIGHT & LOGISTICS (0.0%) (b)
Pegasus Shipping (Hellas)
 Ltd.
 Promissory Note
 8.30%, due 1/31/04
 (e)(f)(k)(m)................      585,483                   58
                                                 --------------

CHEMICALS (0.1%)
Acetex Corp.
 10.875%, due 8/1/09.........    3,745,000            4,161,631
                                                 --------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06...   37,150,000           30,834,500
 11.125%, due 7/15/11........    9,230,000           10,568,350
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04.........    2,455,000            2,467,275
                                                 --------------
                                                     43,870,125
                                                 --------------
COMMUNICATIONS EQUIPMENT (0.6%)
Marconi Corp. PLC
 8.00%, due 4/30/08..........    4,263,244            3,847,578
 10.00%, due 10/31/08........    2,894,408            2,930,588
Nortel Networks Ltd.
 6.125%, due 2/15/06 (h).....   20,640,000           20,020,800
                                                 --------------
                                                     26,798,966
                                                 --------------
CONTAINERS & PACKAGING (1.3%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11 (c).......   19,920,000           21,513,600
 10.875%, due 3/1/13 (c).....   30,030,000           32,732,700
                                                 --------------
                                                     54,246,300
                                                 --------------
DIVERSIFIED FINANCIALS (0.2%)
Pacific & Atlantic
 (Holdings), Inc.
 10.50%, due 12/31/07
 (c)(e)(f)(j)................   26,035,285            9,112,350
                                                 --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
FOREIGN BONDS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Mobifon Holdings B.V.
 12.50%, due 7/31/10 (c).....  $20,340,000       $   21,102,750
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
 (e)(p)......................    19,398,225          17,894,863
                                                 --------------
                                                     38,997,613
                                                 --------------
FOOD PRODUCTS (0.6%)
Burns Philp Capital Property
 Ltd.
 9.50%, due 11/15/10 (c).....    6,120,000            6,426,000
 10.75%, due 2/15/11 (c).....   18,805,000           19,557,200
                                                 --------------
                                                     25,983,200
                                                 --------------
INTERNET & CATALOG RETAIL (0.4%)
Jafra Cosmetics
 International, Inc.
 10.75%, due 5/15/11
 (c)(h)......................   17,990,000           18,799,550
                                                 --------------
MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(e)(f)...................   10,425,000            3,336,000
                                                 --------------
MEDIA (2.2%)
Cablevision S.A.
 12.50%, due 3/2/04 (c)(f)...      685,000              226,050
CanWest Media, Inc.
 7.625%, due 4/15/13 (c).....   19,810,000           21,048,125
 10.625%, due 5/15/11........    5,986,000            6,824,040
EMI Group PLC
 9.75%, due 5/20/08..........   E6,310,000           10,818,532
Hollinger, Inc.
 11.875%, due 3/1/11 (c).....   $6,935,000            7,697,850
Supercanal Holdings, S.A.
 11.50%, due 5/15/05
 (c)(f)......................    3,845,000              153,800
TDL Infomedia Group PLC
 12.125%, due 10/15/09.......   L  505,000              933,325
 12.125%, due 10/15/09.......   12,250,000           22,842,201
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (f).........................   $47,920,000           6,828,600
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05
 (f).........................    7,800,000            1,072,500
 11.25%, due 2/1/10 (f)......    9,643,000            2,214,708
Vivendi Universal S.A.
 9.25%, due 4/15/10 (c)(h)...   11,155,000           12,688,812
                                                 --------------
                                                     93,348,543
                                                 --------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08...........   37,250,000           29,055,000
                                                 --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
OIL & GAS (0.4%)
Baytex Energy Ltd.
 10.50%, due 2/15/11.........   $13,955,000      $   17,094,875
                                                 --------------

ROAD & RAIL (0.4%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 12.50%, due 6/15/12.........   16,240,000           17,539,200
                                                 --------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Stena AB
 9.625%, due 12/1/12.........   10,150,000           11,152,313
                                                 --------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Millicom International
 Cellular S.A.
 11.00%, due 6/1/06 (c)......   47,925,000           47,445,750
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11..........    4,687,000            5,390,050
                                                 --------------
                                                     52,835,800
                                                 --------------
Total Foreign Bonds
 (Cost $499,806,348).........                       446,331,524
                                                 --------------
LOAN ASSIGNMENTS & PARTICIPATIONS (2.3%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
GT Group Telecom Services
 Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (e)(f)(k)(l)(m).............   16,936,744                1,694
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (e)(f)(k)(l)(m).............   12,103,256                1,210
Qwest Corp.
 Bank debt, Term Loan B
 6.95%, due 6/30/10
 (e)(k)(l)...................   18,000,000           17,968,500
Qwest Services Corp.
 Bank debt, Revolver
 4.7263%, due 5/3/05
 (e)(k)(l)(q)................    4,836,134            4,703,140
                                                 --------------
                                                     22,674,544
                                                 --------------
ELECTRIC UTILITIES (0.1%)
CMS Energy Corp.
 Bank debt, Term Loan B
 7.50%, due 4/30/04
 (e)(k)(l)...................    1,258,864            1,260,438
 Bank debt, Term Loan C
 9.00%, due 9/30/04
 (e)(k)(l)...................    2,240,000            2,237,200
                                                 --------------
                                                      3,497,638
                                                 --------------
MACHINERY (0.4%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan
 6.23%, due 3/31/08
 (e)(k)(l)...................   16,977,049           16,722,393
                                                 --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

MEDIA (0.2%)
Maxwell Communications Corp.,
 PLC
 Facility A
 (e)(f)(g)(k)(m).............  $9,973,584       $      129,656
 Facility B
 (e)(f)(g)(k)(m).............  L1,131,066               24,263
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/04
 (e)(f)(g)(k)(l).............  $1,433,218              229,315
Ziff Davis Media, Inc.
 Bank debt, Term Loan
 6.04%, due 3/31/07
 (e)(k)(l)...................   8,881,284            7,726,717
                                                --------------
                                                     8,109,951
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06
 (e)(k)(l)...................  45,528,440           46,021,650
                                                --------------
Total Loan Assignments &
 Participations
 (Cost $107,819,398).........                       97,026,176
                                                --------------
MORTGAGE-BACKED SECURITIES (0.2%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (0.2%)
Commercial Trust I
 Series 1993-KA Class A2
 7.625%, due 12/15/13........   6,311,763            1,262,353
Debit Securitized Lease Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10..........   2,517,925            1,284,142
 Series 1994-K1 Class A1
 7.60%, due 8/15/07..........   3,842,640            1,998,172
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.........   8,365,000            3,680,600
 Series 1994-K1 Class A3
 8.55%, due 8/15/19..........     140,000               65,800
                                                --------------
                                                     8,291,067
                                                --------------
Total Mortgage-Backed
 Securities
 (Cost $12,824,198)..........                        8,291,067
                                                --------------
MUNICIPAL BONDS (0.4%)
NEW JERSEY (0.3%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...........   7,390,000            6,086,921
 6.125%, due 6/1/42..........   3,935,000            3,262,784
 6.25%, due 6/1/43...........   2,405,000            2,030,421
 6.375%, due 6/1/32..........   1,060,000              956,533
 6.75%, due 6/1/39...........   2,685,000            2,441,175
                                                --------------
                                                    14,777,834
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
RHODE ISLAND (0.1%)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42...........  $2,425,000       $    2,035,812
                                                --------------
Total Municipal Bonds
 (Cost $15,967,712)..........                       16,813,646
                                                --------------
YANKEE BONDS (4.6%) (I)

CHEMICALS (0.1%)
Marsulex, Inc.
 9.625%, due 7/1/08..........   6,355,000            6,355,000
                                                --------------

COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
 6.875%, due 9/1/23 (h)......   3,000,000            2,640,000
                                                --------------

CONTAINERS & PACKAGING (0.1%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06.........   4,897,000            4,676,635
                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.......  15,084,605           12,520,222
                                                --------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03 (f).....   6,640,000            4,150,000
 6.625%, due 3/30/08 (f).....     495,000              309,375
 7.125%, due 3/30/28 (f).....  36,130,000           22,581,250
 7.50%, due 3/31/07 (f)......   3,150,000            1,968,750
 8.15%, due 7/15/29 (f)......   1,760,000            1,100,000
                                                --------------
                                                    30,109,375
                                                --------------
INSURANCE (0.2%)
Fairfax Financial Holdings
 Ltd.
 7.375%, due 4/15/18 (h).....   3,437,000            3,007,375
 7.75%, due 7/15/37..........   4,810,000            3,998,313
 8.25%, due 10/1/15 (h)......   2,000,000            1,810,000
                                                --------------
                                                     8,815,688
                                                --------------
MARINE (0.4%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08.........  13,941,000           11,083,095
 10.75%, due 10/15/06 (h)....   6,830,000            6,215,300
                                                --------------
                                                    17,298,395
                                                --------------
MEDIA (1.1%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........   3,465,000            3,915,450
Cablevision S.A.
 Series 5, Tranche 1
 13.75%, due 5/1/09 (f)......      70,000               23,100
 Series 10, Tranche 10
 13.75%, due 4/30/07 (f).....  41,495,000           13,693,350

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
YANKEE BONDS (CONTINUED)

MEDIA (CONTINUED)
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15.........  $7,185,000       $    8,119,050
United Pan-Europe
 Communications N.V., Series
 B
 (zero coupon), due 8/1/09
 12.50%, due 8/1/04 (f)......  46,170,000            6,925,500
 10.875%, due 8/1/09 (f).....  14,080,000            3,027,200
 11.25%, due 2/1/10 (f)......  50,915,000           10,946,725
 11.50%, due 2/1/10 (f)......   9,150,000            1,967,250
                                                --------------
                                                    48,617,625
                                                --------------
METALS & MINING (0.4%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (e)(f)......................  23,265,000           15,122,250
                                                --------------

PAPER & FOREST PRODUCTS (0.7%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30...........   7,500,000            7,969,035
Doman Industries Ltd.
 12.00%, due 7/1/04 (f)......  22,875,000           23,446,875
                                                --------------
                                                    31,415,910
                                                --------------
ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.........   4,065,000            4,146,300
                                                --------------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (e)(f)(k)(m)................   9,411,076            4,300,862
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16...........   4,660,000            5,405,600
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (j)....   6,744,000            6,769,290
                                                --------------
                                                    12,174,890
                                                --------------
Total Yankee Bonds
 (Cost $277,229,376).........                      198,193,152
                                                --------------
Total Long-Term Bonds
 (Cost $4,033,315,588).......                    3,710,499,973
                                                --------------
                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (3.5%)
COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp.
 (a)(e)(k)(m)................     332,373       $        3,324
Intertek Testing Services PLC
 (a)(e)(r)...................     129,495              926,329
                                                --------------
                                                       929,653
                                                --------------
COMMUNICATIONS EQUIPMENT (0.1%)
Marconi Corp. PLC (a)........     591,506            6,002,780
                                                --------------

CONTAINERS & PACKAGING (0.2%)
Owens-Illinois, Inc. (a).....     630,150            8,677,166
                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Call-Net Enterprises, Inc.
 (a).........................     724,948            1,884,865
Call-Net Enterprises, Inc.
 Series B (a)(s) ............     117,849              299,230
ICO Global Communications
 Holdings Ltd. (a)(e)........   2,341,519            1,814,677
ICO Global Communications
 Holdings Ltd.
 Class A (a)(e)(k)...........   1,578,948            1,594,737
IMPSAT Fiber Networks, Inc.
 (a)(e)......................     293,644                2,936
NII Holdings, Inc. (a)(e)....   1,122,119           42,943,494
                                                --------------
                                                    48,539,939
                                                --------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material Handling,
 Inc. (a)(e)(k)(m)...........      69,236              366,951
                                                --------------

FOOD & DRUG RETAILING (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)..........      25,000               25,000
                                                --------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Apria Healthcare Group, Inc.
 (a).........................   1,117,540           27,804,395
                                                --------------

INTERNET SOFTWARE & SERVICES (0.0%) (b)
Globix Corp. (a)(e)(k)(m)....   1,037,277            1,426,256
                                                --------------

MACHINERY (0.7%)
Joy Global, Inc. (a).........     848,978           12,539,405
Thermadyne Holdings Corp.
 (a)(e)......................   1,187,719           16,123,285
                                                --------------
                                                    28,662,690
                                                --------------
MEDIA (0.1%)
Alliance Entertainment Corp.
 (a)(e)(k)(m)................   1,095,395               10,954
Medianews Group, Inc.
 (a)(m)......................      28,000            2,592,800
                                                --------------
                                                     2,603,754
                                                --------------

20
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)

METALS & MINING (0.4%)
Algoma Steel, Inc. (a)(s)....   2,114,640       $    2,178,838
Placer Dome, Inc. (h)........   1,067,560           13,098,961
                                                --------------
                                                    15,277,799
                                                --------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
 (a)(s)......................   1,465,965            9,396,836
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Minorplanet Systems USA, Inc.
 (a).........................   5,784,123            2,840,004
                                                --------------
Total Common Stocks
 (Cost $19,182,554)..........                      152,553,223
                                                --------------
CONVERTIBLE PREFERRED STOCKS (0.1%)

DIVERSIFIED FINANCIALS (0.0%) (b)
Pacific & Atlantic
 (Holdings), Inc.
 7.50%, Class A
 (e)(j)(k)(m)................   1,384,974               13,850
                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
NEON Communications, Inc.
 12.00% (e)(j)(k)(m).........     212,404            2,389,545
                                                --------------

ENERGY EQUIPMENT & SERVICES (0.1%)
El Paso Energy Capital Trust
 I
 4.75%.......................      83,870            2,423,843
                                                --------------
Total Convertible Preferred
 Stocks
 (Cost $16,020,439)..........                        4,827,238
                                                --------------
PREFERRED STOCKS (1.9%)

COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp.
 (a)(e)(k)(m)................       7,820            2,041,145
                                                --------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Bergen Capital Trust I
 7.80%.......................       7,100              178,281
                                                --------------

MEDIA (0.3%)
Alliance Entertainment Corp.
 Series A1 (a)(e)(k)(m)......         447               63,474
 Series A2 (a)(e)(k)(m)......         503               71,426
Mediaone Financing Trust III
 9.04%.......................     391,900            9,856,285

                                 SHARES             VALUE
                               -------------------------------
MEDIA (CONTINUED)
Paxson Communications Corp.
 13.25% (j)..................         524       $    5,161,400
Ziff Davis Media, Inc.
 10.00%, Series E-1
 (a)(e)(m)...................       4,240                   42
                                                --------------
                                                    15,152,627
                                                --------------
REAL ESTATE (1.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c).........      34,758           50,399,100
                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Rural Cellular Corp.
 11.375%, Series B (j).......      24,863           15,663,690
                                                --------------
Total Preferred Stocks
 (Cost $89,859,085)..........                       83,434,843
                                                --------------
WARRANTS (0.1%)

DIVERSIFIED FINANCIALS (0.0%) (b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(e)....       8,680               13,020
                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(e).......     587,902                5,879
Loral Space & Communications
 Ltd.
 Strike Price $23.70
 Expire 12/26/06 (a)(e)......     341,253                3,413
NEON Communications, Inc.
 Class A
 Strike Price $0.01
 Expire 12/2/12
 (a)(e)(k)(m)................   1,062,401               10,624
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12
 (a)(e)(k)(m)................   1,274,805               12,748
                                                --------------
                                                        32,664
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Harborside Healthcare Corp.
 Class A
 Strike Price $0.01
 Expire 8/1/09 (a)(e)(k).....   1,461,802               14,618
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                 SHARES             VALUE
                               -------------------------------
WARRANTS (CONTINUED)

MACHINERY (0.0%) (b)
Thermadyne Holdings Corp.
 Class A
 Strike Price $13.85
 Expire 5/23/04 (a)(e).......       3,633       $           36
 Class B
 Strike Price $13.85
 Expire 5/23/06 (a)(e).......       2,198                   22
                                                --------------
                                                            58
                                                --------------
MEDIA (0.0%) (b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(e)....      40,495                  405
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 7/15/10 (a)(c).......     777,370                7,774
                                                --------------
                                                         8,179
                                                --------------
SOFTWARE (0.1%)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)........   1,575,374            2,552,106
                                                --------------
TOBACCO (0.0%) (b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07 (a)(c)(e)....          66                    1
                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Occidente y Caribe Celular,
 S.A.
 Strike Price $1.00
 Expire 3/15/04 (a)(c)(e)....      28,380                  284
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(e)....      14,230                  142
                                                --------------
                                                           426
                                                --------------
Total Warrants
 (Cost $10,548,254)..........                        2,621,072
                                                --------------
                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (10.8%)

COMMERCIAL PAPER (3.1%)
ING U.S. Funding LLC
 1.03%, due 7/3/03...........  $15,290,000       $   15,289,167
San Paolo IMI U.S. Financial
 Co.
 0.95%, due 7/21/03..........   50,000,000           49,973,606
UBS Finance Delaware LLC
 0.945%, due 8/7/03..........   55,500,000           55,446,084
 1.31%, due 7/1/03...........   10,395,000           10,395,000
                                                 --------------
                                                    131,103,857
                                                 --------------
Total Commercial Paper
 (Cost $131,103,857).........                       131,103,857
                                                 --------------
                                 SHARES
                               -----------
INVESTMENT COMPANIES (3.9%)
AIM Institutional Funds Group
 (t).........................      346,913             346,913
Merrill Lynch Premier
 Institutional Fund..........  168,266,657         168,266,657
                                                --------------
                                                   168,613,570
                                                --------------
Total Investment Companies
 (Cost $168,613,570).........                      168,613,570
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
MASTER NOTE (0.6%)
Bank of America Securities
 LLC
 1.50%, due 7/1/03 (t).......  $25,304,000          25,304,000
                                                --------------
Total Master Note
 (Cost $25,304,000)..........                       25,304,000
                                                --------------
REPURCHASE AGREEMENTS (2.2%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $79,003,149 (t)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $217,664,727 and a
 Market Value of
 $82,342,594)................  79,000,000           79,000,000
Lehman Brothers, Inc.
 1.425%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $3,000,117 (t)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $2,981,990 and a
 Market Value of
 $3,050,885).................   3,000,000            3,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
Merrill Lynch Government
 Securities, Inc.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $14,000,558 (t)
 (Collateralized by Various
 Bonds with a Principal
 Amount of $13,221,959 and a
 Market Value of
 $14,514,926)................  $14,000,000      $   14,000,000
                                                --------------
                                                    96,000,000
                                                --------------
Total Repurchase Agreements
 (Cost $96,000,000)..........                       96,000,000
                                                --------------
SHORT-TERM CONVERTIBLE BOND (0.3%)
MERCHANDISING (0.3%)
Koninklijke Ahold N.V.
 3.00%, due 9/30/03..........  E28,350,000          14,126,818
                                                --------------
Total Short-Term Convertible
 Bond
 (Cost $12,932,689)..........                       14,126,818
                                                --------------
SHORT-TERM CORPORATE BOND (0.0%) (b)
MEDIA (0.0%) (b)
Continental Cablevision, Inc.
 8.625%, due 8/15/03.........   $  700,000             705,046
                                                --------------
Total Short-Term Corporate
 Bond
 (Cost $701,151).............                          705,046
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.5%)
BUILDING PRODUCTS (0.4%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (e)(f)(k)(l)................  $22,006,692      $   16,358,300
                                                --------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
 Bank debt, Revolver
 4.75%, due 7/15/03
 (e)(f)(k)(l)................    7,020,000           5,019,300
                                                --------------
Total Short-Term Loan
 Assignments & Participations
 (Cost $21,436,937)..........                       21,377,600
                                                --------------
SHORT-TERM YANKEE BONDS (0.2%) (i)
CONTAINERS & PACKAGING (0.2%)
Crown Cork & Seal Finance PLC
 6.75%, due 12/15/03.........    3,300,000           3,349,500
Crown Cork & Seal S.A.
 6.75%, due 12/15/03.........    3,550,000           3,603,250
                                                --------------
                                                     6,952,750
                                                --------------
Total Short-Term Yankee Bonds
 (Cost $6,745,696)...........                        6,952,750
                                                --------------
Total Short-Term Investments
 (Cost $462,837,900).........                      464,183,641
                                                --------------
Total Investments
 (Cost $4,631,763,820) (u)...       102.7%       4,418,119,990(v)
Liabilities in Excess of
 Cash and Other Assets.......        (2.7)        (116,292,776)
                               -----------      --------------
Net Assets...................       100.0%      $4,301,827,214
                               ===========      ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Partially segregated for unfunded loan commitments.
(e)   Illiquid security.
(f)   Issue in default.
(g)   Issuer in bankruptcy.
(h)   Represents security, or a portion thereof, which is out
      on loan.
(i)   Yankee bond--Dollar-denominated bonds issued in the
      United States by foreign banks and corporations.
(j)   PIK ("Payment in Kind")--Interest or dividend payment is
      made with additional securities.
(k)   Restricted security.
(l)   Floating rate. Rate shown is the rate in effect at June
      30, 2003.
(m)   Fair valued security.
(n1)  20,958 Units--Each unit reflects $1,000 principal amount of 15.00% Senior Secured Notes plus 0.1923 shares of
      Series A preferred stock.
(n2)  15,564 Units--Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
      19.9718 shares of common stock at $0.01 per share by
      March 15, 2010.
(o)   CIK ('Cash in Kind')--Interest payment is made with cash
      or additional securities.
(p)   Eurobond--Bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(q)   Multiple tranche facilities.
(r)   British security.
(s)   Canadian security.
(t)   Represents security, or a portion thereof, purchased
      with cash collateral received for securities on loan.
(u)   The cost for federal income tax purposes is
      $4,710,337,082.
(v)   At June 30, 2003, net unrealized depreciation was
      $292,217,092 based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $391,409,871 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $683,626,963.
(w)   The following abbreviations are used in the above
      portfolio:
      E--Euro.
      L--Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $4,631,763,820) including $121,650,913 of securities
  lending collateral........................................       $4,418,119,990
Deposits with brokers for securities loaned.................                3,515
Cash........................................................                1,366
Receivables:
  Dividends and interest....................................           70,486,465
  Investment securities sold................................           23,945,504
  Fund shares sold..........................................           16,473,027
Other assets................................................               97,849
                                                                   --------------
        Total assets........................................        4,529,127,716
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          121,654,428
Payables:
  Investment securities purchased...........................           51,678,569
  Fund shares redeemed......................................           20,145,846
  NYLIFE Distributors.......................................            2,766,439
  Manager...................................................            1,994,437
  Transfer agent............................................              901,417
  Custodian.................................................               62,071
  Trustees..................................................               25,719
Accrued expenses............................................              788,314
Dividend payable............................................           27,283,262
                                                                   --------------
        Total liabilities...................................          227,300,502
                                                                   --------------
Net assets..................................................       $4,301,827,214
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    2,135,744
  Class B...................................................            4,716,626
  Class C...................................................              670,890
Additional paid-in capital..................................        5,375,224,472
Accumulated distributions in excess of net investment
  income....................................................          (43,397,613)
Accumulated net realized loss on investments................         (822,308,242)
Accumulated net realized loss on foreign currency
  transactions..............................................           (1,650,693)
Net unrealized depreciation on investments..................         (213,643,830)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................               79,860
                                                                   --------------
Net assets..................................................       $4,301,827,214
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $1,222,320,503
                                                                   ==============
Shares of beneficial interest outstanding...................          213,574,402
                                                                   ==============
Net asset value per share outstanding.......................       $         5.72
Maximum sales charge (4.50% of offering price)..............                 0.27
                                                                   --------------
Maximum offering price per share outstanding................       $         5.99
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,696,026,394
                                                                   ==============
Shares of beneficial interest outstanding...................          471,662,639
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.72
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  383,480,317
                                                                   ==============
Shares of beneficial interest outstanding...................           67,088,994
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.72
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................       $   5,382,206
  Dividends (a).............................................         177,376,038
                                                                   -------------
    Total income............................................         182,758,244
                                                                   -------------
Expenses:
  Manager...................................................          10,404,543
  Distribution--Class B.....................................           9,067,343
  Distribution--Class C.....................................           1,131,848
  Service--Class A..........................................           1,273,522
  Service--Class B..........................................           3,021,434
  Service--Class C..........................................             378,031
  Transfer agent............................................           2,529,421
  Professional..............................................             474,599
  Shareholder communication.................................             294,034
  Custodian.................................................             203,775
  Recordkeeping.............................................             200,144
  Registration..............................................              90,381
  Trustees..................................................              84,590
  Miscellaneous.............................................              51,134
                                                                   -------------
    Total expenses..........................................          29,204,799
                                                                   -------------
Net investment income.......................................         153,553,445
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................        (251,552,411)
  Foreign currency transactions.............................          (1,650,693)
                                                                   -------------
Net realized loss on investments and foreign currency
  transactions..............................................        (253,203,104)
                                                                   -------------
Net change in unrealized depreciation on:
  Security transactions.....................................         823,378,097
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......             990,229
                                                                   -------------
Net unrealized gain on investments and foreign currency
  transactions..............................................         824,368,326
                                                                   -------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................         571,165,222
                                                                   -------------
Net increase in net assets resulting from operations........       $ 724,718,667
                                                                   =============

-------
(a) Dividends recorded net of foreign withholding taxes of $48,349.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  2003*             2002
                                                              --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  153,553,445   $   297,953,683
  Net realized loss on investments and foreign currency
    transactions............................................    (253,203,104)     (249,447,304)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     824,368,326       (87,269,328)
                                                              --------------   ---------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     724,718,667       (38,762,949)
                                                              --------------   ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (48,815,839)      (74,335,867)
    Class B.................................................    (106,975,971)     (214,539,114)
    Class C.................................................     (13,524,632)      (20,249,937)
  Return of capital:
    Class A.................................................              --        (6,742,285)
    Class B.................................................              --       (19,458,762)
    Class C.................................................              --        (1,836,675)
                                                              --------------   ---------------
      Total dividends and distributions to shareholders.....    (169,316,442)     (337,162,640)
                                                              --------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     774,082,743     1,409,215,356
    Class B.................................................     265,583,645       430,111,828
    Class C.................................................     147,325,279       175,254,924
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      24,262,288        42,735,569
    Class B.................................................      55,273,504       142,980,666
    Class C.................................................       5,193,626         9,763,262
                                                              --------------   ---------------
                                                               1,271,721,085     2,210,061,605
  Cost of shares redeemed:
    Class A.................................................    (582,045,572)   (1,241,244,596)
    Class B.................................................    (191,836,418)     (557,477,978)
    Class C.................................................     (50,356,476)      (95,917,677)
                                                              --------------   ---------------
      Increase in net assets derived from capital share
       transactions.........................................     447,482,619       315,421,354
                                                              --------------   ---------------
      Net increase (decrease) in net assets.................   1,002,884,844       (60,504,235)
NET ASSETS:
Beginning of period.........................................   3,298,942,370     3,359,446,605
                                                              --------------   ---------------
End of period...............................................  $4,301,827,214   $ 3,298,942,370
                                                              ==============   ===============
Accumulated distributions in excess of net investment income
  at end of period..........................................  $  (43,397,613)  $   (27,634,616)
                                                              ==============   ===============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                       ------------------------------------------------------------------------------------------
                                       Six months
                                         ended                                  Year ended December 31,
                                        June 30,       --------------------------------------------------------------------------
                                         2003+            2002            2001            2000            1999            1998
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period..............................  $    4.95       $     5.56      $     6.10      $     7.41      $     7.54      $     8.16
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net investment income................       0.23             0.51            0.65(c)         0.80            0.79            0.75
Net realized and unrealized gain
 (loss) on investments...............       0.79            (0.54)          (0.50)(c)       (1.25)          (0.06)          (0.57)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................      (0.00)(b)        (0.02)           0.00(b)         0.02            0.02           (0.01)
                                       ----------      ----------      ----------      ----------      ----------      ----------
Total from investment operations.....       1.02            (0.05)           0.15           (0.43)           0.75            0.17
                                       ----------      ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income..........      (0.25)           (0.51)          (0.65)          (0.83)          (0.85)          (0.75)
 From net realized gain on
   investments.......................         --               --              --           (0.05)          (0.03)          (0.04)
 Return of capital...................         --            (0.05)          (0.04)             --              --              --
                                       ----------      ----------      ----------      ----------      ----------      ----------
Total dividends and distributions....      (0.25)           (0.56)          (0.69)          (0.88)          (0.88)          (0.79)
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of period.....  $    5.72       $     4.95      $     5.56      $     6.10      $     7.41      $     7.54
                                       ==========      ==========      ==========      ==========      ==========      ==========
Total investment return (a)..........      21.16%           (0.78%)          2.49%          (6.48%)         10.33%           2.07%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.............       8.76%++          9.63%          10.84%(c)       11.35%          10.36%           9.40%
   Net expenses......................       1.02%++          1.07%           1.04%           1.03%           1.00%           1.00%
   Expenses (before waiver)..........       1.02%++          1.08%           1.08%           1.07%           1.04%           1.04%
Portfolio turnover rate..............         21%              50%             51%             54%             83%            128%
Net assets at end of period (in
 000's)..............................  $1,222,321      $  850,899      $  710,205      $  456,770      $  369,275      $  278,181

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(b) ($0.00)(b) ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)    0.00(b)    0.00(b)
Decrease ratio of net investment income.....................   (0.04%)    (0.04%)    (0.04%)

                                      Class B                                      Class C
    ---------------------------------------------------------------------------   ----------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended
     June 30,    --------------------------------------------------------------    June 30,
      2003+         2002         2001         2000         1999         1998        2003+
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    4.94    $     5.55   $     6.09   $     7.40   $     7.53   $     8.15   $    4.94
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
         0.22          0.46         0.61(c)       0.74        0.73         0.69        0.22
         0.79         (0.53)       (0.50)(c)      (1.25)      (0.06)      (0.57)       0.79
        (0.00)(b)      (0.02)       0.00(b)       0.02        0.02        (0.01)      (0.00)(b)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
         1.01         (0.09)        0.11        (0.49)        0.69         0.11        1.01
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
        (0.23)        (0.48)       (0.61)       (0.77)       (0.79)       (0.69)      (0.23)
           --            --           --        (0.05)       (0.03)       (0.04)         --
           --         (0.04)       (0.04)          --           --           --          --
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
        (0.23)        (0.52)       (0.65)       (0.82)       (0.82)       (0.73)      (0.23)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    5.72    $     4.94   $     5.55   $     6.09   $     7.40   $     7.53   $    5.72
    ==========   ==========   ==========   ==========   ==========   ==========   ==========
        20.94%        (1.53%)       1.72%       (7.20%)       9.51%        1.31%      20.94%


         8.01%++       8.88%       10.09%(c)      10.60%       9.61%       8.65%       8.01%++
         1.77%++       1.82%        1.79%        1.78%        1.75%        1.75%       1.77%++
         1.77%++       1.83%        1.83%        1.82%        1.79%        1.79%       1.77%++
           21%           50%          51%          54%          83%         128%         21%
    $2,696,026   $2,211,253   $2,475,037   $2,609,320   $3,294,427   $3,309,389   $ 383,480

                                  Class C
     -----------------------------------------------------------------
                                                         September 1*
                  Year ended December 31,                   through
     -------------------------------------------------    December 31
        2002         2001         2000         1999          1998
     ----------   ----------   ----------   ----------   -------------
     $     5.55   $     6.09   $     7.40   $     7.53    $     7.43
     ----------   ----------   ----------   ----------    ----------
           0.46         0.61(c)       0.74        0.73          0.27
          (0.53)       (0.50)(c)      (1.25)      (0.06)        0.15
          (0.02)        0.00(b)       0.02        0.02         (0.01)
     ----------   ----------   ----------   ----------    ----------
          (0.09)        0.11        (0.49)        0.69          0.41
     ----------   ----------   ----------   ----------    ----------
          (0.48)       (0.61)       (0.77)       (0.79)        (0.27)
             --           --        (0.05)       (0.03)        (0.04)
          (0.04)       (0.04)          --           --            --
     ----------   ----------   ----------   ----------    ----------
          (0.52)       (0.65)       (0.82)       (0.82)        (0.31)
     ----------   ----------   ----------   ----------    ----------
     $     4.94   $     5.55   $     6.09   $     7.40    $     7.53
     ==========   ==========   ==========   ==========    ==========
          (1.53%)       1.72%       (7.20%)       9.51%         5.58%


           8.88%       10.09%(c)      10.60%       9.61%        8.65%++
           1.82%        1.79%        1.78%        1.75%         1.75%++
           1.83%        1.83%        1.82%        1.79%         1.79%++
             50%          51%          54%          83%          128%
     $  236,791   $  174,205   $  106,709   $   67,181    $   10,025

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

MainStay High Yield Corporate Bond Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 2003 there were no open short sales.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $201,866, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2003:

                                                                Principal
                                             Date(s) of          Amount/                        6/30/03      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Alliance Entertainment Corp.
  Common Stock..........................       12/2/99             1,095,395   $  4,213,596   $     10,954      0.0%(a)
  Series A1, Preferred Stock............       1/2/98                    447        446,889         63,474      0.0(a)
  Series A2, Preferred Stock............       1/2/98                    503        956,239         71,426      0.0(a)
CMS Energy Corp.
  Bank debt, Term Loan B
  7.50%, due 4/30/04....................   4/26/03-6/11/03       $ 1,258,864      1,250,588      1,260,438      0.0(a)
  Bank debt, Term Loan C
  9.00%, due 9/30/04....................       4/29/03             2,240,000      2,213,525      2,237,200      0.1
Colorado Prime Corp.
  Common Stock..........................   5/6/97-11/10/99           332,373          3,324          3,324      0.0(a)
  Preferred Stock.......................   5/6/97-11/10/99             7,820     24,924,148      2,041,145      0.0(a)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04...................  12/14/98-2/16/01         9,411,076      8,769,942      4,300,862      0.1
FRI-MRD Corp.
  12.00%, due 1/31/05...................   8/12/97-3/31/03        44,596,918     44,434,696     24,974,274      0.6
Globix Corp.
  Common Stock..........................      10/15/02             1,037,277        245,760      1,426,256      0.0(a)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08..................       1/30/01            16,936,744      6,605,599          1,694      0.0(a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08...................       1/30/01            12,103,256      4,753,863          1,210      0.0(a)

MainStay High Yield Corporate Bond Fund

                                                                Principal
                                             Date(s) of          Amount/                        6/30/03      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04..............   8/20/99-6/30/00       $52,015,000   $ 32,424,993   $ 27,567,950      0.6%
  Class A, Warrants.....................   8/17/99-6/27/00         1,461,802      4,409,277         14,618      0.0(a)
ICO Global Communications Holdings Ltd.
  Common Stock
  Class A...............................       5/10/00             1,578,948     16,500,007      1,594,737      0.0(a)
Maxwell Communications Corp., PLC
  Facility A............................  4/29/94-11/22/94         9,973,584              0(b)      129,656     0.0(a)
  Facility B............................  4/29/94-11/22/94       L 1,131,066              0(b)       24,263     0.0(a)
Micron Technology, Inc.
  Corporate Bond
  6.50%, due 9/30/05....................   3/3/03-4/16/03        $15,000,000     13,320,101     14,400,000      0.4
Millicom International Cellular S.A.
  Convertible Bond
  2.00%, due 6/1/06.....................       5/13/03             5,438,197      8,178,614     13,534,313      0.3
Mirant Corp.
  Bank debt, Revolver
  4.75%, due 7/15/03....................       4/21/03             7,020,000      6,776,046      5,019,300      0.1
Morris Material Handling, Inc.
  Common Stock..........................  3/11/99-10/30/01            69,236         36,341        366,951      0.0(a)
NEON Communications, Inc.
  Convertible Preferred Stock
  12.00%................................       12/3/02               212,404      2,366,169      2,389,545      0.1
  Class A, Warrants.....................       12/3/02             1,062,401         10,624         10,624      0.0(a)
  Redeemable Preferred, Warrants........       12/3/02             1,274,805         12,748         12,748      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04.....................  9/26/01-10/15/02        22,006,692     14,660,897     16,358,300      0.4
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A........................   5/21/98-6/28/02         1,384,974     11,155,214         13,850      0.0(a)
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.375%, due 12/30/06..................   4/12/02-6/27/03        45,528,440     45,671,628     46,021,650      1.1
Pegasus Shipping (Hellas) Ltd.
  Promissory Note
  8.30%, due 1/31/04....................       5/31/02               585,483              0(b)           58     0.0(a)
Qwest Corp.
  Bank debt, Term Loan B
  6.95%, due 6/30/10....................       6/12/03            18,000,000     17,692,674     17,968,500      0.4
Qwest Services Corp.
  Bank debt, Revolver
  4.7263%, due 5/3/05...................      11/14/02             4,836,134      4,228,239      4,703,140      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/04...................       5/26/00             1,433,218      1,139,737        229,315      0.0(a)
Thermadyne Holdings Corp.
  Bank debt, Term Loan
  6.23%, due 3/31/08....................       6/10/03            16,977,049     17,225,405     16,722,393      0.4

                                                                Principal
                                             Date(s) of          Amount/                        6/30/03      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Ziff Davis Media, Inc.
  Bank debt, Term Loan
  6.04%, due 3/31/07....................   6/5/01-12/17/01       $ 6,881,284   $  7,038,138   $  7,726,717      0.2%
                                                                               ------------   ------------      ---
                                                                               $301,665,021   $211,200,885      4.9%
                                                                               ============   ============      ===

-------
(a) Less than one tenth of a percent.
(b) Less than one dollar.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2003, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
------------------------------------------------------------  -----------
Owens Corning, Inc. ........................................  $ 1,448,391
Quintiles Transnational Corp. ..............................   26,000,000
                                                              -----------
                                                              $27,448,391
                                                              ===========

These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To

MainStay High Yield Corporate Bond Fund

the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:


Distributions paid from:
  Ordinary Income         $309,124,918
  Return of Capital         28,037,722
                          ------------
                          $337,162,640
                          ============

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on the ex-dividend date.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay High Yield Corporate Bond Fund

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the six months ended June 30, 2003, the Manager earned from the Fund $10,404,543.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $500 million and 0.275% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $199,597 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $419,592, $1,077,969 and $51,523, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $2,529,421.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $37,592 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $200,144 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $475,140,476 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             --------
     2008...................................................  $ 21,946
     2009...................................................   284,075
     2010...................................................   169,119
                                                              --------
                                                              $475,140
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $17,376,345 of qualifying capital losses and $503,501 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

MainStay High Yield Corporate Bond Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of U.S. Government securities were $0 and $14,985, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $1,135,632 and $707,890, respectively.

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $116,214,068. The Fund received $121,654,428 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                            SIX MONTHS ENDED                   YEAR ENDED
                                             JUNE 30, 2003*                 DECEMBER 31, 2002
                                      -----------------------------   -----------------------------
                                      CLASS A    CLASS B   CLASS C    CLASS A    CLASS B    CLASS C
                                      --------   -------   --------   --------   --------   -------
Shares sold.........................   146,503    50,006   27,606      280,014     82,864    33,375
Shares issued in reinvestment of
  dividends and distributions.......     4,557    10,435      977        8,345     27,828     1,909
                                      --------   -------    ------    --------   --------   -------
                                       151,060    60,441    28,583     288,359    110,692    35,284
Shares redeemed.....................  (109,430)  (36,329)   (9,419)   (244,150)  (109,057)  (18,744)
                                      --------   -------    ------    --------   --------   -------
Net increase........................    41,630    24,112   19,164       44,209      1,635    16,540
                                      ========   =======    ======    ========   ========   =======

-------
* Unaudited.

THE MAINSTAY(R) FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSHY10-08/03
                                 NYLIM-A03866                                 08

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Diversified Composite--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           29

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

4

-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


$10,000 Invested in MainStay Global
High Yield Fund versus J.P. Morgan
EMBI Global Diversified Composite

CLASS A SHARES Total Returns: 1 Year 25.25%, 5 Years 9.90%, Since Inception
9.09%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                      9550                              10000
12/98                                                                       7986                               8929
12/99                                                                       9435                              10675
12/00                                                                      10313                              12029
12/01                                                                      11715                              13196
12/02                                                                      13004                              14997
6/30/03                                                                    15566                              17213

CLASS B SHARES Total Returns: 1 Year 25.17%, 5 Years 9.79%, Since Inception
9.09%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                     10000                              10000
12/98                                                                       8318                               8929
12/99                                                                       9733                              10675
12/00                                                                      10568                              12029
12/01                                                                      11909                              13196
12/02                                                                      13140                              14997
6/30/03                                                                    15564                              17213

 CLASS C SHARES Total Returns: 1 Year 29.17%, 5 Years 10.06%, Since Inception 9.23%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                     10000                              10000
12/98                                                                       8318                               8929
12/99                                                                       9733                              10675
12/00                                                                      10568                              12029
12/01                                                                      11909                              13196
12/02                                                                      13140                              14997
6/30/03                                                                    15664                              17213

                                                                               5
                                                                               -

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The J.P. Morgan EMBI Global Diversified Composite is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

6

-------
1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 5 for more information about the J.P. Morgan EMBI Global Diversified Composite.

Portfolio Management Discussion and Analysis

For the six months ended June 30, 2003, emerging-market debt continued to provide strong performance. As the resilience of the asset class has become more widely recognized, investors have allocated new money to emerging-market bonds. With cash flowing into the market, interest rates at historically low levels, and no fiscal crisis looming on the horizon, yield premiums to Treasuries contracted substantially during the first half of 2003.

The war in Iraq did not have a major impact on most emerging bond markets, with Turkey providing a notable exception. When the Turkish government refused to allow coalition forces to use their country as a staging ground for the war, anticipated monetary assistance failed to materialize, causing Turkish bond prices to falter. Quick action by the International Monetary Fund helped stabilize the situation, and after Colin Powell's conciliatory visit to Turkey in April, Turkish government bonds rallied. The rapid conclusion of major combat operations in Iraq also helped to stabilize the Turkish debt market.

Overall, the resurgent demand for emerging-market debt was focused on assets with higher yields. Debt markets in Brazil, Ecuador, Argentina, and Nigeria were all strong performers for the six-month period.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Global High Yield Fund returned 19.69% for Class A shares and 19.21% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 19.99% return of the average Lipper(1) emerging markets debt fund over the same period. All share classes outperformed the 14.77% return of the J.P. Morgan EMBI Global Diversified Composite(2) for the six months ended June 30, 2003.

Some of the Fund's underperformance relative to its peers may have been due to corporate bond holdings, which tended to underperform sovereign debt in many countries.

STRATEGIC POSITIONING

The Fund started 2003 relatively neutrally weighted. As new money came into the Fund, we continued to add to holdings in Brazil and other higher-yielding markets, including Ecuador, Argentina, and Nigeria, all of which provided strong performance for the Fund. The Fund ended the six-month reporting period overweighted in these higher-yielding markets, and at midyear, it was positioned with a relatively long duration. We are comfortable with this positioning in many countries.

Strict monetary policies appear to be helping Brazil keep inflation on a downward trajectory, and in June 2003, the nation's central bank noted improving consumer confidence. Argentina is still in the process of recovering

                                                                               7
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                           -16.38
12/99                                                                            18.15
12/00                                                                             9.30
12/01                                                                            13.59
12/02                                                                            11.01
6/03                                                                             19.69
See footnote 1 on page 10 for more information on
  performance.

CLASS B AND CLASS C SHARES
[BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -16.82
12/99                                                                            17.01
12/00                                                                             8.58
12/01                                                                            12.69
12/02                                                                            10.33
6/03                                                                             19.21
Class C share returns reflect the historical performance of
  the Class B shares through 8/31/98. See footnote 1 on page
  10 for more information on performance.

from economic difficulties and is seeking to meet International Monetary Fund targets and strengthen confidence in the nation's financial system. Ecuador is undergoing similar efforts. On May 19, 2003, the IMF said of Ecuador: "the government's program contains the right policies to move the economy forward." Nigeria, which relies heavily on oil exports, may benefit from tight supplies during the summer months. The Nigerian government is in the process of making industrial and economic reforms to make its oil industry more productive and beneficial to the national economy.

Turkey's difficulties had an impact on the Fund's performance, and we are continuing to monitor the nation's progress toward meeting International Monetary Fund criteria. Looking ahead, we agree with the IMF that Turkey will "need to take steps to keep the fiscal program on track, and accelerate key

8

structural reforms." Turkey has strong incentives to take these steps, since successful completion of the IMF's fifth review would trigger a disbursement of US$500 million.

During the first half of 2003, the Fund remained fully invested and put new money to work quickly. The Fund's allocation to corporate bonds, however, tended to underperform government securities, which detracted from the Fund's performance. The Fund purchased corporate securities that we believed were undervalued by the marketplace, such as distressed Argentine debt.

The Fund's corporate-bond strategy worked well in January, but corporates weakened relative to government bonds in February and March of 2003. We continued to hold corporate bonds, based on their fundamental value and our belief that diversification is an effective risk-management tool. Indeed, during volatile periods when government bonds have traded down, the Fund's corporate paper has generally outperformed. We continue to believe in the long-term value of corporate bonds that we deem to be undervalued relative to comparable government securities.

We cannot rule out the possibility of a small correction this summer, despite a strong technical situation. Even so, the combination of short supply and a strong demand for yield-enhancing securities gives us confidence that emerging-market debt may continue to show strong performance in the second half of the year.

LOOKING AHEAD

As long as U.S. Treasury securities remain at very low yields and the Federal Reserve continues its accommodative policies, we believe that emerging-market debt will continue to offer attractive advantages for investors seeking higher yields.

In the second half of 2003, we expect Brazil to begin more aggressive debt management, perhaps buying back its amortizing debt and collateralized debt. This would strengthen Brazil's overall financial position and prove that the president is committed to stabilizing the nation's fiscal accounts.

Whatever individual markets or the world economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation will remain a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

                                                                               9
                                                                               -

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

10
-

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                SINCE INCEPTION
                        1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A             31.15%       10.91%        10.08%
    Class B             30.17%       10.06%        9.23%
    Class C             30.17%       10.06%        9.23%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                                SINCE INCEPTION
                        1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A             25.25%        9.90%        9.09%
    Class B             25.17%        9.79%        9.09%
    Class C             29.17%       10.06%        9.23%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                SINCE INCEPTION
                        1 YEAR       5 YEARS    THROUGH 6/30/03
    Class A           31 out of     22 out of    21 out of
                       50 funds     38 funds      38 funds
    Class B           36 out of     24 out of    24 out of
                       50 funds     38 funds      38 funds
    Class C           36 out of        n/a       31 out of
                       50 funds                   40 funds
    Average Lipper
    emerging markets
    debt fund           32.50%       10.95%        9.69%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                      NAV 6/30/03    INCOME      CAPITAL GAINS
    Class A            $10.26       $0.3534        $0.0000
    Class B            $10.22       $0.3180        $0.0000
    Class C            $10.22       $0.3180        $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

Portfolio of Investments* June 30, 2003 unaudited

                                                                              11
                                                                               -

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM BONDS (99.8%)+
BRADY BONDS (14.6%)

BRAZIL (8.3%)
Republic of Brazil
 Series 18 year
 2.1875%, due 4/15/12 (b).......  $ 800,000       $   600,000
 Series RG
 2.1875%, due 4/15/12 (b).......  1,825,000         1,368,750
 Series 20 year
 8.00%, due 4/15/14 (c).........  4,340,720         3,787,278
                                                  -----------
                                                    5,756,028
                                                  -----------
NIGERIA (1.5%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20............  1,250,000         1,068,750
                                                  -----------

PERU (2.2%)
Republic of Peru
 Series 20 year
 4.50%, due 3/7/17 (c)(d).......  2,075,000         1,577,000
                                                  -----------

VENEZUELA (2.1%)
Republic of Venezuela
 Series DL
 1.875%, due 12/18/07 (b).......  1,821,429         1,443,482
                                                  -----------

VIETNAM (0.5%)
Socialist Republic of Vietnam
 Series 30 year
 3.50%, due 3/12/28.............    500,000           343,291
                                                  -----------
Total Brady Bonds
 (Cost $8,576,232)..............                   10,188,551
                                                  -----------
CORPORATE BONDS (13.8%)

BRAZIL (0.7%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11...........    400,000           444,000
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08 (e).......    224,000            78,447
                                                  -----------
                                                      522,447
                                                  -----------
CHILE (0.3%)
Empresa Nacional de Electricidad
 S.A.
 Series B
 8.50%, due 4/1/09..............    170,000           181,945
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LUXEMBURG (1.2%)
Mobile Telesystems Finance
 9.75%, due 1/30/08 (a).........  $ 750,000       $   815,625
                                                  -----------

MAURITANIA (0.6%)
MEI Euro Finance Ltd.
 8.75%, due 5/22/10 (a).........    400,000           416,000
                                                  -----------

MEXICO (1.1%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12............    450,000           486,000
Telefonos De Mexico, S.A.
 8.25%, due 1/26/06.............    250,000           280,625
                                                  -----------
                                                      766,625
                                                  -----------
NETHERLANDS (0.7%)
Kazkommerts International BV
 8.50%, due 4/16/13 (a).........    200,000           199,000
Mobifon Holdings BV
 12.50%, due 7/31/10 (a)........    300,000           311,250
                                                  -----------
                                                      510,250
                                                  -----------
PHILIPPINES (0.9%)
Philippine Long Distance
 Telephone Co.
 11.375%, due 5/15/12...........    550,000           622,750
                                                  -----------

RUSSIA (3.9%)
AO Siberian Oil Co.
 11.50%, due 2/13/07............    550,000           639,925
Gazprom Oao
 9.625%, due 3/1/13 (a).........    580,000           639,450
Tyumen Oil Co.
 11.00%, due 11/6/07 (a)........    800,000           927,000
VimpelCom BV
 10.45%, due 4/26/05 (a)........    260,000           272,350
Wimm-Bill-Dann Foods OJSC
 8.50%, due 5/21/08 (a).........    250,000           261,875
                                                  -----------
                                                    2,740,600
                                                  -----------
UKRAINE (0.5%)
Kyivstar GSM Bonds
 12.75%, due 11/21/05...........    300,000           330,000
                                                  -----------

UNITED STATES (3.9%)
Adelphia Communications Corp.
 10.25%, due 6/15/11 (e)........    100,000            64,000
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).......    100,000            99,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

12
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

UNITED STATES (CONTINUED)
Pemex Project Funding Trust
 7.375%, due 12/15/14...........  $2,000,000      $ 2,190,000
Qwest Services Corp.
 13.50%, due 12/15/10 (a).......    300,000           339,000
                                                  -----------
                                                    2,692,500
                                                  -----------
Total Corporate Bonds
 (Cost $9,272,966)..............                    9,598,742
                                                  -----------
GOVERNMENTS & FEDERAL AGENCIES (68.5%)

ARGENTINA (1.3%)
Republic of Argentina
 1.369%, due 8/3/12 (b).........  1,500,000           892,500
                                                  -----------

BRAZIL (15.1%)
Republic of Brazil
 9.375%, due 4/7/08.............  1,250,000         1,231,250
 10.00%, due 1/16/07............    250,000           256,875
 10.125%, due 5/15/27...........  1,750,000         1,526,875
 11.00%, due 1/11/12 (c)........  1,650,000         1,641,750
 11.00%, due 8/17/40 (c)........  2,605,000         2,377,063
 11.50%, due 3/12/08............    850,000           890,375
 12.25%, due 3/6/30.............    500,000           502,500
 14.50%, due 10/15/09...........  1,800,000         2,083,500
                                                  -----------
                                                   10,510,188
                                                  -----------
BULGARIA (0.6%)
Republic of Bulgaria
 Series REGS
 8.25%, due 1/15/15.............    340,000           401,200
                                                  -----------

COLOMBIA (4.9%)
Republic of Colombia
 7.625%, due 2/15/07............    500,000           536,250
 8.625%, due 4/1/08.............    250,000           275,000
 10.00%, due 1/23/12............  1,050,000         1,176,000
 10.375%, due 1/28/33...........    500,000           575,000
 10.50%, due 7/9/10.............    430,000           494,500
 11.75%, due 2/25/20............    300,000           373,500
                                                  -----------
                                                    3,430,250
                                                  -----------
DOMINICAN REPUBLIC (1.1%)
Dominican Republic
 9.04%, due 1/23/13 (a).........    500,000           452,500
 9.50%, due 9/27/06 (a).........    320,000           304,000
                                                  -----------
                                                      756,500
                                                  -----------
ECUADOR (2.2%)
Republic of Ecuador
 Series REGS
 6.00%, due 8/15/30.............  1,750,000         1,032,500

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ECUADOR (CONTINUED)
Republic of Ecuador (Continued)
 Series REGS
 12.00%, due 11/15/12...........  $ 400,000       $   318,000
 12.00%, due 11/15/12 (a).......    225,000           184,500
                                                  -----------
                                                    1,535,000
                                                  -----------
EGYPT (1.1%)
Arab Republic of Egypt
 Series REGS
 8.75%, due 7/11/11.............    610,000           738,100
                                                  -----------

EL SALVADOR (0.6%)
Republic of El Salvador
 7.75%, due 1/24/23 (a).........    150,000           156,375
 8.25%, due 4/10/32 (a).........    250,000           242,500
                                                  -----------
                                                      398,875
                                                  -----------
IVORY COAST (0.4%)
Republic of Ivory Coast
 Series 20 year
 2.00%, due 3/29/18 (e).........  1,400,000           262,500
                                                  -----------

MEXICO (4.0%)
United Mexican States
 8.125%, due 12/30/19 (f).......  2,450,000         2,793,000
                                                  -----------

PANAMA (1.9%)
Republic of Panama
 8.25%, due 4/22/08.............    210,000           232,050
 9.375%, due 7/23/12............    200,000           232,000
 9.625%, due 2/8/11.............    770,000           893,200
                                                  -----------
                                                    1,357,250
                                                  -----------
PERU (2.0%)
Republic of Peru
 9.125%, due 2/21/12............  1,300,000         1,385,800
                                                  -----------

PHILIPPINES (3.7%)
Republic of Philippines
 9.375%, due 1/18/17............    510,000           559,725
 9.875%, due 1/15/19............    750,000           827,812
 10.625%, due 3/16/25 (c).......  1,000,000         1,163,750
                                                  -----------
                                                    2,551,287
                                                  -----------
RUSSIA (16.3%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30 (c).........  8,634,750         8,375,707
 5.00%, due 3/31/30 (a).........     28,205            27,359
 Series REGS
 8.25%, due 3/31/10.............    816,251           942,770
 8.25%, due 3/31/10 (a).........      3,289             3,799

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

RUSSIA (CONTINUED)
Russian Federation (Continued)
 Series REGS
 10.00%, due 6/26/07............  $1,067,000      $ 1,299,072
 Series REGS
 11.00%, due 7/24/18............    500,000           717,000
                                                  -----------
                                                   11,365,707
                                                  -----------
SOUTH AFRICA (1.6%)
Republic of South Africa
 7.375%, due 4/25/12............    950,000         1,090,125
                                                  -----------

TURKEY (5.0%)
Republic of Turkey
 9.875%, due 3/19/08............    500,000           500,625
 10.50%, due 1/13/08............    980,000         1,005,725
 11.875%, due 1/15/30...........    900,000           930,375
 12.375%, due 6/15/09...........  1,000,000         1,077,500
                                                  -----------
                                                    3,514,225
                                                  -----------
UKRAINE (2.3%)
Ukraine Government
 7.65%, due 6/11/13 (a).........    700,000           696,066
 Series REGS
 11.00%, due 3/15/07............    816,110           896,905
                                                  -----------
                                                    1,592,971
                                                  -----------
VENEZUELA (4.4%)
Republic of Venezuela
 Series C
 2.25%, due 12/31/03 (b)........    300,000           291,121
 9.25%, due 9/15/27.............  3,713,000         2,747,620
                                                  -----------
                                                    3,038,741
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $40,087,278).............                   47,614,219
                                                  -----------
LOAN PARTICIPATIONS (1.0%)

ALGERIA (0.5%)
Republic of Algeria
 Tranche 1
 2.625%, due 9/4/06 (g)(h)......    134,615           130,577
 Tranche 3
 2.625%, due 3/4/10 (g)(h)......    233,333           221,667
                                                  -----------
                                                      352,244
                                                  -----------
MOROCCO (0.2%)
Kingdom of Morocco
 Tranche A
 2.5625%, due 1/1/09 (g)(h).....    129,825           123,982
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
THAILAND (0.3%)
Thai Oil Ltd.
 Tranche 1-3
 2.3463%, due 3/31/10 (g)(h)....  $ 250,000       $   200,000
                                                  -----------
Total Loan Participations
 (Cost $624,640)................                      676,226
                                                  -----------
YANKEE BONDS (1.9%) (J)

ARGENTINA (1.3%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........     50,000            16,500
 Series 5, Tranche 1
 13.75%, due 5/1/09 (e).........    200,000            66,000
Multicanal S.A.
 13.125%, due 4/15/09 (e).......    200,000            60,000
YPF Sociedad Anonima
 9.125%, due 2/24/09............    650,000           724,750
                                                  -----------
                                                      867,250
                                                  -----------
MEXICO (0.1%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 11.75%, due 6/15/09............    100,000           102,000
                                                  -----------

UNITED STATES (0.5%)
Hynix Semiconductor America
 8.625%, due 5/15/07 (a)........    450,000           325,904
                                                  -----------
Total Yankee Bonds
 (Cost $1,426,242)..............                    1,295,154
                                                  -----------
Total Long-Term Bonds
 (Cost $59,987,358).............                   69,372,892
                                                  -----------
SHORT-TERM INVESTMENTS (14.4%)

COMMERCIAL PAPER (2.4%)
MPF II Ltd.
 1.4397%, due 7/1/03 (i)........  1,650,000         1,650,000
                                                  -----------
Total Commercial Paper
 (Cost $1,650,000)..............                    1,650,000
                                                  -----------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (0.5%)
AIM International Funds Group
 (i)............................    365,588           365,588
                                                  -----------
Total Investment Company
 (Cost $365,588)................                      365,588
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

14
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

MASTER NOTE (4.3%)
Bank of America Securities LLC
 1.50%, due 7/1/03 (i)..........  $3,000,000      $ 3,000,000
                                                  -----------
Total Master Note
 (Cost $3,000,000)..............                    3,000,000
                                                  -----------

REPURCHASE AGREEMENTS (7.2%)
Countrywide Securities Corp.
 1.455%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $3,000,120 (i)
 (Collateralized by Various
 Bonds with a Principal Amount
 of $8,265,749 and a Market
 Value of $3,126,934)...........  3,000,000         3,000,000
Lehman Brothers, Inc.
 1.4249%, dated 6/30/03
 due 7/1/03
 Proceeds at Maturity
 $2,000,078 (i)
 (Collateralized by Various
 Bonds
 with a Principal Amount of
 $4,842,265 and a Market Value
 of $2,023,698).................  2,000,000         2,000,000
                                                  -----------
                                                    5,000,000
                                                  -----------
Total Repurchase Agreements
 (Cost $5,000,000)..............                    5,000,000
                                                  -----------

                                                     VALUE
                                                  -----------
Total Short-Term Investments
 (Cost $10,015,588).............                  $10,015,588
                                                  -----------
Total Investments
 (Cost $70,002,946) (k).........      114.2%       79,388,480(l)
Liabilities in Excess of
 Cash and Other Assets..........      (14.2)       (9,844,052)
                                  ----------      -----------
Net Assets......................      100.0%      $69,544,428
                                  ==========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2003.
(c)  Represents security of which a portion is out on loan.
(d)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(e)  Issue in default.
(f)  Partially segregated as collateral for foreign currency forward contracts.
(g)  Restricted security.
(h)  Illiquid security.
(i)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(j)  Yankee bond--Dollar-denominated bonds issued in the
     United States by foreign banks and corporations.
(k)  The cost for federal income tax purposes is $70,273,808.
(l)  At June 30, 2003 net unrealized appreciation for
     securities was $9,114,672, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $9,795,286 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $680,614.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $70,002,946) including $10,015,588
  securities lending collateral.............................       $79,388,480
Deposits with brokers for securities loaned.................            15,509
Receivables:
  Interest..................................................         1,630,457
  Investment securities sold................................           731,543
  Fund shares sold..........................................           413,935
Unrealized appreciation on foreign currency forward
  contracts.................................................            11,889
Other assets................................................            20,991
                                                                   -----------
  Total assets..............................................        82,212,804
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................        10,031,097
Payables:
  Fund shares redeemed......................................         1,734,844
  Due to custodian..........................................           328,766
  Manager...................................................            44,819
  NYLIFE Distributors.......................................            38,112
  Transfer agent............................................            30,969
  Custodian.................................................             4,009
Accrued expenses............................................            34,727
Unrealized depreciation on foreign currency forward
  contracts.................................................            42,021
Dividend payable............................................           379,012
                                                                   -----------
  Total liabilities.........................................        12,668,376
                                                                   -----------
Net assets..................................................       $69,544,428
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    32,048
  Class B...................................................            24,548
  Class C...................................................            11,348
Additional paid-in capital..................................        60,920,252
Accumulated undistributed net investment income.............           164,950
Accumulated net realized loss on investments................        (1,019,142)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            54,770
Net unrealized appreciation on investments..................         9,385,534
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (29,880)
                                                                   -----------
Net assets..................................................       $69,544,428
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $32,875,985
                                                                   ===========
Shares of beneficial interest outstanding...................         3,204,806
                                                                   ===========
Net asset value per share outstanding.......................       $     10.26
Maximum sales charge (4.50% of offering price)..............              0.48
                                                                   -----------
Maximum offering price per share outstanding................       $     10.74
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $25,076,273
                                                                   ===========
Shares of beneficial interest outstanding...................         2,454,820
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.22
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $11,592,170
                                                                   ===========
Shares of beneficial interest outstanding...................         1,134,780
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.22
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $     3,492
  Interest..................................................    3,000,232
                                                              -----------
    Total income............................................    3,003,724
                                                              -----------
Expenses:
  Manager...................................................      217,948
  Transfer agent............................................       95,071
  Distribution--Class B.....................................       79,655
  Distribution--Class C.....................................       38,485
  Service--Class A..........................................       38,431
  Service--Class B..........................................       26,576
  Service--Class C..........................................       12,832
  Registration..............................................       22,674
  Professional..............................................       18,455
  Custodian.................................................       14,925
  Shareholder communication.................................       12,058
  Recordkeeping.............................................       12,031
  Amortization of organization expense......................        5,633
  Trustees..................................................        2,596
  Miscellaneous.............................................       13,025
                                                              -----------
    Total expenses..........................................      610,395
                                                              -----------
Net investment income.......................................    2,393,329
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
    Security transactions...................................      976,486
    Foreign currency transactions...........................       54,770
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    1,031,256
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
    Security transactions...................................    7,674,293
    Translation of other assets and liabilities in foreign
     currencies and foreign currency forward contracts......       (3,758)
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................    7,670,535
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    8,701,791
                                                              -----------
Net increase in net assets resulting from operations........  $11,095,120
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $  2,393,329    $  2,483,368
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      1,031,256        (191,294)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      7,670,535         882,718
                                                               ------------    ------------
  Net increase in net assets resulting from operations......     11,095,120       3,174,792
                                                               ------------    ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (1,136,836)     (1,251,113)
    Class B.................................................       (721,924)       (915,778)
    Class C.................................................       (344,513)       (365,897)
                                                               ------------    ------------
      Total dividends to shareholders.......................     (2,203,273)     (2,532,788)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     25,283,913      28,308,395
    Class B.................................................      8,499,871      12,560,634
    Class C.................................................      5,730,844       8,031,949
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        387,903         347,107
    Class B.................................................        359,217         559,957
    Class C.................................................        181,580         261,504
                                                               ------------    ------------
                                                                 40,443,328      50,069,546
  Cost of shares redeemed:
    Class A.................................................    (19,975,138)    (16,260,403)
    Class B.................................................     (3,518,053)     (3,289,731)
    Class C.................................................     (3,819,541)     (1,205,832)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................     13,130,596      29,313,580
                                                               ------------    ------------
      Net increase in net assets............................     22,022,443      29,955,584
NET ASSETS:
Beginning of period.........................................     47,521,985      17,566,401
                                                               ------------    ------------
End of period...............................................   $ 69,544,428    $ 47,521,985
                                                               ============    ============
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $    164,950    $    (25,106)
                                                               ============    ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months                                                            June 1*
                                                   ended                    Year ended December 31,                    through
                                                  June 30,       ----------------------------------------------      December 31,
                                                   2003+          2002         2001         2000         1999            1998
                                                 ----------      -------      -------      -------       ----        ------------
Net asset value at beginning of period.......     $  8.89        $  8.72      $  8.49      $  8.58      $  8.00        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income........................        0.38           0.73         0.85(f)      0.85         0.78           0.34(a)
Net realized and unrealized gain (loss) on
 investments.................................        1.33           0.19         0.24(f)     (0.08)        0.58          (1.99)
Net realized and unrealized gain (loss) on
 foreign currency transactions...............        0.01          (0.01)          --        (0.00)(b)     0.01          (0.01)
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations.............        1.72           0.91         1.09         0.77         1.37          (1.66)
                                                  -------        -------      -------      -------      -------        -------
Less dividends from net investment income....       (0.35)         (0.74)       (0.86)       (0.86)       (0.79)         (0.34)
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period.............     $ 10.26        $  8.89      $  8.72      $  8.49      $  8.58        $  8.00
                                                  =======        =======      =======      =======      =======        =======
Total investment return (c)..................       19.69%         11.01%       13.59%        9.30%       18.15%        (16.38%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.....................        8.07%++        8.49%       10.11%(f)    10.05%        9.57%          7.40%++
   Net expenses..............................        1.58%++        1.70%        1.70%        1.71%(d)     1.70%          3.39%++
   Expenses (before waiver and
    reimbursement)...........................        1.58%++        1.91%        2.27%        2.53%        2.78%          3.59%++
Portfolio turnover rate......................          25%            92%         111%          96%         104%            96%
Net assets at end of period (in 000's).......     $32,876        $22,754      $ 9,894      $ 8,827      $ 8,186        $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A      Class B      Class C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                                     Class B
    ---------------------------------------------------------------------------------------------------------
    Six months                                                                                     June 1*
      ended                                 Year ended December 31,                                through
     June 30,            -------------------------------------------------------------           December 31,
      2003+               2002              2001              2000              1999                 1998
    ----------           -------           -------           -------            ----             ------------
     $  8.86             $  8.68           $  8.46           $  8.54           $  7.98             $ 10.00
     -------             -------           -------           -------           -------             -------
        0.35                0.67              0.79(f)           0.79              0.71                0.32(a)
        1.32                0.20              0.23(f)          (0.08)             0.56               (2.01)
        0.01               (0.01)               --             (0.00)(b)          0.01               (0.01)
     -------             -------           -------           -------           -------             -------
        1.68                0.86              1.02              0.71              1.28               (1.70)
     -------             -------           -------           -------           -------             -------
       (0.32)              (0.68)            (0.80)            (0.79)            (0.72)              (0.32)
     -------             -------           -------           -------           -------             -------
     $ 10.22             $  8.86           $  8.68           $  8.46           $  8.54             $  7.98
     =======             =======           =======           =======           =======             =======
       19.21%              10.33%            12.69%             8.58%            17.01%             (16.82%)
        7.32%++             7.74%             9.36%(f)          9.30%             8.82%               6.65%++
        2.33%++             2.45%             2.45%             2.46%(d)          2.45%               4.14%++
        2.33%++             2.66%             3.02%             3.28%             3.53%               4.34%++
          25%                 92%              111%               96%              104%                 96%
     $25,076             $16,708           $ 6,715           $ 5,498           $ 3,756             $ 2,532

                                                      Class C
     ----------------------------------------------------------------------------------------------------------
     Six months                                                                                   September 1**
       ended                                 Year ended December 31,                                 through
      June 30,            -------------------------------------------------------------           December 31,
       2003+               2002              2001              2000              1999                 1998
     ----------           -------           -------           -------            ----             -------------
      $  8.86             $  8.68           $  8.46           $  8.54           $  7.98              $  7.18
      -------             -------           -------           -------           -------              -------
         0.35                0.67              0.79(f)           0.79              0.71                 0.27(a)
         1.32                0.20              0.23(f)          (0.08)             0.56                 0.81
         0.01               (0.01)               --             (0.00)(b)          0.01                (0.01)
      -------             -------           -------           -------           -------              -------
         1.68                0.86              1.02              0.71              1.28                 1.07
      -------             -------           -------           -------           -------              -------
        (0.32)              (0.68)            (0.80)            (0.79)            (0.72)               (0.27)
      -------             -------           -------           -------           -------              -------
      $ 10.22             $  8.86           $  8.68           $  8.46           $  8.54              $  7.98
      =======             =======           =======           =======           =======              =======
        19.21%              10.33%            12.69%             8.58%            17.01%               14.99%
         7.32%++             7.74%             9.36%(f)          9.30%             8.82%                6.65%++
         2.33%++             2.45%             2.45%             2.46%(d)          2.45%                4.14%++
         2.33%++             2.66%             3.02%             3.28%             3.53%                4.34%++
           25%                 92%              111%               96%              104%                  96%
      $11,592             $ 8,060           $   957           $   460           $    79              $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Global High Yield Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Yield Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements unaudited

                                                                              21
                                                                               -

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent or brokers but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to

MainStay Global High Yield Fund

22
-

hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2003:

                                                               CONTRACT    CONTRACT      UNREALIZED
                                                                AMOUNT      AMOUNT     APPRECIATION/
                                                                 SOLD      PURCHASED   (DEPRECIATION)
                                                              ----------   ---------   --------------
FOREIGN CURRENCY SALE CONTRACTS
Euro vs. U.S. Dollar, expiring 7/1/03.......................  E  206,000   $219,308       $(17,409)
Swiss Franc vs. U.S. Dollar, expiring 7/25/03...............  CF 824,820   $600,000         (9,770)

                                                               CONTRACT    CONTRACT
                                                                AMOUNT      AMOUNT
                                                              PURCHASED      SOLD
                                                              ----------   ---------
FOREIGN CURRENCY BUY CONTRACTS
Euro vs. U.S. Dollar, expiring 7/1/03.......................  E  206,000   $224,828         11,889
Swiss Franc vs. U.S. Dollar, expiring 7/25/03...............  CF 824,820   $624,612        (14,842)
                                                                                          --------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                              $(30,132)
                                                                                          ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to

                                                                              23
                                                                               -

close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Net income earned on securities lending amounted to $10,262, net of broker fees and rebates, for the six months ended June 30, 2003, and is included as interest income on the Statement of Operations.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2003:

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              6/30/03        OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Kingdom of Morocco
  Tranche A
  2.5625%, due 1/1/09..............  11/30/99-1/6/00   $129,825    $121,608   $123,982      0.2%
Republic of Algeria
  Tranche 1
  2.625%, due 9/4/06...............   8/13/99-1/6/00    134,615     117,445    130,577      0.2
  Tranche 3
  2.625%, due 3/4/10...............          10/3/02    233,333     208,161    221,667      0.3
Thai Oil Ltd.
  Tranche 1-3
  2.3463%, due 3/31/10.............           3/7/03    250,000     177,426    200,000      0.3
                                                                   --------   --------      ---
                                                                   $624,640   $676,226      1.0%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK.  The Fund invests in Loan
Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender

MainStay Global High Yield Fund

24
-

or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and were amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, was as follows:

Distributions paid from ordinary income:                           $2,532,788

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

                                                                              25
                                                                               -

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of

MainStay Global High Yield Fund

26
-

Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $217,948. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended June 30, 2003.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $15,386 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $13,104, $31,788 and $4,063 respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer,

                                                                              27
                                                                               -

dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses to NYLIM Service for the six months ended June 30, 2003 amounted to $95,071.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, New York Life held shares of Class A with a net asset value of $9,234,000. This represents 28.1% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of New York Life amounted to $645 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,031 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,707,429 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2006...................................................  $  377
     2007...................................................   1,059
     2009...................................................     271
                                                              ------
                                                              $1,707
                                                              ======

MainStay Global High Yield Fund

28
-

In addition, the Fund intends to elect to treat for federal income tax purposes $17,538 of qualifying capital losses and $30,582 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

The Fund utilized $145,793 of capital loss carryforward during the year ended December 31, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $31,286 and $14,688, respectively.

As of June 30, 2003, the Fund had securities on loan with an aggregate market value of $8,815,591. The Fund received $10,031,097 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                    JUNE 30, 2003*                DECEMBER 31, 2002
                                              ---------------------------   -----------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                                              -------   -------   -------   -------   -------   ---------
Shares sold.................................   2,682      887       603      3,271     1,436       909
Shares issued in reinvestment of
  dividends.................................      40       38        19         40        65        31
                                              ------     ----      ----     ------     -----      ----
                                               2,722      925       622      3,311     1,501       940
Shares redeemed.............................  (2,076)    (357)     (397)    (1,887)     (387)     (140)
                                              ------     ----      ----     ------     -----      ----
Net increase................................     646      568       225      1,424     1,114       800
                                              ======     ====      ====     ======     =====      ====

-------
* Unaudited.

                                                                              29
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                                   Blank Page

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSGH10-08/03
                      NYLIM-A03693                                            20
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity
                                                              Index Fund versus S&P 500(R) Index and
                                                              Inflation                                        4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   21
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

4

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -3.45%, 5 Years -2.96%, 10 Years 8.78%

                                  [LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
                                                          FUND                  S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------         ----------------           ------------------
6/30/93                                                  9700.00                    10000.00                    10000.00
6/94                                                     9751.00                    10141.00                    10249.00
6/95                                                    12172.00                    12784.00                    10561.00
6/96                                                    15179.00                    16108.00                    10859.00
6/97                                                    20296.00                    21698.00                    11102.00
6/98                                                    26165.00                    28242.00                    11282.00
6/99                                                    31890.00                    34669.00                    11504.00
6/00                                                    33907.00                    37182.00                    11933.00
6/01                                                    28717.00                    31668.00                    12322.00
6/02                                                    23318.00                    25971.00                    12453.00
6/30/03                                                 23209.00                    26037.00                    12723.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -

-------
1. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or average.
2. See footnote and table on page 9 for more information about Lipper Inc.
3. See footnote on page 4 for more information about the S&P 500 Index.
4. The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the semiannual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.
5. All percentages reflect total returns for the six-month period ended June 30, 2003.

Portfolio Management Discussion and Analysis

The first half of 2003 saw significant swings in the U.S. equity markets. Although investors tried to spark a sustainable rally at the start of the new year, geopolitical pressures--including the threat of military conflict in Iraq--drove equity prices down from mid-January through early March.

The market began to recover before coalition forces entered Iraq, and the progress of the war continued to influence equity investors in March and April 2003. Any significant advances on the military front translated into notable advances for the major equity indices, as evidenced by the 1,000-point surge in the Dow Jones Industrial Average(1) in mid-March. On the other hand, coalition setbacks were accompanied by steep declines in the U.S. equity markets. On May 1, 2003, President Bush announced that major combat operations in Iraq had ended, and investors celebrated the fact that a protracted war had been avoided.

The equity markets continued to rally through the second week in June, largely driven by declining energy costs, improving corporate profits, and a general turnaround in investor sentiment. Assets flowed back into equities, and the broad market provided double-digit positive returns for both the three-month and the six-month periods ended June 30, 2003.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Equity Index Fund returned 11.22% for Class A shares, excluding all sales charges. The Fund underperformed the 11.37% return of the average Lipper(2) S&P 500 Index objective fund over the same period. The Fund also underperformed the 11.76% return of the S&P 500(R) Index(3) for the six months ended June 30, 2003. Since the Fund incurs actual expenses that a hypothetical index does not, there will be times when the Fund lags the Index.

STRONG PERFORMERS

Based on total return alone, the top-performing subindustry(4) in the S&P 500 Index for the first half of 2003 was Internet software & services (+100.35%),(5) followed by computer & electronics retail (+63.45%), Internet retail (+53.61%), computer storage and peripherals (+52.67%), and wireless telecommunication services (+47.63%).

When both total returns and weightings were taken into account, the five subindustries making the greatest positive contribution to the performance of the S&P 500 Index were pharmaceuticals (+7.69%), semiconductors (+30.43%),

6

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71
12/01                                                                           -12.65
12/02                                                                           -22.70
6/03                                                                             11.22

See footnote 1 on page 9 for more information on performance.

industrial conglomerates (+14.69%), computer hardware (+15.00%), and biotechnology (+32.84%).

Based on total returns alone, the five top-performing stocks in the S&P 500 Index for the six months ended June 30, 2003, were Dynegy (+255.93), Williams Cos. (+192.59%), Avaya (+163.67%), Corning (+123.26%), and PMC-Sierra (110.97%).
During the same period, several stocks with lower returns but higher weightings in the Index made a larger positive contribution to the performance of the S&P 500 Index when both total returns and weightings were taken into account. On this basis, the leader was General Electric (+17.78%), followed by Citigroup (+21.63%), Intel (+33.49%), Cisco Systems (+27.40%), and Amgen (+37.44%).

WEAK PERFORMERS

Based on total returns alone, the worst-performing subindustry in the S&P 500 Index was photo products (-21.95%), followed by health care facilities (-21.81%), motorcycle manufacturers (-13.73%), metal & glass containers (-10.41%), and trading companies & distributors (-9.29%). Taking both total returns and weightings into account, the subindustry that had the greatest negative impact on the performance of the Index was health care facilities (-21.81%), followed by integrated telecommunications (-2.27%), multi-line insurance (-2.97%), packaged foods (-2.25%), and photo products (-21.95%).

Measured on the basis of total returns alone, the worst-performing stocks in the S&P 500 Index over the semiannual period were Tenet Healthcare (-28.96%), J.C. Penney (-26.77%), AT&T (-26.27%), UNUMProvident (-23.55%), and Goodyear

                                                                               7
                                                                               -

Tire & Rubber (-22.91%). The company whose stock had the greatest negative impact on the Index, taking both weightings and total returns into account, was American International Group (-4.62%), followed by Johnson & Johnson (-3.74%), Freddie Mac (-14.02%), Schering-Plough (-16.22%), and AT&T (-26.27%).

INDEX ADJUSTMENTS

From time to time, Standard & Poor's adjusts the makeup of the Index following corporate actions, such as mergers, acquisitions, spin-offs, and similar events. In addition, the makeup of the Index may be adjusted to reflect changing assessments by Standard & Poor's of which businesses and industries are having a major impact on the U.S. economy. During the first half of 2003, there were just five additions to and five deletions from the S&P 500 Index, compared to 10 additions and 10 deletions during the first half of 2002.

In February 2003, Rational Software was deleted from the Index and replaced by AutoNation. In March, troubled AMR, the parent company of American Airlines, was removed from the Index when the company's market capitalization and price per share became unacceptably low. AMR was replaced by Apartment Investment & Management. Also in March, HEALTHSOUTH was deleted from the Index, after the SEC charged the company and its CEO with "a massive accounting fraud." McCormick & Company, a manufacturer, marketer, and distributor of spices, seasonings, and flavors, replaced HEALTHSOUTH in the Index.

Household International was deleted at the end of the first quarter. Household International was bought out by foreign-owned HSBC, and thus became ineligible for a place in the Index. Household International was replaced by Symantec. During the second quarter, Pharmacia was deleted from the Index and replaced by Federated Investors. Pharmacia was acquired by S&P 500 component Pfizer.

LOOKING AHEAD

Investors must now grapple with the question of whether the bullish market sentiment of the second quarter is sustainable or whether deteriorating economic fundamentals will cause U.S. equities to decline.

There are a number of reasons why many believe that the recent market rally may have been based on a weak foundation. Although first-quarter corporate-earnings results were better than expected, bottom-line improvements came primarily from cost-cutting rather than from real increases in demand. Second, much of the rally was based on expectations of an improving economy in the second half of 2003. If the improvements don't come, the market is likely to reflect investor disappointment. Third, consumer confidence came in at a

8

higher-than-anticipated reading in June, and the housing market continued to post record sales. Manufacturing, on the other hand, remained sluggish, as the Institute for Supply Management's indicator edged up nominally to a 49.8 reading in June, which suggests that manufacturing as a whole was still contracting. Finally, in June 2003, the U.S. unemployment rate reached 6.4%, a level that hasn't been seen since April 1994.(6)

In our view, the equity markets may well be able to shake off this "gloom and doom" scenario in the near future. Interest rates, as impacted by the Federal Reserve's monetary easing in June 2003, have reached their lowest levels in 45 years. This gives investors good reason to put their money in equities. There is also evidence that investors continue to hold a substantial amount of cash on the sidelines, which may help boost the equity markets if the indices continue to trend higher and assets continue to move into equities.

As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total-return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

-------

6. Source: Bureau of Labor Statistics.

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/03
    Class A               -0.47%      -2.37%      9.12%        10.25%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/03
    Class A               -3.45%      -2.96%      8.78%         9.98%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/03
    Equity Index Fund   114 out of   75 out of  30 out of     12 out of
                         173 funds   91 funds   31 funds      12 funds
    Average Lipper S&P
    500 Index
    objective fund        -0.38%      -2.12%      9.64%        10.91%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                          NAV 6/30/03   INCOME    CAPITAL GAINS
    Class A                  $32.11     $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 6/30/03.

MainStay Equity Index Fund

10
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (98.0%)+

AEROSPACE & DEFENSE (1.7%)
Boeing Co. (The)...............      56,210       $  1,929,127
General Dynamics Corp. ........      13,505            979,113
Goodrich Corp. ................       8,349            175,329
Honeywell International,
 Inc. .........................      57,211          1,536,115
Lockheed Martin Corp. .........      30,431          1,447,603
Northrop Grumman Corp. ........      12,197          1,052,479
Raytheon Co. ..................      27,878            915,514
Rockwell Collins, Inc. ........      12,607            310,510
United Technologies Corp. .....      31,436          2,226,612
                                                  ------------
                                                    10,572,402
                                                  ------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. ...................      19,934          1,236,506
Ryder System, Inc. ............       4,537            116,238
United Parcel Service, Inc.
 Class B.......................      75,675          4,820,497
                                                  ------------
                                                     6,173,241
                                                  ------------
AIRLINES (0.2%)
Delta Air Lines, Inc. .........       9,243            135,687
Southwest Airlines Co. ........      52,156            897,083
                                                  ------------
                                                     1,032,770
                                                  ------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. ......       5,592             98,363
Dana Corp. ....................      11,537            133,368
Delphi Corp. ..................      37,649            324,911
Goodyear Tire & Rubber Co.
 (The) (a).....................      11,791             61,903
Johnson Controls, Inc. ........       5,930            507,608
Visteon Corp. .................       9,920             68,150
                                                  ------------
                                                     1,194,303
                                                  ------------
AUTOMOBILES (0.6%)
Ford Motor Co. ................     122,696          1,348,429
General Motors Corp. ..........      37,490          1,349,640
Harley-Davidson, Inc. .........      20,369            811,908
                                                  ------------
                                                     3,509,977
                                                  ------------
BANKS (7.2%)
AmSouth Bancorporation.........      23,735            518,372
Bank of America Corp. .........     101,104          7,990,249
Bank of New York Co., Inc.
 (The).........................      52,041          1,496,179
Bank One Corp. ................      77,125          2,867,508
BB&T Corp. ....................      31,520          1,081,136
Charter One Financial, Inc. ...      15,203            474,030
Comerica, Inc. ................      11,728            545,352
Fifth Third Bancorp............      38,877          2,229,207
First Tennessee National
 Corp. ........................       8,476            372,181
FleetBoston Financial Corp. ...      70,182          2,085,107
Golden West Financial Corp. ...      10,354            828,424
Huntington Bancshares, Inc. ...      15,916            310,680
KeyCorp........................      28,355            716,531
Marshall & Ilsley Corp. .......      15,227            465,642

                                   SHARES            VALUE
                                 -----------------------------
BANKS (CONTINUED)
Mellon Financial Corp. ........      29,011       $    805,055
National City Corp. ...........      40,858          1,336,465
North Fork Bancorp, Inc. ......      10,900            371,254
Northern Trust Corp. ..........      14,807            618,785
PNC Financial Services Group,
 Inc. (The)....................      18,942            924,559
Regions Financial Corp. .......      14,780            499,268
SouthTrust Corp. ..............      23,067            627,422
SunTrust Banks, Inc. ..........      18,883          1,120,517
Synovus Financial Corp. .......      20,395            438,493
U.S. Bancorp...................     128,957          3,159,447
Union Planters Corp. ..........      13,207            409,813
Wachovia Corp. ................      90,845          3,630,166
Washington Mutual, Inc. .......      62,548          2,583,232
Wells Fargo Co. ...............     113,133          5,701,903
Zions Bancorp..................       6,118            309,632
                                                  ------------
                                                    44,516,609
                                                  ------------
BEVERAGES (2.8%)
Anheuser-Busch Cos., Inc. .....      56,351          2,876,719
Brown-Forman Corp. Class B.....       4,024            316,367
Coca-Cola Co. (The) (c)........     166,336          7,719,654
Coca-Cola Enterprises, Inc. ...      30,082            545,988
Coors (Adolph) Co. Class B.....       2,412            118,140
Pepsi Bottling Group, Inc.
 (The).........................      18,293            366,226
PepsiCo, Inc. .................     116,307          5,175,661
                                                  ------------
                                                    17,118,755
                                                  ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)................      85,020          5,648,729
Biogen, Inc. (a)...............       9,950            378,100
Chiron Corp. (a)...............      12,834            561,102
Genzyme Corp. (a)..............      14,329            598,952
MedImmune, Inc. (a)............      16,796            610,871
                                                  ------------
                                                     7,797,754
                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................       5,105            377,413
Crane Co. .....................       4,614            104,415
Masco Corp. ...................      31,683            755,639
                                                  ------------
                                                     1,237,467
                                                  ------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. .........................      15,148            630,157
Dow Chemical Co. (The).........      61,377          1,900,232
E.I. du Pont de Nemours &
 Co. ..........................      66,958          2,788,131
Eastman Chemical Co. ..........       5,219            165,286
Ecolab, Inc. ..................      17,448            446,669
Englehard Corp. ...............       8,643            214,087
Great Lakes Chemical Corp. ....       3,664             74,746
Hercules, Inc. (a).............       7,578             75,022
International Flavors &
 Fragrances, Inc. .............       6,664            212,781
Monsanto Co. ..................      17,426            377,099
PPG Industries, Inc. ..........      11,332            574,986
Praxair, Inc. .................      11,133            669,093


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                                                              11
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

CHEMICALS (CONTINUED)
Rohm & Haas Co. ...............      14,808       $    459,492
Sigma-Aldrich Corp. ...........       5,005            271,171
                                                  ------------
                                                     8,858,952
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Allied Waste Industries, Inc.
 (a)...........................      14,200            142,710
Apollo Group, Inc. Class A
 (a)...........................      11,728            724,321
Automatic Data Processing,
 Inc. .........................      40,093          1,357,549
Avery Dennison Corp. ..........       7,338            368,368
Block (H&R), Inc. .............      12,277            530,980
Cendant Corp. (a)..............      68,835          1,261,057
Cintas Corp. ..................      11,467            406,391
Concord EFS, Inc. (a)..........      32,836            483,346
Convergys Corp. (a)............       9,867            157,872
Deluxe Corp. ..................       3,961            177,453
Donnelley (R.R.) & Sons Co. ...       7,623            199,265
Equifax, Inc. .................       9,462            246,012
First Data Corp. ..............      50,299          2,084,391
Fiserv, Inc. (a)...............      12,748            453,956
Paychex, Inc. .................      25,339            742,686
Pitney Bowes, Inc. ............      15,786            606,340
Robert Half International, Inc.
 (a)...........................      12,328            233,492
Sabre Holdings Corp. ..........       9,595            236,517
Waste Management, Inc. ........      40,084            965,624
                                                  ------------
                                                    11,378,330
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc.
 (a)...........................      57,571            134,025
Andrew Corp. (a)...............       5,962             54,850
Avaya, Inc. (a)................      27,209            175,770
CIENA Corp. (a)................      31,455            163,251
Cisco Systems, Inc. (a)........     474,038          7,911,694
Comverse Technology, Inc.
 (a)...........................      12,621            189,694
Corning, Inc. (a)..............      85,492            631,786
JDS Uniphase Corp. (a).........      91,110            319,796
Lucent Technologies, Inc.
 (a)...........................     278,466            565,286
Motorola, Inc. ................     153,811          1,450,438
QUALCOMM, Inc. ................      52,685          1,883,489
Scientific-Atlanta, Inc. ......      10,919            260,309
Tellabs, Inc. (a)..............      27,685            181,891
                                                  ------------
                                                    13,922,279
                                                  ------------
COMPUTERS & PERIPHERALS (3.9%)
Apple Computer, Inc. (a).......      24,089            460,582
Dell Computer Corp. (a)........     173,600          5,548,256
EMC Corp. (a)..................     147,019          1,539,289
Gateway, Inc. (a)..............      24,077             87,881
Hewlett-Packard Co. ...........     205,479          4,376,703
International Business Machines
 Corp. ........................     116,802          9,636,165
Lexmark International, Inc.
 (a)...........................       8,376            592,769
NCR Corp. (a)..................       7,176            183,849

                                   SHARES            VALUE
                                 -----------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Network Appliance, Inc. (a)....      22,699       $    367,951
Sun Microsystems, Inc. (a).....     213,598            982,551
                                                  ------------
                                                    23,775,996
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp. ...................       5,675            190,907
McDermott International, Inc.
 (a)...........................       4,500             28,485
                                                  ------------
                                                       219,392
                                                  ------------
CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co. ..........       7,188            266,459
                                                  ------------

CONTAINERS & PACKAGING (0.2%)
Ball Corp. ....................       3,783            172,164
Bemis Co., Inc. ...............       3,520            164,736
Pactiv Corp. (a)...............      10,695            210,798
Sealed Air Corp. (a)...........       5,681            270,757
Temple-Inland, Inc. ...........       3,870            166,062
                                                  ------------
                                                       984,517
                                                  ------------
DIVERSIFIED FINANCIALS (7.9%)
American Express Co. ..........      87,564          3,661,051
Bear Stearns Cos., Inc.
 (The).........................       6,684            484,055
Capital One Financial Corp. ...      15,480            761,306
Charles Schwab Corp. (The).....      90,440            912,540
Citigroup, Inc. ...............     347,692         14,881,218
Countrywide Financial Corp. ...       8,789            611,451
Fannie Mae.....................      66,196          4,464,258
Federated Investors, Inc. Class
 B.............................       7,600            208,392
Franklin Resources, Inc. ......      17,237            673,450
Freddie Mac....................      46,377          2,354,560
Goldman Sachs Group, Inc.
 (The).........................      31,738          2,658,058
Janus Capital Group, Inc. .....      16,061            263,400
JP Morgan Chase & Co. .........     137,133          4,687,206
Lehman Brothers Holdings,
 Inc. .........................      16,256          1,080,699
MBNA Corp. ....................      85,391          1,779,548
Merrill Lynch & Co., Inc. .....      62,419          2,913,719
Moody's Corp. .................      10,171            536,113
Morgan Stanley.................      72,885          3,115,834
Principal Financial Group (The)
 (a)...........................      22,583            728,302
Providian Financial Corp.
 (a)...........................      19,471            180,301
SLM Corp. .....................      10,149            397,536
State Street Corp. ............      22,157            872,986
T.Rowe Price Group, Inc. ......       8,203            309,663
                                                  ------------
                                                    48,535,646
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
ALLTEL Corp. ..................      20,836          1,004,712
AT&T Corp. ....................      52,737          1,015,187
BellSouth Corp. ...............     125,290          3,336,473
CenturyTel, Inc. ..............       9,514            331,563
Citizens Communications Co.
 (a)...........................      19,440            250,582
Qwest Communications
 International, Inc. (a).......     113,304            541,593
SBC Communications, Inc. ......     223,484          5,710,016


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

12
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Corp. (FON Group).......      59,781       $    860,846
Verizon Communications,
 Inc. .........................     185,768          7,328,548
                                                  ------------
                                                    20,379,520
                                                  ------------
ELECTRIC UTILITIES (2.3%)
Allegheny Energy, Inc. (a).....       9,059             76,549
Ameren Corp. ..................      11,054            487,481
American Electric Power Co.,
 Inc. .........................      26,732            797,416
CenterPoint Energy, Inc. ......      21,913            178,591
Cinergy Corp. .................      11,884            437,212
CMS Energy Corp. (a)...........       9,720             78,732
Consolidated Edison, Inc. .....      14,923            645,867
Constellation Energy Group,
 Inc. .........................      10,995            377,128
Dominion Resources, Inc. ......      20,585          1,322,979
DTE Energy Co. ................      11,158            431,145
Edison International, Inc.
 (a)...........................      21,784            357,911
Entergy Corp. .................      14,843            783,414
Exelon Corp. ..................      21,581          1,290,760
FirstEnergy Corp. .............      19,913            765,655
FPL Group, Inc. ...............      12,264            819,848
PG&E Corp. (a).................      27,211            575,513
Pinnacle West Capital Corp. ...       6,350            237,808
PPL Corp. .....................      10,992            472,656
Progress Energy, Inc. .........      15,886            697,395
Public Service Enterprise
 Group, Inc. ..................      14,886            628,933
Southern Co. (The).............      48,247          1,503,377
TECO Energy, Inc. .............      12,748            152,849
TXU Corp. .....................      21,516            483,034
Xcel Energy, Inc. .............      26,606            400,154
                                                  ------------
                                                    14,002,407
                                                  ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.
 (a)...........................      13,222            206,131
Cooper Industries, Ltd. Class
 A.............................       6,617            273,282
Emerson Electric Co. ..........      28,165          1,439,232
Power-One, Inc. (a)............       5,398             38,596
Rockwell Automation, Inc. .....      12,486            297,666
Thomas & Betts Corp. (a).......       4,387             63,392
                                                  ------------
                                                     2,318,299
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
 (a)...........................      31,249            610,918
Jabil Circuit, Inc. (a)........      13,331            294,615
Millipore Corp. (a)............       3,372            149,616
Molex, Inc. ...................      13,438            362,692
PerkinElmer, Inc. .............       9,009            124,414
Sanmina-SCI Corp. (a)..........      34,271            216,250
Solectron Corp. (a)............      59,271            221,673
Symbol Technologies, Inc.
 (a)...........................      16,209            210,879
Tektronix, Inc. (a)............       6,308            136,253
Thermo Electron Corp. (a)......      11,039            232,040
Waters Corp. (a)...............       8,060            234,788
                                                  ------------
                                                     2,794,138
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc. ............      22,700       $    762,039
BJ Services Co. (a)............      10,585            395,455
Halliburton Co. ...............      29,166            670,818
Nabors Industries, Ltd. (a)....       9,667            382,330
Noble Corp. (a)................       8,982            308,083
Rowan Co., Inc. (a)............       6,307            141,277
Schlumberger Ltd. .............      38,889          1,849,950
Transocean, Inc. (a)...........      21,353            469,125
                                                  ------------
                                                     4,979,077
                                                  ------------
FOOD & DRUG RETAILING (1.0%)
Albertson's, Inc. .............      24,962            479,271
CVS Corp. .....................      26,439            741,085
Kroger Co. (The) (a)...........      51,028            851,147
Safeway, Inc. (a)..............      29,453            602,608
SUPERVALU, Inc. ...............       8,962            191,070
SYSCO Corp. ...................      43,743          1,314,040
Walgreen Co. ..................      68,963          2,075,786
Winn-Dixie Stores, Inc. .......       9,978            122,829
                                                  ------------
                                                     6,377,836
                                                  ------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co. ....      43,428            558,918
Campbell Soup Co. .............      27,443            672,354
ConAgra Foods, Inc. ...........      36,111            852,220
General Mills, Inc. ...........      24,648          1,168,562
Heinz (H.J.) Co. ..............      23,536            776,217
Hershey Foods Corp. ...........       8,859            617,118
Kellogg Co. ...................      27,436            942,975
McCormick & Co., Inc. .........       9,700            263,840
Sara Lee Corp. ................      52,299            983,744
Wm. Wrigley Jr. Co. ...........      15,195            854,415
                                                  ------------
                                                     7,690,363
                                                  ------------
GAS UTILITIES (0.3%)
KeySpan Corp. .................      10,571            374,742
Kinder Morgan, Inc. ...........       8,170            446,490
Nicor, Inc. ...................       2,943            109,215
NiSource, Inc. ................      17,752            337,288
Peoples Energy Corp. ..........       2,711            116,275
Sempra Energy..................      13,880            395,996
                                                  ------------
                                                     1,780,006
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied
 Biosystems Group..............      14,762            280,921
Bard (C.R.), Inc. .............       3,480            248,159
Bausch & Lomb, Inc. ...........       3,623            135,862
Baxter International, Inc. ....      39,617          1,030,042
Becton, Dickinson & Co. .......      17,485            679,292
Biomet, Inc. (a)...............      17,266            494,844
Boston Scientific Corp. (a)....      27,301          1,668,091
Guidant Corp. (a)..............      20,464            908,397
Medtronic, Inc. ...............      82,058          3,936,322
St. Jude Medical, Inc. (a).....      11,876            682,870


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Stryker Corp. .................      13,292       $    922,066
Zimmer Holdings, Inc. (a)......      13,019            586,506
                                                  ------------
                                                    11,573,372
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
Aetna, Inc. (a)................      10,082            606,936
AmerisourceBergen Corp. .......       7,589            526,297
Anthem, Inc. (a)...............       9,351            721,430
Cardinal Health, Inc. .........      30,188          1,941,088
CIGNA Corp. ...................       9,337            438,279
HCA, Inc. .....................      34,262          1,097,754
Health Management Associates,
 Inc. .........................      16,065            296,399
Humana, Inc. (a)...............      10,875            164,213
IMS Health, Inc. ..............      16,474            296,367
Manor Care, Inc. (a)...........       6,015            150,435
McKesson Corp. ................      19,428            694,357
Quest Diagnostics, Inc. (a)....       7,300            465,740
Quintiles Transnational Corp.
 (a)...........................       8,824            125,213
Tenet Healthcare Corp. (a).....      31,077            362,047
UnitedHealth Group, Inc. ......      39,538          1,986,785
WellPoint Health Networks, Inc.
 (a)...........................       9,906            835,076
                                                  ------------
                                                    10,708,416
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp. ................      41,986          1,364,965
Darden Restaurants, Inc. ......      11,493            218,137
Harrah's Entertainment, Inc.
 (a)...........................       7,790            313,470
Hilton Hotels Corp. ...........      26,367            337,228
International Game
 Technology....................       5,702            583,486
Marriott International, Inc.
 Class A.......................      15,641            600,927
McDonald's Corp. ..............      84,816          1,871,041
Starbucks Corp. (a)............      26,638            653,164
Starwood Hotels & Resorts
 Worldwide, Inc. ..............      13,360            381,962
Wendy's International, Inc. ...       7,784            225,503
Yum! Brands, Inc. (a)..........      19,774            584,519
                                                  ------------
                                                     7,134,402
                                                  ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class
 A.............................       4,930             96,825
Black & Decker Corp. (The).....       5,545            240,930
Centex Corp. ..................       4,143            322,284
Fortune Brands, Inc. ..........       9,960            519,912
KB Home........................       3,372            208,997
Leggett & Platt, Inc. .........      13,604            278,882
Maytag Corp. ..................       5,891            143,858
Newell Rubbermaid, Inc. .......      18,448            516,544
Pulte Homes, Inc. .............       4,073            251,141
Snap-on, Inc. .................       3,902            113,275
Stanley Works (The)............       5,984            165,158
Tupperware Corp. ..............       4,435             63,687
Whirlpool Corp. ...............       4,582            291,874
                                                  ------------
                                                     3,213,367
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)...............      14,768       $    629,855
Colgate-Palmolive Co. .........      36,017          2,087,185
Kimberly-Clark Corp. ..........      34,429          1,795,128
Procter & Gamble Co. (The).....      87,482          7,801,645
                                                  ------------
                                                    12,313,813
                                                  ------------
INDUSTRIAL CONGLOMERATES (4.2%)
3M Co. ........................      26,299          3,392,045
General Electric Co. (c).......     674,923         19,356,791
Textron, Inc. .................       9,136            356,487
Tyco International Ltd. .......     134,355          2,550,058
                                                  ------------
                                                    25,655,381
                                                  ------------
INSURANCE (4.5%)
ACE, Ltd. .....................      17,523            600,864
AFLAC, Inc. ...................      34,538          1,062,044
Allstate Corp. (The)...........      47,001          1,675,586
Ambac Financial Group, Inc. ...       7,049            466,996
American International Group,
 Inc. .........................     176,183          9,721,778
Aon Corp. .....................      20,690            498,215
Chubb Corp. (The)..............      12,539            752,340
Cincinnati Financial Corp. ....      10,861            402,834
Hartford Financial Services
 Group, Inc. (The).............      18,814            947,473
Jefferson-Pilot Corp. .........       9,643            399,799
John Hancock Financial
 Services, Inc. ...............      19,372            595,302
Lincoln National Corp. ........      11,802            420,505
Loews Corp. ...................      12,755            603,184
Marsh & McLennan Cos., Inc. ...      35,945          1,835,711
MBIA, Inc. ....................       9,693            472,534
MetLife, Inc. .................      51,152          1,448,625
MGIC Investment Corp. .........       6,743            314,494
Progressive Corp. (The)........      14,550          1,063,605
Prudential Financial, Inc.
 (a)...........................      36,636          1,232,801
SAFECO Corp. ..................       9,280            327,398
St. Paul Cos., Inc. (The)......      15,542            567,438
Torchmark Corp. ...............       7,948            296,063
Travelers Property Casualty
 Corp. Class B.................      67,252          1,060,564
UNUMProvident Corp. ...........      19,750            264,847
XL Capital Ltd. Class A........       9,099            755,217
                                                  ------------
                                                    27,786,217
                                                  ------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a).................      21,489          2,238,724
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.2%)
Yahoo!, Inc. (a)...............      40,723          1,334,086
                                                  ------------

IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a)....      12,577            479,435
Electronic Data Systems
 Corp. ........................      31,844            683,054


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

14
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

IT CONSULTING & SERVICES (CONTINUED)
SunGard Data Systems, Inc.
 (a)...........................      19,479       $    504,701
Unisys Corp. (a)...............      23,058            283,152
                                                  ------------
                                                     1,950,342
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ...............       6,660            166,633
Eastman Kodak Co. .............      19,487            532,969
Hasbro, Inc. ..................      11,681            204,301
Mattel, Inc. ..................      29,188            552,237
                                                  ------------
                                                     1,456,140
                                                  ------------
MACHINERY (1.1%)
Caterpillar, Inc. .............      22,977          1,278,900
Cummins, Inc. .................       2,790            100,133
Danaher Corp. .................      10,200            694,110
Deere & Co. ...................      16,037            732,891
Dover Corp. ...................      13,640            408,654
Eaton Corp. ...................       5,014            394,151
Illinois Tool Works, Inc. .....      20,526          1,351,637
Ingersoll-Rand Co. Class A.....      11,363            537,697
ITT Industries, Inc. ..........       6,149            402,514
Navistar International Corp.
 (a)...........................       4,748            154,927
PACCAR, Inc. ..................       7,700            520,212
Pall Corp. ....................       8,585            193,162
Parker-Hannifin Corp. .........       7,924            332,729
                                                  ------------
                                                     7,101,717
                                                  ------------
MEDIA (4.1%)
AOL Time Warner, Inc. (a)......     303,733          4,887,064
Clear Channel Communications,
 Inc. (a)......................      40,953          1,735,998
Comcast Corp. (a)..............     151,743          4,579,604
Dow Jones & Co., Inc. .........       5,527            237,827
Gannett Co., Inc. .............      17,855          1,371,442
Interpublic Group of Cos., Inc.
 (The) (a).....................      26,005            347,947
Knight-Ridder, Inc. ...........       5,482            377,874
McGraw-Hill Cos., Inc. (The)...      13,018            807,116
Meredith Corp. ................       3,611            158,884
Monster Worldwide, Inc. (a)....       7,879            155,453
New York Times Co. (The) Class
 A.............................      10,095            459,322
Omnicom Group, Inc. ...........      12,881            923,568
Tribune Co. ...................      20,970          1,012,851
Univision Communications, Inc.
 Class A (a)...................      15,352            466,701
Viacom, Inc. Class B (a).......     118,596          5,177,901
Walt Disney Co. (The)..........     137,526          2,716,138
                                                  ------------
                                                    25,415,690
                                                  ------------
METALS & MINING (0.5%)
Alcoa, Inc. ...................      56,450          1,439,475
Allegheny Technologies,
 Inc. .........................       6,328             41,765
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............       9,749            238,850

                                   SHARES            VALUE
                                 -----------------------------
METALS & MINING (CONTINUED)
Newmont Mining Corp. ..........      27,184       $    882,393
Nucor Corp. ...................       5,265            257,195
Phelps Dodge Corp. (a).........       5,970            228,890
United States Steel Corp. .....       6,575            107,633
Worthington Industries,
 Inc. .........................       6,535             87,569
                                                  ------------
                                                     3,283,770
                                                  ------------
MULTILINE RETAIL (3.8%)
Big Lots, Inc. (a).............       8,353            125,629
Costco Wholesale Corp. (a).....      30,467          1,115,092
Dillard's, Inc. Class A........       6,240             84,053
Dollar General Corp. ..........      22,418            409,353
Family Dollar Stores, Inc. ....      11,591            442,197
Federated Department Stores,
 Inc. (a)......................      12,777            470,832
J.C. Penney Co., Inc. Holding
 Co. ..........................      18,906            318,566
Kohl's Corp. (a)...............      22,586          1,160,469
May Department Stores Co.
 (The).........................      19,379            431,376
Nordstrom, Inc. ...............       9,125            178,120
Sears, Roebuck and Co. ........      20,531            690,663
Target Corp. ..................      61,225          2,316,754
Wal-Mart Stores, Inc. .........     295,721         15,871,346
                                                  ------------
                                                    23,614,450
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)............      41,341            262,515
Calpine Corp. (a)..............      27,474            181,328
Duke Energy Corp. .............      59,601          1,189,040
Dynegy, Inc. Class A (a).......      25,979            109,112
El Paso Corp. .................      40,299            325,616
Mirant Corp. (a)...............      29,693             86,110
Williams Cos., Inc. (The)......      34,755            274,565
                                                  ------------
                                                     2,428,286
                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................      52,744            558,559
                                                  ------------

OIL & GAS (4.9%)
Amerada Hess Corp. ............       5,964            293,310
Anadarko Petroleum Corp. ......      17,072            759,192
Apache Corp. ..................      10,729            698,029
Ashland, Inc. .................       4,820            147,878
Burlington Resources, Inc. ....      13,442            726,809
ChevronTexaco Corp. ...........      71,942          5,194,212
ConocoPhillips.................      45,561          2,496,743
Devon Energy Corp. ............      15,533            829,462
EOG Resources, Inc. ...........       7,742            323,925
ExxonMobil Corp. ..............     451,045         16,197,026
Kerr-McGee Corp. ..............       6,994            313,331
Marathon Oil Corp. ............      20,906            550,873
Occidental Petroleum Corp. ....      25,397            852,069
Sunoco, Inc. ..................       5,187            195,757
Unocal Corp. ..................      17,274            495,591
                                                  ------------
                                                    30,074,207
                                                  ------------


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ...........       4,204       $    100,476
Georgia-Pacific Corp. .........      16,696            316,389
International Paper Co. .......      32,039          1,144,753
Louisiana-Pacific Corp. (a)....       7,910             85,744
MeadWestvaco Corp. ............      13,445            332,092
Weyerhaeuser Co. ..............      14,691            793,314
                                                  ------------
                                                     2,772,768
                                                  ------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. Class B.....       4,161            212,627
Avon Products, Inc. ...........      15,873            987,301
Gillette Co. (The).............      69,003          2,198,435
                                                  ------------
                                                     3,398,363
                                                  ------------
PHARMACEUTICALS (9.6%)
Abbott Laboratories............     105,228          4,604,777
Allergan, Inc. ................       8,693            670,230
Bristol-Myers Squibb Co. ......     130,403          3,540,442
Forest Laboratories, Inc.
 (a)...........................      24,264          1,328,454
Johnson & Johnson..............     200,488         10,365,230
King Pharmaceuticals, Inc.
 (a)...........................      17,134            252,898
Lilly (Eli) & Co. .............      75,652          5,217,718
Merck & Co., Inc. .............     151,165          9,153,041
Pfizer, Inc. ..................     533,177         18,207,995
Schering-Plough Corp. .........      98,050          1,823,730
Watson Pharmaceuticals, Inc.
 (a)...........................       7,595            306,610
Wyeth..........................      89,246          4,065,155
                                                  ------------
                                                    59,536,280
                                                  ------------
REAL ESTATE (0.4%)
Apartment Investment &
 Management Co. Class A........       6,600            228,360
Equity Office Properties
 Trust.........................      27,088            731,647
Equity Residential.............      18,075            469,046
Plum Creek Timber Co., Inc. ...      12,397            321,702
Simon Property Group, Inc. ....      12,704            495,837
                                                  ------------
                                                     2,246,592
                                                  ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. ........................      25,192            716,460
CSX Corp. .....................      14,897            448,251
Norfolk Southern Corp. ........      26,009            499,373
Union Pacific Corp. ...........      16,983            985,354
                                                  ------------
                                                     2,649,438
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.2%)
Advanced Micro Devices, Inc.
 (a)...........................      23,146            148,366
Altera Corp. (a)...............      25,737            422,087
Analog Devices, Inc. (a).......      24,562            855,249
Applied Materials, Inc. (a)....     110,322          1,749,707
Applied Micro Circuits Corp.
 (a)...........................      21,891            132,441
Broadcom Corp. Class A (a).....      19,017            473,713
Intel Corp. ...................     441,281          9,171,584
KLA-Tencor Corp. (a)...........      12,735            592,050
Linear Technology Corp. .......      20,949            674,767

                                   SHARES            VALUE
                                 -----------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
LSI Logic Corp. (a)............      26,674       $    188,852
Maxim Integrated Products,
 Inc. .........................      21,628            739,461
Micron Technology, Inc. (a)....      40,622            472,434
National Semiconductor Corp.
 (a)...........................      12,692            250,286
Novellus Systems, Inc. (a).....      10,479            383,751
NVIDIA Corp. (a)...............      10,654            245,149
PMC-Sierra, Inc. (a)...........      12,131            142,297
QLogic Corp. (a)...............       6,318            305,349
Teradyne, Inc. (a).............      12,296            212,844
Texas Instruments, Inc. .......     116,553          2,051,333
Xilinx, Inc. (a)...............      22,600            572,006
                                                  ------------
                                                    19,783,726
                                                  ------------
SOFTWARE (4.6%)
Adobe Systems, Inc. ...........      15,490            496,764
Autodesk, Inc. ................       8,014            129,506
BMC Software, Inc. (a).........      15,676            255,989
Citrix Systems, Inc. (a).......      10,953            223,003
Computer Associates
 International, Inc. ..........      38,409            855,753
Compuware Corp. (a)............      27,193            156,904
Electronic Arts, Inc. (a)......       9,595            709,934
Intuit, Inc. (a)...............      13,708            610,417
Mercury Interactive Corp.
 (a)...........................       5,891            227,451
Microsoft Corp. (c)............     725,038         18,568,223
Novell, Inc. (a)...............      24,445             75,291
Oracle Corp. (a)...............     354,672          4,263,157
Parametric Technology Corp.
 (a)...........................      21,272             64,880
PeopleSoft, Inc. (a)...........      21,064            370,516
Siebel Systems, Inc. (a).......      32,667            311,643
Symantec Corp. (a).............      10,200            447,372
VERITAS Software Corp. (a).....      27,489            788,110
                                                  ------------
                                                    28,554,913
                                                  ------------
SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)...........      19,740            310,313
AutoZone, Inc. (a).............       5,879            446,628
Bed Bath & Beyond, Inc. (a)....      19,658            762,927
Best Buy Co., Inc. (a).........      21,469            942,919
Circuit City Stores, Inc. .....      15,373            135,282
Gap, Inc. (The)................      59,132          1,109,316
Home Depot, Inc. (The).........     155,159          5,138,866
Limited Brands.................      34,932            541,446
Lowe's Cos., Inc. .............      52,588          2,258,655
Office Depot, Inc. (a).........      20,729            300,778
RadioShack Corp. ..............      11,295            297,171
Sherwin-Williams Co. (The).....      10,476            281,595
Staples, Inc. (a)..............      33,619            616,909
Tiffany & Co. .................       9,818            320,852
TJX Cos., Inc. (The)...........      35,117            661,604
Toys "R" Us, Inc. (a)..........      14,578            176,685
                                                  ------------
                                                    14,301,946
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.
 (a)...........................       9,005            263,486
Liz Claiborne, Inc. ...........       7,166            252,601


-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

16
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. Class B.............      17,632       $    943,136
Reebok International Ltd.
 (a)...........................       4,227            142,154
V.F. Corp. ....................       7,640            259,531
                                                  ------------
                                                     1,860,908
                                                  ------------
TOBACCO (1.1%)
Altria Group, Inc. ............     136,712          6,212,193
R.J. Reynolds Tobacco Holdings,
 Inc. .........................       6,100            226,981
UST, Inc. .....................      11,184            391,776
                                                  ------------
                                                     6,830,950
                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. .............      11,779            377,046
Grainger (W.W.), Inc. .........       6,125            286,405
                                                  ------------
                                                       663,451
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services, Inc.
 (a)...........................     181,047          1,486,396
Nextel Communications, Inc.
 Class A (a)...................      68,669          1,241,536
Sprint Corp. (PCS Group) (a)...      69,073            397,170
                                                  ------------
                                                     3,125,102
                                                  ------------
Total Common Stocks
 (Cost $565,709,065)...........                    604,981,871(d)
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (2.0%)

U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 1.10%, due 7/10/03 (c)........  $  800,000            799,792
 1.15%, due 7/17/03 (c)........  11,700,000         11,695,230
                                                  ------------
Total U.S. Government
 (Cost $12,495,022)............                     12,495,022
                                                  ------------
Total Short-Term Investments
 (Cost $12,495,022)............                     12,495,022
                                                  ------------
Total Investments
 (Cost $578,204,087) (e).......       100.0%       617,476,893(f)
Liabilities in excess of
 Cash and Other Assets,........        (0.0)(b)       (254,075)
                                 -----------      ------------
Net Assets.....................       100.0%      $617,222,818
                                 ===========      ============

                       CONTRACTS        UNREALIZED
                         LONG         DEPRECIATION(G)
                       ------------------------------
FUTURES CONTRACTS (-0.0%)(b)

Standard & Poor's 500 Index
 September 2003......     49             $(56,032)
 Mini September
   2003..............     13               (4,258)
                                         --------
Total Futures
 Contracts
 (Settlement Value
 $12,555,570) (d)....                    $(60,290)
                                         ========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents approximately 100.1% of net assets.
(e)  The cost for federal income tax purposes is $582,401,620.
(f)  At June 30, 2003 net unrealized appreciation was
     $35,075,273, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $136,292,320 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $101,217,047.
(g)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     June 30, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $578,204,087).............................................       $ 617,476,893
Cash........................................................              19,115
Receivables:
  Dividends.................................................             825,504
  Investment securities sold................................             299,891
Other assets................................................               7,581
                                                                   -------------
        Total assets........................................         618,628,984
                                                                   -------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             507,596
  Manager...................................................             257,556
  Transfer agent............................................             221,313
  Variation margin on futures contracts.....................             131,854
  NYLIFE Distributors.......................................             128,778
  Custodian.................................................              13,236
  Trustees..................................................               3,885
Accrued expenses............................................             141,948
                                                                   -------------
        Total liabilities...................................           1,406,166
                                                                   -------------
Net assets..................................................       $ 617,222,818
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $     192,217
Additional paid-in capital..................................         696,827,716
Accumulated undistributed net investment income.............             298,843
Accumulated net realized loss on investments................        (119,308,474)
Net unrealized appreciation on investments and futures
  transactions..............................................          39,212,516
                                                                   -------------
Net assets applicable to outstanding shares.................       $ 617,222,818
                                                                   =============
Shares of beneficial interest outstanding...................          19,221,726
                                                                   =============
Net asset value per share outstanding.......................       $       32.11
Maximum sales charge (3.00% of offering price)..............                0.99
                                                                   -------------
Maximum offering price per share outstanding................       $       33.10
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  5,177,402
  Interest..................................................        30,172
                                                              ------------
    Total income............................................     5,207,574
                                                              ------------
Expenses:
  Manager...................................................     1,448,370
  Distribution..............................................       724,185
  Transfer agent............................................       631,307
  Shareholder communication.................................        76,164
  Professional..............................................        50,646
  Custodian.................................................        47,732
  Recordkeeping.............................................        42,192
  Trustees..................................................        14,177
  Registration..............................................         9,633
  Miscellaneous.............................................        20,240
                                                              ------------
    Total expenses..........................................     3,064,646
                                                              ------------
Net investment income.......................................     2,142,928
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (22,040,461)
  Futures transactions......................................       761,711
                                                              ------------
Net realized loss on investments............................   (21,278,750)
                                                              ------------
Net change in unrealized depreciation on investments:
  Security transactions.....................................    81,911,783
  Futures transactions......................................       (45,395)
                                                              ------------
Net unrealized gain on investments..........................    81,866,388
                                                              ------------
Net realized and unrealized gain on investments.............    60,587,638
                                                              ------------
Net increase in net assets resulting from operations........  $ 62,730,566
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2003*        2002
                                                              ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $  2,142,928     $   4,415,729
  Net realized loss on investments..........................    (21,278,750)      (97,307,066)
  Net change in unrealized appreciation (depreciation) on
    investments and futures transactions....................     81,866,388      (107,566,029)
                                                               ------------     -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     62,730,566      (200,457,366)
                                                               ------------     -------------
Dividends and distributions to shareholders:
  From net investment income................................             --        (6,252,221)
  From net realized gain on investments.....................             --       (22,887,901)
                                                               ------------     -------------
    Total dividends and distributions to shareholders.......             --       (29,140,122)
                                                               ------------     -------------
Capital share transactions:
  Net proceeds from sale of shares..........................        128,002         2,705,651
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --        28,209,897
                                                               ------------     -------------
                                                                    128,002        30,915,548
  Cost of shares redeemed...................................    (34,669,403)     (163,946,815)
                                                               ------------     -------------
    Decrease in net assets derived from capital share
     transactions...........................................    (34,541,401)     (133,031,267)
                                                               ------------     -------------
    Net increase (decrease) in net assets...................     28,189,165      (362,628,755)
NET ASSETS:
Beginning of period.........................................    589,033,653       951,662,408
                                                               ------------     -------------
End of period...............................................   $617,222,818     $ 589,033,653
                                                               ============     =============
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $    297,176     $  (1,845,752)
                                                               ============     =============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

Financial Highlights selected per share data and ratios

                                          Six months
                                            ended                               Year ended December 31,
                                           June 30,       --------------------------------------------------------------------
                                            2003+           2002          2001           2000            1999           1998
                                          ----------      --------      --------      ----------      ----------      --------
Net asset value at beginning of
  period................................   $  28.87       $  37.35      $  42.76      $    47.36      $    39.47      $  30.91
                                           --------       --------      --------      ----------      ----------      --------
Net investment income...................       0.11           0.22          0.16            0.12            0.20          0.21
Net realized and unrealized gain (loss)
  on investments........................       3.13          (8.70)        (5.57)         (4.72)            7.69          8.35
                                           --------       --------      --------      ----------      ----------      --------
Total from investment operations........       3.24          (8.48)        (5.41)         (4.60)            7.89          8.56
                                           --------       --------      --------      ----------      ----------      --------
Less dividends and distributions:
From net investment income..............         --          (0.30)        (0.16)         (0.12)           (0.20)        (0.21)
From net realized gain on investments...         --          (1.12)        (1.17)         (1.44)           (0.99)        (0.43)
                                           --------       --------      --------      ----------      ----------      --------
Total dividends and distributions.......         --          (1.42)        (1.33)         (1.56)           (1.19)        (0.64)
                                           --------       --------      --------      ----------      ----------      --------
Reverse share split.....................         --           1.42          1.33            1.56            1.19          0.64
                                           --------       --------      --------      ----------      ----------      --------
Net asset value at end of period........   $  32.11       $  28.87      $  37.35      $    42.76      $    47.36      $  39.47
                                           ========       ========      ========      ==========      ==========      ========
Total investment return (a).............      11.22%        (22.70%)      (12.65%)         (9.71%)         19.99%        27.69%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............       0.74%++        0.59%         0.38%           0.26%           0.50%         0.68%
    Net expenses........................       1.06%++        1.02%         0.97%           0.92%           0.94%         0.96%
    Expenses (before reimbursement).....       1.06%++        1.02%         0.97%           0.92%           0.94%         0.99%
Portfolio turnover rate.................          2%             4%            4%              9%              3%            4%
Net assets at end of period (in
  000's)................................   $617,223       $589,034      $951,662      $1,136,628      $1,254,018      $797,120

-------

 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charge.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 8).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the current market value of total assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the number of outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair

MainStay Equity Index Fund

22
-

value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Manager deems it to be appropriate.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually. Income dividends and capital gain distributions are determined in accordance with federal income tax

                                                                              23
                                                                               -

regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions from ordinary income of $6,679,103 and net long-term capital gain of $22,461,019.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 2003, the Manager earned from the Fund $1,448,370.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

MainStay Equity Index Fund

24
-

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $631,307.

TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $5,611 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $42,192 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

The Fund had changed its year-end to November 30, 2002 for federal income tax purposes.

At November 30, 2002, for federal income tax purposes, capital loss carryforwards of $89,852,496 were available, to the extent provided by the regulations, to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                              25
                                                                               -

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $9,648 and $53,975, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         SIX MONTHS ENDED          YEAR ENDED
                                                          JUNE 30, 2003*        DECEMBER 31, 2002
                                                         ----------------       -----------------
Shares sold............................................            5                     75
Shares issued in reinvestment of dividends and
  distributions........................................           --                  1,022
                                                              ------                 ------
                                                                   5                  1,097
Shares redeemed........................................       (1,185)                (5,120)
Reduction of shares due to reverse share split.........           --                 (1,056)
                                                              ------                 ------
Net decrease...........................................       (1,180)                (5,079)
                                                              ======                 ======

-------
* Unaudited.

NOTE 8--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new purchases as of January 1, 2002.
2 Closed to new investors as of December 1, 2001.
3 An affiliate of New York Life Investment Management LLC.

                                   BLANK PAGE

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSEI10- 08/03
                      NYLIM-A03854                  06
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Russell 1000(R) Value Index,
                                                              Russell Midcap(R) Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/03       11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay Equity
Income Fund versus Russell 1000(R) Value
Index, Russell Midcap(R) Value Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -13.23%, 5 years 7.82%, Since Inception
7.75%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
PERIOD-END                                  INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
----------                                ---------------       ------------------    --------------------   -------------------
6/1/98                                        $ 9,450                $ 10,000                $ 10,000                $ 10,000
12/98                                           9,829                  10,442                   9,837                  10,117
12/99                                          12,296                  11,209                   9,826                  10,387
12/00                                          15,099                  11,995                  11,711                  10,738
12/01                                          15,836                  11,325                  11,983                  10,904
12/02                                          13,671                   9,567                  10,827                  11,169
6/30/03                                        14,615                  10,674                  12,247                  11,292

CLASS B SHARES Total Returns: 1 Year -13.47%, 5 Years 7.92%, Since Inception
7.99%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
PERIOD-END                                  INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
----------                                ---------------       ------------------    --------------------   -------------------
6/1/98                                       $ 10,000                $ 10,000                $ 10,000                $ 10,000
12/98                                          10,356                  10,442                   9,837                  10,117
12/99                                          12,857                  11,209                   9,826                  10,387
12/00                                          15,663                  11,995                  11,711                  10,738
12/01                                          16,317                  11,325                  11,983                  10,904
12/02                                          13,975                   9,567                  10,827                  11,169
6/30/03                                        14,780                  10,674                  12,247                  11,292

CLASS C SHARES Total Returns: 1 Year -9.77%, 5 Years 8.23%, Since Inception
8.15%
[PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
PERIOD-END                                  INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
----------                                ---------------       ------------------    --------------------   -------------------
6/1/98                                       $ 10,000                $ 10,000                $ 10,000               $  10,000
12/98                                          10,356                  10,442                   9,837                  10,117
12/99                                          12,857                  11,209                   9,826                  10,387
12/00                                          15,663                  11,995                  11,711                  10,738
12/01                                          16,317                  11,325                  11,983                  10,904
12/02                                          13,975                   9,567                  10,827                  11,169
6/30/03                                        14,893                  10,674                  12,247                  11,292

-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis


The stock market had much to contend with during the first six months of 2003. Early in the year, mounting geopolitical tensions took a toll on consumer confidence, which declined substantially in January and February. Geopolitical uncertainty and rising oil prices appeared to hamper corporate spending and hiring. The stock market also tumbled from mid-January through early March.

As coalition troops assembled in Kuwait in mid-March 2003, the stock market began a rally that lasted beyond the conclusion of major combat operations in Iraq. Consumer confidence rose and by the end of June, signs were beginning to point toward firmer spending, improved financial conditions, and more stable product and labor markets.

On May 28, 2003, President Bush signed the Jobs and Growth Tax Relief Reconciliation Act into law. For equity income investors, a highlight of the new tax law was a substantial reduction in the tax rate on corporate dividends.

Inflation remained subdued throughout the six-month period. Indeed, in May and June the Federal Reserve began to suggest that deflation might pose a more serious risk than inflation for the foreseeable future. To provide additional support for the economy, on June 25, 2003, the Federal Reserve reduced the targeted federal funds rate by 25 basis points to a low 1.0%.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay Equity Income Fund returned 6.91% for Class A shares, 6.48% for Class B shares, and 6.57% for Class C shares, excluding all sales charges. All share classes underperformed the 9.56% return of the average Lipper(1) equity income fund over the same period. All share classes also underperformed the 11.57% return of the Russell 1000(R) Value Index(2) and the 13.11% return of the Russell Midcap Value Index(3) for the six months ended June 30, 2003.

During the first half of 2003, the Fund saw positive performance versus the Russell 1000 Value Index in the financials sector, as a result of an under-weighted position and strong security selection. Consumer discretionary stocks, which were underweighted relative to the benchmark, and industrial issues, which were overweighted, both contributed positively to the Fund's performance. The Fund's overweighted positions in materials and energy stocks and underweighted positions in the information technology and health care sectors detracted from the Fund's performance.

-------
1. See footnote and table on page 11 for more information about Lipper Inc.
2. See footnote on page 5 for more information about the Russell 1000 Value
   Index.
3. See footnote on page 5 for more information about the Russell Midcap Value Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

PEROID-END                                                                      TOTAL RETURN %
----------                                                                     ---------------
12/98                                                                                 4.01
12/99                                                                                25.11
12/00                                                                                22.79
12/01                                                                                 4.88
12/02                                                                               -13.67
6/03                                                                                  6.91

CLASS B SHARES
[BAR GRAPH]

PERIOD END                                                                      TOTAL RETURN %
----------                                                                     ----------------
12/98                                                                                 3.56
12/99                                                                                24.16
12/00                                                                                21.83
12/01                                                                                 4.17
12/02                                                                               -14.35
6/03                                                                                  6.48

STRONG AND WEAK PERFORMERS

Navistar International and Cummins, both of which are suppliers to the commercial truck industry, advanced sharply as the long-depressed heavy-truck market began to show signs of improvement during the reporting period. Both stocks remain among the Fund's largest holdings. Each company made dramatic cost reductions when demand was weak, and we expect both to post sharp improvements in earnings and cash flow.

Class C Shares
[BAR GRAPH]

PERIOD-END                                                                      TOTAL RETURN %
----------                                                                      --------------
12/98                                                                                 3.56
12/99                                                                                24.16
12/00                                                                                21.83
12/01                                                                                 4.17
12/02                                                                               -14.35
6/03                                                                                  6.57

PG&E, a California utility, strongly outperformed broad market indices during the reporting period. The company is about to consummate a bankruptcy-reorganization plan that we believe may generate attractive earnings potential. We also believe the reorganization is likely to highlight the company's valuable and unusual infrastructure assets.

Natural gas producer Burlington Resources advanced on solid fundamentals and robust natural gas pricing throughout the reporting period. The price of Lehman Brothers shares rose on strong earnings driven by the firm's excellent position in fixed-income business lines.

Unfortunately, not all of the Fund's holdings had positive results. Farm equipment manufacturer AGCO's share price declined on investor speculation that fundamentals in the agriculture industry were deteriorating. The Fund continues to hold the stock, however, because we believe that after several years of below-average equipment purchases, farmers will need to act on their strong pent-up demand.

ICI, a British manufacturer of specialty chemicals, sold off sharply following an earnings warning that was largely driven by one-time factors. We believe that the company has excellent assets and has traded at a significant discount to its peers. Sensing that the sell-off may have been excessive, we increased the Fund's exposure to the stock.

Containerboard manufacturer Smurfit-Stone Container declined as investors worried about the strength and timing of an economic recovery. After years of supplier discipline to reduce excess capacity, however, we believe that a positive supply/demand imbalance may be developing in the containers & packaging industry. Since Smurfit-Stone Container is an early-cycle stock and the company enjoys a low cost position in its industry, we anticipate that even a modest uptick in economic activity will be quickly reflected in Smurfit-Stone Container's bottom-line.

DTE Energy is a utility which succumbed to profit-taking and detracted from the Fund's performance. Footwear retailer Payless ShoeSource declined on disappointing earnings. The poor performance was largely due to unseasonably cool, wet weather in much of the East, which both depressed same-store sales and exposed the company to write-downs associated with inventory clearance. We are currently reexamining the Fund's commitment to this investment, which until now has been a disappointment.

PORTFOLIO WEIGHTINGS

We continue to selectively overweight cyclical industries and sectors that we feel offer compelling emerging supply/demand characteristics, including the machinery and containers & packaging industries and the energy sector.

U.S. natural gas appears to be in extremely tight balance, with prices likely to stay strong for the intermediate term. Oil prices remain strong, due to OPEC restraint and smoldering, complex political issues in Venezuela, Nigeria, and Iraq. Finished-product inventories in the petroleum complex are extremely tight, and overall, we like the valuations and outlook for selected companies in the energy sector.

The Fund remains underweighted in financials--and banks in particular--since we find a shortage of companies with improving fundamentals and attractively valued securities. We currently intend to remain underweighted in the consumer discretionary sector, since atypically, consumer spending remained strong throughout the recent recession. Without pent-up demand, earnings growth among consumer discretionary companies is likely to remain modest, and at midyear, we believed that the sector was fairly valued.

LOOKING AHEAD

We are optimistic regarding both the worldwide economy and our style of investment. We view the weakening U.S. dollar as a bullish factor, since it tends to make U.S.-based industrial companies more competitive versus their international peers--a direct turnaround from the headwinds U.S.-based multinational companies have experienced for the last several years.

As always, we will continue to seek stocks that are selling at a large discount to private market value, have high dividend yields, and are issued by companies with improving fundamentals, positive earnings trends, and active restructuring programs.

Whatever the market or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Richard A. Rosen
Michael C. Sheridan
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/03

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A           -8.18%        9.05%          8.95%
    Class B           -8.94%        8.21%          8.13%
    Class C           -8.86%        8.23%          8.15%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A          -13.23%        7.82%          7.75%
    Class B          -13.47%        7.92%          7.99%
    Class C           -9.77%        8.23%          8.15%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                               SINCE INCEPTION
                      1 YEAR       5 YEARS     THROUGH 6/30/03
    Class A         185 out of     2 out of      2 out of
                    188 funds     131 funds      131 funds
    Class B         187 out of     4 out of      3 out of
                    188 funds     131 funds      131 funds
    Class C         186 out of       n/a         6 out of
                    188 funds                    137 funds
    Average Lipper
    equity income
    fund              -1.95%        0.23%           0.38%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

             NAV 6/30/03    INCOME    CAPITAL GAINS
    Class A     $12.28      $0.0219      $0.0000
    Class B     $12.16      $0.0000      $0.0000
    Class C     $12.17      $0.0000      $0.0000

-------
1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gains distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/03. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/03.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (92.2%)+

AEROSPACE & DEFENSE (1.5%)
Raytheon Co. ..................    114,442       $  3,758,275
                                                 ------------

AUTO COMPONENTS (2.4%)
ArvinMeritor, Inc. ............    135,600          2,736,408
Delphi Corp. ..................    361,900          3,123,197
                                                 ------------
                                                    5,859,605
                                                 ------------
BANKS (7.2%)
BB&T Corp. ....................     38,500          1,320,550
Compass Bancshares, Inc. ......    133,414          4,660,151
Hibernia Corp. Class A.........     68,557          1,244,995
Marshall & Ilsley Corp. .......     47,043          1,438,575
PNC Financial Services Group,
 Inc. .........................     23,457          1,144,936
SouthTrust Corp. ..............    170,674          4,642,333
Sovereign Bancorp, Inc. .......    199,521          3,122,504
                                                 ------------
                                                   17,574,044
                                                 ------------
BUILDING PRODUCTS (1.6%)
American Standard Cos., Inc.
 (a)...........................     51,883          3,835,710
                                                 ------------

CHEMICALS (5.2%)
Air Products & Chemicals,
 Inc. .........................     70,503          2,932,925
Arch Chemicals, Inc. ..........    181,882          3,473,946
Crompton Corp. ................    160,100          1,128,705
IMC Global, Inc. ..............     25,100            168,421
Imperial Chemicals Industries
 PLC ADR (b)...................    399,100          3,312,530
Olin Corp. ....................     95,525          1,633,477
                                                 ------------
                                                   12,650,004
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
Imagistics International, Inc.
 (a)...........................      9,796            252,737
Pitney Bowes, Inc. ............    136,511          5,243,388
                                                 ------------
                                                    5,496,125
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc. (a)..............    101,636            667,749
                                                 ------------
CONTAINERS & PACKAGING (3.7%)
Smurfit-Stone Container Corp.
 (a)...........................    340,700          4,439,321
Temple-Inland, Inc. ...........    106,500          4,569,915
                                                 ------------
                                                    9,009,236
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
ALLTEL Corp. ..................     50,613          2,440,559
                                                 ------------

ELECTRIC UTILITIES (6.7%)
DTE Energy Co. ................    109,779          4,241,861
Entergy Corp. .................     54,187          2,859,990
FirstEnergy Corp. .............     58,588          2,252,709
PG&E Corp. (a).................    132,725          2,807,134
PPL Corp. .....................     98,400          4,231,200
                                                 ------------
                                                   16,392,894
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
ELECTRICAL EQUIPMENT (1.0%)
Energizer Holdings, Inc. (a)...     75,695       $  2,376,823
                                                 ------------

ENERGY EQUIPMENT & SERVICES (8.5%)
ENSCO International, Inc. .....    132,022          3,551,392
GlobalSantaFe Corp. ...........    106,756          2,491,685
Pride International, Inc.
 (a)...........................    224,000          4,215,680
Rowan Co., Inc. (a)............    206,300          4,621,120
Transocean, Inc. (a)...........    269,700          5,925,309
                                                 ------------
                                                   20,805,186
                                                 ------------
FOOD & DRUG RETAILING (0.9%)
Safeway, Inc. (a)..............    106,100          2,170,806
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc. ...........    101,071          3,790,162
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Apria Healthcare Group, Inc.
 (a)...........................     98,300          2,445,704
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (2.7%)
Park Place Entertainment Corp.
 (a)...........................    328,312          2,984,356
Yum! Brands, Inc. (a)..........    118,964          3,516,576
                                                 ------------
                                                    6,500,932
                                                 ------------
HOUSEHOLD DURABLES (1.0%)
Fortune Brands, Inc. ..........     46,939          2,450,216
                                                 ------------

HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. ....................     41,719          1,779,315
                                                 ------------

INSURANCE (2.1%)
Hartford Financial Services
 Group, Inc. ..................     99,847          5,028,295
                                                 ------------

IT CONSULTING & SERVICES (1.3%)
Computer Sciences Corp. (a)....     82,352          3,139,258
                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (1.2%)
Callaway Golf Co. .............    227,241          3,004,126
                                                 ------------

MACHINERY (11.1%)
AGCO Corp. (a).................    352,183          6,015,286
Cummins, Inc. .................    182,925          6,565,178
Ingersoll-Rand Co. Class A.....     33,993          1,608,549
Navistar International Corp.
 (a)...........................    394,702         12,879,126
                                                 ------------
                                                   27,068,139
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2003 unaudited

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)

MULTILINE RETAIL (0.9%)
Federated Department Stores,
 Inc. .........................     60,041       $  2,212,511
                                                 ------------

OIL & GAS (11.3%)
Burlington Resources, Inc. ....    106,200          5,742,234
Kerr-McGee Corp. ..............    100,800          4,515,840
Premcor, Inc. (a)..............    197,100          4,247,505
Sunoco, Inc. ..................    151,259          5,708,515
Unocal Corp. ..................    151,576          4,348,715
Valero Energy Corp. ...........     79,800          2,899,134
                                                 ------------
                                                   27,461,943
                                                 ------------
PAPER & FOREST PRODUCTS (7.2%)
Boise Cascade Corp. ...........    200,100          4,782,390
Bowater, Inc. .................    124,700          4,670,015
MeadWestvaco Corp. ............    327,355          8,085,667
                                                 ------------
                                                   17,538,072
                                                 ------------
REAL ESTATE (3.9%)
Health Care Property Investors,
 Inc. .........................     72,421          3,067,029
Highwoods Properties, Inc. ....    106,963          2,385,275
Mack-Cali Realty Corp. ........    110,820          4,031,632
                                                 ------------
                                                    9,483,936
                                                 ------------
ROAD & RAIL (2.4%)
Burlington Northern Santa Fe
 Corp. ........................    134,995          3,839,258
CSX Corp. .....................     68,461          2,059,991
                                                 ------------
                                                    5,899,249
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
Advanced Micro Devices, Inc.
 (a)...........................    298,700          1,914,667
                                                 ------------

SPECIALTY RETAIL (0.8%)
Payless ShoeSource, Inc. (a)...    151,509          1,893,862
                                                 ------------
Total Common Stocks
 (Cost $230,046,452)...........                   224,647,403
                                                 ------------
CONVERTIBLE PREFERRED STOCKS (0.3%)

PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital
 Trust
 5.25%, 7/20/25 Series.........      5,370            264,473
                                                 ------------

REAL ESTATE (0.2%)
General Growth Properties, Inc.
 7.25%, 7/15/08 Series (c).....     14,318            562,411
                                                 ------------
Total Convertible Preferred
 Stocks
 (Cost $614,368)...............                       826,884
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM BOND (0.2%)
CORPORATE BOND (0.2%)

DIVERSIFIED FINANCIALS (0.2%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........  $ 392,297       $    417,796
                                                 ------------
Total Long-Term Bond
 (Cost $347,518)...............                       417,796
                                                 ------------
SHORT-TERM INVESTMENTS (5.6%)

COMMERCIAL PAPER (1.0%)
UBS Finance (Delaware) LLC
 1.31%, due 7/1/03.............  2,510,000          2,510,000
                                                 ------------
Total Commercial Paper
 (Cost $2,510,000).............                     2,510,000
                                                 ------------
                                   SHARES
                                 ----------
INVESTMENT COMPANY (4.6%)
Merrill Lynch Premier
 Institutional Fund............  11,080,000        11,080,000
                                                 ------------
Total Investment Company
 (Cost $11,080,000)............                    11,080,000
                                                 ------------
Total Short-Term Investments
 (Cost $13,590,000)............                    13,590,000
                                                 ------------
Total Investments
 (Cost $244,598,338) (d).......       98.3%       239,482,083(e)
Cash and Other Assets,
 Less Liabilities..............        1.7          4,109,221
                                 ----------      ------------
Net Assets.....................      100.0%      $243,591,304
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  PIERS-Preferred Income Equity Redeemable Stock.
(d)  The cost for federal income tax purposes is $245,045,781.
(e)  At June 30, 2003 net unrealized depreciation was
     $5,563,698, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $11,181,041, and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $16,744,739.

                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $244,598,338).............................................       $239,482,083
Cash........................................................              1,459
Receivables:
  Investment securities sold................................          7,534,851
  Fund shares sold..........................................            493,210
  Dividends.................................................            416,788
Other assets................................................             26,352
                                                                   ------------
        Total assets........................................        247,954,743
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,184,853
  Fund shares redeemed......................................            627,263
  Transfer agent............................................            166,755
  Manager...................................................            143,847
  NYLIFE Distributors.......................................            104,991
  Custodian.................................................              5,751
  Trustees..................................................                638
Accrued expenses............................................            129,341
                                                                   ------------
        Total liabilities...................................          4,363,439
                                                                   ------------
Net assets..................................................       $243,591,304
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     62,305
  Class B...................................................            113,281
  Class C...................................................             24,067
Additional paid-in capital..................................        262,044,361
Accumulated distributions in excess of net investment
  income....................................................           (143,010)
Accumulated net realized loss on investments................        (13,393,445)
Net unrealized depreciation on investments..................         (5,116,255)
                                                                   ------------
Net assets..................................................       $243,591,304
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 76,516,680
                                                                   ============
Shares of beneficial interest outstanding...................          6,230,526
                                                                   ============
Net asset value per share outstanding.......................       $      12.28
Maximum sales charge (5.50% of offering price)..............               0.71
                                                                   ------------
Maximum offering price per share outstanding................       $      12.99
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $137,797,536
                                                                   ============
Shares of beneficial interest outstanding...................         11,328,097
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.16
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 29,277,088
                                                                   ============
Shares of beneficial interest outstanding...................          2,406,652
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.17
                                                                   ============

14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 2,444,991
  Interest..................................................       41,306
                                                              -----------
    Total income............................................    2,486,297
                                                              -----------
Expenses:
  Manager...................................................      803,913
  Transfer agent............................................      530,613
  Distribution--Class B.....................................      476,990
  Distribution--Class C.....................................      102,567
  Service--Class A..........................................       93,926
  Service--Class B..........................................      158,997
  Service--Class C..........................................       34,189
  Shareholder communication.................................       40,196
  Registration..............................................       30,828
  Professional..............................................       28,611
  Recordkeeping.............................................       24,705
  Custodian.................................................       15,965
  Trustees..................................................        6,479
  Miscellaneous.............................................       12,016
                                                              -----------
    Total expenses..........................................    2,359,995
                                                              -----------
Net investment income.......................................      126,302
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    3,194,230
Net change in unrealized depreciation on investments........   11,036,638
                                                              -----------
Net realized and unrealized gain on investments.............   14,230,868
                                                              -----------
Net increase in net assets resulting from operations........  $14,357,170
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $6,756.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    126,302    $    370,521
  Net realized gain (loss) on investments...................      3,194,230     (16,417,265)
  Net change in unrealized depreciation on investments......     11,036,638     (22,869,402)
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     14,357,170     (38,916,146)
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (144,239)       (328,297)
    Class B.................................................             --              --
    Class C.................................................             --              --
  From net realized gain on investments:
    Class A.................................................             --        (446,252)
    Class B.................................................             --        (729,043)
    Class C.................................................             --        (157,334)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....       (144,239)     (1,660,926)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     18,201,325      79,196,510
    Class B.................................................     16,496,959      88,864,443
    Class C.................................................      4,543,919      27,200,106
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        119,652         628,017
    Class B.................................................             --         646,444
    Class C.................................................             --         120,713
                                                               ------------    ------------
                                                                 39,361,855     196,656,233
  Cost of shares redeemed:
    Class A.................................................    (26,759,639)    (28,346,039)
    Class B.................................................    (16,783,216)    (40,257,593)
    Class C.................................................     (5,089,622)     (5,251,703)
                                                               ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (9,270,622)    122,800,898
                                                               ------------    ------------
      Net increase in net assets............................      4,942,309      82,223,826
NET ASSETS:
Beginning of period.........................................    238,648,995     156,425,169
                                                               ------------    ------------
End of period...............................................   $243,591,304    $238,648,995
                                                               ============    ============
Accumulated distributions in excess of net investment income
  at end of period..........................................   $   (143,010)   $   (125,073)
                                                               ============    ============

-------
  *   Unaudited.

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months                                                            June 1*
                                                   ended                    Year ended December 31,                    through
                                                  June 30,       ----------------------------------------------      December 31,
                                                   2003+          2002         2001         2000         1999            1998
                                                 ----------      -------      -------      -------      -------      ------------
Net asset value at beginning of period.........   $ 11.51        $ 13.47      $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                  -------        -------      -------      -------      -------        -------
Net investment income (loss)...................      0.02           0.06         0.12         0.21         0.22           0.07
Net realized and unrealized gain (loss) on
 investments...................................      0.77          (1.90)        0.52         2.44         2.30           0.32
                                                  -------        -------      -------      -------      -------        -------
Total from investment operations...............      0.79          (1.84)        0.64         2.65         2.52           0.39
                                                  -------        -------      -------      -------      -------        -------
Less dividends and distributions:
From net investment income.....................     (0.02)         (0.06)       (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments..........        --          (0.06)       (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on
 investments...................................        --             --           --        (0.09)          --             --
                                                  -------        -------      -------      -------      -------        -------
Total dividends and distributions..............     (0.02)         (0.12)       (0.31)       (1.32)       (0.96)         (0.14)
                                                  -------        -------      -------      -------      -------        -------
Net asset value at end of period...............   $ 12.28        $ 11.51      $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                  =======        =======      =======      =======      =======        =======
Total investment return (a)....................      6.91%        (13.67%)       4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
 Supplemental Data:
   Net investment income (loss)................      0.61%++        0.71%        0.95%        1.66%        1.94%          1.20%++
   Net expenses................................      1.55%++        1.50%        1.53%        1.59%        1.65%          3.11%++
   Expenses (before reimbursement).............      1.55%++        1.50%        1.53%        1.59%        1.82%          3.11%++
Portfolio turnover rate........................        12%            46%         100%         148%         193%           270%
Net assets at end of period (in 000's).........   $76,517        $80,442      $40,692      $32,782      $18,764        $10,290

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

18
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Class B                                                      Class C
    -------------------------------------------------------------------   -------------------------------------------------
    Six months                                               June 1*      Six months
      ended              Year ended December 31,             through        ended            Year ended December 31,
     June 30,    ---------------------------------------   December 31,    June 30,    ------------------------------------
      2003+        2002       2001      2000      1999         1998         2003+        2002      2001      2000     1999
    ----------   --------   --------   -------   -------   ------------   ----------   --------   -------   ------   ------
     $  11.42    $  13.41   $  13.09   $ 11.78   $ 10.24      $10.00       $  11.42    $  13.41   $ 13.09   $11.78   $10.24
     --------    --------   --------   -------   -------      ------       --------    --------   -------   ------   ------
        (0.01)     (0.01)       0.03      0.12      0.15        0.04          (0.01)     (0.01)      0.03     0.12     0.15
         0.75      (1.92)       0.51      2.42      2.28        0.31           0.76      (1.92)      0.51     2.42     2.28
     --------    --------   --------   -------   -------      ------       --------    --------   -------   ------   ------
         0.74      (1.93)       0.54      2.54      2.43        0.35           0.75      (1.93)      0.54     2.54     2.43
     --------    --------   --------   -------   -------      ------       --------    --------   -------   ------   ------
           --          --     (0.03)    (0.12)     (0.15)      (0.04)            --          --    (0.03)   (0.12)    (0.15)
           --      (0.06)     (0.19)    (1.02)     (0.74)      (0.07)            --      (0.06)    (0.19)   (1.02)    (0.74)
           --          --         --    (0.09)        --          --             --          --        --   (0.09)       --
     --------    --------   --------   -------   -------      ------       --------    --------   -------   ------   ------
           --      (0.06)     (0.22)    (1.23)     (0.89)      (0.11)            --      (0.06)    (0.22)   (1.23)    (0.89)
     --------    --------   --------   -------   -------      ------       --------    --------   -------   ------   ------
     $  12.16    $  11.42   $  13.41   $ 13.09   $ 11.78      $10.24       $  12.17    $  11.42   $ 13.41   $13.09   $11.78
     ========    ========   ========   =======   =======      ======       ========    ========   =======   ======   ======
         6.48%     (14.35%)     4.17%    21.83%    24.16%       3.56%          6.57%     (14.35%)    4.17%   21.83%   24.16%


        (0.14%)++    (0.04%)     0.20%    0.91%     1.19%       0.45%++       (0.14%)++    (0.04%)    0.20%   0.91%    1.19%
         2.30%++     2.25%      2.28%     2.34%     2.40%       3.86%++        2.30%++     2.25%     2.28%    2.34%    2.40%
         2.30%++     2.25%      2.28%     2.34%     2.57%       3.86%++        2.30%++     2.25%     2.28%    2.34%    2.57%
           12%         46%       100%      148%      193%        270%            12%         46%      100%     148%     193%
     $137,798    $130,024   $105,146   $50,172   $23,803      $4,166       $ 29,277    $ 28,183   $10,586   $2,803   $  824

        Class C
     -------------
     September 1**
        through
     December 31,
         1998
     -------------
        $ 9.06
        ------
          0.04
          1.25
        ------
          1.29
        ------
         (0.04)
         (0.07)
            --
        ------
         (0.11)
        ------
        $10.24
        ======
         14.30%


          0.45%++
          3.86%++
          3.86%++
           270%
        $   --(b)

                                                                              19
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal

Notes to Financial Statements unaudited

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

MainStay Equity Income Fund

reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The tax character of distributions paid during the year ended December 31, 2002, shown in the Statement of Changes in Net Assets, are as follows:


Distributions paid from:
  Ordinary income            $   328,297
  Long-term capital gain       1,332,629
                             -----------
                             $ 1,660,926
                             ===========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $803,913. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended June 30, 2003.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $8,852 for the six months ended June 30, 2003. The Fund was also advised

MainStay Equity Income Fund

that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $43,315, $121,011 and $7,611, respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2003 amounted to $530,613.

TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $2,225 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $24,705 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $10,983,053 were available, to the extent provided by regulations to offset future realized gains of the Fund through 2010. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $5,157,179 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $27,699 and $41,234, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2003.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2003*               DECEMBER 31, 2002
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   1,577     1,452      396      6,186     6,744     2,094
Shares issued in reinvestment of dividends
  and distributions.........................      11        --       --         54        57        11
                                              ------    ------     ----     ------    ------    ------
                                               1,588     1,452      396      6,240     6,801     2,105
Shares redeemed.............................  (2,344)   (1,506)    (456)    (2,275)   (3,261)     (428)
                                              ------    ------     ----     ------    ------    ------
Net increase (decrease).....................    (756)      (54)     (60)     3,965     3,540     1,677
                                              ======    ======     ====     ======    ======    ======

-------
 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSEN10- 08/03
                                  NYLIM-A03841                 19

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    SEMIANNUAL REPORT
     UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay U.S. Large Cap
                                                              Equity Fund versus S&P 500(R) Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/03       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              The MainStay(R) Funds                           23

President's Letter

The first half of 2003 was a positive period for most investors. After watching the stock market decline for three consecutive years, domestic investors enjoyed double-digit positive market returns at all capitalization levels in both growth and value stocks.

Although employment and corporate spending remained soft during the first half of the year, the economy continued to advance. Low interest rates led to a strong housing market, and consumer confidence rebounded sharply. Inflation remained in check, and as geopolitical tensions eased, oil prices declined. In early May, the Federal Reserve began suggesting that deflation might present a bigger risk than inflation. In late June, the Fed reduced the targeted federal funds rate by 25 basis points to a low 1%.

The Federal Reserve's action followed monetary easing by various other central banks. Typically, lower interest rates mean higher bond prices. During the reporting period, most domestic and international bond markets provided positive returns, and emerging-market debt was particularly strong.

After considerable debate, Congress passed the Jobs and Growth Tax Relief Reconciliation Act of 2003, and President Bush signed it into law on May 28. The new law will give many investors tax breaks on corporate dividends and capital gains.

At MainStay, we are pleased to review the economic, monetary, and fiscal developments that contributed to the performance of our Funds during the first half of 2003. We would also like to assure shareholders that no matter where the market may move, each MainStay Fund follows established investment strategies and a well-defined investment process as it pursues its objective.

The report that follows describes the market conditions and portfolio management decisions that affected the performance of your MainStay Fund during the six months ended June 30, 2003. If you have any questions about the report or your MainStay investments, your registered representative will be pleased to assist you. As you look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2003

$10,000 Invested in MainStay
U.S. Large Cap Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Return: 1 Year -10.05%, Since Inception -17.68%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
PERIOD-END                                            EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
----------                                      -----------------------          -------------            ------------------
1/2/02                                                  $ 9,450                      $  10,000                    $ 10,000
12/02                                                     6,961                          7,790                      10,243
6/30/03                                                   7,475                          8,706                      10,355

CLASS B SHARES Total Return: 1 Year -10.25%, Since Inception -17.43%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
PERIOD-END                                             EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
----------                                       -----------------------          -------------            ------------------
1/2/02                                                   $ 10,000                     $ 10,000                     $ 10,000
12/02                                                       7,321                        7,790                       10,243
6/30/03                                                     7,509                        8,706                       10,355

CLASS C SHARES Total Return: 1 Year -6.36%, Since Inception -15.08%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
PERIOD-END                                             EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
----------                                       -----------------------          -------------            ------------------
1/2/02                                                   $ 10,000                    $ 10,000                    $  10,000
12/02                                                      7,321                        7,790                       10,243
6/30/03                                                    7,831                        8,706                       10,355

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 4%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

In the first two weeks of 2003, stocks rallied, but from mid-January through early March, they dropped precipitously. In mid-March, the market staged a turnaround that began eight days before coalition troops invaded Iraq and lasted long after President Bush announced that major combat operations had ended. The rally continued through most of the second quarter, tapering off slightly in the last two weeks of June.

Interest rates remained low throughout the reporting period, and near the end of June, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to 1.00%, its lowest level in several decades. Low interest rates helped the housing market remain relatively strong throughout the first half of 2003, and after falling in the first quarter, consumer confidence rebounded in the second quarter. Real gross domestic product continued to advance at a modest pace, and Congress approved a substantial tax-relief measure. Inflation has remained in check, and in two of its press releases the Federal Reserve has noted that a "substantial fall in inflation," though relatively unlikely, would be an unwelcome development.

According to the Bureau of Labor Statistics, in June 2003 the unemployment rate reached 6.4%, its highest level since April 1994. Several industries suffered from overcapacity. In the first quarter, oil premiums and geopolitical uncertainty left corporations reticent to spend or invest, and in the current environment, renewed spending may depend on stronger confidence that revenues will increase.

Interestingly, the rally that began in March has been led by higher-risk, lower-quality companies. In light of continuing economic uncertainty, however, we believe that such a trend is unlikely to be sustainable for long.

PERFORMANCE REVIEW

For the six months ended June 30, 2003, MainStay U.S. Large Cap Equity Fund returned 7.38% for Class A shares, 6.84% for Class B shares, and 6.98% for Class C shares, excluding all sales charges. All share classes underperformed the 10.38% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the 11.76% return of the S&P 500 Index(2) for the six months ended June 30, 2003.

Much of the Fund's underperformance resulted from its single-minded focus on higher-quality, lower-risk stocks in a period when investors appeared to favor just the opposite.

-------
1. See footnote and table on page 10 for more information about Lipper Inc.
2. See footnote on page 4 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR CHART]

PERIOD-END                                                                    TOTAL RETURN%
----------                                                                    -------------
12/02                                                                           -26.34
6/03                                                                              7.38
Past performance is no guarantee of future results.  See footnote 1 on page 10 for more information on performance.

CLASS B SHARES
[BAR CHART]

PERIOD-END                                                                      TOTAL RETURN%
----------                                                                      -------------
12/02                                                                           -26.79
6/03                                                                              6.84
Past performance is no guarantee of future results.  See footnote 1 on page 10 for more information on performance.


STRATEGIC POSITIONING

In selecting Fund investments, we have emphasized companies that we believe could increase earnings in a slower-growth environment, since it is by no means evident that robust economic growth can be achieved or sustained. In the first quarter, we trimmed or eliminated Fund positions in lower-quality companies with inconsistent or low earnings growth and focused on high-quality companies with consistent and sustainable earnings. We reduced the number of stocks held in the Fund from about 100 to around 80. In the process, we increased the Fund's weightings in the consumer staples and consumer discretionary sectors,

CLASS C SHARES
[BAR CHART]

                                                                             TOTAL RETURN%
                                                                             -------------
Period-End
----------
12/02                                                                           -26.79
6/03                                                                              6.98
Past performance is no guarantee of future results.  See footnote 1 on page 10 more information on performance.

and trimmed the Fund's commitment to stocks in the financials and information technology sectors.

Overall, this positioning hurt the Fund's performance during the first half of 2003. In light of the significant valuation disparity between high-quality and low-quality companies at the end of the reporting period, however, we believe that the Fund may be well positioned going forward.

STRONG AND WEAK PERFORMERS

Among the Fund's strongest performing stocks was VERITAS Software, which rebounded strongly with other information technology stocks. We eliminated the Fund's position after the shares had appreciated 50%.(3)

Citigroup shares participated nicely in the rally that began on March 12, 2003, and was one of the Fund's largest overweighted positions as of June 30, 2003. Citigroup benefited from strong growth on the consumer side and solid results from its mortgage and credit-card operations.

The Fund increased its position in Novellus Systems before the stock began to participate in the information technology rally. The stock advanced some 35% between May 19 and June 18, 2003. The company benefited when management reaffirmed earnings guidance and reported that it saw broadening demand.

Cisco Systems and Intel are both overweighted in the Fund, and both stocks showed strong performance during the first half of the year. Home Depot, which had previously lost ground to Lowe's, benefited from restructuring efforts and operational improvements, and the company's stock rose 38% in the first half of 2003.

Not all of the Fund's holdings had such positive results. Altria Group suffered from negative news, including the possibility of having to post a tobacco-

-------
3. Unless another time period is indicated, percentages reflect the price performance of stocks mentioned for the six months ended June 30, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ.

settlement bond that allegedly would have forced the company into bankruptcy. We trimmed the Fund's position significantly in the beginning of April as part of our quality-improvement strategy.

Johnson & Johnson declined in the first half of 2003 on competitive concerns and shortages of the company's Cypher stent. The stock had a negative impact on Fund performance during the reporting period.

Sara Lee declined when earnings came in short of analysts' expectations during April. Since the company has significant cash-flow generation that could lead to shareholder-friendly action, we increased the Fund's position in the stock in June after the earnings announcement.

Baxter International has suffered a series of setbacks, including significant competition in its plasma proteins business. The company is restructuring its operations, and we have trimmed the Fund's position to help manage portfolio risk.

Schering-Plough reduced earnings expectations and saw its share price decline over the first half of 2003. Competition has increased since Claritan lost its patent protection. The company's hepatitis franchise also performed below expectations, and the stock detracted from the Fund's performance during the reporting period.

SIGNIFICANT PURCHASES AND SALES

Throughout the reporting period, the Fund increased its position in Zimmer Holdings, an orthopedic implant company, after it announced plans to buy Centerpulse. The acquisition would improve the company's European coverage in a market that is already poised for growth as the population ages.

The Fund added Accenture in April and Affiliated Computer Services in June. Both companies offer similar technology-related services and consulting solutions to businesses, and we believed that both stocks were appropriately priced. We added a position in entertainment giant Viacom to the Fund in April. Since the company has strong operational results, we believe it is poised to benefit if the economy recovers and spending increases.

The Fund added a position in Marsh & McLennan in March 2003, and the stock benefited from positive insurance pricing and improvements in the capital markets. We also invested in Merrill Lynch in April, seeking to benefit from the firm's strong franchise in investment banking, financial management, and advisory services.

We eliminated the Fund's position in Alberson's in June on weak results as the company faced stiff competition from Wal-Mart and several discount clubs. Although the Fund is still overweighted in government-sponsored entities, we trimmed the Fund's position in Fannie Mae in the second quarter on concerns over possible changes in regulatory policies.

The Fund also trimmed or eliminated a number of information technology holdings, including IBM, Cisco Systems, Hewlett-Packard, Texas Instruments, VERITAS Software, and EMC. Most of these stocks made strong positive contributions to the Fund's six-month performance.

WEIGHTING CHANGES

As we sought to improve the quality of the Fund's portfolio, we increased consumer staples from an underweighted to an overweighted position, by establishing or adding to positions in companies with a long history of stable growth. These included Pepsi, Anheuser Bush, Sysco, Costco, Sara Lee, and Proctor & Gamble. Although the Fund remains underweighted in consumer discretionary stocks, investments in Comcast, Viacom, Target, and Home Depot brought the Fund closer to a market weighting.

As we trimmed the Fund's information technology holdings, we also shifted the portfolio's focus in the sector. Accenture and Affiliated Computer Services were added at more reasonable valuations than other technology stocks, which had risen to relatively high levels. During the six-month reporting period, we decreased the Fund's weighting in IT services and reduced positions in communications equipment, computers & peripherals, and semiconductors & semiconductor equipment & products.

We also trimmed financials from a slightly overweighted position at the beginning of the reporting period to slightly underweighted as of June 30, 2003. We increased exposure to the insurance and capital markets industries and reduced exposure to commercial banks and thrifts & mortgage finance.

LOOKING AHEAD

We believe that low interest rates will continue to make stocks attractive relative to alternatives. A weaker dollar may boost earnings for multinational corporations and attract foreign investors to our markets. Lower taxes on dividends and capital gains also provide incentives for investment.

Although investors now appear to view the investment glass as half full instead of half empty, we believe that investors are more likely to focus on valuations, earnings, dividends, and cash flows going forward, and we have positioned the Fund accordingly.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize above average total return consistent with reasonable risk.

Portfolio Management Team
McMorgan & Company LLC

Returns and Lipper Rankings as of 6/30/03
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                            1 YEAR            THROUGH 6/30/03
Class A                     -4.82%                -14.51%
Class B                     -5.54%                -15.15%
Class C                     -5.42%                -15.08%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                            1 YEAR            THROUGH 6/30/03
Class A                     -10.05%               -17.68%
Class B                     -10.25%               -17.43%
Class C                      -6.36%               -15.08%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/03

                                              SINCE INCEPTION
                            1 YEAR            THROUGH 6/30/03
Class A              857 out of 1011 funds  853 out of 961 funds
Class B              913 out of 1011 funds  879 out of 961 funds
Class C              901 out of 1011 funds  884 out of 961 funds

Average Lipper
large-cap core fund          -1.94%               -10.90%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/03

                            NAV 6/30/03               INCOME               CAPITAL GAINS
    Class A                    $7.86                  $0.0000                 $0.0000
    Class B                    $7.81                  $0.0000                 $0.0000
    Class C                    $7.82                  $0.0000                 $0.0000

-------
 1. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2. Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/02.

Portfolio of Investments June 30, 2003 unaudited

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (95.9%)+

AEROSPACE & DEFENSE (1.4%)
General Dynamics Corp. ...........  1,300       $    94,250
Honeywell International, Inc. ....  8,900           238,965
                                                -----------
                                                    333,215
                                                -----------
AIR FREIGHT & LOGISTICS (1.3%)
United Parcel Service, Inc. Class
 B................................  4,700           299,390
                                                -----------
AUTOMOBILES (0.4%)
General Motors Corp. .............  2,900           104,400
                                                -----------
BANKS (5.7%)
Bank of America Corp. ............  6,350           501,841
Bank One Corp. ...................  3,300           122,694
U.S. Bancorp...................... 12,000           294,000
Wachovia Corp. ...................  7,400           295,704
Washington Mutual, Inc. ..........  3,400           140,420
                                                -----------
                                                  1,354,659
                                                -----------
BEVERAGES (4.0%)
Anheuser-Busch Cos., Inc. ........  8,050           410,952
PepsiCo, Inc. .................... 12,400           551,800
                                                -----------
                                                    962,752
                                                -----------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. (a)...................  2,300           152,812
                                                -----------
CHEMICALS (2.6%)
Dow Chemical Co. (The)............  3,000            92,880
E.I. du Pont de Nemours & Co. ....  6,100           254,004
PPG Industries, Inc. .............  5,300           268,922
                                                -----------
                                                    615,806
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Accenture Ltd. Class A (a)........  9,600           173,664
Automatic Data Processing,
 Inc. ............................  5,400           182,844
Paychex, Inc. ....................  2,400            70,344
                                                -----------
                                                    426,852
                                                -----------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)........... 22,700           378,863
                                                -----------
COMPUTERS & PERIPHERALS (3.4%)
Dell Computer Corp. (a)...........  5,600           178,976
Hewlett-Packard Co. .............. 13,538           288,359
International Business Machines
 Corp. ...........................  4,050           334,125
                                                -----------
                                                    801,460
                                                -----------

                                    SHARES         VALUE
                                    -----------------------
DIVERSIFIED FINANCIALS (7.8%)
Citigroup, Inc. .................. 21,800      $    933,040
Fannie Mae........................  6,600           445,104
Freddie Mac.......................  3,300           167,541
Merrill Lynch & Co., Inc. ........  6,700           312,756
                                                -----------
                                                  1,858,441
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
SBC Communications, Inc. ......... 11,300           288,715
Verizon Communications, Inc. .....  7,250           286,012
                                                -----------
                                                    574,727
                                                -----------
ELECTRIC UTILITIES (2.1%)
Entergy Corp. ....................  4,400           232,232
Exelon Corp. .....................  4,600           275,126
                                                -----------
                                                    507,358
                                                -----------
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co. .............  4,850           247,835
                                                -----------

ENERGY EQUIPMENT & SERVICES (0.9%)
Schlumberger Ltd. ................  4,500           214,065
                                                -----------

FOOD & DRUG RETAILING (1.8%)
Sysco Corp. ......................  6,100           183,244
Walgreen Co. .....................  8,200           246,820
                                                -----------
                                                    430,064
                                                -----------
FOOD PRODUCTS (1.2%)
Sara Lee Corp. ................... 15,700           295,317
                                                -----------

HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
Baxter International, Inc. .......  3,700            96,200
Medtronic, Inc. ..................  4,600           220,662
Zimmer Holdings, Inc. (a).........  7,500           337,875
                                                -----------
                                                    654,737
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Cardinal Health, Inc. ............  4,200           270,060
UnitedHealth Group, Inc. .........  6,000           301,500
                                                -----------
                                                    571,560
                                                -----------
HOUSEHOLD PRODUCTS (3.1%)
Kimberly-Clark Corp. .............  3,700           192,918
Procter & Gamble Co. (The)........  6,000           535,080
                                                -----------
                                                    727,998
                                                -----------
INDUSTRIAL CONGLOMERATES (5.8%)
3M Co. ...........................  3,350           432,083
General Electric Co. ............. 26,200           751,416
Tyco International Ltd. .......... 10,850           205,933
                                                -----------
                                                  1,389,432
                                                -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay U.S. Large Cap Equity Fund

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)
INSURANCE (3.9%)
Allstate Corp. (The)..............  6,000       $   213,900
American International Group,
 Inc. ............................  6,900           380,742
Marsh & McLennan Cos., Inc. ......  5,000           255,350
Travelers Property Casualty Corp.
 Class A..........................  1,002            15,932
 Class B..........................  3,859            60,856
                                                -----------
                                                    926,780
                                                -----------
IT CONSULTING & SERVICES (0.6%)
Affiliated Computer Services, Inc.
 Class A (a)......................  3,200           146,336
                                                -----------

MEDIA (4.3%)
AOL Time Warner, Inc. (a).........  8,800           141,592
Comcast Corp. Class A (a)......... 12,743           384,584
Knight-Ridder, Inc. ..............  3,000           206,790
Viacom, Inc. Class B (a)..........  5,800           253,228
Walt Disney Co. (The).............  2,200            43,450
                                                -----------
                                                  1,029,644
                                                -----------
METALS & MINING (0.5%)
Alcoa, Inc. ......................  5,000           127,500
                                                -----------

MULTILINE RETAIL (5.1%)
Costco Wholesale Corp. (a)........  6,500           237,900
Kohl's Corp. (a)..................  3,300           169,554
Penney (J.C.) Co., Inc. ..........  3,400            57,290
Target Corp. .....................  6,500           245,960
Wal-Mart Stores, Inc. ............  9,550           512,549
                                                -----------
                                                  1,223,253
                                                -----------
OIL & GAS (5.5%)
BP PLC ADR (b)....................  5,600           235,312
ChevronTexaco Corp. ..............  3,800           274,360
ExxonMobil Corp. ................. 19,100           685,881
Royal Dutch Petroleum Co. (NY
 Shares)..........................  2,400           111,888
                                                -----------
                                                  1,307,441
                                                -----------
PHARMACEUTICALS (10.9%)
Bristol-Myers Squibb Co. .........  5,200           141,180
Eli Lilly & Co. ..................  4,500           310,365
Johnson & Johnson................. 10,450           540,265
Merck & Co., Inc. ................  7,600           460,180
Pfizer, Inc. ..................... 28,320           967,128
Schering-Plough Corp. ............  9,000           167,400
                                                -----------
                                                  2,586,518
                                                -----------

                                    SHARES         VALUE
                                    -----------------------
ROAD & RAIL (0.5%)
CSX Corp. ........................  3,900       $   117,351
                                                -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.1%)
Intel Corp. ...................... 22,200           461,405
Novellus Systems, Inc. (a)........  4,200           153,808
Texas Instruments, Inc. ..........  4,300            75,680
Xilinx, Inc. (a)..................  1,800            45,558
                                                -----------
                                                    736,451
                                                -----------
SOFTWARE (4.1%)
BMC Software, Inc. (a)............  4,000            65,320
Microsoft Corp. .................. 35,600           911,716
                                                -----------
                                                    977,036
                                                -----------
SPECIALTY RETAIL (1.7%)
Home Depot, Inc. (The)............ 12,200           404,064
                                                -----------

TOBACCO (0.6%)
Altria Group, Inc. ...............  3,000           136,320
                                                -----------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Vodafone Group PLC ADR (b)........ 11,900           233,835
                                                -----------
Total Investments
 (Cost $24,981,654) (c)...........   95.9%       22,854,272(d)
Cash and Other Assets,
 Less Liabilities.................    4.1           981,543
                                    ------      -----------
Net Assets........................  100.0%      $23,835,815
                                    ======      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $25,181,249.
(d) At June 30, 2003, net unrealized depreciation was $2,326,977, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $885,187 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,212,164.

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2003 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $24,981,654)..............................................       $22,854,272
Cash........................................................           956,713
Receivables:
  Fund shares sold..........................................            34,646
  Dividends.................................................            25,570
Other assets................................................            15,978
                                                                   -----------
        Total assets........................................        23,887,179
                                                                   -----------
LIABILITIES:
Payables:
  Professional..............................................            13,732
  Transfer agent............................................            12,840
  Manager...................................................             9,113
  NYLIFE Distributors.......................................             6,367
  Pricing Service...........................................             2,400
  Registration..............................................             1,091
  Custodian.................................................               608
Accrued expenses............................................             5,213
                                                                   -----------
        Total liabilities...................................            51,364
                                                                   -----------
Net assets..................................................       $23,835,815
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    27,367
  Class B...................................................             2,777
  Class C...................................................               193
Additional paid-in capital..................................        29,302,960
Accumulated undistributed net investment income.............            41,338
Net realized loss on investments............................        (3,411,438)
Net unrealized depreciation on investments..................        (2,127,382)
                                                                   -----------
Net assets..................................................       $23,835,815
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,514,968
                                                                   ===========
Shares of beneficial interest outstanding...................         2,736,690
                                                                   ===========
Net asset value per share outstanding.......................       $      7.86
Maximum sales charge (5.50% of offering price)..............              0.46
                                                                   -----------
Maximum offering price per share outstanding................       $      8.32
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 2,169,946
                                                                   ===========
Shares of beneficial interest outstanding...................           277,708
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.81
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   150,901
                                                                   ===========
Shares of beneficial interest outstanding...................            19,301
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.82
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2003 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   206,529
  Interest..................................................          601
                                                              -----------
    Total income............................................      207,130
                                                              -----------
Expenses:
  Manager...................................................       69,886
  Transfer agent............................................       34,552
  Service--Class A..........................................       24,445
  Service--Class B..........................................        2,253
  Service--Class C..........................................          181
  Registration..............................................       18,091
  Professional..............................................       13,493
  Distribution--Class B.....................................        6,760
  Distribution--Class C.....................................          544
  Recordkeeping.............................................        6,000
  Custodian.................................................        4,862
  Pricing service...........................................        3,475
  Trustees..................................................        1,739
  Shareholder communication.................................        1,469
  Miscellaneous.............................................        6,850
                                                              -----------
    Total expenses before reimbursement.....................      194,600
Expense reimbursement by Manager............................      (25,938)
                                                              -----------
    Net expenses............................................      168,662
                                                              -----------
Net investment income.......................................       38,468
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (2,794,466)
Net change in unrealized depreciation on investments........    4,344,090
                                                              -----------
Net realized and unrealized gain on investments.............    1,549,624
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,588,092
                                                              ===========

-------

(a) Dividends recorded net of foreign withholding taxes of $1,042.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2003*       2002
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    38,468     $    80,631
  Net realized loss on investments..........................    (2,794,466)       (616,972)
  Net change in unrealized depreciation on investments......     4,344,090      (6,471,472)
                                                               -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     1,588,092      (7,007,813)
                                                               -----------     -----------
  Dividends to shareholders:
    From net investment income:
    Class A.................................................            --        (121,363)
    Class B.................................................            --          (2,044)
    Class C.................................................            --            (213)
                                                               -----------     -----------
      Total dividends to shareholders.......................            --        (123,620)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     1,057,437      27,504,249
    Class B.................................................     1,225,493       1,975,216
    Class C.................................................        29,097         231,188
  Net asset value of shares issued to shareholders in
    reinvestments of dividends:
    Class A.................................................            --           5,352
    Class B.................................................            --           1,799
    Class C.................................................            --             103
                                                               -----------     -----------
                                                                 2,312,027      29,717,907
  Cost of shares redeemed:
    Class A.................................................      (222,634)     (1,445,274)
    Class B.................................................      (673,796)       (229,325)
    Class C.................................................       (33,506)        (46,243)
                                                               -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................     1,382,091      27,997,065
                                                               -----------     -----------
      Net increase in net assets............................     2,970,183      20,865,632
NET ASSETS:
Beginning of period.........................................    20,865,632              --
                                                               -----------     -----------
End of period...............................................   $23,835,815     $20,865,632
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    41,338     $     2,870
                                                               ===========     ===========

-------
  *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                  Class A                     Class B                     Class C
                                         -------------------------   -------------------------   -------------------------
                                         Six months                  Six months                  Six months
                                           ended       Year ended      ended       Year ended      ended       Year ended
                                          June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                                           2003+          2002         2003+          2002         2003+          2002
                                         ----------   ------------   ----------   ------------   ----------   ------------
Net asset value at beginning of
  period...............................   $  7.32       $ 10.00       $  7.31       $ 10.00       $  7.31       $ 10.00
                                          -------       -------       -------       -------       -------       -------
Net investment income (loss) (a).......      0.01          0.03         (0.02)        (0.02)        (0.02)        (0.02)
Net realized and unrealized loss on
  investments..........................      0.53         (2.66)         0.52         (2.66)         0.53         (2.66)
                                          -------       -------       -------       -------       -------       -------
Total from investment operations.......      0.54         (2.63)         0.50         (2.68)         0.51         (2.68)
                                          -------       -------       -------       -------       -------       -------
Less dividends to shareholders:
  From net investment income...........        --         (0.05)           --         (0.01)           --         (0.01)
                                          -------       -------       -------       -------       -------       -------
Total dividends to shareholders........        --         (0.05)           --         (0.01)           --         (0.01)
                                          -------       -------       -------       -------       -------       -------
Net asset value at end of period.......   $  7.86       $  7.32       $  7.81       $  7.31       $  7.82       $  7.31
                                          =======       =======       =======       =======       =======       =======
Total investment return (b)............      7.38%       (26.34%)        6.84%       (26.79%)        6.98%       (26.79%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).......      0.43%++       0.39%        (0.32%)++     (0.36%)       (0.32%)++     (0.36%)
    Net expenses.......................      1.50%++       1.50%         2.25%++       2.25%         2.25%++       2.25%
    Expenses (before reimbursement)....      1.74%++       1.86%         2.49%++       2.61%         2.49%++       2.61%
Portfolio turnover rate................        26%            6%           26%            6%           26%            6%
Net assets at end of period (in
  000's)...............................   $21,515       $19,244       $ 2,170       $ 1,476       $   151       $   146

-------

 +   Unaudited.
++   Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

   The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay U.S. Large Cap Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 28, 2001, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize above average total return consistent with reasonable risk.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange,

MainStay U.S. Large Cap Equity Fund

including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

OFFERING COSTS. Costs incurred in connection with the initial offering of the Fund, in the amount of $41,853, were amortized over a period of 12 months beginning with the commencement of operations on January 2, 2002.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to McMorgan & Company LLC (the "Subadvisor"), a registered investment Advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2003, the Manager earned from the Fund $69,886 and reimbursed the Fund $25,938.

MainStay U.S. Large Cap Equity Fund

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.325% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $133 for the six months ended June 30, 2003. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $2,823 and $333 respectively, for the six months ended June 30, 2003.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2003 amounted to $34,552.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. Beginning January 1, 2003, the Audit Committee Chairman receives an additional $2,000 for each meeting of the Audit Committee attended. Also, beginning January 1, 2003, the Chairpersons of the Brokerage Committee and the Operations Committee each receive an additional $1,000 for each meeting of the Brokerage Committee and Operations Committee attended, respectively. The Trust allocates trustees fees in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2003, New York Life held shares of Class A, Class B and Class C with a net asset value of $19,492,800, $78,100 and $78,200, respectively. This represents 90.6%, 3.6% and 51.8% of the Class A, Class B and Class C of the net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $210 for the six months ended June 30, 2003.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2003.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $200,215 were available to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $217,162 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2003, purchases and sales of securities, other than short-term securities, were $6,137 and $5,470, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.
The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June
30, 2003.

MainStay U.S. Large Cap Equity Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2003*               DECEMBER 31, 2002
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    139       168        4       2,820      232       26
Shares issued in reinvestment of
  dividends.................................     --        --       --           1       --(a)    --(a)
                                                ---       ---       --       -----      ---       --
                                                139       168        4       2,821      232       26
Shares redeemed.............................    (30)      (92)      (5)       (193)     (30)      (6)
                                                ---       ---       --       -----      ---       --
Net increase (decrease).....................    109        76       (1)      2,628      202       20
                                                ===       ===       ==       =====      ===       ==

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Blue Chip Growth Fund
MainStay Capital Appreciation Fund
MainStay Equity Index Fund(1)
MainStay Mid Cap Growth Fund
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY AND INCOME FUNDS
MainStay Convertible Fund
MainStay Equity Income Fund
MainStay Growth Opportunities Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Strategic Value Fund
MainStay Total Return Fund
MainStay Value Fund

INCOME FUNDS
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Money Market Fund
MainStay Strategic Income Fund
MainStay Tax Free Bond Fund

INTERNATIONAL FUNDS
MainStay Global High Yield Fund
MainStay International Bond Fund
MainStay International Equity Fund


INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey


SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1. Closed to new purchases as of January 1, 2002.
2. Closed to new investors as of December 1, 2001.
3. An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
MICHAEL H. SUTTON         Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT LLP
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1. As of June 30, 2003.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSLE10-08/03
                      NYLIM-A03781                             31
[RECYCLE LOGO]

                                                        [MAINSTAY FUNDS LOGO]

    MainStay(R) U.S. Large Cap Equity Fund              MSLEIO-08/03
                                                                31
    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2003

    [MAINSTAY LOGO]

                                   FORM N-CSR


ITEM 2.   CODE OF ETHICS.

                  Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

                  Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Not applicable.

ITEM 5.   [RESERVED]

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)      Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 202.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:      /s/ Gary E. Wendlandt
         GARY E. WENDLANDT
         CHAIRMAN

Date:      August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Gary E. Wendlandt
         GARY E. WENDLANDT
         CHAIRMAN

Date:      August 29, 2003

By:      /s/Patrick J. Farrell
         PATRICK J. FARRELL
         TREASURER AND
         CHIEF FINANCIAL AND ACCOUNTING OFFICER


Date:      August 29, 2003

                                  EXHIBIT INDEX

                  (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.